TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                                1

MASSMUTUAL MONEY MARKET FUND
  (FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)
    Portfolio Manager Report                                                                          3
    Portfolio of Investments                                                                          5
    Financial Statements                                                                              7

MASSMUTUAL SHORT-DURATION BOND FUND
    Portfolio Manager Report                                                                         12
    Portfolio of Investments                                                                         15
    Financial Statements                                                                             18

MASSMUTUAL CORE BOND FUND
    Portfolio Manager Report                                                                         23
    Portfolio of Investments                                                                         26
    Financial Statements                                                                             33

MASSMUTUAL DIVERSIFIED BOND FUND
    Portfolio Manager Report                                                                         38
    Portfolio of Investments                                                                         40
    Financial Statements                                                                             45

MASSMUTUAL BALANCED FUND
    Portfolio Manager Report                                                                         50
    Portfolio of Investments                                                                         53
    Financial Statements                                                                             61

MASSMUTUAL CORE VALUE EQUITY FUND
    Portfolio Manager Report                                                                         66
    Portfolio of Investments                                                                         69
    Financial Statements                                                                             76

MASSMUTUAL FUNDAMENTAL VALUE FUND
    Portfolio Manager Report                                                                         81
    Portfolio of Investments                                                                         83
    Financial Statements                                                                             85

MASSMUTUAL VALUE EQUITY FUND
    Portfolio Manager Report                                                                         89
    Portfolio of Investments                                                                         91
    Financial Statements                                                                             94

MASSMUTUAL LARGE CAP VALUE FUND
    Portfolio Manager Report                                                                         98
    Portfolio of Investments                                                                        100
    Financial Statements                                                                            102

MASSMUTUAL INDEXED EQUITY FUND
    Portfolio Manager Report                                                                        107
    Portfolio of Investments                                                                        110
    Financial Statements                                                                            116

MASSMUTUAL BLUE CHIP GROWTH FUND
    Portfolio Manager Report                                                                        122
    Portfolio of Investments                                                                        124
    Financial Statements                                                                            127

MASSMUTUAL LARGE CAP GROWTH FUND
    Portfolio Manager Report                                                                        131
    Portfolio of Investments                                                                        133
    Financial Statements                                                                            135

MASSMUTUAL GROWTH EQUITY FUND
    Portfolio Manager Report                                                                        139
    Portfolio of Investments                                                                        142
    Financial Statements                                                                            144

MASSMUTUAL AGGRESSIVE GROWTH FUND
    Portfolio Manager Report                                                                        149
    Portfolio of Investments                                                                        151
    Financial Statements                                                                            153

MASSMUTUAL OTC 100 FUND
    Portfolio Manager Report                                                                        158
    Portfolio of Investments                                                                        160
    Financial Statements                                                                            162

MASSMUTUAL FOCUSED VALUE FUND
    Portfolio Manager Report                                                                        167
    Portfolio of Investments                                                                        169
    Financial Statements                                                                            170

MASSMUTUAL SMALL COMPANY VALUE FUND
    Portfolio Manager Report                                                                        175
    Portfolio of Investments                                                                        177
    Financial Statements                                                                            181

MASSMUTUAL SMALL CAP EQUITY FUND
  (FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)
    Portfolio Manager Report                                                                        185
    Portfolio of Investments                                                                        188
    Financial Statements                                                                            190

MASSMUTUAL MID CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                                        195
    Portfolio of Investments                                                                        197
    Financial Statements                                                                            199

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
    Portfolio Manager Report                                                                        204
    Portfolio of Investments                                                                        206
    Financial Statements                                                                            209

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                                        214
    Portfolio of Investments                                                                        216
    Financial Statements                                                                            219

MASSMUTUAL SMALL COMPANY GROWTH FUND
    Portfolio Manager Report                                                                        224
    Portfolio of Investments                                                                        226
    Financial Statements                                                                            228

MASSMUTUAL EMERGING GROWTH FUND
    Portfolio Manager Report                                                                        232
    Portfolio of Investments                                                                        234
    Financial Statements                                                                            237

MASSMUTUAL INTERNATIONAL EQUITY FUND
    Portfolio Manager Report                                                                        242
    Portfolio of Investments                                                                        245
    Financial Statements                                                                            247

MASSMUTUAL OVERSEAS FUND
    Portfolio Manager Report                                                                        252
    Portfolio of Investments                                                                        254
    Financial Statements                                                                            257

NOTES TO FINANCIAL STATEMENTS                                                                       261

INDEPENDENT AUDITORS' REPORT                                                                        287

TRUSTEES AND OFFICERS (UNAUDITED)                                                                   288

FEDERAL TAX INFORMATION (UNAUDITED)                                                                 291

MASSMUTUAL INSTITUTIONAL FUNDS - LETTER TO SHAREHOLDERS

                                                                February 1, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

"A BACK-TO-BASICS APPROACH IS MORE IMPORTANT THAN EVER."

2002'S DECLINE MAKES IT THREE IN A ROW

Stock prices fell for the third consecutive year in 2002, the first time that phenomenon has occurred since 1939-1941, when the United States stood at the threshold of World War II. For many investors, 2002 was the most grueling year of the current bear market, with the S&P 500 Index posting a loss of 22.1%, almost equaling its setbacks from the previous two years combined. Likewise, the Dow Jones Industrial Average retreated 15.1%, turning in its worst performance since 1977.(1) The NASDAQ Composite Index, a proxy for technology and other growth sectors, finished the period with a loss of 31.5%.

The year began on a hopeful note, as stocks meandered sideways in the first quarter, digesting the gains from a spirited fourth-quarter rally in 2001. However, share prices fell sharply when it became evident that the anticipated rebound in corporate earnings was not forthcoming. A series of corporate accounting scandals also took their toll on investors' psychology, as did alleged conflicts of interest among security analysts at a number of prominent firms. On the geopolitical front, tension between Israel and the Palestinians and the possibility of another terrorist strike unnerved investors. A falling U.S. dollar and rising crude oil prices were additional sources of concern. It was difficult to argue with analysts who dubbed it "the perfect economic storm," as the S&P 500 tumbled from the 1150 area in March to below 800 by July.

In late summer the market recovered somewhat, only to decline again in September and early October on bad news from the manufacturing sector and faltering consumer confidence. Amid widespread fears of a double-dip recession, the share prices of many lower-quality stocks were reduced to near-bankruptcy levels. Finally, in mid-October bargain hunters stepped in, producing a welcome rally that carried through November. News that the economy grew at an annualized rate of 4.0% in the third quarter, compared with just 1.3% in the second quarter, helped drive the advance. The Federal Reserve Board also contributed to the improving investment climate, cutting short-term interest rates by 50 basis points early in November. At the same time, the Fed moved back to a neutral bias from one favoring easing, suggesting that it was unlikely to trim rates again in the near future. The action left the target federal funds rate at 1.25%, its lowest level in over 40 years. However, lackluster retail sales during the holiday season and the increasingly likely prospect of military conflict with Iraq caused stocks to give back some of their gains as the year drew to a close.

Compared with the two previous years, it was much harder to find stocks that increased in value in 2002. For the year overall, not a single one of the 21 U.S. stock indexes monitored by the Frank Russell Company had a positive return, and all but two suffered double-digit declines.(2) Repeating a pattern evident in 2000 and 2001, value significantly outperformed growth. However, there was no consistent advantage in any one capitalization group--small-cap value bested large-cap value, while large-caps had the upper hand in the growth category.

TREASURIES BENEFIT FROM FLIGHT TO SAFETY

Investors looking for positive returns had smoother sailing in the bond market, as the Lehman Brothers Aggregate Bond Index, tracking the activity of taxable securities across the government,

----------
(1) Source: CNNMoney Web site, 12/31/02 article titled "Investors say ta-ta, 2002."
(2) Source: Russell Web site--U.S. Equity Index returns for 2002.

mortgage-backed and corporate sectors, returned 10.3% for the year. Reflecting investors' concerns about corporate earnings, Treasury securities were the best-performing fixed-income sector, while corporates fared the worst. Mortgage-backed debt, which tends to do well in an environment of stable interest rates, also outperformed the corporate sector.

Within corporates, quality was better, as investors sought to minimize their risk from defaults and credit rating downgrades. High-yield debt struggled in this environment, while at one point spreads on investment grade corporate securities ballooned to approximately 240 basis points above Treasuries, versus a normal spread of approximately 100 basis points. By year end, spreads had narrowed somewhat, as the Fed's rate cut and a rising stock market bolstered the sentiment of investors in corporate securities.

LOOKING AHEAD

The past three years have sorely tested the patience and resources of most investors, and certainly many questions remain about the outlook for 2003. War with Iraq, another terrorist attack, a softening in consumer spending and a continued drought in corporate capital spending are all factors that could make life challenging for investors in the short term.

However, some positive factors could offset those negatives. Over the past several years, many companies have completed significant restructuring projects, cutting costs and refocusing on core businesses. At the same time, the overcapacity plaguing many industries has been eliminated or at least lessened considerably. As a result, any significant rebound in demand would be reflected in the bottom line of many firms. Interest rates are near their historical lows, creating a favorable credit environment. Finally, it looks as though we can look forward to some kind of economic stimulus package from Washington.

We therefore believe that now is a good time to reflect on the merits of a long-term investment plan. Market history shows that the longer you are in the stock market, the better your chances of coming out ahead. Moreover, missing out on the early stages of an advance can be costly because that's often where some of the most powerful upward thrust in stock prices occurs. Since no one knows when a new bull market may begin, the best we can do is position ourselves in an attempt to take advantage of it when it hopefully does occur and let the historical long-term upward bias in stock prices work in our favor. In difficult times like this, a back-to-basics approach is more important than ever.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MASSMUTUAL INSTITUTIONAL FUNDS

MASSMUTUAL MONEY MARKET FUND - PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MONEY MARKET FUND?

The objectives and policies of the Fund are to:

- maximize current income to the extent consistent with liquidity and the preservation of capital

-  invest in a diversified portfolio of money market instruments

- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares had a return of 1.42%, trailing the 1.70% return of 91-day Treasury bills.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Short-term interest rates remained fairly stable in 2002. In March, responding to improving economic data and a stock market that appeared to have stabilized, the Federal Reserve Board shifted from an easing bias to a neutral outlook. The move prompted speculation that the central bank could raise rates as early as its May meeting. A rate hike was not in the cards, however, as corporate earnings faltered, stocks headed sharply lower and some high-profile accounting scandals dominated the financial media. The Fed watched but did nothing until August, when it reversed its earlier decision and returned to an easing bias.

In November, concerns about the possibility of a double-dip recession prompted the Fed's Open Market Committee to cut its target federal funds rate by 50 basis points to 1.25% while at the same time switching back to a neutral bias. The consensus view was that, barring further significant weakening in the economy, the change back to a neutral bias was the Fed's way of signaling that it was finished easing for the time being.

With short-term rates near historical lows, money market investors again were stuck with meager returns. Many of the trends in evidence during the first half of the year continued through the last six months of 2002. Tier 1, high-quality commercial paper remained in short supply due to lower levels of corporate spending, a desire among companies to lock in low rates on their debt for longer durations, widespread credit downgrades of Tier 1 securities to the lower-quality Tier 2 status and our desire to keep the Fund adequately diversified. As a money market fund, we are prohibited from owning Tier 2 securities, which carry more risk than those with a Tier 1 rating.

The Fund's exposure to Treasury Bills continued to rise in the second half of the year, climbing to 47% of assets by the end of December from 28% at mid-year. On the other hand, commercial paper fell from 53% at the end of June to 36% at the end of the year. After declining significantly throughout the first half of 2002, our weighting of agency paper remained fairly stable in the second half, ending the year at 17%. Our desire to limit excessive exposure to securities backed by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) was a factor in arriving at these allocations.

WHAT IS YOUR OUTLOOK?

As things stand currently, there are signs that the economy could be starting to gain some upside traction. However, there are also indications that further caution is warranted. For example, Christmas season retail sales were lackluster, possibly indicating that consumer spending, which has been the main factor propping up the economy, might be faltering. On the positive side, the housing market remains relatively strong, as indicated by the latest report on housing starts and building permits. Thus, we think that 2003 is likely to be a year in which short-term interest rates see little movement, especially in the first half of the year. If the economy begins to make more convincing progress in the second half, the Fed could decide to raise rates modestly, in the process increasing yields for money market investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Money Market Fund Class S and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                            FIVE YEAR          SINCE INCEPTION
                        ONE YEAR          AVERAGE ANNUAL       AVERAGE ANNUAL
                   1/1/02 - 12/31/02    1/1/98 - 12/31/02    10/3/94 - 12/31/02
-------------------------------------------------------------------------------
Class S                  1.42%                4.47%                 4.85%
-------------------------------------------------------------------------------
91-Day
Treasury Bills           1.70%                4.30%                 4.73%
-------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S       T-BILLS
10/3/94        $ 10,000      $ 10,000
Dec-1994       $ 10,126      $ 10,130
Dec-1995       $ 10,711      $ 10,712
Dec-1996       $ 11,272      $ 11,274
Dec-1997       $ 11,879      $ 11,866
Dec-1998       $ 12,520      $ 12,467
Dec-1999       $ 13,158      $ 13,057
Dec-2000       $ 13,996      $ 13,835
Dec-2001       $ 14,575      $ 14,401
Dec-2002       $ 14,781      $ 14,646

Hypothetical Investments in MassMutual Money Market Fund Class A, Class Y and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                            FIVE YEAR         SINCE INCEPTION
                        ONE YEAR           AVERAGE ANNUAL     AVERAGE ANNUAL
                   1/1/02 - 12/31/02    1/1/98 - 12/31/02    1/1/98 - 12/31/02
------------------------------------------------------------------------------
Class A                  0.92%                3.90%                 3.90%
Class Y                  1.33%                4.36%                 4.36%
------------------------------------------------------------------------------
91-Day
Treasury Bills           1.70%                4.30%                 4.30%
------------------------------------------------------------------------------

[CHART]

               CLASS A      CLASS Y     T-BILLS
1/1/98         $ 10,000     $ 10,000    $ 10,000
Dec-1998       $ 10,460     $ 10,514    $ 10,506
Dec-1999       $ 10,941     $ 11,053    $ 11,004
Dec-2000       $ 11,580     $ 11,744    $ 11,659
Dec-2001       $ 11,999     $ 12,218    $ 12,136
Dec-2002       $ 12,110     $ 12,380    $ 12,343

Hypothetical Investments in MassMutual Money Market Fund Class L and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                             SINCE INCEPTION
                            ONE YEAR         AVERAGE ANNUAL
                       1/1/02 - 12/31/02    5/3/99 - 12/31/02
-------------------------------------------------------------
Class L                      1.19%                3.94%
-------------------------------------------------------------
91-Day Treasury Bills        1.70%                4.08%
-------------------------------------------------------------

[CHART]

               CLASS L      T-BILLS
5/3/99         $ 10,000      $ 10,000
Dec-1999       $ 10,334      $ 10,322
Dec-2000       $ 10,961      $ 10,937
Dec-2001       $ 11,386      $ 11,384
Dec-2002       $ 11,522      $ 11,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE 91-DAY TREASURY BILLS ARE UNMANAGED AND DO NOT INCUR EXPENSES. TREASURY BILLS ARE BACKED BY THE U.S. GOVERNMENT AND OFFER A FIXED RATE OF RETURN, WHILE THE FUND'S SHARES ARE NOT GUARANTEED. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

DECEMBER 31, 2002

                                          PRINCIPAL                MARKET
                                           AMOUNT                  VALUE
                                         ------------          --------------
SHORT-TERM INVESTMENTS -- 99.3%

COMMERCIAL PAPER -- 34.4%
Caterpillar Financial
  Services Corp.
  1.300% 01/22/2003                      $ 15,000,000          $   14,988,625
The Coca-Cola Co.
  1.290% 01/24/2003                         6,380,000               6,374,742
Estee Lauder
  Companies, Inc.
  1.300% 01/07/2003                        11,090,000              11,087,597
Gannett Co., Inc.
  1.270% 01/14/2003                        14,500,000              14,493,350
General Dynamics Corp.
  1.310% 01/27/2003                         8,700,000               8,691,769
General Electric Co.
  1.330% 01/21/2003                        12,400,000              12,390,838
The Gillette Co.
  1.640% 02/25/2003                        10,055,000              10,029,807
Johnson & Johnson
  1.250% 02/18/2003                         3,275,000               3,269,542
Johnson & Johnson
  1.270% 06/04/2003                         5,395,000               5,365,690
Kimberly-Clark Corp.
  1.270% 01/17/2003                         3,265,000               3,263,157
Marsh & McLennan
  Companies, Inc.
  1.260% 03/11/2003                         5,650,000               5,636,355
Marsh & McLennan
  Companies, Inc.
  1.290% 01/06/2003                         8,800,000               8,798,423
Marsh & McLennan
  Companies, Inc.
  1.300% 01/13/2003                           400,000                 399,827
The McGraw-Hill
  Companies, Inc.
  1.650% 02/12/2003                         8,700,000               8,683,252
Nestle Capital Corp.
  1.300% 02/19/2003                        14,500,000              14,474,343
PACCAR Financial Corp.
  1.600% 01/28/2003                         6,600,000               6,592,080
PACCAR Financial Corp.
  1.650% 04/21/2003                         2,155,000               2,144,135
PACCAR Financial Corp.
  1.720% 01/27/2003                         6,100,000               6,092,422
Pfizer, Inc.
  1.280% 01/15/2003                         3,495,000               3,493,260
Pfizer, Inc.
  1.290% 01/15/2003                         7,000,000               6,996,488
Pfizer, Inc.
  1.290% 02/05/2003                         4,250,000               4,244,670
The Procter &
  Gamble Co.
  1.580% 01/08/2003                      $ 10,000,000          $    9,996,928
Sysco Corp.
  1.280% 01/13/2003                        10,000,000               9,995,734
Toyota Motor
  Credit Corp.
  1.300% 01/06/2003                         2,355,000               2,354,575
Toyota Motor
  Credit Corp.
  1.320% 02/10/2003                        10,720,000              10,704,277
Wisconsin Electric
  Power Co.
  1.310% 02/11/2003                        14,500,000              14,478,367
                                                               --------------
                                                                  205,040,253
                                                               --------------

DISCOUNT NOTES -- 18.7%
Federal Farm
  Credit Bank
  1.240% 03/21/2003                         3,380,000               3,370,803
Federal Farm
  Credit Bank
  1.310% 07/25/2003                        10,365,000              10,287,680
Federal Farm
  Credit Bank
  1.730% 02/12/2003                         6,190,000               6,177,506
Federal Home
  Loan Bank
  1.200% 03/03/2003                         9,320,000               9,301,049
Federal Home
  Loan Bank
  1.220% 01/02/2003                         7,165,000               7,164,757
Federal Home
  Loan Bank
  1.260% 06/27/2003                         3,010,000               2,991,353
Federal Home
  Loan Bank
  1.265% 01/03/2003                         9,100,000               9,099,360
Federal Home
  Loan Bank
  1.510% 02/14/2003                        15,170,000              15,142,003
Federal Home
  Loan Bank
  1.600% 01/10/2003                        10,265,000              10,260,894
Federal Home
  Loan Bank
  1.680% 01/17/2003                        10,160,000              10,152,414
Federal National
  Mortgage Association
  1.220% 01/02/2003                         9,520,000               9,519,677
Federal National
  Mortgage Association
  1.630% 02/26/2003                      $  3,625,000          $    3,615,808
Federal National
  Mortgage Association
  1.770% 08/22/2003                         2,520,000               2,491,131
Federal National
  Mortgage Association
  2.160% 03/14/2003                         5,170,000               5,147,666
Federal National
  Mortgage Association
  2.710% 03/07/2003                         6,775,000               6,815,772
                                                               --------------
                                                                  111,537,873
                                                               --------------

U.S. TREASURY BILLS -- 46.2%
U.S. Treasury Bill
  1.180% 02/20/2003                        18,240,000              18,210,107
U.S. Treasury Bill
  1.185% 02/27/2003                        15,000,000              14,971,856
U.S. Treasury Bill
  1.195% 03/20/2003                        15,300,000              15,260,386
U.S. Treasury Bill
  1.195% 04/24/2003                        15,880,000              15,820,435
U.S. Treasury Bill
  1.200% 05/08/2003                        19,550,000              19,467,238
U.S. Treasury Bill
  1.205% 05/01/2003                        13,725,000              13,669,871
U.S. Treasury Bill
  1.210% 05/22/2003                        11,630,000              11,574,884
U.S. Treasury Bill
  1.365% 04/17/2003                        17,875,000              17,803,157
U.S. Treasury Bill
  1.390% 04/10/2003                         7,875,000               7,844,898
U.S. Treasury Bill
  1.400% 02/20/2003                         9,875,000               9,855,799
U.S. Treasury Bill
  1.480% 03/27/2003                        12,875,000              12,830,009
U.S. Treasury Bill
  1.510% 03/13/2003                         9,380,000               9,352,066
U.S. Treasury Bill
  1.530% 01/16/2003                        14,425,000              14,415,804
U.S. Treasury Bill
  1.540% 01/02/2003                         4,275,000               4,274,818
U.S. Treasury Bill
  1.585% 03/06/2003                         5,730,000               5,713,854
U.S. Treasury Bill
  1.600% 01/09/2003                        11,670,000              11,665,851
U.S. Treasury Bill
  1.600% 01/23/2003                        11,935,000              11,923,330

    The accompanying notes are an integral part of the financial statements.

                                          PRINCIPAL                MARKET
                                           AMOUNT                  VALUE
                                         ------------          --------------
U.S. Treasury Bill
  1.600% 04/03/2003                      $ 17,120,000          $   17,049,998
U.S. Treasury Bill
  1.620% 02/06/2003                        13,350,000              13,328,373
U.S. Treasury Bill
  1.625% 01/30/2003                        14,000,000              13,981,673
U.S. Treasury Bill
  1.630% 02/13/2003                        16,425,000              16,393,022
                                                               --------------
                                                                  275,407,429
                                                               --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                              591,985,555
                                                               --------------

TOTAL INVESTMENTS -- 99.3%

OTHER ASSETS/
(LIABILITIES) -- 0.7%                                               4,416,722
                                                               --------------

NET ASSETS -- 100.0%                                           $  596,402,277
                                                               ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*  Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MONEY MARKET FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                       DECEMBER 31, 2002
                                                                       -----------------
ASSETS:
        Short-term investments, at amortized cost (NOTE 2)             $     591,985,555
        Cash                                                                       1,661
        Receivables from:
            Fund shares sold                                                  14,968,974
                                                                       -----------------
                 Total assets                                                606,956,190
                                                                       -----------------
LIABILITIES:
        Payables for:
            Dividends (NOTE 2)                                                   456,357
            Fund shares repurchased                                            9,735,202
            Directors' fees and expenses (NOTE 3)                                 10,259
            Affiliates (NOTE 3):
                 Investment management fees                                      181,399
                 Administration fees                                              85,357
                 Service fees                                                     58,705
        Accrued expense and other liabilities                                     26,634
                                                                       -----------------
                 Total liabilities                                            10,553,913
                                                                       -----------------
        NET ASSETS                                                     $     596,402,277
                                                                       =================
NET ASSETS CONSIST OF:
        Paid-in capital                                                $     596,415,254
        Distributions in excess of net investment income                          (8,205)
        Accumulated net realized loss on investments                              (4,772)
                                                                       -----------------
                                                                       $     596,402,277
                                                                       =================
NET ASSETS:
        Class A                                                        $      90,331,154
                                                                       =================
        Class L                                                        $      66,905,517
                                                                       =================
        Class Y                                                        $     107,089,219
                                                                       =================
        Class S                                                        $     332,076,387
                                                                       =================
SHARES OUTSTANDING:
        Class A                                                               90,331,154
                                                                       =================
        Class L                                                               66,905,517
                                                                       =================
        Class Y                                                              107,089,219
                                                                       =================
        Class S                                                              332,076,387
                                                                       =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                        $            1.00
                                                                       =================
        Class L                                                        $            1.00
                                                                       =================
        Class Y                                                        $            1.00
                                                                       =================
        Class S                                                        $            1.00
                                                                       =================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MONEY MARKET FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

STATEMENT OF OPERATIONS

                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                 -----------------
INVESTMENT INCOME (NOTE 2):
        Interest                                                                 $      10,838,134
                                                                                 -----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                              2,019,576
        Custody fees                                                                        50,066
        Audit and legal fees                                                                22,293
        Shareholder reporting fees                                                          21,428
        Directors' fees (NOTE 3)                                                            13,014
                                                                                 -----------------
                                                                                         2,126,377
        Administration fees (NOTE 3):
            Class A                                                                        291,698
            Class L                                                                        189,938
            Class Y                                                                        179,653
            Class S                                                                        274,498
        Service fees (NOTE 3):
            Class A                                                                        219,454
        Miscellaneous fees                                                                   1,323
                                                                                 -----------------
                Total expenses                                                           3,282,941
                                                                                 -----------------
                NET INVESTMENT INCOME                                                    7,555,193
                                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                        (6,000)
        Net change in unrealized appreciation (depreciation) on investments                 51,558
                                                                                 -----------------
                NET REALIZED AND UNREALIZED GAIN                                            45,558
                                                                                 -----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $       7,600,751
                                                                                 =================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MONEY MARKET FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                 -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                    $       7,555,193    $      22,675,479
        Net realized gain (loss) on investment transactions                                 (6,000)              29,641
        Net change in unrealized appreciation (depreciation) on investments                 51,558               45,625
                                                                                 -----------------    -----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         7,600,751           22,750,745
                                                                                 -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                           (820,220)          (3,091,524)
        Class L                                                                           (685,167)          (1,905,817)
        Class Y                                                                         (1,379,443)          (3,019,053)
        Class S                                                                         (4,672,606)         (14,668,785)
                                                                                 -----------------    -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                              (7,557,436)         (22,685,179)
                                                                                 -----------------    -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                            208,303           62,220,820
        Class L                                                                         13,755,308           29,585,377
        Class Y                                                                         22,691,288           21,788,130
        Class S                                                                        (60,635,208)           1,651,461
                                                                                 -----------------    -----------------
            INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS         (23,980,309)         115,245,788
                                                                                 -----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (23,936,994)         115,311,354
NET ASSETS:
        Beginning of year                                                              620,339,271          505,027,917
                                                                                 -----------------    -----------------
        End of year (including distributions in excess of net investment
           income of $8,205 and $3,327, respectively)                            $     596,402,277    $     620,339,271
                                                                                 =================    =================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MONEY MARKET FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A
                                                                                            -------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     12/31/02+       12/31/01+       12/31/00+       12/31/99+       12/31/98++
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     1.00      $     1.00      $     1.00      $     0.99      $     4.55
                                                     ----------      ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.01***         0.03***         0.06***         0.05***         0.21***
  Net realized and unrealized gain (loss) on
   investments                                             0.00+++         0.00+++        (0.00)+++       (0.00)+++       (0.00)+++
                                                     ----------      ----------      ----------      ----------      ----------
       Total income from investment operations             0.01            0.03            0.06            0.05            0.21
                                                     ----------      ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.01)          (0.03)          (0.06)          (0.04)           3.77
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                       $     1.00      $     1.00      $     1.00      $     1.00      $     0.99
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN@                                              0.92%           3.62%           5.84%           4.59%           4.60%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $   90,331      $   90,121      $   29,149      $    3,548      $      120
  Net expenses to average daily net assets                 0.95%           0.96%           0.95%           1.04%           1.20%
  Net investment income to average daily net assets        0.92%           3.28%           5.95%           4.89%           4.59%

                                                                                     CLASS L
                                                                                     -------
                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                          12/31/02+       12/31/01+       12/31/00#        12/31/99#+
                                                          ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.00      $     1.00      $     0.99      $       1.00
                                                          ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.01***         0.04***         0.07***           0.04***
  Net realized and unrealized gain (loss) on investments        0.00+++         0.00+++        (0.00)+++         (0.01)
                                                          ----------      ----------      ----------      ------------
       Total income from investment operations                  0.01            0.04            0.07              0.03
                                                          ----------      ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.01)          (0.04)          (0.06)            (0.04)
                                                          ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                            $     1.00      $     1.00      $     1.00      $       0.99
                                                          ==========      ==========      ==========      ============
TOTAL RETURN@                                                   1.19%           3.88%           6.07%             3.34%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $   66,906      $   53,151      $   24,010      $      9,842
  Net expenses to average daily net assets                      0.70%           0.71%           0.70%             0.76%*
  Net investment income to average daily net assets             1.17%           3.58%           6.25%             6.11%*

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
++ AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS AND REVERSE STOCK SPLITS (SEE NOTE 8).
+++ NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01
    PER SHARE.
# FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                            CLASS Y
                                                                                            -------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     12/31/02+       12/31/01+       12/31/00+       12/31/99+       12/31/98++
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     1.00      $     1.00      $     0.99      $     0.98      $     4.51
                                                     ----------      ----------      ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.01***         0.04***         0.06***         0.06***         0.24***
  Net realized and unrealized gain (loss) on
   investments                                             0.01            0.00+++        (0.00)+++       (0.01)          (0.01)
                                                     ----------      ----------      ----------      ----------      ----------
       Total income from investment operations             0.02            0.04            0.06            0.05            0.23
                                                     ----------      ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.02)          (0.04)          (0.05)          (0.04)          (3.76)
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                       $     1.00      $     1.00      $     1.00      $     0.99      $     0.98
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN@                                              1.33%           4.04%           6.25%           5.13%           5.14%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  107,089      $   84,481      $   62,858      $   33,392      $      556
  Net expenses to average daily net assets                 0.55%           0.56%           0.55%           0.57%           0.74%
  Net investment income to average daily net assets        1.31%           3.87%           6.15%           5.60%           5.21%

                                                                                            CLASS S
                                                                                            -------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      12/31/02+      12/31/01+       12/31/00+       12/31/99+       12/31/98+(1)
                                                     ----------      ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     1.00      $     1.00      $     0.99      $     0.98      $       0.98
                                                     ----------      ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.01***         0.04***         0.06***         0.05***           0.05***
  Net realized and unrealized gain (loss) on
   investments                                             0.01            0.00+++        (0.00)+++       (0.00)+++          0.00+++
                                                     ----------      ----------      ----------      ----------      ------------
       Total income from investment operations             0.02            0.04            0.06            0.05              0.05
                                                     ----------      ----------      ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.02)          (0.04)          (0.05)          (0.04)            (0.05)
                                                     ----------      ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                       $     1.00      $     1.00      $     1.00      $     0.99      $       0.98
                                                     ==========      ==========      ==========      ==========      ============
TOTAL RETURN@                                              1.42%           4.14%           6.37%           5.10%             5.39%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  332,076      $  392,587      $  389,011      $  316,805      $    251,757
  Net expenses to average daily net assets                 0.45%           0.45%           0.45%           0.48%             0.55%
  Net investment income to average daily net assets        1.43%           4.03%           6.22%           5.06%             5.23%

*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
++ AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS AND REVERSE STOCK SPLITS (SEE NOTE 8).
+++ NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01
    PER SHARE.
(1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SHORT-DURATION BOND FUND?

The objectives and policies of the Fund are to:
- achieve a high total return primarily from current income while minimizing fluctuations in capital values
- invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
-  maintain duration below three years
-  diversify investments among market sectors on the basis of relative merit

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned 7.75%, well ahead of the 6.01% return of the Lehman Brothers 1-3 Year Government Bond Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

After posting a slightly better return than the benchmark during the first half of the year, the Fund pulled ahead decisively in the third quarter. Driving the Fund's outperformance was its average duration, which at 2.9 years was near the long end of our range and significantly greater than that of the benchmark's 1.8 years. Given our longer duration, the Fund benefited more from falling yields than the benchmark did. The Fund's Treasury positions also added value, as a flight to quality resulted in Treasuries being the strongest fixed-income asset class during the quarter.

On the other hand, corporate securities struggled amid plunging stock prices, mixed economic data, disappointing corporate earnings and the prospect of war with Iraq. Corporate bond downgrades outpaced upgrades by approximately a four to one margin, and securities with lower credit quality ratings performed most poorly. Among our corporate securities, we reduced exposure to telecommunications holdings AT&T Canada and WorldCom because of disappointing performance. At the end of the quarter our corporate exposure stood at approximately 25% of the Fund's assets. Despite these setbacks, however, our positioning near maximum duration of three years enabled the Fund to post a 3.68% return for the quarter versus 2.44% for the benchmark.

Toward the end of the quarter, falling yields led to a flattening of the yield curve, a trend which, had it continued, would have prompted us to shorten our duration. Shareholders will recall that our yield preference strategy calls for lengthening the Fund's duration when the yield curve is steep and shortening duration as the curve flattens or inverts. In this way, we maintain a longer duration only when the market pays us for doing so, a strategy that has worked well over complete market cycles.

The Fund continued to outperform the benchmark in the fourth quarter, posting a 1.32% return versus a 0.93% mark for the index. As expected, the Federal Reserve Board did trim short-term interest rates, cutting the target federal funds rate by 50 basis points in November. Our part of the yield curve steepened from where it stood at the end of the third quarter, prompting us to keep the Fund's duration near its maximum. The Fund's performance also was helped by its mortgage-backed securities, which did well because of their relatively high quality despite continued strong refinancing activity. Treasuries also posted solid returns, as investors sought their quality and safety as an alternative to stocks and corporate bonds.

Corporate securities did somewhat better in the fourth quarter, as spreads narrowed due to advancing stock prices, the Fed's rate cut and a strong Republican showing in November's mid-term Congressional elections. For the year overall, however, corporates were a drag on our performance, especially since our corporate weighting was heavier than it has been historically.

WHAT IS YOUR OUTLOOK?

We believe that there is a lot to be hopeful about in 2003. The concerns about corporate governance that plagued both stock and bond markets in 2002 appear to have diminished. Moreover, the combination of low interest rates created by the Fed's accommodative monetary policy and the stimulative fiscal policy being discussed in Washington could create the conditions necessary to produce stronger economic growth and a rebound in corporate earnings. If this scenario occurs, our corporate positions should perform more in line with our expectations for them.

However, we must admit that so far the recovery has seemed fragile, and there are a number of factors that could delay a return to more robust economic growth, including war with Iraq, further terrorist activity, high consumer debt, rising unemployment and weak corporate profits. Despite these worries, the consensus at present is that we will not see a double-dip recession. For our part, we will continue to react to changes in the yield curve, positioning the Fund's duration in a way that history has shown us is beneficial in the long run.

[CHART]

DURATION DIVERSIFICATION (12/31/02)
     MASSMUTUAL SHORT-DURATION
             BOND FUND
    AVERAGE DURATION=2.77 YEARS

LESS THAN 1 YEAR        25.7%
        1-3 YEARS       38.5%
        3-5 YEARS       14.6%
        5-10 YEARS      21.2%

[CHART]

    QUALITY STRUCTURE (12/31/02)
     MASSMUTUAL SHORT-DURATION
             BOND FUND

U.S. GOVERNMENTS CASH EQUIVALENTS Aaa/AAA       77.6%
Aa/AA                                            0.4%
A/A                                              9.3%
Baa/BBB                                         11.3%
Ba/BB                                            0.9%
B/B                                              0.2%
Ca                                               0.3%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                               FIVE YEAR          SINCE INCEPTION
                            ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                       1/1/02 - 12/31/02    1/1/98 - 12/31/02    1/1/98 - 12/31/02
----------------------------------------------------------------------------------
Class S                      7.75%                6.00%                 6.56%
----------------------------------------------------------------------------------
Lehman Brothers
1-3 Year Government
Bond Index                   6.01%                6.51%                 6.67%
----------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S       LEHMAN 1-3 YR. GOVT.
10/3/94        $ 10,000      $ 10,000
Dec-1994       $ 10,013      $ 10,002
Dec-1995       $ 11,192      $ 11,086
Dec-1996       $ 11,816      $ 11,648
Dec-1997       $ 12,624      $ 12,423
Dec-1998       $ 13,418      $ 13,289
Dec-1999       $ 13,834      $ 13,684
Dec-2000       $ 14,730      $ 14,802
Dec-2001       $ 15,677      $ 16,065
Dec-2002       $ 16,892      $ 17,030

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                               FIVE YEAR          SINCE INCEPTION
                            ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                       1/1/02 - 12/31/02    1/1/98 - 12/31/02    1/1/98 - 12/31/02
----------------------------------------------------------------------------------
Class A                      7.19%                5.47%                 5.47%
Class Y                      7.73%                5.92%                 5.92%
----------------------------------------------------------------------------------
Lehman Brothers
1-3 Year Government
Bond Index                   6.01%                6.51%                 6.51%
----------------------------------------------------------------------------------

[CHART]

                CLASS A      CLASS Y      LEHMAN 1-3 YR. GOVT.
1/1/98         $ 10,000      $ 10,000     $ 10,000
Dec-1998       $ 10,575      $ 10,612     $ 10,697
Dec-1999       $ 10,840      $ 10,934     $ 11,015
Dec-2000       $ 11,495      $ 11,638     $ 11,915
Dec-2001       $ 12,178      $ 12,376     $ 12,932
Dec-2002       $ 13,054      $ 13,333     $ 13,708

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                         SINCE INCEPTION
                       ONE YEAR          AVERAGE ANNUAL
                   1/1/02 - 12/31/02    5/3/99 - 12/31/02
---------------------------------------------------------
Class L                  7.47%                5.84%
---------------------------------------------------------
Lehman Brothers
1-3 Year Government
Bond Index               6.01%                6.73%
---------------------------------------------------------

[CHART]

                           LEHMAN
             CLASS L    1-3 YR. GOVT.
5/3/99       $10,000       $10,000
Dec-1999     $10,148       $10,203
Dec-2000     $10,794       $11,037
Dec-2001     $11,459       $11,979
Dec-2002     $12,315       $12,699

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                PRINCIPAL          MARKET
                                                 AMOUNT            VALUE
                                             --------------    --------------
BONDS & NOTES -- 82.6%

ASSET BACKED SECURITIES -- 4.5%
America West Airlines,
  Inc. Series 1996-1,
  Class A
  6.850% 07/02/2009                          $    1,732,909    $    1,430,586
California Infrastructure
  SCE-1 Series 1997-1,
  Class A5
  6.280% 09/25/2005                                 146,877           150,210
California Infrastructure
  SDG&E-1 Series 1997-1,
  Class A5
  6.190% 09/25/2005                                  99,193           100,750
Ford Credit Auto Owner
  Trust Series 2002-B,
  Class A3A
  4.140% 12/15/2005                               1,500,000         1,543,855
Massachusetts RRB Special
  Purpose Trust Series
  1999-1, Class A4
  6.910% 09/15/2009                               2,500,000         2,835,102
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850% 05/20/2008                                 315,500           324,720
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                               2,000,000         2,029,940
National City Auto
  Receivables Trust Series
  2002-A, Class A3
  4.040% 07/15/2006                               3,500,000         3,601,083
Oakwood Mortgage
  Investors, Inc. Series
  2001-C, Class A2
  5.920% 09/15/2017                               1,875,000         1,847,889
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                                 272,215           272,044
Railcar Trust Series
  1992-1, Class A
  7.750% 06/01/2004                                 316,680           330,243
Rental Car Finance Corp.
  Series 1999-1A, Class A+
  5.900% 02/25/2007                               1,000,000         1,023,082
Student Loan Marketing
  Association Series
  1998-1, Class A1
  2.143% 01/25/2007                          $      166,339    $      166,432
                                                               --------------

TOTAL ASSET BACKED
SECURITIES
(COST $15,469,531)                                                 15,655,936
                                                               ==============

CORPORATE DEBT -- 60.8%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                               1,000,000         1,131,247
AOL Time Warner, Inc.
  5.625% 05/01/2005                               1,140,000         1,165,749
AOL Time Warner, Inc.
  6.875% 05/01/2012                                 850,000           897,688
Apache Corp.
  6.250% 04/15/2012                                 945,000         1,059,297
ARAMARK Services, Inc.
  8.150% 05/01/2005                               1,050,000         1,132,458
Arrow Electronics, Inc.
  8.700% 10/01/2005                               1,000,000         1,028,732
AT&T Canada, Inc.*++
  7.625% 03/15/2005                               3,000,000           510,000
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                 235,000           242,050
Avnet, Inc.
  8.200% 10/17/2003                               1,200,000         1,197,749
Bank of America Corp.
  5.250% 02/01/2007                                 500,000           538,453
Bombardier Capital, Inc.+
  5.625% 05/30/2003                                 650,000           631,290
Bombardier Capital, Inc.+
  7.500% 08/15/2004                                 410,000           389,505
Brascan Corp.
  8.125% 12/15/2008                                 500,000           545,030
Camden Property Trust
  7.000% 11/15/2006                               1,000,000         1,098,970
Centerpoint Properties
  Corp. Series MTNA
  7.125% 03/15/2004                               1,000,000         1,048,294
CenturyTel, Inc. Series E
  6.150% 01/15/2005                               1,000,000         1,056,879
Cinergy Corp.
  6.250% 09/01/2004                               1,000,000         1,034,197
The CIT Group, Inc.
  5.625% 05/17/2004                               2,500,000         2,570,060
CNF, Inc.
  8.875% 05/01/2010                                 930,000         1,003,976
Computer Associates
  International, Inc.
  6.375% 04/15/2005                          $      750,000    $      727,500
Computer Sciences Corp.
  6.750% 06/15/2006                                 235,000           254,675
DaimlerChrysler NA Holding Corp.
  6.400% 05/15/2006                               1,340,000         1,444,465
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                               1,100,000         1,162,874
Dana Corp.
  6.250% 03/01/2004                               2,500,000         2,462,500
Dominion Resources, Inc.
  7.820% 09/15/2004                               1,000,000         1,071,392
DPL, Inc.
  8.250% 03/01/2007                               1,000,000           966,566
Duke Capital Corp.
  7.250% 10/01/2004                               3,000,000         3,064,803
Emerald Investment
  Grade CBO Limited+
  1.967% 05/24/2011                               2,000,000         1,835,000
Equifax, Inc.+
  4.950% 11/01/2007                                 500,000           508,749
ERAC USA Finance Co.+
  8.250% 05/01/2005                               1,000,000         1,102,038
FirstEnergy Corp. Series A
  5.500% 11/15/2006                                 300,000           301,694
FNMA (Benchmark Note)
  5.500% 03/15/2011                              55,500,000        60,828,222
FNMA (Benchmark Note)
  6.000% 12/15/2005                              35,000,000        38,755,290
FNMA (Benchmark Note)
  6.500% 08/15/2004                              32,500,000        35,035,065
Ford Motor Credit Co.
  7.500% 03/15/2005                               2,500,000         2,550,660
FPL Group Capital, Inc.
  6.125% 05/15/2007                               1,000,000         1,080,673
GATX Financial Corp.
  6.875% 12/15/2006                                 500,000           454,653
General American
  Transportation Corp.
  6.750% 03/01/2006                               1,000,000           965,276
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                               1,000,000         1,016,126
Houghton Mifflin Co.
  7.000% 03/01/2006                                 600,000           612,000
Household Finance Corp.
  6.375% 10/15/2011                                 650,000           679,580

    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL          MARKET
                                                 AMOUNT            VALUE
                                             --------------    --------------
Humana, Inc.
  7.250% 08/01/2006                          $      500,000    $      536,949
Ingersoll-Rand Co.
  5.800% 06/01/2004                               1,200,000         1,251,901
Jones Apparel Group, Inc.
  7.875% 06/15/2006                               1,000,000         1,112,691
Kerr-McGee Corp.
  5.375% 04/15/2005                               1,000,000         1,054,425
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                               1,000,000         1,046,406
Lafarge Corp.
  6.375% 07/15/2005                               1,000,000         1,078,084
Mapco, Inc.
  7.250% 03/01/2009                               1,250,000           739,785
Maytag Corp. Series MTND
  7.610% 03/03/2003                               2,000,000         2,014,712
MGM Grand, Inc.
  6.950% 02/01/2005                                 600,000           619,369
National Rural
  Utilities Cooperative
  Finance Corp.
  7.250% 03/01/2012                               1,540,000         1,766,254
NiSource Finance Corp.
  7.625% 11/15/2005                               1,000,000         1,044,458
Norfolk Southern Corp.
  7.350% 05/15/2007                               1,000,000         1,148,325
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                 600,000           637,903
Raytheon Co.
  6.300% 03/15/2005                                 500,000           533,475
Raytheon Co.
  7.900% 03/01/2003                               1,000,000         1,006,776
Scholastic Corp.
  5.750% 01/15/2007                               1,000,000         1,067,135
Sony Capital Corp.+
  4.950% 11/01/2006                                 650,000           691,518
SuperValu, Inc.
  7.500% 05/15/2012                               1,500,000         1,616,846
SuperValu, Inc.
  7.625% 09/15/2004                               1,000,000         1,045,121
Telefonica Europe BV
  7.350% 09/15/2005                               1,130,000         1,245,827
Textron Financial Corp.
  7.125% 12/09/2004                               3,500,000         3,745,640
TRW, Inc.
  8.750% 05/15/2006                               2,000,000         2,285,274
Valero Energy Corp.
  7.375% 03/15/2006                               1,000,000         1,064,757
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                 500,000           575,270
Verizon Global Funding
  Corp. Series MTNA
  7.600% 03/15/2007                          $    1,250,000    $    1,425,584
Vulcan Materials Co.
  5.750% 04/01/2004                               5,000,000         5,198,965
Weyerhaeuser Co.
  5.500% 03/15/2005                               1,000,000         1,046,820
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                 500,000           480,000
WorldCom, Inc.*++
  6.500% 05/15/2004                               2,000,000           470,000
                                                               --------------

TOTAL CORPORATE DEBT
(COST $203,435,428)                                               212,711,695
                                                               ==============

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.9%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                               1,395,218         1,534,303
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                                 492,658           480,341
GE Capital Commercial
  Mortgage Corp. Series
  2002-1A, Class A1
  5.033% 12/10/2035                               1,454,176         1,535,875
Residential Funding
  Mortgage Securities I
  Series 1998-S12,
  Class A8
  6.750% 05/25/2028                               1,250,000         1,266,890
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                               1,597,389         1,684,635
                                                               --------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $6,299,351)                                                   6,502,044
                                                               ==============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 2.3%

PASS-THROUGH SECURITIES
FHLMC
  4.750% 09/01/2006                                     324               322
FHLMC
  6.500% 08/01/2032                          $    7,488,464    $    7,803,819
FHLMC
  7.500% 06/01/2015                                 382,246           407,931
                                                               --------------
TOTAL PASS-THROUGH SECURITIES                                       8,212,072
                                                               ==============

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 1.8%

PASS-THROUGH SECURITIES
FNMA
  8.000% 05/01/2013                                  22,116            23,773
FNMA
  9.000% 10/01/2009                                  87,780            95,067
FNMA TBA
  6.500% 01/01/2033                               6,000,000         6,245,628
                                                               --------------
TOTAL PASS-THROUGH SECURITIES                                       6,364,468
                                                               ==============

GOVERNMENT NATIONAL MORTGAGE  ASSOCIATION
(GNMA) -- 2.2%

PASS-THROUGH SECURITIES
GNMA
  6.500% 09/15/2032                               5,102,655         5,359,288
GNMA
  7.500% 08/15/2029                               1,848,211         1,972,594
GNMA
  8.000% 01/15/2004-
         11/15/2007                                 276,565           295,853
                                                               --------------
TOTAL PASS-THROUGH SECURITIES                                       7,627,735
                                                               ==============

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $21,869,344)                                                 22,204,275
                                                               ==============

U.S. TREASURY OBLIGATIONS -- 9.1%
U.S. Treasury Note
  3.500% 11/15/2006                                 550,000           572,344
U.S. Treasury Note
  5.000% 02/15/2011                               4,200,000         4,614,750
U.S. Treasury Note
  6.500% 10/15/2006                              23,275,000        26,733,525
                                                               --------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $30,704,530)                                                 31,920,619
                                                               ==============

TOTAL BONDS & NOTES
(COST $277,778,184)                                               288,994,569
                                                               ==============

SHORT-TERM INVESTMENTS -- 18.0%

COMMERCIAL PAPER -- 16.7%
Atlas Copco AB
  1.500% 01/02/2003                               7,835,000         7,834,674
Autoliv ASP, Inc.
  1.750% 01/30/2003                               4,570,000         4,563,557

    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL          MARKET
                                                 AMOUNT            VALUE
                                             --------------    --------------
Cargill, Inc.
  1.290% 02/11/2003                          $    1,310,000    $    1,308,075
The CIT Group, Inc.
  1.800% 01/24/2003                               3,485,000         3,482,003
DaimlerChrysler NA Holding Corp.
  1.940% 03/11/2003                               3,645,000         3,633,306
Florida Power Corp.
  1.500% 01/30/2003                                 195,000           194,764
Florida Power Corp.
  1.550% 01/30/2003                                 190,000           189,763
General Mills, Inc.
  1.630% 02/04/2003                                 745,000           743,853
General Mills, Inc.
  1.650% 02/04/2003                               1,095,000         1,093,294
General Motors
  Acceptance Corp.
  1.450% 01/22/2003                                 140,000           139,882
General Motors
  Acceptance Corp.
  2.090% 04/30/2003                                 860,000           855,270
Hanson Finance PLC
  1.680% 03/10/2003                               5,365,000         5,348,033
Ingersoll-Rand Co.
  1.950% 02/20/2003                               2,395,000         2,388,514
Ingersoll-Rand Co.
  1.980% 02/20/2003                                 275,000           274,244
Ingersoll-Rand Co.
  2.000% 04/30/2003                               1,320,000         1,312,740
KeySpan Corp.
  1.450% 02/26/2003                                 865,000           863,049
KeySpan Corp.
  1.470% 02/26/2003                               4,120,000         4,110,579
KeySpan Corp.
  1.830% 01/10/2003                                 975,000           974,554
McCormick & Co., Inc.
  1.390% 02/18/2003                               4,945,000         4,935,835
McCormick & Co., Inc.
  2.000% 02/04/2003                               1,820,000         1,816,562
Pearson Holdings, Inc.
  1.950% 01/17/2003                               1,885,000         1,883,366
Pfizer, Inc.
  1.670% 01/28/2003                                 445,000           444,443
Public Service Electric
  and Gas Co.
  1.750% 01/22/2003                                 760,000           759,224
Public Service Electric
  and Gas Co.
  2.150% 01/10/2003                               1,800,000         1,799,032
Reed Elsevier, Inc.
  1.600% 01/17/2003                                 425,000           424,698
Rockwell Collins, Inc.
  1.400% 03/07/2003                               4,840,000         4,828,198
Washington Mutual
  Financial Corp.
  1.850% 01/06/2003                          $    2,275,000    $    2,274,415
                                                               --------------
                                                                   58,475,927
                                                               --------------

DISCOUNT NOTES -- 1.3%
Federal Farm Credit Bank
  1.300% 09/15/2003                               4,700,000         4,656,212
                                                               --------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $63,127,280)                                                 63,132,139
                                                               ==============

TOTAL INVESTMENTS -- 100.6%
(COST $340,905,464)**                                             352,126,708

OTHER ASSETS/
(LIABILITIES) -- (0.6%)                                            (2,245,697)
                                                               ==============

NET ASSETS -- 100.0%                                           $  349,881,011
                                                               ==============

NOTES TO PORTFOLIO OF INVESTMENTS
  TBA - To be announced
  *  Non-income producing security.
  ** Aggregate cost for Federal tax purposes. (NOTE 7).
  + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ++ Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                        DECEMBER 31, 2002
                                                                                                        -----------------
ASSETS:
        Investments, at value (cost $277,778,184) (NOTE 2)                                               $  288,994,569
        Short-term investments (identified cost: $63,127,280)                                                63,132,139
                                                                                                         --------------
            Total Investments                                                                               352,126,708
        Cash                                                                                                    104,876
        Receivables from:
            Investments sold                                                                                     43,203
            Fund shares sold                                                                                  1,966,556
            Interest                                                                                          3,600,670
                                                                                                         --------------
                 Total assets                                                                               357,842,013
                                                                                                         --------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                             6,257,833
            Fund shares repurchased                                                                           1,477,107
            Directors' fees and expenses (NOTE 3)                                                                 5,930
            Affiliates (NOTE 3):
                 Investment management fees                                                                     119,967
                 Administration fees                                                                             64,363
                 Service fees                                                                                    14,002
        Accrued expense and other liabilities                                                                    21,800
                                                                                                         --------------
                 Total liabilities                                                                            7,961,002
                                                                                                         --------------
        NET ASSETS                                                                                       $  349,881,011
                                                                                                         ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                  $  341,574,444
        Distributions in excess of net investment income                                                       (598,067)
        Accumulated net realized loss on investments                                                         (2,316,610)
        Net unrealized appreciation on investments                                                           11,221,244
                                                                                                         --------------
                                                                                                         $  349,881,011
                                                                                                         ==============
NET ASSETS:
        Class A                                                                                          $   21,199,220
                                                                                                         ==============
        Class L                                                                                          $  139,555,469
                                                                                                         ==============
        Class Y                                                                                          $   42,749,615
                                                                                                         ==============
        Class S                                                                                          $  146,275,766
                                                                                                         ==============
        Class N                                                                                          $      100,941
                                                                                                         ==============
SHARES OUTSTANDING:
        Class A                                                                                               2,050,741
                                                                                                         ==============
        Class L                                                                                              13,519,926
                                                                                                         ==============
        Class Y                                                                                               4,123,967
                                                                                                         ==============
        Class S                                                                                              14,055,707
                                                                                                         ==============
        Class N                                                                                                   9,796
                                                                                                         ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                          $        10.34
                                                                                                         ==============
        Class L                                                                                          $        10.32
                                                                                                         ==============
        Class Y                                                                                          $        10.37
                                                                                                         ==============
        Class S                                                                                          $        10.41
                                                                                                         ==============
        Class N                                                                                          $        10.30
                                                                                                         ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                            YEAR ENDED
                                                                                                        DECEMBER 31, 2002
                                                                                                        -----------------
INVESTMENT INCOME (NOTE 2):
        Interest                                                                                         $   15,279,444
                                                                                                         --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                                   1,249,596
        Custody fees                                                                                             30,582
        Audit and legal fees                                                                                     21,116
        Shareholder reporting fees                                                                               11,017
        Directors' fees (NOTE 3)                                                                                  6,882
                                                                                                         --------------
                                                                                                              1,319,193
        Administration fees (NOTE 3):
            Class A                                                                                              59,230
            Class L                                                                                             357,393
            Class Y                                                                                              34,717
            Class S                                                                                             186,745
            Class N                                                                                                   1*
        Service fees (NOTE 3):
            Class A                                                                                              46,756
            Class N                                                                                                   1*
        Miscellaneous fees                                                                                        1,323
                                                                                                         --------------
                Total expenses                                                                                2,005,359
                                                                                                         --------------
                NET INVESTMENT INCOME                                                                        13,274,085
                                                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                           (468,213)
        Net change in unrealized appreciation (depreciation) on investments                                  10,466,777
                                                                                                         --------------
                NET REALIZED AND UNREALIZED GAIN                                                              9,998,564
                                                                                                         --------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   23,272,649
                                                                                                         ==============

  * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED          YEAR ENDED
                                                                                          DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                               $   13,274,085      $   13,629,596
        Net realized gain (loss) on investment transactions                                       (468,213)            221,132
        Net change in unrealized appreciation (depreciation) on investments                     10,466,777           2,539,952
                                                                                            --------------      --------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                23,272,649          16,390,680
                                                                                            --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                   (811,483)           (585,546)
        Class L                                                                                 (5,682,472)         (4,037,015)
        Class Y                                                                                 (1,759,799)           (779,713)
        Class S                                                                                 (6,085,127)         (8,885,843)
                                                                                            --------------      --------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     (14,338,881)        (14,288,117)
                                                                                            --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                  9,148,032           6,294,065
        Class L                                                                                 58,824,578          31,743,433
        Class Y                                                                                 28,253,145           8,255,286
        Class S                                                                                (21,362,713)        (22,777,661)
        Class N                                                                                    101,000*                  -
                                                                                            --------------      --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             74,964,042          23,515,123
                                                                                            --------------      --------------
        TOTAL INCREASE IN NET ASSETS                                                            83,897,810          25,617,686
NET ASSETS:
        Beginning of year                                                                      265,983,201         240,365,515
                                                                                            --------------      --------------
        End of year (including distributions in excess of net investment income of
           $598,067 and $0, respectively)                                                   $  349,881,011      $  265,983,201
                                                                                            ==============      ==============

  * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS A
                                                                                          -------
                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED    YEAR ENDED
                                                          12/31/02       12/31/01(a)      12/31/00         12/31/99     12/31/98&
                                                         ----------      -----------     ----------       ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.03        $   9.98         $  9.98         $ 10.31       $ 10.25
                                                          --------        --------         -------         -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.40***         0.49***         0.63***         0.50***       0.52***
  Net realized and unrealized gain (loss) on investments      0.32            0.10           (0.03)          (0.24)         0.05
                                                          --------        --------         -------         -------       -------
       Total income from investment operations                0.72            0.59            0.60            0.26          0.57
                                                          --------        --------         -------         -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.41)          (0.54)          (0.60)          (0.58)        (0.50)
  From net realized gains                                        -               -               -           (0.01)        (0.01)
                                                          --------        --------         -------         -------       -------
       Total distributions                                   (0.41)          (0.54)          (0.60)          (0.59)        (0.51)
                                                          --------        --------         -------         -------       -------
NET ASSET VALUE, END OF PERIOD                            $  10.34        $  10.03         $  9.98         $  9.98       $ 10.31
                                                          ========        ========         =======         =======       =======
TOTAL RETURN@                                                 7.19%           5.94%           6.04%           2.51%         5.75%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                       $ 21,199        $ 11,473         $ 5,359         $   134       $   129
  Net expenses to average daily net assets                    0.99%           0.99%           0.99%           1.05%         1.20%
  Net investment income to average daily net assets           3.88%           4.67%           6.08%           4.81%         4.95%
  Portfolio turnover rate                                       19%             24%             55%             59%           44%

                                                                                   CLASS L
                                                                                   -------
                                                          YEAR ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                           12/31/02      12/31/01(a)      12/31/00         12/31/99+
                                                          ----------     -----------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.01       $   9.95        $   9.92         $  10.42
                                                          ---------       --------        --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.43***        0.51***         0.63***          0.38***
  Net realized and unrealized gain (loss) on investments       0.32           0.10           (0.00)++         (0.23)
                                                          ---------       --------        --------         --------
       Total income from investment operations                 0.75           0.61            0.63             0.15
                                                          ---------       --------        --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (0.44)         (0.55)          (0.60)           (0.64)
  From net realized gains                                         -              -               -            (0.01)
                                                          ---------       --------        --------         --------
       Total distributions                                    (0.44)         (0.55)          (0.60)           (0.65)
                                                          ---------       --------        --------         --------
NET ASSET VALUE, END OF PERIOD                            $   10.32       $  10.01        $   9.95         $   9.92
                                                          =========       ========        ========         ========
TOTAL RETURN@                                                  7.47%          6.16%           6.37%            1.48%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $ 139,555       $ 77,789        $ 45,694         $  1,524
  Net expenses to average daily net assets                     0.74%          0.74%           0.74%            0.75%*
  Net investment income to average daily net assets            4.13%          4.96%           6.14%            5.39%*
  Portfolio turnover rate                                        19%            24%             55%              59%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  ++   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IS LESS THAN $0.01 PER
       SHARE.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                          CLASS Y
                                                                                          -------
                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED   YEAR ENDED
                                                          12/31/02       12/31/01(a)      12/31/00         12/31/99     12/31/98&
                                                         ----------      -----------     ----------       ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.05       $   9.99        $   9.96         $  10.31      $ 10.24
                                                          ---------       --------        --------         --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.44***        0.53***         0.65***          0.57***      0.57***
  Net realized and unrealized gain (loss)
     on investments                                            0.34           0.10           (0.01)           (0.27)        0.06
                                                          ---------       --------        --------         --------      -------
       Total income from investment
         operations                                            0.78           0.63            0.64             0.30         0.63
                                                          ---------       --------        --------         --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (0.46)         (0.57)          (0.61)           (0.64)       (0.55)
  From net realized gains                                         -              -               -            (0.01)       (0.01)
                                                          ---------       --------        --------         --------      -------
       Total distributions                                    (0.46)         (0.57)          (0.61)           (0.65)       (0.56)
                                                          ---------       --------        --------         --------      -------
NET ASSET VALUE, END OF PERIOD                            $   10.37       $  10.05        $   9.99         $   9.96      $ 10.31
                                                          =========       ========        ========         ========      =======
TOTAL RETURN@                                                  7.73%          6.35%           6.44%            3.04%        6.12%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $  42,750       $ 14,733        $  6,644         $  1,808      $   269
  Net expenses to average daily net assets                     0.59%          0.59%           0.58%            0.61%        0.74%
  Net investment income to average daily net assets            4.24%          5.08%           6.26%            5.45%        5.40%
  Portfolio turnover rate                                        19%            24%             55%              59%          44%

                                                                                          CLASS S
                                                                                          -------
                                                         YEAR ENDED     YEAR ENDED       YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                          12/31/02      12/31/01(a)       12/31/00      12/31/99        12/31/98(1)
                                                         ----------     -----------      ----------    ----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.08      $   10.01       $    9.97      $   10.30        $   10.23
                                                          ---------      ---------       ---------      ---------        ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.45***        0.54***         0.63***        0.56***          0.56
  Net realized and unrealized gain (loss)
     on investments                                            0.33           0.10            0.02          (0.24)            0.08
                                                          ---------      ---------       ---------      ---------        ---------
       Total income (loss) from investment
         operations                                            0.78           0.64            0.65           0.32             0.64
                                                          ---------      ---------       ---------      ---------        ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (0.45)         (0.57)          (0.61)         (0.64)           (0.56)
  From net realized gains                                         -              -               -          (0.01)           (0.01)
                                                          ---------      ---------       ---------      ---------        ---------
       Total distributions                                    (0.45)         (0.57)          (0.61)         (0.65)           (0.57)
                                                          ---------      ---------       ---------      ---------        ---------
NET ASSET VALUE, END OF PERIOD                            $   10.41      $   10.08       $   10.01      $    9.97        $   10.30
                                                          =========      =========       =========      =========        =========
TOTAL RETURN@                                                  7.75%          6.42%           6.48%          3.10%            6.29%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $ 146,276      $ 161,988       $ 182,669      $ 211,137        $ 283,673
  Net expenses to average daily net assets                     0.54%          0.54%           0.54%          0.54%            0.55%
  Net investment income to average daily net assets            4.38%          5.19%           6.15%          5.34%            5.58%
  Portfolio turnover rate                                        19%            24%             55%            59%              44%

                                                             CLASS N
                                                           ------------
                                                           PERIOD ENDED
                                                            12/31/02++
                                                           ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.31
                                                             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 (0.00)***++
  Net realized and unrealized gain (loss)
     on investments                                            (0.01)
                                                             -------
       Total income (loss) from investment
         operations                                            (0.01)
                                                             -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -
  From net realized gains                                          -
                                                             -------
       Total distributions                                         -
                                                             -------
NET ASSET VALUE, END OF PERIOD                               $ 10.30
                                                             =======
TOTAL RETURN@                                                      -+

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   101
  Net expenses to average daily net assets                         -+
  Net investment income to average daily net assets                -+
  Portfolio turnover rate                                         19%

  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  &&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  +   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  ++  NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  (1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE BOND
FUND?

The objectives and policies of the Fund are to:
- achieve a high total rate of return consistent with prudent investment risk and the preservation of capital
- invest primarily in a diversified portfolio of investment grade, fixed income securities
- maintain duration that matches (within 10%) the duration of the Lehman Brothers Aggregate Bond Index
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM IN 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned 8.71%, trailing the 10.25% return of the Lehman Brothers Aggregate Bond Index, a proxy for taxable bond performance that primarily includes securities from the Treasury, mortgage-backed, and corporate asset classes. While we trailed the benchmark, we retained an above-median ranking in our peer group.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The Fund's overweighting in corporate securities, which we had hoped would set the stage for outperforming the benchmark, detracted from performance during 2002. The first quarter began in promising fashion, with tightening corporate spreads and improving sentiment. However, in the second and third quarters corporate spreads widened significantly, as a slew of negative factors hit the markets, including faltering earnings, a series of high-profile accounting scandals, and declining equity markets. Banks tightened lending standards, and access to capital declined. Meanwhile, the sluggish economy made it difficult for companies to service existing debt. As a result, we saw widespread credit downgrades, and corporate spreads widened to as much as 240 basis points over Treasuries, versus a more normal spread of approximately 100 basis points.

At the heart of investors' concerns in the third quarter was a fear that the economy might be headed for a double-dip recession. For example, one important economic indicator, the ISM manufacturing index, slipped under 50 in September, indicating contracting manufacturing activity. These fears helped to precipitate a flight to quality in the bond markets, leading Treasuries to be the best-performing asset class. Corporates, on the other hand, posted their worst performance since the third quarter of 1998, when panic gripped the markets due to the near-failure of hedge fund Long Term Capital Management and Russia's default on its debt. Even within the corporate sector, investors favored higher quality securities, with the result that our BBB-rated holdings performed poorly. Despite falling behind our benchmark, however, we performed reasonably well versus our peers, many of whom also struggled with significant corporate holdings. For the quarter, the Fund ranked in the 35th percentile of the Morningstar intermediate bond universe.

In response to the increased risk, we trimmed corporate positions such as Household Finance and Ford. Additionally, we added to the Fund's mortgage-backed holdings, bringing that sector's weighting up to roughly 30%, versus the benchmark's weighting of 36%. We sold some GNMA securities and bought FNMA pass-throughs, as concerns about liability management at FNMA dissipated.

Things stabilized somewhat in the fourth quarter, as the equity markets rallied and the Federal Reserve Board helped calm investors' nerves with a 50-basis-point cut in short-term interest rates. A good Republican showing in the mid-term Congressional elections was also a positive factor, as Republican politicians are generally seen as being friendlier to business than Democrats. The Fund returned 1.77% for the quarter, slightly outperforming the benchmark's 1.57% mark. Responding to signs of an improving environment, corporate spreads narrowed during the quarter to approximately 160 basis points.

WHAT IS YOUR OUTLOOK?

While we cannot rule out further action from the Fed, it seems that the central bank has completed its rate cuts for this cycle. However, we are hopeful that the Fed's accommodative monetary policy, together with some kind of stimulative fiscal package from Washington, will prod the economy along the road toward recovery. Bonds should also benefit from the trend among corporations toward cutting debt and shoring up their balance sheets. As evidence of this trend, the ratio of credit downgrades to upgrades has improved from its peak in early 2002, as has the rate of defaults. However, at the heart of the problem for corporate bonds is lackluster demand for goods and services. When this problem will be resolved is hard to predict, but eventually cyclical forces should result in a rebound in the two key sources of demand: corporate capital spending and consumer spending.

[CHART]

                       DURATION DIVERSIFICATION (12/31/02)
                            MASSMUTUAL CORE BOND FUND
                          AVERAGE DURATION = 3.56 YEARS

[CHART]

LESS THAN 1 YEAR                                  30.26%
1-3 YEARS                                         29.25%
3-5 YEARS                                         13.73%
5-10 YEARS                                        16.16%
10-20 YEARS                                       10.60%

                          QUALITY STRUCTURE (12/31/02)
                            MASSMUTUAL CORE BOND FUND

[CHART]

U.S. GOVERNMENTS CASH EQUIVALENTS Aaa/AAA         58.40%
Aa/AA                                              4.10%
A/A                                               15.30%
Baa/BBB                                           20.40%
Ba/BB                                              1.30%
B/B                                                0.10%
Caa                                                0.40%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                             FIVE YEAR        SINCE INCEPTION
                           ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                       1/1/02 - 12/31/02  1/1/98 - 12/31/02  10/3/94 - 12/31/02
Class S                      8.71%             6.70%              7.84%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index        10.25%             7.55%              8.39%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S                 LEHMAN BROTHERS AGGREGATE
     10/3/94   $ 10,000                       $ 10,000
      Dec-94   $ 10,020                       $ 10,038
      Dec-95   $ 11,940                       $ 11,892
      Dec-96   $ 12,274                       $ 12,324
      Dec-97   $ 13,474                       $ 13,514
      Dec-98   $ 14,612                       $ 14,688
      Dec-99   $ 14,309                       $ 14,567
      Dec-00   $ 15,880                       $ 16,261
      Dec-01   $ 17,138                       $ 17,634
      Dec-02   $ 18,631                       $ 19,443

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                             FIVE YEAR        SINCE INCEPTION
                           ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                       1/1/02 - 12/31/02  1/1/98 - 12/31/02  1/1/98 - 12/31/02
Class A                      8.28%             6.21%              6.21%
Class Y                      8.61%             6.61%              6.61%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index        10.25%             7.55%              7.55%

[CHART]

                   CLASS A        CLASS Y        LEHMAN BROTHERS AGGREGATE
1/1/98           $ 10,000.00    $ 10,000.00             $ 10,000.00
Dec-98           $ 10,775.00    $ 10,825.00             $ 10,869.00
Dec-99           $ 10,513.00    $ 10,591.00             $ 10,779.00
Dec-00           $ 11,629.00    $ 11,758.00             $ 12,033.00
Dec-01           $ 12,480.00    $ 12,679.00             $ 13,049.00
Dec-02           $ 13,513.00    $ 13,770.00             $ 14,387.00

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                                              ONE YEAR         AVERAGE ANNUAL
                                          1/1/02 - 12/31/02   5/3/99 - 12/31/02
Class L                                        8.49%             6.84%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                          10.25%             8.00%

[CHART]

                        CLASS L         LEHMAN BROTHERS AGGREGATE
5/3/99                $ 10,000.00              $ 10,000.00
Dec-99                $  9,848.00              $  9,936.00
Dec-00                $ 10,917.00              $ 11,091.00
Dec-01                $ 11,749.00              $ 12,028.00
Dec-02                $ 12,746.00              $ 13,261.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL CORE BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                   NUMBER OF          MARKET
                                                     SHARES           VALUE
                                                 --------------   --------------
EQUITIES -- 0.2%

AUTOMOTIVE & PARTS
General Motors Corp.
  Series B
  Convertible Preferred                                 125,000   $    2,887,500
                                                                  --------------

TOTAL EQUITIES
(COST $3,125,000)                                                      2,887,500
                                                                  ==============

                                                    PRINCIPAL
                                                     AMOUNT
                                                 --------------
BONDS & NOTES -- 84.8%

ASSET BACKED SECURITIES -- 2.7%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                              $    3,899,045        3,218,818
Community Program
  Loan Trust
  Series 1987-A, Class A4
  4.500% 10/01/2018                                   1,820,628        1,864,166
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                   3,780,000        3,947,261
Conseco Finance
  Securitizations Corp.
  Series 2001-C, Class AI4
  6.190% 03/15/2030                                   4,000,000        4,182,384
Ford Credit Auto Owner
  Trust Series 2001-B,
  Class A5
  5.360% 06/15/2005                                   7,759,000        8,076,149
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                     788,750          811,800
MMCA Automobile Trust
  Series 2002-1, Class A3
  4.150% 05/15/2006                                   8,870,000        9,147,028
National City Auto
  Receivables Trust
  Series 2002-A, Class A3
  4.040% 07/15/2006                                   4,500,000        4,629,964
National City Auto
  Receivables Trust Series
  2002-A, Class A4
  4.830% 08/15/2009                                   3,309,000        3,499,734
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C, Class A2
  5.920% 09/15/2017                              $      910,000   $      896,842
Option One Mortgage
  Securities Corp.
  Trust Series 2002-2A,
  Class CFTS&
  8.830% 06/26/2032                                   1,270,335        1,269,541
Railcar Trust
  Series 1992-1, Class A
  7.750% 06/01/2004                                     369,460          385,284
Travelers Funding Limited
  Series 1A, Class A1&
  6.300% 02/18/2014                                   2,973,864        3,071,407
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                   6,250,000        6,295,875
                                                                  --------------

TOTAL ASSET BACKED
SECURITIES
(COST $50,799,439)                                                    51,296,253
                                                                  ==============

CORPORATE DEBT -- 41.4%

AirTouch
  Communications, Inc.
  6.650% 05/01/2008                                   3,000,000        3,393,741
Alabama Power Co.
  5.875% 12/01/2022                                   2,785,000        2,866,266
Albertson's, Inc.
  7.750% 06/15/2026                                   3,000,000        3,396,744
Alcan Aluminum Limited
  6.250% 11/01/2008                                   2,500,000        2,807,290
Alliance Pipeline LP&
  6.996% 12/31/2019                                   2,381,337        2,484,283
Amerada Hess Corp.
  7.125% 03/15/2033                                   3,900,000        4,155,329
American Airlines
  Pass-Through Trusts
  Series 1994-A, Class A4*
  9.780% 11/26/2011                                   1,426,133          611,027
American General
  Finance Corp.
  5.875% 07/14/2006                                   2,800,000        3,014,074
Anheuser-Busch
  Companies, Inc.*
  6.800% 01/15/2031                                   5,000,000        5,835,500
ARAMARK Services, Inc.
  8.150% 05/01/2005                                   1,895,000        2,043,816
Archer-Daniels-
  Midland Co.
  5.935% 10/01/2032                                   1,030,000        1,027,734
Archer-Daniels-
  Midland Co.*
  7.000% 02/01/2031                              $    5,030,000   $    5,791,783
Arrow Electronics, Inc.*
  8.700% 10/01/2005                                   3,000,000        3,086,196
Arrow Electronics, Inc.
  9.150% 10/01/2010                                   2,000,000        2,068,088
AT&T Broadband Corp.
  8.375% 03/15/2013                                     163,000          184,190
AT&T Corp.
  6.000% 03/15/2009                                      16,000           15,977
AT&T Corp.
  6.375% 03/15/2004                                   3,300,000        3,382,500
AT&T Corp.
  8.000% 11/15/2031                                   5,020,000        5,533,210
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                   1,970,000        2,029,100
Avnet, Inc.
  8.000% 11/15/2006                                      95,000           91,248
Avnet, Inc.*
  8.200% 10/17/2003                                   3,650,000        3,643,153
Bank of America Corp.
  5.250% 02/01/2007                                   2,155,000        2,320,735
Bank of America Corp.
  6.625% 06/15/2004                                   4,135,000        4,411,942
Bank One Corp.
  6.000% 08/01/2008                                   3,000,000        3,310,194
Barrick Gold Corp.
  7.500% 05/01/2007                                   4,000,000        4,579,596
Bemis Co., Inc.
  6.500% 08/15/2008                                   2,485,000        2,804,419
BHP Finance
  (USA) Limited
  6.420% 03/01/2026                                   3,500,000        3,710,455
Boeing Capital Corp.
  5.800% 01/15/2013                                     785,000          795,053
Boeing Capital Corp.
  7.100% 09/27/2005                                   2,000,000        2,166,434
Bombardier Capital, Inc.&
  5.625% 05/30/2003                                   3,100,000        3,010,770
Bombardier Capital, Inc.&
  7.500% 08/15/2004                                   3,360,000        3,192,044
Boston Scientific Corp.*
  6.625% 03/15/2005                                   6,300,000        6,770,371
Brascan Corp.
  7.125% 06/15/2012                                   4,420,000        4,389,542
Brascan Corp.
  8.125% 12/15/2008                                   2,540,000        2,768,750
BRE Properties, Inc.
  7.450% 01/15/2011                                   2,500,000        2,786,740

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                 --------------   --------------
British Telecom PLC
  7.875% 12/15/2005                              $    3,000,000   $    3,383,115
Capital One Bank
  Series BKNT
  8.250% 06/15/2005                                   2,500,000        2,527,742
Capitol Records, Inc.&
  8.375% 08/15/2009                                   5,500,000        5,769,549
Carlisle Companies, Inc.
  6.700% 05/15/2008                                   4,500,000        4,643,082
Cendant Corp.
  6.875% 08/15/2006                                   1,000,000        1,037,662
CenturyTel, Inc. Series E
  6.150% 01/15/2005                                   2,000,000        2,113,758
Champion
  International Corp.
  6.400% 02/15/2026                                   2,500,000        2,708,362
Chevron Phillips
  Chemical Co. LLC
  5.375% 06/15/2007                                   2,250,000        2,357,908
Cinergy Corp.
  6.250% 09/01/2004                                   3,820,000        3,950,633
Cingular Wireless
  5.625% 12/15/2006                                     800,000          841,091
Cintas Corp. No. 2
  5.125% 06/01/2007                                   5,500,000        5,884,742
The CIT Group, Inc.
  6.875% 11/01/2009                                   5,000,000        5,378,260
CIT Group, Inc.
  7.375% 04/02/2007                                   2,660,000        2,899,956
CIT Group, Inc.
  7.625% 08/16/2005                                   1,430,000        1,538,468
Clear Channel
  Communications, Inc.
  6.875% 06/15/2018                                   1,000,000        1,034,372
CNF, Inc.
  8.875% 05/01/2010                                   2,500,000        2,698,860
The Coca-Cola Co.
  4.000% 06/01/20051                                 11,075,000       11,594,517
Colonial Pipeline Co.&
  7.630% 04/15/2032                                   2,240,000        2,673,460
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                   2,860,000        2,992,392
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                   2,500,000        2,804,907
Cominco Limited
  6.875% 02/15/2006                                   3,000,000        3,173,757
Commercial Credit Co.*
  7.750% 03/01/2005                                   3,000,000        3,318,687
Computer Associates
  International, Inc.&
  1.625% 12/15/2009                                     500,000          487,500
Computer Sciences Corp.*
  6.750% 06/15/2006                              $    3,250,000   $    3,522,100
ConAgra Foods, Inc.
  7.000% 10/01/2028                                   3,000,000        3,416,286
Conoco, Inc.
  6.350% 04/15/2009                                     610,000          685,191
Conoco, Inc.*
  6.950% 04/15/2029                                   4,015,000        4,550,533
Consolidated Natural Gas
  Co. Series C
  6.250% 11/01/2011                                   2,695,000        2,916,653
Continental Airlines, Inc.
  Series 1996-2B
  8.560% 07/02/2014                                   1,291,856          911,392
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                                   1,494,998        1,054,183
Cooper
  Industries Limited
  5.250% 07/01/2007                                   5,000,000        5,216,760
Countrywide Home
  Loans, Inc.
  3.500% 12/19/2005                                   5,000,000        5,044,355
Countrywide Home
  Loans, Inc.
  5.500% 08/01/2006                                   2,000,000        2,126,610
Countrywide Home
  Loans, Inc.
  5.500% 02/01/2007                                   3,385,000        3,594,044
Cox
  Communications, Inc.
  7.750% 08/15/2006                                   3,000,000        3,352,653
Cox
  Communications, Inc.*
  7.750% 11/01/2010                                   4,673,000        5,322,337
CSX Corp.
  7.250% 05/01/2027                                   4,000,000        4,366,436
DaimlerChrysler NA Holding Corp.*
  6.400% 05/15/2006                                   5,050,000        5,443,693
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                   5,800,000        6,131,516
DaimlerChrysler NA Holding Corp.
  7.300% 01/15/2012                                   1,250,000        1,402,686
Dana Corp.
  6.250% 03/01/2004                                   2,500,000        2,462,500
Diageo Capital PLC
  3.500% 11/19/2007                                   2,000,000        2,010,192
Dominion
  Resources, Inc.
  7.820% 09/15/2004                                   3,200,000        3,428,454
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                              $    3,750,000   $    3,775,151
Dover Corp.
  6.250% 06/01/2008                                   2,000,000        2,242,434
DPL, Inc.
  8.250% 03/01/2007                                   3,120,000        3,015,686
Duke Capital Corp.
  6.750% 02/15/2032                                   3,515,000        2,750,530
Duke Capital Corp.
  7.500% 10/01/2009                                   3,850,000        3,914,087
Duke Energy Field
  Services Corp.*
  7.875% 08/16/2010                                   5,000,000        5,291,615
Dynegy Holdings, Inc.
  6.875% 04/01/2011                                   3,000,000        1,020,000
Emerald Investment Grade
  CBO Limited&
  1.967% 05/24/2011                                   3,000,000        2,752,500
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                   4,995,000        5,392,242
Equifax, Inc.&
  4.950% 11/01/2007                                   2,090,000        2,126,569
ERAC USA Finance Co.&
  6.625% 05/15/2006                                   1,800,000        1,922,429
ERAC USA Finance Co.&
  6.750% 05/15/2007                                   4,500,000        4,878,108
FBG Finance Limited&
  7.875% 06/01/2016                                   3,000,000        3,709,371
Federated Department
  Stores, Inc.
  7.450% 07/15/2017                                   1,500,000        1,734,270
FedEx Corp.
  6.875% 02/15/2006                                   4,545,000        5,043,973
First Industrial LP
  7.000% 12/01/2006                                   2,250,000        2,456,161
FirstEnergy Corp.
  Series A
  5.500% 11/15/2006                                   1,340,000        1,347,567
Florida Gas
  Transmission Co.&
  8.630% 11/01/2004                                   2,000,000        2,161,588
FNMA
  (Benchmark Bond)*
  6.250% 05/15/2029                                   2,200,000        2,446,886
Ford Motor Co.
  7.450% 07/16/2031                                   5,189,000        4,513,750
Ford Motor Credit Co.
  5.750% 02/23/2004                                  11,650,000       11,833,686
Ford Motor Credit Co.*
  7.375% 10/28/2009                                   5,000,000        4,954,310

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                 --------------   --------------
Forte CDO (Cayman)
Limited Series A3-A&
  7.011% 04/12/2013                              $    1,500,000   $    1,170,000
General American
  Transportation Corp.
  6.750% 03/01/2006                                   3,000,000        2,895,828
General American
  Transportation Corp.
  8.625% 12/01/2004                                   2,500,000        2,458,593
General Electric
  Capital Corp.
  5.450% 01/15/2013                                   7,000,000        7,271,152
General Electric
  Capital Corp.
  5.875% 02/15/2012                                   3,040,000        3,250,024
General Mills, Inc.
  8.900% 06/15/2006                                   2,250,000        2,666,830
General Motors
  Acceptance Corp.*
  6.125% 09/15/2006                                   9,780,000        9,937,712
General Motors
  Acceptance Corp.*
  6.875% 09/15/2011                                   5,000,000        4,986,300
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                   4,300,000        4,567,533
The Goodyear Tire &
  Rubber Co.
  8.125% 03/15/2003                                   1,225,000        1,225,680
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                   3,535,000        3,003,728
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                   2,000,000        2,132,332
Hershey Foods Corp.*
  7.200% 08/15/2027                                   5,300,000        6,273,393
Hilton Hotels Corp.
  7.000% 07/15/2004                                   1,500,000        1,517,487
Houghton Mifflin Co.
  7.000% 03/01/2006                                   2,325,000        2,371,500
Household Finance Corp.
  6.375% 10/15/2011                                   5,680,000        5,938,480
Household Finance Corp.
  6.375% 11/27/2012                                   2,140,000        2,234,014
Household Finance Corp.
  6.500% 01/24/2006                                   2,500,000        2,662,305
Household Finance Corp.
  6.500% 11/15/2008                                   2,400,000        2,580,511
Household Finance Corp.
  7.625% 05/17/2032                                   3,170,000        3,548,492
HSBC Holdings PLC
  5.250% 12/12/2012                                   3,040,000        3,115,936
Humana, Inc.*
  7.250% 08/01/2006                                   5,000,000        5,369,490
IBM Canada Credit
  Services Corp.&
  3.750% 11/30/2007                              $    1,500,000   $    1,503,778
ICI Wilmington, Inc.
  7.050% 09/15/2007                                   2,000,000        2,166,776
Idex Corp.
  6.875% 02/15/2008                                   5,500,000        5,765,441
Imcera Group, Inc.*
  6.000% 10/15/2003                                   1,000,000          960,653
International Flavors
  & Fragrances, Inc.
  6.450% 05/15/2006                                   3,500,000        3,780,602
Interpool, Inc.
  7.350% 08/01/2007                                   2,000,000        1,810,000
Jefferies Group, Inc.
  7.500% 08/15/2007                                   1,000,000        1,100,935
Jefferies Group, Inc.
  7.750% 03/15/2012                                   1,700,000        1,831,668
Jones Apparel Group, Inc.
  7.875% 06/15/2006                                   3,000,000        3,338,073
KeySpan Corp.*
  6.150% 06/01/2006                                   5,000,000        5,432,425
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                     649,000          746,545
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                   3,757,000        4,241,436
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                   4,440,000        4,646,043
Koninklijke KPN NV
  8.000% 10/01/2010                                   3,500,000        4,098,763
Kraft Foods, Inc.
  6.500% 11/01/2031                                   1,285,000        1,412,021
The Kroger Co.
  7.000% 05/01/2018                                   1,800,000        1,950,448
Lafarge Corp.
  6.375% 07/15/2005                                   2,000,000        2,156,168
Lehman Brothers
  Holdings, Inc.
  5.875% 11/15/2017                                   4,000,000        4,089,320
Leucadia National Corp.
  7.750% 08/15/2013                                   2,500,000        2,771,022
Liberty Media Corp.*
  8.250% 02/01/2030                                   5,300,000        5,574,158
Lockheed Martin Corp.
  8.500% 12/01/2029                                   4,360,000        5,849,559
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                   4,950,000        5,552,766
Marsh & McLennan
  Companies, Inc.
  6.250% 03/15/2012                              $    2,170,000   $    2,400,411
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                   2,000,000        2,285,380
Masco Corp.
  6.750% 03/15/2006                                   5,000,000        5,453,082
MBNA America Bank
  7.750% 09/15/2005                                   5,000,000        5,487,435
Meritor Automotive, Inc.
  6.800% 02/15/2009                                   4,000,000        3,955,176
Merrill Lynch & Co., Inc.
  Series MTNB
  4.540% 03/08/2005                                  10,745,000       11,195,935
Miller (Herman), Inc.
  7.125% 03/15/2011                                   3,000,000        3,128,841
Millipore Corp.
  7.500% 04/01/2007                                   3,750,000        3,963,761
Mobil Corp.*
  8.625% 08/15/2021                                   4,500,000        6,018,565
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                   2,175,000        2,443,939
Morgan Stanley Dean
  Witter & Co.*
  5.625% 01/20/2004                                   5,500,000        5,721,529
Motorola, Inc.
  6.500% 11/15/2028                                   2,650,000        2,252,500
Motorola, Inc.
  6.750% 02/01/2006                                   3,000,000        3,105,000
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                   5,510,000        6,650,410
News America
  Holdings, Inc.
  9.250% 02/01/2013                                   3,000,000        3,617,304
News America, Inc.
  6.750% 01/09/2038                                   2,000,000        2,047,396
Norfolk Southern Corp.*
  7.050% 05/01/2037                                   5,000,000        5,609,870
Nortel Networks Limited
  6.125% 02/15/2006                                   1,040,000          696,800
North Finance
  (Bermuda) Limited&
  7.000% 09/15/2005                                   2,000,000        2,188,114
Northern Natural
  Gas Co.&
  7.000% 06/01/2011                                   1,000,000        1,077,500
Nucor Corp.&
  4.875% 10/01/2012                                   2,000,000        2,006,780

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                 --------------   --------------
Park Place
Entertainment Corp.
  7.500% 09/01/2009                              $    2,175,000   $    2,236,872
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                     550,000          584,744
Precision Castparts Corp.
  8.750% 03/15/2005                                   4,951,000        5,456,467
ProLogis Trust
  7.000% 10/01/2003                                   1,025,000        1,053,879
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                   3,840,000        2,150,400
Qwest Corp.&
  8.875% 03/15/2012                                   2,455,000        2,381,350
Raytheon Co.
  6.300% 03/15/2005                                   2,000,000        2,133,898
Raytheon Co.
  6.500% 07/15/2005                                   3,000,000        3,235,731
Raytheon Co.
  6.750% 08/15/2007                                   2,500,000        2,772,170
Raytheon Co.
  7.900% 03/01/2003                                   3,045,000        3,065,633
Reliant Energy
  Resources Corp.
  Series B
  8.125% 07/15/2005                                   4,750,000        4,377,538
Republic Services, Inc.
  7.125% 05/15/2009                                   3,750,000        4,280,466
Rock-Teen Co.
  8.200% 08/15/2011                                   2,500,000        2,841,928
Ryder System, Inc.
  6.600% 11/15/2005                                   3,800,000        3,952,589
Sabre Holdings Corp.
  7.350% 08/01/2011                                   1,000,000        1,039,808
Scholastic Corp.
  7.000% 12/15/2003                                   3,000,000        3,119,232
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                   2,500,000        2,505,565
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                   1,705,000        1,368,058
Sears, Roebuck
  Acceptance Corp.
  6.750% 09/15/2005                                   3,500,000        3,575,649
Simon Property
  Group LP
  6.625% 06/15/2003                                   1,570,000        1,599,034
Simon Property
  Group LP
  6.875% 11/15/2006                                   1,500,000        1,632,167
Simon Property
  Group LP
  7.375% 01/20/2006                              $    3,850,000   $    4,257,099
Solutia, Inc.
  6.720% 10/15/2037                                   3,570,000        2,681,962
Sony Capital Corp.&
  4.950% 11/01/2006                                   3,305,000        3,516,104
Southern Natural Gas Co.
  7.350% 02/15/2031                                   3,460,000        2,906,400
Sprint Capital Corp.
  6.900% 05/01/2019                                   2,000,000        1,640,000
Sprint Capital Corp.
  8.375% 03/15/2012                                   2,655,000        2,641,725
SunTrust Banks, Inc.
  5.450% 12/01/2017                                   2,500,000        2,579,190
SuperValu, Inc.*
  7.875% 08/01/2009                                   7,000,000        7,692,097
Telefonica Europe BV
  7.350% 09/15/2005                                   3,900,000        4,299,758
Temple-Inland, Inc.
  Series MTND*
  8.125% 12/15/2006                                   5,320,000        5,890,926
Tenet Healthcare Corp.
  6.500% 06/01/2012                                   2,440,000        2,208,200
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                   4,985,000        5,177,954
Thomas & Betts Corp.*
  8.250% 01/15/2004                                   2,500,000        2,486,215
The Thomson Corp.
  6.200% 01/05/2012                                   2,650,000        2,893,002
Time Warner
  Companies, Inc.*
  7.570% 02/01/2024                                   6,195,000        6,215,245
Time Warner
  Companies, Inc.
  7.750% 06/15/2005                                   2,800,000        2,983,288
Times Mirror Co.
  7.450% 10/15/2009                                   3,600,000        4,270,309
Toro Co.
  7.800% 06/15/2027                                   4,070,000        4,004,310
Trains 5-2002&
  5.936% 01/25/2007                                   4,580,000        4,864,281
Trains 10-2002&
  6.961% 01/15/2012                                   4,380,000        4,828,950
TRW, Inc.*
  8.750% 05/15/2006                                   6,000,000        6,855,822
Tyco International
  Group SA
  6.375% 02/15/2006                                   4,220,000        4,093,400
Tyco International
  Group SA
  6.375% 10/15/2011                                   3,065,000        2,865,775
Union Oil Co.
  of California
  6.375% 02/01/2004                              $    3,165,000   $    3,290,701
Union Tank Car Co.
  6.790% 05/01/2010                                   4,800,000        5,352,379
United Air Lines, Inc.
  Series 91B
  10.110% 02/19/2006                                    561,918           45,965
UPM-Kymmene
  OYJ Corp.&
  7.450% 11/26/2027                                   5,000,000        5,458,350
US Airways, Inc. Class B
  7.500% 04/15/2008                                   1,304,522          804,472
Verizon Global
  Funding Corp.
  6.750% 12/01/2005                                   3,490,000        3,856,125
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                   3,435,000        4,000,253
Verizon Global Funding
  Corp. Series MTNA*
  7.600% 03/15/2007                                   5,000,000        5,702,335
VF Corp.
  8.100% 10/01/2005                                   1,750,000        1,989,043
Vulcan Materials Co.
  6.000% 04/01/2009                                   4,000,000        4,336,692
Wells Fargo & Co.
  5.125% 02/15/2007                                   5,305,000        5,697,644
Westvaco Corp.
  8.400% 06/01/2007                                   3,750,000        4,339,339
Weyerhaeuser Co.
  5.500% 03/15/2005                                   4,835,000        5,061,375
Weyerhaeuser Co.
  5.950% 11/01/2008                                   4,000,000        4,269,980
The Williams
  Companies, Inc.
  7.875% 09/01/2021                                   1,750,000        1,102,500
Williams Gas Pipelines
  Central, Inc.&
  7.375% 11/15/2006                                   2,750,000        2,640,000
WorldCom, Inc.**&&
  6.500% 05/15/2004                                   1,500,000          352,500
WorldCom, Inc.**&&
  7.375% 01/15/2006                                   5,000,000        1,175,000
WorldCom, Inc.**&&
  7.500% 05/15/2011                                     220,000           51,700
WorldCom, Inc.**&&
  8.000% 05/15/2006                                     200,000           47,000
WorldCom, Inc.**&&
  8.250% 05/15/2031                                   2,240,000          526,400
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                   3,275,000        3,453,766

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                 --------------   --------------
York International Corp.
  6.625% 08/15/2006                              $    2,400,000   $    2,560,334
                                                                  --------------

TOTAL CORPORATE DEBT
(COST $746,507,348)                                                  773,123,252
                                                                  ==============

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.9%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1*
  7.100% 08/13/2029                                   3,661,559        4,026,569
Bank of America Large
  Loan Series 2001-FMA,
  Class A2&
  6.490% 12/13/2016                                   1,900,000        2,116,125
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                   2,158,735        2,320,918
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A&
  8.000% 08/27/2032                                   2,245,940        2,189,792
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5, Class A7
  6.750% 11/25/2031                                   3,150,000        3,289,479
GSR Mortgage Loan Trust
  Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                   5,884,436        6,046,199
Master Asset Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                   9,344,949        9,607,766
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310% 11/15/2026                                   2,367,202        2,509,752
Morgan Stanley Dean
  Witter Capital I Series
  2001-280, Class A1&
  6.148% 02/03/2011                                   3,482,724        3,743,082
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250% 12/25/2027                                   2,111,262        2,127,076
Prudential Home
  Mortgage  Securities
  Series 1993-26, Class A6
  6.750% 07/25/2008                                     195,725          195,447
Residential Accredit
  Loans, Inc.
  Series 1996-QS5,
  Class M2
  8.000% 09/25/2026                              $    2,875,014   $    2,937,804
Residential Accredit
  Loans, Inc.
  Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                   5,000,000        5,193,035
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500% 05/25/2027                                   4,445,656        4,453,183
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                     629,536          644,067
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B&
  7.491% 03/25/2022                                   3,000,000        3,304,932
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1&
  5.323% 02/18/2034                                   7,015,899        7,399,093
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B&
  6.920% 02/03/2014                                   3,000,000        3,357,510
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                   2,950,129        3,017,781
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                   4,500,915        4,976,612
                                                                  --------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $71,713,710)                                                    73,456,222
                                                                  ==============

SOVEREIGN DEBT OBLIGATIONS -- 0.4%
Government of Quebec
  Series PJ
  6.125% 01/22/2011                                   5,000,000        5,551,735
United Mexican States
  8.300% 08/15/2031                                   2,500,000        2,637,500
                                                                  --------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $7,589,248)                                                      8,189,235
                                                                  ==============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 22.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 6.3%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series 1337,
  Class D
  6.000% 08/15/2007                              $      485,257   $      506,802
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                     701,367          713,360
FHLMC Series 1667,
  Class PE
  6.000% 03/15/2008                                     426,627          427,983
FHLMC Series B, Class 3
  12.500% 09/30/2013                                     32,418           34,615
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                     734,460          807,160
                                                                  --------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                   2,489,920
                                                                  ==============

PASS-THROUGH SECURITIES -- 6.2%

FHLMC
  6.000% 06/01/2016-
          08/01/2031                                 20,188,987       20,999,685
FHLMC
  6.500% 05/01/2016-
             08/01/2032                              48,438,621       50,678,184
FHLMC
  7.000% 07/01/2029-
             10/01/2031                              23,823,350       25,045,533
FHLMC
  7.500% 06/01/2015-
             01/01/2031                               9,315,421        9,922,587
FHLMC
  8.000% 03/01/2015-
             08/01/2015                               6,621,163        7,169,438
FHLMC
  8.250% 05/01/2017                                     550,173          592,667
FHLMC
  8.500% 11/01/2025                                     778,149          842,746
FHLMC
  9.000% 03/01/2017                                      60,616           66,597
                                                                  --------------

TOTAL PASS-THROUGH SECURITIES                                        115,317,437
                                                                  --------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                  117,807,357
                                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 8.3%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
FNMA Series 1989-20,
  Class A
  6.750% 04/25/2018                                   3,329,824        3,554,181
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                --------------   ---------------
PASS-THROUGH SECURITIES -- 8.1%
FNMA
  5.500% 01/01/2032-
            03/01/2032                          $    6,113,715   $     6,245,928
FNMA
  6.000% 10/01/2028-
            02/01/2029                               7,360,220         7,639,004
FNMA
  6.500% 05/01/2017-
            09/01/2032                               77,487,996        80,814,784
FNMA
  7.000% 07/01/2032                                  3,132,206         3,294,483
FNMA
  7.500% 06/01/2031-
            10/01/2031                               4,422,501         4,695,895
FNMA
  8.000% 05/01/2013-
            09/01/2031                              11,132,072        11,997,501
FNMA
  8.500% 08/01/2026                                  1,185,077         1,293,048
FNMA TBA
  6.500% 01/01/2033                                 35,000,000        36,432,830
                                                                 ---------------

TOTAL PASS-THROUGH SECURITIES                                        152,413,473
                                                                 ---------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                   155,967,654
                                                                 ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 7.9%
PASS-THROUGH SECURITIES
GNMA
  6.000% 02/15/2029-
            11/15/2031                              12,636,276        13,178,692
GNMA
  6.500% 09/15/2023-
            09/15/2032                              82,479,056        86,695,302
GNMA
  7.000% 08/15/2023-
            07/15/2032                              31,035,321        32,911,742
GNMA
  7.250% 07/20/2021-
            07/20/2022                               7,059,261         7,548,675
GNMA
  7.500% 01/15/2017-
            06/15/2017                               2,103,500         2,258,122
GNMA
  8.000% 02/15/2004-
            11/15/2030                               5,682,346         6,130,809
GNMA
  9.000% 12/15/2004-
            10/15/2009                                  33,016            35,473
                                                                 ---------------

TOTAL PASS-THROUGH SECURITIES                                        148,758,815
                                                                 ---------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $412,865,130)                                              $   422,533,826
                                                                 ===============

U.S. TREASURY OBLIGATIONS -- 13.9%

U.S. TREASURY BONDS -- 6.5%
U.S. Treasury Bond
  6.125% 08/15/2029                             $   51,595,000        60,571,704
U.S. Treasury Bond*
  7.125% 02/15/2023                                  4,350,000         5,601,643
U.S. Treasury Bond*
  7.500% 11/15/2016                                 17,690,000        23,133,814
U.S. Treasury Bond*
  8.875% 08/15/2017                                 21,800,000        31,861,201
                                                                 ---------------
                                                                     121,168,362
                                                                 ---------------

U.S. TREASURY NOTES -- 7.4%
U.S. Treasury Note
  2.125% 08/31/2004                                 50,000,000        50,556,650
U.S. Treasury Note
  2.250% 07/31/2004                                 30,510,000        30,910,444
U.S. Treasury Note
  4.750% 11/15/2008                                  1,885,000         2,057,594
U.S. Treasury Note
  5.000% 02/15/2011                                  3,585,000         3,939,019
U.S. Treasury Note
  5.500% 02/15/2008                                  2,315,000         2,611,971
U.S. Treasury Note
  5.500% 05/15/2009                                  3,440,000         3,902,921
U.S. Treasury Note*
  5.750% 08/15/2010                                 32,000,000        36,792,512
U.S. Treasury Note
  6.125% 08/15/2007                                  4,585,000         5,272,392
U.S. Treasury Note
  6.500% 10/15/2006                                  1,400,000         1,608,032
                                                                 ---------------
                                                                     137,651,535
                                                                 ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $242,923,425)                                                  258,819,897
                                                                 ===============

TOTAL BONDS & NOTES
(COST $1,532,398,300)                                              1,587,418,685
                                                                 ===============

TOTAL LONG TERM INVESTMENTS
(COST $1,535,523,300)                                              1,590,306,185
                                                                 ===============

SHORT-TERM INVESTMENTS -- 23.2%
CASH EQUIVALENTS -- 7.3% ***
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  5,482,306         5,482,306
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                  3,259,376         3,259,376
Bayerische Hypo-und
Vereinsbank Bank Note
  1.240% 09/09/2003                             $   16,296,882   $    16,296,882
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                  8,148,441         8,148,441
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                  7,333,597         7,333,597
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                       12,222,661        12,222,661
General Electric
  Capital Corp.
  1.300% 01/06/2003                                  8,130,786         8,130,786
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                  4,074,220         4,074,220
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                    814,844           814,844
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                  2,444,532         2,444,532
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                  2,444,532         2,444,532
Merrimac Money
  Market Fund                                       30,964,075        30,964,075
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                  8,148,441         8,148,441
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                  6,518,753         6,518,753
National Bank of
  Commerce
  1.400% 05/23/2003                                  4,074,220         4,074,220
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                 11,407,817        11,407,817
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                  2,444,532         2,444,532
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                  3,259,376         3,259,376
                                                                 ---------------
                                                                     137,469,391
                                                                 ---------------

COMMERCIAL PAPER -- 13.5%
Autoliv ASP, Inc.
  1.950% 03/07/2003                                  3,315,000         3,304,972

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                --------------   ---------------
Cargill, Inc.
  1.310% 02/14/2003                             $    9,000,000   $     8,985,590
Carolina Power & Light Co.
  1.700% 02/03/2003                                 11,770,000        11,751,658
CIT Group, Inc.
  1.300% 03/14/2003                                 10,000,000         9,973,031
The Coca-Cola Co.
  1.240% 02/11/2003                                  7,385,000         7,374,571
The Coca-Cola Co.
  1.270% 03/06/2003                                 10,640,000        10,614,449
DaimlerChrysler NA Holding Corp.
  1.940% 01/28/2003                                  3,335,000         3,330,148
Dominion Resources, Inc.
  1.640% 01/27/2003                                  5,000,000         4,994,078
Dominion Resources, Inc.
  1.670% 01/13/2003                                  3,765,000         3,762,904
Elsevier Finance SA
  1.700% 01/14/2003                                 10,515,000        10,508,545
Elsevier Finance SA
  1.720% 01/22/2003                                  6,000,000         5,993,980
Florida Power Corp.
  1.550% 01/21/2003                                  6,000,000         5,994,833
General Motors
  Acceptance Corp.
  1.920% 01/02/2003                                  2,895,000         2,894,846
General Motors
  Acceptance Corp.
  1.930% 01/15/2003                                  8,885,000         8,878,331
General Motors
  Acceptance Corp.
  1.950% 01/06/2003                                    235,000           234,936
Hanson Finance PLC
  1.720% 02/04/2003                                 12,000,000        11,980,507
Johnson & Johnson
  1.280% 04/22/2003                                 10,575,000        10,531,572
KeySpan Corp.
  1.470% 02/05/2003                                  6,600,000         6,590,567
KeySpan Corp.
  1.720% 01/08/2003                                  6,515,000         6,512,821
Marsh & McLennan
  Companies, Inc.
  1.300% 02/10/2003                                  7,000,000         6,989,889
Marsh & McLennan
  Companies, Inc.
  1.630% 01/10/2003                                  5,000,000         4,997,963
Pearson Holdings, Inc.
  1.930% 01/17/2003                                  5,160,000         5,155,574
Pearson Holdings, Inc.
  1.950% 01/16/2003                                  8,255,000         8,248,293
Pfizer, Inc.
  1.280% 02/24/2003                                  5,185,000         5,175,045
Pfizer, Inc.
  1.290% 02/21/2003                                  5,600,000         5,589,766
Public Service Electric
  and Gas Co.
  1.800% 01/24/2003                             $    5,945,000   $     5,938,163
Rockwell Automation, Inc.
  1.350% 02/07/2003                                  6,000,000         5,991,675
Rockwell Collins, Inc.
  1.350% 02/21/2003                                  7,000,000         6,986,612
Safeway, Inc.
  1.460% 03/03/2003                                  7,915,000         7,892,508
Safeway, Inc.
  1.500% 01/03/2003                                  6,000,000         5,999,500
Textron Financial Corp.
  1.850% 02/18/2003                                  7,000,000         6,982,733
Textron Financial Corp.
  2.000% 01/31/2003                                  5,000,000         4,991,667
Toyota Motor Credit Corp.
  1.310% 01/29/2003                                 10,610,000        10,599,190
Toyota Motor Credit Corp.
  1.320% 02/12/2003                                  6,950,000         6,939,297
Washington Mutual
  Financial Corp.
  1.700% 02/06/2003                                  3,035,000         3,029,841
Washington Mutual
  Financial Corp.
  1.850% 01/06/2003                                  3,395,000         3,394,128
Washington Mutual
  Financial Corp.
  1.870% 01/09/2003                                  4,955,000         4,952,940
Wisconsin Electric
  Power Co.
  1.320% 01/07/2003                                  8,425,000         8,423,147
                                                                 ---------------
                                                                     252,490,270
                                                                 ---------------

DISCOUNT NOTES -- 0.7%

Federal Home Loan Bank
  1.260% 02/19/2003                                 12,900,000        12,877,876
                                                                 ---------------
U.S. TREASURY BILLS -- 1.7%
U.S. Treasury Bill
  1.170% 02/20/2003                                  6,890,000         6,878,804
U.S. Treasury Bill
  1.170% 02/27/2003                                  6,745,000         6,732,505
U.S. Treasury Bill
  1.195% 01/30/2003                                  6,760,000         6,753,492
U.S. Treasury Bill
  1.395% 01/23/2003                                 11,350,000        11,340,324
                                                                 ---------------
                                                                      31,705,125
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $434,548,119)                                              $   434,542,662
                                                                 ===============

TOTAL INVESTMENTS -- 108.2%
(COST $1,970,071,419)****                                          2,024,848,847

OTHER ASSETS/
(LIABILITIES) -- (8.2%)                                             (152,956,059)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $ 1,871,892,788
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
TBA - To be announced
* All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
**   Non-income producing security.
***  Represents investments of security lending collateral. (NOTE 2).
**** Aggregate cost for Federal tax purposes. (NOTE 7).
& Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
&&   Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   DECEMBER 31, 2002
                                                                                   -----------------
ASSETS:
       Investments, at value (cost $1,535,523,300) (NOTE 2)                        $  1,590,306,185
       Short-term investments, at value (cost $434,548,119) (NOTE 2)                    434,542,662
                                                                                   ----------------
           Total Investments (including securities on loan with market values of
             $134,300,960)                                                            2,024,848,847
       Cash                                                                                 100,821
       Receivables from:
           Investments sold                                                                 211,867
           Fund shares sold                                                               4,362,364
           Interest and dividends                                                        20,520,262
           Settlement of investments purchased on a commitment basis (NOTE 2)             2,056,963
                                                                                   ----------------
                Total assets                                                          2,052,101,124
                                                                                   ----------------
LIABILITIES:
       Payables for:
           Investments purchased                                                         36,988,896
           Fund shares repurchased                                                        4,594,899
           Securities on loan (NOTE 2)                                                  137,469,391
           Directors' fees and expenses (NOTE 3)                                             22,454
           Affiliates (NOTE 3):
                Investment management fees                                                  764,120
                Administration fees                                                         231,117
                Service fees                                                                 89,388
       Accrued expense and other liabilities                                                 48,071
                                                                                   ----------------
                Total liabilities                                                       180,208,336
                                                                                   ----------------
       NET ASSETS                                                                  $  1,871,892,788
                                                                                   ================
NET ASSETS CONSIST OF:
       Paid-in capital                                                             $  1,817,513,112
       Distributions in excess of net investment income                                  (1,695,454)
       Accumulated net realized loss on investments and forward commitments                (759,261)
       Net unrealized appreciation on investments and forward commitments                56,834,391
                                                                                   ----------------
                                                                                   $  1,871,892,788
                                                                                   ================
NET ASSETS:
        Class A                                                                    $    156,726,887
                                                                                   ================
        Class L                                                                    $    289,553,167
                                                                                   ================
        Class Y                                                                    $    172,996,833
                                                                                   ================
        Class S                                                                    $  1,252,515,017
                                                                                   ================
        Class N                                                                    $        100,884
                                                                                   ================
SHARES OUTSTANDING:
        Class A                                                                          14,022,590
                                                                                   ================
        Class L                                                                          25,807,682
                                                                                   ================
        Class Y                                                                          15,378,617
                                                                                   ================
        Class S                                                                         110,951,664
                                                                                   ================
        Class N                                                                               9,050
                                                                                   ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                    $          11.18
                                                                                   ================
        Class L                                                                    $          11.22
                                                                                   ================
        Class Y                                                                    $          11.25
                                                                                   ================
        Class S                                                                    $          11.29
                                                                                   ================
        Class N                                                                    $          11.15
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 2002
                                                                                   -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                  $        106,837
        Interest (including securities lending income of $162,947)                       79,159,928
                                                                                   ----------------
                Total investment income                                                  79,266,765
                                                                                   ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                               7,023,285
        Custody fees                                                                        149,869
        Shareholder reporting fees                                                           50,663
        Directors' fees (NOTE 3)                                                             32,189
        Audit and legal fees                                                                 27,468
                                                                                   ----------------
                                                                                          7,283,474
        Administration fees (NOTE 3):
            Class A                                                                         311,585
            Class L                                                                         687,771
            Class Y                                                                         181,917
            Class S                                                                         927,622
            Class N                                                                               1*
        Service fees (NOTE 3):
            Class A                                                                         265,676
            Class N                                                                               1*
        Miscellaneous fees                                                                    1,323
                                                                                   ----------------
                Total expenses                                                            9,659,370
                                                                                   ----------------
                NET INVESTMENT INCOME                                                    69,607,395
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (loss):
        Net realized gain on investment transactions and forward commitments              8,602,681
        Net change in unrealized appreciation (depreciation) on investments and
          forward commitments                                                            47,655,900
                                                                                   ----------------
                NET REALIZED AND UNREALIZED GAIN                                         56,258,581
                                                                                   ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $    125,865,976
                                                                                   ================

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                                   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $     69,607,395   $     60,507,887
        Net realized gain on investment transactions and forward commitments              8,602,681         18,147,164
        Net change in unrealized appreciation (depreciation) on investments
          and forward commitments                                                        47,655,900            957,507
                                                                                   ----------------   ----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        125,865,976         79,612,558
                                                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                          (5,928,124)        (3,052,845)
        Class L                                                                         (11,402,171)        (8,862,368)
        Class Y                                                                          (6,944,459)        (5,636,224)
        Class S                                                                         (50,695,976)       (46,288,854)
                                                                                   ----------------   ----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                              (74,970,730)       (63,840,291)
                                                                                   ----------------   ----------------
        From net realized gains:
        Class A                                                                            (346,562)          (488,874)
        Class L                                                                            (644,172)        (1,385,900)
        Class Y                                                                            (379,696)          (861,584)
        Class S                                                                          (2,750,659)        (7,056,392)
                                                                                   ----------------   ----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                  (4,121,089)        (9,792,750)
                                                                                   ----------------   ----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                          92,670,603         49,109,724
        Class L                                                                         106,633,057        109,481,570
        Class Y                                                                          61,253,835         59,901,406
        Class S                                                                         332,349,191        119,384,797
        Class N                                                                             101,000*                 -
                                                                                   ----------------   ----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     593,007,686        337,877,497
                                                                                   ----------------   ----------------
        TOTAL INCREASE IN NET ASSETS                                                    639,781,843        343,857,014
NET ASSETS:
        Beginning of year                                                             1,232,110,945        888,253,931
                                                                                   ----------------   ----------------
        End of year (including distributions in excess of net investment income
          of $1,695,454 and $7,121, respectively)                                  $  1,871,892,788   $  1,232,110,945
                                                                                   ================   ================

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             CLASS A
                                                                            ----------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 12/31/02     12/31/01(a)    12/31/00      12/31/99      12/31/98&
                                                ----------    -----------   ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR              $   10.76     $   10.65     $   10.12     $   11.06     $   10.85
                                                ---------     ---------     ---------     ---------     ---------
INCOME (loss) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.48***       0.56***       0.65***       0.62***       0.59***
  Net realized and unrealized gain (loss) on
    investments                                      0.42          0.21          0.42         (0.89)         0.25
                                                ---------     ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                   0.90          0.77          1.07         (0.27)         0.84
                                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.45)        (0.57)        (0.54)        (0.66)        (0.52)
  From net realized gains                           (0.03)        (0.09)            -         (0.01)        (0.11)
                                                ---------     ---------     ---------     ---------     ---------
      Total distributions                           (0.48)        (0.66)        (0.54)        (0.67)        (0.63)
                                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                    $   11.18     $   10.76     $   10.65     $   10.12     $   11.06
                                                =========     =========     =========     =========     =========
TOTAL RETURN@                                        8.28%         7.32%        10.62%        (2.43)%        7.75%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)               $ 156,727     $  61,179     $  13,435     $     576     $     141
  Net expenses to average daily net assets           1.04%         1.05%         1.04%         1.07%         1.20%
  Net investment income to average daily net
    assets                                           4.34%         5.03%         6.02%         5.70%         5.26%
  Portfolio turnover rate                             187%           68%           39%           61%           51%

                                                                      CLASS L
                                                                      -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 12/31/02     12/31/01(a)    12/31/00      12/31/99+
                                                ----------    -----------   -----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR              $   10.79     $   10.66     $   10.11     $   10.97
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.52***       0.60***       0.66***       0.44***
  Net realized and unrealized gain (loss) on
    investments                                      0.40          0.21          0.44         (0.61)
                                                ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                   0.92          0.81          1.10         (0.17)
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.46)        (0.59)        (0.55)        (0.68)
  From net realized gains                           (0.03)        (0.09)            -         (0.01)
                                                ---------     ---------     ---------     ---------
      Total distributions                           (0.49)        (0.68)        (0.55)        (0.69)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                    $   11.22     $   10.79     $   10.66     $   10.11
                                                =========     =========     =========     =========
TOTAL RETURN@                                        8.49%         7.62%        10.85%        (1.52)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)               $ 289,553     $ 174,896     $  66,686     $   2,361
  Net expenses to average daily net assets           0.79%         0.80%         0.79%         0.80%*
  Net investment income to average daily net
    assets                                           4.62%         5.32%         6.21%         6.11%*
  Portfolio turnover rate                             187%           68%           39%           61%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SAIs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED
       DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                            CLASS Y
                                                                            ----------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 12/31/02     12/31/01(a)    12/31/00      12/31/99     12/31/98&
                                                ----------    -----------   ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR              $   10.82     $   10.68     $   10.12     $   11.06     $   10.86
                                                ---------     ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.54***       0.62***       0.68***       0.68***       0.65***
  Net realized and unrealized gain (loss)
    on investments                                   0.40          0.21          0.43         (0.92)         0.25
                                                ---------     ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                   0.94          0.83          1.11         (0.24)         0.90
                                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.48)        (0.60)        (0.55)        (0.69)        (0.59)
  From net realized gains                           (0.03)        (0.09)            -         (0.01)        (0.11)
                                                ---------     ---------     ---------     ---------     ---------
      Total distributions                           (0.51)        (0.69)        (0.55)        (0.70)        (0.70)
                                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                    $   11.25     $   10.82     $   10.68     $   10.12     $   11.06
                                                =========     =========     =========     =========     =========
TOTAL RETURN@                                        8.61%         7.84%        11.01%        (2.16)%        8.25%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)               $ 172,997     $ 108,395     $  49,579     $  19,471     $     400
  Net expenses to average daily net assets           0.64%         0.65%         0.64%         0.65%         0.74%
  Net investment income to average daily
    net assets                                       4.79%         5.49%         6.37%         6.29%         5.73%
  Portfolio turnover rate                             187%           68%           39%           61%           51%

                                                                  CLASS S
                                                                  -------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 12/31/02       12/31/01(a)      12/31/00
                                                ----------    -------------     ----------
NET ASSET VALUE, BEGINNING OF YEAR              $     10.85     $     10.70     $     10.14
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.54***         0.63***         0.68***
  Net realized and unrealized gain (loss)
    on investments                                     0.41            0.21            0.43
                                                -----------     -----------     -----------
      Total income (loss) from investment
        operations                                     0.95            0.84            1.11
                                                -----------     -----------     -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.48)          (0.60)          (0.55)
  From net realized gains                             (0.03)          (0.09)              -
                                                -----------     -----------     -----------
      Total distributions                             (0.51)          (0.69)          (0.55)
                                                -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                    $     11.29     $     10.85     $     10.70
                                                ===========     ===========     ===========
TOTAL RETURN@                                          8.71%           7.92%          10.99%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)               $ 1,252,515     $   887,641     $   758,554
  Net expenses to average daily net assets             0.59%           0.60%           0.59%
  Net investment income to average daily
     net assets                                        4.83%           5.61%           6.38%
  Portfolio turnover rate                               187%             68%             39%

                                                           CLASS S                CLASS N
                                                           -------                -------
                                                YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                 12/31/99       12/31/98(1)      12/31/02+
                                                -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR              $     11.06     $     10.81     $     11.16
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.66***         0.67***        (0.00)***^^
  Net realized and unrealized gain (loss)
    on investments                                    (0.89)           0.24           (0.01)
                                                -----------     -----------     -----------
      Total income (loss) from investment
        operations                                    (0.23)           0.91           (0.01)
                                                -----------     -----------     -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.68)          (0.56)              -
  From net realized gains                             (0.01)          (0.10)              -
                                                -----------     -----------     -----------
      Total distributions                             (0.69)          (0.66)              -
                                                -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                    $     10.14     $     11.06     $     11.15
                                                ===========     ===========     ===========
TOTAL RETURN@                                         (2.08)%          8.44%              -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)               $   594,002     $   709,459     $       101
  Net expenses to average daily net assets             0.57%           0.55%              -++
  Net investment income to average daily
     net assets                                        6.07%           5.92%              -++
  Portfolio turnover rate                                61%             51%            187%

  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  +    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ^^   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL DIVERSIFIED BOND FUND?

The objectives and policies of the Fund are to:
- achieve a superior total rate of return by investing in fixed income instruments
- invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
- maintain duration within 10% of the duration of the Lehman Brothers Aggregate Bond Index, with an average credit quality of at least BBB-
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned 8.41%, trailing the 10.25% return of the Lehman Brothers Aggregate Bond Index.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

The Fund's overweighting in corporate securities, which we had hoped would set the stage for outperforming the benchmark, detracted from performance during 2002. The first quarter began in promising fashion, with tightening corporate spreads and improving sentiment. However, in the second and third quarters corporate spreads widened significantly, as a slew of negative factors hit the markets, including faltering earnings, a series of high-profile accounting scandals, and declining equity markets. Banks tightened lending standards, and access to capital decreased. Meanwhile, the sluggish economy made it difficult for companies to service existing debt. As a result, we saw widespread credit downgrades, and corporate spreads widened to as much as 240 basis points over Treasuries, versus a more normal spread of approximately 100 basis points.

At the heart of investors' concerns in the third quarter was a fear that the economy might be headed for a double-dip recession. For example, one important economic indicator, the ISM manufacturing index, slipped under 50 in September, indicating contracting manufacturing activity. These fears helped to precipitate a flight to quality in the bond markets, leading Treasuries to be the best-performing asset class. Corporates, on the other hand, posted their worst performance since the third quarter of 1998, when panic gripped the markets due to the near-failure of hedge fund Long Term Capital Management and Russia's default on its debt. Even within the corporate sector, investors favored higher quality securities, with the result that our BBB- rated investment grade holdings performed poorly. High-yield bonds were also hard-hit, as risk-averse investors fled to securities with higher credit ratings. Despite underperforming our benchmark, however, we did reasonably well versus our peers, many of whom also struggled with significant corporate exposure. For the quarter, the Fund recorded a 3.83% return, versus 4.58% for our benchmark, putting us in the 6th percentile of the Morningstar multisector bond universe.

In response to the increased risk, we trimmed corporate positions such as Household Finance and Ford. Additionally, we added to the Fund's mortgage-backed holdings, bringing that sector's weighting up to roughly 30%, versus the benchmark's weighting of 36%. We sold some GNMA securities and bought FNMA pass-throughs, as concerns about liability management at FNMA dissipated.

Things stabilized somewhat in the fourth quarter, as the equity markets rallied and the Federal Reserve Board helped calm investors' nerves with a 50-basis-point cut in short-term interest rates. A good Republican showing in the mid-term Congressional elections was also a positive factor, as Republican politicians are generally seen as being more friendly to business than Democrats. The Fund returned 2.00% for the quarter. Responding to signs of an improving environment, corporate spreads narrowed to approximately 160 basis points.

WHAT IS YOUR OUTLOOK?

While we cannot rule out further action from the Fed, it seems that the central bank has completed its rate cuts for this cycle. However, we are hopeful that the Fed's accommodative monetary policy, together with some kind of stimulative fiscal package from Washington, will prod the economy along the road toward recovery. Bonds should also benefit from the trend among corporations toward cutting debt and shoring up their balance sheets. As evidence of this trend, the ratio of credit downgrades to upgrades has improved from its peak in early 2002, as has the rate of defaults. However, at the heart of the problem for corporate bonds is lackluster demand for goods and services. When this problem will be resolved is hard to predict, but eventually cyclical forces should result in a rebound in the two key sources of demand: corporate capital spending and consumer spending.

[CHART]

                       DURATION DIVERSIFICATION (12/31/02)
                             MASSMUTUAL DIVERSIFIED
                                    BOND FUND
                           AVERAGE DURATION=3.60 YEARS

LESS THAN 1 YEAR                                    27.40%
1-3 YEARS                                           34.40%
3-5 YEARS                                           13.40%
5-10 YEARS                                          11.40%
10-20 YEARS                                         13.40%

[CHART]

                          QUALITY STRUCTURE (12/31/02)
                             MASSMUTUAL DIVERSIFED
                                   BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA                 61.60%
Aa/AA                                                      2.90%
A/A                                                       10.70%
Baa/BBB                                                   17.50%
Ba/BB                                                      5.40%
B/B                                                        1.10%
Caa                                                        0.50%
Ca                                                         0.20%
NR                                                         0.10%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Diversified Bond Fund
Class S, Class A, Class Y, Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL DIVERSIFIED BOND FOND
TOTAL RETURN

                                       SINCE INCEPTION
                    ONE YEAR            AVERAGE ANNUAL
               1/1/02 - 12/31/02      5/3/99 - 12/31/02
Class S              8.41%                  6.08%
Class A              7.78%                  5.61%
Class Y              8.30%                  6.00%
Class L              8.09%                  5.84%
-------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index          10.25%                  8.00%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                    LEHMAN BROTHERS
             Class S        Class A        Class Y        Class L         AGGREGATE
            ---------      ---------      ---------      ---------  ---------------
5/3/99      $  10,000      $  10,000      $  10,000      $  10,000        $  10,000
Dec-99      $   9,975      $   9,946      $   9,974      $   9,962        $   9,936
Dec-00      $  10,693      $  10,623      $  10,687      $  10,658        $  11,091
Dec-01      $  11,453      $  11,334      $  11,431      $  11,391        $  12,028
Dec-02      $  12,417      $  12,216      $  12,380      $  12,313        $  13,261

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   --------------
EQUITIES -- 0 2%

AUTOMOTIVE & PARTS -- 0.2%
General Motors Corp.
  Series B Convertible
  Preferred                                              6,250   $       144,375
                                                                 ---------------

FINANCIAL SERVICES -- 0.0%
Contifinancial Corp.
  Liquidating Trust+                                   114,845             6,891
                                                                 ---------------

TOTAL EQUITIES
(COST $240,150)                                                          151,266
                                                                 ---------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                --------------
BONDS & NOTES -- 97.3%

ASSET BACKED SECURITIES -- 2.2%
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                             $      110,000           114,867
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                                    250,000           253,742
National City Auto
  Receivables Trust
  Series 2002-A, Class A4
  4.830% 08/15/2009                                    400,000           423,056
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C, Class A2
  5.920% 09/15/2017                                    300,000           295,662
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                    300,000           303,609
                                                                 ---------------

TOTAL ASSET BACKED
SECURITIES (COST $1,384,092)                                           1,390,936
                                                                 ===============

CORPORATE DEBT -- 38.4%
AES Corp.
  8.875% 02/15/2011                                    200,000           116,000
Airgas, Inc. Series MTN
  7.140% 03/08/2004                                     20,000            20,251
Airgas, Inc. Series MTN
  7.750% 09/15/2006                                    105,000           108,990
Alabama Power Co.
  5.875% 12/01/2022                                    100,000           102,918
Albertson's, Inc.
  7.500% 02/15/2011                                    250,000           287,629

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Amerada Hess Corp.
  7.125% 03/15/2033                             $      110,000   $       117,202
American Greetings Corp.
  6.100% 08/01/2028                                    110,000           102,300
American Standard, Inc.
  7.375% 02/01/2008                                    140,000           146,300
Ametek, Inc.
  7.200% 07/15/2008                                     85,000            88,133
AOL Time Warner, Inc.
  5.625% 05/01/2005                                     50,000            51,129
ARAMARK Services, Inc.
  7.000% 07/15/2006                                    200,000           212,921
ARAMARK Services, Inc.
  8.150% 05/01/2005                                     55,000            59,319
Archer-Daniels-Midland Co.
  7.000% 02/01/2031                                    200,000           230,290
Arrow Electronics, Inc.
  8.700% 10/01/2005                                    115,000           118,304
Associates Corp. of
  North America
  5.800% 04/20/2004                                    500,000           524,901
AT&T Canada, Inc.*+++
  7.625% 03/15/2005                                    250,000            42,500
AT&T Corp.
  6.375% 03/15/2004                                    225,000           230,625
AT&T Corp.
  8.000% 11/15/2031                                    150,000           165,335
AT&T Wireless Services, Inc.
  7.500% 05/01/2007                                     30,000            30,900
Avnet, Inc.
  8.000% 11/15/2006                                     20,000            19,210
Ball Corp.++
  6.875% 12/15/2012                                     75,000            75,375
Bausch & Lomb, Inc.
  6.950% 11/15/2007                                    135,000           137,291
Bergen Brunswig Corp.
  7.250% 06/01/2005                                    100,000           102,000
Boeing Capital Corp.
  5.800% 01/15/2013                                    150,000           151,921
Boeing Capital Corp.
  7.100% 09/27/2005                                     50,000            54,161
Bombardier Capital, Inc.++
  5.625% 05/30/2003                                     75,000            72,841
Bombardier Capital, Inc.++
  7.500% 08/15/2004                                     60,000            57,001
Boston Scientific Corp.
  6.625% 03/15/2005                                    250,000           268,665
Brascan Corp.
  7.125% 06/15/2012                                    125,000           124,139
Brascan Corp.
  8.125% 12/15/2008                                     75,000            81,754
Brickman Group Limited++
  11.750% 12/15/2009                            $       75,000   $        78,375
Briggs & Stratton Corp.
  8.875% 03/15/2011                                    100,000           107,750
British Sky
  Broadcasting PLC
  8.200% 07/15/2009                                    100,000           108,000
Calpine Corp.
  7.750% 04/15/2009                                     75,000            32,250
Calpine Corp.
  8.500% 02/15/2011                                    100,000            43,500
Capitol Records, Inc.++
  8.375% 08/15/2009                                    250,000           262,252
Cendant Corp.
  6.875% 08/15/2006                                     75,000            77,825
Cincinnati Milacron, Inc.
  8.375% 03/15/2004                                     75,000            57,750
Cinergy Corp.
  6.250% 09/01/2004                                    150,000           155,130
Cintas Corp. No. 2
  5.125% 06/01/2007                                    150,000           160,493
CIT Group, Inc.
  7.375% 04/02/2007                                     75,000            81,766
CIT Group, Inc.
  7.625% 08/16/2005                                     45,000            48,413
CNF, Inc.
  8.875% 05/01/2010                                     85,000            91,761
The Coca-Cola Co.
  4.000% 06/01/2005                                    350,000           366,418
Coca-Cola Enterprises, Inc.
  6.950% 11/15/2026                                     75,000            85,321
Colonial Pipeline Co.++
  7.630% 04/15/2032                                     65,000            77,578
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                    140,000           146,481
Computer Associates
  International, Inc.
  6.375% 04/15/2005                                     75,000            72,750
Computer Associates
  International, Inc.++
  1.625% 12/15/2009                                     25,000            24,781
Computer Sciences Corp.
  6.750% 06/15/2006                                     30,000            32,512
Conoco, Inc.
  6.950% 04/15/2029                                    120,000           136,006
Consolidated Natural Gas
  Co. Series C
  6.250% 11/01/2011                                     75,000            81,168
Constellation Brands, Inc.
  8.000% 02/15/2008                                    125,000           131,250

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Countrywide Home
  Loans, Inc.
  5.500% 02/01/2007                             $      275,000   $       291,983
Cox Communications, Inc.
  7.750% 11/01/2010                                    135,000           153,759
CSC Holdings, Inc.
  7.625% 04/01/2011                                    250,000           234,688
CSC Holdings, Inc. Series B
  8.125% 08/15/2009                                    100,000            96,500
CSX Corp.
  6.250% 10/15/2008                                    250,000           277,982
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                    150,000           158,574
DaimlerChrysler NA Holding Corp.
  7.300% 01/15/2012                                    100,000           112,215
Dana Corp.
  6.250% 03/01/2004                                    250,000           246,250
Del Monte Corp.++
  8.625% 12/15/2012                                     25,000            25,500
Diageo Capital PLC
  6.125% 08/15/2005                                    500,000           547,455
Dominion Resources, Inc.
  7.820% 09/15/2004                                    120,000           128,567
DPL, Inc.
  8.250% 03/01/2007                                    140,000           135,319
Duke Capital Corp.
  6.750% 02/15/2032                                    100,000            78,251
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                    255,000           269,872
Ecolab, Inc.
  6.875% 02/01/2011                                    135,000           147,142
Elgin National Industries,
  Inc. Series B
  11.000% 11/01/2007                                   125,000            75,312
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                    140,000           151,134
Equifax, Inc.++
  4.950% 11/01/2007                                     75,000            76,312
ERAC USA Finance Co.++
  6.800% 02/15/2008                                    100,000           109,896
FedEx Corp.
  6.875% 02/15/2006                                    150,000           166,468
FirstEnergy Corp. Series A
  5.500% 11/15/2006                                     35,000            35,198
Florida Power & Light Co.
  5.850% 02/01/2033                                    150,000           153,642
Ford Motor Co.
  7.450% 07/16/2031                                    145,000           126,131
Ford Motor Credit Co.
  7.250% 10/25/2011                                    150,000           145,751
Ford Motor Credit Co.
  7.375% 10/28/2009                             $      100,000   $        99,086
Foster's Finance Corp.++
  6.875% 06/15/2011                                    160,000           182,101
General American
  Transportation Corp.
  8.625% 12/01/2004                                    160,000           157,350
General Electric
  Capital Corp.
  5.875% 02/15/2012                                    160,000           171,054
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                    150,000           152,419
General Motors Corp.
  7.200% 01/15/2011                                    150,000           150,629
Georgia Gulf Corp.
  7.625% 11/15/2005                                    110,000           113,673
Global Crossing Holding
  Limited*+++
  9.500% 11/15/2009                                    100,000             3,000
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                    100,000           106,222
Grant Prideco
  Escrow Corp.++
  9.000% 12/15/2009                                     25,000            26,000
Hasbro, Inc.
  7.950% 03/15/2003                                    100,000           100,250
Healthsouth Corp.
  7.625% 06/01/2012                                    125,000           103,125
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                     50,000            53,308
Hercules, Inc.
  11.125% 11/15/2007                                    60,000            66,900
Hershey Foods Corp.
  7.200% 08/15/2027                                    160,000           189,385
Home Depot Exchangeable
  Trust++
  1.000% 02/14/2006                                    100,000            94,625
Host Marriott LP Series E
  8.375% 02/15/2006                                    100,000            99,000
Houghton Mifflin Co.
  7.000% 03/01/2006                                     70,000            71,400
Household Finance Corp.
  6.375% 10/15/2011                                    180,000           188,191
Household Finance Corp.
  6.375% 11/27/2012                                     70,000            73,075
Household Finance Corp.
  7.625% 05/17/2032                                    100,000           111,940
HSBC Holdings PLC
  5.250% 12/12/2012                                    100,000           102,498
Humana, Inc.
  7.250% 08/01/2006                                    100,000           107,390
Idex Corp.
  6.875% 02/15/2008                             $      150,000   $       157,239
Imax Corp.
  7.875% 12/01/2005                                    250,000           192,812
Ingersoll-Rand Co.
  5.800% 06/01/2004                                    150,000           156,488
Insight Midwest LP/Insight
  Capital, Inc.++
  9.750% 10/01/2009                                    125,000           118,750
International Flavors &
  Fragrances, Inc.
  6.450% 05/15/2006                                    125,000           135,021
International Game
  Technology
  7.875% 05/15/2004                                    150,000           156,000
Jefferies Group, Inc.
  7.750% 03/15/2012                                    150,000           161,618
JL French Automotive
  Casting Series B
  11.500% 06/01/2009                                   125,000            56,250
Kansas City
  Southern Railway
  9.500% 10/01/2008                                    125,000           137,500
Kansas Gas & Electric Co.
  7.600% 12/15/2003                                    100,000           101,383
Kennametal, Inc.
  7.200% 06/15/2012                                    100,000           106,107
Kerr-McGee Corp.
  5.375% 04/15/2005                                    140,000           147,619
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                    125,000           143,788
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                    130,000           146,762
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                    150,000           156,961
Kinder Morgan Energy
  Partners LP
  7.400% 03/15/2031                                    100,000           108,267
Koninklijke KPN NV
  8.000% 10/01/2010                                    120,000           140,529
Kraft Foods, Inc.
  6.500% 11/01/2031                                     35,000            38,460
The Kroger Co.
  7.650% 04/15/2007                                    250,000           284,140
LaBranche & Co., Inc.
  12.000% 03/02/2007                                   100,000           111,500
Lear Corp. Series B
  7.960% 05/15/2005                                    150,000           154,125
Lockheed Martin Corp.
  8.500% 12/01/2029                                    110,000           147,581

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                             $      150,000   $       168,266
Marsh & McLennan
  Companies, Inc.
  6.250% 03/15/2012                                     60,000            66,371
Masco Corp.
  6.000% 05/03/2004                                    130,000           135,707
Masco Corp.
  6.750% 03/15/2006                                    155,000           169,046
Merrill Lynch & Co., Inc.
  Series MTNB
  4.540% 03/08/2005                                    300,000           312,590
MGM Grand, Inc.
  6.950% 02/01/2005                                    150,000           154,842
Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                     60,000            67,419
National Rural Utilities
  Cooperative Finance Corp.
  8.000% 03/01/2032                                    165,000           199,150
News America, Inc.
  Zero Coupon++
  0.000% 02/28/2021                                    100,000            51,625
Niagara Mohawk Power
  Corp. Series G
  7.750% 10/01/2008                                    150,000           173,292
Norfolk Southern Corp.
  7.250% 02/15/2031                                    140,000           162,741
Nortel Networks Limited
  6.125% 02/15/2006                                     55,000            36,850
North America United
  Rentals, Inc.++
  10.750% 04/15/2008                                   100,000            98,500
Northwest Airlines Corp.
  7.875% 03/15/2008                                    250,000           147,500
Nova Chemicals Corp.
  7.000% 05/15/2006                                    125,000           121,250
Nucor Corp.++
  4.875% 10/01/2012                                    125,000           125,424
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                     80,000            85,054
Park Place
  Entertainment Corp.
  8.875% 09/15/2008                                    100,000           106,258
Petroleos Mexicanos
  Series P
  9.500% 09/15/2027                                    125,000           140,907
Precision Castparts Corp.
  8.750% 03/15/2005                                    100,000           110,209
Pride Petroleum
  Services, Inc.
  9.375% 05/01/2007                                    100,000           104,500
Progress Energy, Inc.
  6.550% 03/01/2004                             $       90,000   $        93,539
ProLogis Trust
  7.000% 10/01/2003                                     30,000            30,845
PSEG Energy Holdings, Inc.
  8.625% 02/15/2008                                    150,000           125,250
Qwest Capital Funding, Inc.
  7.750% 02/15/2031                                     70,000            39,200
Qwest Corp.++
  8.875% 03/15/2012                                     70,000            67,900
Raytheon Co.
  6.500% 07/15/2005                                    250,000           269,644
Raytheon Co.
  7.900% 03/01/2003                                    100,000           100,678
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                    185,000           170,494
Rogers Cantel, Inc.
  9.375% 06/01/2008                                    100,000            94,000
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                     50,000            40,119
Servicemaster Co.
  8.450% 04/15/2005                                     61,000            66,585
Simon Property Group LP
  6.625% 06/15/2003                                     45,000            45,832
Simon Property Group LP
  7.375% 01/20/2006                                    100,000           110,574
Sony Capital Corp.++
  4.950% 11/01/2006                                     75,000            79,791
Southern Natural Gas Co.
  7.350% 02/15/2031                                    100,000            84,000
Sprint Capital Corp.
  5.875% 05/01/2004                                    250,000           247,500
Sprint Capital Corp.
  8.375% 03/15/2012                                     75,000            74,625
SPX Corp.
  7.500% 01/01/2013                                    100,000           101,375
SuperValu, Inc.
  7.875% 08/01/2009                                    250,000           274,718
Telefonica Europe BV
  7.350% 09/15/2005                                    125,000           137,813
Tembec Industries, Inc.
  8.625% 06/30/2009                                    100,000           100,750
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                    100,000           110,732
Tenet Healthcare Corp.
  6.375% 12/01/2011                                     80,000            72,000
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                    155,000           161,000
The Thomson Corp.
  6.200% 01/05/2012                                     70,000            76,419
Time Warner
  Companies, Inc.
  7.570% 02/01/2024                             $      140,000   $       140,458
Toro Co.
  7.800% 06/15/2027                                    100,000            98,386
TRW, Inc.
  8.750% 05/15/2006                                    250,000           285,659
Tyco International
  Group SA
  6.375% 02/15/2006                                    135,000           130,950
Tyco International
  Group SA
  6.375% 10/15/2011                                     30,000            28,050
Tyco International
  Group SA
  6.875% 01/15/2029                                     75,000            66,000
Union Oil Co. of California
  6.375% 02/01/2004                                    100,000           103,972
Union Pacific Corp.
  6.625% 02/01/2029                                     75,000            82,294
Unisys Corp.
  7.875% 04/01/2008                                    125,000           127,500
Verizon Global
  Funding Corp.
  6.750% 12/01/2005                                    310,000           342,521
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                    200,000           230,108
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                    175,000           203,797
Wells Fargo & Co.
  5.125% 02/15/2007                                    280,000           300,724
Weyerhaeuser Co.
  5.500% 03/15/2005                                    125,000           130,852
Williams Gas Pipelines
  Central, Inc.++
  7.375% 11/15/2006                                     70,000            67,200
WorldCom, Inc.*+++
  6.500% 05/15/2004                                    175,000            41,125
WorldCom, Inc.*+++
  8.250% 05/15/2031                                     90,000            21,150
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                    135,000           142,369
                                                                 ---------------

TOTAL CORPORATE DEBT
(COST $23,934,953)                                                    23,941,256
                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.1%

COLLATERALIZED MORTGAGE OBLIGATIONS
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A++
  8.000% 08/27/2032                             $      157,128   $      153,200
GE Capital Commercial
  Mortgage Corp. Series
  2002-1A, Class A1
  5.033% 12/10/2035                                    318,101           335,973
GMAC Mortgage Corp.
  Loan Trust Series
  2001-J5, Class A7
  6.750% 11/25/2031                                    250,000           261,070
GSR Mortgage Loan Trust
  Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                    202,214           207,773
Master Asset Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                    233,624           240,194
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250% 12/25/2027                                     65,720            66,212
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500% 05/25/2027                                     79,142            79,276
Residential Funding
  Mortgage Securities I
  Series 1998-S12, Class A8
  6.750% 05/25/2028                                    200,000           202,702
Salomon Brothers Mortgage
  Securities Series
  2001-MMA, Class A1++
  5.323% 02/18/2034                                    210,183           221,662
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                    135,027           149,298
                                                                 ---------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $1,886,463)                                                      1,917,360
                                                                 ===============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 29.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 6.1%

PASS-THROUGH SECURITIES
FHLMC
  5.500% 06/01/2017-
         11/01/2031                             $      846,417   $       870,379
FHLMC
  6.000% 04/01/2017                                    387,338           405,305
FHLMC
  6.500% 08/01/2031-
         08/01/2032                                  1,527,043         1,591,354
FHLMC
  7.000% 09/01/2031                                    185,114           194,631

FHLMC
  7.500% 06/01/2024-
         02/01/2030                                    692,113           740,149
                                                                 ===============

TOTAL PASS-THROUGH SECURITIES                                          3,801,818
                                                                 ===============

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 15.8%

PASS-THROUGH SECURITIES
FNMA
  5.500% 03/01/2017-
         01/01/2032                                  1,368,053         1,413,371
FNMA
  6.000% 11/01/2028-
         04/01/2029                                  1,089,025         1,129,640
FNMA
  6.500% 07/01/2016-
         09/01/2032                                  3,576,091         3,728,605
FNMA
  7.500% 04/01/2031-
         06/01/2031                                    287,234           305,057
FNMA TBA
  6.000% 01/01/2033                                  1,250,000         1,291,798
FNMA TBA
  6.500% 01/01/2033                                  1,900,000         1,977,782
                                                                 ===============

TOTAL PASS-THROUGH SECURITIES                                          9,846,253
                                                                 ===============

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 7.9%

PASS-THROUGH SECURITIES
GNMA
  6.000% 02/15/2032-
         08/15/2032                                  1,225,532         1,277,628
GNMA
  6.500% 03/15/2031-
         09/15/2032                                  1,996,754         2,097,163
GNMA
  7.000% 10/15/2027-
         07/15/2032                             $    1,158,908   $     1,229,945
GNMA
  8.000% 08/15/2026-
        03/15/2027                                     266,402           289,626
                                                                 ===============

TOTAL PASS-THROUGH SECURITIES                                          4,894,362
                                                                 ===============

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $18,066,834)                                                    18,542,433
                                                                 ===============

U.S. TREASURY OBLIGATIONS -- 23.8%

U.S. TREASURY BONDS -- 8.4%
U.S. Treasury Bond
  6.125% 08/15/2029                                  1,815,000         2,130,781
U.S. Treasury Bond
  7.125% 02/15/2023                                  2,385,000         3,071,246
                                                                 ---------------
                                                                       5,202,027
                                                                 ---------------

U.S. TREASURY NOTES -- 15.4%
U.S. Treasury Note
  2.250% 07/31/2004                                  6,000,000         6,078,750
U.S. Treasury Note
  4.375% 05/15/2007                                     60,000            64,430
U.S. Treasury Note
  5.000% 02/15/2011                                  1,705,000         1,873,369
U.S. Treasury Note
  5.500% 02/15/2008                                  1,150,000         1,297,523
U.S. Treasury Note
  5.750% 08/15/2010                                     55,000            63,237
U.S. Treasury Note
  6.125% 08/15/2007                                     75,000            86,244
U.S. Treasury Note
  6.500% 05/15/2005                                     50,000            55,502
U.S. Treasury Note
  6.500% 10/15/2006                                     40,000            45,944
                                                                 ---------------
                                                                       9,564,999
                                                                 ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $14,188,642)                                                    14,767,026
                                                                 ===============

TOTAL BONDS & NOTES
(COST $59,460,984)                                                    60,559,011
                                                                 ===============

TOTAL LONG TERM INVESTMENTS
(COST $59,701,134)                                                    60,710,277
                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
SHORT-TERM INVESTMENTS -- 6.2%

COMMERCIAL PAPER
Atlas Copco AB
  1.500% 01/02/2003                             $    1,500,000   $     1,499,938
Carolina Power & Light Co.
  1.600% 01/06/2003                                  1,290,000         1,289,713
Safeway, Inc.
  1.400% 01/09/2003                                  1,095,000         1,094,659
                                                                 ---------------
                                                                       3,884,310
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    3,884,310
                                                                 ===============

TOTAL INVESTMENTS -- 103.7%
(COST $63,585,444)**                                                  64,594,587

OTHER ASSETS/
(LIABILITIES) -- (3.7%)                                               (2,334,321)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $    62,260,266
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
+ This security is valued in good faith under procedures established by the board of directors.
++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++  Security is currently in default.

The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   DECEMBER 31, 2002
                                                                                   -----------------
ASSETS:
        Investments, at value (cost $59,701,134) (NOTE 2)                          $     60,710,277
        Short-term investments, at amortized cost (NOTE 2)                                3,884,310
                                                                                   ----------------
            Total Investments                                                            64,594,587
        Cash                                                                                108,024
        Receivables from:
            Investments sold                                                                 97,059
            Fund shares sold                                                              3,431,929
            Interest                                                                        783,281
                                                                                   ----------------
                 Total assets                                                            69,014,880
                                                                                   ----------------
LIABILITIES:
        Payables for:
            Investments purchased                                                         3,359,076
            Fund shares repurchased                                                       3,328,134
            Directors' fees and expenses (NOTE 3)                                             1,910
            Affiliates (NOTE 3):
                 Investment management fees                                                  26,649
                 Administration fees                                                         10,399
                 Service fees                                                                11,162
        Accrued expense and other liabilities                                                17,284
                                                                                   ----------------
                 Total liabilities                                                        6,754,614
                                                                                   ----------------
        NET ASSETS                                                                 $     62,260,266
                                                                                   ================
NET ASSETS CONSIST OF:
        Paid-in capital                                                            $     61,804,269
        Distributions in excess of net investment income                                    (39,007)
        Accumulated net realized loss on investments and forward commitments               (514,139)
        Net unrealized appreciation on investments                                        1,009,143
                                                                                   ----------------
                                                                                   $     62,260,266
                                                                                   ================
NET ASSETS:
        Class A                                                                    $     18,401,326
                                                                                   ================
        Class L                                                                    $        631,609
                                                                                   ================
        Class Y                                                                    $      3,979,496
                                                                                   ================
        Class S                                                                    $     39,146,950
                                                                                   ================
        Class N                                                                    $        100,885
                                                                                   ================
SHARES OUTSTANDING:
        Class A                                                                           1,832,100
                                                                                   ================
        Class L                                                                              62,542
                                                                                   ================
        Class Y                                                                             395,120
                                                                                   ================
        Class S                                                                           3,877,309
                                                                                   ================
        Class N                                                                              10,070
                                                                                   ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                    $          10.04
                                                                                   ================
        Class L                                                                    $          10.10
                                                                                   ================
        Class Y                                                                    $          10.07
                                                                                   ================
        Class S                                                                    $          10.10
                                                                                   ================
        Class N                                                                    $          10.02
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 2002
                                                                                   -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                  $          8,990
        Interest                                                                          2,687,004
                                                                                   ----------------
                Total investment income                                                   2,695,994
                                                                                   ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                 226,754
        Audit and legal fees                                                                 20,700
        Custody fees                                                                         12,467
        Shareholder reporting fees                                                            1,453
        Directors' fees (NOTE 3)                                                                973
                                                                                   ----------------
                                                                                            262,347
        Administration fees (NOTE 3):
            Class A                                                                          33,161
            Class L                                                                          11,739
            Class Y                                                                           1,812
            Class S                                                                          37,468
            Class N                                                                               1*
        Service fees (NOTE 3):
            Class A                                                                          25,651
            Class N                                                                               1*
        Miscellaneous fees                                                                    1,323
                                                                                   ----------------
                Total expenses                                                              373,503
        Expenses waived (NOTE 3)                                                             (3,417)
                                                                                   ----------------
            Net expenses                                                                    370,086
                                                                                   ----------------
            NET INVESTMENT INCOME                                                         2,325,908
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (loss):
        Net realized loss on investment transactions and forward commitments                 (8,530)
        Net change in unrealized appreciation (depreciation) on investments and
          forward commitments                                                             1,572,282
                                                                                   ----------------
                NET REALIZED AND UNREALIZED GAIN                                          1,563,752
                                                                                   ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $      3,889,660
                                                                                   ================

*  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $      2,325,908   $      1,965,058
        Net realized loss on investment transactions and forward commitments                 (8,530)           (71,354)
        Net change in unrealized appreciation (depreciation) on investments
           and forward commitments                                                        1,572,282            206,334
                                                                                   ----------------   ----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          3,889,660          2,100,038
                                                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                            (711,439)          (211,228)
        Class L                                                                            (134,405)          (221,819)
        Class Y                                                                             (61,252)           (16,805)
        Class S                                                                          (1,566,360)        (1,577,610)
                                                                                   ----------------   ----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                               (2,473,456)        (2,027,462)
                                                                                   ----------------   ----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                          14,040,932          3,846,319
        Class L                                                                          (3,543,048)         3,955,013
        Class Y                                                                           3,647,815             80,509
        Class S                                                                           9,109,988          1,916,535
        Class N                                                                             101,000*                 -
                                                                                   ----------------   ----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                      23,356,687          9,798,376
                                                                                   ----------------   ----------------
        TOTAL INCREASE IN NET ASSETS                                                     24,772,891          9,870,952
NET ASSETS:
        Beginning of year                                                                37,487,375         27,616,423
                                                                                   ----------------   ----------------
        End of year (including distributions in excess of net investment income
           of $39,007 and $350, respectively)                                      $     62,260,266   $     37,487,375
                                                                                   ================   ================

*  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      CLASS A
                                                                      -------
                                               YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                12/31/02     12/31/01(a)     12/31/00     12/31/99++
                                               ----------    ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    9.69     $    9.57     $    9.56     $   10.00
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.46***       0.57***       0.62***       0.39***
  Net realized and unrealized gain (loss)
    on investments                                   0.29          0.08          0.02         (0.44)
                                                ---------     ---------     ---------     ---------
       Total income (loss) from investment
         operations                                  0.75          0.65          0.64         (0.05)
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.40)        (0.53)        (0.63)        (0.39)
  Tax return of capital                                 -             -         (0.00)+           -
                                                ---------     ---------     ---------     ---------
       Total distributions                          (0.40)        (0.53)        (0.63)        (0.39)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $   10.04     $    9.69     $    9.57     $    9.56
                                                =========     =========     =========     =========
TOTAL RETURN@                                        7.78%         6.69%         6.81%        (0.54)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  18,401     $   4,094     $     312     $     100
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                           1.16%         1.11%         1.12%         1.19%*
     After expense waiver#                           1.15%         1.09%         1.11%          N/A
  Net investment income to average daily
    net assets                                       4.61%         5.70%         6.27%         5.92%*
  Portfolio turnover rate                              76%           62%           15%           32%**

                                                                      CLASS L
                                                                      -------
                                               YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                12/31/02     12/31/01(a)     12/31/00     12/31/99++
                                               ----------    ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    9.66     $    9.57     $    9.56     $   10.00
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.51***       0.58***       0.64***       0.41***
  Net realized and unrealized gain (loss)
    on investments                                   0.33          0.07          0.03         (0.45)
                                                ---------     ---------     ---------     ---------
       Total income (loss) from investment
         operations                                  0.84          0.65          0.67         (0.04)
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.40)        (0.56)        (0.66)        (0.40)
  Tax return of capital                                 -             -         (0.00)+           -
                                                ---------     ---------     ---------     ---------
       Total distributions                          (0.40)        (0.56)        (0.66)        (0.40)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $   10.10     $    9.66     $    9.57     $    9.56
                                                =========     =========     =========     =========
TOTAL RETURN@                                        8.09%         6.87%         6.99%        (0.38)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $     632     $   4,026     $     283     $     101
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                           0.90%         0.86%         0.88%         0.94%*
     After expense waiver#                           0.90%         0.84%         0.88%          N/A
  Net investment income to average daily
     net assets                                      5.17%         5.75%         6.53%         6.17%*
  Portfolio turnover rate                              76%           62%           15%           32%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  +    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                      CLASS Y
                                                                      -------
                                               YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                12/31/02     12/31/01(a)     12/31/00     12/31/99&
                                               ----------    ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    9.70     $    9.58     $    9.56     $   10.00
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.50***       0.61***       0.65***       0.42***
  Net realized and unrealized gain (loss)
    on investments                                   0.30          0.06          0.02         (0.45)
                                                ---------     ---------     ---------     ---------
       Total income (loss) from investment
         operations                                  0.80          0.67          0.67         (0.03)
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.43)        (0.55)        (0.65)        (0.41)
  Tax return of capital                                 -             -         (0.00)+           -
                                                ---------     ---------     ---------     ---------
       Total distributions                          (0.43)        (0.55)        (0.65)        (0.41)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $   10.07     $    9.70     $    9.58     $    9.56
                                                =========     =========     =========     =========
TOTAL RETURN@                                        8.30%         6.96%         7.15%        (0.26)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   3,979     $     313     $     231     $     146
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                           0.75%         0.71%         0.73%         0.80%*
     After expense waiver#                           0.74%         0.69%         0.72%          N/A
  Net investment income to average daily
    net assets                                       4.99%         6.10%         6.64%         6.35%*
  Portfolio turnover rate                              76%           62%           15%           32%**

                                                                      CLASS S                             CLASS N
                                                                      -------                             -------
                                               YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                12/31/02     12/31/01(a)     12/31/00     12/31/99&      12/31/02&&
                                               ----------    ----------     ----------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    9.71     $    9.59     $    9.56     $   10.00      $   10.03
                                                ---------     ---------     ---------     ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.53***       0.61***       0.66***       0.42***        0.00***+
  Net realized and unrealized gain (loss)
    on investments                                   0.29          0.07          0.03         (0.44)         (0.01)
                                                ---------     ---------     ---------     ---------      ---------
       Total income (loss) from investment
         operations                                  0.82          0.68          0.69         (0.02)         (0.01)
                                                ---------     ---------     ---------     ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.43)        (0.56)        (0.66)        (0.42)             -
  Tax return of capital                                 -             -         (0.00)+           -              -
                                                ---------     ---------     ---------     ---------      ---------
       Total distributions                          (0.43)        (0.56)        (0.66)        (0.42)             -
                                                ---------     ---------     ---------     ---------      ---------
NET ASSET VALUE, END OF PERIOD                  $   10.10     $    9.71     $    9.59     $    9.56      $   10.02
                                                =========     =========     =========     =========      =========
TOTAL RETURN@                                        8.41%         7.11%         7.19%        (0.25)%**          -++
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  39,147     $  29,054     $  26,790     $  24,975      $     101
  Ratio of expenses to average daily
    net assets:                                                                                                  -++
     Before expense waiver                           0.70%         0.66%         0.69%         0.74%*            -++
     After expense waiver#                           0.70%         0.64%         0.68%          N/A              -++
  Net investment income to average daily                                                                        76%
    net assets                                       5.31%         6.13%         6.71%         6.33%*
  Portfolio turnover rate                              76%           62%           15%           32%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  & FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +    NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER
       SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BALANCED
FUND?

The objectives and policies of the Fund are to:
- achieve a high total rate of return over an extended period of time consistent with the preservation of capital
- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
- manage the allocation of investments, under normal circumstances, in three segments with the following ranges:

   Money Market segment no more than 30% of total assets Core Bond segment at least 20% and no more than 40% of total assets Core Value Equity segment at least 50% and no more than 70% of total assets

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -11.47%, slightly trailing the -10.69% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. For the year as a whole, the Fund's underperformance came from its fixed-income side. An overweighting in corporate securities detracted from performance, mostly in the second and third quarters due to earnings disappointments, a declining stock market and widespread credit downgrades. The equity portion of the Fund outperformed the S&P 500 Index during the first half of the year, performed about in line with the index during the third quarter and slightly underperformed during the final quarter of 2002.

WHAT ASSET ALLOCATION DECISIONS WERE MADE IN THE SECOND HALF OF THE YEAR?

When the stock market sold off sharply in July, we moved from a neutral stance on stocks and bonds to an overweighted position in stocks. This move was beneficial, as stocks subsequently rallied in late summer, prompting us to cut back our stock allocation to a neutral weighting. As the equity markets again declined in September and early October, we increased the Fund's stock allocation and closed the third quarter with a slight overweighting as the markets rallied. In the fourth quarter we did not alter our official allocation targets. However, given our bearish view on the stock market, we used our rebalancing mechanism advantageously to capitalize on its strength and weakness, a tactic we employed throughout the year to add value.

WHAT FACTORS AFFECTED THE FUND'S STOCK SELECTION MODEL?

Although the third quarter resulted in negative performance from the standpoint of absolute returns, the Fund's equity portfolio stayed about even with the benchmark. From a quantitative standpoint, the most successful parameters of our stock selection model for the third quarter were value and momentum, while growth and estimate revisions did not work particularly well. We carried no significant sector or industry overweightings or underweightings during the quarter. A modest underweighting in the relatively strong technology component of health care was the largest detractor from relative performance. Conversely, an underweighting in the hardware segment of technology was helpful to us, as was stock selection in financial services. Higher credit risk led the model to underweight larger banks and favor smaller entities with more contained credit risk.

While the equity portfolio modestly underperformed on a relative basis, we posted a solid gain for the fourth quarter. After a broad rally in late October, investors favored the stocks that had been beaten down most in the third quarter. Because many of the stocks that rallied had weak underlying fundamentals--weak earnings, excessive debt and unattractive valuations--and our model has for some time emphasized favorable valuation and balance sheet characteristics, we were temporarily out of synch with the market and lagged the S&P 500 as a result.

WHAT ABOUT THE BOND PORTFOLIO?

In the third quarter, the bond portfolio underperformed the 4.58% return of the Lehman Brothers Aggregate Index. Our overweighting in corporate bonds, particularly those with a BBB credit rating, was the biggest detractor. We thought that in an improving economic environment, BBB-rated bonds, the lowest-rated investment grade debt, would do well. However, a flight to quality led investors to favor Treasury securities over corporates and, within the corporate sector, to favor securities of higher credit quality. Given the delayed nature of the economic recovery, we trimmed our corporate exposure and brought up the weighting of mortgage-backed securities, anticipating that the mortgage-backed sector could do well in the environment of stable interest rates that we foresaw over the near term.

In the fourth quarter, the bond portfolio slightly outperformed the 1.57% mark posted by the benchmark. Corporate spreads narrowed somewhat, as sentiment about the economy improved from the previous quarter. The Federal Reserve Board's 50-basis-point rate cut early in November contributed to the improvement in sentiment. We continued to carry a significant overweighting in corporate securities as the year came to a close, reflecting our expectations for an eventual, if somewhat delayed, economic recovery.

WHAT IS YOUR OUTLOOK?

After three years of declining stock prices, it is clear that we are experiencing a bear market of significant proportions. In retrospect, some of the causes were likely an eighteen-year decline in interest rates that fueled overexpansion, easy money, excessive debt and relaxed accounting standards. While share prices have fallen considerably from their peaks of several years ago, so have trailing earnings, with the result that many stocks are still trading at rich valuations. Nevertheless, the current picture does reveal a few positives, including slowly improving company fundamentals, valuations that already reflect global uncertainty and the possibility of war, foreign economic stimulus designed to bolster demand for U.S. goods and the newly proposed dividend tax cut.

Bonds, too, should benefit from the overall trend among corporations toward cutting debt and shoring up their balance sheets. As evidence of this trend, the ratio of credit downgrades to upgrades has improved from its peak in early 2002, as has the rate of defaults. However, at the heart of the problem for both stocks and corporate bonds is lackluster demand for goods and services. When this problem will be resolved is hard to predict, but eventually cyclical forces should result in a rebound in the two key sources of demand: corporate capital spending and consumer spending.

[CHART]

                            MASSMUTUAL BALANCED FUND
                                ASSET ALLOCATION
                         (% OF INVESTMENTS) ON 12/31/02

BONDS                                                            28.30%
COMMON STOCKS                                                    57.70%
SHORT-TERM ISSUES                                                14.00%

                            MASSMUTUAL BALANCED FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

Microsoft Corp.
Exxon Mobil Corp.
General Electric Co.
Wal-Mart Stores, Inc.
Citigroup, Inc.
Johnson & Johnson
Pfizer, Inc.
Bank of America Corp.
International Business Machines Corp.
Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                       FIVE YEAR            SINCE INCEPTION
                                 ONE YEAR            AVERAGE ANNUAL         AVERAGE ANNUAL
                            1/1/02 - 12/31/02       1/1/98 - 12/31/02     10/3/94 - 12/31/02
Class S                          -11.47%                 -1.46%                  5.15%
---------------------------------------------------------------------------------------------
Lipper Balanced Fund Index       -10.69%                  2.16%                  7.79%
Lehman Brothers Aggregate
Bond Index                        10.25%                  7.55%                  8.39%
S&P 500 Index                    -22.09%                 -0.58%                  9.97%

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                        LEHMAN BROTHERS
             CLASS S   LIPPER BALANCED  AGGREGATE           S&P 500 INDEX
             -------   ---------------  ---------------     -------------
10/3/94     $  10,000     $  10,000        $  10,000          $  10,000
 Dec-94     $  10,027     $   9,877        $  10,038          $   9,999
 Dec-95     $  12,164     $  12,306        $  11,892          $  13,756
 Dec-96     $  13,725     $  13,906        $  12,324          $  16,913
 Dec-97     $  16,294     $  16,694        $  13,514          $  22,553
 Dec-98     $  18,494     $  19,260        $  14,688          $  28,998
 Dec-99     $  18,202     $  20,989        $  14,567          $  35,099
 Dec-00     $  18,201     $  21,490        $  16,261          $  31,906
 Dec-01     $  17,096     $  20,795        $  17,634          $  28,117
 Dec-02     $  15,136     $  18,572        $  19,443          $  21,897

Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                       FIVE YEAR            SINCE INCEPTION
                                 ONE YEAR            AVERAGE ANNUAL         AVERAGE ANNUAL
                            1/1/02 - 12/31/02       1/1/98 - 12/31/02      1/1/98 - 12/31/02
Class A                          -11.98%                 -2.03%                  -2.03%
Class Y                          -11.64%                 -1.65%                  -1.65%
---------------------------------------------------------------------------------------------
Lipper Balanced
Fund Index                       -10.69%                  2.16%                   2.16%
Lehman Brothers
Aggregate Bond Index              10.25%                  7.55%                   7.55%
S&P 500 Index                    -22.09%                 -0.58%                  -0.58%

[CHART]

                                                     LEHMAN BROTHERS
            CLASS A       CLASS Y   LIPPER BALANCED      AGGREGATE     S&P 500 INDEX
           ---------     ---------  ---------------  ---------------   -------------
1/1/98     $  10,000     $  10,000     $  10,000         $  10,000       $  10,000
Dec-98     $  11,278     $  11,323     $  11,537         $  10,869       $  12,858
Dec-99     $  11,033     $  11,123     $  12,572         $  10,779       $  15,563
Dec-00     $  10,969     $  11,098     $  12,873         $  12,033       $  14,147
Dec-01     $  10,255     $  10,411     $  12,456         $  13,049       $  12,467
Dec-02     $   9,026     $   9,200     $  11,125         $  14,387       $   9,713

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                                 ONE YEAR           AVERAGE ANNUAL
                            1/1/02 - 12/31/02      5/3/99 - 12/31/02
Class L                          -11.67%                 -6.36%
--------------------------------------------------------------------
Lipper Balanced Fund Index       -10.69%                 -2.28%
Lehman Brothers Aggregate
Bond Index                        10.25%                  8.00%
S&P 500 Index                    -22.09%                 -9.53%

                                          LEHMAN BROTHERS
            CLASS L   LIPPER BALANCED     AGGREGATE        S&P 500 INDEX
            -------   ---------------     ---------------  -------------
5/3/99     $  10,000     $  10,000          $  10,000        $  10,000
Dec-99     $   9,531     $  10,385          $   9,936        $  11,100
Dec-00     $   9,498     $  10,634          $  11,091        $  10,090
Dec-01     $   8,899     $  10,290          $  12,028        $   8,892
Dec-02     $   7,860     $   9,190          $  13,261        $   6,928

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE S&P 500 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL BALANCED FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                --------------   --------------
EQUITIES -- 60.7%

ADVERTISING -- 0.1%
Omnicom Group, Inc.                                      2,900   $       187,340
                                                                 ---------------

AEROSPACE & DEFENSE -- 1.4%
Boeing Co.                                              15,900           524,541
General Dynamics Corp.                                   4,100           325,417
Goodrich Corp.                                           2,100            38,472
Honeywell
  International, Inc.                                   17,050           409,200
Lockheed Martin Corp.                                   11,200           646,800
Northrop Grumman Corp.                                   6,364           617,308
Raytheon Co.                                             5,000           153,750
Rockwell Collins, Inc.                                  17,300           402,398
United Technologies Corp.                                9,700           600,818
                                                                 ---------------
                                                                       3,718,704
                                                                 ---------------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                  15,600           216,840
                                                                 ---------------

APPAREL, TEXTILES & SHOES -- 0.8%
The Gap, Inc.                                           17,700           274,704
Jones Apparel
  Group, Inc.*                                          10,600           375,664
Limited Brands                                          10,800           150,444
Liz Claiborne, Inc.                                     12,800           379,520
Nike, Inc. Cl. B                                         5,400           240,138
Nordstrom, Inc.                                          2,800            53,116
Reebok
  International Limited*                                14,176           416,774
VF Corp.                                                10,800           389,340
                                                                 ---------------
                                                                       2,279,700
                                                                 ---------------

AUTOMOTIVE & PARTS -- 0.4%
Cooper Tire & Rubber Co.                                 1,300            19,942
Dana Corp.                                               3,100            36,456
Delphi Corp.                                            11,500            92,575
Ford Motor Co.                                          28,118           261,497
General Motors Corp.                                     9,600           353,856
The Goodyear Tire &
  Rubber Co.                                             2,800            19,068
Paccar, Inc.                                             8,250           380,572
                                                                 ---------------
                                                                       1,163,966
                                                                 ---------------

BANKING, SAVINGS & LOANS -- 7.6%
AmSouth Bancorp                                          7,500           144,000
Bank of America Corp.                                   40,800         2,838,456
Bank One Corp.                                          23,500           858,925
BB&T Corp.                                               9,300           344,007
Capital One Financial Corp.                              4,700           139,684
Charter One Financial, Inc.                              6,382           183,355
Citigroup, Inc.                                        103,648   $     3,647,373
Fannie Mae                                              20,500         1,318,765
Fifth Third Bancorp                                        188            11,007
First Tennessee
  National Corp.                                         5,200           186,888
FleetBoston Financial Corp.                             12,900           313,470
Freddie Mac                                             18,600         1,098,330
Golden West Financial Corp.                              5,400           387,774
J.P. Morgan Chase & Co.                                 41,228           989,472
KeyCorp                                                  8,800           221,232
Marshall and Ilsley Corp.                                4,400           120,472
Mellon Financial Corp.                                   8,900           232,379
National City Corp.                                     12,700           346,964
North Fork
  Bancorporation, Inc.                                   3,300           111,342
Providian Financial Corp.*                              67,100           435,479
Regions Financial Corp.                                  5,900           196,824
SLM Corp.                                                3,300           342,738
SouthTrust Corp.                                         6,600           164,010
State Street Corp.                                       4,000           156,000
SunTrust Banks, Inc.                                     5,600           318,752
Synovus Financial Corp.                                  6,100           118,340
U.S. Bancorp                                            51,000         1,082,220
Union Planters Corp.                                    13,650           384,111
Wachovia Corp.                                          36,600         1,333,704
Washington Mutual, Inc.                                 25,800           890,874
Wells Fargo & Co.                                       34,800         1,631,076
Zions Bancorp                                            1,800            70,828
                                                                 ---------------
                                                                      20,618,851
                                                                 ---------------
BEVERAGES -- 1.6%
Anheuser-Busch
  Companies, Inc.                                       17,800           861,520
Brown-Forman Corp. Cl. B                                 1,300            84,968
The Coca-Cola Co.                                       35,900         1,573,138
Coca-Cola Enterprises, Inc.                              9,300           201,996
Coors (Adolph) Co. Cl. B                                   800            49,000
The Pepsi Bottling
  Group, Inc.                                            5,900           151,630
PepsiCo, Inc.                                           36,730         1,550,741
                                                                 ---------------
                                                                       4,472,993
                                                                 ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.1%
American Greetings
  Corp. Cl. A*                                           1,400            22,120
AOL Time Warner, Inc.                                   91,361         1,196,829
Clear Channel
   Communications, Inc.*                                12,500           466,125
Comcast Corp. Cl. A*                                    46,803         1,103,147
Dow Jones & Co., Inc.                                    1,000            43,230
Gannett Co., Inc.                                        5,500           394,900
Knight Ridder, Inc.                                      1,700   $       107,525
The McGraw-Hill
  Companies, Inc.                                        4,600           278,024
Meredith Corp.                                           4,600           189,106
New York Times Co. Cl. A                                 3,100           141,763
Tribune Co.                                              6,200           281,852
Viacom, Inc. Cl. B*                                     36,400         1,483,664
                                                                 ---------------
                                                                       5,708,285
                                                                 ---------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.*                                 2,300            18,538
Masco Corp.                                             10,100           212,605
                                                                 ---------------
                                                                         231,143
                                                                 ---------------

CHEMICALS -- 1.0%
Air Products &
  Chemicals, Inc.                                        4,500           192,375
Ashland, Inc.                                            1,500            42,795
Dow Chemical Co.                                        18,600           552,420
Du Pont (E.I.)
  de Nemours & Co.                                      20,400           864,960
Eastman Chemical Co.                                     1,800            66,186
Engelhard Corp.                                          3,500            78,225
Great Lakes Chemical Corp.                               1,000            23,880
International Flavors &
  Fragrances, Inc.                                       1,900            66,690
Monsanto Co.                                             9,800           188,650
PPG Industries, Inc.                                     3,500           175,525
Praxair, Inc.                                            3,400           196,418
Rohm & Haas Co.                                          4,600           149,408
                                                                 ---------------
                                                                       2,597,532
                                                                 ---------------

COMMERCIAL SERVICES -- 0.8%
Allied Waste Industries, Inc.*                           4,900            49,000
Apollo Group, Inc. Cl. A*                                9,200           404,800
Block (H&R), Inc.                                        3,700           148,740
Cintas Corp.                                             2,100            96,075
Concord EFS, Inc.*                                      11,500           181,010
Convergys Corp.*                                         3,500            53,025
Donnelley (R.R.) &
  Sons Co.                                               2,100            45,717
eBay, Inc.*                                              5,800           393,356
Equifax, Inc.                                            2,600            60,164
Fluor Corp.                                              1,900            53,200
Moody's Corp.                                            2,400            99,096
Paychex, Inc.                                            4,700           131,130
Quintiles
  Transnational Corp.*                                   2,300            27,830
Ryder System, Inc.                                       1,300            29,172

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                --------------   --------------
Waste Management, Inc.                                  13,900   $       318,588
                                                                 ---------------
                                                                       2,090,903
                                                                 ---------------

COMMUNICATIONS -- 1.2%
Andrew Corp.*                                            1,600            16,448
Ciena Corp.*                                            38,100           195,834
Citizens
  Communications Co.*                                    5,700            60,135
Network Appliance, Inc.*                                 6,400            64,000
Nextel
  Communications,
  Inc. Cl. A*                                           19,200           221,760
Qualcomm, Inc.*                                         20,600           749,634
SBC Communications, Inc.                                67,959         1,842,368
Scientific-Atlanta, Inc.                                 3,300            39,138
Tellabs, Inc.*                                          27,200           197,744
                                                                 ---------------
                                                                       3,387,061
                                                                 ---------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Motorola, Inc.                                          47,600           411,740
                                                                 ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Autodesk, Inc.                                           2,600            37,180
Computer Sciences Corp.*                                 3,600           124,020
Sun Microsystems, Inc.*                                 67,200           208,992
Teradyne, Inc.*                                          3,700            48,137
Unisys Corp.*                                            6,700            66,330
                                                                 ---------------
                                                                         484,659
                                                                 ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                               1,600            47,440
                                                                 ---------------

COMPUTERS & INFORMATION -- 1.8%
Apple Computer, Inc.*                                    6,700            96,011
Cisco Systems, Inc.*                                   149,704         1,961,122
Comverse Technology, Inc.*                               3,900            39,078
Dell Computer Corp.*                                    69,100         1,847,734
EMC Corp.*                                              44,500           273,230
International Game
  Technology*                                            1,400           106,288
Jabil Circuit, Inc.*                                     4,100            73,472
Lexmark International, Inc.*                             5,900           356,950
Solectron Corp.*                                        17,300            61,415
Symbol Technologies, Inc.                                4,700            38,634
                                                                 ---------------
                                                                       4,853,934
                                                                 ---------------

COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Electronic Data
  Systems Corp.                                          9,900           182,457
Hewlett-Packard Co.                                     81,257         1,410,622
International Business
  Machines Corp.                                        34,700         2,689,250
Pitney Bowes, Inc.                                       4,600           150,236
Xerox Corp.*                                            15,000   $       120,750
                                                                 ---------------
                                                                       4,553,315
                                                                 ---------------
CONTAINERS -- 0.2%
Ball Corp.                                               1,200            61,428
Bemis Co., Inc.                                          3,900           193,557
Pactiv Corp.*                                            9,800           214,228
Sealed Air Corp.*                                        1,600            59,680
Temple-Inland, Inc.                                      1,000            44,810
                                                                 ---------------
                                                                         573,703
                                                                 ---------------

COSMETICS & PERSONAL CARE -- 1.6%
Alberto-Culver Co. Cl. B                                 1,200            60,480
Avon Products, Inc.                                      4,700           253,189
Colgate-Palmolive Co.                                   11,200           587,216
The Gillette Co.                                        21,900           664,884
Kimberly-Clark Corp.                                    10,600           503,182
The Procter & Gamble Co.                                26,804         2,303,536
                                                                 ---------------
                                                                       4,372,487
                                                                 ---------------

DATA PROCESSING & PREPARATION -- 0.6%
Automatic Data
  Processing, Inc.                                      12,800           502,400
Deluxe Corp.                                             7,000           294,700
First Data Corp.                                        15,800           559,478
Fiserv, Inc.*                                            4,400           149,380
NCR Corp.*                                               1,100            26,114
                                                                 ---------------
                                                                       1,532,072
                                                                 ---------------

ELECTRIC UTILITIES -- 1.4%
Ameren Corp.                                             2,800           116,396
Calpine Corp.*                                           6,300            20,538
CenterPoint Energy, Inc.                                14,700           124,950
CMS Energy Corp.                                         2,600            24,544
Consolidated Edison, Inc.                                4,000           171,280
Constellation Energy
  Group, Inc.                                            2,800            77,896
Dominion Resources, Inc.                                 6,300           345,870
DTE Energy Co.                                           2,900           134,560
Duke Energy Corp.                                       10,800           211,032
Edison International*                                    6,800            80,580
Entergy Corp.                                            6,200           282,658
Exelon Corp.                                            10,600           559,362
FirstEnergy Corp.                                        5,700           187,929
FPL Group, Inc.                                          3,300           198,429
NiSource, Inc.                                           4,100            82,000
PG&E Corp.*                                              7,900           109,810
Pinnacle West Capital Corp.                              1,500            51,135
PPL Corp.                                                3,400           117,912
Progress Energy, Inc.                                    4,400           190,740
Public Service
  Enterprise Group, Inc.                                 4,000           128,400
Southern Co.                                            14,500           411,655
Teco Energy, Inc.                                        2,800            43,316
TXU Corp.                                                5,100   $        95,268
                                                                 ---------------
                                                                       3,766,260
                                                                 ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.4%
Altera Corp.*                                            8,300           102,422
American Power
  Conversion Corp.*                                     26,400           399,960
Analog Devices, Inc.*                                    4,600           109,802
Applied Micro
  Circuits Corp.*                                        6,000            22,140
Emerson Electric Co.                                     8,600           437,310
General Electric Co.                                   177,200         4,314,820
Intel Corp.                                            136,300         2,122,191
JDS Uniphase Corp.*                                     16,800            41,496
Johnson Controls, Inc.                                   1,900           152,323
Kla-Tencor Corp.*                                        2,300            81,351
Linear Technology Corp.                                  3,800            97,736
LSI Logic Corp.*                                         7,200            41,544
Micron Technology, Inc.*                                 7,400            72,076
Molex, Inc.                                              2,400            55,296
National
  Semiconductor Corp.*                                   3,600            54,036
Novellus Systems, Inc.*                                  2,800            78,624
PMC-Sierra, Inc.*                                        2,100            11,676
Power-One, Inc.*                                        37,000           209,790
Qlogic Corp.*                                            5,500           189,805
Rockwell Automation, Inc.                                3,900            80,769
Texas Instruments, Inc.                                 35,400           531,354
Xilinx, Inc.*                                            6,900           142,140
                                                                 ---------------
                                                                       9,348,661
                                                                 ---------------

ENERGY -- 3.5%
Amerada Hess Corp.                                       3,200           176,160
Anadarko Petroleum Corp.                                 5,200           249,080
Apache Corp.                                             2,780           158,432
BJ Services Co.*                                         3,500           113,085
Burlington Resources, Inc.                               5,300           226,045
ChevronTexaco Corp.                                     13,194           877,137
ConocoPhillips                                          13,953           675,186
Devon Energy Corp.                                       3,300           151,470
El Paso Corp.                                           12,003            83,541
EOG Resources, Inc.                                      1,400            55,888
Exxon Mobil Corp.                                      138,338         4,833,530
Halliburton Co.                                         21,000           392,910
Kerr-McGee Corp.                                         1,300            57,590
KeySpan Corp.                                            2,800            98,672
Kinder Morgan, Inc.                                      2,300            97,221
Marathon Oil Corp.                                       6,500           138,385
Nabors Industries Limited*                               3,800           134,026
Nicor, Inc.                                                900            30,627
Noble Corp.*                                             2,000            70,300
Occidental Petroleum Corp.                              12,500           355,625
Peoples Energy Corp.                                       800            30,920
Rowan Companies, Inc.                                    1,900            43,130

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                --------------   --------------
Sempra Energy                                            3,200   $        75,680
Transocean, Inc.                                         7,300           169,360
Unocal Corp.                                             5,000           152,900
Xcel Energy, Inc.                                        8,200            90,200
                                                                 ---------------
                                                                       9,537,100
                                                                 ---------------

ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                          1,200            23,832
Carnival Corp.                                          19,300           481,535
The Walt Disney Co.                                     25,400           414,274
Harrah's
  Entertainment, Inc.*                                   9,800           388,080
                                                                 ---------------
                                                                       1,307,721
                                                                 ---------------

FINANCIAL SERVICES -- 1.6%
American Express Co.                                    27,700           979,195
Bear Stearns
  Companies, Inc.                                        6,700           397,980
Countrywide Financial Corp.                              7,600           392,540
Franklin Resources, Inc.                                 5,300           180,624
The Goldman Sachs
  Group, Inc.                                            6,000           408,600
Household
  International, Inc.                                    9,500           264,195
Huntington Bancshares, Inc.                              4,800            89,808
MBNA Corp.                                              26,450           503,079
Merrill Lynch & Co., Inc.                               17,800           675,510
Morgan Stanley                                           5,700           227,544
PNC Financial Services
  Group, Inc.                                            5,600           234,640
Simon Property Group, Inc.                               3,800           129,466
                                                                 ---------------
                                                                       4,483,181
                                                                 ---------------

FOODS -- 1.0%
Archer-Daniels-Midland Co.                              13,485           167,214
Campbell Soup Co.                                        8,400           197,148
ConAgra Foods, Inc.                                     11,100           277,611
Del Monte Foods Co.*                                     1,920            14,784
Heinz (H.J.) Co.                                         4,300           141,341
Hershey Foods Corp.                                      2,800           188,832
Kellogg Co.                                              8,400           287,868
The Kroger Co.*                                         16,300           251,835
Safeway, Inc.*                                           9,600           224,256
Sara Lee Corp.                                          20,800           468,208
Starbucks Corp.*                                         8,000           163,040
SuperValu, Inc.                                          3,900            64,389
Sysco Corp.                                              8,200           244,278
Wrigley (Wm.) Jr. Co.                                    2,700           148,176
                                                                 ---------------
                                                                       2,838,980
                                                                 ---------------

FOREST PRODUCTS & PAPER -- 0.2%
Boise Cascade Corp.                                      1,100            27,742
Georgia-Pacific Corp.                                    4,600            74,336
International Paper Co.                                 10,100           353,197
Plum Creek
  Timber Co., Inc.                                       3,300   $        77,880
                                                                 ---------------
                                                                         533,155
                                                                 ---------------
HEALTHCARE -- 0.6%
HCA, Inc.                                                9,800           406,700
Health Management
   Associates, Inc. Cl. A                                4,200            75,180
Healthsouth Corp.*                                       8,100            34,020
Humana, Inc.*                                            3,300            33,000
Manor Care, Inc.*                                        2,000            37,220
Tenet Healthcare Corp.*                                 10,150           166,460
UnitedHealth Group, Inc.                                 7,600           634,600
Wellpoint Health
  Networks, Inc.*                                        4,800           341,568
                                                                 ---------------
                                                                       1,728,748
                                                                 ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.4%
Centex Corp.                                             3,400           170,680
KB Home                                                  7,900           338,515
Maytag Corp.                                             1,000            28,500
Pulte Homes, Inc.                                        7,500           359,025
Whirlpool Corp.                                          1,200            62,664
                                                                 ---------------
                                                                         959,384
                                                                 ---------------

HOUSEHOLD PRODUCTS -- 0.4%
Black & Decker Corp.                                     8,000           343,120
The Clorox Co.                                           8,600           354,750
Fortune Brands, Inc.                                     2,700           125,577
Newell Rubbermaid, Inc.                                  4,000           121,320
Sherwin-Williams Co.                                     7,300           206,225
Snap-On, Inc.                                              600            16,866
The Stanley Works                                          800            27,664
                                                                 ---------------
                                                                       1,195,522
                                                                 ---------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                    2,000           103,100
                                                                 ---------------

INDUSTRIAL - DIVERSIFIED -- 1.1%
3M Co.                                                   8,100           998,730
Cooper Industries
  Limited Cl. A                                          2,000            72,900
Danaher Corp.                                            2,900           190,530
Eaton Corp.                                              2,500           195,275
Illinois Tool Works, Inc.                                3,800           246,468
ITT Industries, Inc.                                     6,400           388,416
McDermott
   International, Inc.*                                  1,300             5,694
Textron, Inc.                                            2,900           124,671
Tyco International Limited                              41,189           703,508
                                                                 ---------------
                                                                       2,926,192
                                                                 ---------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                           12,400   $       202,740
                                                                 ---------------

INSURANCE -- 3.3%
ACE Limited                                              5,400           158,436
Aetna, Inc.                                              2,800           115,136
AFLAC, Inc.                                             10,700           322,284
Allstate Corp.                                          18,800           695,412
Ambac Financial
  Group, Inc.                                            3,000           168,720
American International
  Group, Inc.                                           42,185         2,440,402
Anthem, Inc.*                                            5,500           345,950
Aon Corp.                                                5,600           105,784
Cigna Corp.                                              3,000           123,360
Cincinnati Financial Corp.                               4,700           176,485
The Hartford Financial
   Services Group, Inc.                                  5,200           236,236
Jefferson-Pilot Corp.                                    3,250           123,858
John Hancock
  Financial Services, Inc.                               5,800           161,820
Lincoln National Corp.                                   3,500           110,530
Loews Corp.                                              3,900           173,394
Marsh & McLennan
  Companies, Inc.                                        6,800           314,228
MBIA, Inc.                                               9,000           394,740
Metlife, Inc.                                           23,000           621,920
MGIC Investment Corp.                                    4,400           181,720
Principal Financial
  Group, Inc.                                            9,200           277,196
Progressive Corp.                                        4,700           233,261
Prudential Financial, Inc.                              15,400           488,796
Safeco Corp.                                             5,200           180,284
Torchmark Corp.                                          2,600            94,978
Travelers Property
  Casualty Corp. Cl. B*                                 26,600           389,690
UnumProvident Corp.                                      5,000            87,700
XL Capital Limited Cl. A                                 1,700           131,325
                                                                 ---------------
                                                                       8,853,645
                                                                 ---------------

LODGING -- 0.1%
Hilton Hotels Corp.                                      8,200           104,222
Marriott
  International, Inc. Cl. A                              4,700           154,489
                                                                 ---------------
                                                                         258,711
                                                                 ---------------

MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                       8,300           267,177
Caterpillar, Inc.                                        7,100           324,612
Deere & Co.                                              6,400           293,440
Ingersoll-Rand Co. Cl. A                                 3,500           150,710

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                --------------   --------------
Pall Corp.                                               2,600   $        43,368
Parker-Hannifin Corp.                                    2,400           110,712
                                                                 ---------------
                                                                       1,190,019
                                                                 ---------------

MANUFACTURING -- 0.3%
American Standard
  Companies, Inc.*                                       1,400            99,596
Applied Materials, Inc.*                                34,200           445,626
Avery Dennison Corp.                                     2,300           140,484
                                                                 ---------------
                                                                         685,706
                                                                 ---------------

MEDICAL SUPPLIES -- 1.3%
Agilent Technologies, Inc.*                              9,500           170,620
Allergan, Inc.                                           2,700           155,574
Applied Biosystems
  Group-Applera Corp.                                    5,400            94,716
Bard (C.R.), Inc.                                        7,000           406,000
Bausch & Lomb, Inc.                                      1,100            39,600
Baxter International, Inc.                              12,400           347,200
Becton, Dickinson & Co.                                  5,300           162,657
Biomet, Inc.                                             5,600           160,496
Boston Scientific Corp.*                                 8,400           357,168
Guidant Corp.*                                          12,000           370,200
Medtronic, Inc.                                         10,200           465,120
St. Jude Medical, Inc.*                                  5,000           198,600
Stryker Corp.                                            4,000           268,480
Thermo Electron Corp.*                                   9,900           199,188
Waters Corp.*                                            2,700            58,806
Zimmer Holdings, Inc.*                                   4,000           166,080
                                                                 ---------------
                                                                       3,620,505
                                                                 ---------------

METALS & MINING -- 0.5%
Alcoa, Inc.                                             16,800           382,704
Crane Co.                                                1,300            25,909
Freeport-McMoran
  Copper & Gold, Inc. Cl. B*                             3,000            50,340
Newmont Mining Corp.                                     4,800           139,344
Nucor Corp.                                              1,600            66,080
Phelps Dodge Corp.*                                      1,100            34,815
United States Steel Corp.                               29,200           383,104
Worthington Industries, Inc.                            11,100           169,164
                                                                 ---------------
                                                                       1,251,460
                                                                 ---------------

PHARMACEUTICALS -- 6.5%
Abbott Laboratories                                     32,300         1,292,000
AmerisourceBergen Corp.                                  6,000           325,860
Amgen, Inc.*                                            26,224         1,267,668
Biogen, Inc.*                                            4,200           168,252
Bristol-Myers Squibb Co.                                40,400           935,260
Cardinal Health, Inc.                                    9,200           544,548
Chiron Corp.*                                            3,500           131,600
Eli Lilly & Co.                                         12,600           800,100
Forest Laboratories, Inc.*                               3,700           363,414
Johnson & Johnson                                       60,892         3,270,509
King Pharmaceuticals, Inc.*                             10,400   $       178,776
McKesson Corp.                                           3,600            97,308
Medimmune, Inc.*                                         3,100            84,227
Merck & Co., Inc.                                       46,100         2,609,721
Pfizer, Inc.                                           105,072         3,212,051
Pharmacia Corp.                                         26,795         1,120,031
Schering-Plough Corp.                                   30,400           674,880
Sigma-Aldrich Corp.                                      1,500            73,050
Watson Pharmaceutical, Inc.*                             2,300            65,021
Wyeth                                                   16,500           617,100
                                                                 ---------------
                                                                      17,831,376
                                                                 ---------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                        7,400           259,296
                                                                 ---------------

PREPACKAGED SOFTWARE -- 3.2%
Adobe Systems, Inc.                                      5,500           136,406
BMC Software, Inc.*                                      5,000            85,550
Citrix Systems, Inc.*                                    3,500            43,120
Computer Associates
  International, Inc.                                    7,000            94,500
Compuware Corp.*                                        79,300           380,640
Electronic Arts, Inc.*                                   2,100           104,517
Intuit, Inc.*                                            4,700           220,524
Microsoft Corp.*                                       110,817         5,729,239
Novell, Inc.*                                            7,500            25,050
Oracle Corp.*                                          113,044         1,220,875
Peoplesoft, Inc.*                                       10,000           183,000
Rational Software Corp.*                                 4,100            42,599
Siebel Systems, Inc.*                                   10,000            74,000
SunGard Data Systems, Inc.*                             13,100           308,636
Veritas Software Corp.*                                  8,377           130,849
                                                                 ---------------
                                                                       8,779,505
                                                                 ---------------

REAL ESTATE -- 0.1%
Equity Office Properties Trust                           8,600           214,828
Equity Residential                                       5,300           130,274
                                                                 ---------------
                                                                         345,102
                                                                 ---------------

RESTAURANTS -- 0.2%
Darden Restaurants, Inc.                                 3,550            72,598
McDonald's Corp.                                        15,900           255,672
Wendy's International, Inc.                              2,500            67,675
Yum! Brands, Inc.*                                       6,100           147,742
                                                                 ---------------
                                                                         543,687
                                                                 ---------------

RETAIL -- 3.6%
AutoZone, Inc.*                                          2,700           190,755
Bed Bath & Beyond, Inc.*                                 6,100           210,633
Best Buy Co., Inc.*                                      6,600           159,390
Big Lots, Inc.*                                          2,500            33,075
Circuit City Stores, Inc.                                4,400            32,648
Costco Wholesale Corp.*                                  9,500           266,570
CVS Corp.                                               10,800           269,676
Dillards, Inc. Cl. A                                     1,800   $        28,548
Dollar General Corp.                                     6,600            78,870
Family Dollar Stores, Inc.                               2,200            68,662
Federated Department
  Stores, Inc.*                                         12,700           365,252
The Home Depot, Inc.                                    48,800         1,169,248
J.C. Penney Company, Inc.                                5,600           128,856
Kohl's Corp.*                                            6,800           380,460
Lowe's Companies, Inc.                                  15,900           596,250
The May Department
  Stores Co.                                             6,200           142,476
Office Depot, Inc.*                                     26,000           383,760
RadioShack Corp.                                         3,700            69,338
Sears, Roebuck and Co.                                   6,500           155,675
Staples, Inc.*                                          20,500           375,150
Target Corp.                                            18,500           555,000
TJX Companies, Inc.                                     11,200           218,624
Toys R Us, Inc.*                                         3,800            38,000
Wal-Mart Stores, Inc.                                   78,100         3,944,831
                                                                 ---------------
                                                                       9,861,747
                                                                 ---------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                        8,200           182,532
Winn-Dixie Stores, Inc.                                  2,900            44,312
                                                                 ---------------
                                                                         226,844
                                                                 ---------------

TELEPHONE UTILITIES -- 1.7%
Alltel Corp.                                             6,400           326,400
AT&T Corp.                                              15,780           412,016
AT&T Wireless
  Services, Inc.*                                       55,400           313,010
BellSouth Corp.                                         38,600           998,582
CenturyTel, Inc.                                         2,800            82,264
Sprint Corp. (FON Group)                                18,900           273,672
Sprint Corp. (PCS Group)*                               12,500            54,750
Verizon
  Communications, Inc.                                  55,868         2,164,885
                                                                 ---------------
                                                                       4,625,579
                                                                 ---------------

TOBACCO -- 0.7%
Philip Morris
  Companies, Inc.                                       43,300         1,754,949
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                 1,800            75,798
UST, Inc.                                                3,200           106,976
                                                                 ---------------
                                                                       1,937,723
                                                                 ---------------

TOYS, GAMES -- 0.0%
Mattel, Inc.                                             6,700           128,305
                                                                 ---------------

TRANSPORTATION -- 0.9%
Burlington Northern
  Santa Fe Corp.                                         7,900           205,479
CSX Corp.                                               13,516           382,638

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                --------------   --------------
FedEx Corp.                                              9,800   $       531,356
Norfolk Southern Corp.                                   7,800           155,922
Union Pacific Corp.                                      6,800           407,116
United Parcel
  Service, Inc. Cl. B                                   11,900           750,652
                                                                 ---------------
                                                                       2,433,163
                                                                 ---------------

TRAVEL -- 0.0%
Sabre Holdings Corp.*                                    2,900            52,519
                                                                 ---------------

TOTAL EQUITIES
(COST $187,494,132)                                                  165,318,304
                                                                 ===============

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology*&                                     5,100                 -
                                                                 ---------------

TOTAL RIGHTS
(COST $0)                                                                      -
                                                                 ===============

                                                  PRINCIPAL
                                                   AMOUNT
                                                --------------
BONDS & NOTES -- 29.7%

ASSET BACKED SECURITIES -- 1.2%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                             $      866,454           715,293
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                    500,000           522,124
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                    236,625           243,540
National City Auto
  Receivables Trust Series
  2002-A, Class A4
  4.830% 08/15/2009                                    500,000           528,820
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS&&
  8.830% 06/26/2032                                    151,230           151,136
Railcar Trust Series 1992-1,
  Class A
  7.750% 06/01/2004                                    105,560           110,081
Travelers Funding Limited
  Series 1A, Class A1&&
  6.300% 02/18/2014                                    671,518           693,543

                                                  PRINCIPAL          MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                             $      300,000   $       302,202
                                                                 ---------------

TOTAL ASSET BACKED
SECURITIES
(COST $3,354,230)                                                      3,266,739
                                                                 ===============

CORPORATE DEBT -- 14.2%
Amerada Hess Corp.
  7.125% 03/15/2033                                    250,000           266,367
American Airlines
  Pass-Through Trusts
  Series 1994-A, Class A4
  9.780% 11/26/2011                                    713,067           305,513
AOL Time Warner, Inc.
  5.625% 05/01/2005                                    550,000           562,423
ARAMARK Services, Inc.
  8.150% 05/01/2005                                    175,000           188,743
Arrow Electronics, Inc.
  8.700% 10/01/2005                                    575,000           591,521
AT&T Corp.
  8.000% 11/15/2031                                    225,000           248,002
AT&T Wireless Services, Inc.
  7.500% 05/01/2007                                     90,000            92,700
Avnet, Inc.
  8.000% 11/15/2006                                    160,000           153,681
Avnet, Inc.
  8.200% 10/17/2003                                    700,000           698,687
Bombardier Capital, Inc.&&
  5.625% 05/30/2003                                    275,000           267,084
Brascan Corp.
  8.125% 12/15/2008                                    225,000           245,263
Champion International Corp.
  6.400% 02/15/2026                                    500,000           541,672
Cinergy Corp.
  6.250% 09/01/2004                                    500,000           517,099
Cintas Corp. No. 2
  5.125% 06/01/2007                                    425,000           454,730
CIT Group, Inc.
  7.375% 04/02/2007                                    250,000           272,552
CIT Group, Inc.
  7.625% 08/16/2005                                    150,000           161,378
Colonial Pipeline Co.&&
  7.630% 04/15/2032                                    200,000           238,702
Comcast Cable
Communications, Inc.
8.375% 05/01/2007                                      750,000           841,472
Conoco, Inc.
  6.950% 04/15/2029                                    400,000           453,353
Continental Airlines, Inc.
  Series 1996-2B
  8.560% 07/02/2014                                    369,102           260,398
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                             $      373,749   $       263,545
Cox Communications, Inc.
  7.750% 11/01/2010                                    600,000           683,373
CSX Corp.
  7.250% 05/01/2027                                    500,000           545,804
Dominion Resources, Inc.
  7.820% 09/15/2004                                    700,000           749,974
Donnelley (R.R.) & Sons Co.
  6.625% 04/15/2029                                  1,000,000         1,006,707
Duke Capital Corp.
  6.750% 02/15/2032                                    325,000           254,316
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                    550,000           582,078
Emerald Investment Grade
  CBO Limited&&
  1.967% 05/24/2011                                  1,000,000           917,500
ERAC USA Finance Co.&&
  6.750% 05/15/2007                                    250,000           271,006
FirstEnergy Corp. Series A
  5.500% 11/15/2006                                    140,000           140,791
Ford Motor Co.
  7.450% 07/16/2031                                    500,000           434,934
General American
  Transportation Corp.
  6.750% 03/01/2006                                  1,000,000           965,276
General Mills, Inc.
  8.900% 06/15/2006                                    500,000           592,629
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                    500,000           508,063
General Motors Corp.
  7.200% 01/15/2011                                    500,000           502,096
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                  1,160,000           985,665
Hearst-Argyle Television, Inc.
  7.000% 11/15/2007                                    300,000           319,850
Houghton Mifflin Co.
  7.000% 03/01/2006                                    400,000           408,000
Household Finance Corp.
  6.375% 10/15/2011                                    675,000           705,717
Household Finance Corp.
  6.375% 11/27/2012                                    105,000           109,613
ICI Wilmington, Inc.
  7.050% 09/15/2007                                    500,000           541,694
Interpool, Inc.
  7.350% 08/01/2007                                    500,000           452,500
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                    350,000           395,130

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Koninklijke KPN NV
  8.000% 10/01/2010                             $      650,000   $       761,199
Leucadia National Corp.
  7.750% 08/15/2013                                    350,000           387,943
Liberty Media Corp.
  8.250% 02/01/2030                                    800,000           841,382
Lockheed Martin Corp.
  8.500% 12/01/2029                                    350,000           469,575
Meritor Automotive, Inc.
  6.800% 02/15/2009                                    500,000           494,397
Millipore Corp.
  7.500% 04/01/2007                                  1,000,000         1,057,003
Mobil Corp.
  8.625% 08/15/2021                                  1,000,000         1,337,459
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                    175,000           196,639
National Rural Utilities
  Cooperative Finance Corp.
  8.000% 03/01/2032                                    500,000           603,486
News America
  Holdings, Inc.
  9.250% 02/01/2013                                    500,000           602,884
North Finance
  (Bermuda) Limited&&
  7.000% 09/15/2005                                  1,000,000         1,094,057
Progress Energy, Inc.
  6.550% 03/01/2004                                    400,000           415,729
Qwest Corp.&&
  8.875% 03/15/2012                                    225,000           218,250
Raytheon Co.
  6.750% 08/15/2007                                    250,000           277,217
Ryder System, Inc.
  6.600% 11/15/2005                                    750,000           780,116
Scholastic Corp.
  7.000% 12/15/2003                                    750,000           779,808
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                  1,000,000         1,002,226
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                    150,000           120,357
Sprint Capital Corp.
  6.900% 05/01/2019                                    500,000           410,000
SuperValu, Inc.
  7.875% 08/01/2009                                    500,000           549,435
Telefonica Europe BV
  7.350% 09/15/2005                                    700,000           771,751
Textron Financial
  Corp. Series MTNE
  5.950% 03/15/2004                                    495,000           514,160
Thomas & Betts Corp.
  8.250% 01/15/2004                                    500,000           497,243
Toro Co.
  7.800% 06/15/2027                             $      325,000   $       319,755
TRW, Inc.
  8.750% 05/15/2006                                    725,000           828,412
Tyco International
  Group SA
  6.375% 02/15/2006                                    375,000           363,750
Tyco International
  Group SA
  6.375% 10/15/2011                                    325,000           303,875
US Airways, Inc. Class B
  7.500% 04/15/2008                                    434,841           268,157
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                    175,000           201,344
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                    350,000           407,595
Vulcan Materials Co.
  6.000% 04/01/2009                                  1,000,000         1,084,173
WorldCom, Inc.*&&&
  6.500% 05/15/2004                                    500,000           117,500
WorldCom, Inc.*&&&
  8.250% 05/15/2031                                    155,000            36,425
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                    675,000           711,845
                                                                 ---------------

TOTAL CORPORATE DEBT
(COST $38,055,404)                                                    38,522,748
                                                                 ===============

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.3%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4, Class A1
  7.100% 08/13/2029                                    819,752           901,471
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                    539,684           580,230
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A&&
  8.000% 08/27/2032                                    188,369           183,660
GSR Mortgage Loan Trust
  Series 2002-8F, Class 3AA1
  6.500% 09/25/2032                                    404,429           415,546
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310% 11/15/2026                                    526,045           557,723
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500% 05/25/2027                             $      211,045   $       211,402
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B&&
  7.491% 03/25/2022                                    750,000           826,233
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1&&
  5.323% 02/18/2034                                    630,548           664,987
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B&&
  6.920% 02/03/2014                                  1,000,000         1,119,170
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                    491,688           502,964
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                    393,830           435,454
                                                                 ---------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $6,082,872)                                                      6,398,840
                                                                 ===============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 1.7%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series W067, Class A
  6.420% 12/01/2005                                    190,960           209,862
                                                                 ---------------
PASS-THROUGH SECURITIES -- 1.6%
FHLMC
  6.000% 09/01/2016                                    835,381           874,631
FHLMC
  6.500% 08/01/2016-
         08/01/2032                                  2,980,506         3,112,000
FHLMC
  8.000% 06/01/2027                                    407,957           439,609
FHLMC
  9.000% 03/01/2017                                     30,308            33,299
                                                                 ---------------

TOTAL PASS-THROUGH SECURITIES                                          4,459,539
                                                                 ---------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                    4,669,401
                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.7%
PASS-THROUGH SECURITIES
FNMA
  5.500% 12/01/2016-
         06/01/2017                             $    1,803,099   $     1,872,084
FNMA
  6.000% 05/01/2016-
         01/01/2032                                  3,046,421         3,161,625
FNMA
  6.500% 10/01/2031-
         09/01/2032                                  3,542,250         3,689,935
FNMA
  7.000% 01/01/2031-
         05/01/2031                                  1,173,554         1,234,615
FNMA
  7.500% 10/01/2029-
         05/01/2030                                  1,873,719         1,990,206
FNMA
  8.000% 05/01/2013-
         10/01/2031                                    740,491           798,323
                                                                 ---------------

TOTAL PASS-THROUGH SECURITIES                                         12,746,788
                                                                 ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 2.7%
PASS-THROUGH SECURITIES
GNMA
  6.000% 08/15/2032                                    461,586           481,208
GNMA
  6.500% 06/15/2023-
         03/15/2029                                  4,496,913         4,731,805
GNMA
  7.000% 08/15/2023-
         07/15/2032                                    941,644         1,001,816
GNMA
  7.500% 10/15/2006-
         06/15/2017                                    570,929           610,060
GNMA
  8.000% 11/15/2004-
         07/15/2008                                    267,096           284,067
GNMA
  9.000% 12/15/2008-
         05/15/2009                                    116,308           126,765
                                                                 ---------------

TOTAL PASS-THROUGH SECURITIES                                          7,235,721
                                                                 ---------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(COST $23,248,068)                                                    24,651,910
                                                                 ===============

U.S. TREASURY OBLIGATIONS -- 2.9%
U.S. TREASURY BONDS -- 2.1%
U.S. Treasury Bond
  6.125% 08/15/2029                             $      475,000   $       557,642
U.S. Treasury Bond
  8.750% 05/15/2017                                  3,675,000         5,313,245
                                                                 ---------------
                                                                       5,870,887
                                                                 ---------------

U.S. TREASURY NOTES -- 0.8%
U.S. Treasury Note
  4.375% 05/15/2007                                    110,000           118,121
U.S. Treasury Note
  5.000% 02/15/2011                                  1,750,000         1,922,813
U.S. Treasury Note
  5.750% 08/15/2010                                    180,000           206,958
                                                                 ---------------
                                                                       2,247,892
                                                                 ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $6,930,762)                                                      8,118,779
                                                                 ===============

TOTAL BONDS & NOTES
(COST $77,671,336)                                                    80,959,016
                                                                 ===============

TOTAL LONG TERM INVESTMENTS
(COST $265,165,468)                                                  246,277,320
                                                                 ===============

SHORT-TERM INVESTMENTS -- 14.7%

CASH EQUIVALENTS -- 5.3%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                    575,156           575,156
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                    341,946           341,946
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                  1,709,729         1,709,729
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                    854,864           854,864
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                    769,378           769,378
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                        1,282,296         1,282,296
General Electric
  Capital Corp.
  1.300% 01/06/2003                                    853,012           853,012
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                             $      427,432   $       427,432
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                     85,486            85,486
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                    256,459           256,459
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                    256,459           256,459
Merrimac Money
  Market Fund                                        3,248,484         3,248,484
Metropolitan Life
  Insurance Co. Funding
  Agreement
  1.440% 02/01/2003                                    854,864           854,864
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                    683,891           683,891
National Bank of Commerce
  1.400% 05/23/2003                                    427,432           427,432
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                  1,196,810         1,196,810
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                    256,459           256,459
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                    341,946           341,946
                                                                 ---------------
                                                                      14,422,103
                                                                 ---------------

COMMERCIAL PAPER -- 9.4%
Caterpillar Financial
  Services Corp.
  1.350% 01/02/2003                                  3,010,000         3,009,887
ConAgra Foods, Inc.
  1.450% 01/08/2003                                  4,700,000         4,698,675
DaimlerChrysler NA Holding Corp.
  1.920% 01/03/2003                                  3,170,000         3,169,662
Dominion Resources, Inc.
  1.700% 01/07/2003                                  3,450,000         3,449,023
ITT Industries, Inc.
  1.550% 01/06/2003                                  3,830,000         3,829,175
Reed Elsevier, Inc.
  1.650% 01/17/2003                                  2,990,000         2,987,807
Reed Elsevier, Inc.
  1.670% 01/16/2003                                    875,000           874,391

    The accompanying notes are an integral part of the financial statements.

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                --------------   --------------
Toyota Motor Credit Corp.
  1.260% 01/13/2003                             $    3,580,000   $     3,578,496
                                                                 ---------------
                                                                      25,597,116
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   40,019,219
                                                                 ===============

TOTAL INVESTMENTS -- 105.1%
(COST $305,184,687)***                                               286,296,539

OTHER ASSETS/
(LIABILITIES) -- (5.1%)                                              (13,850,966)
                                                                 ===============

NET ASSETS -- 100.0%                                             $   272,445,573
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
& This security is valued in good faith under procedures established by the board of directors.
&& Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
&&&  Security is currently in default.

The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  DECEMBER 31, 2002
                                                                                  -----------------
ASSETS:
        Investments, at value (cost $265,165,468) (NOTE 2)                         $    246,277,320
        Short-term investments, at amortized cost (NOTE 2)                               40,019,219
                                                                                   ----------------
            Total Investments (including securities on loan with market
              values of $13,939,823)                                                    286,296,539
        Cash                                                                                105,851
        Receivables from:
            Investments sold                                                                 15,622
            Fund shares sold                                                                207,255
            Interest and dividends                                                        1,315,668
                                                                                   ----------------
                 Total assets                                                           287,940,935
                                                                                   ----------------
LIABILITIES:
        Payables for:
            Fund shares repurchased                                                         897,075
            Securities on loan (NOTE 2)                                                  14,422,103
            Directors' fees and expenses (NOTE 3)                                             6,401
            Affiliates (NOTE 3):
                 Investment management fees                                                 117,513
                 Administration fees                                                         23,600
                 Service fees                                                                 3,438
        Accrued expense and other liabilities                                                25,232
                                                                                   ----------------
                 Total liabilities                                                       15,495,362
                                                                                   ----------------
        NET ASSETS                                                                 $    272,445,573
                                                                                   ================
NET ASSETS CONSIST OF:
        Paid-in capital                                                            $    351,288,261
        Distributions in excess of net investment income                                    (83,208)
        Accumulated net realized loss on investments and futures contracts              (59,871,332)
        Net unrealized depreciation on investments                                      (18,888,148)
                                                                                   ----------------
                                                                                   $    272,445,573
                                                                                   ================
NET ASSETS:
        Class A                                                                    $      5,490,080
                                                                                   ================
        Class L                                                                    $      3,279,693
                                                                                   ================
        Class Y                                                                    $      2,437,597
                                                                                   ================
        Class S                                                                    $    261,137,220
                                                                                   ================
        Class N                                                                    $        100,983
                                                                                   ================
SHARES OUTSTANDING:
        Class A                                                                             716,497
                                                                                   ================
        Class L                                                                             425,427
                                                                                   ================
        Class Y                                                                             306,818
                                                                                   ================
        Class S                                                                          33,804,688
                                                                                   ================
        Class N                                                                              13,237
                                                                                   ================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                    $           7.66
                                                                                   ================
        Class L                                                                    $           7.71
                                                                                   ================
        Class Y                                                                    $           7.94
                                                                                   ================
        Class S                                                                    $           7.72
                                                                                   ================
        Class N                                                                    $           7.63
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 2002
                                                                                  -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $7,694)                               $      3,099,565
        Interest (including securities lending income of $26,460)                         7,065,019
                                                                                   ----------------
                Total investment income                                                  10,164,584
                                                                                   ----------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                               1,505,602
        Custody fees                                                                         67,967
        Audit and legal fees                                                                 21,236
        Shareholder reporting fees                                                           10,535
        Directors' fees (NOTE 3)                                                              7,191
                                                                                   ----------------
                                                                                          1,612,531
        Administration fees (NOTE 3):
            Class A                                                                          23,893
            Class L                                                                          14,089
            Class Y                                                                           6,548
            Class S                                                                         256,781
            Class N                                                                               1*
        Service fees (NOTE 3):
            Class A                                                                          15,115
            Class N                                                                               1*
        Miscellaneous fees                                                                    1,323
                                                                                   ----------------
                Total expenses                                                            1,930,282
                                                                                   ----------------
                NET INVESTMENT INCOME                                                     8,234,302
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                     (26,991,574)
            Closed futures contracts                                                       (108,448)
                                                                                   ----------------
                Net realized loss                                                       (27,100,022)
                                                                                   ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                 (20,797,127)
            Open futures contracts                                                          (68,588)
                                                                                   ----------------
                Net unrealized loss                                                     (20,865,715)
                                                                                   ----------------
                NET REALIZED AND UNREALIZED LOSS                                        (47,965,737)
                                                                                   ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $    (39,731,435)
                                                                                   ================

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $      8,234,302   $     10,817,991
        Net realized loss on investment transactions and futures contracts              (27,100,022)       (28,296,064)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                        (20,865,715)        (8,993,008)
                                                                                   ----------------   ----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (39,731,435)       (26,471,081)
                                                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                            (139,540)          (189,282)
        Class L                                                                             (91,598)          (106,742)
        Class Y                                                                             (69,654)           (85,401)
        Class S                                                                          (8,181,156)       (10,558,363)
                                                                                   ----------------   ----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                               (8,481,948)       (10,939,788)
                                                                                   ----------------   ----------------
        From net realized gains:
        Class A                                                                                   -                (20)
        Class L                                                                                   -                (12)
        Class Y                                                                                   -                (10)
        Class S                                                                                   -             (1,047)
                                                                                   ----------------   ----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                           -             (1,089)
                                                                                   ----------------   ----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                            (760,826)         3,573,773
        Class L                                                                            (148,401)          (334,326)
        Class Y                                                                            (233,937)          (184,368)
        Class S                                                                         (42,716,745)       (46,247,736)
        Class N                                                                             101,000*                 -
                                                                                   ----------------   ----------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     (43,758,909)       (43,192,657)
                                                                                   ----------------   ----------------
        TOTAL DECREASE IN NET ASSETS                                                    (91,972,292)       (80,604,615)
NET ASSETS:
        Beginning of year                                                               364,417,865        445,022,480
                                                                                   ----------------   ----------------
        End of year (including distributions in excess of net investment
          income of $83,208 and $3,342, respectively)                              $    272,445,573   $    364,417,865
                                                                                   ================   ================

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               CLASS A
                                                                                              ----------
                                             YEAR ENDED     YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
                                              12/31/02      12/31/01(a)        12/31/00        12/31/99         12/31/98+
                                             ----------     ----------        ----------      ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    8.93       $    9.81        $   13.21       $   14.20        $   14.03
                                             ---------       ---------        ---------       ---------        ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                           0.17***         0.20***          0.35***         0.40***          0.41***
  Net realized and unrealized gain (loss)
    on investments                               (1.24)          (0.84)           (0.41)          (0.70)            1.36
                                             ---------       ---------        ---------       ---------        ---------
       Total income (loss) from investment
         operations                              (1.07)          (0.64)           (0.06)          (0.30)            1.77
                                             ---------       ---------        ---------       ---------        ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.20)          (0.24)           (0.49)          (0.47)           (0.58)
  Tax return of capital                              -               -                -           (0.00)****           -
  From net realized gains                            -           (0.00)****       (2.85)          (0.22)           (1.02)
                                             ---------       ---------        ---------       ---------        ---------
       Total distributions                       (0.20)          (0.24)           (3.34)          (0.69)           (1.60)
                                             ---------       ---------        ---------       ---------        ---------
NET ASSET VALUE, END OF PERIOD               $    7.66       $    8.93        $    9.81       $   13.21        $   14.20
                                             =========       =========        =========       =========        =========
TOTAL RETURN@                                   (11.98)%         (6.51)%          (0.58)%         (2.17)%          12.78%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $   5,490       $   7,168        $   4,095       $     573        $     177
  Net expenses to average daily
    net assets                                    1.16%           1.16%            1.15%           1.15%            1.20%
  Net investment income to average daily
    net assets                                    2.08%           2.20%            2.64%           2.87%            2.76%
  Portfolio turnover rate                           94%             85%             100%             19%              30%

                                                                      CLASS L
                                                                      -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                 12/31/02     12/31/01(a)    12/31/00      12/31/99&
                                                ----------    -----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    8.98     $    9.85     $   13.22     $   14.62
                                                ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.20***       0.23***       0.39***       0.47***
  Net realized and unrealized loss
    on investments                                  (1.25)        (0.85)        (0.42)        (1.15)
                                                ---------     ---------     ---------     ---------
       Total loss from investment
         operations                                 (1.05)        (0.62)        (0.03)        (0.68)
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.22)        (0.25)        (0.49)        (0.50)
  Tax return of capital                                 -             -             -         (0.00)****
  From net realized gains                               -         (0.00)****    (2.85)        (0.22)
                                                ---------     ---------     ---------     ---------
       Total distributions                          (0.22)        (0.25)        (3.34)        (0.72)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $    7.71     $    8.98     $    9.85     $   13.22
                                                =========     =========     =========     =========
TOTAL RETURN@                                      (11.67)%       (6.31)%       (0.35)%       (4.69)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   3,280     $   3,976     $   4,721     $     173
  Net expenses to average daily
    net assets                                       0.91%         0.91%         0.90%         0.89%*
  Net investment income to average daily
    net assets                                       2.33%         2.47%         2.97%         4.97%*
  Portfolio turnover rate                              94%           85%          100%           19%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
       THAN $0.01 PER SHARE.
  &    FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH
       DECEMBER 31, 1999.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        CLASS Y
                                                                        -------
                                            YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                             12/31/02        12/31/01(a)        12/31/00         12/31/99         12/31/98+
                                            ----------       ----------        ----------       ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     9.25       $    10.14        $    13.24       $    14.20        $    14.06
                                            ----------       ----------        ----------       ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                           0.21***          0.25***           0.42***          0.46***           0.48***
  Net realized and unrealized gain (loss)
     on investments                              (1.29)           (0.88)            (0.44)           (0.71)             1.36
                                            ----------       ----------        ----------       ----------        ----------
       Total income (loss) from
         investment operations                   (1.08)           (0.63)            (0.02)           (0.25)             1.84
                                            ----------       ----------        ----------       ----------        ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.23)           (0.26)            (0.23)           (0.49)            (0.67)
  Tax return of capital                              -                -                 -            (0.00)****            -
  From net realized gains                            -            (0.00)****        (2.85)           (0.22)            (1.03)
                                            ----------       ----------        ----------       ----------        ----------
       Total distributions                       (0.23)           (0.26)            (3.08)           (0.71)            (1.70)
                                            ----------       ----------        ----------       ----------        ----------
NET ASSET VALUE, END OF PERIOD              $     7.94       $     9.25        $    10.14       $    13.24        $    14.20
                                            ==========       ==========        ==========       ==========        ==========
TOTAL RETURN@                                   (11.64)%          (6.19)%           (0.22)%          (1.77)%           13.23%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $    2,438       $    3,087        $    3,587       $   59,381        $    1,051
  Net expenses to average daily
    net assets                                    0.76%            0.76%             0.74%            0.75%             0.76%
  Net investment income to average daily
    net assets                                    2.48%            2.62%             3.20%            3.23%             3.21%
  Portfolio turnover rate                           94%              85%              100%              19%               30%

                                                                          CLASS S                                        CLASS N
                                                                          -------                                      ------------
                                             YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              12/31/02     12/31/01(a)    12/31/00      12/31/99        12/31/98(1)      12/31/02&
                                             ----------    ----------     ----------    ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    9.00     $    9.88      $   13.25     $   14.20        $   13.59       $    7.63
                                             ---------     ---------      ---------     ---------        ---------       ---------
INCOME (loss) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.22***       0.26***        0.43***       0.48***          0.49***    (0.00)***&&
  Net realized and unrealized gain (loss)
     on investments                              (1.25)        (0.86)         (0.41)        (0.70)            1.33         (0.00)&&
                                             ---------     ---------      ---------     ---------        ---------       ---------
       Total income (loss) from investment
         operations                              (1.03)        (0.60)          0.02         (0.22)            1.82           (0.00)
                                             ---------     ---------      ---------     ---------        ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.25)        (0.28)         (0.54)        (0.51)           (0.48)              -
  Tax return of capital                              -             -              -         (0.00)****           -               -
  From net realized gains                            -         (0.00)****     (2.85)        (0.22)           (0.73)              -
                                             ---------     ---------      ---------     ---------        ---------       ---------
       Total distributions                       (0.25)        (0.28)         (3.39)        (0.73)           (1.21)              -
                                             ---------     ---------      ---------     ---------        ---------       ---------
NET ASSET VALUE, END OF PERIOD               $    7.72     $    9.00      $    9.88     $   13.25        $   14.20       $    7.63
                                             =========     =========      =========     =========        =========       =========
TOTAL RETURN@                                   (11.47)%       (6.07)%         0.00%        (1.58)%          13.50%            -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $ 261,137     $ 350,187      $ 432,619     $ 655,478        $ 771,763       $     101
  Net expenses to average daily
    net assets                                    0.60%         0.60%          0.59%         0.57%            0.54%            -++
  Net investment income to average daily
    net assets                                    2.64%         2.78%          3.28%         3.36%            3.42%            -++
  Portfolio turnover rate                           94%           85%           100%           19%              30%             94%

  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
       THAN $0.01 PER SHARE.
  &    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  && NET INVESTMENT LOSS AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGE AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
-  utilize a value-oriented portfolio strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - have competitive advantages, management stability and financial strength
   - are attractively valued based on various financial ratios
   - have earnings growth potential that may not be recognized by the market at large
- invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -18.39%, beating the -22.09% return of the Standard & Poor's 500 Index but trailing the -15.52% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

It was another difficult period for stock investors, as the markets lost ground for the third consecutive year. Most of the damage was done in the second and third quarters, when a host of negative factors undermined investors' confidence, including weak earnings, a series of accounting scandals, skepticism about Wall Street research, fears of a double-dip recession, the threat of terrorism and the possibility of war with Iraq. For the year, value outperformed growth by a wide margin, while medium and small-capitalization stocks in the value style performed better than large-cap value shares. However, all of the 21 U.S. stock indexes tracked by the Frank Russell Company, except for the Russell Midcap Value Index and the Russell 2500 Value Index, registered double-digit losses for the year.

In the third quarter, the Fund was helped by its conservative positioning, which included overweighted positions in the health care and consumer staples sectors. Stock selection in these two sectors also contributed positively to our relative performance, while underweighting the utilities sector, which includes telecommunications services companies, also helped. Some of the stocks that aided our performance for the quarter included medical device manufacturers Boston Scientific and Guidant, as well as hospital management provider Tenet Healthcare.

On the other hand, performance in the financial services, materials and processing, and consumer discretionary sectors worked against our performance compared with the Russell Index. Within financial services, large banks, asset managers and brokerages were particularly vulnerable due to regulatory issues and the prospect of further workforce contraction. In this group, we reduced our position in Citigroup, a stock with a sizable weighting in the benchmark. In materials and processing, timber company Weyerhaeuser suffered from less favorable prospects for cyclical companies, as did aerospace and defense holding Rockwell Collins. In the consumer discretionary sector, McDonalds declined when the company preannounced lower third-quarter earnings and reduced the number of projected new store openings.

In the fourth quarter, bargain-hunters triggered a broad-based rally. Leading the advance were some of the most oversold segments of the technology and utilities sectors, in many cases companies with weak fundamental outlooks. Since we deliberately avoid such companies, the Fund was at a disadvantage and underperformed the Russell 1000 Value Index, despite the fact that our technology and utility holdings advanced more than 10% for the quarter. Guidant and Tenet Healthcare, strong performers in the previous quarter, detracted from the Fund's performance in the final three months of 2002. Controversy about the way the company billed for Medicare reimbursements led us to sell

Tenet. On the positive side, Boston Scientific and Merck were two of our leading performers. Financial stocks Citigroup and First Data also helped.

For the year overall, the Fund benefited from performance in the producer durables, materials and processing, and health care sectors, while technology, utilities and financial services were detractors.

WHAT IS YOUR OUTLOOK?

We look for an improved environment in 2003, based in part on incremental improvements in underlying business conditions that we see in many industries. Additionally, stock valuations have come down and are closer to their long-term averages. Finally, historically low interest rates and favorable fiscal policy from Washington could set the stage for modest economic growth in the 3% range. If this scenario transpires, we anticipate modestly positive returns for the stock market in 2003.

     MASSMUTUAL CORE VALUE EQUITY FUND
     LARGEST STOCK HOLDINGS (12/31/02)

     Exxon Mobil Corp.
     Rockwell Collins, Inc.
     Citigroup, Inc.
     Weyerhaeuser Co.
     Dow Chemical Co.
     Waste Management, Inc.
     Bank of America Corp.
     Merck & Co., Inc.
     Kellogg Co.
     Anheuser-Busch Companies, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Value Equity Fund Class S and the S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                              FIVE YEAR       SINCE INCEPTION
                            ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                       1/1/02 - 12/31/02  1/1/98 - 12/31/02  10/3/94 - 12/31/02
Class S                     -18.39%           -3.96%              6.38%
--------------------------------------------------------------------------------
S&P 500 Index               -22.09%           -0.58%              9.97%
--------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CLASS S   S&P 500 INDEX
10/3/94          $ 10,000        $ 10,000
Dec-1994         $  9,990        $  9,999
Dec-1995         $ 13,141        $ 13,756
Dec-1996         $ 15,802        $ 16,913
Dec-1997         $ 20,385        $ 22,553
Dec-1998         $ 23,799        $ 28,998
Dec-1999         $ 23,181        $ 35,099
Dec-2000         $ 23,862        $ 31,906
Dec-2001         $ 20,413        $ 28,117
Dec-2002         $ 16,659        $ 21,897

Hypothetical Investments in MassMutual Core Value Equity Fund Class A, Class Y and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                              FIVE YEAR       SINCE INCEPTION
                            ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                       1/1/02 - 12/31/02  1/1/98 - 12/31/02   1/1/98 - 12/31/02
Class A                     -18.76%           -4.47%              -4.47%
Class Y                     -18.46%           -4.08%              -4.08%
--------------------------------------------------------------------------------
S&P 500 Index               -22.09%           -0.58%              -0.58%
--------------------------------------------------------------------------------

[CHART]

                 CLASS A    CLASS Y   S&P 500 INDEX
1/1/98          $ 10,000   $ 10,000        $ 10,000
Dec-1998        $ 11,596   $ 11,649        $ 12,858
Dec-1999        $ 11,233   $ 11,333        $ 15,563
Dec-2000        $ 11,505   $ 11,656        $ 14,147
Dec-2001        $  9,793   $  9,955        $ 12,467
Dec-2002        $  7,955   $  8,118        $  9,713

Hypothetical Investments in MassMutual Core Value Equity Fund Class L and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                           SINCE INCEPTION
                            ONE YEAR        AVERAGE ANNUAL
                       1/1/02 - 12/31/02   5/3/94 - 12/31/02
Class L                     -18.61%            -10.76%
--------------------------------------------------------------------------------
S&P 500 Index               -22.09%            -9.53%
--------------------------------------------------------------------------------

[CHART]

                 CLASS L    S&P 500 INDEX
5/3/99          $ 10,000         $ 10,000
Dec-1999        $  9,237         $ 11,100
Dec-2000        $  9,490         $ 10,090
Dec-2001        $  8,095         $  8,892
Dec-2002        $  6,588         $  6,928

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
EQUITIES -- 98.8%

ADVERTISING -- 0.0%
Getty Images, Inc.*                                         2,800    $       85,540
Harte-Hanks, Inc.                                           1,200            22,404
                                                                     --------------
                                                                            107,944
                                                                     --------------

AEROSPACE & DEFENSE -- 4.9%
Boeing Co.                                                386,600        12,753,934
General Dynamics Corp.                                      4,300           341,291
Goodrich Corp.                                              3,100            56,792
Honeywell
  International, Inc.                                      23,200           556,800
Lockheed Martin Corp.                                       9,200           531,300
Northrop Grumman Corp.                                      1,821           176,637
Raytheon Co.                                                7,400           227,550
Rockwell Collins, Inc.                                  1,265,700        29,440,182
United Technologies Corp.                                  10,500           650,370
                                                                     --------------
                                                                         44,734,856
                                                                     --------------

AIR TRANSPORTATION -- 0.0%
JetBlue Airways Corp.*                                        300             8,100
SkyWest, Inc.                                                 700             9,149
Southwest Airlines Co.                                     12,000           166,800
                                                                     --------------
                                                                            184,049
                                                                     --------------

APPAREL, TEXTILES & SHOES -- 0.2%
Columbia Sportswear Co.*                                    2,800           124,376
Jones Apparel Group, Inc.*                                  6,200           219,728
Limited Brands                                             10,100           140,693
Liz Claiborne, Inc.                                        39,000         1,156,350
Nike, Inc. Cl. B                                            1,300            57,811
Nordstrom, Inc.                                             2,900            55,013
Polo Ralph Lauren Corp.*                                    5,800           126,208
Reebok
  International Limited*                                    5,100           149,940
VF Corp.                                                    5,400           194,670
                                                                     --------------
                                                                          2,224,789
                                                                     --------------

AUTOMOTIVE & PARTS -- 0.8%
American Axle &
  Manufacturing
  Holdings, Inc.*                                           6,300           147,546
ArvinMeritor, Inc.                                          2,000            33,340
Autoliv, Inc.                                              36,700           768,131
AutoNation, Inc.*                                          44,550           559,548
BorgWarner, Inc.                                              900            45,378
Cooper Tire & Rubber Co.                                    2,000            30,680
Dana Corp.                                                 56,700           666,792
Delphi Corp.                                               94,400           759,920
Ford Motor Co.                                             55,100           512,430
General Motors Corp.                                       27,200         1,002,592
General Motors
  Corp. Cl. H*                                              7,900    $       84,530
Genuine Parts Co.                                          26,300           810,040
The Goodyear Tire &
  Rubber Co.                                               22,100           150,501
Lear Corp.*                                                24,700           822,016
Magna International,
  Inc. Cl. A                                               11,800           662,570
Paccar, Inc.                                                4,400           202,972
Sonic Automotive, Inc.*                                     3,200            47,584
SPX Corp.*                                                  1,600            59,920
                                                                     --------------
                                                                          7,366,490
                                                                     --------------

BANKING, SAVINGS & LOANS -- 15.2%
AmSouth Bancorp                                            63,100         1,211,520
Associated Banc-Corp                                        3,360           114,038
Astoria Financial Corp.                                     3,600            97,740
BancorpSouth, Inc.                                          2,600            50,492
Bank of America Corp.                                     361,800        25,170,426
Bank of Hawaii Corp.                                        2,200            66,858
Bank One Corp.                                             90,100         3,293,155
Banknorth Group, Inc.                                       4,300            97,180
BB&T Corp.                                                  9,100           336,609
BOK Financial Corp.*                                        3,900           126,321
Capitol Federal Financial                                   2,700            77,760
Charter One Financial, Inc.                                 6,615           190,049
Citigroup, Inc.                                           830,200        29,214,738
Citizens Banking Corp.                                      1,400            34,692
City National Corp.                                         1,300            57,187
The Colonial
  BancGroup, Inc.                                           3,500            41,755
Comerica, Inc.                                             18,340           793,022
Commerce
  Bancshares, Inc.                                          1,890            74,258
Compass Bancshares, Inc.                                    5,000           156,350
Cullen/Frost Bankers, Inc.                                  4,700           153,690
Downey Financial Corp.                                        700            27,300
F.N.B. Corp.                                                1,300            35,776
Fannie Mae                                                  9,900           636,867
Fifth Third Bancorp                                       300,700        17,605,985
First Midwest Bancorp, Inc.                                 1,500            40,065
First Tennessee
  National Corp.                                            4,600           165,324
First Virginia Banks, Inc.                                  3,000           111,690
FirstMerit Corp.                                            2,200            47,652
FleetBoston
  Financial Corp.                                          82,700         2,009,610
Freddie Mac                                               124,800         7,369,440
Fulton Financial Corp.                                      2,750            48,565
Golden West
  Financial Corp.                                          20,400         1,464,924
Greater Bay Bancorp                                         1,200    $       20,748
Greenpoint Financial Corp.                                  4,700           212,346
Hibernia Corp. Cl. A                                        5,100            98,124
Hudson City Bancorp, Inc.                                   2,400            44,712
Hudson United Bancorp                                       2,700            83,970
Independence Community
  Bank Corp.                                                6,500           164,970
J.P. Morgan Chase & Co.                                    99,800         2,395,200
KeyCorp                                                    56,400         1,417,896
M&T Bank Corp.                                              2,900           230,115
Marshall and Ilsley Corp.                                   7,600           208,088
Mellon Financial Corp.                                      4,200           109,662
National City Corp.                                        62,700         1,712,964
National Commerce
  Financial Corp.                                           5,800           138,330
New York Community
  Bancorp, Inc.                                             5,800           167,504
North Fork
  Bancorporation, Inc.                                      3,700           124,838
Old National Bancorp                                        1,900            46,170
Park National Corp.                                           300            29,640
Popular, Inc.                                               4,300           145,340
Provident Financial
  Group, Inc.                                                 900            23,427
Providian Financial Corp.*                                 29,300           190,157
Regions Financial Corp.                                    39,700         1,324,392
Roslyn Bancorp, Inc.                                        2,300            41,469
Silicon Valley Bancshares*                                  1,300            23,725
Sky Financial Group, Inc.                                   2,300            45,793
SouthTrust Corp.                                           10,900           270,865
Sovereign Bancorp, Inc.                                    13,900           195,295
State Street Corp.                                          2,000            78,000
SunTrust Banks, Inc.                                       23,900         1,360,388
Synovus Financial Corp.                                   472,800         9,172,320
TCF Financial Corp.                                           900            39,321
Trustmark Corp.                                             1,400            33,320
U.S. Bancorp                                              159,500         3,384,590
Union Planters Corp.                                       39,250         1,104,495
UnionBanCal Corp.                                           2,400            94,248
Valley National Bancorp                                     2,900            76,473
Wachovia Corp.                                            110,900         4,041,196
Washington Federal, Inc.                                    5,970           148,354
Washington Mutual, Inc.                                    87,400         3,017,922
Webster Financial Corp.                                     4,500           156,600
Wells Fargo & Co.                                         332,200        15,570,214
Westamerica Bancorp                                           800            32,144
Whitney Holding Corp.                                       2,700            89,991
Wilmington Trust Corp.                                      2,000            63,360
Zions Bancorp                                               2,800           110,177
                                                                     --------------
                                                                        138,959,891
                                                                     --------------

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
BEVERAGES  2.4%
Anheuser-Busch
  Companies, Inc.                                         438,100    $   21,204,040
The Coca-Cola Co.                                           9,400           411,908
Coca-Cola Enterprises, Inc.                                   500            10,860
Constellation Brands, Inc.*                                 1,300            30,823
Coors (Adolph) Co. Cl. B                                      900            55,125
PepsiAmericas, Inc.                                         2,700            36,261
                                                                     --------------
                                                                         21,749,017
                                                                     --------------

BROADCASTING, PUBLISHING & PRINTING -- 2.7%
American Greetings
  Corp. Cl. A*                                              2,100            33,180
AOL Time Warner, Inc.                                      85,600         1,121,360
Belo Corp. Cl. A                                            4,100            87,412
Cablevision Systems
  Corp. Cl. A*                                              2,500            41,850
Clear Channel
  Communications, Inc.*                                     8,000           298,320
Comcast Corp. Cl. A*                                      101,220         2,385,755
Cox Communications,
  Inc. Cl. A*                                               3,600           102,240
Cumulus Media, Inc. Cl. A*                                    500             7,415
Entercom
  Communications Corp.*                                       200             9,384
Fox Entertainment Group,
  Inc. Cl. A*                                               3,900           101,127
Gannett Co., Inc.                                         222,900        16,004,220
Hearst-Argyle
  Television, Inc.*                                           600            14,466
Knight Ridder, Inc.                                         2,600           164,450
Lee Enterprises, Inc.                                       1,500            50,280
Liberty Media Corp. Cl. A*                                 66,200           591,828
McClatchy Co. Cl. A                                           900            51,057
The McGraw-Hill
  Companies, Inc.                                             900            54,396
Meredith Corp.                                              3,600           147,996
New York Times Co. Cl. A                                   19,400           887,162
Radio One, Inc. Cl. D*                                      1,500            21,645
Reader's
  Digest Association                                        3,200            48,320
Tribune Co.                                                 6,400           290,944
USA Interactive*                                            4,900           112,014
Viacom, Inc. Cl. B*                                        39,100         1,593,716
Washington Post Co. Cl. B                                     100            73,800
                                                                     --------------
                                                                         24,294,337
                                                                     --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Lafarge North America, Inc.                                 3,100           101,835
Martin Marietta
  Materials, Inc.                                           8,500           260,610
Masco Corp.                                                30,700           646,235
Vulcan Materials Co.                                        9,700           363,750
                                                                     --------------
                                                                          1,372,430
                                                                     --------------

CHEMICALS -- 5.1%
Air Products &
  Chemicals, Inc.                                           7,000    $      299,250
Albemarle Corp.                                               800            22,760
Ashland, Inc.                                              21,100           601,983
Dow Chemical Co.                                          865,200        25,696,440
Du Pont (E.I.) de
  Nemours & Co.                                            78,500         3,328,400
Eastman Chemical Co.                                        2,400            88,248
Engelhard Corp.                                             3,500            78,225
FMC Corp.*                                                 11,500           314,180
Hercules, Inc.*                                             2,500            22,000
International Flavors &
  Fragrances, Inc.                                            800            28,080
The Lubrizol Corp.                                         20,100           613,050
Lyondell Chemical Co.                                       4,100            51,824
Monsanto Co.                                                8,100           155,925
PPG Industries, Inc.                                      279,600        14,021,940
Praxair, Inc.                                              13,100           756,787
Rohm & Haas Co.                                             5,000           162,400
The Valspar Corp.                                           1,000            44,180
                                                                     --------------
                                                                         46,285,672
                                                                     --------------

COMMERCIAL SERVICES -- 2.9%
Donnelley (R.R.) &
  Sons Co.                                                 16,100           350,497
Dun & Bradstreet Corp.*                                       500            17,245
Fluor Corp.                                                 2,200            61,600
Global Payments, Inc.                                       2,100            67,221
Ikon Office Solutions, Inc.                                 6,600            47,190
Jacobs Engineering
  Group, Inc.*                                              1,000            35,600
Pittston Brink's Group                                      1,100            20,328
Rent-A-Center, Inc.*                                        1,500            74,925
Republic Services, Inc.*                                    5,100           106,998
Ribapharm, Inc.*                                           11,900            77,945
Ryder System, Inc.                                          4,000            89,760
Servicemaster Co.                                           8,900            98,790
United Rentals, Inc.*                                       1,300            13,988
Valassis
  Communications, Inc.*                                     1,900            55,917
Viad Corp.                                                  4,100            91,635
Waste Management, Inc.                                  1,112,000        25,487,040
                                                                     --------------
                                                                         26,696,679
                                                                     --------------

COMMUNICATIONS -- 0.9%
ADC
  Telecommunications, Inc.*                                72,400           151,316
Advanced Fibre
  Communications, Inc.*                                     7,600           126,768
Andrew Corp.*                                               2,500            25,700
Ciena Corp.*                                               15,000            77,100
Citizens
  Communications Co.*                                       4,700            49,585
Harris Corp.                                                  900    $       23,670
IDT Corp.*                                                  1,500            25,935
Nortel Networks Corp.*                                    735,100         1,183,511
Polycom, Inc.*                                                200             1,904
SBC Communications, Inc.                                  199,800         5,416,578
Scientific-Atlanta, Inc.                                    7,600            90,136
Tellabs, Inc.*                                             85,000           617,950
                                                                     --------------
                                                                          7,790,153
                                                                     --------------

COMMUNICATIONS EQUIPMENT -- 0.0%
Motorola, Inc.                                             26,700           230,955
                                                                     --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
3Com Corp.*                                                11,200            51,856
Autodesk, Inc.                                              3,200            45,760
Computer Sciences Corp.*                                    4,600           158,470
Sun Microsystems, Inc.*                                   766,700         2,384,437
Unisys Corp.*                                               8,400            83,160
                                                                     --------------
                                                                          2,723,683
                                                                     --------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Ceridian Corp.*                                             2,800            40,376
Macromedia, Inc.*                                           5,600            59,640
VeriSign, Inc.*                                             3,400            27,268
                                                                     --------------
                                                                            127,284
                                                                     --------------

COMPUTER RELATED SERVICES -- 0.1%
Ingram Micro, Inc. Cl. A*                                  45,500           561,925
                                                                     --------------

COMPUTERS & INFORMATION -- 0.7%
Apple Computer, Inc.*                                      10,600           151,898
Comverse
  Technology, Inc.*                                         2,900            29,058
Diebold, Inc.                                               2,200            90,684
EMC Corp.*                                                830,600         5,099,884
Emulex Corp.*                                                 600            11,130
Jabil Circuit, Inc.*                                          500             8,960
Quantum Corp.*                                             51,900           138,573
Solectron Corp.*                                           67,775           240,601
Storage Technology Corp.*                                   7,400           158,508
Symbol Technologies, Inc.                                   3,500            28,770
Tech Data Corp.*                                           18,500           498,760
Zebra Technologies
  Corp. Cl. A*                                              1,000            57,300
                                                                     --------------
                                                                          6,514,126
                                                                     --------------

COMPUTERS & OFFICE EQUIPMENT -- 1.0%
Electronic Data
  Systems Corp.                                             2,300            42,389
Hewlett-Packard Co.                                       249,903         4,338,316
International Business
  Machines Corp.                                           47,500         3,681,250
Pitney Bowes, Inc.                                         20,700           676,062
Xerox Corp.*                                               25,200           202,860
                                                                     --------------
                                                                          8,940,877
                                                                     --------------

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
CONTAINERS -- 0.2%
Ball Corp.                                                  1,400    $       71,666
Bemis Co., Inc.                                             1,800            89,334
Owens-Illinois, Inc.*                                      10,800           157,464
Pactiv Corp.*                                               6,600           144,276
Sealed Air Corp.*                                             100             3,730
Smurfit-Stone
  Container Corp.*                                         58,000           892,678
Temple-Inland, Inc.                                         1,400            62,734
                                                                     --------------
                                                                          1,421,882
                                                                     --------------

COSMETICS & PERSONAL CARE -- 2.6%
Alberto-Culver Co. Cl. B                                    1,200            60,480
Avon Products, Inc.                                         7,300           393,251
Colgate-Palmolive Co.                                       1,900            99,617
Dial Corp.                                                  7,000           142,590
Estee Lauder Companies,
  Inc. Cl. A                                                  800            21,120
The Gillette Co.                                          672,400        20,414,064
Kimberly-Clark Corp.                                        8,200           389,254
The Procter & Gamble Co.                                   25,500         2,191,470
                                                                     --------------
                                                                         23,711,846
                                                                     --------------

DATA PROCESSING & PREPARATION -- 2.0%
Deluxe Corp.                                               15,100           635,710
First Data Corp.                                          489,500        17,333,195
NCR Corp.*                                                  2,500            59,350
WebMD Corp.*                                                3,600            30,780
                                                                     --------------
                                                                         18,059,035
                                                                     --------------

ELECTRIC UTILITIES -- 5.6%
AES Corp.*                                                  7,800            23,556
Ameren Corp.                                               22,900           951,953
American Electric
  Power Co.                                                36,600         1,000,278
Calpine Corp.*                                              7,700            25,102
CenterPoint Energy, Inc.                                   10,800            91,800
Cinergy Corp.                                              27,975           943,317
CMS Energy Corp.                                           47,000           443,680
Consolidated Edison, Inc.                                  31,400         1,344,548
Constellation Energy
  Group, Inc.                                              38,500         1,071,070
Dominion Resources, Inc.                                    9,500           521,550
DPL, Inc.                                                   3,900            59,826
DTE Energy Co.                                              5,300           245,920
Duke Energy Corp.                                             900            17,586
Edison International*                                      18,800           222,780
Energy East Corp.                                           3,600            79,524
Entergy Corp.                                             287,200        13,093,448
Exelon Corp.                                              146,700         7,741,359
FirstEnergy Corp.                                           8,600           283,542
FPL Group, Inc.                                           124,100         7,462,133
Great Plains Energy, Inc.                                   1,800            41,184
Hawaiian Electric
  Industries, Inc.                                          1,100    $       48,378
MDU Resources
  Group, Inc.                                               2,200            56,782
Mirant Corp.*                                              22,300            42,147
NiSource, Inc.                                              7,600           152,000
Northeast Utilities                                        40,600           615,902
NSTAR                                                       2,400           106,536
OGE Energy Corp.                                            2,400            42,240
Pepco Holdings, Inc.                                        4,800            93,072
PG&E Corp.*                                                14,100           195,990
Pinnacle West
  Capital Corp.                                             2,400            81,816
PPL Corp.                                                 320,200        11,104,536
Progress Energy, Inc.                                       7,400           320,790
Public Service Enterprise
  Group, Inc.                                              22,700           728,670
Puget Energy, Inc.                                         33,400           736,470
Reliant Resources, Inc.*                                   76,516           244,851
SCANA Corp.                                                 3,400           105,264
Southern Co.                                               24,700           701,233
Teco Energy, Inc.                                           4,000            61,880
TXU Corp.                                                   5,400           100,872
Westar Energy, Inc.                                         8,000            79,200
Wisconsin Energy Corp.                                      3,600            90,720
                                                                     --------------
                                                                         51,373,505
                                                                     --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.5%
Advanced Micro
  Devices, Inc.*                                            4,400            28,424
American Power
  Conversion Corp.*                                        11,100           168,165
Avnet, Inc.*                                                3,500            37,905
AVX Corp.                                                   1,500            14,700
Emerson Electric Co.                                       12,900           655,965
Energizer Holdings, Inc.*                                   5,300           147,870
Flextronics
  International Limited*                                  176,900         1,448,811
Hubbell, Inc. Cl. B                                        17,900           629,006
Intel Corp.                                               372,400         5,798,268
Intersil Corp. Cl. A*                                       1,300            18,122
JDS Uniphase Corp.*                                        18,900            46,683
Johnson Controls, Inc.                                      2,700           216,459
LSI Logic Corp.*                                            5,600            32,312
Micron Technology, Inc.*                                  443,200         4,316,768
Rockwell Automation, Inc.                                   5,200           107,692
Vishay
  Intertechnology, Inc.*                                    3,500            39,130
                                                                     --------------
                                                                         13,706,280
                                                                     --------------

ENERGY -- 10.6%
Amerada Hess Corp.                                          1,800            99,090
Anadarko Petroleum Corp.                                    4,200           201,180
Apache Corp.                                              276,290        15,745,767
Burlington Resources, Inc.                                  5,500    $      234,575
ChevronTexaco Corp.                                       179,100        11,906,568
Cimarex Energy Co.*                                           744            13,318
ConocoPhillips                                             56,367         2,727,599
Devon Energy Corp.                                          5,300           243,270
El Paso Corp.                                              16,800           116,928
Ensco International, Inc.                                     800            23,560
EOG Resources, Inc.                                         2,100            83,832
Equitable Resources, Inc.                                   2,200            77,088
Exxon Mobil Corp.                                       1,308,000        45,701,520
Forest Oil Corp.*                                             500            13,780
GlobalSantaFe Corp.                                       355,800         8,653,056
Halliburton Co.                                            10,000           187,100
Helmerich & Payne, Inc.                                     1,400            39,074
Kerr-McGee Corp.                                            3,100           137,330
KeySpan Corp.                                               4,000           140,960
Kinder Morgan, Inc.                                         1,900            80,313
Marathon Oil Corp.                                         45,400           966,566
Nabors
  Industries Limited*                                     165,600         5,840,712
National Fuel Gas Co.                                       2,200            45,606
Nicor, Inc.                                                 1,400            47,642
Occidental
  Petroleum Corp.                                          54,000         1,536,300
Ocean Energy, Inc.                                          2,000            39,940
Peoples Energy Corp.                                        1,200            46,380
Pioneer Natural
  Resources Co.*                                            3,000            75,750
Pogo Producing Co.                                          1,600            59,600
Questar Corp.                                               2,500            69,550
Rowan Companies, Inc.                                       1,200            27,240
Sempra Energy                                              25,100           593,615
Tidewater, Inc.                                             1,200            37,320
Unocal Corp.                                                8,000           244,640
Valero Energy Corp.                                        24,500           905,030
Vectren Corp.                                               2,100            48,300
The Williams
  Companies, Inc.                                          12,400            33,480
Xcel Energy, Inc.                                          12,400           136,400
XTO Energy, Inc.                                            7,100           175,370
                                                                     --------------
                                                                         97,355,349
                                                                     --------------

ENTERTAINMENT & LEISURE -- 0.2%
Blockbuster, Inc. Cl. A                                       700             8,575
Brunswick Corp.                                             4,000            79,440
The Walt Disney Co.                                        85,200         1,389,612
GTECH Holdings Corp.*                                       5,900           164,374
Harrah's
  Entertainment, Inc.*                                      1,800            71,280
International Speedway
  Corp. Cl. A                                                 800            29,832
Park Place
  Entertainment Corp.*                                      8,500            71,400
                                                                     --------------
                                                                          1,814,513
                                                                     --------------

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
FINANCIAL SERVICES -- 3.6%
Affiliated Managers
  Group, Inc.*                                              1,300    $       65,390
Allied Capital Corp.                                          400             8,732
AMB Property Corp.                                          2,300            62,928
American Express Co.                                       14,000           494,900
AmeriCredit Corp.*                                         17,600           136,224
Annaly Mortgage
  Management, Inc.                                          2,600            48,880
Archstone-Smith Trust                                       5,500           129,470
Arden Realty, Inc.                                          3,600            79,740
AvalonBay
  Communities, Inc.                                         1,800            70,452
Bear Stearns
  Companies, Inc.                                          18,900         1,122,660
Boston Properties, Inc.                                     2,800           103,208
Camden Property Trust                                         900            29,700
CarrAmerica Realty Corp.                                    6,000           150,300
Countrywide
  Financial Corp.                                          15,700           810,905
Cousins Properties, Inc.                                    1,100            27,170
Crescent Real Estate
  Equities Co.                                              2,400            39,936
Developers Diversified
  Realty Corp.                                              1,700            37,383
Doral Financial Corp.                                       5,100           145,860
Duke Realty Corp.                                           3,500            89,075
E*TRADE Group, Inc.*                                       31,800           154,548
First Industrial Realty
  Trust, Inc.                                               1,000            28,000
Franklin Resources, Inc.                                  399,800        13,625,184
General Growth
  Properties, Inc.                                          2,100           109,200
The Goldman Sachs
  Group, Inc.                                              15,000         1,021,500
Health Care Property
  Investors, Inc.                                           1,600            61,280
Highwoods
  Properties, Inc.                                          3,200            70,720
Hospitalities
  Properties Trust                                          2,900           102,080
Household
  International, Inc.                                      11,900           330,939
Huntington
  Bancshares, Inc.                                         57,900         1,083,309
IndyMac Bancorp, Inc.*                                      8,100           149,769
iStar Financial, Inc.                                       1,600            44,880
Kimco Realty Corp.                                          2,600            79,664
LaBranche & Co., Inc.*                                      3,000            79,920
Legg Mason, Inc.                                              900            43,686
Lehman Brothers
  Holdings, Inc.                                           23,100         1,230,999
Liberty Property Trust                                      5,300           169,282
Mack-Cali Realty Corp.                                      5,000           151,500
Mercantile
  Bankshares Corp.                                          2,100    $       81,039
Merrill Lynch & Co., Inc.                                  36,900         1,400,355
Morgan Stanley                                            215,300         8,594,776
New Plan Excel
  Realty Trust                                              3,000            57,270
PNC Financial Services
  Group, Inc.                                               8,800           368,720
ProLogis Trust                                              4,199           105,605
Public Storage, Inc.                                        3,100           100,161
Raymond James
  Financial, Inc.                                           1,200            35,496
Reckson Associates
  Realty Corp.                                              1,400            29,470
The Rouse Co.                                               1,900            60,230
Simon Property
  Group, Inc.                                               4,100           139,687
Trizec Properties, Inc.                                     7,700            72,303
United Dominion Realty
  Trust, Inc.                                               3,100            50,716
Weingarten
  Realty Investors                                          1,200            44,232
                                                                     --------------
                                                                         33,329,433
                                                                     --------------

FOODS -- 5.3%
Archer-Daniels-Midland Co.                                 90,600         1,123,440
Campbell Soup Co.                                           7,000           164,290
ConAgra Foods, Inc.                                        63,400         1,585,634
Dean Foods Co.*                                             2,800           103,880
Del Monte Foods Co.*                                      238,944         1,839,869
Dole Food Co.                                               2,900            94,482
Heinz (H. J.) Co.                                         534,900        17,582,163
Hershey Foods Corp.                                         1,400            94,416
Hormel Foods Corp.                                          1,400            32,662
Kellogg Co.                                               656,800        22,508,536
Kraft Foods, Inc. Cl. A                                     4,000           155,720
The Kroger Co.*                                             5,700            88,065
McCormick & Co., Inc.                                       2,000            46,400
Safeway, Inc.*                                             41,400           967,104
Sara Lee Corp.                                             60,500         1,361,855
SuperValu, Inc.                                             4,300            70,993
Tyson Foods, Inc. Cl. A                                    70,700           793,254
Wrigley (Wm.) Jr. Co.                                         900            49,392
                                                                     --------------
                                                                         48,662,155
                                                                     --------------

FOREST PRODUCTS & PAPER -- 3.3%
Boise Cascade Corp.                                        21,000           529,620
Georgia-Pacific Corp.                                      59,900           967,984
International Paper Co.                                    47,400         1,657,578
MeadWestvaco Corp.                                         35,800           884,618
Plum Creek Timber
  Co., Inc.                                                 4,900           115,640
Rayonier, Inc.                                              1,200            54,300
Sonoco Products Co.                                         3,200            73,376
Weyerhaeuser Co.                                          523,900    $   25,781,119
                                                                     --------------
                                                                         30,064,235
                                                                     --------------

HEALTHCARE -- 0.3%
Coventry Health Care, Inc.*                                 4,500           130,635
Health Net, Inc.*                                          41,700         1,100,880
Healthsouth Corp.*                                         11,200            47,040
Human Genome
  Sciences, Inc.*                                           2,200            19,382
Humana, Inc.*                                              51,500           515,000
Manor Care, Inc.*                                           2,100            39,081
Oxford Health Plans, Inc.*                                 18,300           667,035
Triad Hospitals, Inc.*                                      1,200            35,796
                                                                     --------------
                                                                          2,554,849
                                                                     --------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.4%
Centex Corp.                                                2,100           105,420
D.R. Horton, Inc.                                           2,600            45,110
Hillenbrand
  Industries, Inc.                                          2,000            96,620
HON Industries, Inc.                                        1,700            48,076
KB Home                                                    18,200           779,870
La-Z-Boy, Inc.                                              1,400            33,572
Leggett & Platt, Inc.                                      39,000           875,160
Lennar Corp.                                                1,900            98,040
Pulte Homes, Inc.                                          22,600         1,081,862
The Ryland Group, Inc.                                      3,600           120,060
Toll Brothers, Inc.*                                        1,400            28,280
Whirlpool Corp.                                            14,200           741,524
                                                                     --------------
                                                                          4,053,594
                                                                     --------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                       19,700           844,933
The Clorox Co.                                              4,100           169,125
Corning, Inc.*                                            277,800           919,518
Fortune Brands, Inc.                                       28,300         1,316,233
Newell Rubbermaid, Inc.                                     7,500           227,475
RPM, Inc.                                                   4,200            64,176
Sherwin-Williams Co.                                       31,800           898,350
Snap-On, Inc.                                               1,400            39,354
                                                                     --------------
                                                                          4,479,164
                                                                     --------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                       2,500           128,875
                                                                     --------------

INDUSTRIAL - DIVERSIFIED -- 0.3%
3M Co.                                                      3,300           406,890
Cooper Industries
  Limited Cl. A                                            20,900           761,805
Eaton Corp.                                                14,600         1,140,406
Harsco Corp.                                                1,200            38,268
Illinois Tool Works, Inc.                                   2,200           142,692
ITT Industries, Inc.                                        3,000           182,070
Lancaster Colony Corp.                                      2,300            89,884

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
Textron, Inc.                                               4,300    $      184,857
                                                                     --------------
                                                                          2,946,872
                                                                     --------------

INSURANCE -- 6.1%
Aetna, Inc.                                                29,500         1,213,040
AFLAC, Inc.                                                 8,300           249,996
Alleghany Corp.*                                              102            18,105
Allstate Corp.                                             51,600         1,908,684
Ambac Financial
  Group, Inc.                                               2,500           140,600
American Financial
  Group, Inc.                                               3,200            73,824
American International
  Group, Inc.                                             171,900         9,944,415
American National
  Insurance Co.                                               900            73,818
AmerUs Group Co.                                            2,700            76,329
Anthem, Inc.*                                               1,155            72,650
Aon Corp.                                                  45,600           861,384
Berkley (W.R.) Corp.                                        1,250            49,513
Chubb Corp.                                                16,200           845,640
Cigna Corp.                                                24,400         1,003,328
Cincinnati Financial Corp.                                  4,300           161,465
CNA Financial Corp.*                                          800            20,480
Erie Indemnity Co. Cl. A                                      500            18,130
Fidelity National
  Financial, Inc.                                           5,730           188,116
First American Corp.                                        7,600           168,720
The Hartford Financial
  Services Group, Inc.                                      7,800           354,354
HCC Insurance
  Holdings, Inc.                                            1,600            39,360
Jefferson-Pilot Corp.                                       4,700           179,117
John Hancock
  Financial Services, Inc.                                  9,200           256,680
Leucadia National Corp.                                     1,000            37,310
Lincoln National Corp.                                      5,500           173,690
Loews Corp.                                                 4,200           186,732
Marsh & McLennan
  Companies, Inc.                                             500            23,105
MBIA, Inc.                                                  5,700           250,002
Metlife, Inc.                                              44,900         1,214,096
MGIC Investment Corp.                                      17,800           735,140
Nationwide Financial
  Services, Inc. Cl. A                                        700            20,055
Old Republic
  International Corp.                                       7,200           201,600
The PMI Group, Inc.                                       495,400        14,881,816
Principal Financial
  Group, Inc.                                               9,600           289,248
Progressive Corp.                                           2,500           124,075
Protective Life Corp.                                       5,600           154,112
Prudential Financial, Inc.                                 18,300           580,842
Radian Group, Inc.                                        425,000        15,788,750
Reinsurance Group of
  America, Inc.                                             2,500    $       67,700
Safeco Corp.                                                3,600           124,812
The St. Paul
  Companies, Inc.                                           7,400           251,970
StanCorp Financial
  Group, Inc.                                               1,000            48,850
Torchmark Corp.                                             3,600           131,508
Transatlantic
  Holdings, Inc.                                              600            40,020
Travelers Property
  Casualty Corp. Cl. A*                                    73,768         1,080,701
Travelers Property
  Casualty Corp. Cl. B*                                    95,126         1,393,596
Unitrin, Inc.                                                 800            23,376
UnumProvident Corp.                                         8,800           154,352
Wesco Financial Corp.                                         100            30,995
                                                                     --------------
                                                                         55,926,201
                                                                     --------------

LODGING -- 0.0%
Hilton Hotels Corp.                                         8,300           105,493
Mandalay Resort Group*                                      1,200            36,732
Marriott International,
  Inc. Cl. A                                                2,900            95,323
MGM Mirage, Inc.*                                           2,100            69,237
Starwood Hotels & Resorts
  Worldwide, Inc.                                           2,100            49,854
                                                                     --------------
                                                                            356,639
                                                                     --------------

MACHINERY & COMPONENTS -- 0.2%
Agco Corp.*                                                 1,200            26,520
Caterpillar, Inc.                                           6,400           292,608
Cummins, Inc.                                              13,300           374,129
Deere & Co.                                                 9,500           435,575
FMC Technologies, Inc.*                                     1,700            34,731
Parker-Hannifin Corp.                                       3,600           166,068
Timken Co.                                                  1,700            32,470
York International Corp.                                    5,800           148,306
                                                                     --------------
                                                                          1,510,407
                                                                     --------------

MANUFACTURING -- 0.5%
American Standard
  Companies, Inc.*                                            100             7,114
Applied Materials, Inc.*                                  352,700         4,595,681
AptarGroup, Inc.                                            1,100            34,364
Avery Dennison Corp.                                          500            30,540
Pentair, Inc.                                               2,700            93,285
                                                                     --------------
                                                                          4,760,984
                                                                     --------------

MEDICAL SUPPLIES -- 4.1%
Agilent Technologies, Inc.*                                 7,600           136,496
Bard (C.R.), Inc.                                           2,600           150,800
Bausch & Lomb, Inc.                                         2,200            79,200
Becton, Dickinson & Co.                                     7,000           214,830
Boston Scientific Corp.*                                  413,400        17,577,768
Guidant Corp.*                                            627,800    $   19,367,630
Steris Corp.*                                               5,900           143,075
Tektronix, Inc.*                                            2,100            38,199
Thermo Electron Corp.*                                      5,400           108,648
                                                                     --------------
                                                                         37,816,646
                                                                     --------------

METALS & MINING -- 0.1%
AK Steel Holding Corp.*                                     3,800            30,400
Alcoa, Inc.                                                26,600           605,948
Allegheny
  Technologies, Inc.                                        4,600            28,658
Crane Co.                                                   1,600            31,888
Nucor Corp.                                                 2,900           119,770
Phelps Dodge Corp.*                                         3,600           113,940
Precision Castparts Corp.                                   1,700            41,225
The Shaw Group, Inc.*                                       4,200            69,090
United States Steel Corp.                                  13,000           170,560
                                                                     --------------
                                                                          1,211,479
                                                                     --------------

PHARMACEUTICALS -- 3.9%
Abbott Laboratories                                         4,800           192,000
AmerisourceBergen Corp.                                     1,000            54,310
Bristol-Myers Squibb Co.                                  392,700         9,091,005
Henry Schein, Inc.*                                         3,300           148,500
ICN Pharmaceuticals, Inc.                                   2,000            21,820
Invitrogen Corp.*                                           1,200            37,596
McKesson Corp.                                              1,400            37,842
Medicis Pharmaceutical
  Corp. Cl. A*                                                500            24,835
Merck & Co., Inc.                                         443,300        25,095,213
Millennium
  Pharmaceuticals, Inc.*                                    2,300            18,262
Mylan Laboratories, Inc.                                      300            10,470
Schering-Plough Corp.                                      27,500           610,500
Sigma-Aldrich Corp.                                         1,800            87,660
Watson
  Pharmaceutical, Inc.*                                     2,000            56,540
                                                                     --------------
                                                                         35,486,553
                                                                     --------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.2%
Eastman Kodak Co.                                          40,200         1,408,608
                                                                     --------------

PREPACKAGED SOFTWARE -- 3.8%
Ascential Software Corp.*                               3,075,600         7,381,440
BMC Software, Inc.*                                         5,300            90,683
Computer Associates
  International, Inc.                                       7,600           102,600
Compuware Corp.*                                          697,600         3,348,480
Oracle Corp.*                                           1,191,400        12,867,120
Rational Software Corp.*                                      800             8,312
Sybase, Inc.*                                                 300             4,020
Symantec Corp.*                                           260,600        10,541,270
Veritas Software Corp.*                                     1,800            28,116
                                                                     --------------
                                                                         34,372,041
                                                                     --------------

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF          MARKET
                                                        SHARES            VALUE
                                                     ------------    --------------
REAL ESTATE -- 1.6%
Apartment Investment &
  Management Co. Cl. A                                      2,100    $       78,708
Catellus
  Development Corp.*                                          600            11,910
Centerpoint
  Properties Corp.                                            600            34,290
Equity Office
  Properties Trust                                        551,700        13,781,466
Equity Residential                                          8,500           208,930
Host Marriott Corp.*                                       11,000            97,350
                                                                     --------------
                                                                         14,212,654
                                                                     --------------

RESTAURANTS -- 1.1%
Brinker International, Inc.*                                2,200            70,950
CBRL Group, Inc.                                            5,500           165,715
McDonald's Corp.                                          568,200         9,136,656
Outback Steakhouse, Inc.                                    4,200           144,648
Wendy's
  International, Inc.                                      25,100           679,457
Yum! Brands, Inc.*                                          1,900            46,018
                                                                     --------------
                                                                         10,243,444
                                                                     --------------

RETAIL -- 0.5%
Barnes & Noble, Inc.*                                         900            16,263
Big Lots, Inc.*                                             1,700            22,491
Borders Group, Inc.*                                        1,900            30,590
Carmax, Inc.*                                               1,946            34,794
Circuit City Stores, Inc.                                   6,200            46,004
Costco Wholesale Corp.*                                     6,700           188,002
CVS Corp.                                                  13,800           344,586
Dillards, Inc. Cl. A                                        3,500            55,510
Federated Department
  Stores, Inc.*                                            30,900           888,684
Foot Locker, Inc.*                                          3,500            36,750
J.C. Penney Company, Inc.                                   8,000           184,080
The May Department
  Stores Co.                                                8,600           197,628
Neiman Marcus Group,
  Inc. Cl. A*                                                 600            18,234
Office Depot, Inc.*                                        10,500           154,980
Pier 1 Imports, Inc.                                        4,200            79,506
Saks, Inc.*                                                 3,700            43,438
Sears, Roebuck and Co.                                     43,800         1,049,010
TJX Companies, Inc.                                        38,600           753,472
Toys R Us, Inc.*                                            5,100            51,000
Zale Corp.*                                                   700            22,330
                                                                     --------------
                                                                          4,217,352
                                                                     --------------

RETAIL - GROCERY -- 0.0%
Albertson's, Inc.                                          11,300           251,538
Winn-Dixie Stores, Inc.                                     2,100            32,088
                                                                     --------------
                                                                            283,626
                                                                     --------------

RETAIL - INTERNET -- 0.0%
Ticketmaster Cl. B*                                         4,900    $      103,978
                                                                     --------------

TELEPHONE UTILITIES -- 1.5%
Alltel Corp.                                               10,400           530,400
AT&T Corp.                                                 50,480         1,318,033
AT&T Wireless
  Services, Inc.*                                         204,400         1,154,860
BellSouth Corp.                                           111,900         2,894,853
CenturyTel, Inc.                                            4,500           132,210
Qwest Communications
  International, Inc.*                                    141,700           708,500
Sprint Corp. (FON Group)                                   75,600         1,094,688
Telephone & Data
  Systems, Inc.                                             1,300            61,126
Verizon
  Communications, Inc.                                    148,600         5,758,250
                                                                     --------------
                                                                         13,652,920
                                                                     --------------
TOBACCO -- 0.4%
Loews Corp. -
  Carolina Group                                            6,300           127,701
Philip Morris
  Companies, Inc.                                          77,900         3,157,287
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                            3,600           151,596
UST, Inc.                                                   2,700            90,261
                                                                     --------------
                                                                          3,526,845
                                                                     --------------

TOYS, GAMES -- 0.0%
Mattel, Inc.                                                  900            17,235
                                                                     --------------

TRANSPORTATION -- 0.5%
Burlington Northern
  Santa Fe Corp.                                           49,800         1,295,298
CNF, Inc.                                                   1,500            49,860
CSX Corp.                                                  36,600         1,036,146
FedEx Corp.                                                10,400           563,888
Norfolk Southern Corp.                                     12,200           243,878
Union Pacific Corp.                                        24,500         1,466,815
                                                                     --------------
                                                                          4,655,885
                                                                     --------------

TRAVEL -- 0.5%
Sabre Holdings Corp.*                                     256,200         4,639,782
                                                                     --------------

WATER COMPANIES -- 0.0%
American Water Works
  Co., Inc.                                                 1,500            68,220
                                                                     --------------

TOTAL EQUITIES
(COST $1,029,792,142)                                                   902,998,243
                                                                     ==============

                                                       PRINCIPAL         MARKET
                                                         AMOUNT          VALUE
                                                     ------------   ---------------
SHORT-TERM INVESTMENTS -- 7.7%

CASH EQUIVALENTS -- 6.5%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  $  2,389,071   $     2,389,071
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                     1,420,366         1,420,366
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                     7,101,830         7,101,830
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                     3,550,915         3,550,915
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                     3,195,824         3,195,824
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                     5,326,373         5,326,373
General Electric
  Capital Corp.
  1.300% 01/06/2003                                     3,543,221         3,543,221
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                     1,775,458         1,775,458
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                       355,092           355,092
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                     1,065,275         1,065,275
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                     1,065,275         1,065,275
Merrimac Money
  Market Fund                                          13,493,477        13,493,477
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                     3,550,915         3,550,915
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                     2,840,732         2,840,732
National Bank of
  Commerce
  1.400% 05/23/2003                                     1,775,458         1,775,458
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                     4,971,280         4,971,280

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF        MARKET
                                                        SHARES           VALUE
                                                     ------------   ---------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                  $  1,065,274   $     1,065,274

Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                     1,420,366         1,420,366
                                                                    ---------------
                                                                         59,906,202
                                                                    ---------------

REPURCHASE AGREEMENT -- 1.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                    10,717,712        10,717,712
                                                                    ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      70,623,914
                                                                    ===============

TOTAL INVESTMENTS -- 106.5%
(COST $1,100,416,056)***                                                973,622,157

OTHER ASSETS/
(LIABILITIES) -- (6.5%)                                                 (59,389,776)
                                                                    ===============

NET ASSETS  100.0%                                                  $   914,232,381
                                                                    ===============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity Value of $10,718,308. Collateralized by U.S. Government Agency obligation with a rate of 1.97%, maturity date of 03/20/2032, and aggregate market value, including accrued interest, of $11,253,598.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                 DECEMBER 31, 2002
                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $1,029,792,142) (NOTE 2)                                     $     902,998,243
        Short-term investments, at amortized cost (NOTE 2)                                              70,623,914
                                                                                                 -----------------
            Total Investments (including securities on loan with market values of $57,863,440)         973,622,157
        Receivables from:
            Fund shares sold                                                                               317,887
            Interest and dividends                                                                       1,980,519
                                                                                                 -----------------
                 Total assets                                                                          975,920,563
                                                                                                 -----------------

LIABILITIES:
        Payables for:
            Fund shares repurchased                                                                      1,232,153
            Securities on loan (NOTE 2)                                                                 59,906,202
            Directors' fees and expenses (NOTE 3)                                                           21,688
            Affiliates (NOTE 3):
                 Investment management fees                                                                407,953
                 Administration fees                                                                        71,799
                 Service fees                                                                                9,853
        Accrued expense and other liabilities                                                               38,534
                                                                                                 -----------------
                 Total liabilities                                                                      61,688,182
                                                                                                 -----------------
        NET ASSETS                                                                               $     914,232,381
                                                                                                 =================
NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $   1,178,030,259
        Undistributed net investment income                                                             13,987,342
        Accumulated net realized loss on investments                                                  (150,991,321)
        Net unrealized depreciation on investments                                                    (126,793,899)
                                                                                                 -----------------
                                                                                                 $     914,232,381
                                                                                                 =================

NET ASSETS:
        Class A                                                                                  $      15,721,927
                                                                                                 =================
        Class L                                                                                  $      56,616,249
                                                                                                 =================
        Class Y                                                                                  $       8,755,238
                                                                                                 =================
        Class S                                                                                  $     833,037,846
                                                                                                 =================
        Class N                                                                                  $         101,121
                                                                                                 =================
SHARES OUTSTANDING:
        Class A                                                                                          2,246,838
                                                                                                 =================
        Class L                                                                                          8,003,568
                                                                                                 =================
        Class Y                                                                                          1,232,769
                                                                                                 =================
        Class S                                                                                        116,840,392
                                                                                                 =================
        Class N                                                                                             14,511
                                                                                                 =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $            7.00
                                                                                                 =================
        Class L                                                                                  $            7.07
                                                                                                 =================
        Class Y                                                                                  $            7.10
                                                                                                 =================
        Class S                                                                                  $            7.13
                                                                                                 =================
        Class N                                                                                  $            6.97
                                                                                                 =================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                YEAR ENDED
                                                                            DECEMBER 31, 2002
                                                                            -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $3,001)                         $   20,829,917
        Interest (including securities lending income of $53,882)                   174,476
                                                                             --------------
                Total investment income                                          21,004,393
                                                                             --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                       5,750,403
        Custody fees                                                                187,869
        Shareholder reporting fees                                                   41,995
        Directors' fees (NOTE 3)                                                     26,639
        Audit and legal fees                                                         23,393
                                                                             --------------
                                                                                  6,030,299
        Administration fees (NOTE 3):
            Class A                                                                  58,169
            Class L                                                                 180,361
            Class Y                                                                  17,952
            Class S                                                                 718,359
            Class N                                                                       1*
        Service fees (NOTE 3):
            Class A                                                                  45,802
            Class N                                                                       1*
        Miscellaneous fees                                                            1,323
                                                                             --------------
                Total expenses                                                    7,052,267
                                                                             --------------
                NET INVESTMENT INCOME                                            13,952,126
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                           (147,265,010)
        Net change in unrealized appreciation (depreciation) on investments     (99,117,493)
                                                                             --------------
                NET REALIZED AND UNREALIZED LOSS                               (246,382,503)
                                                                             --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (232,430,377)
                                                                             ==============

  * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED             YEAR ENDED
                                                                               DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                              ------------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                 $       13,952,126     $       17,876,749
        Net realized gain (loss) on investment transactions                         (147,265,010)           196,262,097
        Net change in unrealized appreciation (depreciation) on investments          (99,117,493)          (519,227,294)
                                                                              ------------------     ------------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (232,430,377)          (305,088,448)
                                                                              ------------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                -               (186,283)
        Class L                                                                                -               (504,327)
        Class Y                                                                                -               (159,326)
        Class S                                                                                -            (17,076,376)
                                                                              ------------------     ------------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     -            (17,926,312)
                                                                              ------------------     ------------------
        From net realized gains:
        Class A                                                                         (261,614)            (4,213,375)
        Class L                                                                         (843,645)            (9,804,567)
        Class Y                                                                         (140,183)            (2,912,087)
        Class S                                                                      (13,996,694)          (283,389,666)
                                                                              ------------------     ------------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                              (15,242,136)          (300,319,695)
                                                                              ------------------     ------------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                       (1,817,076)            16,747,966
        Class L                                                                       17,933,537             27,944,182
        Class Y                                                                       (3,119,721)               588,961
        Class S                                                                     (359,854,964)           (54,559,153)
        Class N                                                                          101,000*                     -
                                                                              ------------------     ------------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                 (346,757,224)            (9,278,044)
                                                                              ------------------     ------------------
        TOTAL DECREASE IN NET ASSETS                                                (594,429,737)          (632,612,499)
NET ASSETS:
        Beginning of year                                                          1,508,662,118          2,141,274,617
                                                                              ------------------     ------------------
        End of year (including undistributed net investment income of
           $13,987,342 and distributions in excess of net investment income
           of $10,805, respectively)                                          $      914,232,381     $    1,508,662,118
                                                                              ==================     ==================

    * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                       ----------
                                                        YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         12/31/02        12/31/01       12/31/00       12/31/99      12/31/98+
                                                        ----------      ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     8.75      $    12.73     $    16.31     $    18.40     $    18.02
                                                        ----------      ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.06***         0.06***        0.09***        0.17***        0.19***
  Net realized and unrealized gain (loss)
     on investments                                          (1.70)          (1.94)          0.28          (0.75)          2.60
                                                        ----------      ----------     ----------     ----------     ----------
       Total income (loss) from investment operations        (1.64)          (1.88)          0.37          (0.58)          2.79
                                                        ----------      ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     -           (0.09)         (0.19)         (0.28)         (0.43)
  From net realized gains                                    (0.11)          (2.01)         (3.76)         (1.23)         (1.98)
                                                        ----------      ----------     ----------     ----------     ----------
       Total distributions                                   (0.11)          (2.10)         (3.95)         (1.51)         (2.41)
                                                        ----------      ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                          $     7.00      $     8.75     $    12.73     $    16.31     $    18.40
                                                        ==========      ==========     ==========     ==========     ==========
TOTAL RETURN@                                               (18.76)%        (14.88)%         2.42%         (3.13)%        15.96%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                     $   15,722      $   21,649     $   12,084     $    1,841     $      227
  Net expenses to average daily net assets                    1.09%           1.10%          1.09%          1.10%          1.20%
  Net investment income to average daily net assets           0.76%           0.54%          0.56%          0.92%          1.01%
  Portfolio turnover rate                                       62%             99%            69%            10%            12%

                                                                                   CLASS L
                                                                                   -------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                         12/31/02         12/31/01         12/31/00         12/31/99++
                                                        ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     8.82       $    12.80       $    16.35       $    19.36
                                                        ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.08***          0.09***          0.13***          0.20***
  Net realized and unrealized gain (loss)
     on investments                                          (1.72)           (1.96)            0.29            (1.68)
                                                        ----------       ----------       ----------       ----------
       Total income (loss) from investment operations        (1.64)           (1.87)            0.42            (1.48)
                                                        ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     -            (0.10)           (0.21)           (0.30)
  From net realized gains                                    (0.11)           (2.01)           (3.76)           (1.23)
                                                        ----------       ----------       ----------       ----------
       Total distributions                                   (0.11)           (2.11)           (3.97)           (1.53)
                                                        ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                          $     7.07       $     8.82       $    12.80       $    16.35
                                                        ==========       ==========       ==========       ==========
TOTAL RETURN@                                               (18.61)%         (14.71)%           2.74%           (7.63)%**

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                     $   56,616       $   51,480       $   41,293       $    2,380
  Net expenses to average daily net assets                    0.84%            0.85%            0.84%            0.84%*
  Net investment income to average daily net assets           1.04%            0.77%            0.82%            1.68%*
  Portfolio turnover rate                                       62%              99%              69%              10%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARES AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  +   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               CLASS Y
                                                                               -------
                                             YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              12/31/02        12/31/01         12/31/00         12/31/99        12/31/98+
                                             ----------      ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     8.84      $    12.82       $    16.35       $    18.39       $    18.03
                                             ----------      ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                            0.09***         0.10***          0.18***          0.23***          0.27***
  Net realized and unrealized gain (loss)
     on investments                               (1.72)          (1.96)            0.26            (0.73)            2.63
                                             ----------      ----------       ----------       ----------       ----------
       Total income (loss) from investment
         operations                               (1.63)          (1.86)            0.44            (0.50)            2.90
                                             ----------      ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          -           (0.11)           (0.21)           (0.31)           (0.56)
  From net realized gains                         (0.11)          (2.01)           (3.76)           (1.23)           (1.98)
                                             ----------      ----------       ----------       ----------       ----------
       Total distributions                        (0.11)          (2.12)           (3.97)           (1.54)           (2.54)
                                             ----------      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $     7.10      $     8.84       $    12.82       $    16.35       $    18.39
                                             ==========      ==========       ==========       ==========       ==========
TOTAL RETURN@                                    (18.46)%        (14.59)%           2.85%           (2.71)%          16.49%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)          $    8,755      $   14,066       $   19,340       $   20,262       $      754
  Net expenses to average daily net assets         0.69%           0.69%            0.69%            0.69%            0.75%
  Net investment income to average daily
     net assets                                    1.14%           0.92%            1.16%            1.26%            1.43%
  Portfolio turnover rate                            62%             99%              69%              10%              12%

                                                                                  CLASS S
                                                                                  -------
                                              YEAR ENDED      YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                              12/31/02         12/31/01           12/31/00           12/31/99           12/31/98(1)
                                             -----------     -------------     -------------      -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      8.87     $       12.85     $       16.38      $       18.39       $       17.00
                                             -----------     -------------     -------------      -------------       -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.10***           0.11***           0.20***            0.27***             0.31
  Net realized and unrealized gain (loss)
     on investments                                (1.73)            (1.96)             0.26              (0.75)               2.49
                                             -----------     -------------     -------------      -------------       -------------
       Total income (loss) from investment
         operations                                (1.63)            (1.85)             0.46              (0.48)               2.80
                                             -----------     -------------     -------------      -------------       -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -             (0.12)            (0.23)             (0.30)              (0.31)
  From net realized gains                          (0.11)            (2.01)            (3.76)             (1.23)              (1.10)
                                             -----------     -------------     -------------      -------------       -------------
       Total distributions                         (0.11)            (2.13)            (3.99)             (1.53)              (1.41)
                                             -----------     -------------     -------------      -------------       -------------
NET ASSET VALUE, END OF PERIOD               $      7.13     $        8.87     $       12.85      $       16.38       $       18.39
                                             ===========     =============     =============      =============       =============
TOTAL RETURN@                                     (18.39)%          (14.45)%            2.94%             (2.60)%             16.75%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)          $   833,038     $   1,421,467     $   2,068,557      $   2,854,390       $   3,586,177
  Net expenses to average daily net assets          0.59%             0.59%             0.59%              0.57%               0.54%
  Net investment income to average daily
     net assets                                     1.23%             1.01%             1.28%              1.45%               1.67%
  Portfolio turnover rate                             62%               99%               69%                10%                 12%

                                               CLASS N
                                             -----------
                                             PERIOD ENDED
                                              12/31/02#
                                             ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $      6.96
                                             -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.00***++
  Net realized and unrealized gain (loss)
     on investments                                 0.01
                                             -----------
       Total income (loss) from investment
         operations                                 0.01
                                             -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -
  From net realized gains                              -
                                             -----------
       Total distributions                             -
                                             -----------
NET ASSET VALUE, END OF PERIOD               $      6.97
                                             ===========
TOTAL RETURN@                                          -##

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)          $       101
  Net expenses to average daily net assets             -##
  Net investment income to average daily
     net assets                                        -##
  Portfolio turnover rate                             62%

  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  #     CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ##    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +     AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  ++    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  (1)   CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL FUNDAMENTAL VALUE FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalizations over $3.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -21.35%, slightly beating the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

After opening up a substantial lead on the benchmark in the first half of the year, we gave back much of our performance advantage in the second half. In retrospect, we were a little early in our decision to increase the Fund's holdings of economically sensitive stocks--especially given the market's extreme weakness in the third quarter. As a result, the Fund returned -20.11% for the quarter, behind the -17.27% return of the S&P 500 Index. Holdings that held back our performance included aluminum producer Alcoa, integrated energy giant Exxon Mobil and semiconductor equipment manufacturer Teradyne. On the other hand, drug stocks Pharmacia and Abbott Laboratories helped our performance. Five of 10 sectors added to the Fund's returns, and five detracted. The most negative impact came from materials and consumer discretionary, while stock picking in health care, telecommunications and utilities had a positive influence.

Our purchases and sales during the quarter reflected no general theme, except that we tried to invest in companies whose short-term problems had temporarily driven down their share prices, but whose strong long-term growth prospects remained intact. Stocks we purchased for this reason included Intel, Southwest Airlines, Teradyne and Abbott Laboratories. We also added to the Fund's telecommunications holdings, all but eliminating our underweighting in the sector. Our purchases were funded from the sales of companies that had fallen or were expected to fall short of expectations, including May Department Stores, Hartford Financial Services Group and Canadian National.

The fourth quarter was decidedly more upbeat than the two that preceded it. The market rallied in October and November before relinquishing some of its gains in December amid concerns about disappointing holiday sales and the increasing threat of war with Iraq. In the large-cap universe, value outperformed growth during the quarter. The Fund gained 7.01%, versus an 8.43% return for the benchmark. Stock selection in industrials, utilities and materials was particularly beneficial during the quarter, while our holdings in information technology and health care underperformed the benchmark's components in those sectors.

Stocks that contributed positively to our performance included Teradyne and regional Bell operating company ("RBOC") SBC Communications. Additionally, not owning benchmark component TXU, a Texas utility that encountered problems because of a European acquisition, aided our performance versus the benchmark. Positions in consumer products company Kimberly-Clark and health care service provider CIGNA hurt our returns, as did an underweighting in RBOC Verizon.

During the quarter, we continued to build positions in selected telecommunications stocks to bring our exposure up to roughly a market weighting. Other purchases were made for the purpose of readying the Fund for an improved economic and market environment. Sales came from Abbott Laboratories, Family Dollar Stores and Marsh & McLennan Companies, as these stocks achieved our price targets. In the case of other holdings sold, such as Kimberly-Clark, Alcoa, Ace, Comerica, Micron Technologies and Goodyear Tire & Rubber, we judged that the underlying fundamentals were no longer sufficiently favorable.

WHAT IS YOUR OUTLOOK?

Although the industrial recovery has lagged our expectations so far, we believe that over the next year or so strengthening industrial demand will largely offset moderating consumer spending. Overall, we anticipate modest global GDP growth of approximately 3% in 2003, while corporate profits should increase at a high single-digit rate. Given such a scenario, stock prices should benefit from a much more favorable backdrop than they have had lately. However, we recognize that geopolitical factors such as war with Iraq could restrain both consumer and business spending, which could keep the economy on a lower-growth trajectory for some time longer.

     MASSMUTUAL FUNDAMENTAL VALUE FUND
     LARGEST STOCK HOLDINGS (12/31/02)

     Exxon Mobil Corp.
     SBC Communications, Inc.
     Citigroup, Inc.
     Comcast Corp. Special Cl. A
     Bank of America Corp.
     Wells Fargo & Co.
     Fannie Mae
     The Stanley Works
     Washington Mutual, Inc.
     National City Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Fundamental Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

  MASSMUTUAL FUNDAMENTAL VALUE FUND
  TOTAL RETURN

                                                   SINCE INCEPTION
                             ONE YEAR              AVERAGE ANNUAL
                        1/1/02 - 12/31/02       12/31/01 - 12/31/02
  Class S                    -21.35%                   -21.30%
  Class A                    -21.67%                   -21.62%
  Class Y                    -21.41%                   -21.35%
  Class L                    -21.40%                   -21.35%
--------------------------------------------------------------------
  S&P 500 Index              -22.09%                   -22.09%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S   CLASS A   CLASS Y   CLASS L   S&P 500 INDEX
12/31/2001      $10,000   $10,000   $10,000   $10,000     $10,000
Jun-2002        $ 9,200   $ 9,180   $ 9,190   $ 9,190     $ 8,685
Dec-2002        $ 7,865   $ 7,833   $ 7,859   $ 7,860     $ 7,791

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL FUNDAMENTAL VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                      NUMBER OF       MARKET
                                                       SHARES          VALUE
                                                     -----------   -------------
EQUITIES -- 97.1%

AIR TRANSPORTATION -- 0.9%
Southwest Airlines Co.                                 146,700     $   2,039,130
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 1.4%
Nike, Inc. Cl. B                                        68,500         3,046,195
                                                                   -------------

AUTOMOTIVE & PARTS -- 0.7%
AutoNation, Inc.*                                      128,200         1,610,192
                                                                   -------------

BANKING, SAVINGS & LOANS -- 19.2%
Bank of America Corp.                                  102,400         7,123,968
Citigroup, Inc.                                        265,100         9,328,869
Comerica, Inc.                                          44,400         1,919,856
Fannie Mae                                              93,900         6,040,587
National City Corp.                                    215,400         5,884,728
Washington Mutual, Inc.                                172,100         5,942,613
Wells Fargo & Co.                                      144,400         6,768,028
                                                                   -------------
                                                                      43,008,649
                                                                   -------------

BEVERAGES -- 1.1%
PepsiCo, Inc.                                           60,000         2,533,200
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 5.8%
AOL Time Warner, Inc.                                  235,600         3,086,360
Comcast Corp.
  Special Cl. A*                                       335,400         7,576,686
Gannett Co., Inc.                                       32,100         2,304,780
                                                                   -------------
                                                                      12,967,826
                                                                   -------------

CHEMICALS -- 5.2%
Ashland, Inc.                                           74,000         2,111,220
Dow Chemical Co.                                        97,400         2,892,780
Du Pont (E.I.) de
  Nemours & Co.                                        137,000         5,808,800
Monsanto Co.                                            37,847           728,555
                                                                   -------------
                                                                      11,541,355
                                                                   -------------

COMMERCIAL SERVICES -- 1.1%
BearingPoint, Inc.*                                     58,600           404,340
Republic Services, Inc.*                                96,300         2,020,374
                                                                   -------------
                                                                       2,424,714
                                                                   -------------

COMMUNICATIONS -- 4.3%
SBC Communications, Inc.                               352,500         9,556,275
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
Teradyne, Inc.*                                        294,200         3,827,542
                                                                   -------------

COMPUTERS & OFFICE EQUIPMENT -- 1.2%
Hewlett-Packard Co.                                    160,700         2,789,752
                                                                   -------------

COSMETICS & PERSONAL CARE -- 0.9%
Kimberly-Clark Corp.                                    43,600         2,069,692
                                                                   -------------

ELECTRIC UTILITIES -- 4.8%
Dominion Resources, Inc.                                43,250     $   2,374,425
Exelon Corp.                                            94,000         4,960,380
Progress Energy, Inc.                                   56,500         2,449,275
SCANA Corp.                                             29,800           922,608
                                                                   -------------
                                                                      10,706,688
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.7%
Agere Systems, Inc. Cl. A*                             296,600           427,104
Emerson Electric Co.                                    52,600         2,674,710
Intel Corp.                                            276,400         4,303,548
Micron Technology, Inc.*                               219,700         2,139,878
Rockwell Automation, Inc.                               48,200           998,222
                                                                   -------------
                                                                      10,543,462
                                                                   -------------

ENERGY -- 11.8%
ChevronTexaco Corp.                                     75,300         5,005,944
Exxon Mobil Corp.                                      321,000        11,215,740
GlobalSantaFe Corp.                                    161,900         3,937,408
National Fuel Gas Co.                                   80,100         1,660,473
Shell Transport & Trading
  Co. PLC                                              119,400         4,647,048
                                                                   -------------
                                                                      26,466,613
                                                                   -------------

FINANCIAL SERVICES -- 3.0%
Archstone-Smith Trust                                   27,100           637,934
The Goldman Sachs
  Group, Inc.                                           47,200         3,214,320
PNC Financial Services
  Group, Inc.                                           67,800         2,840,820
                                                                   -------------
                                                                       6,693,074
                                                                   -------------

FOODS -- 1.3%
Kellogg Co.                                             87,100         2,984,917
                                                                   -------------

FOREST PRODUCTS & PAPER -- 1.6%
Weyerhaeuser Co.                                        72,900         3,587,409
                                                                   -------------

HOUSEHOLD PRODUCTS -- 2.7%
The Stanley Works                                      173,400         5,996,172
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 1.0%
Illinois Tool Works, Inc.                               36,200         2,347,932
                                                                   -------------

INSURANCE -- 6.5%
ACE Limited                                             90,900         2,667,006
Chubb Corp.                                             21,000         1,096,200
Cigna Corp.                                             40,400         1,661,248
The Hartford Financial
  Services Group, Inc.                                  47,800         2,171,554
Marsh & McLennan
  Companies, Inc.                                       30,600         1,414,026
The St. Paul
  Companies, Inc.                                       84,300         2,870,415
StanCorp Financial
  Group, Inc.                                           49,600     $   2,422,960
Travelers Property Casualty
  Corp. Cl. A*                                          18,686           273,750
WellChoice, Inc.*                                        2,700            64,665
                                                                   -------------
                                                                      14,641,824
                                                                   -------------

MACHINERY & COMPONENTS -- 1.0%
Caterpillar, Inc.                                       47,600         2,176,272
                                                                   -------------

MANUFACTURING -- 0.4%
Applied Materials, Inc.*                                77,500         1,009,825
                                                                   -------------

MEDICAL SUPPLIES -- 2.0%
Bard (C.R.), Inc.                                       43,000         2,494,000
Beckman Coulter, Inc.                                   69,200         2,042,784
                                                                   -------------
                                                                       4,536,784
                                                                   -------------

METALS & MINING -- 2.6%
Alcoa, Inc.                                             99,500         2,266,610
Nucor Corp.                                             86,000         3,551,800
                                                                   -------------
                                                                       5,818,410
                                                                   -------------

PHARMACEUTICALS -- 2.3%
Pharmacia Corp.                                         70,000         2,926,000
Schering-Plough Corp.                                   98,500         2,186,700
                                                                   -------------
                                                                       5,112,700
                                                                   -------------

RESTAURANTS -- 1.1%
McDonald's Corp.                                       148,600         2,389,488
                                                                   -------------

RETAIL -- 2.1%
CVS Corp.                                               82,800         2,067,516
Dollar General Corp.                                    87,600         1,046,820
Family Dollar Stores, Inc.                              29,700           926,937
The May Department
  Stores Co.                                            32,700           751,446
                                                                   -------------
                                                                       4,792,719
                                                                   -------------

TELEPHONE UTILITIES -- 4.7%
AT&T Corp.                                              46,340         1,209,937
AT&T Wireless
  Services, Inc.*                                        2,900            16,385
BellSouth Corp.                                        162,000         4,190,940
Verizon
  Communications, Inc.                                 129,800         5,029,750
                                                                   -------------
                                                                      10,447,012
                                                                   -------------

TOTAL EQUITIES
(COST $237,349,854)                                                  217,665,823
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                      AMOUNT          VALUE
                                                   -----------     -------------
SHORT-TERM INVESTMENTS -- 10.8%

CASH EQUIVALENTS -- 8.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                $   716,655     $     716,655
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                    426,070           426,070
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                  2,130,352         2,130,352
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                  1,065,176         1,065,176
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                    958,658           958,658
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                        1,597,764         1,597,764
General Electric
  Capital Corp.
  1.300% 01/06/2003                                  1,062,868         1,062,868
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                    532,588           532,588
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                    106,518           106,518
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                    319,553           319,553
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                    319,553           319,553
Merrimac Money
  Market Fund                                        4,047,669         4,047,669
Metropolitan Life Insurance
  Co. Funding Agreement
  1.440% 02/01/2003                                  1,065,176         1,065,176
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                    852,141           852,141
National Bank of Commerce
  1.400% 05/23/2003                                    532,588           532,588
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                  1,491,247         1,491,247
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                    319,553           319,553
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                $   426,071     $     426,071
                                                                   -------------

                                                                      17,970,200
                                                                   -------------

REPURCHASE AGREEMENT  2.8%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 12/31/2002, 1.00%,
  due 01/02/2003(a)                                  6,130,336         6,130,336
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   24,100,536
                                                                   -------------

TOTAL INVESTMENTS  107.9%
(COST $261,450,390)***                                               241,766,359
                                                                   -------------

OTHER ASSETS/
(LIABILITIES) -- (7.9%)                                              (17,718,100)
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 224,048,259
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $6,130,677. Collateralized by U.S. Government Agency obligation with a rate of 1.92%, maturity date of 03/15/2031, and aggregate market value, including accrued interest, of $6,439,128.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
ASSETS:
        Investments, at value (cost $237,349,854) (NOTE 2)                                       $ 217,665,823
        Short-term investments, at amortized cost (NOTE 2)                                          24,100,536
                                                                                                 -------------
            Total Investments (including securities on loan with market values of $17,253,343)     241,766,359
        Receivables from:
            Investment adviser (NOTE 3)                                                                    530
            Fund shares sold                                                                           847,769
            Interest and dividends                                                                     267,412
                                                                                                 -------------
                 Total assets                                                                      242,882,070
                                                                                                 -------------

LIABILITIES:
        Payables for:
            Fund shares repurchased                                                                    663,796
            Securities on loan (NOTE 2)                                                             17,970,200
            Directors' fees and expenses (NOTE 3)                                                        1,373
            Affiliates (NOTE 3):
                 Investment management fees                                                            121,320
                 Administration fees                                                                    37,583
                 Service fees                                                                           21,262
        Accrued expense and other liabilities                                                           18,277
                                                                                                 -------------
                 Total liabilities                                                                  18,833,811
                                                                                                 -------------
        NET ASSETS                                                                               $ 224,048,259
                                                                                                 =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $ 255,383,482
        Undistributed net investment income                                                             13,090
        Accumulated net realized loss on investments                                               (11,664,282)
        Net unrealized depreciation on investments                                                 (19,684,031)
                                                                                                 -------------
                                                                                                 $ 224,048,259
                                                                                                 =============

NET ASSETS:
        Class A                                                                                  $  37,973,119
                                                                                                 =============
        Class L                                                                                  $  44,234,518
                                                                                                 =============
        Class Y                                                                                  $  40,511,258
                                                                                                 =============
        Class S                                                                                  $ 101,228,309
                                                                                                 =============
        Class N                                                                                  $     101,055
                                                                                                 =============

SHARES OUTSTANDING:
        Class A                                                                                      4,871,603
                                                                                                 =============
        Class L                                                                                      5,666,291
                                                                                                 =============
        Class Y                                                                                      5,192,385
                                                                                                 =============
        Class S                                                                                     12,956,083
                                                                                                 =============
        Class N                                                                                         13,015
                                                                                                 =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $        7.79
                                                                                                 =============
        Class L                                                                                  $        7.81
                                                                                                 =============
        Class Y                                                                                  $        7.80
                                                                                                 =============
        Class S                                                                                  $        7.81
                                                                                                 =============
        Class N                                                                                  $        7.76
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                    YEAR ENDED
                                                                                                DECEMBER 31, 2002
                                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $5,742)                                             $   2,470,428
        Interest (including securities lending income of $5,187)                                        43,475
                                                                                                 -------------
                Total investment income                                                              2,513,903
                                                                                                 -------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                            756,929
        Custody fees                                                                                    20,645
        Audit and legal fees                                                                            20,590
        Shareholder reporting fees                                                                      19,861
        Directors' fees (NOTE 3)                                                                         2,263
                                                                                                 -------------
                                                                                                       820,288

        Administration fees (NOTE 3):
            Class A                                                                                     51,805
            Class L                                                                                     66,147
            Class Y                                                                                     14,253
            Class S                                                                                     86,035
            Class N                                                                                          1*
        Service fees (NOTE 3):
            Class A                                                                                     41,391
            Class N                                                                                          1*
        Miscellaneous fees                                                                               1,323
                                                                                                 -------------
                Total expenses                                                                       1,081,244
        Expenses waived (NOTE 3)                                                                       (33,124)
        Fees paid indirectly (NOTE 3)                                                                  (38,621)
                                                                                                 -------------
            Net expenses                                                                             1,009,499
                                                                                                 -------------
            NET INVESTMENT INCOME                                                                    1,504,404
                                                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                               (11,664,282)
        Net change in unrealized appreciation (depreciation) on investments                        (19,684,031)
                                                                                                 -------------
                NET REALIZED AND UNREALIZED LOSS                                                   (31,348,313)
                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (29,843,909)
                                                                                                 =============

*   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         PERIOD ENDED
                                                                            DECEMBER 31, 2002   DECEMBER 31, 2001**
                                                                            -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                 $   1,504,404        $           -
        Net realized loss on investment transactions                            (11,664,282)                   -
        Net change in unrealized appreciation (depreciation) on investments     (19,684,031)                   -
                                                                              -------------        -------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                (29,843,909)                   -
                                                                              -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                    (207,636)                   -
        Class L                                                                    (281,189)                   -
        Class Y                                                                    (306,288)                   -
        Class S                                                                    (696,201)                   -
                                                                              -------------        -------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                       (1,491,314)                   -
                                                                              -------------        -------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                  42,180,977                1,000
        Class L                                                                  50,526,460                1,000
        Class Y                                                                  41,546,365                1,000
        Class S                                                                 111,024,680           10,001,000
        Class N                                                                     101,000*                   -
                                                                              -------------        -------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS             245,379,482           10,004,000
                                                                              -------------        -------------
        TOTAL INCREASE IN NET ASSETS                                            214,044,259           10,004,000

NET ASSETS:
        Beginning of period                                                      10,004,000                    -
                                                                              -------------        -------------
        End of period (including undistributed net investment income of
           $13,090 and $0, respectively)                                      $ 224,048,259        $  10,004,000
                                                                              =============        =============

*   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
**  THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                          CLASS L
                                                             -------                          -------
                                                     YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                      12/31/02         12/31/01&       12/31/02         12/31/01&
                                                     ----------      ------------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00          $ 10.00         $ 10.00         $ 10.00
                                                      --------          -------         -------         -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.08***             -            0.10***            -
  Net realized and unrealized loss on investments        (2.25)               -           (2.24)              -
                                                      --------          -------         -------         -------
     Total loss from investment operations               (2.17)               -           (2.14)              -
                                                      --------          -------         -------         -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.04)               -           (0.05)              -
                                                      --------          -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $   7.79          $ 10.00         $  7.81         $ 10.00
                                                      ========          =======         =======         =======
TOTAL RETURN@                                           (21.67)%              -          (21.40)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $ 37,973          $     1         $44,235         $     1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.27%               -            1.02%              -
     After expense waiver#                                1.20%(a)            -            0.95%(a)           -
  Net investment income to average daily net assets       1.00%               -            1.24%              -
  Portfolio turnover rate                                   38%             N/A              38%            N/A

                                                             CLASS Y                          CLASS S                   CLASS N
                                                             -------                          -------                   -------
                                                     YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED    PERIOD ENDED
                                                      12/31/02         12/31/01&       12/31/02         12/31/01&       12/31/02&&
                                                     ----------      ------------     ----------      ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00          $ 10.00       $   10.00         $ 10.00         $  7.76
                                                      --------          -------       ---------         -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.12***             -            0.12***            -           (0.00)***+
  Net realized and unrealized loss on investments        (2.26)               -           (2.25)              -           (0.00)+
                                                      --------          -------       ---------         -------         -------
     Total loss from investment operations               (2.14)               -           (2.13)              -           (0.00)
                                                      --------          -------       ---------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.06)               -           (0.06)              -               -
                                                      --------          -------       ---------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $   7.80          $ 10.00       $    7.81         $ 10.00         $  7.76
                                                      ========          =======       =========         =======         =======

TOTAL RETURN@                                           (21.41)%              -          (21.35)%             -               -##

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $ 40,511          $     1       $ 101,228         $10,001         $   101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.87%               -            0.83%              -               -##
     After expense waiver#                                0.81%(a)            -            0.77%(a)           -               -##
  Net investment income to average daily net assets       1.44%               -            1.36%              -               -##
  Portfolio turnover rate                                   38%             N/A              38%            N/A              38%

*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
&   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
&&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
##  AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+ NET INVESTMENT LOSS AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
@ EMPLOYEE BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of the type found in the Russell 1000 Value Index
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -16.83%, trailing the -15.52% return of the Russell 1000 Value Index, which measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. common stocks based on market capitalization.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

In absolute terms, 2002 was a year most investors would undoubtedly rather forget. After modest gains in the first quarter, our benchmark retreated along with the rest of the market in the second and third quarters. The selling was prompted, first of all, by investors' disappointment at a delayed economic recovery. On the heels of the Federal Reserve Board's aggressive rate-cutting in 2001, expectations were high that the economy would begin to grow more robustly in 2002 and that corporate earnings would rebound in similar fashion. When that did not happen, stock valuations, especially in growth sectors such as technology and telecommunications, were perceived as excessive, and an avalanche of selling followed. Also undermining investor confidence were revelations of wrongdoing at Tyco International, Adelphia Communications and other companies, as well as a falling U.S. dollar and rising tension in the Middle East.

During the first half of the year, the Fund benefited on an absolute basis from the dramatic outperformance of value over growth. While the Fund's value-oriented benchmark lost 4.78% during the first six months of 2002, the Russell 1000 Growth Index, reflecting the activity of large-cap growth stocks, gave up 20.78%. Relative to our benchmark, we were hurt in the first quarter by unfavorable stock selection in the consumer discretionary and industrials sectors. We outperformed the benchmark in the second quarter, although not by enough to overtake it by mid-year.

The third quarter was the most difficult of all, as both value and growth stocks collapsed under relentless selling pressure. The Fund fell 18.2%, which nevertheless was a slight improvement on the benchmark's 18.8% drop. Economic data pointed to further softness in the economy and prompted fears of a double-dip recession, while the prospect of military conflict with Iraq began to dominate the news. The Fund's relative performance was aided by stock selection in the utilities and consumer discretionary sectors. Specifically, our underweighting of independent power producers, which occupy the deregulated part of the utility market, helped the Fund. Enron's collapse and the ensuing investigation of energy trading practices called into question whether energy trading is a viable business. Additionally, many companies that had borrowed heavily to finance new power production facilities found it increasingly difficult to service their debt. Stock selection in the consumer discretionary sector also was beneficial, while stock selection in certain financials, such as Citigroup and J.P. Morgan worked against us. The group was handicapped by lingering cynicism over apparent conflicts of interest between investment banking firms and their brokerage/research affiliates.

In the fourth quarter, the markets touched fresh five-year lows in early October, then reversed and pushed higher until the end of November. Positive earnings surprises, especially for some of the large bellwether companies, helped improve investors' mindset, as did a 50-basis-point cut in interest rates by the Federal Reserve Board and a Republican victory in the mid-term Congressional elections. The Fund posted a gain of 7.9%, trailing the benchmark's return of 9.2%. Technology and telecommunications stocks led the advance, and our underweighting in these sectors hurt the Fund's relative performance. On the other hand, stock selection in the financial sector added value. Avoiding regional banks proved beneficial, as they suffered from concerns about slowing consumer loan growth. On the other hand, an overweighting in diversified financial stocks helped, as those stocks rebounded from third-quarter weakness. A settlement unveiled by securities regulators led investors to anticipate an end to the controversy over conflicts of interest among investment banks with research and brokerage operations.

WHAT IS YOUR OUTLOOK?

The fourth-quarter rally provided an upbeat end to a trying year. However, it is still too soon to tell whether that rally was an important turning point or merely a false start, as the previous year's fourth-quarter advance turned out to be. We will continue to focus on finding stocks with improving fundamentals that offer high-quality earnings at reasonable prices. As time goes on, we expect to find more such stocks in cyclical sectors that tend to have a higher sensitivity to the overall economy.

     MASSMUTUAL VALUE EQUITY FUND
     LARGEST STOCK HOLDINGS (12/31/02)

     Exxon Mobil Corp.
     Citigroup, Inc.
     Bank of America Corp.
     American International Group, Inc.
     Verizon Communications, Inc.
     SBC Communications, Inc.
     ChevronTexaco Corp.
     Wachovia Corp.
     Bank One Corp.
     J.P. Morgan Chase & Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Value Equity Fund Class S, Class A, Class Y, Class L and the Russell 1000 Value Index

  MASSMUTUAL VALUE EQUITY FUND
  TOTAL RETURN

                                                 SINCE INCEPTION
                             ONE YEAR             AVERAGE ANNUAL
                         1/1/02 - 12/31/02      5/1/01 - 12/31/02
  Class S                     -16.83%                -13.75%
  Class A                     -17.28%                -14.13%
  Class Y                     -16.87%                -13.79%
  Class L                     -16.97%                -13.89%
-----------------------------------------------------------------
  Russell 1000
  Value Index                 -15.52%                -12.04%

[CHART]

                CLASS S        CLASS A         CLASS Y        CLASS L            RUSSELL 1000 VALUE INDEX
5/1/01        $ 10,000.00    $ 10,000.00     $ 10,000.00    $ 10,000.00                 $ 10,000.00
Jun-01        $  9,880.00    $  9,880.00     $  9,880.00    $  9,880.00                 $  9,998.00
Dec-01        $  9,391.00    $  9,371.00     $  9,388.00    $  9,379.00                 $  9,559.00
Jun-02        $  8,868.00    $  8,830.00     $  8,866.00    $  8,857.00                 $  9,103.00
Dec-02        $  7,810.00    $  7,752.00     $  7,804.00    $  7,788.00                 $  8,076.00

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 1000 VALUE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                       NUMBER OF       MARKET
                                                        SHARES          VALUE
                                                       ---------     -----------
EQUITIES -- 98.5%

ADVERTISING -- 0.9%
Getty Images, Inc.*                                      4,400       $   134,420
Lamar Advertising Co.*                                   5,500           185,075
Omnicom Group, Inc.                                      7,800           503,880
                                                                     -----------
                                                                         823,375
                                                                     -----------

AEROSPACE & DEFENSE -- 2.6%
Honeywell
  International, Inc.                                    1,500            36,000
Lockheed Martin Corp.                                   16,700           964,425
Northrop Grumman Corp.                                   8,700           843,900
Raytheon Co.                                             7,100           218,325
United Technologies Corp.                                3,500           216,790
                                                                     -----------
                                                                       2,279,440
                                                                     -----------

AIR TRANSPORTATION -- 0.2%
Delta Air Lines, Inc.                                    2,300            27,830
Northwest Airlines Corp.*                               15,400           113,036
Southwest Airlines Co.                                   5,300            73,670
                                                                     -----------
                                                                         214,536
                                                                     -----------

APPAREL, TEXTILES & SHOES -- 1.4%
Albany International
  Corp. Cl. A                                           15,400           318,164
Limited Brands                                          43,700           608,741
Too, Inc.*                                              10,800           254,016
Tropical Sportswear
  International Corp.*                                   7,700            69,069
                                                                     -----------
                                                                       1,249,990
                                                                     -----------

AUTOMOTIVE & PARTS -- 1.3%
General Motors Corp.                                    12,000           442,320
Keystone Automotive
  Industries, Inc.*                                      7,000           105,140
Navistar
  International Corp.*                                  24,400           593,164
                                                                     -----------
                                                                       1,140,624
                                                                     -----------

BANKING, SAVINGS & LOANS -- 18.7%
Bank of America Corp.                                   42,600         2,963,682
Bank One Corp.                                          45,500         1,663,025
Citigroup, Inc.                                         98,300         3,459,177
Commerce Bancorp, Inc.                                   3,700           159,803
Federal Agricultural
  Mortgage Corp. Cl. C*                                  1,000            30,640
Fifth Third Bancorp                                      8,100           474,255
FleetBoston
  Financial Corp.                                       38,300           930,690
Freddie Mac                                              8,300           490,115
Golden West
  Financial Corp.                                        5,800           416,498
J.P. Morgan Chase & Co.                                 59,900       $ 1,437,600
Sovereign Bancorp, Inc.                                 67,200           944,160
U.S. Bancorp                                            28,700           609,014
Wachovia Corp.                                          53,600         1,953,184
Wells Fargo & Co.                                       22,000         1,031,140
                                                                     -----------
                                                                      16,562,983
                                                                     -----------

BROADCASTING, PUBLISHING & PRINTING -- 4.9%
AOL Time Warner, Inc.                                   53,000           694,300
Cablevision Systems
  Corp. Cl. A*                                          16,700           279,558
Clear Channel
  Communications, Inc.*                                 21,800           812,922
Comcast Corp. Cl. A*                                    31,120           733,498
Comcast Corp.
  Special Cl. A*                                        20,300           458,577
Fox Entertainment Group,
  Inc. Cl. A*                                           16,700           433,031
Liberty Media
  Corp.Cl. A*                                           22,900           204,726
Viacom, Inc. Cl. B*                                     17,000           692,920
                                                                     -----------
                                                                       4,309,532
                                                                     -----------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Masco Corp.                                              8,900           187,345
                                                                     -----------

CHEMICALS -- 3.6%
Dow Chemical Co.                                        22,300           662,310
Du Pont (E.I.)
  de Nemours & Co.                                         800            33,920
Engelhard Corp.                                          4,900           109,515
Georgia Gulf Corp.                                       3,500            80,990
Lyondell Chemical Co.                                   48,500           613,040
Millennium
  Chemicals, Inc.                                       54,800           521,696
PPG Industries, Inc.                                     4,800           240,720
Praxair, Inc.                                           16,700           964,759
                                                                     -----------
                                                                       3,226,950
                                                                     -----------

COMMERCIAL SERVICES -- 0.8%
Paychex, Inc.                                            7,100           198,090
Republic Services, Inc.*                                24,400           511,912
                                                                     -----------
                                                                         710,002
                                                                     -----------

COMMUNICATIONS -- 2.3%
SBC Communications, Inc.                                75,800         2,054,938
                                                                     -----------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                          32,500           281,125
                                                                     -----------

COMPUTER RELATED SERVICES -- 0.4%
Ingram Micro, Inc. Cl. A*                               27,400           338,390
                                                                     -----------

COMPUTERS & INFORMATION -- 0.6%
Apple Computer, Inc.*                                   12,000       $   171,960
CDW Computer
  Centers, Inc.*                                         3,300           144,705
Dell Computer Corp.*                                     1,900            50,806
EMC Corp.*                                              24,800           152,272
                                                                     -----------
                                                                         519,743
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENT -- 0.6%
International Business
  Machines Corp.                                         6,600           511,500
                                                                     -----------

CONTAINERS -- 1.1%
Pactiv Corp.*                                           45,300           990,258
                                                                     -----------

COSMETICS & PERSONAL CARE -- 2.0%
Colgate-Palmolive Co.                                    4,800           251,664
The Gillette Co.                                        18,100           549,516
The Procter & Gamble Co.                                11,200           962,528
                                                                     -----------
                                                                       1,763,708
                                                                     -----------

DATA PROCESSING & PREPARATION -- 0.4%
First Data Corp.                                         6,200           219,542
InterCept, Inc.*                                         5,400            91,427
                                                                     -----------
                                                                         310,969
                                                                     -----------

ELECTRIC UTILITIES -- 5.1%
Ameren Corp.                                            20,100           835,557
Dominion Resources, Inc.                                17,700           971,730
Entergy Corp.                                              600            27,354
FirstEnergy Corp.                                       27,200           896,784
FPL Group, Inc.                                         15,200           913,976
Northeast Utilities                                     15,800           239,686
Southern Co.                                            23,100           655,809
                                                                     -----------
                                                                       4,540,896
                                                                     -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.3%
Agere Systems, Inc. Cl. A*                              43,600            62,784
Avnet, Inc.*                                            22,000           238,260
Broadcom Corp. Cl. A*                                    2,500            37,650
Micron Technology, Inc.*                                39,700           386,678
Texas Instruments, Inc.                                 27,500           412,775
                                                                     -----------
                                                                       1,138,147
                                                                     -----------

ENERGY -- 11.4%
ChevronTexaco Corp.                                     29,408         1,955,044
ConocoPhillips                                          23,645         1,144,182
Equitable Resources, Inc.                               10,000           350,400
Exxon Mobil Corp.                                      134,700         4,706,418
KeySpan Corp.                                            7,700           271,348
Kinder Morgan, Inc.                                     13,400           566,418
Sempra Energy                                           43,000         1,016,950

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF       MARKET
                                                        SHARES          VALUE
                                                       ---------     -----------
Suncor Energy, Inc.                                      5,000       $    78,175
                                                                     -----------
                                                                      10,088,935
                                                                     -----------

ENTERTAINMENT & LEISURE -- 0.9%
Harrah's
  Entertainment, Inc.*                                   4,900           194,040
SCP Pool Corp.*                                         19,500           569,400
                                                                     -----------
                                                                         763,440
                                                                     -----------

FINANCIAL SERVICES -- 4.5%
The Goldman Sachs
  Group, Inc.                                            5,300           360,930
Household
  International, Inc.                                    8,800           244,728
Huntington
  Bancshares, Inc.                                      18,500           346,135
Lehman Brothers
  Holdings, Inc.                                         9,000           479,610
MBNA Corp.                                               8,700           165,474
Merrill Lynch & Co., Inc.                               27,800         1,055,010
Morgan Stanley                                          31,300         1,249,496
Stillwell Financial, Inc.                                7,100            92,797
                                                                     -----------
                                                                       3,994,180
                                                                     -----------

FOODS -- 2.1%
Dean Foods Co.*                                         23,400           868,140
Hershey Foods Corp.                                      1,000            67,440
Hormel Foods Corp.                                       2,000            46,660
Kraft Foods, Inc. Cl. A                                 13,300           517,769
Safeway, Inc.*                                          15,200           355,072
                                                                     -----------
                                                                       1,855,081
                                                                     -----------

HEALTHCARE -- 0.8%
HCA, Inc.                                                4,600           190,900
Healthsouth Corp.*                                      21,900            91,980
UnitedHealth Group, Inc.                                 5,500           459,250
                                                                     -----------
                                                                         742,130
                                                                     -----------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.0%
Applica, Inc.*                                           8,900            44,500
Centex Corp.                                             8,700           436,740
Pulte Homes, Inc.                                        5,000           239,350
Whirlpool Corp.                                          3,500           182,770
                                                                     -----------
                                                                         903,360
                                                                     -----------

HOUSEHOLD PRODUCTS -- 0.6%
Snap-On, Inc.                                           17,500           491,925
                                                                     -----------

INDUSTRIAL - DIVERSIFIED -- 1.2%
3M Co.                                                   4,200           517,860
Illinois Tool Works, Inc.                                8,400           544,824
                                                                     -----------
                                                                       1,062,684
                                                                     -----------

INFORMATION RETRIEVAL SERVICES -- 0.3%
ChoicePoint, Inc.*                                       6,900           272,481
                                                                     -----------

INSURANCE -- 7.4%
Allstate Corp.                                          33,300       $ 1,231,767
Ambac Financial Group, Inc.                              2,700           151,848
American International
  Group, Inc.                                           46,900         2,713,165
The Hartford Financial
  Services Group, Inc.                                   5,900           268,037
MBIA, Inc.                                              16,600           728,076
Metlife, Inc.                                           14,800           400,192
Old Republic
  International Corp.                                   13,800           386,400
Radian Group, Inc.                                      12,200           453,230
Travelers Property
  Casualty Corp. Cl. A*                                  7,899           115,720
Travelers Property
  Casualty Corp. Cl. B*                                  8,628           126,400
                                                                     -----------
                                                                       6,574,835
                                                                     -----------

MACHINERY & COMPONENTS -- 0.9%
Agco Corp.*                                              8,500           187,850
Kennametal, Inc.                                         4,200           144,816
Parker-Hannifin Corp.                                    9,500           438,235
Smith International, Inc.*                               1,800            58,716
                                                                     -----------
                                                                         829,617
                                                                     -----------

MANUFACTURING -- 2.0%
American Standard
  Companies, Inc.*                                       6,300           448,182
Avery Dennison Corp.                                    12,000           732,960
Millipore Corp.*                                         1,700            57,800
Pentair, Inc.                                           16,500           570,075
                                                                     -----------
                                                                       1,809,017
                                                                     -----------

METALS & MINING -- 1.7%
Alcan, Inc.                                              5,700           168,264
Alcan, Inc. (CAD)                                        9,600           281,536
Alcoa, Inc.                                             14,400           328,032
Freeport-McMoran
  Copper & Gold,
  Inc. Cl. B*                                            7,900           132,562
Phelps Dodge Corp.*                                     17,900           566,535
                                                                     -----------
                                                                       1,476,929
                                                                     -----------

PHARMACEUTICALS -- 3.1%
Abbott Laboratories                                      7,000           280,000
Bristol-Myers Squibb Co.                                21,500           497,725
McKesson Corp.                                           6,500           175,695
Merck & Co., Inc.                                       20,100         1,137,861
Schering-Plough Corp.                                   28,400           630,480
Wyeth                                                    1,800            67,320
                                                                     -----------
                                                                       2,789,081
                                                                     -----------

REAL ESTATE -- 1.1%
Apartment Investment &
  Management Co. Cl. A                                  11,200           419,776
Equity Office
  Properties Trust                                      14,100       $   352,218
Equity Residential                                       8,800           216,304
                                                                     -----------
                                                                         988,298
                                                                     -----------

RESTAURANTS -- 0.9%
McDonald's Corp.                                        52,000           836,160
                                                                     -----------

RETAIL -- 2.3%
Big Lots, Inc.*                                         11,000           145,530
Borders Group, Inc.*                                    11,200           180,320
CVS Corp.                                               38,200           953,854
Lowe's Companies, Inc.                                   5,100           191,250
Office Depot, Inc.*                                     15,800           233,208
PETCO Animal
  Supplies, Inc.*                                        5,100           119,539
Saks, Inc.*                                             15,200           178,448
                                                                     -----------
                                                                       2,002,149
                                                                     -----------

TELEPHONE UTILITIES -- 5.5%
Alltel Corp.                                             1,000            51,000
AT&T Corp.                                              19,240           502,357
AT&T Wireless
  Services, Inc.*                                       55,000           310,750
BellSouth Corp.                                         53,200         1,376,284
Qwest Communications
  International, Inc.*                                  38,100           190,500
Verizon
  Communications, Inc.                                  62,300         2,414,125
                                                                     -----------
                                                                       4,845,016
                                                                     -----------

TOBACCO -- 1.2%
Philip Morris
  Companies, Inc.                                       25,800         1,045,674
                                                                     -----------

TRANSPORTATION -- 0.9%
CSX Corp.                                                1,700            48,127
FedEx Corp.                                              4,300           233,146
Kansas City Southern*                                   10,900           130,800
Union Pacific Corp.                                      7,200           431,064
                                                                     -----------
                                                                         843,137
                                                                     -----------

TOTAL EQUITIES
(COST $98,578,921)                                                    87,368,580
                                                                     ===========

MUTUAL FUND -- 1.0%

FINANCIAL SERVICES
iShares Russell 1000
  Value Index Fund                                      19,400           893,370
                                                                     -----------

TOTAL MUTUAL FUND
(COST $906,924)                                                          893,370
                                                                     -----------

TOTAL LONG TERM INVESTMENTS
(COST $99,485,845)                                                    88,261,950
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                    ---------        -----------
SHORT-TERM INVESTMENTS -- 7.6%

CASH EQUIVALENTS -- 7.4%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                $   263,084       $   263,084
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                    156,410           156,410
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                    782,051           782,051
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                    391,025           391,025
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                    351,923           351,923
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                          586,538           586,538
General Electric
  Capital Corp.
  1.300% 01/06/2003                                    390,178           390,178
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                    195,513           195,513
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                     39,102            39,102
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                    117,308           117,308
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                    117,308           117,308
Merrimac Money
  Market Fund                                        1,485,897         1,485,897
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                    391,026           391,026
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                    312,820           312,820
National Bank
  of Commerce
  1.400% 05/23/2003                                    195,513           195,513
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                    547,436           547,436
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                $   117,308       $   117,308
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                    156,410           156,410
                                                                     -----------
                                                                       6,596,850
                                                                     -----------

REPURCHASE AGREEMENT -- 0.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003 (a)                                   195,292           195,292
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    6,792,142
                                                                     ===========

TOTAL INVESTMENTS -- 107.1%
(COST $106,277,987)***                                                95,054,092

OTHER ASSETS/ (LIABILITIES) -- (7.1%)                                 (6,331,562)
                                                                     ===========

NET ASSETS -- 100.0%                                                 $88,722,530
                                                                     ===========

NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $195,303. Collateralized by U.S. Government Agency obligation with a rate of 5.553%, maturity date of 08/01/2032, and aggregate market value, including accrued interest, of $205,057.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
ASSETS:
        Investments, at value (cost $99,485,845) (NOTE 2)                                        $  88,261,950
        Short-term investments, at amortized cost (NOTE 2)                                           6,792,142
                                                                                                 -------------
            Total Investments (including securities on loan with
              market values of $6,354,033)                                                          95,054,092
        Cash                                                                                           100,000
        Receivables from:
            Investments sold                                                                            80,373
            Investment adviser (NOTE 3)                                                                  2,765
            Fund shares sold                                                                            45,989
            Interest and dividends                                                                     152,935
                                                                                                 -------------
                 Total assets                                                                       95,436,154
                                                                                                 -------------

LIABILITIES:
        Payables for:
            Fund shares repurchased                                                                     20,544
            Securities on loan (NOTE 2)                                                              6,596,850
            Directors' fees and expenses (NOTE 3)                                                        1,070
            Affiliates (NOTE 3):
                 Investment management fees                                                             55,017
                 Administration fees                                                                    10,157
                 Service fees                                                                            9,548
        Accrued expense and other liabilities                                                           20,438
                                                                                                 -------------
                 Total liabilities                                                                   6,713,624
                                                                                                 -------------
        NET ASSETS                                                                               $  88,722,530
                                                                                                 =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $ 107,957,214
        Undistributed net investment income                                                              6,643
        Accumulated net realized loss on investments, futures contracts and
          foreign currency translations                                                             (8,017,432)
        Net unrealized depreciation on investments                                                 (11,223,895)
                                                                                                 -------------
                                                                                                 $  88,722,530
                                                                                                 =============

NET ASSETS:
        Class A                                                                                  $  15,852,101
                                                                                                 =============
        Class L                                                                                  $   4,727,155
                                                                                                 =============
        Class Y                                                                                  $   7,543,253
                                                                                                 =============
        Class S                                                                                  $  60,498,909
                                                                                                 =============
        Class N                                                                                  $     101,112
                                                                                                 =============

SHARES OUTSTANDING:
        Class A                                                                                      2,068,706
                                                                                                 =============
        Class L                                                                                        616,383
                                                                                                 =============
        Class Y                                                                                        982,066
                                                                                                 =============
        Class S                                                                                      7,876,182
                                                                                                 =============
        Class N                                                                                         13,254
                                                                                                 =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $        7.66
                                                                                                 =============
        Class L                                                                                  $        7.67
                                                                                                 =============
        Class Y                                                                                  $        7.68
                                                                                                 =============
        Class S                                                                                  $        7.68
                                                                                                 =============
        Class N                                                                                  $        7.63
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                    YEAR ENDED
                                                                                                DECEMBER 31, 2002
                                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $1,460)                                             $   1,847,296
        Interest (including securities lending income of $9,334)                                        19,928
                                                                                                 -------------
                Total investment income                                                              1,867,224
                                                                                                 -------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                            633,238
        Custody fees                                                                                    31,683
        Audit and legal fees                                                                            21,869
        Shareholder reporting fees                                                                       3,313
        Directors' fees (NOTE 3)                                                                         2,062
                                                                                                 -------------
                                                                                                       692,165

        Administration fees (NOTE 3):
            Class A                                                                                     39,481
            Class L                                                                                     10,608
            Class Y                                                                                      9,704
            Class S                                                                                     50,966
            Class N                                                                                          1*
        Service fees (NOTE 3):
            Class A                                                                                     35,441
            Class N                                                                                          1*
        Miscellaneous fees                                                                               1,323
                                                                                                 -------------
                Total expenses                                                                         839,690
        Expenses waived (NOTE 3)                                                                        (4,615)
                                                                                                 -------------
            Net expenses                                                                               835,075
                                                                                                 -------------
            NET INVESTMENT INCOME                                                                    1,032,149
                                                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS): Net realized gain (loss) on:
            Investment transactions                                                                 (5,683,752)
            Closed futures contracts                                                                    12,845
            Foreign currency transactions                                                                  264
                                                                                                 -------------
            Net realized loss                                                                       (5,670,643)
                                                                                                 -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                            (12,619,226)
            Open futures contracts                                                                     (72,660)
            Translation of assets and liabilities in foreign currencies                                      5
                                                                                                 -------------
            Net unrealized loss                                                                    (12,691,881)
                                                                                                 -------------
                NET REALIZED AND UNREALIZED LOSS                                                   (18,362,524)
                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (17,330,375)
                                                                                                 =============

*   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED            PERIOD ENDED
                                                                                  DECEMBER 31, 2002      DECEMBER 31, 2001*
                                                                                  -----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                        $  1,032,149          $    282,580
        Net realized loss on investment transactions, futures contracts and
           foreign currency translations                                               (5,670,643)           (2,348,615)
        Net change in unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in
           foreign currencies                                                         (12,691,881)            1,467,986
                                                                                     ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (17,330,375)             (598,049)
                                                                                     ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                          (135,508)              (29,580)
        Class L                                                                           (52,201)              (10,945)
        Class Y                                                                           (89,774)              (24,022)
        Class S                                                                          (748,274)             (219,737)
                                                                                     ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             (1,025,757)             (284,284)
                                                                                     ------------          ------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                         9,929,233             8,379,781
        Class L                                                                         2,715,385             2,577,376
        Class Y                                                                         3,056,901             6,371,963
        Class S                                                                        22,157,733            52,671,623
        Class N                                                                           101,000**                   -
                                                                                     ------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                    37,960,252            70,000,743
                                                                                     ------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                   19,604,120            69,118,410

NET ASSETS:
        Beginning of period                                                            69,118,410                     -
                                                                                     ------------          ------------
        End of period (including undistributed net investment income of $6,643 and
           distributions in excess of net investment income of $191, respectively)   $ 88,722,530          $ 69,118,410
                                                                                     ============          ============

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
**  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                          CLASS L
                                                             -------                          -------
                                                     YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                      12/31/02         12/31/01+       12/31/02        12/31/01+
                                                     ----------      ------------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.34          $ 10.00          $ 9.34         $ 10.00
                                                      --------          -------          ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.07***          0.04***         0.09***         0.05***
  Net realized and unrealized loss on investments        (1.68)           (0.67)          (1.67)          (0.67)
                                                      --------          -------          ------         -------
       Total loss from investment operations             (1.61)           (0.63)          (1.58)          (0.62)
                                                      --------          -------          ------         -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.07)           (0.03)          (0.09)          (0.04)
                                                      --------          -------          ------         -------
NET ASSET VALUE, END OF PERIOD                        $   7.66          $  9.34         $  7.67         $  9.34
                                                      ========          =======          ======         =======
TOTAL RETURN@                                           (17.28)%          (6.29)%**      (16.97)%         (6.21)%**

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                   $ 15,852          $ 8,881         $ 4,727         $ 2,658
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.30%            1.29%*          1.05%           1.05%*
     After expense waiver#                                1.29%            1.29%*          1.04%           1.04%*
  Net investment income to average daily net assets       0.79%            0.65%*          1.07%           0.87%*
  Portfolio turnover rate                                  105%              62%**          105%             62%**

                                                             CLASS Y                          CLASS S                CLASS N
                                                             -------                          -------                -------
                                                    YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED  PERIOD ENDED
                                                     12/31/02         12/31/01+       12/31/02         12/31/01+    12/31/02++
                                                    ----------      ------------     ----------      ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.35          $ 10.00        $   9.35        $  10.00       $   7.62
                                                      --------          -------        --------        --------       --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                   0.10***          0.06***         0.10***         0.07***        0.00***##

  Net realized and unrealized gain (loss) on
     investments                                         (1.67)           (0.67)          (1.68)          (0.68)          0.01
                                                      --------          -------        --------        --------       --------

       Total income (loss) from investment operations    (1.57)           (0.61)          (1.58)          (0.61)          0.01
                                                      --------          -------        --------        --------       --------

LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                             (0.10)           (0.04)          (0.09)          (0.04)             -
                                                      --------          -------        --------        --------       --------

NET ASSET VALUE, END OF PERIOD                        $   7.68          $  9.35        $   7.68        $   9.35       $   7.63
                                                      ========          =======        ========        ========       ========

TOTAL RETURN@                                           (16.87)%          (6.12)%**      (16.83)%         (6.09)%**          -&

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                   $  7,543          $ 5,977        $ 60,499        $ 51,604           $101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.90%            0.90%*          0.85%            0.87%*           -&
     After expense waiver#                                0.89%            0.90%*          0.84%            0.86%*           -&
  Net investment income to average daily net assets       1.18%            0.93%*          1.22%            1.05%*           -&
  Portfolio turnover rate                                  105%              62%**          105%             62%**         105%

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
&   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
##  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE YEAR ENDED DECEMBER 31, 2002.
@ EMPLOYEES RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPERATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL LARGE CAP VALUE FUND?
The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential
   - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?
For the twelve months ending December 31, 2002, the Fund's Class S shares returned -16.53%, well ahead of the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
It was a difficult year for stock investors--one in which even our disciplined, "all-weather" approach to selecting stocks couldn't avoid significant losses. However, we did outperform the benchmark by a wide margin in the first half of the year, and we added to that performance advantage in the second half. We added value despite a roller coaster environment that saw the S&P 500 Index plunge 17.28% in the third quarter, its worst quarterly showing since the crash of 1987. Following that steep decline, the market turned around in mid-October and rallied until December, when reports of lackluster holiday sales and the rising threat of war with Iraq caused the market to give back some of its gains.

The Fund was positioned primarily in dominant global leaders with strong balance sheets, with the remainder of the portfolio divided between less well-known companies and a few special situations that are presently controversial but which we view as promising risk-reward opportunities. Berkshire Hathaway, United Parcel Service and Dun & Bradstreet were among the top contributors to third-quarter performance in the first category mentioned above. Berkshire Hathaway benefited from a flight to quality in property-casualty insurers, as well as significant price increases in its insurance and reinsurance businesses. United Parcel Service ("UPS") continued to generate strong cash flow despite the sluggish economy and benefited from recently being added to the S&P 500 Index. We trimmed our position in UPS to make way for investments in other more attractively valued stocks, such as Bank One and insurer American International Group.

In the fourth quarter, our performance was aided by financial holdings Citigroup and American Express, and by printer manufacturer Lexmark International. Detractors included Costco Wholesale, Diageo, Moody's, Devon Energy and Wells Fargo. Costco's shares weakened in response to weak retail sales across the entire industry. Diageo declined due to less favorable, renegotiated terms for the sale of subsidiary Burger King to a group of private investors. The other three holdings performed well for the year overall despite lagging in the fourth quarter.

Among our controversial holdings were Sealed Air and Tyco International. Sealed Air's price declined during the third quarter as a result of asbestos litigation surrounding its acquisition of Cryovac. In the fourth quarter, however, the stock bolted ahead for a 121% gain following an early settlement of the lawsuit. We had viewed this outcome as highly probably given the existing legal precedents. Tyco International also experienced its share of controversy in light of the actions of its former CEO and the company's subsequent loss of direction. In that case, we were confident, after meeting with the new CEO and his team, that the company's underlying businesses were sound and that management would do what was necessary to resolve concerns about corporate governance and Tyco's considerable debt load. We used the stock's weakness in the third quarter to add to our position, and Tyco was one of our top contributors in the fourth quarter.

WHAT IS YOUR OUTLOOK?
We continue to believe that the market will remain in a large trading range for a number of years, perhaps bounded by 8,000 on the low end of the Dow Jones Industrial Average and 12,000 at the upper limit. Accordingly, stock selection and a disciplined approach to research should be the keys to generating competitive results for the foreseeable future. We avoid thinking of the portfolio in "offensive" or "defensive" terms because we believe that the current environment includes a fairly well-balanced list of positive and negative factors. On the one hand, we are convinced that the risk-reward profiles of many companies justifies being fully invested, a fact that some might interpret as offensive. On the other hand, we remain cautious with respect to short-term debt, preferring companies with strong balance sheets, which might be regarded as a defensive point of view. We are mindful, also, that some of the market's best years have occurred immediately after periods of sharp declines, as in the six years following the grueling 1973-74 bear market, when the S&P 500 rose at an annualized rate of 18%. Thus, we urge our shareholders to try to maintain a long-term perspective.

       MASSMUTUAL LARGE CAP VALUE FUND
      LARGEST STOCK HOLDINGS (12/31/02)

     American Express Co.
     Philip Morris Companies, Inc.
     American International Group, Inc.
     Wells Fargo & Co.
     Citigroup, Inc.
     Tyco International Limited
     Household International, Inc.
     Costco Wholesale Corp.
     Golden West Financial Corp.
     Bank One Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index.

                                                 SINCE INCEPTION
                              ONE YEAR            AVERAGE ANNUAL
                           1/1/02 - 12/31/02     5/1/00 - 12/31/02
  Class S                      -16.53%                -10.63%
  Class A                      -16.86%                -11.06%
  Class Y                      -16.52%                -10.68%
  Class L                      -16.64%                -10.84%
------------------------------------------------------------
  S&P 500 Index                -22.09%                -15.96%
------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S     CLASS A      CLASS Y      CLASS L    S&P 500 INDEX
5/1/00        $   10,000   $   10,000   $   10,000   $   10,000   $   10,000
Dec-00        $    9,992   $    9,964   $    9,992   $    9,974   $    9,162
Dec-01        $    8,873   $    8,794   $    8,858   $    8,830   $    8,074
Dec-02        $    7,407   $    7,311   $    7,395   $    7,361   $    6,290

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     --------------    --------------
EQUITIES -- 87.7%

ADVERTISING -- 0.4%
WPP Group PLC
  Sponsored ADR                                              47,700    $    1,806,876
                                                                       --------------
BANKING, SAVINGS & LOANS -- 14.9%
Bank One Corp.                                              387,100        14,148,505
Citigroup, Inc.                                             518,200        18,235,458
Golden West
  Financial Corp.                                           199,300        14,311,733
Lloyds TSB Group PLC
  Sponsored ADR                                             163,000         4,660,170
Providian Financial Corp.*                                  146,700           952,083
Wells Fargo & Co.                                           413,300        19,371,371
                                                                       --------------
                                                                           71,679,320
                                                                       --------------
BEVERAGES -- 1.6%
Diageo PLC
  Sponsored ADR                                             178,200         7,805,160
                                                                       --------------
BROADCASTING, PUBLISHING & PRINTING -- 0.8%
Gannett Co., Inc.                                            54,200         3,891,560
                                                                       --------------
BUILDING MATERIALS & CONSTRUCTION -- 1.5%
Martin Marietta
  Materials, Inc.                                           104,700         3,210,102
Vulcan Materials Co.                                        102,000         3,825,000
                                                                       --------------
                                                                            7,035,102
                                                                       --------------
COMMERCIAL SERVICES -- 2.0%
Dun & Bradstreet Corp.*                                     130,050         4,485,424
Moody's Corp.                                               124,400         5,136,476
                                                                       --------------
                                                                            9,621,900
                                                                       --------------
COMMUNICATIONS -- 0.4%
Tellabs, Inc.*                                              276,600         2,010,882
                                                                       --------------
COMPUTERS & INFORMATION -- 2.2%
Lexmark
  International, Inc.*                                      175,500        10,617,750
                                                                       --------------
CONTAINERS -- 2.7%
Sealed Air Corp.*                                           345,200        12,875,960
                                                                       --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.3%
Agere Systems, Inc. Cl. A*                                1,075,500         1,548,720
                                                                       --------------
ENERGY -- 5.5%
ConocoPhillips                                              230,446        11,151,282
Devon Energy Corp.                                          204,000         9,363,600
EOG Resources, Inc.                                         143,900         5,744,488
                                                                       --------------
                                                                           26,259,370
                                                                       --------------

FINANCIAL SERVICES -- 15.4%
American Express Co.                                        971,100    $   34,328,385
AvalonBay
  Communities, Inc.                                           8,500           332,690
Berkshire
  Hathaway, Inc. Cl. A*                                         185        13,458,750
Household
  International, Inc.                                       611,300        17,000,253
Morgan Stanley                                              167,200         6,674,624
Stillwell Financial, Inc.                                   143,000         1,869,010
                                                                       --------------
                                                                           73,663,712
                                                                       --------------
FOODS -- 3.0%
Hershey Foods Corp.                                          71,300         4,808,472
Kraft Foods, Inc. Cl. A                                     110,200         4,290,086
Safeway, Inc.*                                              228,100         5,328,416
                                                                       --------------
                                                                           14,426,974
                                                                       --------------
INDUSTRIAL -- DIVERSIFIED -- 3.6%
Tyco International
  Limited                                                 1,001,924        17,112,862
                                                                       --------------
INSURANCE -- 11.7%
American International
  Group, Inc.                                               396,600        22,943,310
Aon Corp.                                                   232,100         4,384,369
Chubb Corp.                                                  32,400         1,691,280
Loews Corp.                                                 151,800         6,749,028
Markel Corp.*                                                 2,000           411,000
Principal Financial
  Group, Inc.                                                71,900         2,166,347
Progressive Corp.                                           157,300         7,806,799
Sun Life Financial
  Services of Canada, Inc.                                   44,100           751,905
Transatlantic
  Holdings, Inc.                                            126,150         8,414,205
Travelers Property
  Casualty Corp. Cl. A*                                      21,459           314,374
Travelers Property
  Casualty Corp. Cl. B*                                      44,089           645,904
                                                                       --------------
                                                                           56,278,521
                                                                       --------------
LODGING -- 0.8%
Marriott
  International, Inc. Cl. A                                 111,900         3,678,153
                                                                       --------------
MACHINERY & COMPONENTS -- 1.1%
Dover Corp.                                                 176,700         5,152,572
                                                                       --------------
MANUFACTURING -- 0.6%
American Standard
  Companies, Inc.*                                           37,700         2,681,978
                                                                       --------------
PHARMACEUTICALS -- 3.5%
Eli Lilly & Co.                                             141,100    $    8,959,850
Merck & Co., Inc.                                            50,400         2,853,144
Pfizer, Inc.                                                 90,500         2,766,585
Pharmacia Corp.                                              58,500         2,445,300
                                                                       --------------
                                                                           17,024,879
                                                                       --------------
PREPACKAGED SOFTWARE -- 1.6%
BMC Software, Inc.*                                         148,100         2,533,991
Microsoft Corp.*                                            103,700         5,361,290
                                                                       --------------
                                                                            7,895,281
                                                                       --------------
REAL ESTATE -- 2.0%
Centerpoint
  Properties Corp.                                          170,599         9,749,733
                                                                       --------------
RETAIL -- 3.9%
Costco Wholesale Corp.*                                     528,600        14,832,516
J.C. Penney Company, Inc.                                    49,500         1,138,995
RadioShack Corp.                                            147,300         2,760,402
                                                                       --------------
                                                                           18,731,913
                                                                       --------------
RETAIL -- GROCERY -- 0.3%
Albertson's, Inc.                                            54,500         1,213,170
                                                                       --------------
TOBACCO -- 5.9%
Philip Morris
  Companies, Inc.                                           697,000        28,249,410
                                                                       --------------
TRANSPORTATION -- 2.0%
United Parcel
  Service, Inc. Cl. B                                       152,500         9,619,700
                                                                       --------------

TOTAL EQUITIES
(COST $500,630,220)                                                       420,631,458
                                                                       --------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                     --------------
SHORT-TERM INVESTMENTS -- 18.7%

CASH EQUIVALENTS -- 10.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  $    1,918,440         1,918,440
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                       1,140,563         1,140,563
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                       5,702,817         5,702,817
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                       2,851,409         2,851,409

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL         MARKET
                                                         AMOUNT           VALUE
                                                     --------------    --------------
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                  $    2,566,268    $    2,566,268
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                             4,277,113         4,277,113
General Electric
  Capital Corp.
  1.300% 01/06/2003                                       2,845,231         2,845,231
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                       1,425,704         1,425,704
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                         285,141           285,141
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                         855,423           855,423
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                         855,422           855,422
Merrimac Money
  Market Fund                                            10,835,353        10,835,353
Metropolitan Life
  Insurance Co. Funding
  Agreement
  1.440% 02/01/2003                                       2,851,409         2,851,409
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                       2,281,127         2,281,127
National Bank of
  Commerce
  1.400% 05/23/2003                                       1,425,704         1,425,704
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                       3,991,972         3,991,972
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                         855,423           855,423
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                       1,140,563         1,140,563
                                                                       --------------
                                                                           48,105,082
                                                                       --------------
REPURCHASE AGREEMENT -- 8.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003 (a)                                     41,785,832        41,785,832
                                                                       --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                        89,890,914
                                                                       ==============

TOTAL INVESTMENTS -- 106.4%
(COST $590,521,134)***                                                 $  510,522,372

OTHER ASSETS/
(LIABILITIES) -- (6.4%)                                                   (30,730,351)
                                                                       --------------

NET ASSETS -- 100.0%                                                   $  479,792,021
                                                                       ==============

NOTES TO PORTFOLIO OF INVESTMENTS

 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (Note 2).
 *** Aggregate cost for Federal tax purposes.
     (Note 7).
 (a) Maturity value of $41,788,153. Collateralized by U.S. Government Agency obligations with rates of 5.252%-6.0%, maturity dates of 01/15/2018-05/01/2032, and aggregate market value including accrued interest of $43,875,124.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  DECEMBER 31, 2002
                                                                                  -----------------
ASSETS:
        Investments, at value (cost $500,630,220) (NOTE 2)                         $   420,631,458
        Short-term investments, at amortized cost (NOTE 2)                              89,890,914
                                                                                   ---------------
            Total Investments (including securities on loan with market values
              of $46,457,736)                                                          510,522,372
        Cash                                                                            11,720,389
        Receivables from:
            Fund shares sold                                                             7,543,961
            Interest and dividends                                                         901,511
            Foreign taxes withheld                                                             603
                                                                                   ---------------
                 Total assets                                                          530,688,836
                                                                                   ---------------
LIABILITIES:
        Payables for:
            Investments purchased                                                          894,345
            Fund shares repurchased                                                      1,466,642
            Securities on loan (NOTE 2)                                                 48,105,082
            Directors' fees and expenses (NOTE 3)                                            8,076
            Affiliates (NOTE 3):
                 Investment management fees                                                269,793
                 Administration fees                                                        79,641
                 Service fees                                                               48,167
        Accrued expense and other liabilities                                               25,069
                                                                                   ---------------
                 Total liabilities                                                      50,896,815
                                                                                   ---------------
        NET ASSETS                                                                 $   479,792,021
                                                                                   ===============
NET ASSETS CONSIST OF:
        Paid-in capital                                                            $   623,609,365
        Undistributed net investment income                                                  8,255
        Accumulated net realized loss on investments                                   (63,826,837)
        Net unrealized depreciation on investments                                     (79,998,762)
                                                                                   ---------------
                                                                                   $   479,792,021
                                                                                   ===============
NET ASSETS:
        Class A                                                                    $    92,001,316
                                                                                   ===============
        Class L                                                                    $   114,417,319
                                                                                   ===============
        Class Y                                                                    $    39,761,823
                                                                                   ===============
        Class S                                                                    $   233,510,272
                                                                                   ===============
        Class N                                                                    $       101,291
                                                                                   ===============
SHARES OUTSTANDING:
        Class A                                                                         12,700,070
                                                                                   ===============
        Class L                                                                         15,768,417
                                                                                   ===============
        Class Y                                                                          5,469,628
                                                                                   ===============
        Class S                                                                         32,106,930
                                                                                   ===============
        Class N                                                                             14,047
                                                                                   ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                    $          7.24
                                                                                   ===============
        Class L                                                                    $          7.26
                                                                                   ===============
        Class Y                                                                    $          7.27
                                                                                   ===============
        Class S                                                                    $          7.27
                                                                                   ===============
        Class N                                                                    $          7.21
                                                                                   ===============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 2002
                                                                                 -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $65,650)                              $   7,082,733
        Interest (including securities lending income of $86,631)                        459,099
                                                                                   -------------
                Total investment income                                                7,541,832
                                                                                   -------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                            3,250,911
        Custody fees                                                                      46,313
        Audit and legal fees                                                              21,473
        Shareholder reporting fees                                                        19,693
        Directors' fees (NOTE 3)                                                          11,589
                                                                                   -------------
                                                                                       3,349,979
        Administration fees (NOTE 3):
            Class A                                                                      259,466
            Class L                                                                      374,326
            Class Y                                                                       79,328
            Class S                                                                      218,832
            Class N                                                                            1*
        Service fees (NOTE 3):
            Class A                                                                      199,958
            Class N                                                                            1*
        Miscellaneous fees                                                                 1,323
                                                                                   -------------
                Total expenses                                                         4,483,214
        Expenses waived (NOTE 3)                                                         (12,740)
        Fees paid indirectly (NOTE 3)                                                    (58,886)
                                                                                   -------------
            Net expenses                                                               4,411,588
                                                                                   -------------
            NET INVESTMENT INCOME                                                      3,130,244
                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                 (37,917,588)
        Net change in unrealized appreciation (depreciation) on investments          (57,098,982)
                                                                                   -------------
                NET REALIZED AND UNREALIZED LOSS                                     (95,016,570)
                                                                                   -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ (91,886,326)
                                                                                   =============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                   ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $     3,130,244     $     2,106,002
        Net realized loss on investment transactions                                   (37,917,588)        (25,679,853)
        Net change in unrealized appreciation (depreciation) on investments            (57,098,982)        (22,045,858)
                                                                                   ---------------     ---------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (91,886,326)        (45,619,709)
                                                                                   ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                           (313,566)           (119,564)
        Class L                                                                           (659,016)           (365,544)
        Class Y                                                                           (272,257)           (249,322)
        Class S                                                                         (1,874,921)         (1,472,499)
                                                                                   ---------------     ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                              (3,119,760)         (2,206,929)
                                                                                   ---------------     ---------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                         34,285,780          62,856,090
        Class L                                                                         30,527,631          70,089,114
        Class Y                                                                         (4,775,046)         46,219,938
        Class S                                                                          5,746,199          81,491,234
        Class N                                                                            101,000*                  -
                                                                                   ---------------     ---------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     65,885,564         260,656,376
                                                                                   ---------------     ---------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (29,120,522)        212,829,738
NET ASSETS:
        Beginning of year                                                              508,912,543         296,082,805
                                                                                   ---------------     ---------------
        End of year (including undistributed net investment income of
           $8,255 and distributions in excess of net investment income of
           $3,620, respectively)                                                   $   479,792,021     $   508,912,543
                                                                                   ===============     ===============

 * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  CLASS A
                                                                                                  -------
                                                                                   YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                                                    12/31/02      12/31/01       12/31/00+
                                                                                   ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $     8.74     $     9.92     $    10.00
                                                                                   ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                  0.02***        0.01***        0.03***
  Net realized and unrealized loss on investments                                       (1.49)         (1.18)         (0.06)
                                                                                   ----------     ----------     ----------
       Total loss from investment operations                                            (1.47)         (1.17)         (0.03)
                                                                                   ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                            (0.03)         (0.01)         (0.04)
  From net realized gains                                                                   -              -          (0.01)
                                                                                   ----------     ----------     ----------
       Total distributions                                                              (0.03)         (0.01)         (0.05)
                                                                                   ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                                                     $     7.24     $     8.74     $     9.92
                                                                                   ==========     ==========     ==========
TOTAL RETURN@                                                                          (16.86)%       (11.75)%        (0.36)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                $   92,001     $   73,431     $   15,926
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                               1.24%          1.25%          1.25%*
     After expense waiver#                                                               1.23% (a)      1.24%          N/A
  Net investment income to average daily net assets                                      0.29%          0.12%          0.53%*
  Portfolio turnover rate                                                                  25%            20%            11%**

                                                                                                   CLASS L
                                                                                                   -------
                                                                                   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                                    12/31/02       12/31/01      12/31/00+
                                                                                   ----------     ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $     8.76     $     9.93     $    10.00
                                                                                   ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                  0.04***        0.03***        0.05***
  Net realized and unrealized loss on investments                                       (1.50)         (1.17)         (0.07)
                                                                                   ----------     ----------     ----------
       Total loss from investment operations                                            (1.46)         (1.14)         (0.02)
                                                                                   ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                            (0.04)         (0.03)         (0.04)
  From net realized gains                                                                   -              -          (0.01)
                                                                                   ----------     ----------     ----------
       Total distributions                                                              (0.04)         (0.03)         (0.05)
                                                                                   ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                                                     $     7.26     $     8.76     $     9.93
                                                                                   ==========     ==========     ==========
TOTAL RETURN@                                                                          (16.64)%       (11.47)%        (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                $  114,417     $  105,322     $   44,167
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                               1.00%          1.00%          1.00%*
     After expense waiver#                                                               0.98%(a)       0.99%           N/A
  Net investment income to average daily net assets                                      0.53%          0.37%          0.72%*
  Portfolio turnover rate                                                                  25%            20%            11%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                            CLASS Y
                                                                            -------
                                                          YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                           12/31/02        12/31/01       12/31/00
                                                         -----------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.77     $      9.94     $     10.00
                                                         -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.05***         0.05***         0.06***
  Net realized and unrealized loss on investments              (1.50)          (1.18)          (0.07)
                                                         -----------     -----------     -----------
       Total loss from investment operations                   (1.45)          (1.13)          (0.01)
                                                         -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.05)          (0.04)          (0.04)
  From net realized gains                                          -               -           (0.01)
                                                         -----------     -----------     -----------
       Total distributions                                     (0.05)          (0.04)          (0.05)
                                                         -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                           $      7.27     $      8.77     $      9.94
                                                         ===========     ===========     ===========
TOTAL RETURN@                                                 (16.52)%        (11.34)%         (0.08)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                      $    39,762     $    52,286     $    10,076
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.84%           0.85%           0.84%*
     After expense waiver#                                      0.83%(a)        0.84%            N/A
  Net investment income to average daily net assets             0.66%           0.52%           0.93%*
  Portfolio turnover rate                                         25%             20%             11%**

                                                                           CLASS S                           CLASS N
                                                                           -------                           -------
                                                          YEAR ENDED     YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                                          12/31/02        12/31/01        12/31/00           12/31/02 |
                                                         -----------     -----------     -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.78     $      9.94     $     10.00       $      7.19
                                                         -----------     -----------     -----------       -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.06***        0.06***          0.06***           0.00***+
  Net realized and unrealized loss on investments              (1.51)          (1.17)          (0.07)             0.02
                                                         -----------     -----------     -----------       -----------
       Total income (loss) from investment operations          (1.45)          (1.11)          (0.01)             0.02
                                                         -----------     -----------     -----------       -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.06)          (0.05)          (0.04)                -
  From net realized gains                                          -               -           (0.01)                -
                                                         -----------     -----------     -----------       -----------
       Total distributions                                     (0.06)          (0.05)          (0.05)                -
                                                         -----------     -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                           $      7.27     $      8.78     $      9.94       $      7.21
                                                         ===========     ===========     ===========       ===========

TOTAL RETURN@                                                 (16.53)%        (11.20)%         (0.08)%**             -++
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                      $   233,510     $   277,873     $   225,913       $       101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.75%           0.76%           0.76%*               -++
     After expense waiver#                                      0.74%(a)        0.75%            N/A                 -++
  Net investment income to average daily net assets             0.76%           0.62%           0.91%*               -++
  Portfolio turnover rate                                         25%             20%             11%**             25%

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
|   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
++  AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+   NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INDEXED EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -22.41%, slightly trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

It was another challenging year for the S&P 500 Index, which suffered large declines in the second and third quarters of the year. Overly optimistic expectations for an economic recovery and a rebound in corporate earnings did a lot of the damage to share prices. However, additional damage was inflicted by a host of other factors, including corporate accounting scandals, concerns about the lack of objectivity in Wall Street research, rising tension between Israel and the Palestinians, the possibility of war with Iraq, a falling U.S. dollar and the anniversary of the September 11 terrorist attacks. Consequently, after falling more than 13% by mid-year, the index gave up another 17.28% in the third quarter. At the end of the third quarter, the S&P 500 Index was posting negative results over the previous one-, three- and five-year periods. Reversing the previous quarter's results, value underperformed growth, as measured by the S&P 500 Barra Value Index's 20.46% decline versus the 14.12% loss in the S&P 500 Barra Growth Index. The market's small-cap and mid-cap segments also were sharply lower.

The Federal Reserve Board once again left interest rates unchanged at its August meeting, making six consecutive meetings in 2002 at which the Fed favored the status quo on rates. During the quarter, non-domiciled companies were removed from the benchmark, effective at the close of business on July 19. That change resulted in almost a 2% turnover, as seven stocks domiciled in Canada or Europe were deleted from the index.

The fourth quarter brought a welcome respite from the recent declines, as bargain hunters responded to the attractive valuations created by plunging share prices. The Federal Reserve Board did its part to help the rally, cutting short-term interest rates by 50 basis points. The S&P 500 Index gained 8.44% for the quarter, and all capitalization and style segments increased during the quarter. Large-cap value, as measured by the S&P 500 Barra Value Index's 9.90% gain, once again outperformed large-cap growth, reflected in the 7.11% advance of the S&P 500 Barra Growth Index. While it was a relief to see the market advancing, share prices began to retreat again in December. Weak holiday sales were one source of concern, as was the Bush administration's steady movement towards military conflict with Iraq.

Sector performance in the fourth quarter was positive without exception, led by the 38.17% surge in telecommunication services and the 22.45% gain in information technology. Information technology and financials, the two largest sectors in the index, accounted for over half of the quarter's gains. Even the weakest sector, consumer staples, turned in a positive result--1.15%. With investors rotating funds into traditional growth sectors, consumer staples, which typically outperforms the market when share prices are falling, fell behind. For the year, there were just 25 changes to the index, the fewest since 1996.

WHAT IS YOUR OUTLOOK?

The rally ending 2002 reminds us of a similar scenario that occurred at the end of 2001. However, there are some relevant differences between last year and this one. The most significant difference is that stock prices have fallen substantially and now reflect more modest expectations about earnings and economic growth. Moreover, corporations have implemented significant cost-cutting and other restructuring initiatives that have left them in much better financial shape. Capital spending remains an uncertainty, and the disappointing sales figures reported by retailers call into question how much longer the consumer can continue to spend without some retrenchment. Additionally, the possibility of waging war with Iraq continues to plague the market, adding a significant premium to crude oil prices and depressing investor sentiment. All of these cross-currents could play a part in the market's performance going forward.

                                             MASSMUTUAL INDEXED EQUITY FUND
                                           LARGEST STOCK HOLDINGS (12/31/02)

                                         Microsoft Corp.
                                         General Electric Co.
                                         Exxon Mobil Corp.
                                         Wal-Mart Stores, Inc.
                                         Pfizer, Inc.
                                         Citigroup, Inc.
                                         Johnson & Johnson
                                         American International Group, Inc.
                                         International Business Machines Corp.
                                         Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Indexed Equity Fund Class S, Class A, Class Y and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                       SINCE INCEPTION
                        ONE YEAR        AVERAGE ANNUAL
                   1/1/02 - 12/31/02  3/1/98 - 12/31/02
  Class S                -22.41%          -2.66%
  Class A                -22.74%          -3.12%
  Class Y                -22.47%          -2.74%
-------------------------------------------------------
  S&P 500 Index          -22.09%          -2.24%
-------------------------------------------------------

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S      CLASS A      CLASS Y   S&P 500 INDEX
3/1/98       $   10,000   $   10,000   $   10,000   $   10,000
Dec-98       $   11,833   $   11,770   $   11,807   $   11,862
Dec-99       $   14,250   $   14,107   $   14,213   $   14,358
Dec-00       $   12,901   $   12,714   $   12,868   $   13,052
Dec-01       $   11,311   $   11,101   $   11,276   $   11,502
Dec-02       $    8,776   $    8,576   $    8,742   $    8,961

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                             SINCE INCEPTION
                             ONE YEAR        AVERAGE ANNUAL
                         1/1/02 - 12/31/02  7/1/99 - 12/31/02
  Class L                     -22.53%          -11.25%
-------------------------------------------------------------
  S&P 500 Index               -22.09%           -9.13%

[CHART]

                  CLASS L   S&P 500 INDEX
7/1/99           $   10,000   $   10,000
Dec-99           $   10,738   $   10,771
Dec-00           $    9,705   $    9,791
Dec-01           $    8,496   $    8,628
Dec-02           $    6,582   $    6,722

Hypothetical Investments in MassMutual Indexed Equity Fund Class Z and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                                   ONE YEAR           AVERAGE ANNUAL
                                1/1/02 - 12/31/02   5/1/01 - 12/31/02
  Class Z                           -22.23%              -17.80%
---------------------------------------------------------------------
  S&P 500 Index                     -22.09%              -17.70%

[CHART]

                  CLASS Z    S&P 500 INDEX
5/1/01           $   10,000   $   10,000
Jun-01           $    9,820   $    9,822
Dec-01           $    9,267   $    9,277
Jun-02           $    8,034   $    8,057
Dec-02           $    7,207   $    7,227

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL INDEXED EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                                  NUMBER OF           MARKET
                                                                   SHARES              VALUE
                                                               ---------------   ----------------
EQUITIES -- 98.0%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.                                                       43,633    $      614,353
Omnicom Group, Inc.                                                     19,914         1,286,444
TMP Worldwide, Inc.*                                                    11,118           125,745
                                                                                  --------------
                                                                                       2,026,542
                                                                                  --------------
AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                                              93,040         3,069,390
General Dynamics Corp.                                                  22,354         1,774,237
Goodrich Corp.                                                          13,690           250,801
Honeywell
  International, Inc.                                                   91,210         2,189,040
Lockheed Martin Corp.                                                   48,107         2,778,179
Northrop
  Grumman Corp.                                                         19,039         1,846,783
Raytheon Co.                                                            46,400         1,426,800
Rockwell Collins, Inc.                                                  15,632           363,600
United
  Technologies Corp.                                                    49,931         3,092,726
                                                                                  --------------
                                                                                      16,791,556
                                                                                  --------------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                                              22,864           150,902
Delta Air Lines, Inc.                                                   12,716           153,864
Southwest Airlines Co.                                                  84,365         1,172,674
                                                                                  --------------
                                                                                       1,477,440
                                                                                  --------------
APPAREL, TEXTILES & SHOES -- 0.6%
The Gap, Inc.                                                           98,803         1,533,423
Jones Apparel
  Group, Inc.*                                                          14,589           517,034
Limited Brands                                                          57,859           805,976
Liz Claiborne, Inc.                                                     10,592           314,053
Nike, Inc. Cl. B                                                        30,183         1,342,238
Nordstrom, Inc.                                                         11,538           218,876
Reebok
  International Limited*                                                 6,500           191,100
VF Corp.                                                                11,302           407,437
                                                                                  --------------
                                                                                       5,330,137
                                                                                  --------------
AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.                                                 5,230            80,228
Dana Corp.                                                              14,069           165,451
Delphi Corp.                                                            57,594           463,632
Ford Motor Co.                                                         205,414         1,910,350
General Motors Corp.                                                    58,945         2,172,713
Genuine Parts Co.                                                       15,712           483,930
The Goodyear Tire &
  Rubber Co.                                                            20,176           137,399
Harley-Davidson, Inc.                                                   34,636    $    1,600,183
Navistar
  International Corp.*                                                   8,409           204,423
Paccar, Inc.                                                            13,603           627,506
Visteon Corp.                                                           10,953            76,233
                                                                                  --------------
                                                                                       7,922,048
                                                                                  --------------
BANKING, SAVINGS & LOANS -- 11.6%
AmSouth Bancorp                                                         41,894           804,365
Bank of America Corp.                                                  163,427        11,369,616
Bank of New York
  Co., Inc.                                                             81,503         1,952,812
Bank One Corp.                                                         126,026         4,606,250
BB&T Corp.                                                              55,416         2,049,838
Capital One
  Financial Corp.                                                       22,746           676,011
Charter One
  Financial, Inc.                                                       26,845           771,257
Citigroup, Inc.                                                        562,741        19,802,856
Comerica, Inc.                                                          19,076           824,846
Fannie Mae                                                             108,179         6,959,155
Fifth Third Bancorp                                                     64,788         3,793,337
First Tennessee
  National Corp.                                                        12,200           438,468
FleetBoston
  Financial Corp.                                                      111,915         2,719,534
Freddie Mac                                                             76,628         4,524,883
Golden West
  Financial Corp.                                                       18,079         1,298,253
J.P. Morgan Chase & Co.                                                215,826         5,179,824
KeyCorp                                                                 43,868         1,102,842
Marshall and Ilsley Corp.                                               19,200           525,696
Mellon Financial Corp.                                                  49,768         1,299,442
National City Corp.                                                     71,371         1,949,856
North Fork
  Bancorporation, Inc.                                                  18,200           614,068
Northern Trust Corp.                                                    25,493           893,530
Providian
  Financial Corp.*                                                      31,604           205,110
Regions Financial Corp.                                                 21,390           713,570
SLM Corp.                                                               17,077         1,773,617
SouthTrust Corp.                                                        40,594         1,008,761
State Street Corp.                                                      37,868         1,476,852
SunTrust Banks, Inc.                                                    32,734         1,863,219
Synovus Financial Corp.                                                 27,899           541,241
U.S. Bancorp                                                           213,834         4,537,557
Union Planters Corp.                                                    17,808           501,117
Wachovia Corp.                                                         153,848         5,606,221
Washington Mutual, Inc.                                                105,752         3,651,617
Wells Fargo & Co.                                                      184,146         8,630,923
Zions Bancorp                                                           11,800    $      464,318
                                                                                  --------------
                                                                                     105,130,862
                                                                                  --------------

BEVERAGES -- 3.0%
Anheuser-Busch
  Companies, Inc.                                                       95,996         4,646,206
Brown-Forman
  Corp. Cl. B                                                            5,521           360,853
The Coca-Cola Co.                                                      270,772        11,865,229
Coca-Cola
  Enterprises, Inc.                                                     51,243         1,112,998
Coors (Adolph)
  Co. Cl. B                                                              4,465           273,481
The Pepsi Bottling
  Group, Inc.                                                           28,582           734,557
PepsiCo, Inc.                                                          189,266         7,990,811
                                                                                  --------------
                                                                                      26,984,135
                                                                                  --------------

BROADCASTING, PUBLISHING & PRINTING -- 3.4%
American Greetings
  Corp. Cl. A*                                                           8,814           139,261
AOL Time Warner, Inc.                                                  486,494         6,373,071
Clear Channel
  Communications, Inc.*                                                 68,421         2,551,419
Comcast Corp. Cl. A*                                                   248,423         5,855,330
Dow Jones & Co., Inc.                                                   10,857           469,348
Gannett Co., Inc.                                                       30,171         2,166,278
Knight Ridder, Inc.                                                      7,837           495,690
The McGraw-Hill
  Companies, Inc.                                                       21,944         1,326,295
Meredith Corp.                                                           3,689           151,655
New York Times
  Co. Cl. A                                                             17,600           804,848
Tribune Co.                                                             34,795         1,581,781
Univision
  Communications,
  Inc. Cl. A*                                                           26,000           637,000
Viacom, Inc. Cl. B*                                                    193,918         7,904,098
                                                                                  --------------
                                                                                      30,456,074
                                                                                  --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                                                 7,484            60,321
Masco Corp.                                                             53,992         1,136,532
Vulcan Materials Co.                                                     8,278           310,425
                                                                                  --------------
                                                                                       1,507,278
                                                                                  --------------

CHEMICALS -- 1.5%
Air Products &
  Chemicals, Inc.                                                       25,805         1,103,164
Ashland, Inc.                                                            6,625           189,011
Dow Chemical Co.                                                       102,420         3,041,874

    The accompanying notes are an integral part of the financial statements.

                                                                  NUMBER OF          MARKET
                                                                   SHARES            VALUE
                                                               ---------------   ---------------
Du Pont (E.I.) de
  Nemours & Co.                                                        111,450   $     4,725,480
Eastman Chemical Co.                                                     5,535           203,522
Engelhard Corp.                                                         11,125           248,644
Great Lakes
  Chemical Corp.                                                         3,896            93,036
Hercules, Inc.*                                                         10,889            95,823
International Flavors &
  Fragrances, Inc.                                                       7,382           259,108
Monsanto Co.                                                            31,424           604,912
PPG Industries, Inc.                                                    19,408           973,311
Praxair, Inc.                                                           18,878         1,090,582
Rohm & Haas Co.                                                         24,584           798,488
                                                                                 ---------------
                                                                                      13,426,955
                                                                                 ---------------

COMMERCIAL SERVICES -- 1.5%
Allied Waste
  Industries, Inc.*                                                     16,934           169,340
Apollo Group,
  Inc. Cl. A*                                                           19,500           858,000
Block (H&R), Inc.                                                       20,648           830,050
Cendant Corp.*                                                         114,044         1,195,181
Cintas Corp.                                                            19,300           882,975
Concord EFS, Inc.*                                                      56,746           893,182
Convergys Corp.*                                                        20,271           307,106
Donnelley (R.R.) &
  Sons Co.                                                               8,615           187,549
eBay, Inc.*                                                             33,700         2,285,534
Ecolab, Inc.                                                            13,429           664,735
Equifax, Inc.                                                           12,749           295,012
Fluor Corp.                                                              7,035           196,980
Moody's Corp.                                                           18,386           759,158
Paychex, Inc.                                                           41,606         1,160,807
PerkinElmer, Inc.                                                       12,174           100,435
Quest Diagnostics, Inc.*                                                10,285           585,216
Quintiles
  Transnational Corp.*                                                  16,703           202,106
Robert Half
  International, Inc.*                                                  16,400           264,204
Ryder System, Inc.                                                       8,205           184,120
Waste Management, Inc.                                                  66,197         1,517,235
                                                                                 ---------------
                                                                                      13,538,925
                                                                                 ---------------

COMMUNICATIONS -- 1.8%
ADC
  Telecommunications, Inc.*                                             72,692           151,926
Andrew Corp.*                                                           12,242           125,848
Avaya, Inc.*                                                            25,075            61,434
Ciena Corp.*                                                            47,700           245,178
Citizens
  Communications Co.*                                                   33,500           353,425
Lucent
  Technologies, Inc.*                                                  329,252           414,858
Network
  Appliance, Inc.*                                                      38,538   $       385,380
Nextel Communications,
  Inc. Cl. A*                                                          105,539         1,218,975
Qualcomm, Inc.*                                                         84,309         3,068,005
SBC
  Communications, Inc.                                                 361,509         9,800,509
Scientific-Atlanta, Inc.                                                16,481           195,465
Tellabs, Inc.*                                                          47,223           343,311
                                                                                 ---------------
                                                                                      16,364,314
                                                                                 ---------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Motorola, Inc.                                                         253,702         2,194,522
                                                                                 ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                                          15,306           218,876
Computer Sciences Corp.*                                                16,796           578,622
Parametric
  Technology Corp.*                                                     24,388            61,458
Sun Microsystems, Inc.*                                                366,504         1,139,827
Teradyne, Inc.*                                                         22,506           292,803
Unisys Corp.*                                                           30,051           297,505
                                                                                 ---------------
                                                                                       2,589,091
                                                                                 ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.*                                                     9,440           279,896
                                                                                 ---------------

COMPUTERS & INFORMATION -- 2.5%
Apple Computer, Inc.*                                                   40,775           584,306
Cisco Systems, Inc.*                                                   791,587        10,369,790
Comverse
  Technology, Inc.*                                                     24,529           245,781
Dell Computer Corp.*                                                   282,948         7,566,030
EMC Corp.*                                                             247,433         1,519,239
Gateway, Inc.*                                                          32,368           101,636
International Game
  Technology*                                                           10,189           773,549
Jabil Circuit, Inc.*                                                    21,700           388,864
Lexmark
  International, Inc.*                                                  12,528           757,944
Solectron Corp.*                                                        78,253           277,798
Symbol
  Technologies, Inc.                                                    21,800           179,196
                                                                                 ---------------
                                                                                      22,764,133
                                                                                 ---------------

COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Electronic Data
  Systems Corp.                                                         53,523           986,429
Hewlett-Packard Co.                                                    338,052         5,868,583
International Business
  Machines Corp.                                                       185,402        14,368,655
Pitney Bowes, Inc.                                                      28,255           922,808
Xerox Corp.*                                                            82,477           663,940
                                                                                 ---------------
                                                                                      22,810,415
                                                                                 ---------------

CONTAINERS -- 0.2%
Ball Corp.                                                               6,504   $       332,940
Bemis Co., Inc.                                                          3,794           188,296
Pactiv Corp.*                                                           19,198           419,668
Sealed Air Corp.*                                                       10,048           374,790
Temple-Inland, Inc.                                                      6,393           286,470
                                                                                 ---------------
                                                                                       1,602,164
                                                                                 ---------------
COSMETICS & PERSONAL CARE -- 2.6%
Alberto-Culver Co. Cl. B                                                 3,998           201,499
Avon Products, Inc.                                                     26,519         1,428,579
Colgate-Palmolive Co.                                                   60,419         3,167,768
The Gillette Co.                                                       117,444         3,565,600
Kimberly-Clark Corp.                                                    58,781         2,790,334
The Procter &
  Gamble Co.                                                           141,410        12,152,775
                                                                                 ---------------
                                                                                      23,306,555
                                                                                 ---------------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
  Processing, Inc.                                                      65,608         2,575,114
Deluxe Corp.                                                             5,128           215,889
First Data Corp.                                                        80,656         2,856,029
Fiserv, Inc.*                                                           21,901           743,539
IMS Health, Inc.                                                        28,425           454,800
NCR Corp.*                                                              12,368           293,616
                                                                                 ---------------
                                                                                       7,138,987
                                                                                 ---------------

ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                                              56,053           169,280
Allegheny Energy, Inc.                                                  14,300           108,108
Ameren Corp.                                                            16,042           666,866
American Electric
  Power Co.                                                             38,508         1,052,424
Calpine Corp.*                                                          41,579           135,548
CenterPoint Energy, Inc.                                                32,422           275,587
Cinergy Corp.                                                           16,781           565,855
CMS Energy Corp.                                                        14,154           133,614
Consolidated
  Edison, Inc.                                                          26,374         1,129,335
Constellation Energy
  Group, Inc.                                                           13,164           366,222
Dominion
  Resources, Inc.                                                       30,920         1,697,508
DTE Energy Co.                                                          19,252           893,293
Duke Energy Corp.                                                       92,698         1,811,319
Edison International*                                                   35,087           415,781
Entergy Corp.                                                           25,306         1,153,701
Exelon Corp.                                                            35,974         1,898,348
FirstEnergy Corp.                                                       30,887         1,018,344
FPL Group, Inc.                                                         17,515         1,053,177
Mirant Corp.*                                                           39,788            75,199
NiSource, Inc.                                                          30,485           609,700
PG&E Corp.*                                                             37,781           525,156

    The accompanying notes are an integral part of the financial statements.

                                                                  NUMBER OF          MARKET
                                                                   SHARES             VALUE
                                                               ---------------   --------------
Pinnacle West
  Capital Corp.                                                         11,750   $      400,557
PPL Corp.                                                               13,955          483,959
Progress Energy, Inc.                                                   24,121        1,045,645
Public Service
  Enterprise Group, Inc.                                                26,982          866,122
Southern Co.                                                            80,246        2,278,184
Teco Energy, Inc.                                                       22,400          346,528
TXU Corp.                                                               37,566          701,733
                                                                                 --------------
                                                                                     21,877,093
                                                                                 --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.0%
Advanced Micro
  Devices, Inc.*                                                        41,742          269,653
Altera Corp.*                                                           43,704          541,056
American Power
  Conversion Corp.*                                                     22,142          335,451
Analog Devices, Inc.*                                                   37,225          888,561
Applied Micro
  Circuits Corp.*                                                       37,200          137,268
Broadcom Corp. Cl. A*                                                   31,300          471,378
Emerson Electric Co.                                                    47,254        2,402,866
General Electric Co.                                                 1,089,575       26,531,151
Intel Corp.                                                            729,332       11,355,699
JDS Uniphase Corp.*                                                    155,976          385,261
Johnson Controls, Inc.                                                  10,351          829,840
Kla-Tencor Corp.*                                                       21,228          750,834
Linear Technology Corp.                                                 32,949          847,448
LSI Logic Corp.*                                                        45,542          262,777
Maxim Integrated
  Products, Inc.                                                        33,099        1,093,591
Micron Technology, Inc.*                                                62,580          609,529
Molex, Inc.                                                             22,447          517,179
National
  Semiconductor Corp.*                                                  22,012          330,400
Novellus Systems, Inc.*                                                 15,831          444,534
Nvidia Corp.*                                                           18,400          211,784
PMC-Sierra, Inc.*                                                       21,879          121,647
Power-One, Inc.*                                                         7,100           40,257
Qlogic Corp.*                                                           10,200          352,002
Rockwell
  Automation, Inc.                                                      19,432          402,437
Sanmina-SCI Corp.*                                                      51,024          229,098
Texas Instruments, Inc.                                                190,869        2,864,944
Thomas & Betts Corp.*                                                    4,102           69,324
Xilinx, Inc.*                                                           37,668          775,961
                                                                                 --------------
                                                                                     54,071,930
                                                                                 --------------

ENERGY -- 6.0%
Amerada Hess Corp.                                                      10,960          603,348
Anadarko
  Petroleum Corp.                                                       25,854        1,238,407
Apache Corp.                                                            13,941          794,498
BJ Services Co.*                                                        18,800          607,428
Burlington
  Resources, Inc.                                                       23,080   $      984,362
ChevronTexaco Corp.                                                    119,029        7,913,048
ConocoPhillips                                                          76,755        3,714,174
Devon Energy Corp.                                                      15,700          720,630
Dynegy, Inc. Cl. A                                                      28,437           33,556
El Paso Corp.                                                           66,535          463,084
EOG Resources, Inc.                                                     11,700          467,064
Exxon Mobil Corp.                                                      737,298       25,761,192
Halliburton Co.                                                         44,584          834,167
Kerr-McGee Corp.                                                         8,766          388,334
KeySpan Corp.                                                           15,800          556,792
Kinder Morgan, Inc.                                                     12,300          519,921
Marathon Oil Corp.                                                      33,651          716,430
Nabors
  Industries Limited*                                                   17,269          609,078
Nicor, Inc.                                                              3,282          111,686
Noble Corp.*                                                            15,400          541,310
Occidental
  Petroleum Corp.                                                       43,351        1,233,336
Peoples Energy Corp.                                                     2,562           99,021
Rowan Companies, Inc.                                                   12,166          276,168
Schlumberger Limited                                                    63,005        2,651,880
Sempra Energy                                                           25,261          597,423
Sunoco, Inc.                                                             7,056          234,118
Transocean, Inc.                                                        30,472          706,950
Unocal Corp.                                                            30,229          924,403
The Williams
  Companies, Inc.                                                       39,791          107,436
Xcel Energy, Inc.                                                       43,587          479,457
                                                                                 --------------
                                                                                     54,888,701
                                                                                 --------------

ENTERTAINMENT & LEISURE -- 0.7%
Brunswick Corp.                                                          6,255          124,224
Carnival Corp.                                                          64,268        1,603,487
The Walt Disney Co.                                                    228,170        3,721,453
Harrah's
  Entertainment, Inc.*                                                  13,316          527,314
                                                                                 --------------
                                                                                      5,976,478
                                                                                 --------------

FINANCIAL SERVICES -- 3.3%
American Express Co.                                                   148,060        5,233,921
Bear Stearns
  Companies, Inc.                                                       11,595          688,743
Countrywide
  Financial Corp.                                                       12,800          661,120
Franklin Resources, Inc.                                                30,630        1,043,870
The Goldman Sachs
  Group, Inc.                                                           52,000        3,541,200
Household
  International, Inc.                                                   51,836        1,441,559
Huntington
  Bancshares, Inc.                                                      25,921          484,982
Lehman Brothers
  Holdings, Inc.                                                        25,718   $    1,370,512
MBNA Corp.                                                             143,646        2,732,147
Merrill Lynch & Co., Inc.                                               93,470        3,547,186
Morgan Stanley                                                         120,599        4,814,312
PNC Financial Services
  Group, Inc.                                                           32,213        1,349,725
Price (T. Rowe)
  Group, Inc.                                                           14,413          393,187
The Schwab
  (Charles) Corp.                                                      150,705        1,635,149
Simon Property
  Group, Inc.                                                           17,800          606,446
Stillwell Financial, Inc.                                               27,194          355,426
                                                                                 --------------
                                                                                     29,899,485
                                                                                 --------------

FOODS -- 2.0%
Archer-Daniels-
  Midland Co.                                                           63,779          790,860
Campbell Soup Co.                                                       48,346        1,134,681
ConAgra Foods, Inc.                                                     60,369        1,509,829
Del Monte Foods Co.*                                                       133            1,024
General Mills, Inc.                                                     42,451        1,993,074
Heinz (H. J.) Co.                                                       39,822        1,308,949
Hershey Foods Corp.                                                     14,242          960,480
Kellogg Co.                                                             47,816        1,638,654
The Kroger Co.*                                                         90,775        1,402,474
Safeway, Inc.*                                                          46,077        1,076,359
Sara Lee Corp.                                                          88,736        1,997,447
Starbucks Corp.*                                                        43,448          885,470
SuperValu, Inc.                                                         11,432          188,742
Sysco Corp.                                                             74,478        2,218,700
Wrigley (Wm.) Jr. Co.                                                   22,804        1,251,484
                                                                                 --------------
                                                                                     18,358,227
                                                                                 --------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                                      5,601          141,257
Georgia-Pacific Corp.                                                   27,872          450,412
International Paper Co.                                                 53,751        1,879,672
MeadWestvaco Corp.                                                      19,744          487,874
Plum Creek
  Timber Co., Inc.                                                      16,500          389,400
Weyerhaeuser Co.                                                        25,811        1,270,159
                                                                                 --------------
                                                                                      4,618,774
                                                                                 --------------

HEALTHCARE -- 0.9%
HCA, Inc.                                                               57,785        2,398,077
Health Management
  Associates, Inc. Cl. A                                                28,000          501,200
Healthsouth Corp.*                                                      38,081          159,940
Humana, Inc.*                                                           23,296          232,960
Manor Care, Inc.*                                                       12,781          237,854
Tenet Healthcare Corp.*                                                 53,528          877,859
UnitedHealth Group, Inc.                                                32,074        2,678,179

    The accompanying notes are an integral part of the financial statements.

                                                                  NUMBER OF          MARKET
                                                                   SHARES             VALUE
                                                               ---------------   --------------
Wellpoint Health
  Networks, Inc.*                                                       14,520   $    1,033,243
                                                                                 --------------
                                                                                      8,119,312
                                                                                 --------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                                             7,805          391,811
KB Home                                                                  5,585          239,317
Leggett & Platt, Inc.                                                   18,147          407,219
Maytag Corp.                                                             7,838          223,383
Pulte Homes, Inc.                                                        7,473          357,733
Whirlpool Corp.                                                          8,829          461,050
                                                                                 --------------
                                                                                      2,080,513
                                                                                 --------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                                     9,250          396,732
The Clorox Co.                                                          26,215        1,081,369
Corning, Inc.*                                                          92,261          305,384
Fortune Brands, Inc.                                                    17,580          817,646
Newell Rubbermaid, Inc.                                                 29,371          890,822
Sherwin-Williams Co.                                                    15,389          434,739
Snap-On, Inc.                                                            4,103          115,335
The Stanley Works                                                       10,755          371,908
Tupperware Corp.                                                         4,102           61,858
                                                                                 --------------
                                                                                      4,475,793
                                                                                 --------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                                    9,666          498,282
                                                                                 --------------

INDUSTRIAL - DIVERSIFIED -- 1.6%
3M Co.                                                                  41,999        5,178,477
Cooper Industries
  Limited Cl. A                                                         11,265          410,609
Danaher Corp.                                                           17,650        1,159,605
Eaton Corp.                                                              8,528          666,122
Illinois Tool Works, Inc.                                               34,533        2,239,810
ITT Industries, Inc.                                                    10,755          652,721
McDermott
  International, Inc.*                                                   4,606           20,174
Textron, Inc.                                                           16,255          698,802
Tyco
  International Limited                                                221,854        3,789,266
                                                                                 --------------
                                                                                     14,815,586
                                                                                 --------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                           64,960        1,062,096
                                                                                 --------------

INSURANCE -- 5.2%
ACE Limited                                                             25,900          759,906
Aetna, Inc.                                                             17,549          721,615
AFLAC, Inc.                                                             56,938        1,714,973
Allstate Corp.                                                          78,915        2,919,066
Ambac Financial
  Group, Inc.                                                           10,100          568,024
American International
  Group, Inc.                                                          285,208       16,499,283
Anthem, Inc.*                                                           14,300   $      899,470
Aon Corp.                                                               35,052          662,132
Chubb Corp.                                                             17,009          887,870
Cigna Corp.                                                             15,988          657,427
Cincinnati Financial Corp.                                              19,384          727,869
The Hartford Financial
  Services Group, Inc.                                                  27,934        1,269,042
Jefferson-Pilot Corp.                                                   15,173          578,243
John Hancock Financial
  Services, Inc.                                                        33,079          922,904
Lincoln National Corp.                                                  22,039          695,992
Loews Corp.                                                             18,848          837,982
Marsh & McLennan
  Companies, Inc.                                                       59,552        2,751,898
MBIA, Inc.                                                              17,011          746,102
Metlife, Inc.                                                           77,400        2,092,896
MGIC Investment Corp.                                                   12,187          503,323
Principal Financial
  Group, Inc.                                                           37,000        1,114,810
Progressive Corp.                                                       22,287        1,106,104
Prudential Financial, Inc.                                              65,500        2,078,970
Safeco Corp.                                                            17,225          597,191
The St. Paul
  Companies, Inc.                                                       26,675          908,284
Torchmark Corp.                                                         10,426          380,862
Travelers Property
  Casualty Corp. Cl. B*                                                111,297        1,630,501
UnumProvident Corp.                                                     22,625          396,843
XL Capital Limited Cl. A                                                15,200        1,174,200
                                                                                 --------------
                                                                                     46,803,782
                                                                                 --------------

LODGING -- 0.2%
Hilton Hotels Corp.                                                     37,851          481,086
Marriott International,
  Inc. Cl. A                                                            27,923          917,829
Starwood Hotels &
  Resorts Worldwide, Inc.                                               17,827          423,213
                                                                                 --------------
                                                                                      1,822,128
                                                                                 --------------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                                      36,283        1,167,950
Caterpillar, Inc.                                                       37,316        1,706,088
Cummins, Inc.                                                            5,473          153,955
Deere & Co.                                                             26,713        1,224,791
Dover Corp.                                                             23,759          692,812
Ingersoll-Rand Co. Cl. A                                                19,586          843,373
Pall Corp.                                                               8,718          145,416
Parker-Hannifin Corp.                                                   14,198          654,954
                                                                                 --------------
                                                                                      6,589,339
                                                                                 --------------

MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                                       7,700          547,778
Applied Materials, Inc.*                                               175,152        2,282,231
Avery Dennison Corp.                                                    11,798   $      720,622
Millipore Corp.*                                                         4,281          145,554
                                                                                 --------------
                                                                                      3,696,185
                                                                                 --------------

MEDICAL SUPPLIES -- 2.1%
Agilent
  Technologies, Inc.*                                                   52,905          950,174
Allergan, Inc.                                                          15,029          865,971
Applied Biosystems
  Group-Applera Corp.                                                   24,468          429,169
Bard (C.R.), Inc.                                                        5,489          318,362
Bausch & Lomb, Inc.                                                      6,794          244,584
Baxter International, Inc.                                              65,826        1,843,128
Becton, Dickinson & Co.                                                 25,546          784,007
Biomet, Inc.                                                            29,994          859,628
Boston Scientific Corp.*                                                45,220        1,922,754
Guidant Corp.*                                                          30,841          951,445
Medtronic, Inc.                                                        135,014        6,156,638
St. Jude Medical, Inc.*                                                 16,996          675,081
Stryker Corp.                                                           22,801        1,530,403
Tektronix, Inc.*                                                         8,170          148,612
Thermo Electron Corp.*                                                  16,375          329,465
Waters Corp.*                                                           15,900          346,302
Zimmer Holdings, Inc.*                                                  22,178          920,831
                                                                                 --------------
                                                                                     19,276,554
                                                                                 --------------

METALS & MINING -- 0.5%
Alcoa, Inc.                                                             94,966        2,163,325
Allegheny
  Technologies, Inc.                                                     5,947           37,050
Crane Co.                                                                4,707           93,811
Freeport-McMoran
  Copper & Gold,
  Inc. Cl. B*                                                           16,983          284,975
Newmont Mining Corp.                                                    45,297        1,314,972
Nucor Corp.                                                              9,550          394,415
Phelps Dodge Corp.*                                                     10,339          327,229
United States Steel Corp.                                                6,256           82,079
Worthington
  Industries, Inc.                                                       6,352           96,804
                                                                                 --------------
                                                                                      4,794,660
                                                                                 --------------

PHARMACEUTICALS -- 11.5%
Abbott Laboratories                                                    173,337        6,933,480
AmerisourceBergen Corp.                                                 10,416          565,693
Amgen, Inc.*                                                           140,990        6,815,457
Biogen, Inc.*                                                           16,862          675,492
Bristol-Myers Squibb Co.                                               215,484        4,988,455
Cardinal Health, Inc.                                                   48,579        2,875,391
Chiron Corp.*                                                           21,200          797,120
Eli Lilly & Co.                                                        124,495        7,905,433
Forest Laboratories, Inc.*                                              19,000        1,866,180
Genzyme Corp.*                                                          22,700          671,239
Johnson & Johnson                                                      325,100       17,461,121

    The accompanying notes are an integral part of the financial statements.

                                                                  NUMBER OF          MARKET
                                                                   SHARES             VALUE
                                                               ---------------   --------------
King
  Pharmaceuticals, Inc.*                                                25,848   $      444,327
McKesson Corp.                                                          32,398          875,718
Medimmune, Inc.*                                                        28,769          781,654
Merck & Co., Inc.                                                      245,662       13,906,926
Pfizer, Inc.                                                           680,243       20,795,029
Pharmacia Corp.                                                        140,342        5,866,296
Schering-Plough Corp.                                                  163,986        3,640,489
Sigma-Aldrich Corp.                                                      9,251          450,524
Watson
  Pharmaceutical, Inc.*                                                 12,571          355,382
Wyeth                                                                  145,104        5,426,890
                                                                                 --------------
                                                                                    104,098,296
                                                                                 --------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                                       30,047        1,052,847
                                                                                 --------------

PREPACKAGED SOFTWARE -- 4.8%
Adobe Systems, Inc.                                                     25,422          630,491
BMC Software, Inc.*                                                     28,331          484,743
Citrix Systems, Inc.*                                                   18,527          228,253
Computer Associates
  International, Inc.                                                   62,539          844,277
Compuware Corp.*                                                        47,437          227,698
Electronic Arts, Inc.*                                                  15,400          766,458
Intuit, Inc.*                                                           23,200        1,088,544
Microsoft Corp.*                                                       585,795       30,285,602
Novell, Inc.*                                                           31,182          104,148
Oracle Corp.*                                                          600,028        6,480,302
Peoplesoft, Inc.*                                                       34,687          634,772
Rational Software Corp.*                                                24,500          254,555
Siebel Systems, Inc.*                                                   55,862          413,379
SunGard Data Systems, Inc.*                                             32,700          770,412
Veritas Software Corp.*                                                 45,390          708,992
                                                                                 --------------
                                                                                     43,922,626
                                                                                 --------------

REAL ESTATE -- 0.2%
Equity Office Properties Trust                                          48,700        1,216,526
Equity Residential                                                      28,000          688,240
                                                                                 --------------
                                                                                      1,904,766
                                                                                 --------------

RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                                                18,628          380,943
McDonald's Corp.                                                       142,660        2,293,973
Wendy's
  International, Inc.                                                    9,601          259,899
Yum! Brands, Inc.*                                                      33,320          807,010
                                                                                 --------------
                                                                                      3,741,825
                                                                                 --------------

RETAIL -- 6.1%
AutoZone, Inc.*                                                         11,836          836,213
Bed Bath &
  Beyond, Inc.*                                                         32,296        1,115,181
Best Buy Co., Inc.*                                                     32,841          793,110
Big Lots, Inc.*                                                         13,696          181,198
Carmax, Inc.*                                                                1               18
Circuit City Stores, Inc.                                               25,559   $      189,648
Costco Wholesale Corp.*                                                 52,089        1,461,617
CVS Corp.                                                               43,689        1,090,914
Dillards, Inc. Cl. A                                                    11,665          185,007
Dollar General Corp.                                                    32,831          392,330
Family Dollar Stores, Inc.                                              17,724          553,166
Federated Department
  Stores, Inc.*                                                         19,678          565,939
The Home Depot, Inc.                                                   260,887        6,250,853
J.C. Penney
  Company, Inc.                                                         31,361          721,617
Kohl's Corp.*                                                           35,476        1,984,882
Lowe's Companies, Inc.                                                  83,050        3,114,375
The May Department
  Stores Co.                                                            33,587          771,829
Office Depot, Inc.*                                                     29,659          437,767
RadioShack Corp.                                                        17,030          319,142
Sears, Roebuck and Co.                                                  35,223          843,591
Staples, Inc.*                                                          52,656          963,605
Target Corp.                                                           100,310        3,009,300
Tiffany & Co.                                                           15,556          371,944
TJX Companies, Inc.                                                     59,660        1,164,563
Toys R Us, Inc.*                                                        25,582          255,820
Walgreen Co.                                                           113,080        3,300,805
Wal-Mart Stores, Inc.                                                  483,573       24,425,272
                                                                                 --------------
                                                                                     55,299,706
                                                                                 --------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                                       46,348        1,031,706
Winn-Dixie Stores, Inc.                                                 12,955          197,952
                                                                                 --------------
                                                                                      1,229,658
                                                                                 --------------

TELEPHONE UTILITIES -- 2.9%
Alltel Corp.                                                            35,257        1,798,107
AT&T Corp.                                                              86,233        2,251,544
AT&T Wireless
  Services, Inc.*                                                      303,226        1,713,227
BellSouth Corp.                                                        207,823        5,376,381
CenturyTel, Inc.                                                        13,348          392,164
Qwest Communications
  International, Inc.*                                                 184,421          922,105
Sprint Corp. (FON Group)                                                97,248        1,408,151
Sprint Corp. (PCS Group)*                                              112,517          492,824
Verizon
  Communications, Inc.                                                 297,883       11,542,966
                                                                                 --------------
                                                                                     25,897,469
                                                                                 --------------

TOBACCO -- 1.1%
Philip Morris
  Companies, Inc.                                                      226,639        9,185,679
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                                10,500          442,155
UST, Inc.                                                               18,787          628,049
                                                                                 --------------
                                                                                     10,255,883
                                                                                 --------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                            16,304   $      188,311
Mattel, Inc.                                                            49,452          947,006
                                                                                 --------------
                                                                                      1,135,317
                                                                                 --------------

TRANSPORTATION -- 1.5%
Burlington Northern
  Santa Fe Corp.                                                        44,156        1,148,498
CSX Corp.                                                               20,386          577,128
FedEx Corp.                                                             32,312        1,751,957
Norfolk Southern Corp.                                                  41,277          825,127
Union Pacific Corp.                                                     28,238        1,690,609
United Parcel Service,
  Inc. Cl. B                                                           123,800        7,809,304
                                                                                 --------------
                                                                                     13,802,623
                                                                                 --------------

TRAVEL -- 0.0%
Sabre Holdings Corp.*                                                   14,528          263,102
                                                                                 --------------

TOTAL EQUITIES
(COST $1,190,874,210)                                                               889,971,065
                                                                                 --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                  ---------
SHORT-TERM INVESTMENTS -- 4.9%
CASH EQUIVALENTS -- 3.1%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                            $     1,114,596        1,114,596
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                                    662,657          662,657
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                                  3,313,283        3,313,283
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                                  1,656,641        1,656,641
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                                  1,490,977        1,490,977
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                                        2,484,962        2,484,962
General Electric
  Capital Corp.
  1.300% 01/06/2003                                                  1,653,052        1,653,052
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                                    828,321          828,321
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                                    165,664          165,664

    The accompanying notes are an integral part of the financial statements.

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
                                                               ---------------   --------------
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                            $       496,992   $      496,992
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                                    496,992          496,992
Merrimac Money
  Market Fund                                                        6,295,237        6,295,237
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                                  1,656,642        1,656,642
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                                  1,325,313        1,325,313
National Bank of
  Commerce
  1.400% 05/23/2003                                                    828,321          828,321
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                                  2,319,298        2,319,298
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                                    496,992          496,992
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                                    662,657          662,657
                                                                                 --------------
                                                                                     27,948,597
                                                                                 --------------

REPURCHASE AGREEMENT -- 1.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                                 14,855,131       14,855,131
                                                                                 --------------

U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.100% 01/23/2003                                                    175,000          174,882
U.S. Treasury Bill***
  1.130% 01/23/2003                                                     30,000           29,979
U.S. Treasury Bill***
  1.150% 01/23/2003                                                    170,000          169,881
U.S. Treasury Bill***
  1.160% 01/23/2003                                                    105,000          104,926
U.S. Treasury Bill***
  1.170% 01/23/2003                                                     45,000           44,968
U.S. Treasury Bill***
  1.370% 01/23/2003                                                    160,000          159,866
U.S. Treasury Bill***
  1.625% 01/23/2003                                            $       500,000   $      499,504
                                                                                 --------------
                                                                                      1,184,006
                                                                                 --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                                  43,987,734
                                                                                 --------------

TOTAL INVESTMENTS -- 102.9%
(COST $1,234,861,944)****                                                           933,958,799

OTHER ASSETS/
(LIABILITIES) -- (2.9%)                                                             (25,919,540)
                                                                                 --------------

NET ASSETS -- 100.0%                                                             $  908,039,259
                                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS

 *    Non-income producing security.

 **   Represents investments of security lending collateral. (NOTE 2).

 ***  This security is held as collateral for open futures contracts. (NOTE 2).

 **** Aggregate cost for Federal tax purposes. (NOTE 7).

 (a) Maturity value of $14,855,956. Collateralized by U.S. Government Agency obligation with a rate of 1.92%, maturity date of 03/15/2032, and aggregate market value, including accrued interest, of $15,601,095.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                             DECEMBER 31, 2002
                                                                             -----------------
ASSETS:
        Investments, at value (cost $1,190,874,210) (NOTE 2)                  $   889,971,065
        Short-term investments, at amortized cost (NOTE 2)                         43,987,734
                                                                              ---------------
            Total Investments (including securities on loan with
              market values of $26,810,386)                                       933,958,799
        Receivables from:
            Investments sold                                                          410,086
            Fund shares sold                                                        3,814,366
            Interest and dividends                                                  1,495,289
            Variation margin on open futures contracts (NOTE 2)                        29,714
                                                                              ---------------
                 Total assets                                                     939,708,254
                                                                              ---------------

LIABILITIES:
        Payables for:
            Investments purchased                                                     287,477
            Fund shares repurchased                                                 2,987,928
            Securities on loan (NOTE 2)                                            27,948,597
            Directors' fees and expenses (NOTE 3)                                      15,055
            Affiliates (NOTE 3):
                 Investment management fees                                            81,156
                 Administration fees                                                  265,507
                 Service fees                                                          43,861
        Due to custodian                                                                3,912
        Accrued expense and other liabilities                                          35,502
                                                                              ---------------
                 Total liabilities                                                 31,668,995
                                                                              ---------------
        NET ASSETS                                                            $   908,039,259
                                                                              ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                       $ 1,259,718,848
        Undistributed net investment income                                           116,801
        Accumulated net realized loss on investments and futures contracts        (50,546,142)
        Net unrealized depreciation on investments and futures contracts         (301,250,248)
                                                                              ---------------
                                                                              $   908,039,259
                                                                              ===============

NET ASSETS:
        Class A                                                               $    70,695,364
                                                                              ===============
        Class L                                                               $    54,755,945
                                                                              ===============
        Class Y                                                               $   198,240,320
                                                                              ===============
        Class S                                                               $   567,426,283
                                                                              ===============
        Class Z                                                               $    16,820,792
                                                                              ===============
        Class N                                                               $       100,555
                                                                              ===============
SHARES OUTSTANDING:
        Class A                                                                     8,742,466
                                                                              ===============
        Class L                                                                     6,752,587
                                                                              ===============
        Class Y                                                                    24,413,762
                                                                              ===============
        Class S                                                                    69,286,196
                                                                              ===============
        Class Z                                                                     2,053,109
                                                                              ===============
        Class N                                                                        12,484
                                                                              ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                               $          8.09
                                                                              ===============
        Class L                                                               $          8.11
                                                                              ===============
        Class Y                                                               $          8.12
                                                                              ===============
        Class S                                                               $          8.19
                                                                              ===============
        Class Z                                                               $          8.19
                                                                              ===============
        Class N                                                               $          8.05
                                                                              ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                 YEAR ENDED
                                                                             DECEMBER 31, 2002
                                                                             -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $37,571)                         $    14,379,527
        Interest (including securities lending income of $77,317)                     184,425
                                                                              ---------------
                Total investment income                                            14,563,952
                                                                              ---------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                           898,296
        Custody fees                                                                   98,066
        Shareholder reporting fees                                                     33,458
        Audit and legal fees                                                           24,061
        Directors' fees (NOTE 3)                                                       20,538
                                                                              ---------------
                                                                                    1,074,419

        Administration fees (NOTE 3):
            Class A                                                                   344,977
            Class L                                                                   244,089
            Class Y                                                                   571,639
            Class S                                                                 1,749,288
            Class Z                                                                    15,763
            Class N                                                                         1*
        Service fees (NOTE 3):
            Class A                                                                   179,788
            Class N                                                                         1*
        Miscellaneous fees                                                              1,323
                                                                              ---------------
                Total expenses                                                      4,181,288
                                                                              ---------------
                NET INVESTMENT INCOME                                              10,382,664
                                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                               (34,295,387)
            Closed futures contracts                                               (3,197,996)
                                                                              ---------------
                Net realized loss                                                 (37,493,383)
                                                                              ---------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                          (205,521,259)
            Open futures contracts                                                   (271,438)
                                                                              ---------------
                Net unrealized loss                                              (205,792,697)
                                                                              ---------------
                NET REALIZED AND UNREALIZED LOSS                                 (243,286,080)
                                                                              ---------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  (232,903,416)
                                                                              ===============

  * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED            YEAR ENDED
                                                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                  -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $    10,382,664      $     8,142,746
        Net realized loss on investment transactions and futures contracts             (37,493,383)         (10,897,845)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                      (205,792,697)        (119,471,079)
                                                                                   ---------------      ---------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (232,903,416)        (122,226,178)
                                                                                   ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                           (529,319)            (581,709)
        Class L                                                                           (578,753)            (313,380)
        Class Y                                                                         (2,341,779)          (1,607,400)
        Class S                                                                         (6,633,682)          (5,696,484)
        Class Z                                                                           (236,834)              (1,104)*
                                                                                   ---------------      ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                             (10,320,367)          (8,200,077)
                                                                                   ---------------      ---------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                          7,019,969           46,049,417
        Class L                                                                         28,484,905           16,903,599
        Class Y                                                                         72,195,407           75,078,946
        Class S                                                                         82,916,124          (17,576,835)
        Class Z                                                                         23,305,846              104,104*
        Class N                                                                            100,500**                  -
                                                                                   ---------------      ---------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                    214,022,751          120,559,231
                                                                                   ---------------      ---------------
        TOTAL DECREASE IN NET ASSETS                                                   (29,201,032)          (9,867,024)
NET ASSETS:
        Beginning of year                                                              937,240,291          947,107,315
                                                                                   ---------------      ---------------
        End of year (including undistributed net investment income of
           $116,801 and $59,888, respectively)                                     $   908,039,259      $   937,240,291
                                                                                   ===============      ===============

 * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

 **  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     CLASS A
                                                                                     --------
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED    YEAR ENDED
                                                         12/31/02        12/31/01        12/31/00        12/31/99++      02/28/99
                                                        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   10.55       $   12.17       $   13.81       $   11.81       $   10.00
                                                        ---------       ---------       ---------       ---------       ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.07***         0.06***         0.05***         0.07***         0.06***
  Net realized and unrealized gain (loss) on
     investments                                            (2.47)          (1.60)          (1.40)           2.18            1.78
                                                        ---------       ---------       ---------       ---------       ---------
       Total income (loss) from investment
         operations                                         (2.40)          (1.54)          (1.35)           2.25            1.84
                                                        ---------       ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.06)          (0.08)          (0.10)          (0.10)          (0.03)
  From net realized gains                                       -               -           (0.19)          (0.15)              -
                                                        ---------       ---------       ---------       ---------       ---------
       Total distributions                                  (0.06)          (0.08)          (0.29)          (0.25)          (0.03)
                                                        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                          $    8.09       $   10.55       $   12.17       $   13.81       $   11.81
                                                        =========       =========       =========       =========       =========
Total Return@                                              (22.74)%        (12.69)%         (9.88)%         19.14%**        18.40%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                     $  70,695       $  81,682       $  41,829       $   2,066       $     118
  Net expenses to average daily net assets                   0.85%           0.86%           0.84%           0.85%*          1.09%
  Net investment income to average daily net assets          0.78%           0.52%           0.41%           0.59%*          0.57%
  Portfolio turnover rate                                       5%              4%             10%            N/A             N/A

                                                                                   CLASS L
                                                                                   -------
                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                       12/31/02         12/31/01         12/31/00        12/31/99+
                                                      ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.58       $    12.18       $    13.80       $    13.11
                                                      ----------       ----------       ----------       ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.10***          0.08***          0.09***          0.06***
  Net realized and unrealized gain (loss) on
     investments                                           (2.48)           (1.60)           (1.41)            0.90
                                                      ----------       ----------       ----------       ----------
       Total income (loss) from investment
       operations                                          (2.38)           (1.52)           (1.32)            0.96
                                                      ----------       ----------       ----------       ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (0.09)           (0.08)           (0.11)           (0.12)
  From net realized gains                                      -                -            (0.19)           (0.15)
                                                      ----------       ----------       ----------       ----------
       Total distributions                                 (0.09)           (0.08)           (0.30)           (0.27)
                                                      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                        $     8.11       $    10.58       $    12.18       $    13.80
                                                      ==========       ==========       ==========       ==========
Total Return@                                             (22.53)%         (12.46)%          (9.61)%           7.38%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   54,756       $   40,420       $   28,623       $    1,772
  Net expenses to average daily net assets                  0.60%            0.60%            0.59%            0.60%*
  Net investment income to average daily net assets         1.05%            0.75%            0.64%            0.90%*
  Portfolio turnover rate                                      5%               4%              10%             N/A

 *    ANNUALIZED.
 **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 + FOR THE PERIOD FROM JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
 ++   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                 CLASS Y
                                                                                 -------
                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                                  12/31/02       12/31/01       12/31/00        12/31/99++      02/28/99
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.60     $     12.21     $     13.81     $     11.79    $     10.00
                                                -----------     -----------     -----------     -----------    -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.11***         0.10***         0.11***         0.11***        0.12***
  Net realized and unrealized gain (loss) on
    investments                                       (2.49)          (1.61)          (1.41)           2.18           1.78
                                                -----------     -----------     -----------     -----------    -----------
       Total income (loss) from investment
         operations                                   (2.38)          (1.51)          (1.30)           2.29           1.90
                                                -----------     -----------     -----------     -----------    -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.10)          (0.10)          (0.11)          (0.12)         (0.11)
  From net realized gains                                 -               -           (0.19)          (0.15)             -
                                                -----------     -----------     -----------     -----------    -----------
       Total distributions                            (0.10)          (0.10)          (0.30)          (0.27)         (0.11)
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $      8.12     $     10.60     $     12.21     $     13.81    $     11.79
                                                ===========     ===========     ===========     ===========    ===========
TOTAL RETURN@                                        (22.47)%        (12.37)%         (9.46)%         19.46%**       18.98%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   198,240     $   172,244     $   115,648     $    46,253    $       859
  Net expenses to average daily net assets             0.45%           0.45%           0.44%           0.44%*         0.52%
  Net investment income to average daily
   net assets                                          1.18%           0.90%           0.80%           1.01%*         1.09%
  Portfolio turnover rate                                 5%              4%             10%            N/A            N/A

                                                                                 CLASS S
                                                                                 -------
                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                                 12/31/02        12/31/01        12/31/00       12/31/99++      02/28/99
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.68     $     12.29     $     13.88     $     11.82    $     10.00
                                                -----------     -----------     -----------     -----------    -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.11***         0.11***         0.11***         0.12***        0.13***
  Net realized and unrealized gain (loss) on
    investments                                       (2.50)          (1.62)          (1.42)           2.19           1.78
                                                -----------     -----------     -----------     -----------    -----------
       Total income (loss) from investment
         operations                                   (2.39)          (1.51)          (1.31)           2.31           1.91
                                                -----------     -----------     -----------     -----------    -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.10)          (0.10)          (0.09)          (0.10)         (0.09)
  From net realized gains                                 -               -           (0.19)          (0.15)             -
                                                -----------     -----------     -----------     -----------    -----------
       Total distributions                            (0.10)          (0.10)          (0.28)          (0.25)         (0.09)
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $      8.19     $     10.68     $     12.29     $     13.88    $     11.82
                                                ===========     ===========     ===========     ===========    ===========
TOTAL RETURN@                                        (22.41)%        (12.33)%         (9.47)%         19.61%**       19.13%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   567,426     $   642,799     $   761,008     $   813,419    $   426,687
  Net expenses to average daily net assets             0.42%           0.42%           0.42%           0.42%*         0.43%
  Net investment income to average daily
    net assets                                         1.20%           0.92%           0.83%           1.06%*         1.23%
  Portfolio turnover rate                                 5%              4%             10%            N/A            N/A

 *    ANNUALIZED.
 **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 &&   FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                  CLASS Z                  CLASS N
                                                                  -------                  -------
                                                        YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                                         12/31/02         12/31/01&       12/31/02&&
                                                        ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.68       $    11.66       $     8.05
                                                        ----------       ----------       ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.13***          0.09***          0.00***+
  Net realized and unrealized loss on investments            (2.50)           (0.95)           (0.00)+
                                                        ----------       ----------       ----------
       Total income (loss) from investment operations        (2.37)           (0.86)            0.00
                                                        ----------       ----------       ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.12)           (0.12)               -
                                                        ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                          $     8.19       $    10.68       $     8.05
                                                        ==========       ==========       ==========
TOTAL RETURN@                                               (22.23)%          (7.33)%**            -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                     $   16,821       $       95       $      101
  Net expenses to average daily net assets                    0.20%            0.21%*              -++
  Net investment income to average daily net assets           1.42%            1.20%*              -++
  Portfolio turnover rate                                        5%               4%**             5%

 *    ANNUALIZED.
 **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 & FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
 &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
 ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
 + NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BLUE CHIP GROWTH FUND?

The objectives and policies of the Fund are to:
-   achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies whose stock is included in the S&P 500 Index or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index)
-   utilize a growth-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    -   offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -25.43%, trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

After suffering a 13.2% loss in the second quarter of 2002, the benchmark lost an additional 17.3% in the third quarter, as the broader market turned in its worst quarterly performance since the crash of 1987. Disappointing earnings continued to plague the market, while mixed economic data forced analysts to push back their forecasts yet again for a rebound in GDP growth. Additionally, investors continued to be put off by the numerous reports of corporate malfeasance. The geopolitical realm added to the overall level of anxiety, as the Bush administration sought to gain approval from the United Nations to invade Iraq. As a result, fear of a double-dip recession pervaded the market, and stocks sold off sharply.

Against this backdrop, the Fund managed to outperform its benchmark. An overweighting in health care contributed positively to performance. Holdings in the health care services segment, prized for their steady earnings growth, held up especially well in the quarter. Additionally, the Fund was helped by underweighting several large banks that declined due to credit quality concerns. On the negative side, an overweighting in technology hurt our relative results, as the group lost more than 25% during the quarter.

The fourth quarter was far and away the best of the year from an absolute standpoint. After reaching new lows early in October, the market was lifted by bargain hunters who were drawn by compelling valuations, particularly in the technology and telecommunications sectors. Despite the rally, the economic landscape remained uncertain. Amid reports of disappointing holiday sales and the growing likelihood of war with Iraq, stocks turned lower once again in December. Nevertheless, all of the major indexes finished solidly in the plus column for the quarter overall. The Fund underperformed its benchmark, in part because of our lower exposure to certain large-cap technology stocks that rallied along with other growth stocks. An underweighting in telecommunications stocks also hurt our relative performance. Meanwhile, an overweighting in technology added to the Fund's performance, as did an underweighting in financials. For the year overall, overweighting technology proved detrimental to the Fund's performance, while underweighting financials was beneficial. Additionally, the Fund was helped by avoiding several telecommunications companies that were vulnerable to overcapacity and declining profits and by an overweighting in the consumer staples sector.

WHAT IS YOUR OUTLOOK?

As 2002 comes to a close, the prospects for growth stocks are certainly better than they were a year ago. Valuations have come down, and companies have made significant progress on rationalizing their cost structures. Furthermore, there are some signs that capital spending in 2003 could be modestly positive, which would be a substantial improvement over 2002. However, in accordance with our fundamental approach, we will continue to monitor demand at the company level. We will attempt to invest in those companies where we can build a compelling case for continued growth and whose valuations are attractive, taking both short-term and long-term prospects into account.

                                            MASSMUTUAL BLUE CHIP GROWTH FUND
                                           LARGEST STOCK HOLDINGS (12/31/02)

                                           Microsoft Corp.
                                           Pfizer, Inc.
                                           General Electric Co.
                                           Johnson & Johnson
                                           Wal-Mart Stores, Inc.
                                           Merck & Co., Inc.
                                           American International Group, Inc.
                                           The Coca-Cola Co.
                                           Citigroup, Inc.
                                           Intel Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL BLUE CHIP GROWTH FUND
TOTAL RETURN

                                               SINCE INCEPTION
                                ONE YEAR       AVERAGE ANNUAL
                           1/1/02 - 12/31/02  6/1/01 - 12/31/02
  Class S                       -25.43%            -21.69%
  Class A                       -25.91%            -22.16%
  Class Y                       -25.56%            -21.77%
  Class L                       -25.63%            -21.87%
---------------------------------------------------------------
  S&P 500 Index                 -22.09%            -18.89%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S      CLASS A      CLASS Y       CLASS L   S&P 500 INDEX
6/1/01   $   10,000   $   10,000   $   10,000   $   10,000   $   10,000
Jun-01   $    9,840   $    9,830   $    9,840   $    9,840   $    9,757
Dec-01   $    9,100   $    9,070   $    9,100   $    9,090   $    9,215
Jun-02   $    7,570   $    7,520   $    7,560   $    7,550   $    8,003
Dec-02   $    6,786   $    6,720   $    6,774   $    6,760   $    7,179

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL BLUE CHIP GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                       NUMBER OF          MARKET
                                                         SHARES           VALUE
                                                     --------------    --------------
EQUITIES -- 98.9%

ADVERTISING -- 0.2%
Omnicom Group, Inc.                                           7,300    $      471,580
                                                                       --------------

AEROSPACE & DEFENSE -- 0.9%
Lockheed Martin Corp.                                        24,600         1,420,650
Northrop Grumman Corp.                                       14,200         1,377,400
                                                                       --------------
                                                                            2,798,050
                                                                       --------------

AIR TRANSPORTATION -- 0.3%
Southwest Airlines Co.                                       55,800           775,620
                                                                       --------------

APPAREL, TEXTILES & SHOES -- 0.8%
The Gap, Inc.                                                58,800           912,576
Liz Claiborne, Inc.                                          30,800           913,220
Nike, Inc. Cl. B                                             10,100           449,147
                                                                       --------------
                                                                            2,274,943
                                                                       --------------

BANKING, SAVINGS & LOANS -- 9.0%
Bank of America Corp.                                        35,200         2,448,864
Bank One Corp.                                               69,100         2,525,605
Citigroup, Inc.                                             177,600         6,249,744
Fannie Mae                                                   50,600         3,255,098
Fifth Third Bancorp                                          35,000         2,049,250
Freddie Mac                                                  55,100         3,253,655
Golden West Financial Corp.                                  13,700           983,797
J.P. Morgan Chase & Co.                                      46,600         1,118,400
Mellon Financial Corp.                                       24,000           626,640
Northern Trust Corp.                                          9,500           332,975
SLM Corp.                                                     8,200           851,652
State Street Corp.                                           22,000           858,000
Wachovia Corp.                                               41,500         1,512,260
Wells Fargo & Co.                                            12,900           604,623
                                                                       --------------
                                                                           26,670,563
                                                                       --------------

BEVERAGES -- 3.7%
Anheuser-Busch
  Companies, Inc.                                            26,800         1,297,120
The Coca-Cola Co.                                           149,600         6,555,472
PepsiCo, Inc.                                                75,220         3,175,788
                                                                       --------------
                                                                           11,028,380
                                                                       --------------

BROADCASTING, PUBLISHING & PRINTING -- 4.1%
AOL Time Warner, Inc.                                       148,500         1,945,350
Clear Channel
  Communications, Inc.*                                      40,700         1,517,703
Comcast Corp. Cl. A*                                         52,536         1,238,273
Comcast Corp.
  Special Cl. A*                                             58,000         1,310,220
Cox Communications,
  Inc. Cl. A*                                                40,000         1,136,000
Fox Entertainment
  Group, Inc. Cl. A*                                         15,100           391,543
The McGraw-Hill
  Companies, Inc.                                            10,400    $      628,576
New York Times Co. Cl. A                                     32,000         1,463,360
Univision Communications,
  Inc. Cl. A*                                                14,900           365,050
Viacom, Inc. Cl. B*                                          54,700         2,229,572
                                                                       --------------
                                                                           12,225,647
                                                                       --------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Masco Corp.                                                  43,000           905,150
                                                                       --------------

CHEMICALS -- 0.4%
Praxair, Inc.                                                20,300         1,172,731
                                                                       --------------

COMMERCIAL SERVICES -- 1.1%
Apollo Group, Inc. Cl. A*                                    10,000           440,000
Cendant Corp.*                                               58,500           613,080
Cintas Corp.                                                 17,300           791,475
eBay, Inc.*                                                  10,500           712,110
Paychex, Inc.                                                30,200           842,580
                                                                       --------------
                                                                            3,399,245
                                                                       --------------

COMMUNICATIONS -- 1.2%
Alcatel SA Sponsored ADR                                     68,700           305,028
EchoStar Communications
  Corp. Cl. A*                                               21,200           471,912
KT Corp. Sponsored ADR                                       37,100           799,505
Network Appliance, Inc.*                                     15,000           150,000
Qualcomm, Inc.*                                              38,500         1,401,015
SBC Communications, Inc.                                     12,800           347,008
                                                                       --------------
                                                                            3,474,468
                                                                       --------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                              119,100         1,030,215
                                                                       --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Computer Sciences Corp.*                                     42,600         1,467,570
Sun Microsystems, Inc.*                                      63,200           196,552
Synopsys, Inc.*                                              11,629           536,678
Teradyne, Inc.*                                              17,700           230,277
                                                                       --------------
                                                                            2,431,077
                                                                       --------------

COMPUTERS & INFORMATION -- 3.4%
CDW Computer
  Centers, Inc.*                                             12,800           561,280
Cisco Systems, Inc.*                                        340,300         4,457,930
Dell Computer Corp.*                                        164,700         4,404,078
EMC Corp.*                                                  103,340           634,508
                                                                       --------------
                                                                           10,057,796
                                                                       --------------

COMPUTERS & OFFICE EQUIPMENT -- 1.0%
International Business
  Machines Corp.                                             38,100         2,952,750
                                                                       --------------

COSMETICS & PERSONAL CARE -- 4.6%
Avon Products, Inc.                                          44,700    $    2,407,989
Colgate-Palmolive Co.                                        47,900         2,511,397
The Gillette Co.                                            137,400         4,171,464
The Procter & Gamble Co.                                     51,100         4,391,534
                                                                       --------------
                                                                           13,482,384
                                                                       --------------

DATA PROCESSING & PREPARATION -- 1.7%
Automatic Data
  Processing, Inc.                                           37,000         1,452,250
First Data Corp.                                            104,700         3,707,427
                                                                       --------------
                                                                            5,159,677
                                                                       --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.9%
Altera Corp.*                                                13,200           162,888
Analog Devices, Inc.*                                        54,400         1,298,528
Emerson Electric Co.                                          3,000           152,550
General Electric Co.                                        430,900        10,492,415
Intel Corp.                                                 307,300         4,784,661
International
  Rectifier Corp.*                                           17,900           330,434
Intersil Corp. Cl. A*                                        14,000           195,160
Kla-Tencor Corp.*                                            27,300           965,601
Linear Technology Corp.                                      34,900           897,628
LSI Logic Corp.*                                             57,400           331,198
Micron Technology, Inc.*                                     63,400           617,516
Sony Corp. Sponsored ADR                                     18,400           760,104
Texas Instruments, Inc.                                     123,000         1,846,230
Xilinx, Inc.*                                                17,600           362,560
                                                                       --------------
                                                                           23,197,473
                                                                       --------------

ENERGY -- 4.6%
Apache Corp.                                                  8,900           507,211
BJ Services Co.*                                             34,600         1,117,926
ChevronTexaco Corp.                                          29,600         1,967,808
ConocoPhillips                                               23,900         1,156,521
Devon Energy Corp.                                            8,900           408,510
Exxon Mobil Corp.                                            84,200         2,941,948
Nabors Industries Limited*                                   23,000           811,210
Schlumberger Limited                                         29,200         1,229,028
TotalFinaElf SA                                              12,400         1,770,911
Transocean, Inc.                                             32,900           763,280
Valero Energy Corp.                                           3,900           144,066
Weatherford
  International Limited*                                     22,700           906,411
                                                                       --------------
                                                                           13,724,830
                                                                       --------------

ENTERTAINMENT & LEISURE -- 0.2%
The Walt Disney Co.                                          27,300           445,263
                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF            MARKET
                                                         SHARES              VALUE
                                                     ---------------    ---------------
FINANCIAL SERVICES -- 3.1%
American Express Co.                                          72,400    $     2,559,340
The Goldman Sachs
  Group, Inc.                                                 11,300            769,530
MBNA Corp.                                                    84,450          1,606,239
Merrill Lynch & Co., Inc.                                     47,800          1,814,010
Morgan Stanley                                                42,900          1,712,568
The Schwab (Charles) Corp.                                    51,200            555,520
                                                                        ---------------
                                                                              9,017,207
                                                                        ---------------

FOODS -- 0.8%
Kraft Foods, Inc. Cl. A                                       15,100            587,843
Sysco Corp.                                                   34,500          1,027,755
Wrigley (Wm.) Jr. Co.                                         13,900            762,832
                                                                        ---------------
                                                                              2,378,430
                                                                        ---------------

HEALTHCARE -- 1.6%
HCA, Inc.                                                     10,500            435,750
Health Management
  Associates, Inc. Cl. A                                      38,900            696,310
UnitedHealth Group, Inc.                                      35,300          2,947,550
Wellpoint Health
  Networks, Inc.*                                              7,600            540,816
                                                                        ---------------
                                                                              4,620,426
                                                                        ---------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.4%
Leggett & Platt, Inc.                                         35,500            796,620
Lennar Corp.                                                   9,000            464,400
                                                                        ---------------
                                                                              1,261,020
                                                                        ---------------

HOUSEHOLD PRODUCTS -- 0.1%
Newell Rubbermaid, Inc.                                       10,500            318,465
                                                                        ---------------

INDUSTRIAL - DIVERSIFIED -- 1.7%
3M Co.                                                        16,500          2,034,450
Danaher Corp.                                                 10,600            696,420
Illinois Tool Works, Inc.                                     17,000          1,102,620
Tyco International Limited                                    65,200          1,113,616
                                                                        ---------------
                                                                              4,947,106
                                                                        ---------------

INFORMATION RETRIEVAL SERVICES -- 0.3%
ChoicePoint, Inc.*                                             1,500             59,235
Yahoo!, Inc.*                                                 53,700            877,995
                                                                        ---------------
                                                                                937,230
                                                                        ---------------

INSURANCE -- 4.1%
AFLAC, Inc.                                                   27,700            834,324
Allstate Corp.                                                47,000          1,738,530
American International
  Group, Inc.                                                116,600          6,745,310
Anthem, Inc.*                                                  9,693            609,690
Chubb Corp.                                                   21,700          1,132,740
MBIA, Inc.                                                    16,400    $       719,304
Travelers Property
  Casualty Corp. Cl. A*                                        7,262            106,388
Travelers Property
  Casualty Corp. Cl. B*                                       14,921            218,593
                                                                        ---------------
                                                                             12,104,879
                                                                        ---------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                            48,800            559,736
                                                                        ---------------

MACHINERY & COMPONENTS -- 1.3%
Baker Hughes, Inc.                                            60,600          1,950,714
Ingersoll-Rand Co. Cl. A                                      11,100            477,966
Parker-Hannifin Corp.                                         29,800          1,374,674
                                                                        ---------------
                                                                              3,803,354
                                                                        ---------------

MANUFACTURING -- 0.9%
Applied Materials, Inc.*                                      68,200            888,646
Avery Dennison Corp.                                          20,100          1,227,708
Lam Research Corp.*                                           22,700            245,160
Millipore Corp.*                                              12,900            438,600
                                                                        ---------------
                                                                              2,800,114
                                                                        ---------------

MEDICAL SUPPLIES -- 4.2%
Agilent Technologies, Inc.*                                   51,600            926,736
Allergan, Inc.                                                29,300          1,688,266
Baxter International, Inc.                                    49,300          1,380,400
Boston Scientific Corp.*                                      51,400          2,185,528
Medtronic, Inc.                                               75,100          3,424,560
St. Jude Medical, Inc.*                                       28,200          1,120,104
Tektronix, Inc.*                                              19,300            351,067
Waters Corp.*                                                 27,000            588,060
Zimmer Holdings, Inc.*                                        16,810            697,951
                                                                        ---------------
                                                                             12,362,672
                                                                        ---------------

METALS & MINING -- 0.3%
Alcoa, Inc.                                                   34,900            795,022
                                                                        ---------------

PHARMACEUTICALS -- 15.9%
Abbott Laboratories                                          101,200          4,048,000
Amgen, Inc.*                                                  56,100          2,711,874
Bristol-Myers Squibb Co.                                      69,700          1,613,555
Cardinal Health, Inc.                                         23,400          1,385,046
Eli Lilly & Co.                                               39,000          2,476,500
Forest Laboratories, Inc.*                                    15,900          1,561,698
Johnson & Johnson                                            138,826          7,456,344
King Pharmaceuticals, Inc.*                                   20,666            355,249
McKesson Corp.                                                30,700            829,821
Merck & Co., Inc.                                            127,600          7,223,436
Mylan Laboratories, Inc.                                      11,440            399,256
Pfizer, Inc.                                                 368,400         11,261,988
Pharmacia Corp.                                               50,200          2,098,360
Schering-Plough Corp.                                         83,200          1,847,040
Wyeth                                                         48,700   $      1,821,380
                                                                        ---------------
                                                                             47,089,547
                                                                        ---------------

PREPACKAGED SOFTWARE -- 6.8%
Adobe Systems, Inc.                                           14,100            351,231
Microsoft Corp.*                                             307,400         15,892,580
Network Associates, Inc.*                                     32,400            521,316
Oracle Corp.*                                                156,000          1,684,800
Peoplesoft, Inc.*                                             23,600            431,880
Symantec Corp.*                                               14,300            578,435
Veritas Software Corp.*                                       34,700            542,014
                                                                        ---------------
                                                                             20,002,256
                                                                        ---------------

RESTAURANTS -- 0.6%
Brinker International, Inc.*                                  34,600          1,115,850
McDonald's Corp.                                              42,100            676,968
                                                                        ---------------
                                                                              1,792,818
                                                                        ---------------

RETAIL -- 6.3%
AutoZone, Inc.*                                                8,200            579,330
Best Buy Co., Inc.*                                           21,500            519,225
CVS Corp.                                                     30,700            766,579
Family Dollar Stores, Inc.                                    38,800          1,210,948
The Home Depot, Inc.                                          95,200          2,280,992
Kohl's Corp.*                                                 10,200            570,690
Lowe's Companies, Inc.                                        69,400          2,602,500
Office Depot, Inc.*                                           48,200            711,432
Rite Aid Corp.*                                               46,000            112,700
Target Corp.                                                  19,600            588,000
Walgreen Co.                                                  45,400          1,325,226
Wal-Mart Stores, Inc.                                        145,900          7,369,409
                                                                        ---------------
                                                                             18,637,031
                                                                        ---------------

RETAIL - GROCERY -- 0.2%
Whole Foods Market, Inc.*                                     10,500            553,665
                                                                        ---------------

TELEPHONE UTILITIES -- 1.6%
AT&T Corp.                                                    32,480            848,053
AT&T Wireless
  Services, Inc.*                                            132,300            747,495
Qwest Communications
  International, Inc.*                                       133,000            665,000
Verizon
  Communications, Inc.                                        65,200          2,526,500
                                                                        ---------------
                                                                              4,787,048
                                                                        ---------------

TOBACCO -- 1.5%
Philip Morris
  Companies, Inc.                                            107,500          4,356,975
                                                                        ---------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF            MARKET
                                                         SHARES              VALUE
                                                     ---------------   ----------------
TRANSPORTATION -- 0.5%
Union Pacific Corp.                                            5,100   $        305,337
United Parcel
  Service, Inc. Cl. B                                         18,500          1,166,980
                                                                       ----------------
                                                                              1,472,317
                                                                       ----------------
TOTAL EQUITIES
(COST $379,844,611)                                                         292,275,160
                                                                       ----------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                     ---------------
SHORT-TERM INVESTMENTS -- 5.8%

CASH EQUIVALENTS -- 5.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  $       589,326            589,326
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                          350,370            350,370
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                        1,751,848          1,751,848
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                          875,924            875,924
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                          788,332            788,332
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                              1,313,886          1,313,886
General Electric
  Capital Corp.
  1.300% 01/06/2003                                          874,026            874,026
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                          437,962            437,962
Honda Motor Co.
  Limited Medium
  Term Note
  1.410% 04/08/2003                                           87,592             87,592
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                          262,777            262,777
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                          262,777            262,777
Merrimac Money
  Market Fund                                        $     3,328,512   $      3,328,512
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                          875,924            875,924
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                          700,739            700,739
National Bank
  of Commerce
  1.400% 05/23/2003                                          437,962            437,962
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                        1,226,294          1,226,294
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                          262,777            262,777
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                          350,371            350,371
                                                                       ----------------
                                                                             14,777,399
                                                                       ----------------

REPURCHASE AGREEMENT -- 0.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                        2,403,565          2,403,565
                                                                       ----------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                          17,180,964
                                                                       ----------------

TOTAL INVESTMENTS -- 104.7%
(COST $397,025,575)***                                                      309,456,124

OTHER ASSETS/
(LIABILITIES) -- (4.7%)                                                     (13,978,222)
                                                                       ----------------

NET ASSETS -- 100.0%                                                   $    295,477,902
                                                                       ================

NOTES TO PORTFOLIO OF INVESTMENTS

 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $2,403,699. Collateralized by a U.S. Government Agency obligation with a rate of 4.26%, maturity date of 10/25/2008, and aggregate market value, including accrued interest, of $2,527,060.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                        DECEMBER 31, 2002
                                                                        -----------------
ASSETS:
        Investments, at value (cost $379,844,611) (NOTE 2)               $   292,275,160
        Short-term investments, at amortized cost (NOTE 2)                    17,180,964
                                                                         ---------------
            Total Investments (including securities on loan with
              market values of $14,275,738)                                  309,456,124
        Cash                                                                     100,000
        Receivables from:
            Investments sold                                                   1,120,167
            Investment adviser (NOTE 3)                                            1,858
            Fund shares sold                                                     507,582
            Interest and dividends                                               417,417
            Foreign taxes withheld                                                 2,127
                                                                         ---------------
                 Total assets                                                311,605,275
                                                                         ---------------

LIABILITIES:
        Payables for:
            Investments purchased                                                702,134
            Fund shares repurchased                                              336,731
            Securities on loan (NOTE 2)                                       14,777,399
            Directors' fees and expenses (NOTE 3)                                  5,375
            Affiliates (NOTE 3):
                 Investment management fees                                      186,933
                 Administration fees                                              92,687
                 Service fees                                                      2,977
        Accrued expense and other liabilities                                     23,137
                                                                         ---------------
                 Total liabilities                                            16,127,373
                                                                         ---------------
        NET ASSETS                                                       $   295,477,902
                                                                         ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                  $   451,525,537
        Distributions in excess of net investment income                          (4,335)
        Accumulated net realized loss on investments and foreign
          currency translations                                              (68,473,960)
        Net unrealized depreciation on investments, foreign currency
          and other assets and liabilities                                   (87,569,340)
                                                                         ---------------
                                                                         $   295,477,902
                                                                         ===============

NET ASSETS:
        Class A                                                          $     4,913,695
                                                                         ===============
        Class L                                                          $   217,426,558
                                                                         ===============
        Class Y                                                          $       826,896
                                                                         ===============
        Class S                                                          $    72,209,741
                                                                         ===============
        Class N                                                          $       101,012
                                                                         ===============
SHARES OUTSTANDING:
        Class A                                                                  730,682
                                                                         ===============
        Class L                                                               32,181,653
                                                                         ===============
        Class Y                                                                  122,213
                                                                         ===============
        Class S                                                               10,653,956
                                                                         ===============
        Class N                                                                   15,097
                                                                         ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                          $          6.72
                                                                         ===============
        Class L                                                          $          6.76
                                                                         ===============
        Class Y                                                          $          6.77
                                                                         ===============
        Class S                                                          $          6.78
                                                                         ===============
        Class N                                                          $          6.69
                                                                         ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                            YEAR ENDED
                                                                        DECEMBER 31, 2002
                                                                        -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $10,504)                    $     3,750,054
        Interest (including securities lending income of $31,978)                 91,935
                                                                         ---------------
                Total investment income                                        3,841,989
                                                                         ---------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                    2,479,933
        Custody fees                                                              44,074
        Audit and legal fees                                                      21,043
        Shareholder reporting fees                                                14,349
        Directors' fees (NOTE 3)                                                   8,300
                                                                         ---------------
                                                                               2,567,699

        Administration fees (NOTE 3):
            Class A                                                               12,782
            Class L                                                            1,064,303
            Class Y                                                                2,199
            Class S                                                              142,405
            Class N                                                                    1*
        Service fees (NOTE 3):
            Class A                                                                7,822
            Class N                                                                    1*
        Miscellaneous fees                                                         1,323
                                                                         ---------------
                Total expenses                                                 3,798,535
        Expenses waived (NOTE 3)                                                 (12,920)
                                                                         ---------------
            Net expenses                                                       3,785,615
                                                                         ---------------
            NET INVESTMENT INCOME                                                 56,374
                                                                         ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                          (45,806,595)
            Foreign currency transactions                                            475
                                                                         ---------------
                Net realized loss                                            (45,806,120)
                                                                         ---------------

        Net change in unrealized appreciation (depreciation) on:
            Investments                                                      (62,673,609)
            Translation of assets and liabilities in foreign
              currencies                                                           2,169
                                                                         ---------------
                Net unrealized loss                                          (62,671,440)
                                                                         ---------------
                NET REALIZED AND UNREALIZED LOSS                            (108,477,560)
                                                                         ---------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (108,421,186)
                                                                         ===============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED         PERIOD ENDED
                                                                             DECEMBER 31, 2002    DECEMBER 31, 2001*
                                                                             -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                                          $        56,374      $      (297,249)
        Net realized loss on investment transactions
          and foreign currency transactions                                       (45,806,120)         (22,667,115)
        Net change in unrealized appreciation (depreciation)
          on investments and translation of assets and
          liabilities in foreign currencies                                       (62,671,440)         (24,897,900)
                                                                              ---------------      ---------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 (108,421,186)         (47,862,264)
                                                                              ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                          (279)                   -
        Class Y                                                                          (509)                   -
        Class S                                                                       (58,731)                   -
                                                                              ---------------      ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                            (59,519)                   -
                                                                              ---------------      ---------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                     4,685,503            1,021,750
        Class L                                                                   (16,648,305)         350,562,929
        Class Y                                                                       435,894              612,193
        Class S                                                                   (13,540,313)         124,590,220
        Class N                                                                       101,000**                  -
                                                                              ---------------      ---------------
            INCREASE (DECREASE) IN NET ASSETS FROM NET FUND
              SHARE TRANSACTIONS                                                  (24,966,221)         476,787,092
                                                                              ---------------      ---------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (133,446,926)         428,924,828
NET ASSETS:
        Beginning of period                                                       428,924,828                    -
                                                                              ---------------      ---------------
        End of period (including distributions in excess of net
          investment income of $4,335 and accumulated net
          investment loss of $2,418, respectively)                            $   295,477,902      $   428,924,828
                                                                              ===============      ===============

  * FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  ** CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               CLASS A                             CLASS L
                                                               -------                             -------
                                                     YEAR ENDED      PERIOD ENDED        YEAR ENDED        PERIOD ENDED
                                                      12/31/02         12/31/01&          12/31/02          12/31/01&
                                                    -----------       -----------       -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                $      9.07       $     10.00       $      9.09        $     10.00
                                                    -----------       -----------       -----------        -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                     (0.01)***         (0.02)***         (0.00)***+         (0.01)***
  Net realized and unrealized loss
     on investments                                       (2.34)            (0.91)            (2.33)             (0.90)
                                                    -----------       -----------       -----------        -----------
       Total loss from investment operations              (2.35)            (0.93)            (2.33)             (0.91)
                                                    -----------       -----------       -----------        -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.00)++              -                 -                  -
                                                    -----------       -----------       -----------        -----------
NET ASSET VALUE, END OF PERIOD                      $      6.72       $      9.07       $      6.76        $      9.09
                                                    ===========       ===========       ===========        ===========
TOTAL RETURN@                                            (25.91)%           (9.30)%**        (25.63)%            (9.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $     4,914       $     1,006       $   217,427        $   314,290
  Ratio of expenses to average daily net assets:
     Before expense waiver                                 1.38%             1.39%*            1.13%              1.14%*
     After expense waiver#                                 1.38%             1.39%*            1.13%              1.14%*
  Net investment loss to average daily net assets         (0.20)%           (0.39)%*          (0.05)%            (0.18)%*
  Portfolio turnover rate                                    30%               27%**             30%                27%**

                                                         CLASS Y                            CLASS S                  CLASS N
                                                         -------                            -------                  -------
                                              YEAR ENDED      PERIOD ENDED       YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                               12/31/02         12/31/01&         12/31/02        12/31/01&         12/31/02&&
                                              ----------      ------------       ----------      ------------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $     9.10       $    10.00        $     9.10       $    10.00        $     6.69
                                              ----------       ----------        ----------       ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.01***         (0.00)***+         0.02***          0.00***+          0.00***+
  Net realized and unrealized loss
     on investments                                (2.34)           (0.90)            (2.33)           (0.90)            (0.00)+
                                              ----------       ----------        ----------       ----------        ----------
       Total income (loss) from
         investment operations                     (2.33)           (0.90)            (2.31)           (0.90)             0.00
                                              ----------       ----------        ----------       ----------        ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (0.00)^              -             (0.01)               -                 -
                                              ----------       ----------        ----------       ----------        ----------
NET ASSET VALUE, END OF PERIOD                $     6.77       $     9.10        $     6.78       $     9.10        $     6.69
                                              ==========       ==========        ==========       ==========        ==========
TOTAL RETURN@                                     (25.56)%          (9.00)%**        (25.43)%          (9.00)%**             -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $      827       $      617        $   72,210       $  113,011        $      101
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                          1.01%            1.02%*            0.88%            0.89%*               -++
     After expense waiver#                          1.01%            1.01%*            0.88%            0.89%*               -++
  Net investment income (loss) to average
    daily net assets                                0.12%           (0.02)%*           0.20%            0.07%*               -++
  Portfolio turnover rate                             30%              27%**             30%              27%**             30%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  & FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  + NET INVESTMENT INCOME (LOSS) AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
  ^    DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL LARGE CAP GROWTH FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
-    invest in a relatively small number of intensively researched companies
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -29.90%, trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The Fund fell behind the S&P 500 in the first half of the year, in part due to the extreme outperformance of value over growth. Although the S&P 500 has a number of important growth components, it also contains some value stocks that helped cushion its losses. The Fund's first-half results of -21.60% were much closer to the -20.78% return of the Russell 1000 Growth Index, which tracks the growth element in the large-cap-oriented Russell 1000 Index. Additionally, our returns in the first half were sidetracked by our holdings in Tyco International, which at first appeared to encounter difficulties that were fixable. However, the situation quickly deteriorated, as the company's debt was downgraded and its CEO indicted for tax evasion.

The third quarter witnessed another sharp decline in all the major indexes. Weak reports on the economy suggested a further delay in the recovery, while concerns persisted about corporate accountability and the possibility of war with Iraq. Despite double-digit losses for the quarter, our relative performance improved due to stock selection in the technology sector, particularly Dell Computer. Stock selection in financial services also was favorable, as positions in Freddie Mac, ACE, Goldman Sachs and Automatic Data Processing helped our results. In the consumer discretionary sector, Bed Bath & Beyond served the Fund well, while health care holdings Johnson & Johnson, Amgen and Tenet Healthcare added to our performance. In contrast, stock selection in utilities hurt us, especially AT&T Wireless and Sprint PCS.

The fourth quarter brought relief from falling share prices, as all the major indexes posted nice gains. The Fund underperformed both the S&P 500 Index and the Russell 1000 Growth Index for the quarter. Although the rally was led by technology and telecommunications stocks, the quality of the market's leadership was suspect, consisting of many stocks with questionable fundamentals that had been subject to extreme selling pressure in the previous two quarters. It was for this reason, together with the fact that the Fund carried an underweighting in technology, that our relative performance was disappointing. We would like to remind shareholders that we do not make conscious sector bets. Rather, sector allocations are a byproduct of our fundamentally driven stock selection process.

The other factor holding back our results was hospital operator Tenet Healthcare, which was one of the Fund's stronger holdings for most of the year. In the fourth quarter, however, the company's CFO and COO resigned amid controversy about the company's Medicare billing practices. Then in December, the company slashed its earnings estimates for 2003 and 2004. Also detracting from performance was our stock selection in the consumer discretionary sector. Kohl's, Home Depot and Clear Channel Communications all turned in disappointing performances. The Fund's underweighting in consumer staples served it well, but positions in Anheuser Busch, Walgreen, and Procter & Gamble had a negative impact on our relative returns.

Looking at positive influences, the Fund received a boost from stock selection in financial services, specifically from positions in MBNA, Citigroup, Merrill Lynch, Freddie Mac and American

International Group. Banks were fueled by positive comments about the economic outlook by Federal Reserve Board Vice Chair Roger Ferguson. In addition, a settlement unveiled by securities regulators led investors to anticipate an end to the controversy over conflicts of interest among investment banks with research and brokerage operations.

WHAT IS YOUR OUTLOOK?

We believe that 2003 could see significant improvement in the investment landscape. In support of this view, we point to a recent survey of over 300 CFOs from both public and private companies revealing that firms are planning to increase capital spending by an average of 4.8% in 2003, versus expectations for a 5% decline at the same time a year earlier. A drought in capital spending is one of the factors that has suppressed economic growth over the past several years. Accordingly, we are looking for opportunities to increase the Fund's exposure to cyclical companies when we see some evidence of a pickup in capital spending. However, we are proceeding with caution, as evidenced by our continuing emphasis on companies with strong competitive profiles and solid balance sheets. We believe that when investors' interest in the stock market revives, these characteristics will be important buying criteria.

                        MASSMUTUAL LARGE CAP GROWTH FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

                        Pfizer, Inc.
                        Citigroup, Inc.
                        Freddie Mac
                        Kohl's Corp.
                        MBNA Corp.
                        Microsoft Corp.
                        American International Group, Inc.
                        UnitedHealth Group, Inc.
                        Comcast Corp. Special Cl. A
                        Viacom, Inc. Cl. B

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL LARGE CAP GROWTH FUND
TOTAL RETURN

                                                   SINCE INCEPTION
                            ONE YEAR                AVERAGE ANNUAL
                       1/1/02 - 12/31/02        12/31/01 - 12/31/02
Class S                      -29.90%                  -29.83%
Class A                      -30.30%                  -30.23%
Class Y                      -30.00%                  -29.93%
Class L                      -30.10%                  -30.03%
-------------------------------------------------------------------
S&P 500 Index                -22.09%                  -22.09%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE  INCEPTION

            CLASS S    CLASS A     CLASS Y    CLASS L    S&P 500 INDEX
12/31/01   $ 10,000   $ 10,000    $ 10,000   $ 10,000         $ 10,000
  Jun-02   $  7,840   $  7,810    $  7,830   $  7,820         $  8,685
  Dec-02   $  7,010   $  6,970    $  7,000   $  6,990         $  7,791

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL LARGE CAP GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                        NUMBER OF           MARKET
                                                          SHARES            VALUE
                                                        ---------       --------------
EQUITIES -- 98.6%

AEROSPACE & DEFENSE -- 0.5%
United
  Technologies Corp.                                       2,800        $      173,432
                                                                        --------------
AUTOMOTIVE & PARTS -- 1.5%
Harley-Davidson, Inc.                                     10,700               494,340
                                                                        --------------
BANKING, SAVINGS & LOANS -- 10.7%
Citigroup, Inc.                                           43,900             1,544,841
Fifth Third Bancorp                                        8,500               497,675
Freddie Mac                                               25,300             1,493,965
                                                                        --------------
                                                                             3,536,481
                                                                        --------------
BEVERAGES -- 1.8%
Anheuser-Busch
  Companies, Inc.                                         12,200               590,480
                                                                        --------------
BROADCASTING, PUBLISHING & PRINTING -- 11.1%
AOL Time Warner, Inc.                                     51,300               672,030
Clear Channel
  Communications, Inc.*                                    8,700               324,423
Comcast Corp.
  Special Cl. A*                                          51,300             1,158,867
Gannett Co., Inc.                                          4,900               351,820
Viacom, Inc. Cl. B*                                       28,400             1,157,584
                                                                        --------------
                                                                             3,664,724
                                                                        --------------
COMMUNICATIONS -- 2.3%
Nokia Oyj
  Sponsored ADR                                           47,900               742,450
                                                                        --------------
COMPUTERS & INFORMATION -- 2.6%
Cisco Systems, Inc.*                                      27,800               364,180
Dell Computer Corp.*                                      18,100               483,994
                                                                        --------------
                                                                               848,174
                                                                        --------------
COSMETICS & PERSONAL CARE -- 3.8%
Colgate-Palmolive Co.                                     11,300               592,459
The Procter &
  Gamble Co.                                               7,500               644,550
                                                                        --------------
                                                                             1,237,009
                                                                        --------------
DATA PROCESSING & PREPARATION -- 0.4%
Automatic Data
  Processing, Inc.                                         3,800               149,150
                                                                        --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.8%
General Electric Co.                                      32,800               798,680
Intel Corp.                                               13,300               207,081
Maxim Integrated
  Products, Inc.                                          18,500               611,240
Taiwan Semiconductor
  Manufacturing Co.
  Limited
  Sponsored ADR*                                          22,400        $      157,920
Texas Instruments, Inc.                                   30,100               451,801
                                                                        --------------
                                                                             2,226,722
                                                                        --------------
FINANCIAL SERVICES -- 7.7%
The Goldman Sachs
  Group, Inc.                                              5,700               388,170
Lehman Brothers
  Holdings, Inc.                                           4,200               223,818
MBNA Corp.                                                76,750             1,459,785
Merrill Lynch &
  Co., Inc.                                               12,100               459,195
                                                                        --------------
                                                                             2,530,968
                                                                        --------------
HEALTHCARE -- 4.4%
Tenet Healthcare Corp.*                                   13,150               215,660
UnitedHealth
  Group, Inc.                                             14,700             1,227,450
                                                                        --------------
                                                                             1,443,110
                                                                        --------------
INSURANCE -- 4.8%
ACE Limited                                               10,200               299,268
American International
  Group, Inc.                                             22,100             1,278,485
                                                                        --------------
                                                                             1,577,753
                                                                        --------------
MANUFACTURING -- 2.3%
Applied Materials, Inc.*                                  57,500               749,225
                                                                        --------------
MEDICAL SUPPLIES -- 2.5%
Boston Scientific Corp.*                                   1,200                51,024
Medtronic, Inc.                                           17,000               775,200
                                                                        --------------
                                                                               826,224
                                                                        --------------
PHARMACEUTICALS -- 14.9%
Amgen, Inc.*                                              21,900             1,058,646
Cardinal Health, Inc.                                     12,500               739,875
Johnson & Johnson                                         16,200               870,102
Pfizer, Inc.                                              55,300             1,690,521
Schering-Plough Corp.                                     24,900               552,780
                                                                        --------------
                                                                             4,911,924
                                                                        --------------
PREPACKAGED SOFTWARE -- 4.4%
Microsoft Corp.*                                          27,900             1,442,430
                                                                        --------------
RETAIL -- 14.8%
Bed Bath & Beyond, Inc.*                                  14,600               504,138
The Home Depot, Inc.                                      34,000               814,640
Kohl's Corp.*                                             26,400             1,477,080
Walgreen Co.                                              36,800             1,074,192
Wal-Mart Stores, Inc.                                     19,700        $      995,047
                                                                        --------------
                                                                             4,865,097
                                                                        --------------
TELEPHONE UTILITIES -- 1.3%
AT&T Wireless
  Services, Inc.*                                         75,100               424,315
                                                                        --------------

TOTAL EQUITIES
(COST $37,070,332)                                                          32,434,008
                                                                        ==============

                                                      PRINCIPAL
                                                        AMOUNT
                                                      ----------
SHORT-TERM INVESTMENTS -- 7.7%

CASH EQUIVALENTS -- 6.1%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                   $   80,446                80,446
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                       47,827                47,827
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                      239,137               239,137
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                      119,569               119,569
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                      107,612               107,612
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                            179,353               179,353
General Electric
  Capital Corp.
  1.300% 01/06/2003                                      119,310               119,310
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                       59,784                59,784
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                       11,957                11,957
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                       35,871                35,871
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                       35,871                35,871

    The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL             MARKET
                                                        AMOUNT              VALUE
                                                      ----------        --------------
Merrimac Money
  Market Fund                                         $  454,361        $      454,361
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                      119,569               119,569
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                       95,655                95,655
National Bank of
  Commerce
  1.400% 05/23/2003                                       59,784                59,784
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                      167,396               167,396
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                       35,871                35,871
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                       47,827                47,827
                                                                        --------------
                                                                             2,017,200
                                                                        --------------
REPURCHASE AGREEMENT -- 1.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                      528,860               528,860
                                                                        --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                          2,546,060
                                                                        --------------

TOTAL INVESTMENTS -- 106.3%
(COST $39,616,392)***                                                       34,980,068

OTHER ASSETS/
(LIABILITIES) -- (6.3%)                                                     (2,063,936)
                                                                        --------------

NET ASSETS -- 100.0%                                                    $   32,916,132
                                                                        ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $528,890. Collateralized by U.S. Government Agency obligation with a rate of 2.388%, maturity date of 11/25/2022 and aggregate market value, including accrued interest, of $555,722.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       DECEMBER 31, 2002
                                                                                                       -----------------
ASSETS:
        Investments, at value (cost $37,070,332) (NOTE 2)                                                $   32,434,008
        Short-term investments, at amortized cost (NOTE 2)                                                    2,546,060
                                                                                                         --------------
            Total Investments (including securities on loan with market values of $1,959,935)                34,980,068
        Receivables from:
            Investments sold                                                                                    250,571
            Investment adviser (NOTE 3)                                                                           3,664
            Fund shares sold                                                                                     18,150
            Interest and dividends                                                                               26,145
                                                                                                         --------------
                 Total assets                                                                                35,278,598
                                                                                                         --------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                               298,306
            Fund shares repurchased                                                                               5,144
            Securities on loan (NOTE 2)                                                                       2,017,200
            Directors' fees and expenses (NOTE 3)                                                                   286
            Affiliates (NOTE 3):
                 Investment management fees                                                                      19,113
                 Administration fees                                                                              5,591
                 Service fees                                                                                       479
        Accrued expense and other liabilities                                                                    16,347
                                                                                                         --------------
                 Total liabilities                                                                            2,362,466
                                                                                                         --------------
        NET ASSETS                                                                                       $   32,916,132
                                                                                                         ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                  $   42,267,852
        Accumulated net investment loss                                                                            (173)
        Accumulated net realized loss on investments                                                         (4,715,223)
        Net unrealized depreciation on investments                                                           (4,636,324)
                                                                                                         --------------
                                                                                                         $   32,916,132
                                                                                                         ==============
NET ASSETS:
        Class A                                                                                          $      825,507
                                                                                                         ==============
        Class L                                                                                          $    3,882,838
                                                                                                         ==============
        Class Y                                                                                          $       78,029
                                                                                                         ==============
        Class S                                                                                          $   28,028,939
                                                                                                         ==============
        Class N                                                                                          $      100,819
                                                                                                         ==============
SHARES OUTSTANDING:
        Class A                                                                                                 118,410
                                                                                                         ==============
        Class L                                                                                                 555,843
                                                                                                         ==============
        Class Y                                                                                                  11,150
                                                                                                         ==============
        Class S                                                                                               4,000,259
                                                                                                         ==============
        Class N                                                                                                  14,518
                                                                                                         ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                          $         6.97
                                                                                                         ==============
        Class L                                                                                          $         6.99
                                                                                                         ==============
        Class Y                                                                                          $         7.00
                                                                                                         ==============
        Class S                                                                                          $         7.01
                                                                                                         ==============
        Class N                                                                                          $         6.94
                                                                                                         ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2002
                                                                                                       -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $1,061)                                                     $      183,663
        Interest (including securities lending income of $867)                                                    7,438
                                                                                                         --------------
                Total investment income                                                                         191,101
                                                                                                         --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                                     171,460
        Audit and legal fees                                                                                     20,107
        Custody fees                                                                                              9,242
        Shareholder reporting fees                                                                                7,034
        Directors' fees (NOTE 3)                                                                                    553
                                                                                                         --------------
                                                                                                                208,396
        Administration fees (NOTE 3):
            Class A                                                                                               1,664
            Class L                                                                                               6,402
            Class Y                                                                                                 171
            Class S                                                                                              39,110
            Class N                                                                                                   1*
        Service fees (NOTE 3):
            Class A                                                                                               1,179
            Class N                                                                                                   1*
        Miscellaneous fees                                                                                        1,323
                                                                                                         --------------
                Total expenses                                                                                  258,247
        Expenses waived (NOTE 3)                                                                                (31,111)
        Fees paid indirectly (NOTE 3)                                                                           (17,384)
                                                                                                         --------------
            Net expenses                                                                                        209,752
                                                                                                         --------------
            NET INVESTMENT LOSS                                                                                 (18,651)
                                                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                         (4,715,223)
        Net change in unrealized appreciation (depreciation) on investments                                  (4,636,324)
                                                                                                         --------------
                NET REALIZED AND UNREALIZED LOSS                                                             (9,351,547)
                                                                                                         --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   (9,370,198)
                                                                                                         ==============

  *   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED           PERIOD ENDED
                                                                                          DECEMBER 31, 2002   DECEMBER 31, 2001**
                                                                                          -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                 $      (18,651)     $           --
        Net realized loss on investment transactions                                            (4,715,223)                 --
        Net change in unrealized appreciation (depreciation) on investments                     (4,636,324)                 --
                                                                                            --------------      --------------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 (9,370,198)                 --
                                                                                            --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                    983,428               1,000
        Class L                                                                                  4,118,864               1,000
        Class Y                                                                                    109,323               1,000
        Class S                                                                                 26,969,815          10,001,000
        Class N                                                                                    100,900*                 --
                                                                                            --------------      --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             32,282,330          10,004,000
                                                                                            --------------      --------------
        TOTAL INCREASE IN NET ASSETS                                                            22,912,132          10,004,000
NET ASSETS:
        Beginning of period                                                                     10,004,000                  --
                                                                                            --------------      --------------
        End of period (including accumulated net investment loss of $173 and
           $0, respectively)                                                                $   32,916,132      $   10,004,000
                                                                                            ==============      ==============

  *     CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  **    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                          CLASS L
                                                             -------                          -------
                                                     YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED
                                                      12/31/02        12/31/01&        12/31/02        12/31/01&
                                                     ----------     ------------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00          $ 10.00        $  10.00         $ 10.00
                                                      --------          -------        --------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                    (0.04)***            -           (0.01)***           -
  Net realized and unrealized loss on investments        (2.99)               -           (3.00)              -
                                                      --------          -------        --------         -------
       Total loss from investment operations             (3.03)               -           (3.01)              -
                                                      --------          -------        --------         -------
NET ASSET VALUE, END OF PERIOD                        $   6.97          $ 10.00        $   6.99         $ 10.00
                                                      ========          =======        ========         =======
TOTAL RETURN@                                           (30.30)%              -          (30.10)%             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $    826          $     1        $  3,883         $     1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.40%               -            1.15%              -
     After expense waiver#                                1.22%(a)            -            0.98%(a)           -
  Net investment loss to average daily net assets        (0.48)%              -           (0.20)%             -
  Portfolio turnover rate                                   56%               -              56%              -

                                                               CLASS Y                         CLASS S                 CLASS N
                                                               -------                         -------                 -------
                                                     YEAR ENDED      PERIOD ENDED     YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                      12/31/02         12/31/01&        12/31/02       12/31/01&      12/31/02&&
                                                     ----------      ------------     ----------     ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00          $ 10.00        $  10.00        $  10.00         $  6.95
                                                      --------          -------        --------        --------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                    (0.01)***            -           (0.00)***+          -           (0.00)***+
  Net realized and unrealized loss on investments        (2.99)               -           (2.99)              -           (0.01)
                                                      --------          -------        --------        --------         -------
       Total loss from investment operations             (3.00)               -           (2.99)              -           (0.01)
                                                      --------          -------        --------        --------         -------
NET ASSET VALUE, END OF PERIOD                        $   7.00          $ 10.00        $   7.01        $  10.00         $  6.94
                                                      ========          =======        ========        ========         =======
TOTAL RETURN@                                           (30.00)%              -          (29.90)%             -               -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $     78          $     1        $ 28,029        $ 10,001         $   101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                1.00%               -            0.96%              -               -++
     After expense waiver#                                0.82%(a)            -            0.77%(a)           -               -++
  Net investment loss to average daily net assets        (0.11)%              -           (0.05)%             -               -++
  Portfolio turnover rate                                   56%               -              56%              -              56%

  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  &&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++  AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -27.68%, trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Growth stocks had a rough year, declining sharply in the second and third quarters. In the second quarter, investors' disappointment over a delayed rebound in corporate earnings combined with a series of high-profile accounting scandals, controversy over the objectivity of Wall Street research, rising tension in the Middle East and a falling U.S. dollar to send share prices tumbling. The S&P 500 Index declined from around the 1150 level in March to just under 800 by July, while the Russell 1000 Growth Index, a proxy for large-cap growth stocks, declined 18.67%.

Earnings continued to disappoint in the third quarter while unemployment rose and consumer confidence deteriorated, prompting another downdraft in stock prices. The Russell 1000 Growth Index fell another 15.05%. However, the Fund outperformed the Russell Index during the quarter. The largest contributor to our relative performance was an overweighting and favorable stock selection in the leisure sector, where our emphasis was on advertising-sensitive media companies. Clear Channel Communications stood out, benefiting from firmer trends in spending for radio advertising, which accounts for most of the company's revenues.

The Fund also was aided by an underweighting in the weak technology and business services sectors, and by strong stock selection in industrials. Corporate spending on technology has remained muted for much longer than most investors expected, producing numerous earnings disappointments in the sector. In business services, not owning Electronic Data Services, which fell sharply on the company's warning of much lower earnings, helped our relative performance. In industrials, our position in Northrop Grumman did well due to its ability to win contracts and positive sentiment toward defense stocks based on higher projected military spending by the U.S. government. Other holdings contributing positively to our performance during the quarter were Dell Computer, Johnson & Johnson and Forest Labs.

In the fourth quarter, growth investors recovered some of their losses for the year, as the markets staged a decent rally, led by technology and telecommunications stocks. The Fund underperformed the Russell 1000 Growth Index, which gained 7.15% for the quarter. Poor stock selection in health care and industrials detracted most from our relative performance. In particular, a position in Tenet Healthcare weighed on the Fund's results. The stock plunged amid questions about the company's handling of Medicare reimbursements. Another hospital management holding, HCA, declined in sympathy with Tenet and because of expectations that hospital companies will face increased regulatory scrutiny going forward.

In industrials, our defense positions, which had helped the Fund for most of the year, detracted from performance. News that Iraqi dictator Saddam Hussein would allow U.N. weapons inspectors into his country was a negative factor. Concerns that the rate of increase in defense spending might slow also hurt the group.

Strong stock selection in consumer staples was the most important positive influence on our relative performance. Pepsico rose on news of strong third-quarter earnings driven by cost-cutting and the synergies made possible by the acquisition of Quaker Oats. Another contributor was Avon Products, the world's largest direct seller of beauty products. New product and sales initiatives in the U.S. and Europe helped the stock. Other stocks making a positive contribution to performance were Citigroup, Sallie Mae, Forest Labs and Oracle.

WHAT IS YOUR OUTLOOK?

The near-term picture remains clouded by factors that plagued the market for much of 2002, including tepid capital spending by corporations, uncertainty over how much longer consumer spending can prop up the economy and the possibility of war with Iraq. Additionally, there is now a momentum effect at work--a reluctance to buy attributable to the abnormally long period of time that stocks have been declining. Despite these uncertainties, we feel more sanguine about the market's longer-term outlook. Companies have done a good job at cutting costs to improve productivity, and inventories have been drawn down significantly. Meanwhile, low interest rates have created a favorable credit environment, and it appears that we can count on some kind of stimulative fiscal package from the government. As a result, we believe that 2003 could provide a more favorable backdrop for our research-intensive management style, as we continue our search for companies with strong fundamentals, superior managements and sustainable competitive advantages.

                          MASSMUTUAL GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

                        Pfizer, Inc.
                        Microsoft Corp.
                        Johnson & Johnson
                        Cisco Systems, Inc.
                        Amgen, Inc.
                        Oracle Corp.
                        SLM Corp.
                        General Electric Co.
                        Kohl's Corp.
                        International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL GROWTH EQUITY FUND
TOTAL RETURN

                                               SINCE INCEPTION
                            ONE YEAR           AVERAGE ANNUAL
                       1/1/02 - 12/31/02      5/3/99 - 12/31/02
Class S                      -27.68%               -10.59%
Class A                      -28.01%               -10.98%
Class Y                      -27.75%               -10.67%
Class L                      -27.81%               -10.75%
---------------------------------------------------------------
S&P 500 Index                -22.09%                -9.53%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           CLASS S     CLASS A      CLASS Y     CLASS L     S&P 500 INDEX
5/3/99    $ 10,000    $ 10,000     $ 10,000    $ 10,000          $ 10,000
Dec-99    $ 12,957    $ 12,927     $ 12,957    $ 12,957          $ 11,100
Dec-00    $ 12,230    $ 12,149     $ 12,219    $ 12,199          $ 10,090
Dec-01    $  9,172    $  9,069     $  9,151    $  9,131          $  8,892
Dec-02    $  6,633    $  6,529     $  6,612    $  6,591          $  6,928

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                        NUMBER OF           MARKET
                                                         SHARES             VALUE
                                                        ---------       --------------
EQUITIES -- 95.6%

AEROSPACE & DEFENSE -- 1.2%
Lockheed Martin Corp.                                     21,300        $    1,230,075
Northrop Grumman Corp.                                    32,900             3,191,300
                                                                        --------------
                                                                             4,421,375
                                                                        --------------
AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                    35,300               490,670
                                                                        --------------
APPAREL, TEXTILES & SHOES -- 0.4%
The Gap, Inc.                                             91,900             1,426,288
                                                                        --------------
AUTOMOTIVE & PARTS -- 0.6%
Harley-Davidson, Inc.                                     49,040             2,265,648
                                                                        --------------
BANKING, SAVINGS & LOANS -- 5.7%
Citigroup, Inc.                                          158,444             5,575,644
Freddie Mac                                              127,440             7,525,332
SLM Corp.                                                 81,800             8,495,748
                                                                        --------------
                                                                            21,596,724
                                                                        --------------
BEVERAGES -- 3.0%
Anheuser-Busch
  Companies, Inc.                                         32,400             1,568,160
The Coca-Cola Co.                                         37,200             1,630,104
The Pepsi Bottling
  Group, Inc.                                             75,900             1,950,630
PepsiCo, Inc.                                            147,400             6,223,228
                                                                        --------------
                                                                            11,372,122
                                                                        --------------
BROADCASTING, PUBLISHING & PRINTING -- 6.2%
AOL Time Warner, Inc.                                    284,600             3,728,260
Clear Channel
  Communications, Inc.*                                  100,730             3,756,222
Comcast Corp. Cl. A*                                     144,445             3,404,569
Fox Entertainment
  Group, Inc. Cl. A*                                      59,200             1,535,056
Liberty Media Corp. Cl. A*                               315,100             2,816,994
News Corp. Limited                                       232,576             1,503,464
USA Interactive*                                         146,900             3,358,134
Viacom, Inc. Cl. B*                                       87,280             3,557,533
                                                                        --------------
                                                                            23,660,232
                                                                        --------------
COMMERCIAL SERVICES -- 2.4%
Accenture Limited Cl. A*                                 138,000             2,482,620
Apollo Group, Inc. Cl. A*                                 85,400             3,757,600
eBay, Inc.*                                               28,500             1,932,870
Paychex, Inc.                                             32,200               898,380
Weight Watchers
  International, Inc.*                                     3,900               179,283
                                                                        --------------
                                                                             9,250,753
                                                                        --------------
COMMUNICATIONS -- 0.8%
Nokia Oyj Sponsored ADR                                  183,200        $    2,839,600
                                                                        --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.5%
Cadence Design
  Systems, Inc.*                                          47,500               560,025
Teradyne, Inc.*                                          106,100             1,380,361
                                                                        --------------
                                                                             1,940,386
                                                                        --------------
COMPUTERS & INFORMATION -- 4.0%
Cisco Systems, Inc.*                                     678,600             8,889,660
Dell Computer Corp.*                                     231,700             6,195,658
                                                                        --------------
                                                                            15,085,318
                                                                        --------------
COMPUTERS & OFFICE EQUIPMENT -- 2.0%
International Business
  Machines Corp.                                          99,600             7,719,000
                                                                        --------------
COSMETICS & PERSONAL CARE -- 4.5%
Avon Products, Inc.                                      128,900             6,943,843
Colgate-Palmolive Co.                                     85,600             4,488,008
The Gillette Co.                                          75,600             2,295,216
The Procter & Gamble Co.                                  37,600             3,231,344
                                                                        --------------
                                                                            16,958,411
                                                                        --------------
DATA PROCESSING & PREPARATION -- 4.3%
Affiliated Computer
  Services, Inc. Cl. A*                                   82,400             4,338,360
Automatic Data
  Processing, Inc.                                       179,000             7,025,750
First Data Corp.                                         138,600             4,907,826
                                                                        --------------
                                                                            16,271,936
                                                                        --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.5%
Analog Devices, Inc.*                                    153,500             3,664,045
General Electric Co.                                     332,850             8,104,897
Intel Corp.                                               67,700             1,054,089
Kla-Tencor Corp.*                                         10,400               367,848
Maxim Integrated
  Products, Inc.                                          79,700             2,633,288
Microchip Technology, Inc.                                99,700             2,437,665
Taiwan Semiconductor
  Manufacturing Co.
  Limited Sponsored ADR*                                 183,038             1,290,418
Xilinx, Inc.*                                             59,900             1,233,940
                                                                        --------------
                                                                            20,786,190
                                                                        --------------
ENERGY -- 3.8%
Anadarko Petroleum Corp.                                  27,600             1,322,040
BJ Services Co.*                                          93,700             3,027,447
EnCana Corp.                                             117,800             3,663,580
Noble Corp.*                                              36,700             1,290,005
                                                                        --------------
Schlumberger Limited                                     126,000        $    5,303,340
                                                                        --------------
                                                                            14,606,412
                                                                        --------------
ENTERTAINMENT & LEISURE -- 0.6%
Carnival Corp.                                            46,800             1,167,660
The Walt Disney Co.                                       71,200             1,161,272
                                                                        --------------
                                                                             2,328,932
                                                                        --------------
FINANCIAL SERVICES -- 3.5%
American Express Co.                                     128,800             4,553,080
Berkshire
  Hathaway, Inc. Cl. A*                                        8               582,000
The Goldman Sachs
  Group, Inc.                                             61,400             4,181,340
Merrill Lynch & Co., Inc.                                 68,200             2,588,190
The Schwab
  (Charles) Corp.                                        134,800             1,462,580
                                                                        --------------
                                                                            13,367,190
                                                                        --------------
FOODS -- 1.4%
Hershey Foods Corp.                                       14,200               957,648
Sysco Corp.                                              151,900             4,525,101
                                                                        --------------
                                                                             5,482,749
                                                                        --------------
INDUSTRIAL - DIVERSIFIED -- 3.8%
3M Co.                                                    62,390             7,692,687
Illinois Tool Works, Inc.                                 62,800             4,073,208
Tyco International Limited1                               54,500             2,638,860
                                                                        --------------
                                                                            14,404,755
                                                                        --------------
INSURANCE -- 3.3%
ACE Limited                                               38,700             1,135,458
AFLAC, Inc.                                               70,300             2,117,436
American International
  Group, Inc.                                             50,182             2,903,029
Marsh & McLennan
  Companies, Inc.                                         63,100             2,915,851
XL Capital Limited Cl. A                                  45,900             3,545,775
                                                                        --------------
                                                                            12,617,549
                                                                        --------------
INTERNET CONTENT -- 0.1%
BEA Systems, Inc.*                                        39,200               449,624
                                                                        --------------
MEDICAL SUPPLIES -- 3.3%
Boston Scientific Corp.*                                 118,900             5,055,628
Guidant Corp.*                                            19,000               586,150
Medtronic, Inc.                                          122,900             5,604,240
St. Jude Medical, Inc.*                                   28,600             1,135,992
                                                                        --------------
                                                                            12,382,010
                                                                        --------------

PHARMACEUTICALS -- 15.5%
Abbott Laboratories                                       45,275             1,811,000
Alcon, Inc.*                                              97,200             3,834,540

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF           MARKET
                                                         SHARES             VALUE
                                                        ---------       --------------
Amgen, Inc.*                                             180,200        $    8,710,868
Biogen, Inc.*                                             10,900               436,654
Cardinal Health, Inc.                                     15,400               911,526
Eli Lilly & Co.                                          112,200             7,124,700
Forest Laboratories, Inc.*                                54,700             5,372,634
Genentech, Inc.*                                          22,700               752,732
Genzyme Corp.*                                            57,000             1,685,490
Johnson & Johnson                                        171,600             9,216,636
Pfizer, Inc.                                             502,737            15,368,670
Teva Pharmaceutical
  Sponsored ADR                                           70,100             2,706,561
Wyeth                                                     26,000               972,400
                                                                        --------------
                                                                            58,904,411
                                                                        --------------
PREPACKAGED SOFTWARE -- 8.7%
Intuit, Inc.*                                             54,400             2,552,448
Microsoft Corp.*                                         295,560            15,280,452
Oracle Corp.*                                            791,850             8,551,980
Peoplesoft, Inc.*                                        138,670             2,537,661
Symantec Corp.*                                           16,400               663,380
Veritas Software Corp.*                                  218,551             3,413,767
                                                                        --------------
                                                                            32,999,688
                                                                        --------------
RETAIL -- 8.1%
Bed Bath & Beyond, Inc.*                                  28,200               973,746
Best Buy Co., Inc.*                                       79,300             1,915,095
The Home Depot, Inc.                                      33,200               795,472
Kohl's Corp.*                                            138,700             7,760,265
Lowe's Companies, Inc.                                    51,860             1,944,750
Office Depot, Inc.*                                       64,900               957,924
Staples, Inc.*                                           156,900             2,871,270
Target Corp.                                              76,100             2,283,000
TJX Companies, Inc.                                      164,900             3,218,848
Walgreen Co.                                              21,700               633,423
Wal-Mart Stores, Inc.                                    150,300             7,591,653
                                                                        --------------
                                                                            30,945,446
                                                                        --------------
TELEPHONE UTILITIES -- 0.7%
AT&T Wireless
  Services, Inc.*                                        102,100               576,865
Vodafone Group PLC
  Sponsored ADR                                          108,329             1,962,921
                                                                        --------------
                                                                             2,539,786
                                                                        --------------
TOBACCO -- 0.8%
Philip Morris Companies, Inc.                             78,160             3,167,825
                                                                        --------------
TRANSPORTATION -- 0.8%
United Parcel
  Service, Inc. Cl. B                                     47,400             2,989,992
                                                                        --------------

TOTAL EQUITIES
(COST $371,332,079)                                                        363,271,022
                                                                        --------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology*+                                      66,000        $            -
                                                                        --------------

TOTAL RIGHTS
(COST $0)                                                                            -
                                                                        --------------

TOTAL LONG TERM INVESTMENTS
(COST $371,332,079)                                                        363,271,022
                                                                        --------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
SHORT-TERM INVESTMENTS -- 10.9%

CASH EQUIVALENTS -- 4.3%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  $   652,673               652,673
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                      388,031               388,031
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                    1,940,157             1,940,157
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                      970,078               970,078
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                      873,071               873,071
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                    1,455,118             1,455,118
General Electric
  Capital Corp.
  1.300% 01/06/2003                                      967,977               967,977
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                      485,039               485,039
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                       97,008                97,008
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                      291,023               291,023
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                      291,024               291,024
Merrimac Money
  Market Fund                                          3,686,298             3,686,298
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                  $   970,078        $      970,078
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                      776,063               776,063
National Bank of Commerce
  1.400% 05/23/2003                                      485,039               485,039
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                    1,358,110             1,358,110
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                      291,023               291,023
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                      388,031               388,031
                                                                        --------------
                                                                            16,365,841
                                                                        --------------
REPURCHASE AGREEMENT -- 6.6%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 12/31/2002, 1.00%,
  due 01/02/2003(a)                                   24,890,223            24,890,223
                                                                        --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         41,256,064
                                                                        --------------

TOTAL INVESTMENTS -- 106.5%
(COST $412,588,143)***                                                     404,527,086

OTHER ASSETS/
(LIABILITIES) -- (6.5%)                                                    (24,642,589)
                                                                        --------------

NET ASSETS -- 100.0%                                                    $  379,884,497
                                                                        ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $24,891,606. Collateralized by U.S. Government Agency obligation with a rate of 4.498%, maturity date of 08/01/2032, and aggregate market value, including accrued interest, of $26,134,734.
 + This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       DECEMBER 31, 2002
                                                                                                       -----------------
ASSETS:
        Investments, at value (cost $371,332,079) (Note 2)                                               $  363,271,022
        Short-term investments, at amortized cost (Note 2)                                                   41,256,064
                                                                                                         --------------
            Total Investments (including securities on loan with market values of $15,744,856)              404,527,086
        Cash                                                                                                    100,000
        Receivables from:
            Investments sold                                                                                  7,212,132
            Fund shares sold                                                                                    322,586
            Interest and dividends                                                                              316,627
            Foreign taxes withheld                                                                               15,140
                                                                                                         --------------
                 Total assets                                                                               412,493,571
                                                                                                         --------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                            14,827,911
            Fund shares repurchased                                                                           1,035,403
            Securities on loan (Note 2)                                                                      16,365,841
            Directors' fees and expenses (Note 3)                                                                 7,222
            Affiliates (Note 3):
                 Investment management fees                                                                     227,208
                 Administration fees                                                                             66,142
                 Service fees                                                                                    49,340
        Accrued expense and other liabilities                                                                    30,007
                                                                                                         --------------
                 Total liabilities                                                                           32,609,074
                                                                                                         --------------
        NET ASSETS                                                                                       $  379,884,497
                                                                                                         ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                  $  645,539,254
        Accumulated net investment loss                                                                          (8,602)
        Accumulated net realized loss on investments and foreign currency translations                     (257,587,807)
        Net unrealized depreciation on investments, foreign currency and other assets and liabilities        (8,058,348)
                                                                                                         --------------
                                                                                                         $  379,884,497
                                                                                                         ==============
NET ASSETS:
        Class A                                                                                          $   79,267,120
                                                                                                         ==============
        Class L                                                                                          $   99,882,052
                                                                                                         ==============
        Class Y                                                                                          $   70,469,240
                                                                                                         ==============
        Class S                                                                                          $  130,165,094
                                                                                                         ==============
        Class N                                                                                          $      100,991
                                                                                                         ==============
SHARES OUTSTANDING:
        Class A                                                                                              13,120,976
                                                                                                         ==============
        Class L                                                                                              16,377,922
                                                                                                         ==============
        Class Y                                                                                              11,506,027
                                                                                                         ==============
        Class S                                                                                              21,193,005
                                                                                                         ==============
        Class N                                                                                                  16,805
                                                                                                         ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                          $         6.04
                                                                                                         ==============
        Class L                                                                                          $         6.10
                                                                                                         ==============
        Class Y                                                                                          $         6.12
                                                                                                         ==============
        Class S                                                                                          $         6.14
                                                                                                         ==============
        Class N                                                                                          $         6.01
                                                                                                         ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2002
                                                                                                       -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $21,657)                                                    $    3,070,957
        Interest (including securities lending income of $53,954)                                               181,432
                                                                                                         --------------
                Total investment income                                                                       3,252,389
                                                                                                         --------------
EXPENSES (NOTE 2):
        Investment management fees (Note 3)                                                                   2,761,822
        Custody fees                                                                                             88,688
        Audit and legal fees                                                                                     22,057
        Shareholder reporting fees                                                                               16,239
        Directors' fees (Note 3)                                                                                  9,489
                                                                                                         --------------
                                                                                                              2,898,295
        Administration fees (Note 3):
            Class A                                                                                             238,445
            Class L                                                                                             315,604
            Class Y                                                                                             101,873
            Class S                                                                                             131,993
            Class N                                                                                                   1*
        Service fees (Note 3):
            Class A                                                                                             200,374
            Class N                                                                                                   1*
        Miscellaneous fees                                                                                        1,323
                                                                                                         --------------
                Total expenses                                                                                3,887,909
        Expenses waived (Note 3)                                                                                (26,912)
        Fees paid indirectly (Note 3)                                                                          (143,094)
                                                                                                         --------------
            Net expenses                                                                                      3,717,903
                                                                                                         --------------
            NET INVESTMENT LOSS                                                                                (465,514)
                                                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                        (100,198,701)
            Foreign currency transactions                                                                        (5,581)
                                                                                                         --------------
                Net realized loss                                                                          (100,204,282)
                                                                                                         --------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                     (33,561,604)
            Translation of assets and liabilities in foreign currencies                                           2,369
                                                                                                         --------------
                Net unrealized loss                                                                         (33,559,235)
                                                                                                         --------------
                NET REALIZED AND UNREALIZED LOSS                                                           (133,763,517)
                                                                                                         --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $ (134,229,031)
                                                                                                         ==============

  *     CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED          YEAR ENDED
                                                                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                 $     (465,514)     $     (158,742)
        Net realized loss on investment transactions and
           foreign currency transactions                                                      (100,204,282)       (127,338,171)
        Net change in unrealized appreciation (depreciation) on investments and
           translation of assets and liabilities in foreign currencies                         (33,559,235)         26,616,199
                                                                                            --------------      --------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (134,229,031)       (100,880,714)
                                                                                            --------------      --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                 31,261,613          45,474,606
        Class L                                                                                 22,273,055          67,890,488
        Class Y                                                                                 11,161,826          51,093,180
        Class S                                                                                  5,066,452          51,958,908
        Class N                                                                                    101,000*                  -
                                                                                            --------------      --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             69,863,946         216,417,182
                                                                                            --------------      --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (64,365,085)        115,536,468
NET ASSETS:
        Beginning of year                                                                      444,249,582         328,713,114
                                                                                            --------------      --------------
        End of year (including accumulated net investment loss of $8,602 and
           $21,123, respectively)                                                           $  379,884,497      $  444,249,582
                                                                                            ==============      ==============

  * CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                              YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                               12/31/02          12/31/01          12/31/00          12/31/99&
                                                              ----------        ----------        ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   8.39          $  11.24          $  12.90          $ 10.00
                                                               --------          --------          --------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                             (0.03)***         (0.03)***         (0.05)***        (0.05)***
  Net realized and unrealized gain (loss) on investments          (2.32)            (2.82)            (0.70)            2.98
                                                               --------          --------          --------          -------
       Total income (loss) from investment operations             (2.35)            (2.85)            (0.75)            2.93
                                                               --------          --------          --------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                               -                 -             (0.00)+              -
  From net realized gains                                             -                 -             (0.91)           (0.03)
                                                               --------          --------          --------          -------
       Total distributions                                            -                 -             (0.91)           (0.03)
                                                               --------          --------          --------          -------
NET ASSET VALUE, END OF PERIOD                                 $   6.04          $   8.39          $  11.24          $ 12.90
                                                               ========          ========          ========          =======
TOTAL RETURN@                                                    (28.01)%          (25.36)%           (6.01)%          29.27%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $ 79,267          $ 75,186          $ 44,905          $ 2,379
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         1.26%             1.27%             1.29%            1.50%*
     After expense waiver#                                         1.22%(a)          1.24%             1.25%             N/A
  Net investment loss to average daily net assets                 (0.41)%           (0.36)%           (0.35)%          (0.68)%*
  Portfolio turnover rate                                           224%              279%              264%             114%**

                                                                                           CLASS L
                                                                                           -------
                                                              YEAR ENDED       YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                               12/31/02         12/31/01           12/31/00          12/31/99&
                                                              ----------       ----------         ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   8.45         $   11.29          $  12.93          $ 10.00
                                                               --------         ---------          --------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                             (0.01)***         (0.01)***         (0.01)***        (0.03)***
  Net realized and unrealized gain (loss) on investments          (2.34)            (2.83)            (0.72)            2.99
                                                               --------         ---------          --------          -------
       Total income (loss) from investment operations             (2.35)            (2.84)            (0.73)            2.96
                                                               --------         ---------          --------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                               -                 -             (0.00)+              -
  From net realized gains                                             -                 -             (0.91)           (0.03)
                                                               --------         ---------          --------          -------
       Total distributions                                            -                 -             (0.91)           (0.03)
                                                               --------         ---------          --------          -------
NET ASSET VALUE, END OF PERIOD                                 $   6.10         $    8.45          $  11.29          $ 12.93
                                                               ========         =========          ========          =======
TOTAL RETURN@                                                    (27.81)%          (25.15)%           (5.84)%          29.57%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $ 99,882         $ 112,901          $ 69,163          $ 8,912
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         1.01%             1.02%             1.04%            1.25%*
     After expense waiver#                                         0.97%(a)          0.99%             1.00%             N/A
  Net investment loss to average daily net assets                (0.17)%            (0.11)%           (0.11)%          (0.41)%*
  Portfolio turnover rate                                           224%              279%              264%             114%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  & FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  +   TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS.
      THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                          CLASS Y
                                                                                          -------
                                                              YEAR ENDED        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                               12/31/02          12/31/01          12/31/00         12/31/99&
                                                               ----------        ----------        ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   8.47          $  11.31          $  12.93         $  10.00
                                                               --------          --------          --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.00)***+         0.00***+          0.00***+        (0.02)***
  Net realized and unrealized gain (loss) on investments          (2.35)            (2.84)            (0.71)            2.98
                                                               --------          --------          --------         --------
       Total income (loss) from investment operations             (2.35)            (2.84)            (0.71)            2.96
                                                               --------          --------          --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                               -                 -             (0.00)++             -
  From net realized gains                                             -                 -             (0.91)           (0.03)
                                                               --------          --------          --------         --------
       Total distributions                                            -                 -             (0.91)           (0.03)
                                                               --------          --------          --------         --------
NET ASSET VALUE, END OF PERIOD                                 $   6.12          $   8.47          $  11.31         $  12.93
                                                               ========          ========          ========         ========
TOTAL RETURN@                                                    (27.75)%          (25.11)%           (5.69)%          29.57%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $ 70,469          $ 81,552          $ 49,165         $ 34,170
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.86%             0.87%             0.89%            1.12%*
     After expense waiver#                                         0.82%(a)          0.84%             0.87%             N/A
  Net investment income (loss) to average daily net assets        (0.03)%            0.04%             0.01%           (0.26)%*
  Portfolio turnover rate                                           224%              279%              264%             114%**

                                                                                  CLASS S                              CLASS N
                                                                                  -------                              -------
                                                            YEAR ENDED     YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                             12/31/02       12/31/01    12/31/00      12/31/99&      12/31/02&&
                                                            ----------     ----------   ----------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    8.49     $   11.32    $   12.93      $  10.00        $  6.01
                                                             ---------     ---------    ---------      --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.00***+      0.01***      0.01***      (0.01)***       0.00***+
  Net realized and unrealized gain (loss) on investments         (2.35)        (2.84)       (0.71)         2.97          (0.00)+
                                                             ---------     ---------    ---------      --------        -------
       Total income (loss) from investment operations            (2.35)        (2.83)       (0.70)         2.96           0.00
                                                             ---------     ---------    ---------      --------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                              -             -        (0.00)++          -              -
  From net realized gains                                            -             -        (0.91)        (0.03)             -
                                                             ---------     ---------    ---------      --------        -------
       Total distributions                                           -             -        (0.91)        (0.03)             -
                                                             ---------     ---------    ---------      --------        -------
NET ASSET VALUE, END OF PERIOD                               $    6.14     $    8.49    $   11.32      $  12.93        $  6.01
                                                             =========     =========    =========      ========        =======
TOTAL RETURN@                                                   (27.68)%      (25.00)%      (5.61)%       29.57%**           -^
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $ 130,165     $ 174,610    $ 165,480      $ 62,968        $   101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.80%          0.81%        0.83%         0.97%*            -^
     After expense waiver#                                       0.76%(a)       0.78%        0.80%          N/A              -^
  Net investment income (loss) to average daily net assets       0.04%          0.10%        0.07%        (0.10)%*           -^
  Portfolio turnover rate                                         224%           279%         264%          114%**         224%

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  & FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  &&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ^   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  + NET INVESTMENT INCOME (LOSS) AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
  ++  DISTRIBUTION FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD
      JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS.
      THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL AGGRESSIVE GROWTH FUND?

The objectives and policies of the Fund are to:

-   achieve long-term capital appreciation
- invest primarily in a diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies
-   utilize a growth-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -27.82%, trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

It was a difficult year. Stocks treaded water in the first quarter, as investors waited to see if the expected recovery in corporate earnings would materialize. When it didn't, the share prices of growth stocks fell sharply in the second and third quarters. We finally got a relief rally in the fourth quarter, but it was less convincing that the one that occurred at the end of 2001.

After falling behind the benchmark in the first half, we actually gained some ground in the third quarter despite double-digit losses for both the Fund and its benchmark. Selling engulfed the entire market, as all 10 sectors followed by Standard & Poor's registered declines. The Fund maintained its two-pronged approach, emphasizing steady growth stocks, on the one hand, and cyclical companies that could benefit from an economic recovery. Our better performers during the third quarter came from the stable growers. One example was Zimmer Holdings, a manufacturer of orthopedic reconstructive implants and fracture management products. The company gained market share due to growing demand for its minimally invasive, cutting-edge products. In the case of knee-replacement surgery, for example, Zimmer's product requires only a tiny incision and allows patients to be walking the same day. Another helpful holding was Forest Laboratories, which upwardly revised its second-quarter earnings expectations due to strong sales of Lexapro, an updated and apparently more effective version of the company's best-selling depression drug, Celexa.

Detracting from third-quarter results was credit card lender Capital One Financial, which dropped sharply after federal regulators, concerned that the company might be growing too fast, required Capital One to boost its loan-loss reserves. When the company subsequently announced that loan growth would slow for the remainder of 2002 and 2003, we sold the stock. Concord EFS, the owner of the largest debit-card network in the country, also held back our performance. Softness in consumer spending and rising costs due to some recent acquisitions hurt the stock.

WHAT ABOUT THE FOURTH QUARTER?

After two consecutive quarters of sharply lower share prices, investors finally began to buy in mid-October. By then, some of the concerns about corporate misconduct had faded into the background. The Federal Reserve Board also helped things along in November with 50-basis-point cut in interest rates, at the upper end of expectations. Despite posting a positive return, however, the Fund significantly underperformed the benchmark, partly due to an underweighting in technology and the absence of any telecommunications stocks among our holdings. Some holdings in which we had significant positions also unraveled during the quarter. Tenet Healthcare was perhaps the most vivid example and the Fund's worst detractor. Tenet faced allegations of unnecessary surgeries and billing fraud at one of its California facilities, as well as questions about its aggressive handling of Medicare reimbursements. We liquidated our holdings.

Blockbuster Video also detracted from performance, although it was one of our best performers for the year until the fourth quarter. Movie rentals unexpectedly softened because of consumers' preference to buy digital video discs from competitors rather than rent from Blockbuster. However, given the company's plans to redesign its stores to promote DVD purchases and its strong cash flow position, we viewed the stock's weakness as temporary and opted to increase our position.

On the positive side, semiconductor maker Maxim Integrated Products helped our results. A broad product line and successful inventory and distribution management were some of the factors aiding the stock. Natural foods retailer Whole Foods Market also made a positive contribution, as sales of organic produce, food supplements and other products proved relatively resistant to softer economic conditions. Avon Products, a recent addition to the Fund, also did well. A reorganization of the company's sales force resulted in sharply higher sales of Avon's lines of cosmetics and toiletries. Along with boosting top-line growth, the company was busy cutting costs by consolidating manufacturing facilities and distribution centers.

WHAT IS YOUR OUTLOOK?

We approach 2003 with cautious optimism in view of the Fed's expansionary monetary policy, the Bush administration's efforts to push a stimulative fiscal package through Congress and a stabilization in demand in many sectors. However, we realize that the nascent recovery could be sidetracked by war with Iraq and the higher crude oil prices that would likely accompany it. We therefore expect choppy market conditions, especially in the first half of the year, and will attempt to use further weakness to upgrade the Fund's holdings by acquiring quality growth stocks at reasonable prices.

                        MASSMUTUAL AGGRESSIVE GROWTH FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

Medtronic, Inc.
Maxim Integrated Products, Inc.
Avon Products, Inc.
Harley-Davidson, Inc.
Pactiv Corp.
Pfizer, Inc.
Whole Foods Market, Inc.
Fannie Mae
Amgen, Inc.
General  Dynamics  Corp.

GROWTH  OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index.

MASSMUTUAL AGGRESSIVE GROWTH FUND
TOTAL RETURN

                                     SINCE INCEPTION
                     ONE YEAR         AVERAGE ANNUAL
                1/1/02 - 12/31/02   5/1/00 - 12/31/02
  Class S           -27.82%               -30.03%
  Class A           -28.03%               -30.33%
  Class Y           -27.87%               -30.10%
  Class L           -28.06%               -30.18%
-----------------------------------------------------
  S&P 500 Index     -22.09%               -15.96%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           CLASS S    CLASS A     CLASS Y     CLASS L     S&P 500 INDEX
5/1/00    $ 10,000   $ 10,000    $ 10,000    $ 10,000          $ 10,000
Dec-00    $  7,795   $  7,768    $  7,794    $  7,790          $  9,162
Dec-01    $  5,337   $  5,292    $  5,327    $  5,323          $  8,074
Dec-02    $  3,853   $  3,809    $  3,842    $  3,830          $  6,290

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL AGGRESSIVE GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                    ---------     --------------
EQUITIES -- 94.3%

AEROSPACE & DEFENSE -- 2.1%
General Dynamics Corp.                                 32,495     $    2,579,128
                                                                  --------------
AIR TRANSPORTATION -- 2.8%
Ryanair Holdings PLC
  Sponsored ADR*                                       28,520          1,116,843
Southwest Airlines Co.                                172,495          2,397,680
                                                                  --------------
                                                                       3,514,523
                                                                  --------------
AUTOMOTIVE & PARTS -- 2.9%
Harley-Davidson, Inc.                                  77,825          3,595,515
                                                                  --------------
BANKING, SAVINGS & LOANS -- 8.4%
Bank of New York Co., Inc.                             42,820          1,025,967
Citigroup, Inc.                                        68,565          2,412,802
Fannie Mae                                             41,365          2,661,010
Fifth Third Bancorp                                    18,065          1,057,706
Northern Trust Corp.                                   23,580            826,479
SLM Corp.                                              14,585          1,514,798
TCF Financial Corp.                                    22,530            984,336
                                                                  --------------
                                                                      10,483,098
                                                                  --------------
BROADCASTING, PUBLISHING & PRINTING -- 7.2%
AOL Time Warner, Inc.                                 126,580          1,658,198
Clear Channel
  Communications, Inc.*                                46,555          1,736,036
Comcast Corp. Special Cl. A*                           78,890          1,782,125
New York Times Co. Cl. A                               49,555          2,266,150
USA Interactive*                                       40,770            934,448
Viacom, Inc. Cl. B*                                    15,725            640,951
                                                                  --------------
                                                                       9,017,908
                                                                  --------------
COMMERCIAL SERVICES -- 3.4%
Iron Mountain, Inc.*                                   12,190            402,392
Manpower, Inc.                                         53,465          1,705,534
Stericycle, Inc.*                                      22,345            723,509
Weight Watchers
  International, Inc.*                                 31,370          1,442,079
                                                                  --------------
                                                                       4,273,514
                                                                  --------------
COMMUNICATIONS -- 1.3%
Nokia Oyj Sponsored ADR                               103,980          1,611,690
                                                                  --------------
CONTAINERS -- 2.5%
Pactiv Corp.*                                         144,125          3,150,573
                                                                  --------------
COSMETICS & PERSONAL CARE -- 5.7%
Avon Products, Inc.                                    68,560          3,693,327
Colgate-Palmolive Co.                                  43,295          2,269,957
Estee Lauder Companies, Inc. Cl. A                     31,030            819,192
The Procter & Gamble Co.                                3,715            319,267
                                                                  --------------
                                                                       7,101,743
                                                                  --------------
DATA PROCESSING & PREPARATION -- 2.1%
The BISYS Group, Inc.*                                 31,790     $      505,461
Fiserv, Inc.*                                          61,925          2,102,354
                                                                  --------------
                                                                       2,607,815
                                                                  --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.4%
Celestica, Inc.*                                       18,720            263,952
General Electric Co.                                   73,715          1,794,960
Marvell Technology Group Limited*                      16,045            302,609
Maxim Integrated Products, Inc.                       113,685          3,756,152
Nvidia Corp.*                                         117,465          1,352,022
Texas Instruments, Inc.                               120,230          1,804,652
                                                                  --------------
                                                                       9,274,347
                                                                  --------------
ENERGY -- 4.7%
Anadarko Petroleum Corp.                               35,640          1,707,156
EnCana Corp.                                           80,595          2,488,580
Total Fina Elf SA
Sponsored ADR                                          23,340          1,668,810
                                                                  --------------
                                                                       5,864,546
                                                                  --------------
ENTERTAINMENT & LEISURE -- 0.6%
Blockbuster, Inc. Cl. A                                57,865            708,846
                                                                  --------------
FINANCIAL SERVICES -- 3.5%
Berkshire Hathaway, Inc. Cl. A*                            24          1,746,000
The Goldman Sachs Group, Inc.                          37,850          2,577,585
                                                                  --------------
                                                                       4,323,585
                                                                  --------------
FOODS -- 1.1%
Sysco Corp.                                            45,025          1,341,295
                                                                  --------------
HEALTHCARE -- 1.4%
UnitedHealth Group, Inc.                               20,945          1,748,908
                                                                  --------------
INDUSTRIAL - DIVERSIFIED -- 1.3%
3M Co.                                                 12,990          1,601,667
                                                                  --------------
INFORMATION RETRIEVAL SERVICES -- 1.2%
Yahoo!, Inc.*                                          88,640          1,449,264
                                                                  --------------
INSURANCE -- 3.3%
AFLAC, Inc.                                            62,030          1,868,344
MGIC Investment Corp.                                  54,505          2,251,057
                                                                  --------------
                                                                       4,119,401
                                                                  --------------
LODGING -- 4.6%
Fairmont Hotels & Resorts, Inc.                        36,435            858,044
Four Seasons Hotels, Inc.                              55,075          1,555,869
MGM Mirage, Inc.*                                      63,050          2,078,759
Starwood Hotels & Resorts Worldwide, Inc.              50,485     $    1,198,514
                                                                  --------------
                                                                       5,691,186
                                                                  --------------
MANUFACTURING -- 1.6%
Applied Materials, Inc.*                              151,845          1,978,540
                                                                  --------------
MEDICAL SUPPLIES -- 5.5%
Guidant Corp.*                                         26,585            820,147
Medtronic, Inc.                                        87,800          4,003,680
Steris Corp.*                                          20,715            502,339
Zimmer Holdings, Inc.*                                 36,705          1,523,992
                                                                  --------------
                                                                       6,850,158
                                                                  --------------
PHARMACEUTICALS -- 10.3%
Alcon, Inc.*                                           57,425          2,265,416
Amgen, Inc.*                                           54,735          2,645,890
Cardinal Health, Inc.                                  32,575          1,928,114
Genentech, Inc.*                                       42,495          1,409,134
Pfizer, Inc.                                           99,990          3,056,694
Teva Pharmaceutical
  Sponsored ADR                                        40,210          1,552,508
                                                                  --------------
                                                                      12,857,756
                                                                  --------------
PREPACKAGED SOFTWARE -- 1.1%
Check Point Software Technologies Limited*             20,895            271,008
Microsoft Corp.*                                       21,040          1,087,768
                                                                  --------------
                                                                       1,358,776
                                                                  --------------
RETAIL -- 1.7%
Costco Wholesale Corp.*                                39,285          1,102,337
Walgreen Co.                                           34,940          1,019,899
                                                                  --------------
                                                                       2,122,236
                                                                  --------------
RETAIL - GROCERY -- 2.4%
Whole Foods Market, Inc.*                              55,655          2,934,688
                                                                  --------------
TELEPHONE UTILITIES -- 1.1%
Vodafone Group PLC
  Sponsored ADR                                        78,215          1,417,256
                                                                  --------------
TRANSPORTATION -- 3.1%
Robinson (C.H.) Worldwide, Inc.                        56,805          1,772,316
United Parcel Service, Inc. Cl. B                      32,790          2,068,393
                                                                  --------------
                                                                       3,840,709
                                                                  --------------

TOTAL EQUITIES
(COST $125,104,655)                                                  117,418,671
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                  -----------     --------------
SHORT-TERM INVESTMENTS -- 20.1%

CASH EQUIVALENTS -- 14.4%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                               $   713,322     $      713,322
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                   424,089            424,089
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                 2,120,445          2,120,445
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                 1,060,223          1,060,223
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                                   954,200            954,200
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                       1,590,334          1,590,334
General Electric
  Capital Corp.
  1.300% 01/06/2003                                 1,057,925          1,057,925
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                   530,111            530,111
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                   106,022            106,022
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                   318,067            318,067
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                   318,067            318,067
Merrimac Money
  Market Fund                                       4,028,846          4,028,846
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                 1,060,223          1,060,223
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                   848,178            848,178
National Bank
  of Commerce
  1.400% 05/23/2003                                   530,111            530,111
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                 1,484,312          1,484,312
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                               $   318,067     $      318,067
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                   424,089            424,089
                                                                  --------------
                                                                      17,886,631
                                                                  --------------
REPURCHASE AGREEMENT -- 5.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003 (a)                                7,143,620          7,143,620
                                                                  --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   25,030,251
                                                                  --------------
TOTAL INVESTMENTS -- 114.4%
(COST $150,134,906)***                                               142,448,922

OTHER ASSETS/
(LIABILITIES) -- (14.4%)                                             (17,961,560)
                                                                  --------------
NET ASSETS  100.0%                                                $  124,487,362
                                                                  ==============

NOTES TO PORTFOLIO OF INVESTMENTS

  ADR - American Depository Receipt.
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  ***  Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $7,144,017. Collateralized by U.S. Government Agency obligation with a rate of 5.375%, maturity date 07/25/2016, and aggregate market value, including accrued interest, of $7,500,801.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                          DECEMBER 31, 2002
                                                                                                          -----------------
ASSETS:
        Investments, at value (cost $125,104,655) (NOTE 2)                                                  $  117,418,671
        Short-term investments, at amortized cost (NOTE 2)                                                      25,030,251
                                                                                                            --------------
            Total Investments (including securities on loan with market values of $17,248,710)                 142,448,922
        Foreign currency, at value (cost $1,671)                                                                     1,646
        Receivables from:
            Fund shares sold                                                                                       157,998
            Interest and dividends                                                                                 117,075
            Foreign taxes withheld                                                                                     811
                                                                                                            --------------
                 Total assets                                                                                  142,726,452
                                                                                                            --------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                   78,666
            Fund shares repurchased                                                                                115,837
            Securities on loan (NOTE 2)                                                                         17,886,631
            Directors' fees and expenses (NOTE 3)                                                                    3,070
            Affiliates (NOTE 3):
                 Investment management fees                                                                         84,371
                 Administration fees                                                                                27,074
                 Service fees                                                                                       23,483
        Accrued expense and other liabilities                                                                       19,958
                                                                                                            --------------
                 Total liabilities                                                                              18,239,090
                                                                                                            --------------
        NET ASSETS                                                                                          $  124,487,362
                                                                                                            ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                     $  253,273,234
        Accumulated net investment loss                                                                             (5,519)
        Accumulated net realized loss on investments and foreign currency translations                        (121,094,293)
        Net unrealized depreciation on investments, foreign currency and other assets and liabilities           (7,686,060)
                                                                                                            --------------
                                                                                                            $  124,487,362
                                                                                                            ==============
NET ASSETS:
        Class A                                                                                             $   37,203,270
                                                                                                            ==============
        Class L                                                                                             $   31,012,365
                                                                                                            ==============
        Class Y                                                                                             $   10,144,705
                                                                                                            ==============
        Class S                                                                                             $   46,025,896
                                                                                                            ==============
        Class N                                                                                             $      101,126
                                                                                                            ==============
SHARES OUTSTANDING:
        Class A                                                                                                  9,801,647
                                                                                                            ==============
        Class L                                                                                                  8,113,183
                                                                                                            ==============
        Class Y                                                                                                  2,646,525
                                                                                                            ==============
        Class S                                                                                                 11,974,473
                                                                                                            ==============
        Class N                                                                                                     26,790
                                                                                                            ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                             $         3.80
                                                                                                            ==============
        Class L                                                                                             $         3.82
                                                                                                            ==============
        Class Y                                                                                             $         3.83
                                                                                                            ==============
        Class S                                                                                             $         3.84
                                                                                                            ==============
        Class N                                                                                             $         3.77
                                                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                             YEAR ENDED
                                                                                                          DECEMBER 31, 2002
                                                                                                          -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $7,712)                                                        $      834,139
        Interest (including securities lending income of $25,968)                                                  294,120
                                                                                                            --------------
                Total investment income                                                                          1,128,259
                                                                                                            --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                                      1,058,949
        Custody fees                                                                                                34,667
        Audit and legal fees                                                                                        20,932
        Shareholder reporting fees                                                                                   5,757
        Directors' fees (NOTE 3)                                                                                     3,388
                                                                                                            --------------
                                                                                                                 1,123,693
        Administration fees (NOTE 3):
            Class A                                                                                                125,340
            Class L                                                                                                112,663
            Class Y                                                                                                 21,962
            Class S                                                                                                 61,037
            Class N                                                                                                      1*
        Service fees (NOTE 3):
            Class A                                                                                                 90,984
            Class N                                                                                                      1*
        Miscellaneous fees                                                                                           1,323
                                                                                                            --------------
                Total expenses                                                                                   1,537,004
        Expenses waived (NOTE 3)                                                                                   (10,435)
        Fees paid indirectly (NOTE 3)                                                                              (31,741)
                                                                                                            --------------
            Net expenses                                                                                         1,494,828
                                                                                                            --------------
            NET INVESTMENT LOSS                                                                                   (366,569)
                                                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                            (38,858,140)
            Foreign currency transactions                                                                             (363)
                                                                                                            --------------
                Net realized loss                                                                              (38,858,503)
                                                                                                            --------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                         (8,575,199)
            Translation of assets and liabilities in foreign currencies                                                (39)
                                                                                                            --------------
                Net unrealized loss                                                                             (8,575,238)
                                                                                                            --------------
                NET REALIZED AND UNREALIZED LOSS                                                               (47,433,741)
                                                                                                            --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $  (47,800,310)
                                                                                                            ==============

  *    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                                       -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                              $    (366,569)        $      (3,098)
        Net realized loss on investment transactions and foreign
           currency transactions                                                           (38,858,503)          (69,055,181)
        Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies                  (8,575,238)           17,915,061
                                                                                         -------------         -------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (47,800,310)          (51,143,218)
                                                                                         -------------         -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             14,330,614            14,564,429
        Class L                                                                             14,031,479            15,850,753
        Class Y                                                                              1,811,578            12,211,598
        Class S                                                                             (9,533,050)           29,082,121
        Class N                                                                                101,000*                    -
                                                                                         -------------         -------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         20,741,621            71,708,901
                                                                                         -------------         -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (27,058,689)           20,565,683
NET ASSETS:
        Beginning of year                                                                  151,546,051           130,980,368
                                                                                         -------------         -------------
        End of year (including accumulated net investment loss of $5,519 and
           $1,759, respectively)                                                         $ 124,487,362         $ 151,546,051
                                                                                         =============         =============

  *    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS A
                                                               ---------------------------------------------
                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                12/31/02       12/31/01(a)       12/31/00+
                                                               ----------      -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     5.28      $      7.75      $      10.00
                                                               ----------      -----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.02)***        (0.02)***          0.01***
  Net realized and unrealized loss on investments                   (1.46)           (2.45)            (2.24)
                                                               ----------      -----------      ------------
       Total loss from investment operations                        (1.48)           (2.47)            (2.23)
                                                               ----------      -----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                -             (0.02)
  Tax return of capital                                                 -                -             (0.00)****
                                                               ----------      -----------      ------------
     Total distributions                                                -                -             (0.02)
                                                               ----------      -----------      ------------
NET ASSET VALUE, END OF PERIOD                                 $      3.80     $      5.28      $       7.75
                                                               ===========     ===========      ============
TOTAL RETURN@                                                      (28.03)%         (31.87)%          (22.32)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   37,203      $    34,747      $     32,257
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.37%            1.36%             1.35%*
     After expense waiver#                                           1.34%(b)         1.35%              N/A
  Net investment income (loss) to average daily net assets          (0.56)%          (0.33)%            0.14%*
  Portfolio turnover rate                                             112%             112%               48%**

                                                                                 CLASS L
                                                               ---------------------------------------------
                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                12/31/02       12/31/01(a)       12/31/00+
                                                               ----------      -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     5.31      $      7.77      $      10.00
                                                               ----------      -----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.01)***        (0.00)***&         0.03***
  Net realized and unrealized loss on investments                   (1.48)           (2.46)            (2.24)
                                                               ----------      -----------      ------------
     Total loss from investment operations                          (1.49)           (2.46)            (2.21)
                                                               ----------      -----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                -             (0.02)
  Tax return of capital                                                 -                -             (0.00)****
                                                               ----------      -----------      ------------
     Total distributions                                                -                -             (0.02)
                                                               ----------      -----------      ------------
NET ASSET VALUE, END OF PERIOD                                 $     3.82      $      5.31      $       7.77
                                                               ==========      ===========      ============
TOTAL RETURN@                                                      (28.06)%         (31.66)%          (22.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   31,012      $    27,980      $     21,017
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.12%            1.11%             1.12%*
     After expense waiver#                                           1.09%(b)         1.10%              N/A
  Net investment income (loss) to average daily net assets          (0.31)%          (0.08)%            0.43%*
  Portfolio turnover rate                                             112%             112%               48%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  &    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE IN THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
  (b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                 CLASS Y
                                                               ---------------------------------------------
                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                12/31/02       12/31/01(a)       12/31/00+
                                                               ----------      -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     5.31      $      7.77      $      10.00
                                                               ----------      -----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.01)***        (0.00)***&         0.03***
  Net realized and unrealized loss on investments                   (1.47)           (2.46)            (2.24)
                                                               ----------      -----------      ------------
       Total loss from investment operations                        (1.48)           (2.46)            (2.21)
                                                               ----------      -----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                -             (0.02)
  Tax return of capital                                                 -                -             (0.00)****
                                                               ----------      -----------      ------------
     Total distributions                                                -                -             (0.02)
                                                               ----------      -----------      ------------
NET ASSET VALUE, END OF PERIOD                                 $     3.83      $      5.31      $       7.77
                                                               ==========      ===========      ============
TOTAL RETURN@                                                      (27.87)%         (31.66)%          (22.06)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   10,145      $    12,095      $      2,295
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.97%            0.96%             0.95%*
     After expense waiver#                                           0.94%(b)         0.94%              N/A
  Net investment income (loss) to average daily net assets          (0.16)%          (0.02)%            0.52%*
  Portfolio turnover rate                                             112%             112%               48%**

                                                                                 CLASS S                            CLASS N
                                                               ---------------------------------------------      ------------
                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                                                12/31/02       12/31/01(a)        12/31/00+        12/31/02&&
                                                               ----------      -----------      ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     5.32      $      7.77      $      10.00      $       3.77
                                                               ----------      -----------      ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      (0.01)***         0.01***           0.04***           0.00***&
  Net realized and unrealized loss on investments                   (1.47)           (2.46)            (2.24)            (0.00)&
                                                               ----------      -----------      ------------      ------------
     Total income (loss) from investment operations                 (1.48)           (2.45)            (2.20)             0.00
                                                               ----------      -----------      ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -                -             (0.03)                -
  Tax return of capital                                                 -                -             (0.00)****            -
                                                               ----------      -----------      ------------      ------------
     Total distributions                                                -                -             (0.03)                -
                                                               ----------      -----------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                                 $     3.84      $      5.32      $       7.77      $       3.77
                                                               ==========      ===========      ============      ============
TOTAL RETURN@                                                      (27.82)%         (31.53)%          (22.05)%**             -++
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   46,026      $    76,724      $     75,412      $        101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.87%            0.86%             0.87%*               -++
     After expense waiver#                                           0.84%(b)         0.85%              N/A                 -++
  Net investment income (loss) to average daily net assets          (0.07)%           0.17%             0.70%*               -++
  Portfolio turnover rate                                             112%             112%               48%**            112%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  & NET INVESTMENT INCOME (LOSS) AND NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
  &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE IN THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
  (b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -37.71%, slightly trailing the -37.58% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

It was another challenging year for the NASDAQ 100 Index, which suffered large declines in the second and third quarters of the year. The realization that previous expectations for an economic recovery and a rebound in corporate earnings were overly optimistic did a lot of the damage to share prices, particularly in the growth sector. However, additional damage was inflicted by a host of other factors, including corporate accounting scandals, concerns about the lack of objectivity in Wall Street research, rising tension between Israel and the Palestinians, the possibility of war with Iraq, a falling U.S. dollar and the anniversary of the September 11 terrorist attacks. Consequently, after falling more than 33% by mid-year, the index gave up another 20.80% in the third quarter. Although growth stocks were hit hardest, all capitalization and style segments of the market suffered large declines during the quarter.

The Federal Reserve Board once again left interest rates unchanged at its August meeting, making six consecutive meetings in 2002 at which the Fed has favored the status quo on rates. However, the Fed kept the door open for another rate reduction, stating that the risk of a new economic downturn was greater than the risk of renewed inflation.

The fourth quarter brought a welcome respite from the recent declines, as bargain hunters responded to the attractive valuations created by plunging share prices. The Federal Reserve Board did its part to help the rally, cutting short-term interest rates by 50 basis points. The NASDAQ 100 Index gained 18.24% for the quarter. While it was a relief to see the market advancing, share prices began to retreat again in December. Weak holiday sales were one source of concern, as was the Bush administration's steady movement towards military conflict with Iraq.

Telecommunication services, with a 52.98% gain, led all sectors, followed by information technology, with an advance of 22.48%. Energy and consumer staples were the only sectors to record losses, with returns of -3.49% and -1.42%, respectively.

WHAT IS YOUR OUTLOOK?

The rally ending 2002 reminds us of a similar scenario that occurred at the end of 2001. However, there are some relevant differences between last year and this one. The most significant difference is that stock prices have fallen substantially and now reflect more modest expectations about earnings and economic growth. Moreover, corporations have implemented significant cost-cutting and other restructuring initiatives that have left them in much better financial shape. Capital spending remains an uncertainty, and the disappointing sales figures reported by retailers call into question how much longer the consumer can continue to spend without some retrenchment. Additionally, the possibility of waging war with Iraq continues to plague the market, adding a significant premium to crude oil prices and depressing investor sentiment. All of these cross-currents could play a part in the market's performance going forward.

                             MASSMUTUAL OTC 100 FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

Microsoft Corp.
Intel Corp.
Qualcomm, Inc.
Cisco Systems, Inc.
Amgen, Inc.
Dell Computer Corp.
Oracle Corp.
Comcast Corp. Cl. A
eBay, Inc.
Maxim Integrated Products, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MASSMUTUAL OTC 100 FUND
TOTAL RETURN

                                           SINCE INCEPTION
                          ONE YEAR          AVERAGE ANNUAL
                     1/1/02 - 12/31/02    5/1/00 - 12/31/02
  Class S                   -37.71%              -39.96%
  Class A                   -37.99%              -40.22%
  Class Y                   -37.96%              -40.04%
  Class L                   -38.05%              -40.13%
-----------------------------------------------------------
  NASDAQ 100 Index          -37.58%              -39.58%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           CLASS S     CLASS A      CLASS Y     CLASS L    NASDAQ 100 INDEX
5/1/00    $ 10,000    $ 10,000     $ 10,000    $ 10,000          $   10,000
Dec-00      $6,100      $6,090       $6,100      $6,090          $    6,207
Dec-01      $4,110      $4,080       $4,110      $4,100          $    4,186
Dec-02      $2,560      $2,530       $2,550      $2,540          $    2,609

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL OTC 100 FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                    NUMBER OF         MARKET
                                                     SHARES            VALUE
                                                    ---------     --------------
EQUITIES -- 98.3%

ADVERTISING -- 0.5%
Lamar Advertising Co.*                                  2,746     $       92,403
TMP Worldwide, Inc.*                                    4,014             45,398
                                                                  --------------
                                                                         137,801
                                                                  --------------
AIR TRANSPORTATION -- 0.3%
Ryanair Holdings PLC
  Sponsored ADR*                                        2,045             80,082
                                                                  --------------
APPAREL, TEXTILES & SHOES -- 0.4%
Ross Stores, Inc.                                       2,572            109,027
                                                                  --------------
AUTOMOTIVE & PARTS -- 0.8%
Paccar, Inc.                                            4,373            201,727
                                                                  --------------
BROADCASTING, PUBLISHING & PRINTING -- 4.2%
Comcast Corp. Cl. A*                                   31,948            753,014
USA Interactive*                                       14,772            338,574
                                                                  --------------
                                                                       1,091,588
                                                                  --------------
COMMERCIAL SERVICES -- 5.8%
Apollo Group, Inc. Cl. A*                               5,939            261,315
Cintas Corp.                                            6,873            314,440
eBay, Inc.*                                             7,752            525,741
Fastenal Co.                                            2,442             91,306
Paychex, Inc.                                          12,012            335,135
                                                                  --------------
                                                                       1,527,937
                                                                  --------------
COMMUNICATIONS -- 8.8%
ADC Telecommunications, Inc.*                          33,604             70,232
Ciena Corp.*                                           17,252             88,675
EchoStar Communications Corp. Cl. A*                    8,422            187,474
Juniper Networks, Inc.*                                 8,232             55,978
Network Appliance, Inc.*                               11,863            118,630
Nextel Communications, Inc. Cl. A*                     40,211            464,437
PanAmSat Corp.*                                         6,804             99,611
Qualcomm, Inc.*                                        31,877          1,160,004
Tellabs, Inc.*                                          7,905             57,469
                                                                  --------------
                                                                       2,302,510
                                                                  --------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Ericsson (LM) Cl. B
  Sponsored ADR*                                        4,648             31,328
                                                                  --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
Sun Microsystems, Inc.*                                45,613            141,856
Synopsys, Inc.*                                         2,283            105,360
                                                                  --------------
                                                                         247,216
                                                                  --------------
COMPUTER PROGRAMMING SERVICES -- 0.6%
Mercury Interactive Corp.*                              3,027     $       89,751
VeriSign, Inc.*                                         7,532             60,407
                                                                  --------------
                                                                         150,158
                                                                  --------------
COMPUTERS & INFORMATION -- 9.2%
Apple Computer, Inc.*                                  16,852            241,489
CDW Computer Centers, Inc.*                             2,938            128,831
Cisco Systems, Inc.*                                   86,900          1,138,390
Comverse Technology, Inc.*                              6,559             65,721
Dell Computer Corp.*                                   32,075            857,686
                                                                  --------------
                                                                       2,432,117
                                                                  --------------
CONTAINERS -- 0.5%
Smurfit-Stone Container Corp.*                          8,073            124,252
                                                                  --------------
DATA PROCESSING & PREPARATION -- 1.0%
Fiserv, Inc.*                                           8,059            273,603
                                                                  --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.6%
Altera Corp.*                                          18,113            223,514
American Power Conversion Corp.*                        6,636            100,535
Broadcom Corp. Cl. A*                                   6,263             94,321
Flextronics International Limited*                     18,902            154,807
Gentex Corp.*                                           2,666             84,352
Intel Corp.                                            78,100          1,216,017
JDS Uniphase Corp.*                                    50,382            124,444
Kla-Tencor Corp.*                                       7,698            272,278
Linear Technology Corp.                                14,038            361,057
Maxim Integrated Products, Inc.                        15,112            499,300
Microchip Technology, Inc.                              5,684            138,974
Molex, Inc.                                             3,298             75,986
Novellus Systems, Inc.*                                 5,101            143,236
Nvidia Corp.*                                           5,737             66,033
Qlogic Corp.*                                           3,209            110,743
RF Micro Devices, Inc.*                                 6,480             47,498
Sanmina-SCI Corp.*                                     18,982             85,229
Xilinx, Inc.*                                          15,056            310,154
                                                                  --------------
                                                                       4,108,478
                                                                  --------------
ENERGY -- 0.3%
Patterson-UTI Energy, Inc.*                             2,752             83,028
                                                                  --------------
FOODS -- 1.4%
Starbucks Corp.*                                       18,178            370,468
                                                                  --------------
HEALTHCARE -- 1.7%
Express Scripts, Inc.*                                  2,340            112,414
First Health Group Corp.*                               3,547             86,369
Human Genome Sciences, Inc.*                            4,313     $       37,998
Lincare Holdings, Inc.*                                 3,432            108,520
Patterson Dental Co.*                                   2,202             96,315
                                                                  --------------
                                                                         441,616
                                                                  --------------
INFORMATION RETRIEVAL SERVICES -- 0.6%
Yahoo!, Inc.*                                           9,563            156,355
                                                                  --------------
INTERNET CONTENT -- 0.6%
BEA Systems, Inc.*                                     12,783            146,621
                                                                  --------------
MANUFACTURING -- 1.4%
Applied Materials, Inc.*                               28,801            375,277
                                                                  --------------
MEDICAL SUPPLIES -- 1.6%
Biomet, Inc.                                           11,776            337,500
Dentsply International, Inc.                            2,532             94,190
                                                                  --------------
                                                                         431,690
                                                                  --------------
MISCELLANEOUS -- 1.4%
Nasdaq-100 Index Tracking Stock*                       14,964            364,673
                                                                  --------------
PHARMACEUTICALS -- 11.9%
Amgen, Inc.*                                           20,196            976,275
Biogen, Inc.*                                           6,166            247,010
Cephalon, Inc.*                                         1,701             82,784
Chiron Corp.*                                           8,857            333,023
Genzyme Corp.*                                          9,056            267,786
Gilead Sciences, Inc.*                                  6,521            221,714
Henry Schein, Inc.*                                     1,378             62,010
ICOS Corp.*                                             2,027             47,452
Idec Pharmaceuticals Corp.*                             5,600            185,752
Invitrogen Corp.*                                       1,630             51,003
Medimmune, Inc.*                                        9,043            245,698
Millennium Pharmaceuticals, Inc.*                      10,624             84,355
Sigma-Aldrich Corp.                                     2,318            112,887
Teva Pharmaceutical Sponsored ADR                       5,891            227,452
                                                                  --------------
                                                                       3,145,201
                                                                  --------------
PREPACKAGED SOFTWARE -- 22.9%
Adobe Systems, Inc.                                     7,795            193,324
Brocade Communications Systems, Inc.*                   8,023             33,215
Check Point Software Technologies Limited*              8,075            104,733
Citrix Systems, Inc.*                                   6,840             84,269
Compuware Corp.*                                        7,848             37,670
Electronic Arts, Inc.*                                  4,795            238,647
Intuit, Inc.*                                           8,704            408,392
Microsoft Corp.*                                       61,946          3,202,608

    The accompanying notes are an integral part of the financial statements.

                                                    NUMBER OF         MARKET
                                                     SHARES            VALUE
                                                    ---------     --------------
Oracle Corp.*                                          74,902     $      808,942
Peoplesoft, Inc.*                                      14,888            272,450
Pixar, Inc.*                                            1,742             92,309
Siebel Systems, Inc.*                                  19,108            141,399
Symantec Corp.*                                         5,011            202,845
Veritas Software Corp.*                                14,163            221,226
                                                                  --------------
                                                                       6,042,029
                                                                  --------------
RETAIL -- 4.0%
Bed Bath & Beyond, Inc.*                               13,247            457,419
Costco Wholesale Corp.*                                 8,082            226,781
Dollar Tree Stores, Inc.*                               3,697             90,835
Petsmart, Inc.*                                         4,597             78,747
Staples, Inc.*                                         10,642            194,749
                                                                  --------------
                                                                       1,048,531
                                                                  --------------
RETAIL - GROCERY -- 0.4%
Whole Foods Market, Inc.*                               1,906            100,503
                                                                  --------------
RETAIL - INTERNET -- 0.6%
Amazon.com, Inc.*                                       8,527            161,075
                                                                  --------------
TRANSPORTATION  0.8%
Expeditors International of
  Washington, Inc.                                      3,440            112,316
Robinson (C.H.)
  Worldwide, Inc.                                       2,811             87,703
                                                                  --------------
                                                                         200,019
                                                                  --------------
TOTAL EQUITIES
(COST $34,086,305)                                                    25,884,910
                                                                  --------------
                                                    PRINCIPAL         MARKET
                                                     AMOUNT            VALUE
SHORT-TERM INVESTMENTS -- 12.7%

CASH EQUIVALENTS -- 11.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                               $   115,862     $      115,862
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                    68,883             68,883
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                   344,416            344,416
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                   172,208            172,208
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                                   154,987            154,987
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                               $   258,312     $      258,312
General Electric
  Capital Corp.
  1.300% 01/06/2003                                   171,835            171,835
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                    86,104             86,104
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                    17,221             17,221
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                    51,663             51,663
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                    51,663             51,663
Merrimac Money
  Market Fund                                         654,391            654,391
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                   172,208            172,208
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                   137,767            137,767
National Bank of Commerce
  1.400% 05/23/2003                                    86,104             86,104
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                   241,091            241,091
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                    51,663             51,663
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                    68,883             68,883
                                                                  --------------
                                                                       2,905,261
                                                                  --------------
REPURCHASE AGREEMENT -- 1.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                   298,468            298,468
                                                                  --------------
U.S. TREASURY BILLS -- 0.6%
U.S. Treasury Bill***
  1.180% 01/23/2003                                    20,000             19,986
U.S. Treasury Bill***
  1.190% 01/23/2003                                    15,000             14,989
U.S. Treasury Bill***
  1.470% 01/23/2003                                    10,000              9,991
U.S. Treasury Bill***
  1.625% 01/23/2003                               $   100,000     $       99,900
                                                                  --------------
                                                                         144,866
                                                                  --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    3,348,595
                                                                  --------------

TOTAL INVESTMENTS -- 111.0%
(COST $37,434,900)****                                                29,233,505

OTHER ASSETS/
(LIABILITIES) -- (11.0%)                                              (2,891,761)
                                                                  --------------
NET ASSETS -- 100.0%                                              $   26,341,744
                                                                  ==============

NOTES TO PORTFOLIO OF INVESTMENTS
  ADR - American Depository Receipt.
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  *** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $298,485. Collateralized by U. S. Government Agency obligation with a rate of 4.20%, maturity date of 12/01/2032, and aggregate market value, including accrued interest, of $313,391.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                 DECEMBER 31, 2002
                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $34,086,305) (NOTE 2)                                         $   25,884,910
        Short-term investments, at amortized cost (NOTE 2)                                             3,348,595
                                                                                                  --------------
            Total Investments (including securities on loan with market values of $2,772,049)         29,233,505
        Receivables from:
            Investment adviser (NOTE 3)                                                                    4,648
            Fund shares sold                                                                             760,440
            Interest and dividends                                                                         4,825
                                                                                                  --------------
                 Total assets                                                                         30,003,418
                                                                                                  --------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                         46,881
            Fund shares repurchased                                                                      660,720
            Variation margin on open futures contracts (NOTE 2)                                            2,400
            Securities on loan (NOTE 2)                                                                2,905,261
            Directors' fees and expenses (NOTE 3)                                                          1,434
            Affiliates (NOTE 3):
                 Investment management fees                                                                4,165
                 Administration fees                                                                      14,723
                 Service fees                                                                              7,334
        Due to custodian                                                                                     207
        Accrued expense and other liabilities                                                             18,549
                                                                                                  --------------
                 Total liabilities                                                                     3,661,674
                                                                                                  --------------
        NET ASSETS                                                                                $   26,341,744
                                                                                                  ==============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                           $   70,501,238
        Accumulated net investment loss                                                                   (1,323)
        Accumulated net realized loss on investments and futures contracts                           (35,940,755)
        Net unrealized depreciation on investments and futures contracts                              (8,217,416)
                                                                                                  --------------
                                                                                                  $   26,341,744
                                                                                                  ==============
NET ASSETS:
        Class A                                                                                   $   11,644,030
                                                                                                  ==============
        Class L                                                                                   $    6,389,081
                                                                                                  ==============
        Class Y                                                                                   $      997,667
                                                                                                  ==============
        Class S                                                                                   $    7,210,538
                                                                                                  ==============
        Class N                                                                                   $      100,428
                                                                                                  ==============
SHARES OUTSTANDING:
        Class A                                                                                        4,609,404
                                                                                                  ==============
        Class L                                                                                        2,513,012
                                                                                                  ==============
        Class Y                                                                                          392,400
                                                                                                  ==============
        Class S                                                                                        2,819,694
                                                                                                  ==============
        Class N                                                                                           39,923
                                                                                                  ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                   $         2.53
                                                                                                  ==============
        Class L                                                                                   $         2.54
                                                                                                  ==============
        Class Y                                                                                   $         2.54
                                                                                                  ==============
        Class S                                                                                   $         2.56
                                                                                                  ==============
        Class N                                                                                   $         2.52

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                         YEAR ENDED
                                                                     DECEMBER 31, 2002
                                                                     -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $67)                      $       29,926
        Interest (including securities lending income of $7,615)               17,002
                                                                       --------------
                Total investment income                                        46,928
                                                                       --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                    51,698
        Custody fees                                                           27,486
        Audit and legal fees                                                   21,075
        Shareholder reporting fees                                              1,435
        Directors' fees (NOTE 3)                                                  820
                                                                       --------------
                                                                              102,514
        Administration fees (NOTE 3):
            Class A                                                            74,091
            Class L                                                            44,921
            Class Y                                                             1,767
            Class S                                                            56,282
            Class N                                                                 1*
        Service fees (NOTE 3):
            Class A                                                            29,665
            Class N                                                                 1*
        Miscellaneous fees                                                      1,323
                                                                       --------------
                Total expenses                                                310,565
        Expenses waived (NOTE 3)                                              (46,763)
                                                                       --------------
            Net expenses                                                      263,802
                                                                       --------------
            NET INVESTMENT LOSS                                              (216,874)
                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                       (26,413,943)
            Closed futures contracts                                         (423,372)
                                                                       --------------
                Net realized loss                                         (26,837,315)
                                                                       --------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                     9,816,258
            Open futures contracts                                             12,521
                                                                       --------------
                Net unrealized gain                                         9,828,779
                                                                       --------------
                NET REALIZED AND UNREALIZED LOSS                          (17,008,536)
                                                                       --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  (17,225,410)
                                                                       ==============

  *    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                               -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                      $     (216,874)      $     (194,933)
        Net realized loss on investment transactions and futures contracts          (26,837,315)          (7,333,068)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                      9,828,779           (4,755,175)
                                                                                 --------------       --------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (17,225,410)         (12,283,176)
                                                                                 --------------       --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                       5,052,375           10,558,730
        Class L                                                                       1,794,863            7,297,482
        Class Y                                                                         825,591              301,964
        Class S                                                                      (4,855,345)           7,414,692
        Class N                                                                         101,000*
                                                                                 --------------       --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                   2,918,484           25,572,868
                                                                                 --------------       --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (14,306,926)          13,289,692
NET ASSETS:
        Beginning of year                                                            40,648,670           27,358,978
                                                                                 --------------       --------------
        End of year (including accumulated net investment loss of $1,323 and
           $1,091, respectively)                                                 $   26,341,744       $   40,648,670
                                                                                 ==============       ==============

  *    CLASS N COMMENCED OPERATIONS ON DECEMEBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         CLASS A
                                                       ----------------------------------------------
                                                       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                        12/31/02         12/31/01          12/31/00+
                                                       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     4.08       $     6.08       $      10.00
                                                       ----------       ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.03)***        (0.04)***          (0.05)***
  Net realized and unrealized loss on investments           (1.52)           (1.96)             (3.87)
                                                       ----------       ----------       ------------
       Total loss from investment operations                (1.55)           (2.00)             (3.92)
                                                       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                         $     2.53       $     4.08       $       6.08
                                                       ==========       ==========       ============
TOTAL RETURN@                                              (37.99)%         (33.00)%           (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $   11,644       $   12,472       $      4,411
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   1.18%            1.11%              1.11%*
     After expense waiver#                                   1.04%            1.07%               N/A
  Net investment loss to average daily net assets           (0.90)%          (0.90)%            (0.91)%*
  Portfolio turnover rate                                      65%              45%                30%**

                                                                         CLASS L
                                                       ----------------------------------------------
                                                       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                        12/31/02         12/31/01          12/31/00&
                                                       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     4.10       $     6.09       $      10.00
                                                       ----------       ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.02)***        (0.03)***          (0.04)***
  Net realized and unrealized loss on investments           (1.54)           (1.96)             (3.87)
                                                       ----------       ----------       ------------
       Total loss from investment operations                (1.56)           (1.99)             (3.91)
                                                       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                         $     2.54       $     4.10       $       6.09
                                                       ==========       ==========       ============
TOTAL RETURN@                                              (38.05)%         (32.68)%           (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $    6,389       $    8,225       $      2,360
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.93%            0.86%              0.86%*
     After expense waiver#                                   0.79%            0.82%               N/A
  Net investment loss to average daily net assets           (0.65)%          (0.65)%            (0.65)%*
  Portfolio turnover rate                                      65%              45%                30%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                         CLASS Y
                                                       ----------------------------------------------
                                                       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                        12/31/02         12/31/01          12/31/00&
                                                       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     4.11       $     6.10       $      10.00
                                                       ----------       ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.01)***        (0.02)***          (0.03)***
  Net realized and unrealized loss on investments           (1.56)           (1.97)             (3.87)
                                                       ----------       ----------       ------------
       Total loss from investment operations                (1.57)           (1.99)             (3.90)
                                                       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                         $     2.54       $     4.11       $       6.10
                                                       ==========       ==========       ============
TOTAL RETURN@                                              (37.96)%         (32.62)%           (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $      998       $      350       $        121
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.78%            0.71%              0.80%*
     After expense waiver#                                   0.64%            0.67%               N/A
  Net investment loss to average daily net assets           (0.50)%          (0.50)%            (0.54)%*
  Portfolio turnover rate                                      65%              45%                30%**

                                                                         CLASS S                             CLASS N
                                                       ----------------------------------------------      ------------
                                                       YEAR ENDED       YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                        12/31/02         12/31/01          12/31/00&        12/31/02&&
                                                       ----------       ----------       ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     4.12       $     6.10       $      10.00      $       2.53
                                                       ----------       ----------       ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.01)***        (0.02)***          (0.02)***         (0.00)***+
  Net realized and unrealized loss on investments           (1.55)           (1.96)             (3.88)            (0.01)
                                                       ----------       ----------       ------------      ------------
       Total loss from investment operations                (1.56)           (1.98)             (3.90)            (0.01)
                                                       ----------       ----------       ------------      ------------
NET ASSET VALUE, END OF PERIOD                         $     2.56       $     4.12       $       6.10      $       2.52
                                                       ==========       ==========       ============      ============
TOTAL RETURN@                                              (37.71)%         (32.62)%           (39.00)%**             -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $    7,211       $   19,602       $     20,466      $        100
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   0.68%            0.62%              0.69%*               -++
     After expense waiver#                                   0.54%            0.58%               N/A                 -++
  Net investment loss to average daily net assets           (0.41)%          (0.39)%            (0.39)%*              -++
  Portfolio turnover rate                                      65%              45%                30%**             65%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  & FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL FOCUSED VALUE FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital
- invest in a concentrated portfolio of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 billion to $10 billion)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential
     - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -9.76%, well ahead of the -17.80% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The market environment continued to be challenging in the second half of the year. However, strong relative performance enabled the Fund to lose only a little ground in the second half of the year from its 9.27% decline in the first six months of 2002. In the third quarter, stocks suffered a broad decline that affected value and growth shares alike. During those three months, the Fund lost 14.23%, compared to an 18.67% decline for the Russell 2500 Index. Our returns also compared favorably with the -17.95% return of the Russell MidCap Value Index, which closely tracks the value universe we follow.

Of our 20 holdings across a variety of industries, International Game Technologies, Guidant and XTO Energy delivered positive returns during the quarter. Interpublic Group of Companies and Cendant, among others, experienced declines. We initiated positions in specialized financial services provider MBIA and Starwood Hotels & Resorts, while eliminating positions in Kroger, Toys R' Us and Waste Management.

Electronic Data Systems ("EDS") merits special discussion, as the stock declined precipitously after the company slashed its earnings forecast. While we were surprised by the magnitude of the shortfall--especially since the company had strongly endorsed its earnings targets just a month before--it was the first such shortfall since the new management team took over in 1999. Following the disappointment, we had extensive meetings with management, customers and industry competitors. We came away from these meetings with the opinion that investors had overreacted, and that the stock still represented significant value. In the fourth quarter, however, opportunities presented themselves that, combined with our lingering uncertainty about EDS, led us to sell the stock.

In the fourth quarter, the markets recovered somewhat, as bargain hunters bid up share prices that had fallen sharply for two consecutive quarters. The Fund posted a strong return of 15.96%, compared with 6.64% for the Russell 2500 Index and 7.07% for the Russell MidCap Value Index. Our holdings did extremely well, especially considering that growth outperformed value in the mid- and small-cap areas. For example, even the Russell 2500 Growth Index's return of 8.28% fell considerably short of the Fund's return. Cablevision Systems, Citizens Communications and J.C. Penney were among the Fund's most positive contributors, while Yum! Brands, Interpublic Group of Companies and Waters detracted from performance.

During the quarter, we initiated positions in electronics retailer Best Buy, Duke Energy, Liberty Media, Sovereign Bancorp and TXU, an energy services company with multinational operations. In addition to selling EDS, we eliminated positions in CenturyTel, MBIA, SPX Corporation and XTO Energy.

WHAT IS YOUR OUTLOOK?

Significant declines in stock prices have resulted in attractive valuations for the stocks of many solid companies. We were presented with many opportunities to upgrade the portfolio during 2002, and while we are never happy with negative returns, we believe that the Fund's favorable relative performance is evidence that our buying and selling decisions were well-advised. We will continue to apply our value-based, fundamental methodology, searching for strong businesses trading at a substantial discount to their true business value and run by shareholder-friendly managements.

MASSMUTUAL  FOCUSED VALUE FUND LARGEST STOCK HOLDINGS (12/31/02)

Cablevision Systems Corp. Cl. A
TXU Corp.
The Gap, Inc.
Duke Energy Corp.
Liberty Media Corp. Cl. A
Guidant Corp.
Carnival Corp.
Interpublic Group of Companies, Inc.
Sovereign Bancorp, Inc.
Yum! Brands,  Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MASSMUTUAL FOCUSED VALUE FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                                          ONE YEAR            AVERAGE ANNUAL
                                      1/1/02 - 12/31/02     5/1/00 - 12/31/02
Class S                                    -9.76%                 8.94%
Class A                                   -10.18%                 8.42%
Class Y                                    -9.85%                 8.83%
Class L                                   -10.00%                 8.66%
-----------------------------------------------------------------------------
Russell 2500 Index                        -17.80%                -6.63%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE  INCEPTION

           CLASS S      CLASS A       CLASS Y      CLASS L     RUSSELL 2500 INDEX
5/1/00    $ 10,000     $ 10,000      $ 10,000     $ 10,000               $ 10,000
Dec-00    $ 10,577     $ 10,541      $ 10,566     $ 10,548               $ 10,009
Dec-01    $ 13,931     $ 13,817      $ 13,905     $ 13,871               $ 10,131
Dec-02    $ 12,571     $ 12,410      $ 12,536     $ 12,484               $  8,328

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL FOCUSED VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
                                                  ---------     -------------
EQUITIES -- 94.5%

ADVERTISING -- 5.0%
Interpublic Group of
  Companies, Inc.                                   900,000     $  12,672,000
                                                                -------------
APPAREL, TEXTILES & SHOES -- 5.6%
The Gap, Inc.                                       920,000        14,278,400
                                                                -------------
BANKING, SAVINGS & LOANS -- 9.8%
Sovereign Bancorp, Inc.                             900,000        12,645,000
Washington Mutual, Inc.                             350,000        12,085,500
                                                                -------------
                                                                   24,730,500
                                                                -------------
BROADCASTING, PUBLISHING & PRINTING -- 13.2%
Cablevision
  Systems Corp. Cl. A*                            1,229,800        20,586,852
Liberty Media
  Corp. Cl. A*                                    1,450,000        12,963,000
                                                                -------------
                                                                   33,549,852
                                                                -------------
COMMERCIAL SERVICES -- 4.7%
Cendant Corp.*                                    1,130,000        11,842,400
                                                                -------------
COMMUNICATIONS -- 4.5%
Citizens
  Communications Co.*                             1,091,000        11,510,050
                                                                -------------
COMPUTERS & INFORMATION -- 2.1%
International Game
  Technology*                                        70,000         5,314,400
                                                                -------------
ELECTRIC UTILITIES -- 11.1%
Duke Energy Corp.                                   700,000        13,678,000
TXU Corp.                                           770,000        14,383,600
                                                                -------------
                                                                   28,061,600
                                                                -------------
ENTERTAINMENT & LEISURE -- 5.0%
Carnival Corp.                                      510,000        12,724,500
                                                                -------------
LODGING -- 4.5%
Starwood Hotels &
  Resorts Worldwide, Inc.                           480,000        11,395,200
                                                                -------------
MEDICAL SUPPLIES -- 9.4%
Guidant Corp.*                                      420,000        12,957,000
Waters Corp.*                                       500,000        10,890,000
                                                                -------------
                                                                   23,847,000
                                                                -------------
PHARMACEUTICALS -- 3.3%
Chiron Corp.*                                       225,000         8,460,000
                                                                -------------
RESTAURANTS -- 5.0%
Yum! Brands, Inc.*                                  520,000        12,594,400
                                                                -------------
RETAIL -- 11.3%
Best Buy Co., Inc.*                                 430,000        10,384,500
J.C. Penney Company, Inc.                           280,000     $   6,442,800
Tiffany & Co.                                       500,000        11,955,000
                                                                -------------
                                                                   28,782,300
                                                                -------------
TOTAL EQUITIES
(COST $227,226,206)                                               239,762,602
                                                                -------------

                                                 PRINCIPAL
                                                  AMOUNT
                                               ------------
SHORT-TERM INVESTMENTS -- 27.0%
CASH EQUIVALENTS -- 20.9%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                            $  2,118,446         2,118,446
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                               1,259,472         1,259,472
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                               6,297,361         6,297,361
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                               3,148,680         3,148,680
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                               2,833,812         2,833,812
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                     4,723,021         4,723,021
General Electric
  Capital Corp.
  1.300% 01/06/2003                               3,141,858         3,141,858
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                               1,574,340         1,574,340
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                 314,868           314,868
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                 944,604           944,604
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                 944,604           944,604
Merrimac Money
  Market Fund                                    11,964,986        11,964,986
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                            $  3,148,680     $   3,148,680
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                               2,518,944         2,518,944
National Bank of
  Commerce
  1.400% 05/23/2003                               1,574,340         1,574,340
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                               4,408,154         4,408,154
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                 944,604           944,604
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                               1,259,473         1,259,473
                                                                -------------
                                                                   53,120,247
                                                                -------------
REPURCHASE AGREEMENT -- 6.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                              15,425,587        15,425,587
                                                                -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                68,545,834
                                                                -------------

TOTAL INVESTMENTS -- 121.5%
(COST $295,772,040)***                                            308,308,436

OTHER ASSETS/
(LIABILITIES) -- (21.5%)                                          (54,465,669)
                                                                -------------

NET ASSETS -- 100.0%                                            $ 253,842,767
                                                                =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal Tax Purposes. (NOTE 7).
 (a) Maturity value of $15,426,444. Collateralized by U.S. Government Agency obligation with a rate of 2.49%, Maturity date of 12/15/2023, and aggregate market value, including accrued interest, of $16,206,777.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                           DECEMBER 31, 2002
                                                                                           -----------------
ASSETS:
        Investments, at value (cost $227,226,206) (NOTE 2)                                   $ 239,762,602
        Short-term investments, at amortized cost (NOTE 2)                                      68,545,834
                                                                                             -------------
            Total Investments (including securities on loan with market values
              of $50,221,557)                                                                  308,308,436
        Receivables from:
            Fund shares sold                                                                     1,196,595
            Interest and dividends                                                                 551,253
                                                                                             -------------
                 Total assets                                                                  310,056,284
                                                                                             -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                1,830,748
            Fund shares repurchased                                                              1,020,526
            Securities on loan (NOTE 2)                                                         53,120,247
            Directors' fees and expenses (NOTE 3)                                                    3,531
            Affiliates (NOTE 3):
                 Investment management fees                                                        149,736
                 Administration fees                                                                41,583
                 Service fees                                                                       27,557
        Accrued expense and other liabilities                                                       19,589
                                                                                             -------------
                 Total liabilities                                                              56,213,517
                                                                                             -------------
        NET ASSETS                                                                           $ 253,842,767
                                                                                             =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                      $ 247,873,309
        Undistributed net investment income                                                         15,222
        Accumulated net realized loss on investments                                            (6,582,160)
        Net unrealized appreciation on investments                                              12,536,396
                                                                                             -------------
                                                                                             $ 253,842,767
                                                                                             =============
NET ASSETS:
        Class A                                                                              $  54,318,684
                                                                                             =============
        Class L                                                                              $  39,941,868
                                                                                             =============
        Class Y                                                                              $  45,301,672
                                                                                             =============
        Class S                                                                              $ 114,178,444
                                                                                             =============
        Class N                                                                              $     102,099
                                                                                             =============
SHARES OUTSTANDING:
        Class A                                                                                  4,550,815
                                                                                             =============
        Class L                                                                                  3,327,971
                                                                                             =============
        Class Y                                                                                  3,765,657
                                                                                             =============
        Class S                                                                                  9,464,823
                                                                                             =============
        Class N                                                                                      8,580
                                                                                             =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                              $       11.94
                                                                                             =============
        Class L                                                                              $       12.00
                                                                                             =============
        Class Y                                                                              $       12.03
                                                                                             =============
        Class S                                                                              $       12.06
                                                                                             =============
        Class N                                                                              $       11.90
                                                                                             =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                             YEAR ENDED
                                                                                          DECEMBER 31, 2002
                                                                                          -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                           $   1,705,684
        Interest (including securities lending income of $66,672)                                 203,401
                                                                                            -------------
                Total investment income                                                         1,909,085
                                                                                            -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                     1,372,729
        Audit and legal fees                                                                       21,385
        Custody fees                                                                               18,316
        Shareholder reporting fees                                                                  7,187
        Directors' fees (NOTE 3)                                                                    4,503
                                                                                            -------------
                                                                                                1,424,120
        Administration fees (NOTE 3):
            Class A                                                                               132,122
            Class L                                                                               119,335
            Class Y                                                                                35,276
            Class S                                                                                88,299
            Class N                                                                                     1*
        Service fees (NOTE 3):
            Class A                                                                                98,775
            Class N                                                                                     1*
        Miscellaneous fees                                                                          1,323
                                                                                            -------------
                Total expenses                                                                  1,899,252
        Expenses waived (NOTE 3)                                                                   (3,384)
        Fees paid indirectly (NOTE 3)                                                              (3,500)
                                                                                            -------------
            Net expenses                                                                        1,892,368
                                                                                            -------------
            NET INVESTMENT INCOME                                                                  16,717
                                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                           (6,474,441)
        Net change in unrealized appreciation (depreciation) on investments                   (12,823,985)
                                                                                            -------------
                NET REALIZED AND UNREALIZED LOSS                                              (19,298,426)
                                                                                            -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ (19,281,709)
                                                                                            =============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                                       -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                            $      16,717         $      207,283
        Net realized gain (loss) on investment transactions                                 (6,474,441)             5,453,149
        Net change in unrealized appreciation (depreciation) on investments                (12,823,985)            22,422,947
                                                                                         -------------         --------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (19,281,709)            28,083,379
                                                                                         -------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                      -                 (5,932)
        Class L                                                                                      -                (14,425)
        Class Y                                                                                      -                (15,630)
        Class S                                                                                      -               (199,638)
                                                                                         -------------         --------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                           -               (235,625)
                                                                                         -------------         --------------
        From net realized gains:
        Class A                                                                               (358,865)              (611,878)
        Class L                                                                               (317,777)              (633,078)
        Class Y                                                                               (125,874)              (251,527)
        Class S                                                                               (865,563)            (2,757,688)
                                                                                         -------------         --------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                     (1,668,079)            (4,254,171)
                                                                                         -------------         --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             34,832,599             21,916,607
        Class L                                                                             18,874,122             17,344,495
        Class Y                                                                             34,261,380              8,841,875
        Class S                                                                             16,337,878             38,375,136
        Class N                                                                                101,000*                     -
                                                                                         -------------         --------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        104,406,979             86,478,113
                                                                                         -------------         --------------
        TOTAL INCREASE IN NET ASSETS                                                        83,457,191            110,071,696
NET ASSETS:
        Beginning of year                                                                  170,385,576             60,313,880
                                                                                         -------------         --------------
        End of year (including undistributed net investment income of
           $15,222 and distributions in excess of net investment income of
           $1,495, respectively)                                                         $ 253,842,767         $  170,385,576
                                                                                         =============         ==============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                CLASS A
                                                                        ---------------------------------------------------------
                                                                        YEAR ENDED             YEAR ENDED            PERIOD ENDED
                                                                         12/31/02               12/31/01               12/31/00&
                                                                        ----------             ----------            ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  13.41               $  10.51               $ 10.00
                                                                         --------               --------               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                              (0.04)***              (0.04)***              0.02***
  Net realized and unrealized gain (loss) on investments                    (1.33)                  3.30                  0.52
                                                                         --------               --------               -------
       Total income (loss) from investment operations                       (1.37)                  3.26                  0.54
                                                                         --------               --------               -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                    -                  (0.00)****            (0.03)
  From net realized gains                                                   (0.10)                 (0.36)                    -
                                                                         --------               --------               -------
       Total distributions                                                  (0.10)                 (0.36)                (0.03)
                                                                         --------               --------               -------
NET ASSET VALUE, END OF PERIOD                                           $  11.94               $  13.41               $ 10.51
                                                                         ========               ========               =======
TOTAL RETURN@                                                              (10.18)%                31.08%                 5.41%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                      $ 54,319               $ 24,562               $   753
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                   1.30%                  1.29%                 1.31%*
     After expense waiver#                                                   1.30% (a)              1.29%                  N/A
  Net investment income (loss) to average daily net assets                  (0.33)%                (0.30)%                0.33%*
  Portfolio turnover rate                                                      78%                    53%                   22%**

                                                                                                CLASS L
                                                                        --------------------------------------------------------
                                                                        YEAR ENDED             YEAR ENDED           PERIOD ENDED
                                                                         12/31/02               12/31/01              12/31/00&
                                                                        ----------             ----------           ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  13.45               $  10.51               $ 10.00
                                                                         --------               --------               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                              (0.01) ***              0.00***+              0.04***
  Net realized and unrealized gain (loss) on investments                    (1.34)                  3.31                  0.51
                                                                         --------               --------               -------
       Total income (loss) from investment operations                       (1.35)                  3.31                  0.55
                                                                         --------               --------               -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                    -                  (0.01)                (0.04)
  From net realized gains                                                   (0.10)                 (0.36)                    -
                                                                         --------               --------               -------
       Total distributions                                                  (0.10)                 (0.37)                (0.04)
                                                                         --------               --------               -------
NET ASSET VALUE, END OF PERIOD                                           $  12.00               $  13.45               $ 10.51
                                                                         ========               ========               =======
TOTAL RETURN@                                                              (10.00)%                31.50%                 5.48%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                      $ 39,942               $ 25,594               $ 5,432
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                   1.05%                  1.04%                 1.05%*
     After expense waiver#                                                   1.05%(a)               1.04%                  N/A
  Net investment income (loss) to average daily net assets                  (0.11)%                 0.00%++               0.59%*
  Portfolio turnover rate                                                      78%                    53%                   22%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  & FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  +    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  ++ THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS IS LESS THAN 0.01%.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                              CLASS Y
                                                                             ----------------------------------------------
                                                                             YEAR ENDED      YEAR ENDED        PERIOD ENDED
                                                                              12/31/02        12/31/01           12/31/00&
                                                                             ----------      ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  13.46        $  10.52           $ 10.00
                                                                              --------        --------           -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                           0.03***         0.02***           0.05***
  Net realized and unrealized gain (loss)
     on investments                                                              (1.36)           3.30              0.52
                                                                              --------        --------           -------
       Total income (loss) from
         investment operations                                                   (1.33)           3.32              0.57
                                                                              --------        --------           -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                         -           (0.02)            (0.05)
  From net realized gains                                                        (0.10)          (0.36)                -
                                                                              --------        --------           -------
       Total distributions                                                       (0.10)          (0.38)            (0.05)
                                                                              --------        --------           -------
NET ASSET VALUE, END OF PERIOD                                                $  12.03        $  13.46           $ 10.52
                                                                              ========        ========           =======
TOTAL RETURN@                                                                    (9.85)%         31.60%             5.66%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $ 45,302        $ 10,137           $   502
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                        0.90%           0.89%             0.91%*
     After expense waiver#                                                        0.90%(a)        0.89%              N/A
  Net investment income to average daily net assets                               0.24%           0.14%             0.75%*
  Portfolio turnover rate                                                           78%             53%               22%**

                                                                                  CLASS S                             CLASS N
                                                                   -------------------------------------------     -------------
                                                                   YEAR ENDED    YEAR ENDED       PERIOD ENDED     PERIOD ENDED
                                                                    12/31/02      12/31/01          12/31/00&       12/31/02&&
                                                                   ----------    ----------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $   13.48      $   10.53         $  10.00          $ 11.77
                                                                   ---------      ---------         --------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.02***        0.03***          0.06***         (0.00)***+
  Net realized and unrealized gain (loss) on investments               (1.34)          3.31             0.52             0.13
                                                                   ---------      ---------         --------          -------
       Total income (loss) from investment operations                  (1.32)          3.34             0.58             0.13
                                                                   ---------      ---------         --------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                               -          (0.03)           (0.05)               -
  From net realized gains                                              (0.10)         (0.36)            -                   -
                                                                   ---------      ---------         --------          -------
       Total distributions                                             (0.10)         (0.39)           (0.05)               -
                                                                   ---------      ---------         --------          -------
NET ASSET VALUE, END OF PERIOD                                     $   12.06      $   13.48         $  10.53          $ 11.90
                                                                   =========      =========         ========          =======
TOTAL RETURN@                                                          (9.76)%        31.70%            5.77%**             -^

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $ 114,178      $ 110,092         $ 53,628          $   102
  Ratio of expenses to average daily net assets:
     Before expense waiver                                              0.80%          0.79%            0.83%*              -^
     After expense waiver#                                              0.80%(a)       0.79%             N/A                -^
  Net investment loss to average daily net assets                       0.13%          0.28%            0.95%*              -^
  Portfolio turnover rate                                                 78%            53%              22%**            78%

*      ANNUALIZED.
**     PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
& FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
&&     CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
^      AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+      NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL COMPANY VALUE FUND?

The objectives and policies of the Fund are to:
-   achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of small-capitalization companies (companies with market capitalizations at the time of purchase that fall within or below the range of companies in the Russell 2000 Index)
-   utilize a value-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    - offer above-average levels of profitability or superior growth potential
    - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -12.92%, well ahead of the -20.48% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund benefited from the solid outperformance of value over growth during the period, especially in the first half of the year. Investors often favor value over growth in difficult market conditions, as price-to-earnings multiples are contracting and growth companies struggle to maintain their rapid earnings and revenue expansion. That description certainly fit conditions in the first half of the year, as investors reacted to the realization that the hoped-for economic recovery would come later than they expected. Additionally, corporate misconduct, a falling U.S. dollar, and rising tension in the Middle East combined to produce an extremely challenging investment environment.

In the third quarter, amid what could prove to be the peak of investor pessimism, value declined at about the same pace as growth, and our benchmark lost 21.40%. The Russell 2000 Value Index, which tracks the performance of value stocks in the Russell 2000 Index, suffered a similarly outsized decline of 21.29%. Stock selection in financials helped our relative performance, as our holdings in that sector declined less than those components in the benchmark. Within consumer discretionary, another large sector exposure for the Fund, Ruby Tuesday, Matthews International and SCP Pool were strong contributors, while the largest detractors included Stein Mart, Unifi and Haverty Furniture. In industrials and business services, Landstar Systems, G & K Services and Nordson each declined modestly but were solid relative contributors for the quarter. Other holdings that helped the Fund's performance were Hearst-Argyle Television, Valmont Industries and Community First Bankshares, while detractors included Intermet, Allegheny Technologies and Men's Wearhouse.

As they often have in recent years, the markets once again rewarded investors with a year-end rally in 2002. Reversing the trend for the year overall, growth outperformed value in the small-cap space during the fourth quarter, as beaten down technology and telecommunications stocks led the advance. A number of our larger holdings performed well, led by XTO Energy, Landstar Systems, UTI Worldwide and Airgas. Other positive contributors were Checkfree, IDX Systems and Maxtor. On the downside, Fred's, Ruby Tuesday and Gibraltar Steel were detractors, as were NUI, Crompton, Daisytek International and Tommy Hilfiger.

At the end of the year, we carried a large weighting in financial services, as many companies in the sector fit our value parameters. Consumer discretionary was another large sector weighting for the Fund, and one where we were overweighted versus the Russell 2000 Value Index.

In the third quarter and the beginning of the fourth quarter, sharply falling share prices presented us with some unusual opportunities to acquire growth stocks that were selling at value multiples. In particular, we bought a few small-cap technology and biotechnology stocks selling at one-and-a-half to two times book value. While the most recent earnings at these companies were unimpressive and in some cases nonexistent, most of them had significant cash on the balance sheet and solid prospects, in our opinion.

WHAT IS YOUR OUTLOOK?

After three years of falling share prices, we believe that a lot of the excesses have been wrung out of the markets, and that any good news is likely to be reflected in stock prices. Expansionary monetary and fiscal policies should help the economy begin to gain traction and aid corporate profits. Additionally, many companies have rationalized their cost structures to the point that any meaningful upturn in demand or pricing should have a significant impact on the bottom line. Despite our fundamentally positive outlook, however, we realize that the possibility of war with Iraq or other international developments could cloud the short-term picture. Regardless of these considerations, our bottom-up approach to investing, which seeks undervalued and underappreciated companies, remains unchanged.

                       MASSMUTUAL SMALL COMPANY VALUE FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

Texas Regional Bancshares, Inc.
Community First Bankshares, Inc.
Brown & Brown, Inc.
Landstar System, Inc.
Wausau-Mosinee Paper Corp.
Ruby Tuesday, Inc.
CMS Energy Corp.
RARE Hospitality International, Inc.
Rayovac Corp.
Fred's, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Value Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY VALUE FUND
TOTAL RETURN

                                            SINCE INCEPTION
                          ONE YEAR           AVERAGE ANNUAL
                     1/1/02 - 12/31/02    12/31/01 - 12/31/02
  Class S                    -12.92%             -12.88%
  Class A                    -13.27%             -13.24%
  Class Y                    -12.92%             -12.89%
  Class L                    -13.10%             -13.07%
-------------------------------------------------------------
  Russell 2000 Index         -20.48%             -20.48%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            CLASS S      CLASS A     CLASS Y      CLASS L   RUSSELL 2000 INDEX
12/31/01   $ 10,000     $ 10,000    $ 10,000     $ 10,000             $ 10,000
  Jun-02   $ 10,380     $ 10,360    $ 10,380     $ 10,370             $  9,530
  Dec-02   $  8,708     $  8,673    $  8,708     $  8,690             $  7,952

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL COMPANY VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                   ----------      -------------
EQUITIES -- 96.6%

AIR TRANSPORTATION  0.2%
Alaska Air Group, Inc.*                                 5,800      $     125,570
Midwest Express
Holdings, Inc.*                                        12,200             65,270
                                                                   -------------
                                                                         190,840
                                                                   -------------
APPAREL, TEXTILES & SHOES -- 2.9%
Ashworth, Inc.*                                        55,100            352,640
Burlington Coat Factory Warehouse Corp.                 4,000             71,800
Culp, Inc.*                                            14,900            126,650
Russell Corp.                                           8,500            142,290
Tommy Hilfiger Corp.*                                  61,100            424,645
Unifi, Inc.*                                           87,400            458,850
Vans, Inc.*                                            38,000            215,840
Wet Seal, Inc. Cl. A*                                  35,750            384,706
                                                                   -------------
                                                                       2,177,421
                                                                   -------------
AUTOMOTIVE & PARTS -- 1.2%
Cooper Tire & Rubber Co.                               19,400            297,596
Dura Automotive Systems, Inc.*                          4,800             48,192
Myers Industries, Inc.                                 23,000            246,100
TBC Corp.*                                             27,100            325,471
                                                                   -------------
                                                                         917,359
                                                                   -------------
BANKING, SAVINGS & LOANS -- 8.7%
BancorpSouth, Inc.                                     14,700            285,474
Bay View Capital Corp.*                                67,400            387,550
The Colonial BancGroup, Inc.                           19,800            236,214
Community First Bankshares, Inc.                       42,900          1,135,134
First Republic Bank*                                   20,500            409,795
FirstMerit Corp.                                       18,300            396,378
Hibernia Corp. Cl. A                                   15,000            288,900
Hudson United Bancorp                                  13,700            426,070
Nara Bancorp, Inc.                                      3,300             68,178
New York Community
  Bancorp, Inc.                                        19,000            548,720
Silicon Valley Bancshares*                             25,100            458,075
Sterling Bancshares, Inc.                              18,300            223,626
Sterling Financial Corp.*                               5,900            111,038
Texas Regional
  Bancshares, Inc.                                     34,875          1,239,492
Trustmark Corp.                                        10,200            242,760
United Bankshares, Inc.                                 5,000            145,305
                                                                   -------------
                                                                       6,602,709
                                                                   -------------
BROADCASTING, PUBLISHING & PRINTING -- 2.4%
Alloy, Inc.*                                           36,000      $     394,200
CSS Industries, Inc.*                                   8,300            274,730
Hearst-Argyle Television, Inc.*                         8,300            200,113
Journal Register Co.*                                  12,200            216,916
Paxson
  Communications Corp.*                                 2,800              5,768
Saga Communications, Inc. Cl. A*                       31,400            596,600
Sinclair Broadcast Group, Inc. Cl. A*                  12,200            141,886
                                                                   -------------
                                                                       1,830,213
                                                                   -------------
BUILDING MATERIALS & CONSTRUCTION -- 0.9%
Florida Rock Industries, Inc.                          10,100            384,305
Lennox International, Inc.                             21,900            274,845
                                                                   -------------
                                                                         659,150
                                                                   -------------
CHEMICALS -- 2.9%
Airgas, Inc.*                                          32,000            552,000
Applied Films Corp.*                                    6,200            123,938
Arch Chemicals, Inc.                                   30,900            563,925
Georgia Gulf Corp.                                     10,400            240,656
MacDermid, Inc.                                         9,200            210,220
Millennium Chemicals, Inc.                             35,600            338,912
Symyx Technologies, Inc.*                              13,500            169,965
                                                                   -------------
                                                                       2,199,616
                                                                   -------------
COMMERCIAL SERVICES -- 6.9%
Aaron Rents, Inc.                                      21,700            474,796
Aaron Rents, Inc. Cl. A                                 3,500             79,450
Cadmus Communications Corp.                             9,800            108,878
Casella Waste Systems, Inc. Cl. A*                     38,800            344,932
CDI Corp.*                                              9,600            259,008
Daisytek International Corp.*                          25,800            204,594
Diversa Corp.*                                         36,500            330,325
G&K Services, Inc. Cl. A                               13,700            484,994
ICT Group, Inc.*                                        6,900             79,971
Landauer, Inc.                                          8,200            284,950
Lexicon Genetics, Inc.*                                 6,500             30,745
McGrath Rentcorp                                       12,000            277,812
MPS Group, Inc.*                                       62,800            347,912
Right Management Consultants, Inc.*                    18,400            243,800
Ryder System, Inc.                                     10,800            242,352
Service Corp. International*                          192,000            637,440
TeleTech Holdings, Inc.*                               26,000      $     188,760
United Rentals, Inc.*                                  21,000            225,960
US Oncology, Inc.*                                     30,500            264,435
Waste Connections, Inc.*                                4,500            173,745
                                                                   -------------
                                                                       5,284,859
                                                                   -------------
COMMUNICATIONS -- 1.4%
Anadigics, Inc.*                                       20,800             53,664
Cable Design Technologies Corp.*                       34,500            203,550
Nice Systems Limited*                                  25,800            208,206
PTEK Holdings, Inc.*                                   39,400            173,360
Titan Corp.*                                           41,000            426,400
                                                                   -------------
                                                                       1,065,180
                                                                   -------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.7%
Computer Horizons Corp.*                               23,600             77,172
IDX Systems Corp.*                                     28,200            480,246
                                                                   -------------
                                                                         557,418
                                                                   -------------
COMPUTER PROGRAMMING SERVICES -- 0.8%
Ciber, Inc.*                                           92,400            475,860
Netegrity, Inc.*                                       27,400             89,132
Stellent, Inc.*                                         7,100             31,517
                                                                   -------------
                                                                         596,509
                                                                   -------------
COMPUTER RELATED SERVICES -- 2.2%
Acxiom Corp.*                                          30,900            475,242
Carreker Corp.*                                        65,900            298,527
Checkfree Corp.*                                       21,200            339,221
Checkpoint Systems, Inc.*                              32,300            333,982
EarthLink, Inc.*                                       35,400            192,930
Keynote Systems, Inc.*                                  7,400             57,128
                                                                   -------------
                                                                       1,697,030
                                                                   -------------
COMPUTER RENTAL & LEASING -- 0.6%
Electro Rent Corp.*                                    35,300            432,425
                                                                   -------------
COMPUTERS & INFORMATION -- 0.6%
Maxtor Corp.*                                          43,800            221,628
Western Digital Corp.*                                 31,100            198,729
                                                                   -------------
                                                                         420,357
                                                                   -------------
CONTAINERS -- 0.6%
Chesapeake Corp.                                       15,500            276,675
Smurfit-Stone Container Corp.*                         11,900            183,153
                                                                   -------------
                                                                         459,828
                                                                   -------------
DATA PROCESSING & PREPARATION -- 0.6%
eFunds Corp.*                                          46,800            426,348
                                                                   -------------
ELECTRIC UTILITIES -- 3.7%
Black Hills Corp.                                      13,700            363,324

    The accompanying notes are an integral part of the financial statements.

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                   ----------      -------------
Calpine Corp.*                                         54,000      $     176,040
Cleco Corp.                                            20,550            287,700
CMS Energy Corp.                                       87,200            823,168
DQE, Inc.                                              17,000            259,080
Hawaiian Electric Industries, Inc.                      5,900            259,482
Northeast Utilities                                    12,200            185,074
Otter Tail Corp.                                       10,500            282,450
Sierra Pacific Resources                               27,200            176,800
                                                                   -------------
                                                                       2,813,118
                                                                   -------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.0%
Analogic Corp.                                          8,100            407,333
ATMI, Inc.*                                            12,800            237,056
C&D Technologies, Inc.                                 18,300            323,361
EDO Corp.                                              13,700            284,686
Exar Corp.*                                            24,200            300,080
Franklin Electric Co., Inc.                            11,900            571,319
Graftech International Limited*                        34,500            205,620
Littelfuse, Inc.*                                      17,300            291,678
LSI Logic Corp.*                                       42,200            243,494
Marvell Technology Group Limited*                       7,600            143,336
Methode Electronics, Inc. Cl. A                        35,300            387,241
Mykrolis Corp.*                                        27,100            197,830
Rayovac Corp.*                                         56,000            746,480
Trimble Navigation Limited*                            17,400            217,326
                                                                   -------------
                                                                       4,556,840
                                                                   -------------
ENERGY -- 6.4%
Atwood Oceanics, Inc.*                                  9,000            270,900
Cabot Oil & Gas Corp. Cl. A                            12,800            317,184
CARBO Ceramics, Inc.                                   11,000            370,700
Forest Oil Corp.*                                      13,700            378,805
Frontier Oil Corp.                                     13,800            237,636
Grey Wolf, Inc.*                                       43,900            175,161
Key Energy Services, Inc.*                             43,600            391,092
Magnum Hunter Resources, Inc.*                         11,600             69,020
National Fuel Gas Co.                                  10,500            217,665
Penn Virginia Corp.                                    11,500            418,025
SEMCO Energy, Inc.                                     19,100            116,510
South Jersey Industries, Inc.                           3,900            128,778
Southwest Gas Corp.                                     7,300            171,185
TETRA Technologies, Inc.*                              17,400            371,838
Vectren Corp.                                          14,000            322,000
W-H Energy Services, Inc.*                             15,900            231,981
XTO Energy, Inc.                                       27,700            684,190
                                                                   -------------
                                                                       4,872,670
                                                                   -------------
ENTERTAINMENT & LEISURE -- 1.0%
Callaway Golf Co.                                      19,200      $     254,400
SCP Pool Corp.*                                        16,500            481,800
                                                                   -------------
                                                                         736,200
                                                                   -------------
FINANCIAL SERVICES -- 8.2%
Allied Capital Corp.                                   30,420            664,069
American Capital Strategies Limited                     9,200            198,628
Bedford Property Investors                             13,700            351,953
BKF Capital Group, Inc.*                                4,000             70,600
East West Bancorp, Inc.                                16,000            577,280
Gladstone Capital Corp.                                 3,300             54,351
Glenborough Realty Trust, Inc.                         24,200            431,244
HRPT Properties Trust                                  35,800            294,992
Kilroy Realty Corp.                                    20,700            477,135
Knight Trading Group, Inc.*                            29,000            138,910
LaSalle Hotel Properties                               14,600            204,400
LTC Properties, Inc.                                   19,400            130,368
Raymond James Financial, Inc.                          12,600            372,708
SoundView Technology Group, Inc.*                     210,500            315,750
Stewart (W.P.) & Co. Limited                            7,800            139,776
Sun Communities, Inc.                                  16,000            585,120
SWS Group, Inc.                                        29,400            398,664
US Restaurants Properties, Inc.                        26,900            378,752
Washington Real Estate Investment Trust                13,700            349,350
Westwood Holdings Group, Inc.                           7,400             99,234
                                                                   -------------
                                                                       6,233,284
                                                                   -------------
FOODS -- 1.7%
American Italian Pasta Co. Cl. A*                      10,100            363,398
Chiquita Brands International, Inc.*                   19,000            251,940
Smithfield Foods, Inc.*                                26,000            515,840
Wild Oats Markets, Inc.*                               17,200            177,504
                                                                   -------------
                                                                       1,308,682
                                                                   -------------
FOREST PRODUCTS & PAPER -- 3.2%
Buckeye Technologies, Inc.*                            27,000            166,050
Caraustar Industries, Inc.*                            29,400            278,712
Deltic Timber Corp.                                    13,700            365,790
Playtex Products, Inc.*                                45,700            451,516
United Stationers, Inc.*                                9,900            285,130
Wausau-Mosinee Paper Corp.                             79,500      $     891,990
                                                                   -------------
                                                                       2,439,188
                                                                   -------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 1.0%
Helen of Troy Limited*                                 32,200            374,808
Stanley Furniture Co., Inc.*                           16,000            372,000
                                                                   -------------
                                                                         746,808
                                                                   -------------
INDUSTRIAL - DIVERSIFIED -- 0.8%
Ameron International Corp.                              4,550            250,932
Layne Christensen Co.*                                  6,300             51,660
Nordson Corp.                                          13,700            340,171
                                                                   -------------
                                                                         642,763
                                                                   -------------
INSURANCE -- 7.1%
American Financial Group, Inc.                         16,500            380,655
American Physicians Capital, Inc.*                      7,200            135,432
Brown & Brown, Inc.                                    30,800            995,456
The Commerce Group, Inc.                                5,100            191,199
Erie Indemnity Co. Cl. A                                2,700             97,902
FPIC Insurance Group, Inc.*                            22,300            153,870
Harleysville Group, Inc.                               17,800            470,454
HCC Insurance Holdings, Inc.                           17,700            435,420
Markel Corp.*                                           2,300            472,650
Ohio Casualty Corp.*                                   46,400            600,880
The Phoenix Companies, Inc.                            12,400             94,240
ProAssurance Corp.*                                    27,400            575,400
Scottish Annuity & Life Holdings Limited               10,300            179,735
Triad Guaranty, Inc.*                                  15,900            586,074
                                                                   -------------
                                                                       5,369,367
                                                                   -------------
MACHINERY & COMPONENTS -- 4.5%
Agco Corp.*                                             4,800            106,080
Asyst Technologies, Inc.*                              15,300            112,455
Briggs & Stratton Corp.                                11,400            484,158
Brooks-PRI Automation, Inc.*                           16,500            189,090
IDEX Corp.                                             13,000            425,100
Insituform Technologies, Inc. Cl. A*                   29,950            510,647
Integrated Electrical Services, Inc.*                  40,100            154,385
Lone Star Technologies, Inc.*                          10,400            154,856
Thomas Industries, Inc.                                18,700            487,322
Timken Co.                                             13,000            248,300
Valmont Industries, Inc.                               12,600            244,440

    The accompanying notes are an integral part of the financial statements.

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                   ----------      -------------
Woodward Governor Co.                                   6,500      $     282,750
                                                                   -------------
                                                                       3,399,583
                                                                   -------------
MANUFACTURING -- 1.2%
AptarGroup, Inc.                                       16,500            515,460
Stewart & Stevenson Services Corp.                     30,800            435,512
                                                                   -------------
                                                                         950,972
                                                                   -------------
MEDICAL SUPPLIES -- 1.4%
Arrow International, Inc.                               4,600            187,082
FEI Co.*                                               11,700            178,893
Inamed Corp.*                                           4,600            141,680
Owens & Minor, Inc.                                    32,200            528,724
                                                                   -------------
                                                                       1,036,379
                                                                   -------------
METALS & MINING -- 3.4%
AK Steel Holding Corp.*                                78,500            628,000
Allegheny Technologies, Inc.                           39,300            244,839
Carpenter Technology                                   11,300            140,685
Gibraltar Steel Corp.                                  18,300            348,432
Intermet Corp.                                         64,500            270,900
Matthews International Corp.                           29,900            667,697
Mueller Industries, Inc.*                               6,900            188,025
Wolverine Tube, Inc.*                                  17,700            101,067
                                                                   -------------
                                                                       2,589,645
                                                                   -------------
PHARMACEUTICALS -- 0.9%
Alpharma, Inc. Cl. A                                   15,400            183,414
Bone Care International, Inc.*                         20,700            201,411
Discovery Partners
  International, Inc.*                                 29,000             80,620
Guilford Pharmaceuticals, Inc.*                        33,300            132,534
Molecular Devices Corp.*                                4,800             79,056
                                                                   -------------
                                                                         677,035
                                                                   -------------
PREPACKAGED SOFTWARE -- 1.7%
Dendrite International, Inc.*                          49,300            368,271
Packeteer, Inc.*                                       36,800            252,448
Progress Software Corp.*                               25,100            325,045
SPSS, Inc.*                                            22,950            321,071
                                                                   -------------
                                                                       1,266,835
                                                                   -------------
REAL ESTATE -- 0.3%
Innkeepers USA Trust                                   32,200            246,652
                                                                   -------------
RESTAURANTS -- 2.1%
RARE Hospitality International, Inc.*                  27,600            762,312
Ruby Tuesday, Inc.                                     49,700            859,313
                                                                   -------------
                                                                       1,621,625
                                                                   -------------
RETAIL -- 4.1%
Barnes & Noble, Inc.*                                  10,200      $     184,314
Casey's General Stores, Inc.                           31,900            389,499
Fred's, Inc.                                           29,000            745,300
Hancock Fabrics, Inc.                                  20,700            315,675
Haverty Furniture Companies, Inc.                      36,500            507,350
Men's Wearhouse, Inc.*                                 30,300            519,645
Shopko Stores, Inc.*                                    9,500            118,275
Stein Mart, Inc.*                                      55,600            339,160
                                                                   -------------
                                                                       3,119,218
                                                                   -------------
RETAIL - INTERNET -- 0.2%
Stamps.com, Inc.*                                      33,600            156,912
                                                                   -------------
TELEPHONE UTILITIES -- 0.1%
Mastec, Inc.*                                          33,100             97,645
                                                                   -------------
TRANSPORTATION -- 4.0%
Celadon Group, Inc.*                                   15,800            185,950
CNF, Inc.                                              10,900            362,316
Coachmen Industries, Inc.                              13,100            206,980
Hub Group, Inc. Cl. A*                                  6,200             29,760
Kirby Corp.*                                            3,800            104,082
Landstar System, Inc.*                                 16,600            968,776
Skyline Corp.                                          13,700            404,150
USFreightways Corp.                                     9,900            284,625
UTI Worldwide, Inc.                                    18,300            480,375
                                                                   -------------
                                                                       3,027,014
                                                                   -------------
TOTAL EQUITIES
(COST $79,877,284)                                                    73,425,697
                                                                   =============

MUTUAL FUNDS - 1.0%

FINANCIAL SERVICES
First Financial Fund                                   30,800            408,716
Government Reserve Investment Fund                      9,432              9,431
iShares Russell 2000 Value Index Fund                   3,100            345,650
                                                                   -------------
                                                                         763,797
                                                                   -------------
TOTAL MUTUAL FUNDS
(COST $805,767)                                                          763,797
                                                                   =============

TOTAL LONG TERM INVESTMENTS
(COST $80,683,051)                                                    74,189,494
                                                                   =============

                                                    PRINCIPAL         MARKET
                                                      AMOUNT          VALUE
                                                    ---------      -------------
SHORT-TERM INVESTMENTS -- 12.6%

CASH EQUIVALENTS -- 9.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                 $ 274,485      $     274,485
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                   163,189            163,189
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                   815,942            815,942
Bayerische
  Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                   407,971            407,971
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                   367,174            367,174
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                         611,957            611,957
General Electric
  Capital Corp.
  1.300% 01/06/2003                                   407,087            407,087
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                   203,986            203,986
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                    40,797             40,797
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                   122,391            122,391
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                   122,391            122,391
Merrimac Money
  Market Fund                                       1,550,291          1,550,291
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                   407,971            407,971
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                   326,377            326,377
National Bank
  of Commerce
  1.400% 05/23/2003                                   203,986            203,986
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                   571,160            571,160

    The accompanying notes are an integral part of the financial statements.

                                                    PRINCIPAL         MARKET
                                                      AMOUNT          VALUE
                                                    ---------      -------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                $  122,391      $     122,391
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                   163,188            163,188
                                                                   -------------
                                                                       6,882,734
                                                                   -------------
REPURCHASE AGREEMENT  3.6%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 12/31/2002,
  1.00%, due 01/02/2003(a)                          2,735,267          2,735,267
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    9,618,001
                                                                   -------------
TOTAL INVESTMENTS  110.2%
(COST $90,301,052)***                                                 83,807,495

OTHER ASSETS/
(LIABILITIES)  (10.2%)                                                (7,787,736)
                                                                   -------------

NET ASSETS  100.0%                                                 $  76,019,759
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
  *   Non-income producing security.
  **  Represents investments of security lending collateral. (NOTE 2).
  *** Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $2,735,419. Collateralized by U.S. Government Agency obligation with a rate of 7.00%, maturity date of 06/15/2011, and aggregate market value, including accrued interest, of $2,872,030.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                 DECEMBER 31, 2002
                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $80,683,051) (NOTE 2)                                           $ 74,189,494
        Short-term investments, at amortized cost (NOTE 2)                                             9,618,001
                                                                                                    ------------
            Total Investments (including securities on loan with market values of $6,483,417)         83,807,495
        Receivables from:
            Investments sold                                                                             555,643
            Investment adviser (NOTE 3)                                                                    5,767
            Fund shares sold                                                                             127,135
            Interest and dividends                                                                       118,044
                                                                                                    ------------
                 Total assets                                                                         84,614,084
                                                                                                    ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                        768,886
            Fund shares repurchased                                                                      850,386
            Securities on loan (NOTE 2)                                                                6,882,734
            Directors' fees and expenses (NOTE 3)                                                            489
            Affiliates (NOTE 3):
                 Investment management fees                                                               54,016
                 Administration fees                                                                      13,216
                 Service fees                                                                              4,948
        Due to custodian                                                                                      29
        Accrued expense and other liabilities                                                             19,621
                                                                                                    ------------
                 Total liabilities                                                                     8,594,325
                                                                                                    ------------
        NET ASSETS                                                                                  $ 76,019,759
                                                                                                    ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                             $ 85,206,570
        Distributions in excess of net investment income                                                    (289)
        Accumulated net realized loss on investments and futures contracts                            (2,692,965)
        Net unrealized depreciation on investments                                                    (6,493,557)
                                                                                                    ------------
                                                                                                    $ 76,019,759
                                                                                                    ============
NET ASSETS:
        Class A                                                                                     $  8,602,315
                                                                                                    ============
        Class L                                                                                     $  3,252,471
                                                                                                    ============
        Class Y                                                                                     $ 19,707,746
                                                                                                    ============
        Class S                                                                                     $ 44,356,311
                                                                                                    ============
        Class N                                                                                     $    100,916
                                                                                                    ============
SHARES OUTSTANDING:
        Class A                                                                                          993,891
                                                                                                    ============
        Class L                                                                                          375,991
                                                                                                    ============
        Class Y                                                                                        2,276,395
                                                                                                    ============
        Class S                                                                                        5,113,177
                                                                                                    ============
        Class N                                                                                           11,699
                                                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                     $       8.66
                                                                                                    ============
        Class L                                                                                     $       8.65
                                                                                                    ============
        Class Y                                                                                     $       8.66
                                                                                                    ============
        Class S                                                                                     $       8.67
                                                                                                    ============
        Class N                                                                                     $       8.63
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                     YEAR ENDED
                                                                                  DECEMBER 31, 2002
                                                                                  -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $53)                                    $    768,586
        Interest (including securities lending income of $14,360)                          36,639
                                                                                     ------------
                Total investment income                                                   805,225
                                                                                     ------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                               385,028
        Custody fees                                                                       43,928
        Audit and legal fees                                                               20,206
        Shareholder reporting fees                                                         13,195
        Directors' fees (NOTE 3)                                                              929
                                                                                     ------------
                                                                                          463,286
        Administration fees (NOTE 3):
            Class A                                                                        16,118
            Class L                                                                         3,999
            Class Y                                                                         6,825
            Class S                                                                        61,689
            Class N                                                                             1*
        Service fees (NOTE 3):
            Class A                                                                        11,215
            Class N                                                                             1*
        Miscellaneous fees                                                                  1,323
                                                                                     ------------
                Total expenses                                                            564,457
        Expenses waived (NOTE 3)                                                          (65,674)
        Fees paid indirectly (NOTE 3)                                                     (46,637)
                                                                                     ------------
            Net expenses                                                                  452,146
                                                                                     ------------
            NET INVESTMENT INCOME                                                         353,079
                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                    (2,755,910)
            Closed futures contracts                                                       25,152
                                                                                     ------------
                Net realized loss                                                      (2,730,758)
                                                                                     ------------
        Net change in unrealized appreciation (depreciation) on investments            (6,493,557)
                                                                                     ------------
                NET REALIZED AND UNREALIZED LOSS                                       (9,224,315)
                                                                                     ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ (8,871,236)
                                                                                     ============

  *   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2002    DECEMBER 31, 2001**
                                                                                        -----------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                              $    353,079         $          -
        Net realized loss on investment transactions and futures contracts                   (2,730,758)                   -
        Net change in unrealized appreciation (depreciation) on investments                  (6,493,557)                   -
                                                                                           ------------         ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (8,871,236)                   -
                                                                                           ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                 (22,358)                   -
        Class L                                                                                 (14,979)                   -
        Class Y                                                                                (106,919)                   -
        Class S                                                                                (197,514)                   -
                                                                                           ------------         ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     (341,770)                   -
                                                                                           ------------         ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                               9,660,778                1,000
        Class L                                                                               3,544,959                1,000
        Class Y                                                                              19,719,601                1,000
        Class S                                                                              42,202,927           10,001,000
        Class N                                                                                 100,500*                   -
                                                                                           ------------         ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                          75,228,765           10,004,000
                                                                                           ------------         ------------
        TOTAL INCREASE IN NET ASSETS                                                         66,015,759           10,004,000
NET ASSETS:
        Beginning of period                                                                  10,004,000                    -
                                                                                           ------------         ------------
        End of period (including distributions in excess of net investment income of
           $289 and $0, respectively)                                                      $ 76,019,759         $ 10,004,000
                                                                                           ============         ============

  *   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  **  THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY  VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CLASS A                           CLASS L
                                                                  -------                           -------
                                                        YEAR ENDED       PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                         12/31/02         12/31/01&        12/31/02          12/31/01&
                                                        ----------       ------------     ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.00       $      10.00     $    10.00       $      10.00
                                                        ----------       ------------     ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.05***               -           0.08***               -
  Net realized and unrealized loss on investments            (1.37)                 -          (1.39)                 -
                                                        ----------       ------------     ----------       ------------
       Total loss from investment operations                 (1.32)                 -          (1.31)                 -
                                                        ----------       ------------     ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.02)                 -          (0.04)                 -
                                                        ----------       ------------     ----------       ------------
NET ASSET VALUE, END OF PERIOD                          $     8.66       $      10.00     $     8.65       $      10.00
                                                        ==========       ============     ==========       ============
TOTAL RETURN@                                               (13.27)%                -         (13.10)%                -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                     $    8,602       $          1     $    3,252       $          1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                    1.64%                 -           1.39%                 -
     After expense waiver#                                    1.37%(a)              -           1.11%(a)              -
  Net investment income to average daily net assets           0.52%                 -           0.86%                 -
  Portfolio turnover rate                                       69%               N/A             69%               N/A

                                                                 CLASS Y                        CLASS S                CLASS N
                                                                 -------                        -------                -------
                                                       YEAR ENDED      PERIOD ENDED   YEAR ENDED      PERIOD ENDED   PERIOD ENDED
                                                        12/31/02         12/31/01&     12/31/02         12/31/01&     12/31/02&&
                                                       ----------      ------------   ----------      ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.00      $      10.00   $    10.00      $      10.00   $     8.59
                                                       ----------      ------------   ----------      ------------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.11***              -         0.07***              -         0.00***+
  Net realized and unrealized loss on investments           (1.40)                -        (1.36)                -         0.04
                                                       ----------      ------------   ----------      ------------   ----------
       Total income (loss) from investment operations       (1.29)                -        (1.29)                -         0.04
                                                       ----------      ------------   ----------      ------------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.05)                -        (0.04)                -            -
                                                       ----------      ------------   ----------      ------------   ----------
NET ASSET VALUE, END OF PERIOD                         $     8.66      $      10.00   $     8.67      $      10.00   $     8.63
                                                       ==========      ============   ==========      ============   ==========
TOTAL RETURN@                                              (12.92)%               -       (12.92)%               -            -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $   19,708      $          1   $   44,356      $     10,001   $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   1.24%                -         1.20%                -            -++
     After expense waiver#                                   0.92%(a)             -         0.96%(a)             -            -++
  Net investment income to average daily net assets          1.32%                -         0.76%                -            -++
  Portfolio turnover rate                                      69%              N/A           69%              N/A           69%

  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  &&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++  AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +   NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP EQUITY FUND?

The  objectives and policies of the Fund are to:
-   achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-   utilize a value-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    -  offer above-average levels of profitability or superior growth potential
    -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -12.80%, significantly outperforming the -20.48% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

For the year overall, value stocks held up much better than growth stocks, especially in the small cap space. The Fund benefited from its value orientation versus the benchmark's blend of growth and value components. Additionally, stock selection played a significant role in our favorable relative return.

After pulling ahead of the benchmark by mid-year, we opened up a larger lead in the weak third quarter. The Fund's outperformance for the quarter was driven by stock selection in the health care, consumer discretionary and producer durables sectors. In health care, generic drug companies Pharmaceutical Resources and Taro Pharmaceutical Industries--a new holding added in the third quarter--were two of our leading contributors. Producer durables was one of the weakest sectors during the third quarter, as investors rotated their money out of cyclical sectors and into areas thought to be less dependent on the overall economy. Semiconductor equipment stock Helix Technology and electronic equipment holding Technitrol--two of our largest detractors for the quarter--reflected the difficult environment for producer durables. However, our favorable stock selection still added value, resulting in approximately two-thirds of the loss sustained by the benchmark in that sector.

With the exception of casino holding MTR Gaming Group, our consumer discretionary stock selection was favorable, due mainly to our focus on companies providing specialty products and services. Furthermore, although the Fund's sector weightings result primarily from our bottom-up stock picking process and not from top-down decisions, an underweighting in technology was beneficial to relative performance, as was stock selection in the sector.

During the fourth quarter, the Fund gave back some of its performance advantage over the benchmark. Temporarily shrugging off worries about a possible war with Iraq, a sputtering economy and other concerns, stocks turned in a broad-based rally. Reversing the trend in place for most of the year, growth outperformed value, giving the Russell 2000 Index an advantage over the Fund. By the same token, the health care and consumer discretionary sectors, which had held up well for most of 2002, were among the poorest performers in the fourth quarter. Our significant underweightings in technology and telecommunications, two of the strongest sectors during the quarter, detracted from the Fund's relative performance. Additionally, our stock selection in technology slightly hurt our relative results, despite a return in excess of 20% for the quarter.

Positive influences included an overweighting and favorable stock selection in producer durables, where Garmin Ltd. and Cognex made notable contributions. Stock selection was also favorable in financial services, energy and transportation. In the latter category, Heartland Express and Swift Transportation merited mention. Finally, underweightings in health care, materials and processing, and both the consumer staples and consumer discretionary sectors added to our results compared with the benchmark.

For the year overall, stock selection in health care, technology, consumer discretionary and producer durables--and sector positioning in health care, technology and financial services--were most helpful to our relative results.

WHAT IS YOUR OUTLOOK?

Looking ahead, our expectations for both the economy and the stock market are relatively modest, but we think that the chances for improved market conditions are good. Valuations, while not cheap, have retreated to near their long-term averages, while underlying business conditions continue to show incremental improvement in a number of industries. Assuming economic growth in the 3% range--a likely scenario--the stock market could finally see a modestly positive return in 2003. Further weakness caused by external events such as conflict with Iraq could be used to upgrade the Fund's holdings by purchasing shares of high-quality larger companies that fall into the small-cap universe, a tactic we also used in 2002. Overall, we believe that 2003 will present some attractive opportunities to apply our disciplined value style of management.

                                        MASSMUTUAL SMALL CAP EQUITY FUND
                                        LARGEST STOCK HOLDINGS (12/31/02)

                                       Carlisle Companies, Inc.
                                       Teleflex, Inc.
                                       Mid-Atlantic Realty Trust
                                       White Mountains Insurance Group Limited
                                       IPC Holdings Limited
                                       Garmin Limited
                                       Arbitron, Inc.
                                       Cognex Corp.
                                       Pharmaceutical Resources, Inc.
                                       Miller (Herman), Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Equity Fund Class S and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                             FIVE YEAR          SINCE INCEPTION
                          ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                      1/1/02 - 12/31/02   1/1/98 - 12/31/02   10/3/94 - 12/31/02
  Class S                  -12.80%             -1.21%                7.68%
  Russell 2000 Index       -20.48%             -1.36%                6.47%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                      CLASS S    RUSSELL 2000 INDEX
10/3/94             $   10,000      $   10,000
 Dec-94             $    9,734      $    9,813
 Dec-95             $   11,681      $   12,604
 Dec-96             $   14,346      $   14,683
 Dec-97             $   19,562      $   17,966
 Dec-98             $   17,797      $   17,509
 Dec-99             $   17,841      $   21,231
 Dec-00             $   20,372      $   20,589
 Dec-01             $   21,113      $   21,101
 Dec-02             $   18,410      $   16,779

Hypothetical Investments in MassMutual Small Cap Equity Fund Class A, Class Y and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                         FIVE YEAR         SINCE INCEPTION
                    ONE YEAR          AVERAGE ANNUAL        AVERAGE ANNUAL
                1/1/02 - 12/31/02   1/1/98 - 12/31/02     1/1/98 - 12/31/02
  Class A            -13.30%              -1.75%               -1.75%
  Class Y            -12.93%              -1.35%               -1.35%
  Russell 2000 Index -20.48%              -1.36%               -1.36%

[CHART]

               CLASS A       CLASS Y     RUSSELL 2000 INDEX
1/1/98      $   10,000    $   10,000             $   10,000
Dec-98      $    9,042    $    9,075             $    9,745
Dec-99      $    9,009    $    9,087             $   11,817
Dec-00      $   10,242    $   10,361             $   11,460
Dec-01      $   10,561    $   10,730             $   11,745
Dec-02      $    9,157    $    9,343             $    9,339

Hypothetical Investments in MassMutual Small Cap Equity Fund Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN


                                                 SINCE INCEPTION
                               ONE YEAR           AVERAGE ANNUAL
                           1/1/02 - 12/31/02    5/3/99 - 12/31/02
  Class L                      -13.07%                1.46%
  Russell 2000 Index           -20.48%               -1.96%

[CHART]

              CLASS L         RUSSELL 2000 INDEX
 5/3/99     $  10,000              $  10,000
 Dec-99     $  10,297              $  11,767
 Dec-00     $  11,735              $  11,411
 Dec-01     $  12,132              $  11,695
 Dec-02     $  10,546              $   9,299

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

DECEMBER 31, 2002

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------    ------------
EQUITIES -- 97.9%

AIR TRANSPORTATION -- 1.4%
SkyWest, Inc.                                            451,500    $  5,901,105
                                                                    ------------

BANKING, SAVINGS & LOANS -- 5.9%
Connecticut
  Bancshares, Inc.                                       107,300       4,125,685
First Republic Bank*                                     233,800       4,673,662
Pacific Capital Bancorp                                  288,766       7,349,095
Webster Financial Corp.                                  246,848       8,590,310
                                                                    ------------
                                                                      24,738,752
                                                                    ------------

BROADCASTING, PUBLISHING & PRINTING -- 2.8%
Gray Television, Inc.                                    613,050       5,977,237
Lin TV Corp. Cl. A*                                      225,800       5,498,230
                                                                    ------------
                                                                      11,475,467
                                                                    ------------

BUILDING MATERIALS & CONSTRUCTION -- 1.0%
ElkCorp                                                  234,300       4,053,390
                                                                    ------------

CHEMICALS -- 1.1%
Spartech Corp.                                           232,900       4,804,727
                                                                    ------------

COMMERCIAL SERVICES -- 7.4%
ABM Industries, Inc.                                     281,500       4,363,250
ADVO, Inc.*                                              174,900       5,741,967
Arbitron, Inc.*                                          309,000      10,351,500
Central Parking Corp.                                    298,500       5,629,710
Heidrick & Struggles
  International, Inc.*                                     6,500          95,355
Korn/Ferry International*                                195,100       1,459,348
National Processing, Inc.*                               201,500       3,234,075
                                                                    ------------
                                                                      30,875,205
                                                                    ------------

COMMUNICATIONS -- 2.2%
CT Communications, Inc.                                  630,600       7,125,780
Inet Technologies, Inc.*                                 305,100       1,861,110
                                                                    ------------
                                                                       8,986,890
                                                                    ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Veridian Corp.*                                          193,300       4,125,022
                                                                    ------------

COMPUTERS & INFORMATION -- 0.5%
ProQuest Co.*                                            110,800       2,171,680
                                                                    ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 14.4%
Cognex Corp.*                                            540,700       9,965,101
Garmin Limited*                                          370,300      10,849,790
Lattice
  Semiconductor Corp.*                                   806,000       7,068,620
Methode Electronics,
  Inc. Cl. A                                             492,700       5,404,919
Mykrolis Corp.*                                          521,400       3,806,220
Technitrol, Inc.                                         555,800       8,970,612
Teleflex, Inc.                                           321,100    $ 13,771,979
                                                                    ------------
                                                                      59,837,241
                                                                    ------------

ENERGY -- 2.8%
CAL Dive
  International, Inc.*                                   243,100       5,712,850
Rowan Companies, Inc.                                    152,800       3,468,560
Tidewater, Inc.                                           86,900       2,702,590
                                                                    ------------
                                                                      11,884,000
                                                                    ------------

ENTERTAINMENT & LEISURE -- 0.5%
Regal Entertainment
  Group Cl. A                                             89,200       1,910,664
                                                                    ------------

FINANCIAL SERVICES -- 7.7%
Chittenden Corp.                                         355,100       9,047,948
Eaton Vance Corp.                                        313,900       8,867,675
Fidelity Bankshares, Inc.                                199,900       3,578,210
Jefferies Group, Inc.                                    150,000       6,295,500
Stewart (W.P.) &
  Co. Limited                                            237,400       4,254,208
                                                                    ------------
                                                                      32,043,541
                                                                    ------------

FOODS -- 1.5%
Performance Food
  Group Co.*                                             186,300       6,326,562
                                                                    ------------

HEALTHCARE -- 1.6%
Community Health
  Systems, Inc.*                                         322,900       6,648,511
                                                                    ------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 3.3%
La-Z-Boy, Inc.                                           179,300       4,299,614
Miller (Herman), Inc.                                    512,300       9,426,320
                                                                    ------------
                                                                      13,725,934
                                                                    ------------

INDUSTRIAL -- DIVERSIFIED -- 3.4%
Carlisle Companies, Inc.                                 343,500      14,214,030
                                                                    ------------

INSURANCE -- 11.3%
The Commerce Group, Inc.                                 202,400       7,590,000
HCC Insurance
  Holdings, Inc.                                         216,800       5,333,280
IPC Holdings Limited*                                    366,000      11,543,640
Philadelphia Consolidated
  Holding Corp.*                                         224,500       7,947,300
ProAssurance Corp.*                                      115,200       2,419,200
White Mountains Insurance
  Group Limited                                           37,400      12,080,200
                                                                    ------------
                                                                      46,913,620
                                                                    ------------

MACHINERY & COMPONENTS -- 7.8%
Actuant Corp. Cl. A*                                     109,200    $  5,072,340
Hardinge, Inc.                                           429,150       3,540,488
Helix Technology Corp.                                   529,900       5,934,880
IDEX Corp.                                               113,300       3,704,910
Regal-Beloit Corp.                                       249,000       5,154,300
Roper Industries, Inc.                                   248,300       9,087,780
                                                                    ------------
                                                                      32,494,698
                                                                    ------------

MEDICAL SUPPLIES -- 7.0%
Biomet, Inc.                                             165,550       4,744,663
Coherent, Inc.*                                          470,000       9,376,500
Dionex Corp.*                                            271,400       8,052,438
Inveresk Research
  Group, Inc.*                                           314,500       6,783,765
                                                                    ------------
                                                                      28,957,366
                                                                    ------------

PHARMACEUTICALS -- 3.8%
Pharmaceutical
  Resources, Inc.*                                       329,600       9,822,080
Taro Pharmaceutical
  Industries Limited*                                    164,400       6,181,440
                                                                    ------------
                                                                      16,003,520
                                                                    ------------

REAL ESTATE -- 3.1%
Mid-Atlantic Realty Trust                                737,300      12,829,020
                                                                    ------------

TRANSPORTATION -- 6.4%
Heartland Express, Inc.*                                 309,090       7,081,561
Landstar System, Inc.*                                    81,000       4,727,160
Robinson (C.H.)
  Worldwide, Inc.                                        298,000       9,297,600
Swift Transportation
  Co., Inc.*                                             286,210       5,729,352
                                                                    ------------
                                                                      26,835,673
                                                                    ------------

TOTAL EQUITIES
(COST $444,865,754)                                                  407,756,618
                                                                    ------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
SHORT-TERM INVESTMENTS -- 11.0%

CASH EQUIVALENTS -- 8.1%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                 $  1,339,589       1,339,589
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                      796,421         796,421

    The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                    ------------   -------------
Bayerische Hypo-und
Vereinsbank Bank Note
1.240% 09/09/2003                                   $  3,982,107   $   3,982,107
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                    1,991,053       1,991,053
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                    1,791,948       1,791,948
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                          2,986,580       2,986,580
General Electric
  Capital Corp.
  1.300% 01/06/2003                                    1,986,740       1,986,740
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                      995,527         995,527
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                      199,105         199,105
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                      597,316         597,316
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                      597,316         597,316
Merrimac Money
  Market Fund                                          7,566,003       7,566,003
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                    1,991,053       1,991,053
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                    1,592,843       1,592,843
National Bank
  of Commerce
  1.400% 05/23/2003                                      995,527         995,527
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                    2,787,475       2,787,475
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                      597,316         597,316
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                      796,421         796,421
                                                                   -------------
                                                                      33,590,340
                                                                   -------------

REPURCHASE AGREEMENT -- 2.9%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                 $ 12,059,388   $  12,059,388

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   45,649,728
                                                                   -------------

TOTAL INVESTMENTS -- 108.9%
(COST $490,515,482)***                                               453,406,346

OTHER ASSETS/
(LIABILITIES) -- (8.9%)                                              (37,128,777)
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 416,277,569
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $12,060,058. Collateralized by U.S. Government Agency obligation with a rate of 4.50%, maturity date of 02/25/2032, and an aggregate market value, including accrued interest, of $12,662,358.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  DECEMBER 31, 2002
                                                                                  -----------------
ASSETS:
        Investments, at value (cost $444,865,754) (NOTE 2)                         $ 407,756,618
        Short-term investments, at amortized cost (NOTE 2)                            45,649,728
                                                                                   -------------
            Total Investments (including
              securities on loan with market values
              of $32,529,450)                                                        453,406,346
            Receivables from:
              Investments sold                                                         2,128,826
              Fund shares sold                                                           240,218
              Interest and dividends                                                     154,871
                                                                                   -------------
                 Total assets                                                        455,930,261
                                                                                   -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                      5,088,420
            Fund shares repurchased                                                      674,715
            Securities on loan (NOTE 2)                                               33,590,340
            Directors' fees and expenses (NOTE 3)                                          9,230
            Affiliates (NOTE 3):
                 Investment management fees                                              213,881
                 Administration fees                                                      44,560
                 Service fees                                                              5,605
        Accrued expense and other liabilities                                             25,941
                                                                                   -------------
                 Total liabilities                                                    39,652,692
                                                                                   -------------
        NET ASSETS                                                                 $ 416,277,569
                                                                                   =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                            $ 462,579,608
        Undistributed net investment income                                              191,928
        Accumulated net realized loss on investments                                  (9,384,831)
        Net unrealized depreciation on investments                                   (37,109,136)
                                                                                   -------------
                                                                                   $ 416,277,569
                                                                                   =============

NET ASSETS:
        Class A                                                                    $   9,079,338
                                                                                   =============
        Class L                                                                    $  45,886,969
                                                                                   =============
        Class Y                                                                    $  14,819,961
                                                                                   =============
        Class S                                                                    $ 346,389,845
                                                                                   =============
        Class N                                                                    $     101,456
                                                                                   =============
SHARES OUTSTANDING:
        Class A                                                                          894,211
                                                                                   =============
        Class L                                                                        4,506,790
                                                                                   =============
        Class Y                                                                        1,454,333
                                                                                   =============
        Class S                                                                       33,836,131
                                                                                   =============
        Class N                                                                           10,029
                                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                    $       10.15
                                                                                   =============
        Class L                                                                    $       10.18
                                                                                   =============
        Class Y                                                                    $       10.19
                                                                                   =============
        Class S                                                                    $       10.24
                                                                                   =============
        Class N                                                                    $       10.12
                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

STATEMENT OF OPERATIONS

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 2002
                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                $   5,037,960
        Interest (including securities lending income of $60,942)                      324,719
                                                                                 -------------
                Total investment income                                              5,362,679
                                                                                 -------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                          2,934,870
        Custody fees                                                                    73,092
        Audit and legal fees                                                            21,816
        Shareholder reporting fees                                                      19,535
        Directors' fees (NOTE 3)                                                        11,815
                                                                                 -------------
                                                                                     3,061,128

        Administration fees (NOTE 3):
            Class A                                                                     31,155
            Class L                                                                    155,599
            Class Y                                                                     29,695
            Class S                                                                    366,803
            Class N                                                                          1*
        Service fees (NOTE 3):
            Class A                                                                     23,285
            Class N                                                                          1*
        Miscellaneous fees                                                               1,323
                                                                                 -------------
                Total expenses                                                       3,668,990
        Fees paid indirectly (NOTE 3)                                                   (1,588)
                                                                                 -------------
            Net expenses                                                             3,667,402
                                                                                 -------------
            NET INVESTMENT INCOME                                                    1,695,277
                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                28,003,299
        Net change in unrealized appreciation (depreciation) on investments       (103,226,836)
                                                                                 -------------
                NET REALIZED AND UNREALIZED LOSS                                   (75,223,537)
                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ (73,528,260)
                                                                                 =============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $     1,695,277     $     2,827,262
        Net realized gain on investment transactions                                    28,003,299          51,617,726
        Net change in unrealized appreciation (depreciation) on investments           (103,226,836)        (38,203,575)
                                                                                   ---------------     ---------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (73,528,260)         16,241,413
                                                                                   ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                  -              (9,019)
        Class L                                                                            (99,670)           (121,972)
        Class Y                                                                            (53,006)            (71,793)
        Class S                                                                         (1,546,007)         (2,612,406)
                                                                                   ---------------     ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                              (1,698,683)         (2,815,190)
                                                                                   ---------------     ---------------
        Tax return of capital:
        Class L                                                                               (974)                  -
        Class Y                                                                               (518)                  -
        Class S                                                                            (15,100)                  -
                                                                                   ---------------     ---------------
            TOTAL TAX RETURN OF CAPITAL                                                    (16,592)                  -
                                                                                   ---------------     ---------------
        From net realized gains:
        Class A                                                                           (650,837)           (698,380)
        Class L                                                                         (3,268,461)         (3,479,531)
        Class Y                                                                         (1,061,752)         (1,250,796)
        Class S                                                                        (24,602,711)        (45,156,683)
                                                                                   ---------------     ---------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                (29,583,761)        (50,585,390)
                                                                                   ---------------     ---------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                          2,857,569           4,670,925
        Class L                                                                         13,551,688          21,237,725
        Class Y                                                                          2,855,443           8,937,615
        Class S                                                                       (111,987,304)          1,643,052
        Class N                                                                            100,500*                  -
                                                                                   ---------------     ---------------
            INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE
              TRANSACTIONS                                                             (92,622,104)         36,489,317
                                                                                   ---------------     ---------------
        TOTAL DECREASE IN NET ASSETS                                                  (197,449,400)           (669,850)
NET ASSETS:
        Beginning of year                                                              613,726,969         614,396,819
                                                                                   ---------------     ---------------
        End of year (including undistributed net investment income of
           $191,928 and $263,248, respectively)                                    $   416,277,569     $   613,726,969
                                                                                   ===============     ===============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                CLASS A
                                                                                -------
                                              YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               12/31/02        12/31/01         12/31/00        12/31/99        12/31/98+
                                              ----------      ----------       ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $   12.62       $   13.36         $   13.56       $   14.07       $   17.48
                                              ---------       ---------         ---------       ---------       ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    (0.01)***       (0.00)***++        0.01***         0.07***         0.03***
  Net realized and unrealized gain (loss)
    on investments                                (1.68)           0.42              1.82           (0.13)          (1.78)
                                              ---------       ---------         ---------       ---------       ---------
       Total income (loss) from investment
         operations                               (1.69)           0.42              1.83           (0.06)          (1.75)
                                              ---------       ---------         ---------       ---------       ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          -           (0.01)            (0.08)          (0.09)          (0.12)
  From net realized gains                         (0.78)          (1.15)            (1.95)          (0.36)          (1.54)
                                              ---------       ---------         ---------       ---------       ---------
       Total distributions                        (0.78)          (1.16)            (2.03)          (0.45)          (1.66)
                                              ---------       ---------         ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                $   10.15       $   12.62         $   13.36       $   13.56       $   14.07
                                              =========       =========         =========       =========       =========

TOTAL RETURN@                                    (13.30)%          3.12%            13.68%          (0.36)%         (9.58)%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   9,079       $   8,361         $   4,093       $     262       $     174
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                         1.19%           1.19%             1.19%           1.22%           1.30%
     After expense waiver                          1.19% (a)        N/A               N/A             N/A             N/A
  Net investment income (loss) to average
     daily net assets                             (0.13)%         (0.01)%            0.07%           0.49%           0.19%
  Portfolio turnover rate                            49%             91%               61%             34%             31%

                                                                                    CLASS L
                                                                                    -------
                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                            12/31/02         12/31/01         12/31/00         12/31/99&
                                                           ----------       ----------       ----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    12.65       $    13.38       $    13.55       $    13.66
                                                           ----------       ----------       ----------       ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.01***          0.03***          0.05***          0.08***
  Net realized and unrealized gain (loss) on investments        (1.68)            0.43             1.82             0.32
                                                           ----------       ----------       ----------       ----------
       Total income (loss) from investment operations           (1.67)            0.46             1.87             0.40
                                                           ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.02)           (0.04)           (0.09)           (0.15)
  Tax return of capital                                         (0.00)++             -                -                -
  From net realized gains                                       (0.78)           (1.15)           (1.95)           (0.36)
                                                           ----------       ----------       ----------       ----------
       Total distributions                                      (0.80)           (1.19)           (2.04)           (0.51)
                                                           ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                             $    10.18       $    12.65       $    13.38       $    13.55
                                                           ==========       ==========       ==========       ==========
TOTAL RETURN@                                                  (13.07)%           3.38%           13.97%            2.97%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   45,887       $   42,174       $   22,795       $    1,634
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.94%            0.94%            0.94%            0.94%*
     After expense waiver                                        0.94%(a)          N/A              N/A              N/A
  Net investment income to average daily net assets              0.12%            0.25%            0.34%            0.83%*
  Portfolio turnover rate                                          49%              91%              61%              34%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
++  NET INVESTMENT LOSS AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
& FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                  CLASS Y
                                                                                  -------
                                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 12/31/02         12/31/01         12/31/00         12/31/99         12/31/98+
                                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    12.66       $    13.39       $    13.56       $    14.06       $    17.51
                                                ----------       ----------       ----------       ----------       ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.03***          0.05***          0.08***          0.12***          0.11***
  Net realized and unrealized gain (loss)
     on investments                                  (1.68)            0.44             1.79            (0.11)           (1.81)
                                                ----------       ----------       ----------       ----------       ----------
       Total income (loss) from investment
         operations                                  (1.65)            0.49             1.87             0.01            (1.70)
                                                ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.04)           (0.07)           (0.09)           (0.15)           (0.21)
  Tax return of capital                              (0.00)++             -                -                -                -
  From net realized gains                            (0.78)           (1.15)           (1.95)           (0.36)           (1.54)
                                                ----------       ----------       ----------       ----------       ----------
       Total distributions                           (0.82)           (1.22)           (2.04)           (0.51)           (1.75)
                                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                  $    10.19       $    12.66       $    13.39       $    13.56       $    14.06
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN@                                       (12.93)%           3.56%           14.02%            0.13%           (9.25)%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $   14,820       $   15,265       $    7,444       $    3,990       $      568
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                            0.79%            0.79%            0.78%            0.80%            0.85%
     After expense waiver                             0.79%(a)          N/A              N/A              N/A              N/A
  Net investment income to average daily
    net assets                                        0.27%            0.40%            0.54%            0.86%            0.67%
  Portfolio turnover rate                               49%              91%              61%              34%              31%

                                                                        CLASS S                                      CLASS N
                                                                        -------                                      -------
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                              12/31/02      12/31/01      12/31/00      12/31/99      12/31/98(1)   12/31/02&&
                                             ----------    ----------    ----------    ----------     -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   12.71     $   13.43     $   13.58     $   14.06       $   16.61   $   10.02
                                             ---------     ---------     ---------     ---------       ---------   ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.04***       0.07***       0.10***       0.14***         0.13       (0.00)***++
  Net realized and unrealized gain (loss)
     on investments                              (1.68)         0.43          1.80         (0.11)          (1.67)       0.10
                                             ---------     ---------     ---------     ---------       ---------   ---------
       Total income (loss) from
         investment operations                   (1.64)         0.50          1.90          0.03           (1.54)       0.10
                                             ---------     ---------     ---------     ---------       ---------   ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.05)        (0.07)        (0.10)        (0.15)          (0.13)          -
  Tax return of capital                          (0.00)++                        -             -               -           -
  From net realized gains                        (0.78)        (1.15)        (1.95)        (0.36)          (0.88)          -
                                             ---------     ---------     ---------     ---------       ---------   ---------
       Total distributions                       (0.83)        (1.22)        (2.05)        (0.51)          (1.01)          -
                                             ---------     ---------     ---------     ---------       ---------   ---------
NET ASSET VALUE, END OF PERIOD               $   10.24     $   12.71     $   13.43     $   13.58       $   14.06   $   10.12
                                             =========     =========     =========     =========       =========   =========
TOTAL RETURN@                                   (12.80)%        3.63%        14.19%         0.25%          (9.02)%         -^
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $ 346,390     $ 547,927     $ 580,065     $ 640,600       $ 682,578   $     101
  Ratio of expenses to average daily
   net assets:
     Before expense waiver                        0.69%         0.69%         0.68%         0.67%           0.64%          -^
     After expense waiver                         0.69%(a)       N/A           N/A           N/A             N/A           -^
  Net investment income to average
   daily net assets                               0.37%         0.50%         0.68%         1.03%           0.86%          -^
  Portfolio turnover rate                           49%           91%           61%           34%             31%         49%

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
&&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
^    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
++   NET INVESTMENT LOSS AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER
     SHARE.
(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective May 1, 2002, Navellier & Associates, Inc. replaced Morgan Stanley Investments, LP ("Morgan Stanley"), as the MassMutual Mid Cap Growth Equity Fund's sub-adviser. The decision to replace Morgan Stanley as sub-adviser was made due to changes at Morgan Stanley, including the lead portfolio manager's departure from the firm.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalizations, at the time of purchase, of $2 billion to $10 billion)
- focus on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace
- utilize an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -27.93%, trailing the -17.80% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks. However, the Fund finished about in line with the -27.41% mark of the Russell MidCap Growth Index, which tracks the performance of mid-cap growth stocks.

WHAT FACTORS INFLUENCE THE FUND'S PERFORMANCE?

Much of the Fund's underperformance versus the Russell 2500 Index was attributable to the fact that value held up much better than growth in the first half of the year. For example, the Russell 2500 Growth Index, which reflects activity on the growth side of the Russell 2500 Index, fell 19.24% in the first half of the year, while the Russell 2500 Value Index, reflecting the small- and mid-cap value universe, had a gain of 3.74%. The Russell 2500 Index, which includes a mix of value and growth stocks, benefited from this trend.

In the third quarter, the first full quarter in which we managed the Fund, our -13.34% return was substantially better than either the -18.67% of the Russell 2500 Index or the -17.18% return of the Russell MidCap Growth Index. Mid-cap growth stocks performed somewhat better than those in the small-cap space while underperforming the large-cap growth sector during the quarter. As stocks headed lower amid worries about a double-dip recession, investors preferred stocks with larger capitalizations on the assumption that they might be safer.

Stock selection was one of the main reasons for our outperformance, accounting for approximately 89% of our performance edge over the Russell MidCap Growth Index. Stock picking in the consumer discretionary and technology sectors was particularly favorable for us. Some of our best picks included Schein Henry, Michael's Stores, Dentsply Intl., Alberto Culver, and Symantec. On the down side, stocks that detracted from performance included Supervalu, Pactiv, Logitech International, PMI Group and D.R. Horton.

In mid-October, bargain hunters were lured by attractive valuations and ignited a rally that lasted through November. However, the Fund's relative performance was not good during the quarter, as the stocks that led the rally were mainly those with questionable fundamentals that had been beaten down most earlier in the year. Our focus, on the other hand, is on high-quality stocks with the potential for above-average, long-term growth. Consequently, the Fund suffered a 1.32% loss for the quarter, versus a 6.64% gain for the Russell 2500 Index. Our performance compared with the Russell MidCap Growth Index, which gained 9.16%, was even worse. Detractors for the Fund included Electronic Arts, Michael's Stores, Schein Henry, Human and Nvidia. Holdings that most helped our performance were Cognos, Ticketmaster, Coach, Symantec and Expedia.

WHAT IS YOUR OUTLOOK?
In the second half of the year, we saw the performance disparity between growth and value stocks begin to disappear. Given the steep declines in the growth sector over the past several years, we believe that mid-cap growth stocks are an attractive place to be going forward. In particular, we like the chances for the Fund's holdings, as they reflect the results of applying our disciplined methodology for identifying stocks with a favorable mix of risk and potential reward.

                                      MASSMUTUAL MID CAP GROWTH EQUITY FUND
                                        LARGEST STOCK HOLDINGS (12/31/02)

                                      Cognos, Inc.
                                      Symantec Corp.
                                      Coach, Inc.
                                      Hudson City Bancorp, Inc.
                                      Apollo Group, Inc. Cl. A
                                      Pixar, Inc.
                                      Adobe Systems, Inc.
                                      Electronic Arts, Inc.
                                      Hotels.com Cl. A
                                      Williams-Sonoma, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index.

MASSMUTUAL MID CAP GROWTH EQUITY FUND TOTAL RETURN

                                                  SINCE INCEPTION
                              ONE YEAR             AVERAGE ANNUAL
                          1/1/02 - 12/31/02      5/3/99 - 12/31/02
Class S                       -27.93%                 -10.80%
Class A                       -28.24%                 -11.19%
Class Y                       -27.97%                 -10.86%
Class L                       -28.03%                 -10.95%
------------------------------------------------------------------
Russell 2500 Index            -17.80%                   1.02%
------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S        CLASS A       CLASS Y        CLASS L       RUSSELL 2500 INDEX
5/3/99        $ 10,000.00    $ 10,000.00     $ 10,000.00    $ 10,000.00           $ 10,000.00
Dec-99        $ 13,340.00    $ 13,900.00     $ 13,940.00    $ 13,930.00           $ 11,961.00
Dec-00        $ 12,949.00    $ 12,859.00     $ 12,949.00    $ 12,919.00           $ 12,472.00
Dec-01        $ 9,127.00     $  9,021.00     $  9,108.00    $  9,084.00           $ 12,624.00
Dec-02        $ 6,578.00     $  6,473.00     $  6,561.00    $  6,537.00           $ 10,378.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                   NUMBER OF           MARKET
                                                    SHARES             VALUE
                                                  -----------      -------------
EQUITIES -- 96.8%

APPAREL, TEXTILES & SHOES -- 5.4%
Coach, Inc.*                                          125,000      $   4,115,000
Ross Stores, Inc.                                      35,500          1,504,845
                                                                   -------------
                                                                       5,619,845
                                                                   -------------
BANKING, SAVINGS & LOANS -- 6.0%
Hudson City Bancorp, Inc.                             206,800          3,852,684
North Fork
  Bancorporation, Inc.                                 71,400          2,409,036
                                                                   -------------
                                                                       6,261,720
                                                                   -------------
BROADCASTING, PUBLISHING & PRINTING -- 1.7%
Westwood One, Inc.*                                    48,000          1,793,280
                                                                   -------------
COMMERCIAL SERVICES -- 9.5%
Apollo Group, Inc. Cl. A*                              85,000          3,740,000
Hotels.com Cl. A*                                      60,800          3,321,504
Moody's Corp.                                          70,000          2,890,300
                                                                   -------------
                                                                       9,951,804
                                                                   -------------
COMMUNICATIONS -- 2.2%
L-3 Communications
  Holdings, Inc.*                                      51,000          2,290,410
                                                                   -------------
COMPUTER PROGRAMMING SERVICES -- 1.7%
Mercury Interactive Corp.*                             59,000          1,749,350
                                                                   -------------
COMPUTERS & INFORMATION -- 9.5%
CDW Computer
  Centers, Inc.*                                       51,000          2,236,350
Cognos, Inc.*                                         196,000          4,596,200
Lexmark
  International, Inc.*                                 51,000          3,085,500
                                                                   -------------
                                                                       9,918,050
                                                                   -------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 10.5%
American Power
  Conversion Corp.*                                   210,000          3,181,500
Energizer Holdings, Inc.*                             103,000          2,873,700
Nvidia Corp.*                                         214,100          2,464,291
Qlogic Corp.*                                          72,000          2,484,720
                                                                   -------------
                                                                      11,004,211
                                                                   -------------
ENERGY -- 3.5%
Apache Corp.                                           36,000          2,051,640
Devon Energy Corp.                                     35,000          1,606,500
                                                                   -------------
                                                                       3,658,140
                                                                   -------------
HEALTHCARE -- 6.4%
Lincare Holdings, Inc.*                                64,000      $   2,023,680
Oxford Health Plans, Inc.*                             64,500          2,351,025
Patterson Dental Co.*                                  52,000          2,274,480
                                                                   -------------
                                                                       6,649,185
                                                                   -------------
INDUSTRIAL - DIVERSIFIED -- 1.6%
ITT Industries, Inc.                                   27,300          1,656,837
                                                                   -------------
MEDICAL SUPPLIES -- 3.9%
Dentsply International, Inc.                           64,500          2,401,916
Varian Medical
  Systems, Inc.*                                       35,000          1,736,000
                                                                   -------------
                                                                       4,137,916
                                                                   -------------
PHARMACEUTICALS -- 2.3%
Gilead Sciences, Inc.*                                 70,000          2,380,000
                                                                   -------------
PREPACKAGED SOFTWARE -- 16.7%
Adobe Systems, Inc.                                   140,000          3,487,400
Electronic Arts, Inc.*                                 67,600          3,364,452
Intuit, Inc.*                                          51,000          2,392,920
Pixar, Inc.*                                           68,000          3,603,320
Symantec Corp.*                                       112,800          4,562,760
                                                                   -------------
                                                                      17,410,852
                                                                   -------------
RETAIL -- 10.7%
AutoZone, Inc.*                                        45,600          3,221,640
Michaels Stores, Inc.*                                 63,000          1,971,900
Petsmart, Inc.*                                       161,000          2,757,930
Williams-Sonoma, Inc.*                                121,100          3,287,865
                                                                   -------------
                                                                      11,239,335
                                                                   -------------
RETAIL - INTERNET -- 2.2%
Amazon.com, Inc.*                                     123,000          2,323,470
                                                                   -------------
Transportation -- 3.0%
Expedia, Inc. Cl. A*                                   46,600          3,118,947
                                                                   -------------
TOTAL EQUITIES
(COST $105,212,811)                                                  101,163,352
                                                                   =============

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                  -----------      -------------
SHORT-TERM INVESTMENTS -- 32.4%

CASH EQUIVALENTS -- 28.5%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                               $ 1,186,714          1,186,714
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                   705,533            705,533
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                               $ 3,527,663      $   3,527,663
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                 1,763,832          1,763,832
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                 1,587,448          1,587,448
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                       2,645,747          2,645,747
General Electric
  Capital Corp.
  1.300% 01/06/2003                                 1,760,010          1,760,010
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                   881,916            881,916
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                   176,383            176,383
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                   529,149            529,149
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                   529,149            529,149
Merrimac Money
  Market Fund                                       6,702,560          6,702,560
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                 1,763,832          1,763,832
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                 1,411,065          1,411,065
National Bank of
  Commerce
  1.400% 05/23/2003                                   881,916            881,916
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                 2,469,364          2,469,364
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                   529,149            529,149
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                   705,533            705,533
                                                                   -------------
                                                                      29,756,963
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL          MARKET
                                                    AMOUNT             VALUE
                                                  -----------      -------------
REPURCHASE AGREEMENT -- 3.9%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                               $ 4,077,840      $   4,077,840
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   33,834,803
                                                                   -------------

TOTAL INVESTMENTS -- 129.2%
(COST $139,047,614)***                                               134,998,155

OTHER ASSETS/
(LIABILITIES) -- (29.2%)                                             (30,519,478)
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 104,478,677
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,078,067. Collateralized by U.S. Government Agency obligation with a rate of 1.97%, maturity date of 12/25/2030, and aggregate market value, including accrued interest, of $4,283,080.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
ASSETS:
        Investments, at value (cost $105,212,811) (NOTE 2)                                       $ 101,163,352
        Short-term investments, at amortized cost (NOTE 2)                                          33,834,803
                                                                                                 -------------
            Total Investments (including securities on loan with market
              values of $28,804,073)                                                               134,998,155
        Receivables from:
            Fund shares sold                                                                           135,421
            Interest and dividends                                                                      19,061
                                                                                                 -------------
                 Total assets                                                                      135,152,637
                                                                                                 -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                      713,667
            Fund shares repurchased                                                                     81,410
            Securities on loan (NOTE 2)                                                             29,756,963
            Directors' fees and expenses (NOTE 3)                                                        3,317
            Affiliates (NOTE 3):
                 Investment management fees                                                             66,473
                 Administration fees                                                                    18,390
                 Service fees                                                                           15,357
        Accrued expense and other liabilities                                                           18,383
                                                                                                 -------------
                 Total liabilities                                                                  30,673,960
                                                                                                 -------------
        NET ASSETS                                                                               $ 104,478,677
                                                                                                 =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $ 235,110,870
        Accumulated net investment loss                                                                 (2,944)
        Accumulated net realized loss on investments                                              (126,579,790)
        Net unrealized depreciation on investments                                                  (4,049,459)
                                                                                                 -------------
                                                                                                 $ 104,478,677
                                                                                                 =============
NET ASSETS:
        Class A                                                                                  $  23,351,463
                                                                                                 =============
        Class L                                                                                  $  24,203,945
                                                                                                 =============
        Class Y                                                                                  $   9,379,452
                                                                                                 =============
        Class S                                                                                  $  47,443,439
                                                                                                 =============
        Class N                                                                                  $     100,378
                                                                                                 =============
SHARES OUTSTANDING:
        Class A                                                                                      3,978,129
                                                                                                 =============
        Class L                                                                                      4,083,050
                                                                                                 =============
        Class Y                                                                                      1,575,340
                                                                                                 =============
        Class S                                                                                      7,956,576
                                                                                                 =============
        Class N                                                                                         17,150
                                                                                                 =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $        5.87
                                                                                                 =============
        Class L                                                                                  $        5.93
                                                                                                 =============
        Class Y                                                                                  $        5.95
                                                                                                 =============
        Class S                                                                                  $        5.96
                                                                                                 =============
        Class N                                                                                  $        5.85
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                  YEAR ENDED
                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                                $     387,261
        Interest (including securities lending income of $62,066)                                      100,044
                                                                                                 -------------
                Total investment income                                                                487,305
                                                                                                 -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                            871,121
        Custody fees                                                                                    26,508
        Audit and legal fees                                                                            20,743
        Shareholder reporting fees                                                                       6,605
        Directors' fees (NOTE 3)                                                                         2,908
                                                                                                 -------------
                                                                                                       927,885
        Administration fees (NOTE 3):
            Class A                                                                                     79,612
            Class L                                                                                     81,041
            Class Y                                                                                     17,219
            Class S                                                                                     53,610
            Class N                                                                                          1*
        Service fees (NOTE 3):
            Class A                                                                                     64,726
            Class N                                                                                          1*
        Miscellaneous fees                                                                               1,323
                                                                                                 -------------
                Total expenses                                                                       1,225,418
        Expenses waived (NOTE 3)                                                                       (16,728)
                                                                                                 -------------
            Net expenses                                                                             1,208,690
                                                                                                 -------------
            NET INVESTMENT LOSS                                                                       (721,385)
                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                               (33,542,944)
        Net change in unrealized appreciation (depreciation) on investments                         (7,482,549)
                                                                                                 -------------
                NET REALIZED AND UNREALIZED LOSS                                                   (41,025,493)
                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (41,746,878)
                                                                                                 =============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED          YEAR ENDED
                                                                                     DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                              $    (721,385)    $     (836,802)
        Net realized loss on investment transactions                                       (33,542,944)       (82,002,380)
        Net change in unrealized appreciation (depreciation) on investments                 (7,482,549)        15,506,269
                                                                                         -------------     --------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (41,746,878)       (67,332,913)
                                                                                         -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                      -             (3,186)
        Class Y                                                                                      -             (6,099)
        Class S                                                                                      -           (117,281)
                                                                                         -------------     --------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                           -           (126,566)
                                                                                         -------------     --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                              4,848,505         11,225,009
        Class L                                                                              4,638,710         10,608,761
        Class Y                                                                                476,039        (22,054,968)
        Class S                                                                            (13,153,240)        (3,590,696)
        Class N                                                                                100,500*                 -
                                                                                         -------------     --------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         (3,089,486)        (3,811,894)
                                                                                         -------------     --------------
        TOTAL DECREASE IN NET ASSETS                                                       (44,836,364)       (71,271,373)
NET ASSETS:
        Beginning of year                                                                  149,315,041        220,586,414
                                                                                         -------------     --------------
        End of year (including accumulated net investment loss of $2,944 and
           distributions in excess of net investment income of $2,108, respectively)     $ 104,478,677     $  149,315,041
                                                                                         =============     ==============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                12/31/02         12/31/01         12/31/00         12/31/99+
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.18       $    11.66       $    13.90       $     10.00
                                                               ----------       ----------       ----------       ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.06)***        (0.08)***        (0.13)***          (0.07)***
  Net realized and unrealized gain (loss) on investments            (2.25)           (3.40)           (0.84)              3.97
                                                               ----------       ----------       ----------       ------------
       Total income (loss) from investment operations               (2.31)           (3.48)           (0.97)              3.90
                                                               ----------       ----------       ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                                 -                -            (0.01)                 -
  From net realized gains                                               -                -            (1.26)                 -
                                                               ----------       ----------       ----------       ------------
       Total distributions                                              -                -            (1.27)                 -
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                                 $     5.87       $     8.18       $    11.66       $      13.90
                                                               ==========       ==========       ==========       ============
TOTAL RETURN@                                                      (28.24)%         (29.85)%          (7.49)%            39.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   23,351       $   27,226       $   25,239       $        682
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.30%            1.30%            1.33%              1.36%*
     After expense waiver#                                           1.29%            1.27%            1.28%               N/A
  Net investment loss to average daily net assets                   (0.90)%          (0.86)%          (0.91)%            (0.86)%*
  Portfolio turnover rate                                             284%             160%             153%               127%**

                                                                                           CLASS L
                                                                                           -------
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                12/31/02         12/31/01         12/31/00         12/31/99+
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.24       $    11.72       $    13.93       $      10.00
                                                               ----------       ----------       ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.04)***        (0.05)***        (0.09)***          (0.05)***
  Net realized and unrealized gain (loss) on investments            (2.27)           (3.43)           (0.85)              3.98
                                                               ----------       ----------       ----------       ------------
       Total income (loss) from investment operations               (2.31)           (3.48)           (0.94)              3.93
                                                               ----------       ----------       ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -            (0.00)****           -                  -
  Tax return of capital                                                 -                -            (0.01)                 -
  From net realized gains                                               -                -            (1.26)                 -
                                                               ----------       ----------       ----------       ------------
       Total distributions                                              -            (0.00)           (1.27)                 -
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                                 $     5.93       $     8.24       $    11.72       $      13.93
                                                               ==========       ==========       ==========       ============
TOTAL RETURN@                                                      (28.03)%         (29.68)%          (7.26)%            39.30%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   24,204       $   28,351       $   27,061       $      4,642
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.05%            1.05%            1.08%              1.12%*
     After expense waiver#                                           1.04%            1.02%            1.03%               N/A
  Net investment loss to average daily net assets                   (0.65)%          (0.61)%          (0.65)%            (0.63)%*
  Portfolio turnover rate                                             284%             160%             153%               127%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS Y
                                                                                           -------
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                12/31/02         12/31/01         12/31/00          12/31/99&
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     8.26       $    11.75       $    13.94       $      10.00
                                                               ----------       ----------       ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.03)***        (0.05)***        (0.07)***          (0.04)***
  Net realized and unrealized gain (loss) on investments            (2.28)           (3.44)           (0.85)              3.98
                                                               ----------       ----------       ----------       ------------
       Total income (loss) from investment operations               (2.31)           (3.49)           (0.92)              3.94
                                                               ----------       ----------       ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -            (0.00)****           -                  -
  Tax return of capital                                                 -                -            (0.01)                 -
  From net realized gains                                               -                -            (1.26)                 -
                                                               ----------       ----------       ----------       ------------
       Total distributions                                              -            (0.00)           (1.27)                 -
                                                               ----------       ----------       ----------       ------------
NET ASSET VALUE, END OF PERIOD                                 $     5.95       $     8.26       $    11.75       $      13.94
                                                               ==========       ==========       ==========       ============
TOTAL RETURN@                                                      (27.97)%         (29.67)%          (7.11)%            39.40%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $    9,379       $   12,490       $   48,079       $     41,952
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.90%            0.90%            0.92%              0.98%*
     After expense waiver#                                           0.89%            0.87%            0.88%               N/A
  Net investment loss to average daily net assets                   (0.50)%          (0.49)%          (0.50)%            (0.48)%*
  Portfolio turnover rate                                             284%             160%             153%               127%**

                                                                        CLASS S                                    CLASS N
                                                                        -------                                    -------
                                              YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                               12/31/02         12/31/01        12/31/00        12/31/99&         12/31/02&&
                                              ----------       ----------      ----------      ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     8.27       $    11.75      $    13.94      $      10.00      $       5.86
                                              ----------       ----------      ----------      ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                              (0.03)***        (0.04)***       (0.06)***         (0.02)***         (0.00)***+
  Net realized and unrealized gain (loss)
   on investments                                  (2.28)           (3.43)          (0.86)             3.96             (0.01)
                                              ----------       ----------      ----------      ------------      ------------
       Total income (loss) from investment
         operations                                (2.31)           (3.47)          (0.92)             3.94             (0.01)
                                              ----------       ----------      ----------      ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -            (0.01)              -                 -                 -
  Tax return of capital                                -                -           (0.01)                -                 -
  From net realized gains                              -                -           (1.26)                -                 -
                                              ----------       ----------      ----------      ------------      ------------
       Total distributions                             -            (0.01)          (1.27)                -                 -
                                              ----------       ----------      ----------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                $     5.96       $     8.27      $    11.75      $      13.94      $       5.85
                                              ==========       ==========      ==========      ============      ============
TOTAL RETURN@                                     (27.93)%         (29.52)%         (7.11)%           39.40%**              -++

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   47,443       $   81,248      $  120,207      $     60,279      $        100
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                          0.83%            0.83%           0.85%             0.89%*               -++
     After expense waiver#                          0.82%            0.80%           0.81%              N/A                 -++
  Net investment loss to average daily
    net assets                                     (0.43)%          (0.40)%         (0.43)%           (0.32)%*              -++
  Portfolio turnover rate                            284%             160%            153%              127%**            284%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
& FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
&&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID CAP GROWTH EQUITY II FUND?

The objectives and policies of the Fund are to:

-   achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalizations, at the time of purchase that fall within the range of companies in the S&P MidCap 400 Index or the Russell MidCap Growth Index)
-   utilize a growth-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
    -offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -21.04%, trailing the -14.52% return of the S&P MidCap 400 Index, a market capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks. However, the Fund edged the Russell MidCap Growth Index, which tracks the performance of mid-cap growth stocks and which returned -27.41%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

During the first half of the year, the Fund was at a disadvantage to the benchmark because value stocks held up much better than the growth sector in both the first and second quarters. The S&P MidCap 400 Index contains a blend of value and growth components, while our bias is toward the growth side. The third quarter was a disaster from the perspective of absolute returns, as U.S. stocks posted their largest quarterly losses since the crash of 1987. The Fund improved its relative performance but still trailed the benchmark, returning -18.86% during the quarter compared with -16.54% for the S&P MidCap 400 Index and -17.18% for the more aggressive Russell MidCap Growth Index. Over complete market cycles, it is our goal to outperform both of these indexes with our emphasis on growth at a reasonable price. Moreover, we aim for superior performance with less volatility than the Russell MidCap Growth Index.

The Fund's underperformance in the third quarter was primarily attributable to its relatively large positions in business services and retail stocks, which did well over the past two years but struggled during the quarter. Significant detractors included discount retailer Dollar Tree Stores, electronic transaction processor Certegy and insurer and variable annuity provider Allmerica Financial. Despite the retail industry's poor showing, the fundamentals at Dollar Tree remained strong, in our opinion. Certegy was one of several in its industry to issue an earnings warning, while Allmerica responded more to the unfavorable market environment than to specific developments at the company.

In the fourth quarter, stocks enjoyed a rally led by oversold growth stocks in the telecommunications and technology sectors. The Fund posted a strong gain of 8.59%, versus 5.83% for the S&P MidCap 400 Index and 9.16% for the Russell MidCap Growth Index. Information technology and industrials and business services were the sectors contributing most positively to performance, while health care detracted the most. Looking at individual holdings, business process outsourcing company Affiliated Computer Services, natural foods grocery chain Whole Foods Markets and document storage provider Iron Mountain had a positive impact on the Fund's return. Affiliated Computer Services continued to win new contracts, while Whole Foods Markets posted strong same-store sales. Low-tech, steady growth company Iron Mountain benefited from the news that Berkshire Hathaway, the firm run by prominent investor Warren Buffett, took a significant position in the stock.

New purchases in the second half of the year included boat manufacturer Brunswick, semiconductor firm Microchip Technology, instrumentation and control company Roper Industries, generic drug makers Barr Laboratories and Mylan Laboratories, and Newmont Mining, the world's largest gold mining company. We reduced or eliminated positions in waste hauler Republic Services, exploration and production company Devon Energy, video game software maker Electronic Arts, Affiliated Computer Services, Capital One Financial and Shire Pharmaceuticals. Affiliated Computer Services remained a core holding at the end of the period, however.

WHAT IS YOUR OUTLOOK?

We expect a gradually strengthening economy to benefit the stock market in 2003. Prospects for mid-cap growth stocks are especially favorable, as mid-cap valuations are currently more modest than those in the large-cap space, while projected earnings growth remains higher for mid-caps. We have responded to the improving macroeconomic environment and sharply falling share prices--especially among growth stocks--by positioning the Fund somewhat less defensively than it was at the beginning of 2002.

We should reiterate, however, that we do not foresee a rapid return to a high-growth economy, nor do we expect the best growth opportunities to be confined to the technology and telecommunications sectors. Rather, we believe that attractive opportunities are likely to be found in a variety of sectors, and that investors will reward companies with a combination of favorable growth prospects, coherent business plans and solid balance sheets.

                           MASSMUTUAL MID CAP GROWTH EQUITY II FUND
                           LARGEST STOCK HOLDINGS (12/31/02)
                           Omnicare, Inc.
                           Whole Foods Market, Inc.
                           Government Reserve Investment Fund
                           Affiliated Computer Services, Inc. Cl. A
                           ChoicePoint, Inc.
                           Anthem, Inc.
                           BJ Services Co.
                           Waddell & Reed Financial, Inc. Cl. A
                           Family Dollar Stores, Inc.
                           Danaher Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the S&P Mid Cap 400 Index.

  MASSMUTUAL MID CAP GROWTH EQUITY II FUND
  TOTAL RETURN

                                                     SINCE INCEPTION
                              ONE YEAR               AVERAGE ANNUAL
                         1/1/02 - 12/31/02         6/1/00 - 12/31/02
  Class S                      -21.04%                    -7.30%
  Class A                      -21.39%                    -7.74%
  Class Y                      -21.06%                    -7.34%
  Class L                      -21.22%                    -7.52%
  S&P Mid Cap 400
  Index                        -14.52%                    -2.78%

GROWTH OF A $10,000 INVESTMENT SINCE  INCEPTION

            CLASS S      CLASS A     CLASS Y    CLASS L     S&P Mid Cap 400 Index
6/1/00     $ 10,000     $ 10,000    $ 10,000     $ 10,000           $ 10,000
Dec-00     $ 10,510     $ 10,480    $ 10,510     $ 10,500           $ 10,941
Dec-01     $ 10,410     $ 10,330    $ 10,400     $ 10,370           $ 10,876
Dec-02     $  8,220     $  8,120    $  8,210     $  8,170           $  9,297

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P MID CAP 400 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                         NUMBER OF      MARKET
                                                          SHARES         VALUE
                                                      ------------   -------------
EQUITIES -- 94.9%

ADVERTISING -- 1.3%
Catalina
  Marketing Corp.*                                          86,000   $   1,591,000
Lamar Advertising Co.*                                      46,000       1,547,900
                                                                     -------------
                                                                         3,138,900
                                                                     -------------

AEROSPACE & DEFENSE -- 1.9%
Alliant
  Techsystems, Inc.*                                        21,000       1,309,350
Rockwell Collins, Inc.                                     146,000       3,395,960
                                                                     -------------
                                                                         4,705,310
                                                                     -------------

APPAREL, TEXTILES & SHOES -- 1.8%
Coach, Inc.*                                                67,000       2,205,640
Ross Stores, Inc.                                           56,000       2,373,840
                                                                     -------------
                                                                         4,579,480
                                                                     -------------

BANKING, SAVINGS & LOANS -- 0.5%
Investors Financial
  Services Corp.                                            30,000         821,700
Silicon Valley
  Bancshares*                                               21,000         383,250
                                                                     -------------
                                                                         1,204,950
                                                                     -------------

BROADCASTING, PUBLISHING & PRINTING -- 1.5%
Cox Radio, Inc. Cl. A*                                      82,000       1,870,420
The Scripps (E.W.) Co.                                       9,000         692,550
Westwood One, Inc.*                                         34,000       1,270,240
                                                                     -------------
                                                                         3,833,210
                                                                     -------------

CHEMICALS -- 1.0%
Potash Corp.
  of Saskatchewan                                           39,000       2,480,010
                                                                     -------------

COMMERCIAL SERVICES -- 10.5%
Apollo Group,
  Inc. Cl. A*                                               26,000       1,144,000
BearingPoint, Inc.*                                        178,000       1,228,200
Certegy, Inc.*                                             129,000       3,166,950
Concord EFS, Inc.*                                         154,000       2,423,960
Convergys Corp.*                                            18,300         277,245
Education
  Management Corp.*                                         34,000       1,278,400
Hewitt Associates,
  Inc. Cl. A*                                               56,000       1,774,640
Iron Mountain, Inc.*                                        97,000       3,201,970
Manpower, Inc.                                             103,000       3,285,700
Neurocrine
  Biosciences, Inc.*                                        13,000         593,580
Overture Services, Inc.*                                     8,000         218,480
Robert Half
  International, Inc.*                                     159,000   $   2,561,490
Viad Corp.                                                 103,000       2,302,050
Weight Watchers
  International, Inc.*                                      56,000       2,574,320
                                                                     -------------
                                                                        26,030,985
                                                                     -------------

COMMUNICATIONS -- 2.1%
L-3 Communications
  Holdings, Inc.*                                           47,000       2,110,770
Nextel
  Communications,
  Inc. Cl. A*                                              168,000       1,940,400
Rogers
  Communications,
  Inc. Cl. B*                                              133,000       1,247,540
                                                                     -------------
                                                                         5,298,710
                                                                     -------------

COMPUTER PROGRAMMING SERVICES -- 2.4%
Ceridian Corp.*                                            172,000       2,480,240
Mercury
  Interactive Corp.*                                        51,000       1,512,150
VeriSign, Inc.*                                            249,000       1,996,980
                                                                     -------------
                                                                         5,989,370
                                                                     -------------
COMPUTERS & INFORMATION -- 1.7%
Diebold, Inc.                                               14,000         577,080
Jabil Circuit, Inc.*                                        76,000       1,361,920
Lexmark
  International, Inc.*                                      21,000       1,270,500
Seagate Technology*                                         94,000       1,008,620
                                                                     -------------
                                                                         4,218,120
                                                                     -------------

DATA PROCESSING & PREPARATION -- 2.9%
Affiliated Computer
  Services, Inc. Cl. A*                                     73,000       3,843,450
The BISYS Group, Inc.*                                      73,000       1,160,700
Fiserv, Inc.*                                               68,000       2,308,600
                                                                     -------------
                                                                         7,312,750
                                                                     -------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.5%
Celestica, Inc.*                                           106,000       1,494,600
Garmin Limited*                                             43,000       1,259,900
Intersil Corp. Cl. A*                                       85,000       1,184,900
Kla-Tencor Corp.*                                           34,000       1,202,580
Marvell Technology
  Group Limited*                                            42,000         792,120
Maxim Integrated
  Products, Inc.                                            27,000         892,080
Microchip
  Technology, Inc.                                          75,000       1,833,750
Molex, Inc. Cl. A                                           42,000         835,380
Novellus Systems, Inc.*                                     40,000   $   1,123,200
Qlogic Corp.*                                               26,000         897,260
Semtech Corp.*                                              90,000         984,600
Teleflex, Inc.                                              26,000       1,115,140
                                                                     -------------
                                                                        13,615,510
                                                                     -------------
ENERGY -- 6.2%
BJ Services Co.*                                           116,000       3,747,960
Devon Energy Corp.                                          34,000       1,560,600
Diamond Offshore
  Drilling, Inc.                                           103,000       2,250,550
EOG Resources, Inc.                                         65,000       2,594,800
Ocean Energy, Inc.                                         163,000       3,255,110
XTO Energy, Inc.                                            75,000       1,852,500
                                                                     -------------
                                                                        15,261,520
                                                                     -------------

ENTERTAINMENT & LEISURE -- 0.9%
Brunswick Corp.                                            112,000       2,224,320
                                                                     -------------
FINANCIAL SERVICES -- 3.1%
Franklin Resources, Inc.                                    74,000       2,521,920
Legg Mason, Inc.                                            34,000       1,650,360
Waddell & Reed
  Financial, Inc. Cl. A                                    182,000       3,579,940
                                                                     -------------
                                                                         7,752,220
                                                                     -------------

FOODS -- 1.2%
Starbucks Corp.*                                           114,000       2,323,320
Sysco Corp.                                                 20,000         595,800
                                                                     -------------
                                                                         2,919,120
                                                                     -------------

HEALTHCARE -- 4.7%
DaVita, Inc.*                                               79,000       1,948,930
Health Management
  Associates, Inc. Cl. A                                   129,000       2,309,100
Human Genome
  Sciences, Inc.*                                           64,000         563,840
Laboratory Corp.
  of America Holdings*                                      82,000       1,905,680
Manor Care, Inc.*                                          129,000       2,400,690
Triad Hospitals, Inc.*                                      25,000         745,750
Wellpoint Health
  Networks, Inc.*                                           25,000       1,779,000
                                                                     -------------
                                                                        11,652,990
                                                                     -------------

INDUSTRIAL - DIVERSIFIED -- 2.6%
Danaher Corp.                                               52,000       3,416,400
ITT Industries, Inc.                                        49,000       2,973,810
                                                                     -------------
                                                                         6,390,210
                                                                     -------------
INFORMATION RETRIEVAL SERVICES -- 1.5%
ChoicePoint, Inc.*                                          97,000       3,830,530
                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF      MARKET
                                                          SHARES         VALUE
                                                     -------------   -------------
INSURANCE -- 6.2%
Anthem, Inc.*                                               60,000   $   3,774,000
Mercury General Corp.                                       27,000       1,014,660
Nationwide Financial
  Services, Inc. Cl. A                                      64,000       1,833,600
The PMI Group, Inc.                                         43,000       1,291,720
Principal Financial
  Group, Inc.                                               68,000       2,048,840
Progressive Corp.                                           21,000       1,042,230
Protective Life Corp.                                       64,000       1,761,280
Radian Group, Inc.                                          48,000       1,783,200
WellChoice, Inc.*                                           38,000         910,100
                                                                     -------------
                                                                        15,459,630
                                                                     -------------

MACHINERY & COMPONENTS -- 4.1%
Cooper Cameron Corp.*                                       43,000       2,142,260
FMC Technologies, Inc.*                                    107,000       2,186,010
Roper Industries, Inc.                                      80,000       2,928,000
Smith International, Inc.*                                  86,000       2,805,320
                                                                     -------------
                                                                        10,061,590
                                                                     -------------

MANUFACTURING -- 1.1%
American Standard
  Companies, Inc.*                                          39,000       2,774,460
                                                                     -------------

MEDICAL SUPPLIES -- 2.7%
Allergan, Inc.                                              17,000         979,540
Apogent
  Technologies, Inc.*                                      140,000       2,912,000
St. Jude Medical, Inc.*                                     34,000       1,350,480
Waters Corp.*                                               68,000       1,481,040
                                                                     -------------
                                                                         6,723,060
                                                                     -------------

METALS & MINING -- 0.8%
Newmont Mining Corp.                                        68,000       1,974,040
                                                                     -------------

PHARMACEUTICALS -- 11.6%
Abgenix, Inc.*                                              42,000         309,540
Alkermes, Inc.*                                             74,000         463,980
AmerisourceBergen Corp.                                     41,000       2,226,710
Amylin
  Pharmaceuticals, Inc.*                                    38,000         613,320
Barr Laboratories, Inc.*                                    34,000       2,213,060
Cephalon, Inc.*                                             47,000       2,287,396
Gilead Sciences, Inc.*                                      90,000       3,060,000
Idec
  Pharmaceuticals Corp.*                                    41,000       1,359,970
Invitrogen Corp.*                                           17,000         531,930
IVAX Corp.*                                                 58,000         703,540
Medimmune, Inc.*                                           125,000       3,396,250
Millennium
  Pharmaceuticals, Inc.*                                    64,000         508,160
Mylan Laboratories, Inc.                                    58,000       2,024,200
Omnicare, Inc.                                             219,000       5,218,770
Protein Design Labs, Inc.*                                  43,000         365,500
Teva Pharmaceutical
  Sponsored ADR                                             78,000   $   3,011,580
Vertex
  Pharmaceuticals, Inc.*                                    33,000         523,050
                                                                     -------------
                                                                        28,816,956
                                                                     -------------

PREPACKAGED SOFTWARE -- 5.0%
Adobe Systems, Inc.                                         53,000       1,314,453
DST Systems, Inc.*                                          77,000       2,737,350
Informatica Corp.*                                          55,700         320,832
Internet Security
  Systems, Inc.*                                            43,000         788,190
Intuit, Inc.*                                               39,000       1,829,880
Network
  Associates, Inc.*                                        112,000       1,802,080
Siebel Systems, Inc.*                                       79,000         584,600
SunGard Data
  Systems, Inc.*                                            73,000       1,719,880
Veritas Software Corp.*                                     77,000       1,202,740
                                                                     -------------
                                                                        12,300,005
                                                                     -------------

RESTAURANTS -- 0.2%
Outback Steakhouse, Inc.                                    17,000         585,480
                                                                     -------------
RETAIL -- 5.9%
Best Buy Co., Inc.*                                        108,000       2,608,200
BJ's Wholesale
  Club, Inc.*                                               24,000         439,200
Dollar Tree Stores, Inc.*                                  118,000       2,899,260
Family Dollar Stores, Inc.                                 112,000       3,495,520
MSC Industrial
  Direct Co. Cl. A*                                         32,000         568,000
O'Reilly
  Automotive, Inc.*                                         85,000       2,149,650
TJX Companies, Inc.                                         64,000       1,249,280
Williams-Sonoma, Inc.*                                      43,000       1,167,450
                                                                     -------------
                                                                        14,576,560
                                                                     -------------

RETAIL - GROCERY -- 1.9%
Whole Foods
  Market, Inc.*                                             90,000       4,745,700
                                                                     -------------
RETAIL - INTERNET -- 0.7%
Ticketmaster Cl. B*                                         85,000       1,803,700
                                                                     -------------
TELEPHONE UTILITIES -- 0.5%
Triton PCS Holdings,
  Inc. Cl. A*                                              110,000         432,300
Western Wireless
  Corp. Cl. A*                                             135,700         719,210
                                                                     -------------
                                                                         1,151,510
                                                                     -------------

TRANSPORTATION -- 0.9%
Expedia, Inc. Cl. A*                                         7,300         488,591
Expeditors International
  of Washington, Inc.                                       51,000   $   1,665,150
                                                                     -------------
                                                                         2,153,741
                                                                     -------------
TOTAL EQUITIES
(COST $245,044,529)                                                    235,564,647
                                                                     -------------
MUTUAL FUND -- 1.6%
FINANCIAL SERVICES
Government Reserve

  Investment Fund                                        4,010,140       4,010,140
                                                                     -------------

TOTAL MUTUAL FUND
(COST $4,010,140)                                                        4,010,140
                                                                     -------------

TOTAL LONG TERM INVESTMENTS
(COST $249,054,669)                                                    239,574,787
                                                                     -------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                     -------------
SHORT-TERM INVESTMENTS -- 18.3%

CASH EQUIVALENTS -- 13.4%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  $   1,332,459       1,332,459
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                        792,182         792,182
Bayerische Hypo-und
  Vereinsbank
  Bank Note
  1.240% 09/09/2003                                      3,960,911       3,960,911
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                      1,980,456       1,980,456
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                                      1,782,410       1,782,410
Dreyfus Cash
  Management Plus,
  Inc. Money
  Market Fund                                            2,970,684       2,970,684
General Electric
  Capital Corp.
  1.300% 01/06/2003                                      1,976,165       1,976,165

   The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL          MARKET
                                                          AMOUNT             VALUE
                                                     -------------   -------------
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320% 03/21/2003                                  $     990,228   $     990,228
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                        198,045         198,045
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                        594,137         594,137
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                        594,137         594,137
Merrimac Money
  Market Fund                                            7,525,732       7,525,732
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                      1,980,456       1,980,456
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                      1,584,365       1,584,365
National Bank of
  Commerce
  1.400% 05/23/2003                                        990,228         990,228
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                      2,772,638       2,772,638
Royal Bank of Scotland
  Eurodollar Time Deposit
1.330% 01/15/2003                                          594,137         594,137
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                        792,182         792,182
                                                                     -------------
                                                                        33,411,552
                                                                     -------------

REPURCHASE AGREEMENT -- 4.9%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                  $  12,147,060   $  12,147,060
                                                                     -------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     45,558,612
                                                                     -------------
TOTAL INVESTMENTS -- 114.8%
(COST $294,613,281)***                                                 285,133,399

OTHER ASSETS/
(LIABILITIES) -- (14.8%)                                               (36,799,636)
                                                                     -------------
NET ASSETS -- 100.0%                                                 $ 248,333,763
                                                                     =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $12,147,735. Collateralized by U.S. Government Agency obligation with a rate of 1.92%, maturity date of 04/15/2028, and aggregate market value, including accrued interest of $12,759,372.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                            DECEMBER 31, 2002
                                                                                            -----------------
ASSETS:
        Investments, at value (cost $249,054,669) (NOTE 2)                                   $   239,574,787
        Short-term investments, at amortized cost (NOTE 2)                                        45,558,612
                                                                                             ---------------
            Total Investments (including securities on loan with market
             values of $32,029,311)                                                              285,133,399
        Receivables from:
            Investments sold                                                                         327,807
            Fund shares sold                                                                         873,179
            Interest and dividends                                                                    65,330
                                                                                             ---------------
                 Total assets                                                                    286,399,715
                                                                                             ---------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                  3,878,732
            Fund shares repurchased                                                                  514,520
            Securities on loan (Note 2)                                                           33,411,552
            Directors' fees and expenses (Note 3)                                                      4,351
            Affiliates (Note 3):
                 Investment management fees                                                          163,339
                 Administration fees                                                                  51,813
                 Service fees                                                                         18,601
        Accrued expense and other liabilities                                                         23,044
                                                                                             ---------------
                 Total liabilities                                                                38,065,952
                                                                                             ---------------
        NET ASSETS                                                                           $   248,333,763
                                                                                             ===============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                      $   296,497,470
        Accumulated net investment loss                                                               (3,583)
        Accumulated net realized loss on investments                                             (38,680,242)
        Net unrealized depreciation on investments                                                (9,479,882)
                                                                                             ---------------
                                                                                             $   248,333,763
                                                                                             ===============
NET ASSETS:
        Class A                                                                              $    30,968,138
                                                                                             ===============
        Class L                                                                              $   116,834,787
                                                                                             ===============
        Class Y                                                                              $    27,834,577
                                                                                             ===============
        Class S                                                                              $    72,595,292
                                                                                             ===============
        Class N                                                                              $       100,969
                                                                                             ===============
SHARES OUTSTANDING:
        Class A                                                                                    3,815,394
                                                                                             ===============
        Class L                                                                                   14,298,351
                                                                                             ===============
        Class Y                                                                                    3,389,892
                                                                                             ===============
        Class S                                                                                    8,829,756
                                                                                             ===============
        Class N                                                                                       12,484
                                                                                             ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                              $          8.12
                                                                                             ===============
        Class L                                                                              $          8.17
                                                                                             ===============
        Class Y                                                                              $          8.21
                                                                                             ===============
        Class S                                                                              $          8.22
                                                                                             ===============
        Class N                                                                              $          8.09
                                                                                             ===============

     The accompanying notes are an integral part of the financial statements

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                YEAR ENDED
                                                                                            DECEMBER 31, 2002
                                                                                            -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $4,934)                                         $       732,336
        Interest (including securities lending income of $76,090)                                    147,141
                                                                                             ---------------
            Total investment income                                                                  879,477
                                                                                             ---------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                        1,750,170
        Custody fees                                                                                  40,929
        Audit and legal fees                                                                          21,382
        Shareholder reporting fees                                                                     8,968
        Directors' fees (NOTE 3)                                                                       5,365
                                                                                             ---------------
                                                                                                   1,826,814
        Administration fees (NOTE 3):
            Class A                                                                                   79,376
            Class L                                                                                  402,137
            Class Y                                                                                    9,320
            Class S                                                                                   67,165
            Class N                                                                                        1*
        Service fees (NOTE 3):
            Class A                                                                                   61,171
            Class N                                                                                        1*
        Miscellaneous fees                                                                             1,323
                                                                                             ---------------
                Total expenses                                                                     2,447,308
        Expenses waived (NOTE 3)                                                                      (9,074)
        Fees paid indirectly (NOTE 3)                                                                (24,738)
                                                                                             ---------------
            Net expenses                                                                           2,413,496
                                                                                             ---------------
            NET INVESTMENT LOSS                                                                   (1,534,019)
                                                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                             (16,730,877)
        Net change in unrealized appreciation (depreciation) on investments                      (37,744,732)
                                                                                             ---------------
                NET REALIZED AND UNREALIZED LOSS                                                 (54,475,609)
                                                                                             ---------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   (56,009,628)
                                                                                             ===============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED          YEAR ENDED
                                                                                             DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                  $      (1,534,019)  $      (1,061,399)
        Net realized loss on investment transactions                                               (16,730,877)        (17,358,922)
        Net change in unrealized appreciation (depreciation) on investments                        (37,744,732)         16,946,542
                                                                                             -----------------   -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   (56,009,628)         (1,473,779)
                                                                                             -----------------   -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                     22,937,440          10,718,220
        Class L                                                                                     10,821,016           9,674,740
        Class Y                                                                                     27,396,422             326,303
        Class S                                                                                      3,226,440             364,150
        Class N                                                                                        100,500*                  -
                                                                                             -----------------   -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                                 64,481,818          21,083,413
                                                                                             -----------------   -----------------
        TOTAL INCREASE IN NET ASSETS                                                                 8,472,190          19,609,634
NET ASSETS:
        Beginning of year                                                                          239,861,573         220,251,939
                                                                                             -----------------   -----------------
        End of year (including accumulated net investment loss of $3,583 and
           $2,035, respectively)                                                             $     248,333,763   $     239,861,573
                                                                                             =================   =================

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     CLASS A
                                                                                    ----------
                                                                    YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                                     12/31/02        12/31/01        12/31/00+
                                                                    ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.33      $    10.48      $      10.00
                                                                    ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                    (0.08)***       (0.09)***         (0.02)***
  Net realized and unrealized gain (loss) on investments                 (2.13)          (0.06)             0.50
                                                                    ----------      ----------      ------------
       Total income (loss) from investment operations                    (2.21)          (0.15)             0.48
                                                                    ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                                      $     8.12      $    10.33      $      10.48
                                                                    ==========      ==========      ============
TOTAL RETURN@                                                           (21.39)%         (1.43)%            4.80%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $   30,968      $   14,113      $      2,861
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                1.36%           1.35%             1.37%*
     After expense waiver#                                                1.35%(a)        1.35%              N/A
  Net investment loss to average daily net assets                        (0.96)%         (0.89)%           (0.40)%*
  Portfolio turnover rate                                                   61%             49%               37%**

                                                                                     CLASS L
                                                                                    ----------
                                                                    YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                                     12/31/02        12/31/01        12/31/00+
                                                                    ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.37      $    10.50      $      10.00
                                                                    ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                    (0.07)***       (0.06)***         (0.02)***
  Net realized and unrealized gain (loss) on investments                 (2.13)          (0.07)             0.52
                                                                    ----------      ----------      ------------
       Total income (loss) from investment operations                    (2.20)          (0.13)             0.50
                                                                    ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                                      $     8.17      $    10.37      $      10.50
                                                                    ==========      ==========      ============
TOTAL RETURN@                                                           (21.22)%         (1.24)%            5.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                 $  116,835      $  136,206      $    126,876
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                1.11%           1.10%             1.12%*
     After expense waiver#                                                1.09%(a)        1.10%              N/A
  Net investment loss to average daily net assets                        (0.72)%         (0.59)%           (0.25)%*
  Portfolio turnover rate                                                   61%             49%               37%**

 *   ANNUALIZED.
 **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 + FOR THE PERIOD FROM JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
 # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
 (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH THE CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             CLASS Y
                                                                            ----------
                                                            YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                             12/31/02        12/31/01        12/31/00&
                                                            ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.40      $    10.51      $      10.00
                                                            ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                            (0.04)***       (0.05)***         (0.00)***+
  Net realized and unrealized gain (loss) on investments         (2.15)          (0.06)             0.51
                                                            ----------      ----------      ------------
       Total income (loss) from investment operations            (2.19)          (0.11)             0.51
                                                            ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                              $     8.21      $    10.40      $      10.51
                                                            ==========      ==========      ============
TOTAL RETURN@                                                   (21.06)%         (1.05)%            5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $   27,835      $      622      $        267
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.98%           0.95%             0.97%*
     After expense waiver#                                        0.96%(a)        0.95%              N/A
  Net investment loss to average daily net assets                (0.51)%         (0.48)%           (0.07)%*
  Portfolio turnover rate                                           61%             49%               37%**

                                                                             CLASS S                            CLASS N
                                                                            ----------                        ------------
                                                            YEAR ENDED      YEAR ENDED      PERIOD ENDED      PERIOD ENDED
                                                             12/31/02        12/31/01         12/31/00&        12/31/02&&
                                                            ----------      ----------      ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.41      $    10.51      $      10.00      $       8.05
                                                            ----------      ----------      ------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                            (0.04)***       (0.03)***         (0.00)***+        (0.00)***+
  Net realized and unrealized gain (loss) on investments         (2.15)          (0.07)             0.51              0.04
                                                            ----------      ----------      ------------      ------------
       Total income (loss) from investment operations            (2.19)          (0.10)             0.51              0.04
                                                            ----------      ----------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                              $     8.22      $    10.41      $      10.51      $       8.09
                                                            ==========      ==========      ============      ============
TOTAL RETURN@                                                   (21.04)%         (0.95)%            5.10%**              -++
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $   72,595      $   88,921      $     90,248      $        101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.87%           0.86%             0.88%*               -++
     After expense waiver#                                        0.85%(a)        0.86%              N/A                 -++
  Net investment loss to average daily net assets                (0.48)%         (0.34)%           (0.01)%*              -++
  Portfolio turnover rate                                           61%             49%               37%**             61%

 *   ANNUALIZED.
 **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 & FOR THE PERIOD FROM JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
 &&  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
 ++  AMOUNTS ARE MEANINGLESS DUE TO SHORT TIME FRAME.
 +   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
 # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
 (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH THE CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of smaller companies consistent with market capitalizations of companies in the Russell 2000 Index or the S&P SmallCap 600 Index
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -25.25%, trailing the -20.48% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks and the -14.63% return of the S&P SmallCap 600 Index. However, the Fund outperformed the -30.26% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The prices of small-cap growth stocks fell sharply in the second and third quarters of the year, reflecting the extreme weakness of the broader market. The Fund's underperformance compared with the Russell 2000 Index was mainly attributable to the significant outperformance of value over growth during the period. The Russell 2000 Growth Index had the largest loss of the 21 U.S. stock indexes tracked by the Frank Russell company, while the Russell 2000 Value Index fell only 11.43% for the year. While the Fund has a growth bias, the Russell 2000 Index reflects the combined performance of both growth and value segments of the market. We expect to underperform the Russell 2000 Index in bear markets, but the Fund should outperform it when the primary trend in share prices is up.

Disappointing corporate earnings were at the heart of the decline, as the hoped-for economic recovery failed to materialize. Consumers continued to spend on housing and autos due to low mortgage rates and zero-percent financing incentives, respectively, but corporate capital spending remained in the doldrums. Home refinancings provided some support for consumer spending, though not as much as in 2001, when interest rates fell sharply due to repeated rate cuts by the Federal Reserve Board. The lone rate change for 2002 was the Fed's 50-basis-point cut in November.

We responded to these developments in several ways. First, falling share prices resulted in hundreds of attractive mid-cap stocks entering the small-cap category. We took advantage of this expanded range of choices by upgrading the quality of our holdings, focusing on companies with deeper management teams, broader product lines and stronger balance sheets. New or increased positions for the Fund that reflect this approach included Human Genome Sciences, Millenium Pharmaceuticals, Agere, Cerner, Sealed Air, Catalina Marketing and Palm.

In the fourth quarter, the markets finally made some upward progress. Valuations had reached compelling levels for many stocks by mid-October, and initial estimates for third-quarter GDP growth came in at 3.1%--later raised to 4.0%--significantly better than the second quarter's 1.3% annualized rate. At the company level, we began to hear comments indicating modest improvements in end-user demand. Gradually, concerns about a double-dip recession, which had plagued the markets in the third quarter, began to fade.

Another strategy we utilized involved selling off companies that cannot cope with a low-growth environment and buying those that can. We are attracted to this approach given our view that any economic recovery is likely to be modest, at least initially. Finally, we carried somewhat higher-than-normal levels of cash during the period, which helped our relative performance because of the extreme weakness in share prices.

WHAT IS YOUR OUTLOOK?

There are many positives in the current environment. Valuations in the small-cap marketplace are relatively attractive, with market-cap-to-sales and price-to-book measures cheaper than we have seen in almost 10 years. Companies have reduced costs, paid down debt and strengthened their balance sheets. Interest rates and inflation are low. The big question mark is demand. Business spending on capital projects remains minimal, while the health of consumer spending is questionable in view of 2002's disappointing holiday shopping season--one of the worst in recent memory. Renewed declines in stock prices or a deteriorating employment picture could further erode consumer confidence and negatively impact consumer spending. Against this backdrop, we plan to stay cautious, emphasizing companies that we are confident can perform well in a variety of economic environments.

                             MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
                               LARGEST STOCK HOLDINGS (12/31/02)
                             Checkfree Corp.
                             Gentex Corp.
                             Getty Images, Inc.
                             Take-Two Interactive Software, Inc.
                             American Italian Pasta Co. Cl. A
                             ITT Educational Services, Inc.
                             Omnicare, Inc.
                             Visx, Inc.
                             Newfield Exploration Co.
                             The Corporate Executive Board Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

  MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
  TOTAL RETURN

                                                             SINCE INCEPTION
                                            ONE YEAR          AVERAGE ANNUAL
                                        1/1/02 - 12/31/02   5/3/99 - 12/31/02
  Class S                                   -25.25%              -2.13%
  Class A                                   -25.70%              -2.66%
  Class Y                                   -25.40%              -2.29%
  Class L                                   -25.49%              -2.42%
  Russell 2000 Index                        -20.48%              -1.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                    CLASS S         CLASS A          CLASS Y          CLASS L          RUSSELL 2000 INDEX
5/3/99            $ 10,000.00     $ 10,000.00      $ 10,000.00      $ 10,000.00           $ 10,000.00
Dec-99            $ 16,091.00     $ 16,042.00      $ 16,071.00      $ 16,055.00           $ 11,767.00
Dec-00            $ 13,947.00     $ 13,825.00      $ 13,911.00      $ 13,881.00           $ 11,411.00
Dec-01            $ 12,361.00     $ 12,191.00      $ 12,316.00      $ 12,266.00           $ 11,695.00
Dec-02            $  9,240.00     $  9,058.00      $  9,188.00      $  9,140.00           $  9,299.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- PORTFOLIO OF INVESTMENTS

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                --------------   ---------------
EQUITIES -- 85.9%

ADVERTISING -- 2.4%
Catalina Marketing Corp.*                               55,200   $     1,021,200
Getty Images, Inc.*                                    163,400         4,991,870
                                                                 ---------------
                                                                       6,013,070
                                                                 ---------------
AEROSPACE & DEFENSE -- 0.2%
Triumph Group, Inc.*                                    18,000           574,920
                                                                 ---------------
APPAREL, TEXTILES & SHOES -- 0.6%
Pacific Sunwear of
  California, Inc.*                                     87,000         1,539,030
                                                                 ---------------
AUTOMOTIVE & PARTS -- 1.0%
American Axle &
  Manufacturing
  Holdings, Inc.*                                       36,600           857,172
BorgWarner, Inc.                                        13,100           660,502
Navistar International Corp.*                           36,500           887,315
                                                                 ---------------
                                                                       2,404,989
                                                                 ---------------
BANKING, SAVINGS & LOANS -- 3.1%
Amcore Financial, Inc.                                  41,000           889,700
Financial Federal Corp.*                                117,700        2,957,801
Glacier Bancorp, Inc.                                   45,500         1,071,980
Hancock Holding Co.                                     21,150           944,347
Providian Financial Corp.*                             284,400         1,845,756
                                                                 ---------------
                                                                       7,709,584
                                                                 ---------------
BROADCASTING, PUBLISHING & PRINTING -- 0.9%
Playboy
  Enterprises, Inc. Cl. B*                             136,400         1,381,732
Sinclair Broadcast
  Group, Inc. Cl. A*                                    73,800           858,294
                                                                 ---------------
                                                                       2,240,026
                                                                 ---------------
BUILDING MATERIALS & CONSTRUCTION -- 0.5%
Granite Construction, Inc.                              70,700         1,095,850
                                                                 ---------------
CHEMICALS -- 2.9%
Cabot
  Microelectronics Corp.*                               57,200         2,699,840
Cytec Industries, Inc.*                                 40,400         1,102,112
IMC Global, Inc.                                        99,400         1,060,598
Minerals Technologies, Inc.                             28,700         1,238,405
Wellman, Inc.                                           85,800         1,157,442
                                                                 ---------------
                                                                       7,258,397
                                                                 ---------------
COMMERCIAL SERVICES -- 9.3%
Affymetrix, Inc.*                                      119,939         2,745,404
The Corporate Executive
  Board Co.*                                           105,000         3,351,600
Exelixis, Inc.*                                        159,800         1,278,400
Gene Logic, Inc.*                                      348,400   $     2,191,436
Incyte Genomics, Inc.*                                 149,500           681,720
ITT Educational
  Services, Inc.*                                      171,700         4,043,535
Maximus, Inc.*                                         116,300         3,035,430
MemberWorks, Inc.*                                     126,400         2,272,672
PerkinElmer, Inc.                                      279,082         2,302,427
TeleTech Holdings, Inc.*                               147,300         1,069,398
                                                                 ---------------
                                                                      22,972,022
                                                                 ---------------
COMMUNICATIONS -- 1.5%
Advanced Fibre
  Communications, Inc.*                                 72,100         1,202,628
Tekelec*                                               225,100         2,352,295
                                                                 ---------------
                                                                       3,554,923
                                                                 ---------------
COMPUTER & DATA PROCESSING SERVICES -- 1.1%
Anteon
  International Corp.*                                 116,100         2,786,400
                                                                 ---------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
3Com Corp.*                                            342,300         1,584,849
Digital Insight Corp.*                                 172,200         1,496,418
IDX Systems Corp.*                                      60,000         1,021,800
                                                                 ---------------
                                                                       4,103,067
                                                                 ---------------
COMPUTER RELATED SERVICES -- 4.2%
Acxiom Corp.*                                          162,800         2,503,864
Checkfree Corp.*                                       408,099         6,529,992
Ingram Micro, Inc. Cl. A*                              100,800         1,244,880
                                                                 ---------------
                                                                      10,278,736
                                                                 ---------------
COMPUTERS & INFORMATION -- 2.5%
Maxtor Corp.*                                          348,600         1,763,916
Palm, Inc.*                                             58,980           925,986
ProQuest Co.*                                           46,000           901,600
Symbol Technologies, Inc.                               90,800           746,376
Western Digital Corp.*                                 284,800         1,819,872
                                                                 ---------------
                                                                       6,157,750
                                                                 ---------------
CONTAINERS -- 0.4%
Sealed Air Corp.*                                       27,900         1,040,670
                                                                 ---------------
DATA PROCESSING & PREPARATION -- 1.4%
Factset Research
  Systems, Inc.                                        112,300         3,174,721
Probusiness Services, Inc.*                             34,100           341,000
                                                                 ---------------
                                                                       3,515,721
                                                                 ---------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.9%
Actel Corp.*                                            43,200           700,704
Agere Systems, Inc. Cl. A*                             940,900         1,354,896
ATMI, Inc.*                                             42,300           783,396
Cree, Inc.*                                             99,000         1,618,650
Cymer, Inc.*                                            17,600   $       567,600
DSP Group, Inc.*                                        50,300           795,746
Fairchild Semiconductor
  International, Inc. Cl. A*                            94,700         1,014,237
Gentex Corp.*                                          178,240         5,639,514
Intersil Corp. Cl. A*                                   74,500         1,038,530
Merix Corp.*                                            73,500           617,400
Planar Systems, Inc.*                                   41,900           864,397
Silicon Storage
  Technology, Inc.*                                    131,100           529,644
Visx, Inc.*                                            393,400         3,768,772
Wilson Greatbatch
  Technologies, Inc.*                                    5,300           154,760
                                                                 ---------------
                                                                      19,448,246
                                                                 ---------------
ENERGY -- 3.5%
Grey Wolf, Inc.*                                       400,000         1,596,000
Helmerich & Payne, Inc.                                 34,900           974,059
Newfield Exploration Co.*                              100,600         3,626,630
Sunoco, Inc.                                            45,400         1,506,372
TETRA Technologies, Inc.*                               45,700           976,609
                                                                 ---------------
                                                                       8,679,670
                                                                 ---------------
ENTERTAINMENT & LEISURE -- 1.8%
AMC Entertainment, Inc.*                               112,100           992,085
Argosy Gaming Co.*                                      21,300           403,209
Callaway Golf Co.                                      129,500         1,715,875
Churchill Downs, Inc.                                   26,000           992,680
Hollywood Media Corp.*                                 364,400           364,400
                                                                 ---------------
                                                                       4,468,249
                                                                 ---------------
FINANCIAL SERVICES -- 2.1%
The Chicago Mercantile
  Exchange*                                              3,208           140,061
E*TRADE Group, Inc.*                                   237,300         1,153,278
Investment Technology
  Group, Inc.*                                          45,800         1,024,088
Medallion Financial Corp.                              146,000           569,400
MFA Mortgage
  Investments, Inc.                                    126,900         1,065,960
Van der Moolen Holding
  NV ADR                                                54,700         1,175,503
                                                                 ---------------
                                                                       5,128,290
                                                                 ---------------
FOODS -- 2.3%
American Italian
  Pasta Co. Cl. A*                                     113,500         4,083,730
Smithfield Foods, Inc.*                                 27,900           553,536
Wild Oats Markets, Inc.*                               104,000         1,073,280
                                                                 ---------------
                                                                       5,710,546
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                --------------   ---------------
FOREST PRODUCTS & PAPER -- 0.4%
Bowater, Inc.                                           24,700   $     1,036,165
                                                                 ---------------
HEALTHCARE -- 10.1%
Allscripts Healthcare
  Solutions, Inc.*                                     362,500           866,375
American Healthways, Inc.*                             187,100         3,274,250
AmSurg Corp.*                                          146,500         2,992,995
Apria Healthcare
  Group, Inc.*                                         130,250         2,896,760
Caremark Rx, Inc.*                                     129,000         2,096,250
Coventry Health Care, Inc.*                             33,600           975,408
Human Genome
  Sciences, Inc.*                                      112,300           989,363
Humana, Inc.*                                           99,000           990,000
Impath, Inc.*                                          140,400         2,768,688
LifePoint Hospitals, Inc.*                              39,025         1,168,057
Manor Care, Inc.*                                       54,300         1,010,523
Matria Healthcare, Inc.*                                56,900           494,461
Odyssey Healthcare, Inc.*                               63,800         2,213,860
Province Healthcare Co.*                                70,300           684,019
Triad Hospitals, Inc.*                                  51,500         1,536,245
                                                                 ---------------
                                                                      24,957,254
                                                                 ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Furniture Brands
  International, Inc.*                                  31,150           742,927
                                                                 ---------------

LODGING -- 1.7%
Aztar Corp.*                                            73,000         1,042,440
Intrawest Corp.                                         61,500           762,600
Vail Resorts, Inc.*                                    126,000         1,911,420
Wynn Resorts Limited*                                   32,300           423,453
                                                                 ---------------
                                                                       4,139,913
                                                                 ---------------
MACHINERY & COMPONENTS -- 1.2%
Agco Corp.*                                             44,300           979,030
Kennametal, Inc.                                        30,400         1,048,192
Ultratech Stepper, Inc.*                                92,200           907,156
                                                                 ---------------
                                                                       2,934,378
                                                                 ---------------
MEDICAL SUPPLIES -- 4.3%
Cambrex Corp.                                           29,300           885,153
Cholestech Corp.*                                      122,311           851,285
CONMED Corp.*                                           52,100         1,020,639
Intermagnetics
  General Corp.*                                       125,700         2,468,748
Kensey Nash Corp.*                                      71,000         1,297,170
MedSource
  Technologies, Inc.*                                  111,100           721,039
PSS World Medical, Inc.*                               166,400         1,138,176
Sequenom, Inc.*                                        272,500           490,500
Urologix, Inc.*                                        212,800           704,368
Varian, Inc.*                                           36,400         1,044,316
                                                                 ---------------
                                                                      10,621,394
                                                                 ---------------
PHARMACEUTICALS -- 2.7%
Abgenix, Inc.*                                          72,400   $       533,588
CV Therapeutics, Inc.*                                  33,400           608,548
Omnicare, Inc.                                         169,300         4,034,419
Sangstat Medical Corp.*                                 59,200           668,960
SICOR, Inc.*                                            56,700           898,695
                                                                 ---------------
                                                                       6,744,210
                                                                 ---------------
PREPACKAGED SOFTWARE -- 5.8%
Actuate Corp.*                                         216,900           383,913
Cerner Corp.*                                           85,700         2,678,982
Dendrite
  International, Inc.*                                 376,800         2,814,696
EPIQ Systems, Inc.*                                    104,200         1,591,134
Hyperion Solutions Corp.*                               31,000           795,770
MicroStrategy, Inc. Cl. A*                                  65               982
Sanchez Computer
  Associates, Inc.*                                    156,900           451,872
Take-Two Interactive
  Software, Inc.*                                      193,500         4,545,315
Verity, Inc.*                                           73,300           981,560
                                                                 ---------------
                                                                      14,244,224
                                                                 ---------------
REAL ESTATE -- 0.5%
Host Marriott Corp.*                                   147,300         1,303,605
                                                                 ---------------
RESTAURANTS -- 0.7%
Krispy Kreme
  Doughnuts, Inc.*                                      23,400           790,218
P.F. Chang's China
  Bistro, Inc.*                                         23,000           834,900
                                                                 ---------------
                                                                       1,625,118
                                                                 ---------------
RETAIL -- 4.0%
Borders Group, Inc.*                                    99,700         1,605,170
Foot Locker, Inc.*                                     125,100         1,313,550
MSC Industrial Direct
  Co. Cl. A*                                           176,100         3,125,775
O'Reilly Automotive, Inc.*                             117,600         2,974,104
Pier 1 Imports, Inc.                                    45,600           863,208
                                                                 ---------------
                                                                       9,881,807
                                                                 ---------------
TELEPHONE UTILITIES -- 0.6%
Nextel Partners, Inc. Cl. A*                           235,700         1,430,699
                                                                 ---------------
TRANSPORTATION -- 2.3%
CNF, Inc.                                               41,800         1,389,432
EGL, Inc.*                                              87,600         1,248,300
Kansas City Southern*                                  151,600         1,819,200
Werner Enterprises, Inc.                                53,400         1,149,702
                                                                 ---------------
                                                                       5,606,634
                                                                 ---------------
TOTAL EQUITIES
(COST $250,463,099)                                                  211,948,484
                                                                 ---------------
BONDS & NOTES -- 0.0%
CORPORATE DEBT
Microstrategy, Inc.
  7.500% 06/24/2007                             $       19,000   $         4,845
                                                                 ---------------
TOTAL BONDS & NOTES
(COST $0)                                                                  4,845
                                                                 ---------------
TOTAL LONG TERM INVESTMENTS
(COST $250,463,099)                                                  211,953,329
                                                                 ---------------

SHORT-TERM INVESTMENTS -- 31.0%

CASH EQUIVALENTS -- 21.3%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                  2,097,846         2,097,846
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                  1,247,225         1,247,225
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                  6,236,126         6,236,126
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                  3,118,063         3,118,063
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                                  2,806,257         2,806,257
Dreyfus Cash Management
  Plus, Inc.
  Money Market Fund                                  4,677,095         4,677,095
General Electric
  Capital Corp.
  1.300% 01/06/2003                                  3,111,307         3,111,307
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                  1,559,032         1,559,032
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                    311,806           311,806
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                    935,419           935,419
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                    935,419           935,419
Merrimac Money
  Market Fund                                       11,848,640        11,848,640
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                  3,118,063         3,118,063

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                --------------   ---------------
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                             $    2,494,451   $     2,494,451
National Bank of
  Commerce
  1.400% 05/23/2003                                  1,559,032         1,559,032
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                  4,365,289         4,365,289
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                    935,419           935,419
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                  1,247,225         1,247,225
                                                                 ---------------
                                                                      52,603,714
                                                                 ---------------
REPURCHASE AGREEMENT -- 9.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                 23,979,167        23,979,167

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   76,582,881
                                                                 ---------------
TOTAL INVESTMENTS -- 116.9%
(COST $327,045,980)***                                               288,536,210

OTHER ASSETS/
(LIABILITIES) -- (16.9%)                                             (41,621,640)
                                                                 ---------------
NET ASSETS -- 100.0%                                             $   246,914,570
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $23,980,499. Collateralized by U.S. Government Agency obligations with a rate of 4.20%, maturity date 12/01/2032, and aggregate market value, including accrued interest, of $25,178,126.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   DECEMBER 31, 2002
                                                                                   ----------------
ASSETS:
       Investments, at value (cost $250,463,099) (NOTE 2)                          $    211,953,329
       Short-term investments, at amortized cost (NOTE 2)                                76,582,881
                                                                                   ----------------
           Total Investments (including securities on loan with market values
             of $49,800,908)                                                            288,536,210
       Cash                                                                              11,707,152
       Receivables from:
           Investments sold                                                                 402,944
           Fund shares sold                                                                 294,669
           Interest and dividends                                                            87,087
                                                                                   ----------------
               Total assets                                                             301,028,062
                                                                                   ----------------

LIABILITIES:
       Payables for:
           Investments purchased                                                            469,991
           Fund shares repurchased                                                          757,414
           Securities on loan (NOTE 2)                                                   52,603,714
           Directors' fees and expenses (NOTE 3)                                              5,149
           Affiliates (NOTE 3):
               Investment management fees                                                   180,885
               Administration fees                                                           52,017
               Service fees                                                                  22,040
       Accrued expense and other liabilities                                                 22,282
                                                                                   ----------------
               Total liabilities                                                         54,113,492
                                                                                   ----------------
NET ASSETS                                                                         $    246,914,570
                                                                                   ================

NET ASSETS CONSIST OF:
       Paid-in capital                                                             $    379,789,108
       Accumulated net investment loss                                                       (4,316)
       Accumulated net realized loss on investments                                     (94,360,452)
       Net unrealized depreciation on investments                                       (38,509,770)
                                                                                   ----------------
                                                                                   $    246,914,570
                                                                                   ================

NET ASSETS:
       Class A                                                                     $     35,508,746
                                                                                   ================
       Class L                                                                     $     44,418,734
                                                                                   ================
       Class Y                                                                     $     43,123,264
                                                                                   ================
       Class S                                                                     $    123,762,331
                                                                                   ================
       Class N                                                                     $        101,495
                                                                                   ================

SHARES OUTSTANDING:
       Class A                                                                            4,052,061
                                                                                   ================
       Class L                                                                            5,028,847
                                                                                   ================
       Class Y                                                                            4,859,397
                                                                                   ================
       Class S                                                                           13,892,293
                                                                                   ================
       Class N                                                                               11,635
                                                                                   ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
       Class A                                                                     $           8.76
                                                                                   ================
       Class L                                                                     $           8.83
                                                                                   ================
       Class Y                                                                     $           8.87
                                                                                   ================
       Class S                                                                     $           8.91
                                                                                   ================
       Class N                                                                     $           8.72
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 2002
                                                                                   ----------------
INVESTMENT INCOME (NOTE 2):
       Dividends (net of withholding tax of $4,983)                                $        638,667
       Interest (including securities lending income of $105,757)                           468,269
                                                                                   ----------------
               Total investment income                                                    1,106,936
                                                                                   ----------------

EXPENSES (NOTE 2):
       Investment management fees (NOTE 3)                                                2,178,208
       Custody fees                                                                          46,516
       Audit and legal fees                                                                  21,317
       Shareholder reporting fees                                                            11,791
       Directors' fees (NOTE 3)                                                               6,160
                                                                                   ----------------
                                                                                          2,263,992
       Administration fees (NOTE 3):
           Class A                                                                          145,831
           Class L                                                                          188,201
           Class Y                                                                          113,637
           Class S                                                                          163,951
           Class N                                                                                1*
       Service fees (Note 3):
           Class A                                                                           89,467
           Class N                                                                                1*
       Miscellaneous fees                                                                     1,323
                                                                                   ----------------
               Total expenses                                                             2,966,404
       Expenses waived (NOTE 3)                                                             (17,825)
       Fees paid indirectly (NOTE 3)                                                        (21,203)
                                                                                   ----------------
           Net expenses                                                                   2,927,376
                                                                                   ----------------
           NET INVESTMENT LOSS                                                           (1,820,440)
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
       Net realized loss on investment transactions                                     (34,654,647)
       Net change in unrealized appreciation (depreciation) on investments              (43,535,331)
                                                                                   ----------------
               NET REALIZED AND UNREALIZED LOSS                                         (78,189,978)
                                                                                   ----------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $    (80,010,418)
                                                                                   ================

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                        $     (1,820,440)  $       (529,327)
        Net realized loss on investment transactions                                    (34,654,647)       (55,089,916)
        Net change in unrealized appreciation (depreciation) on investments             (43,535,331)        26,408,577
                                                                                   ----------------   ----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (80,010,418)       (29,210,666)
                                                                                   ----------------   ----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                          14,378,517         17,925,787
        Class L                                                                          14,558,557         26,047,180
        Class Y                                                                          10,911,155         15,320,863
        Class S                                                                           9,717,738         27,089,402
        Class N                                                                             101,000*                 -
                                                                                   ----------------   ----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                      49,666,967         86,383,232
                                                                                   ----------------   ----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (30,343,451)        57,172,566
NET ASSETS:
        Beginning of year                                                               277,258,021        220,085,455
                                                                                   ----------------   ----------------
        End of year (including accumulated net investment loss of $4,316 and
           $2,540, respectively)                                                   $    246,914,570   $    277,258,021
                                                                                   ================   ================

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.


    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      CLASS A
                                                                      -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                 12/31/02      12/31/01      12/31/00     12/31/99+
                                                ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.79     $   13.37     $   15.86     $   10.00
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.11)***     (0.08)***      (0.0)***     (0.03)***
  Net realized and unrealized gain (loss) on
    investments                                     (2.92)        (1.50)        (2.08)         6.06
                                                ---------     ---------     ---------     ---------
       Total income (loss) from investment
         operations                                 (3.03)        (1.58)        (2.12)         6.03
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             -         (0.00)****        -
  Tax return of capital                                 -             -         (0.00)****        -
  From net realized gains                               -             -         (0.37)        (0.17)
                                                ---------     ---------     ---------     ---------
       Total distributions                              -             -         (0.37)        (0.17)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $    8.76     $   11.79     $   13.37     $   15.86
                                                =========     =========     =========     =========
TOTAL RETURN@                                      (25.70)%      (11.82)%      (13.82)%       60.42%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  35,509     $  32,095     $  15,854     $   1,742
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.51%         1.51%         1.53%         1.79%*
     After expense waiver#                           1.50%(a)      1.49%         1.50%          N/A
  Net investment loss to average daily net
    assets                                          (1.08)%       (0.67)%       (0.28)%       (0.39)%*
  Portfolio turnover rate                              51%          114%           97%           68%**

                                                                      CLASS L
                                                                      -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                 12/31/02      12/31/01      12/31/00       12/31/99+
                                                ----------    ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.85     $   13.41     $   15.88       $   10.00
                                                ---------     ---------     ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                               (0.08)***     (0.05)***      (0.0)***       (0.01)***
  Net realized and unrealized gain (loss) on
    investments                                     (2.94)        (1.51)        (2.08)           6.06
                                                ---------     ---------     ---------       ---------
       Total income (loss) from investment
         operations                                 (3.02)        (1.56)        (2.09)           6.05
                                                ---------     ---------     ---------       ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             -         (0.01)          (0.00)****
  Tax return of capital                                 -             -         (0.00)****          -
  From net realized gains                               -             -         (0.37)          (0.17)
                                                ---------     ---------     ---------       ---------
       Total distributions                              -             -         (0.38)          (0.17)
                                                ---------     ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD                  $    8.83     $   11.85     $   13.41       $   15.88
                                                =========     =========     =========       =========
TOTAL RETURN@                                      (25.49)%      (11.63)%      (13.54)%         60.55%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  44,419     $  43,839     $  21,000       $   2,198
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                           1.26%         1.26%         1.28%           1.52%*
     After expense waiver#                           1.25%     (a)1.24%          1.25%            N/A
  Net investment loss to average daily net
    assets                                          (0.83)%       (0.40)%       (0.03)%         (0.12)%*
  Portfolio turnover rate                              51%          114%           97%             68%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS
     THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHANGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      CLASS Y
                                                                      -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                 12/31/02      12/31/01      12/31/00     12/31/99+
                                                ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.89     $   13.43     $   15.90     $   10.00
                                                ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.07)***     (0.03)***      0.02***       0.01***
  Net realized and unrealized gain (loss) on
    investments                                     (2.95)        (1.51)        (2.10)         6.07
                                                ---------     ---------     ---------     ---------
       Total income (loss) from investment
         operations                                 (3.02)        (1.54)        (2.08)         6.08
                                                ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             -         (0.02)        (0.01)
  Tax return of capital                                 -             -         (0.00)****        -
  From net realized gains                               -             -         (0.37)        (0.17)
                                                ---------     ---------     ---------     ---------
       Total distributions                              -             -         (0.39)        (0.18)
                                                ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $    8.87     $   11.89     $   13.43     $   15.90
                                                =========     =========     =========     =========
TOTAL RETURN@                                      (25.40)%      (11.47)%      (13.44)%       60.71%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  43,123     $  44,759     $  35,864     $  12,667
  Ratio of expenses to average daily net
    assets:
    Before expense waiver                            1.11%         1.11%         1.13%         1.31%*
    After expense waiver#                            1.10%(a)      1.09%         1.10%          N/A
  Net investment income (loss) to average
    daily net assets                                (0.68)%       (0.25)%        0.11%         0.14%*
  Portfolio turnover rate                              51%          114%           97%           68%**

                                                                      CLASS S                                  CLASS N
                                                                      -------                                  -------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED       PERIOD ENDED    PERIOD ENDED
                                                 12/31/02      12/31/01      12/31/00         12/31/99+        12/31/02++
                                                ----------    ----------    ----------       ------------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.92     $   13.45     $   15.91         $   10.00       $    8.68
                                                ---------     ---------     ---------         ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.06)***     (0.01)***      0.04***           0.02***        (0.00)***&
  Net realized and unrealized gain (loss) on
    investments                                     (2.95)        (1.52)        (2.10)             6.07            0.04
                                                ---------     ---------     ---------         ---------       ---------
       Total income (loss) from investment
         operations                                 (3.01)        (1.53)        (2.06)             6.09            0.04
                                                ---------     ---------     ---------         ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -             -         (0.03)            (0.01)              -
  Tax return of capital                                 -             -         (0.00)****            -               -
  From net realized gains                               -             -         (0.37)            (0.17)              -
                                                ---------     ---------     ---------         ---------       ---------
       Total distributions                              -             -         (0.40)            (0.18)              -
                                                ---------     ---------     ---------         ---------       ---------
NET ASSET VALUE, END OF PERIOD                  $    8.91     $   11.92     $   13.45         $   15.91       $    8.72
                                                =========     =========     =========         =========       =========
TOTAL RETURN@                                      (25.25)%      (11.38)%      (13.32)%           60.91%**           -^

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $ 123,762     $ 156,565     $ 147,368         $  92,254       $     101
  Ratio of expenses to average daily net
    assets:
    Before expense waiver                            0.97%         0.97%         0.99%             1.19%*            -^
    After expense waiver#                            0.96%(a)      0.95%         0.97%              N/A              -^
  Net investment income (loss) to average
    daily net assets                                (0.54)%       (0.09)%        0.26%             0.19%*            -^
  Portfolio turnover rate                              51%          114%           97%               68%**           51%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
^    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
&    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE PERIOD JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHANGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL COMPANY GROWTH FUND?

The objectives and policies of the Fund are to:
-  achieve long-term capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Russell 2000 Index)
- utilize a growth-oriented strategy in making investment decisions - utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -29.70%, trailing the -20.48% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund significantly underperformed the benchmark in the first half of the year, as investors retreated to the perceived safety of value stocks and shunned the growth sector. The expected economic recovery following aggressive easing by the Federal Reserve Board in 2001 did not materialize, and many growth companies were forced to ratchet down their earnings forecasts as a result. Falling share prices reflected investors' disappointment at these developments.

In the second half, we managed to make up some, but not all, of the performance shortfall versus the benchmark. The third quarter was a disaster from the standpoint of absolute returns, as concerns about corporate misconduct, disappointing earnings, mixed economic news and rising tension with Iraq dominated the news. The benchmark declined by 21.40%. In the small-cap sector, value stocks fell almost as much as growth shares for the quarter, as investor pessimism appeared to reach a peak. In the Russell 2000 Growth Index, which tracks the performance of growth stocks in the Russell 2000 Index, the four largest sectors--technology, consumer discretionary, health care and financial services--had returns of -33.39%, -21.43%, -15.26% and -9.30%, respectively. A relatively strong showing in the technology sector was helpful to the Fund's performance for the quarter.

We continued to focus on owning good companies that can not only survive but improve their competitive positioning during difficult times. For example, Red Hat announced a big boost to sales, shipping over 8,000 units of its new enterprise product during the third quarter. Meanwhile, IBM agreed to sell and service Red Hat software to its clients worldwide, and Dell Computer began bundling the Red Hat Advanced Server software with its servers. Another large holding, Digimarc, announced in July that it had signed a contract to provide their secure driver's identification technology to the State of Florida, which could bring in more than $100 million in revenue over 10 years.

The markets turned up in the fourth quarter, with the Russell 2000 Index posting a healthy gain of 6.16%. Growth stocks finally shook off their lethargy and outperformed the value sector. Against this backdrop, our returns were competitive with those of the benchmark.

For the year overall, positive contributors included Willis Group, FBR Asset Management, Silgen Holdings, Friedman, Billings & Ramsey and Alliant Techsystems. The largest detractors included AMN Healthcare, Kulicke & Soffa, Alliance Imaging, Cree, and Andrew Corp.

WHAT IS YOUR OUTLOOK?

Despite the uncertainty attributable to the possibility of military conflict with Iraq, we are optimistic about 2003. We feel that recent market action represents what might be called a "reverse bubble." That is, it reflects exaggerated pessimism in much the same way as the late-1990s bull market was driven by irrational exuberance. As we look at the Fund's holdings, we see plenty of companies that are successfully executing their business plans despite the mediocre economy. As proof of this, a large percentage of our holdings reported better-than-expected earnings in the final quarter of 2002. Another factor that could provide some support for stocks in the coming months is buying from pension plans and other institutional investors, which must periodically rebalance their portfolios to predefined percentages and may currently be underweighted in stocks. In short, we feel that as progress is made on resolving uncertainty about Iraq and other geopolitical factors, the "fear discount" in the market will diminish, and we should return to a more rational investment environment in which investors once again can appreciate the merits of high-quality growth stocks.

                                    MASSMUTUAL SMALL COMPANY GROWTH FUND
                                     LARGEST STOCK HOLDINGS (12/31/02)

                                    Red Hat, Inc.
                                    E*TRADE Group, Inc.
                                    Polycom, Inc.
                                    Pixelworks, Inc.
                                    Macrovision Corp.
                                    Digimarc Corp.
                                    Pixar, Inc.
                                    Sylvan Learning Systems, Inc.
                                    Lattice Semiconductor Corp.
                                    Accredo Health, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL COMPANY GROWTH FUND
TOTAL RETURN

                                              SINCE INCEPTION
                         ONE YEAR             AVERAGE ANNUAL
                     1/1/02 - 12/31/02      12/31/01 - 12/31/02
Class S                   -29.70%                -29.63%
Class A                   -30.10%                -30.03%
Class Y                   -29.80%                -29.73%
Class L                   -29.90%                -29.83%
---------------------------------------------------------------
Russell 2000 Index        -20.48%                -20.48%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S    CLASS A    CLASS Y    CLASS L        RUSSELL 2000 INDEX
12/31/01     $ 10,000   $ 10,000   $ 10,000   $ 10,000              $ 10,000
  Jun-02     $  8,400   $  8,380   $  8,400   $  8,400              $  9,530
  Dec-02     $  7,030   $  6,990   $  7,020   $  7,010              $  7,952

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL SMALL COMPANY GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
EQUITIES -- 92.5%

ADVERTISING -- 1.3%
DoubleClick, Inc.*                                   79,200         $    448,272
                                                                    ------------
AIR TRANSPORTATION -- 0.7%
Atlantic Coast Airlines
  Holdings, Inc.*                                    17,500              210,525
                                                                    ------------
Hawaiian Holdings, Inc.*                             11,804               24,080
                                                                    ------------
                                                                         234,605
                                                                    ------------
APPAREL, TEXTILES & SHOES -- 2.5%
Chico's FAS, Inc.*                                    6,700              126,697
Hot Topic, Inc.*                                      7,700              176,176
Pacific Sunwear of
  California, Inc.*                                   4,200               74,298
Phillips-Van Heusen Corp.                             4,700               54,332
Quiksilver, Inc.*                                     8,600              229,276
Steven Madden Limited*                               10,900              196,963
                                                                    ------------
                                                                         857,742
                                                                    ------------
BANKING, SAVINGS & LOANS -- 3.5%
Columbia Bancorp                                      5,900              129,977
Greater Bay Bancorp                                  14,800              255,892
NetBank, Inc.*                                        2,800               27,104
Silicon Valley Bancshares*                            9,300              169,725
Sterling Bancshares, Inc.                            13,300              162,526
UCBH Holdings, Inc.                                  11,000              466,950
Umpqua Holdings Corp.                                   500                9,125
                                                                    ------------
                                                                       1,221,299
                                                                    ------------
BROADCASTING, PUBLISHING & PRINTING -- 1.1%
Alloy, Inc.*                                          2,400               26,280
Emmis Communications
  Corp. Cl. A*                                       16,500              343,695
                                                                    ------------
                                                                         369,975
                                                                    ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.4%
Horizon Offshore, Inc.*                              30,000              149,400
                                                                    ------------
CHEMICALS -- 0.5%
Symyx Technologies, Inc.*                            13,500              169,965
                                                                    ------------
COMMERCIAL SERVICES -- 7.8%
AMN Healthcare
  Services, Inc.*                                     9,000              152,190
Diversa Corp.*                                        1,600               14,480
FTI Consulting, Inc.*                                 8,600              345,290
Gene Logic, Inc.*                                     1,700               10,693
Incyte Genomics, Inc.*                               25,400              115,824
Lexicon Genetics, Inc.*                              20,100               95,073
Overture Services, Inc.*                             10,400              284,024
Princeton Review, Inc.*                              24,600              121,770
Quintiles
  Transnational Corp.*                                3,200               38,720
Regis Corp.                                          13,500         $    350,865
Strayer Education, Inc.                               9,700              557,750
Sylvan Learning
  Systems, Inc.*                                     38,800              636,320
                                                                    ------------
                                                                       2,722,999
                                                                    ------------
COMMUNICATIONS -- 3.0%
ADC
  Telecommunications, Inc.*                          34,100               71,269
Anixter International, Inc.*                          7,200              167,400
Polycom, Inc.*                                       81,900              779,688
Titan Corp.*                                          3,600               37,440
                                                                    ------------
                                                                       1,055,797
                                                                    ------------
COMPUTER & DATA PROCESSING SERVICES -- 2.5%
Digimarc Corp.*                                      63,100              715,554
LendingTree, Inc.*                                   12,000              154,560
                                                                    ------------
                                                                         870,114
                                                                    ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 4 2%
Digital Insight Corp.*                               26,100              226,809
Jack Henry &
  Associates, Inc.                                   25,600              308,224
ManTech International
  Corp. Cl. A*                                       10,000              190,700
Mentor Graphics Corp.*                               47,600              374,136
Mercury Computer
  Systems, Inc.*                                      7,400              225,848
Teradyne, Inc.*                                      10,000              130,100
                                                                    ------------
                                                                       1,455,817
                                                                    ------------
COMPUTER RELATED SERVICES -- 2.6%
Checkfree Corp.*                                     30,500              488,031
Corillian Corp.*                                     91,589               83,346
Identix, Inc.*                                       59,300              305,395
MCSi, Inc.*                                           9,300               44,175
                                                                    ------------
                                                                         920,947
                                                                    ------------
COMPUTERS & INFORMATION -- 0.4%
Foundry Networks, Inc.*                               4,700               33,088
Immersion Corp.*                                     78,900               92,313
                                                                    ------------
                                                                         125,401
                                                                    ------------
DATA PROCESSING & PREPARATION -- 0.9%
Factset Research
  Systems, Inc.                                      11,500              325,105
                                                                    ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6 9%
Active Power, Inc.*                                  15,200               27,056
Cree, Inc.*                                          10,500              171,675
Dupont Photomasks, Inc.*                              1,500               34,875
FLIR Systems, Inc.*                                   3,300              161,040
Lattice
  Semiconductor Corp.*                               71,400              626,178
Microsemi Corp.*                                      2,000               12,180
Mykrolis Corp.*                                       3,500         $     25,550
Pixelworks, Inc.*                                   132,600              769,080
Rudolph
  Technologies, Inc.*                                 5,000               95,800
Skyworks Solutions, Inc.*                             1,400               12,068
Teledyne
  Technologies, Inc.*                                13,000              203,840
Triquint
  Semiconductor, Inc.*                               46,900              198,856
Zoran Corp.*                                          3,500               49,245
                                                                    ------------
                                                                       2,387,443
                                                                    ------------
ENERGY -- 3.4%
Arch Coal, Inc.                                       2,400               51,816
Core Laboratories NV*                                 6,300               71,505
Headwaters, Inc.*                                     2,900               44,979
Key Energy Services, Inc.*                           46,100              413,517
Tom Brown, Inc.*                                     16,800              421,680
Ultra Petroleum Corp.*                               16,800              166,320
                                                                    ------------
                                                                       1,169,817
                                                                    ------------
ENTERTAINMENT & LEISURE -- 5.8%
Alliance Gaming Corp.*                               17,700              301,431
Macrovision Corp.*                                   47,800              766,712
Multimedia Games, Inc.*                              11,300              310,298
The Nautilus Group, Inc.*                            14,100              188,376
SCP Pool Corp.*                                       8,900              259,880
Shuffle Master, Inc.*                                 9,300              177,723
                                                                    ------------
                                                                       2,004,420
                                                                    ------------
FINANCIAL SERVICES -- 4.9%
BankAtlantic Bancorp,
  Inc. Cl. A                                         25,500              240,975
E*TRADE Group, Inc.*                                167,500              814,050
East West Bancorp, Inc.                              13,000              469,040
Friedman Billings Ramsey
  Group, Inc. Cl. A*                                 15,300              143,208
Saxon Capital, Inc.*                                  3,300               41,283
                                                                    ------------
                                                                       1,708,556
                                                                    ------------
HEALTHCARE -- 2.5%
Accredo Health, Inc.*                                16,600              585,150
Manor Care, Inc.*                                    14,700              273,567
Orthodontic Centers of
  America, Inc.*                                      1,700               18,547
                                                                    ------------
                                                                         877,264
                                                                    ------------
INSURANCE -- 2.6%
American Medical
  Security Group, Inc.*                               2,300               32,154
Brown & Brown, Inc.                                   6,200              200,384
Centene Corp.*                                        1,800               60,462
Hilb, Rogal &
  Hamilton Co.                                       14,200              580,780

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
RLI Corp.                                             1,300         $     36,270
                                                                    ------------
                                                                         910,050
                                                                    ------------
INTERNET SOFTWARE -- 0.1%
WebEx
  Communications, Inc.*                               2,000               30,000
                                                                    ------------
MACHINERY & COMPONENTS -- 0.9%
Grant Prideco, Inc.*                                 20,000              232,800
Kulicke & Soffa
  Industries, Inc.*                                  17,000               97,240
                                                                    ------------
                                                                         330,040
                                                                    ------------
MEDICAL SUPPLIES -- 4.4%
AeroGen, Inc.*                                       56,900               19,915
Align Technology, Inc.*                              16,000               44,176
Bioject Medical
  Technologies, Inc.*                                23,000               44,850
Bruker Daltonics, Inc.*                               9,500               46,170
FEI Co.*                                              7,700              117,733
Immucor, Inc.*                                       18,600              376,650
InVision
  Technologies, Inc.*                                 5,600              147,616
Orthofix International NV*                           14,000              394,086
Possis Medical, Inc.*                                13,500              243,000
PSS World Medical, Inc.*                             16,500              112,860
                                                                    ------------
                                                                       1,547,056
                                                                    ------------
PHARMACEUTICALS -- 15.2%
Abgenix, Inc.*                                       39,608              291,911
Alkermes, Inc.*                                      68,400              428,868
Amylin
  Pharmaceuticals, Inc.*                              9,300              150,102
Atherogenics, Inc.*                                  20,300              150,423
Atrix Labs, Inc.*                                     1,600               24,542
AVI BioPharma, Inc.*                                 10,900               54,500
Cell Genesys, Inc.*                                  33,100              369,098
Charles River Laboratories
  International, Inc.*                                8,600              330,928
Corixa Corp.*                                        23,200              148,248
Cubist
  Pharmaceuticals, Inc.*                             60,800              500,384
Dendreon Corp.*                                      27,900              148,149
Endo Pharmaceuticals
  Holdings, Inc.*                                     8,900               68,521
Esperion
  Therapeutics, Inc.*                                11,100               78,899
Genta, Inc.*                                         27,300              209,937
ICOS Corp.*                                          21,400              500,974
Inhale Therapeutic
  Systems, Inc.*                                      4,300               34,744
Isis Pharmaceuticals, Inc.*                          45,500              299,845
La Jolla
  Pharmaceutical Co.*                                28,200              183,300
Neose Technologies, Inc.*                             4,000               34,560
Noven
  Pharmaceuticals, Inc.*                             22,700         $    209,521
Paradigm Genetics, Inc.*                             89,200               25,957
Taro Pharmaceutical
  Industries Limited*                                10,200              383,520
Telik, Inc.*                                         12,500              145,750
Third Wave
  Technologies, Inc.*                                47,200              126,968
Transgenomic, Inc.*                                  29,500               66,051
Tularik, Inc.*                                       33,200              247,672
Versicor, Inc.*                                       6,900               74,451
                                                                    ------------
                                                                       5,287,823
                                                                    ------------
PREPACKAGED SOFTWARE -- 7.8%
Advent Software, Inc.*                                4,800               65,424
Echelon Corp.*                                        1,500               16,815
Fair, Isaac & Co., Inc.                               7,900              337,330
Onyx Software Corp.*                                139,000              215,450
Pinnacle Systems, Inc.*                               4,000               54,440
Pixar, Inc.*                                         12,300              651,777
QuadraMed Corp.*                                      6,300               16,506
Red Hat, Inc.*                                      173,100            1,023,021
Take-Two Interactive
  Software, Inc.*                                     6,400              150,336
Tibco Software, Inc.*                                22,700              140,286
Viewpoint Corp.*                                     16,400               30,668
                                                                    ------------
                                                                       2,702,053
                                                                    ------------
RESTAURANTS -- 0.5%
P.F. Chang's China
  Bistro, Inc.*                                       4,000              145,200
Smith & Wollensky
  Restaurant Group, Inc.*                             6,300               22,050
                                                                    ------------
                                                                         167,250
                                                                    ------------
RETAIL -- 4.3%
A.C. Moore Arts &
  Crafts, Inc.*                                      21,400              271,994
Central Garden & Pet Co.*                            21,500              397,965
Cost Plus, Inc.*                                      7,600              217,892
Duane Reade, Inc.*                                   30,400              516,800
Insight Enterprises, Inc.*                            2,000               16,620
Kenneth Cole Productions,
  Inc. Cl. A*                                         3,400               69,020
                                                                    ------------
                                                                       1,490,291
                                                                    ------------
TRANSPORTATION -- 1.8%
Arkansas Best Corp.*                                  1,800               46,766
Heartland Express, Inc.*                             16,400              375,740
OMI Corp.*                                           49,000              201,390
                                                                    ------------
                                                                         623,896
                                                                    ------------
TOTAL EQUITIES
(COST $33,193,010)                                                    32,163,397
                                                                    ------------
                                                  PRINCIPAL            MARKET
                                                   AMOUNT               VALUE
                                                -----------         ------------
SHORT-TERM INVESTMENTS -- 8.0%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003 (a)                            $ 2,771,035         $  2,771,035
                                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    2,771,035
                                                                    ------------
TOTAL INVESTMENTS -- 100.5%
(COST $35,964,045)**                                                  34,934,432
OTHER ASSETS/
(LIABILITIES) -- (0.5%)                                                 (168,836)
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 34,765,596
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $2,771,189. Collateralized by U.S. Government Agency obligation with a rate of 6.275%, maturity date of 09/01/2029, and aggregate market value, including accrued interest, of $2,909,714.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                         DECEMBER 31, 2002
                                                                         -----------------
ASSETS:
      Investments, at value (cost $33,193,010) (NOTE 2)                     $   32,163,397
      Short-term investments, at amortized cost (NOTE 2)                         2,771,035
                                                                            --------------
          Total Investments                                                     34,934,432
      Cash                                                                         309,680
      Receivables from:
          Investments sold                                                         329,168
          Investment adviser (NOTE 3)                                                5,434
          Fund shares sold                                                         608,373
          Interest and dividends                                                    11,386
                                                                            --------------
               Total assets                                                     36,198,473
                                                                            --------------
LIABILITIES:
      Payables for:
          Investments purchased                                                  1,242,270
          Fund shares repurchased                                                  136,777
          Directors' fees and expenses (NOTE 3)                                        204
          Affiliates (NOTE 3):
               Investment management fees                                           24,438
               Administration fees                                                   7,493
               Service fees                                                          3,100
      Accrued expense and other liabilities                                         18,595
                                                                            --------------
               Total liabilities                                                 1,432,877
                                                                            --------------
      NET ASSETS                                                            $   34,765,596
                                                                            ==============
NET ASSETS CONSIST OF:
      Paid-in capital                                                       $   39,315,597
      Accumulated net investment loss                                                 (106)
      Accumulated net realized loss on investments                              (3,520,282)
      Net unrealized depreciation on investments                                (1,029,613)
                                                                            --------------
                                                                            $   34,765,596
                                                                            ==============
NET ASSETS:
      Class A                                                               $    5,037,698
                                                                            ==============
      Class L                                                               $   10,319,199
                                                                            ==============
      Class Y                                                               $   10,544,603
                                                                            ==============
      Class S                                                               $    8,762,800
                                                                            ==============
      Class N                                                               $      101,296
                                                                            ==============
SHARES OUTSTANDING:
      Class A                                                                      721,055
                                                                            ==============
      Class L                                                                    1,472,056
                                                                            ==============
      Class Y                                                                    1,501,994
                                                                            ==============
      Class S                                                                    1,247,387
                                                                            ==============
      Class N                                                                       14,565
                                                                            ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                               $         6.99
                                                                            ==============
      Class L                                                               $         7.01
                                                                            ==============
      Class Y                                                               $         7.02
                                                                            ==============
      Class S                                                               $         7.02
                                                                            ==============
      Class N                                                               $         6.95
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                            YEAR ENDED
                                                                         DECEMBER 31, 2002
                                                                         -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $47)                             $       46,716
      Interest                                                                      14,953
                                                                            --------------
              Total investment income                                               61,669
                                                                            --------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                          144,176
      Custody fees                                                                  37,338
      Audit and legal fees                                                          20,055
      Shareholder reporting fees                                                     5,003
      Directors' fees (NOTE 3)                                                         343
                                                                            --------------
                                                                                   206,915
      Administration fees (NOTE 3):
         Class A                                                                     7,864
         Class L                                                                    14,100
         Class Y                                                                     3,847
         Class S                                                                    13,903
         Class N                                                                         1*
      Service fees (NOTE 3):
         Class A                                                                     5,631
         Class N                                                                         1*
      Miscellaneous fees                                                             1,323
                                                                            --------------
              Total expenses                                                       253,585
      Expenses waived (NOTE 3)                                                     (57,125)
      Fees paid indirectly (NOTE 3)                                                (47,088)
                                                                            --------------
         Net expenses                                                              149,372
                                                                            --------------
         NET INVESTMENT LOSS                                                       (87,703)
                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                              (3,520,282)
      Net change in unrealized appreciation (depreciation) on investments       (1,029,613)
                                                                            --------------
              NET REALIZED AND UNREALIZED LOSS                                  (4,549,895)
                                                                            --------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   (4,637,598)
                                                                            ==============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED            PERIOD ENDED
                                                                           DECEMBER 31, 2002     DECEMBER 31, 2001**
                                                                           -----------------     -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                      $      (87,703)           $         --
     Net realized loss on investment transactions                                 (3,520,282)                     --
     Net change in unrealized appreciation (depreciation) on investments          (1,029,613)                     --
                                                                              --------------            ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (4,637,598)                     --
                                                                              --------------            ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                       5,600,256                   1,000
     Class L                                                                      11,017,774                   1,000
     Class Y                                                                      10,672,456                   1,000
     Class S                                                                       2,008,208              10,001,000
     Class N                                                                         100,500*                     --
                                                                              --------------            ------------
        INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                   29,399,194              10,004,000
                                                                              --------------            ------------
     TOTAL INCREASE IN NET ASSETS                                                 24,761,596              10,004,000

NET ASSETS:
     Beginning of period                                                          10,004,000                      --
                                                                              --------------            ------------
     End of period (including accumulated net investment loss of
       $106 and $0, respectively)                                             $   34,765,596            $ 10,004,000
                                                                              ==============            ============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
**   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                CLASS A                            CLASS L
                                                                -------                            -------
                                                     YEAR ENDED        PERIOD ENDED      YEAR ENDED         PERIOD ENDED
                                                      12/31/02           12/31/01&        12/31/02            12/31/01&
                                                     ----------        ------------      ----------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.00         $     10.00      $    10.00         $     10.00
                                                     ----------         -----------      ----------         -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                     (0.06)***              --           (0.04)***              --
  Net realized and unrealized loss on investments         (2.95)                 --           (2.95)                 --
                                                     ----------         -----------      ----------         -----------
       Total loss from investment operations              (3.01)                 --           (2.99)                 --
                                                     ----------         -----------      ----------         -----------
NET ASSET VALUE, END OF PERIOD                       $     6.99         $     10.00      $     7.01         $     10.00
                                                     ==========         ===========      ==========         ===========
TOTAL RETURN@                                            (30.10)%                --          (29.90)%                --

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $    5,038         $         1      $   10,319         $         1
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  1.83%                 --            1.58%                 --
    After expense waiver#                                  1.16%(a)              --            0.92%(a)              --
  Net investment loss to average daily net assets         (0.80)%                --           (0.59)%                --
  Portfolio turnover rate                                   150%                 --             150%                 --


                                                                CLASS Y                        CLASS S                CLASS N
                                                                -------                        -------                -------
                                                       YEAR ENDED     PERIOD ENDED    YEAR ENDED      PERIOD ENDED  PERIOD ENDED
                                                        12/31/02        12/31/01&      12/31/02         12/31/01&    12/31/02&&
                                                      -----------     ------------   -----------      ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     10.00       $    10.00   $     10.00        $    10.00    $     6.90
                                                      -----------       ----------   -----------        ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (0.04)***            -         (0.03)***             -          0.00***+
  Net realized and unrealized gain (loss)
     on investments                                         (2.94)               -         (2.95)                -          0.05
                                                      -----------       ----------   -----------        ----------    ----------
       Total income (loss) from investment operations       (2.98)               -         (2.98)                -          0.05
                                                      -----------       ----------   -----------        ----------    ----------
NET ASSET VALUE, END OF PERIOD                        $      7.02       $    10.00   $      7.02        $    10.00    $     6.95
                                                      ===========       ==========   ===========        ==========    ==========
TOTAL RETURN@                                              (29.80)%              -        (29.70)%               -             -++
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $    10,545       $        1   $     8,763        $   10,001    $      101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   1.43%               -          1.39%                -             -++
     After expense waiver#                                   0.83%(a)            -          0.80%(a)             -             -++
  Net investment loss to average daily net assets           (0.52)%              -         (0.41)%               -             -++
  Portfolio turnover rate                                     150%               -           150%                -           150%

  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  &    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  &&   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ++   AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  +    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND - FINANCIAL STATEMENTS

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL EMERGING GROWTH FUND?

The objectives and policies of the Fund are to:
-  achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -41.79%, compared with -20.48% for the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -30.26%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Versus the Russell 2000 Index, the Fund suffered from the dramatic outperformance of value stocks over the growth sector. This outperformance can be seen in the discrepancy between the Russell 2000 Growth Index's loss of more than 30%, the largest annual decline since that benchmark's inception, and the Russell 2000 Value Index's much smaller 11.43% decline.

Versus the Russell 2000 Growth Index, we were also out of step with investors' preferences during the period. Recent research dividing that index into four segments based on forecasted long-term earnings growth rates revealed that through the third quarter of 2002, the higher the growth rate, the steeper the average decline in share price. In particular, the Ohigh-octaneO stocks with forecasted earnings growth above 20% declined 28% in the third quarter and 41% on a year-to-date basis at the end of the third quarter. While we tried to moderate the Fund's volatility, we attempted to do so within the scope of the emerging growth discipline. Unfortunately, the penalty for sticking with this discipline was stiff in 2002.

One area of outperformance in the third quarter versus the Russell 2000 Growth Index was the consumer discretionary sector, where we focused on the business services segment. FTI Consulting, a top-10 position, managed to buck the downward trend and post a positive return for the quarter. The company provides a variety of consulting services, including financial restructuring, litigation consulting and environmental consulting. FTI boasted a 5-year earnings-per-share growth rate of 24%, with 40% growth in the preceding twelve months. Other contributors to performance included pay-for-performance search provider Overture Services and Hotels.com, which provides lodging accommodations over the Internet.

The financial services sector continued to be a drag on the Fund's performance. Both an underweighting and stock selection worked against us. With our requirement of 18% to 20% revenue growth, few banks, savings and loans, or insurance companies were eligible for purchase, yet these are some of the industries that held up best against the selling pressure. Another source of difficulty was the technology sector, where even a stock like Marvel Technology Group, with revenues and earnings up 75% and 74%, respectively, fell by more than 50% over the first three quarters of the year.

Market conditions were more hospitable in the fourth quarter, as investors scooped up some of the available bargains. Emerging growth stocks benefited from this trend, enabling the Fund to outperform both the Russell 2000 Index and the Russell 2000 Growth Index for the quarter. Much of our performance advantage came from an overweighting in technology. We owned a number of software companies that contributed to the quarter's returns, including Network Associates and MicroStrategy. Network Associates, a provider of network management and network security to businesses, increased its earnings over 600% from 2001. Moreover, with its recent purchase of McAfee Associates, Network Associates acquired a significant presence in the consumer market. Meanwhile, MicroStrategy, a provider of business intelligence software with transaction analysis capabilities, is a turnaround story. After straying from its core business and taking on too much debt, the company appeared to have regained its focus and was on track to make money in 2002.

Another contributor to our fourth-quarter returns was Pharmaceutical Product Development, which provides drug development and discovery services for the pharmaceutical and biotechnology industries. Earnings were up 30% in 2002, and the stock was trading at 17 times estimated 2003 earnings--a very attractive valuation, in our opinion. We were further encouraged when the company's CEO made a significant purchase of stock in late spring of 2002.

WHAT IS YOUR OUTLOOK?

Like most investors, we are not sad to bid farewell to 2002. For many stocks in our universe, there was an irrational decoupling of underlying company fundamentals from share price behavior. We have seen this phenomenon before, and this is surely not the last time it will occur. At some point, however, we are confident that investors will extend their time horizons and recognize the merits of rapidly growing companies in the emerging growth sector.

                                     MASSMUTUAL EMERGING GROWTH FUND
                                    LARGEST STOCK HOLDINGS (12/31/02)

                                    Overture Services, Inc.
                                    O2Micro International Limited
                                    Pinnacle Systems, Inc.
                                    Power Integrations, Inc.
                                    Photon Dynamics, Inc.
                                    Sunrise Assisted Living, Inc.
                                    Taro Pharmaceutical Industries Limited
                                    Accredo Health, Inc.
                                    United Surgical Partners International, Inc.
                                    Marvell Technology Group Limited

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL EMERGING GROWTH FUND
TOTAL RETURN

                                              SINCE INCEPTION
                         ONE YEAR             AVERAGE ANNUAL
                     1/1/02 - 12/31/02       5/1/00 - 12/31/02
Class S                   -41.79%                -31.92%
Class A                   -42.23%                -32.28%
Class Y                   -41.95%                -32.00%
Class L                   -42.09%                -32.14%
---------------------------------------------------------------
Russell 2000 Index        -20.48%                 -8.67%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S    CLASS A    CLASS Y    CLASS L    RUSSELL 2000 INDEX
5/1/00       $ 10,000   $ 10,000   $ 10,000   $ 10,000              $ 10,000
Dec-00       $  7,330   $  7,320   $  7,330   $  7,330              $  9,636
Dec-01       $  6,150   $  6,110   $  6,150   $  6,130              $  9,876
Dec-02       $  3,580   $  3,530   $  3,570   $  3,550              $  7,853

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
EQUITIES -- 94.7%

AIR TRANSPORTATION -- 1.5%
Forward Air Corp.*                                   21,150         $    410,521
JetBlue Airways Corp.*                               17,050              460,350
                                                                    ------------
                                                                         870,871
                                                                    ------------
APPAREL, TEXTILES & SHOES -- 4.2%
Chico's FAS, Inc.*                                   24,050              454,785
Coach, Inc.*                                         19,950              656,754
Hot Topic, Inc.*                                     16,150              369,512
Pacific Sunwear of
  California, Inc.*                                  20,325              359,549
Too, Inc.*                                            1,300               30,576
Urban Outfitters, Inc.*                              22,700              535,039
                                                                    ------------
                                                                       2,406,215
                                                                    ------------
AUTOMOTIVE & PARTS -- 0.2%
Copart, Inc.*                                         7,550               89,392
                                                                    ------------
BANKING, SAVINGS & LOANS -- 0.7%
Financial Federal Corp.*                              5,400              135,702
NetBank, Inc.*                                       30,600              296,208
                                                                    ------------
                                                                         431,910
                                                                    ------------
BEVERAGES -- 0.4%
Peet's Coffee & Tea, Inc.*                           14,550              205,591
                                                                    ------------
BROADCASTING, PUBLISHING & PRINTING -- 4.2%
Cox Radio, Inc. Cl. A*                               22,150              505,241
Entercom
  Communications Corp.*                              11,650              546,618
Entravision
  Communications
  Corp. Cl. A*                                       40,200              401,196
Hispanic Broadcasting Corp.*                          8,900              182,895
Radio One, Inc. Cl. A*                               18,350              268,277
Radio One, Inc. Cl. D*                               33,800              487,734
                                                                    ------------
                                                                       2,391,961
                                                                    ------------
CHEMICALS -- 1.2%
Applied Films Corp.*                                 25,650              512,743
Constar International, Inc.*                         13,850              162,737
                                                                    ------------
                                                                         675,480
                                                                    ------------
COMMERCIAL SERVICES -- 15.0%
AMN Healthcare
  Services, Inc.*                                    28,700              485,317
Bright Horizons Family
  Solutions, Inc.*                                   14,350              403,522
Career Education Corp.*                              13,550              542,000
Coinstar, Inc.*                                      31,600              715,740
The Corporate Executive
  Board Co.*                                         12,000              383,040
eResearch
  Technology, Inc.*                                  20,550         $    344,212
Exact Sciences Corp.*                                57,400              621,642
FTI Consulting, Inc.*                                16,950              680,543
Global Payments, Inc.                                20,250              648,202
Hotels.com Cl. A*                                    11,650              636,439
Neurocrine
  Biosciences, Inc.*                                  3,800              173,508
Overture Services, Inc.*                             69,700            1,903,507
Pharmaceutical Product
  Development, Inc.*                                 21,550              630,768
Resources
  Connection, Inc.*                                  15,750              365,557
Strayer Education, Inc.                               1,300               74,750
                                                                    ------------
                                                                       8,608,747
                                                                    ------------
COMMUNICATIONS -- 0.5%
Nextel Communications,
  Inc. Cl. A*                                         7,550               87,202
Verisity Limited*                                    12,000              228,720
                                                                    ------------
                                                                         315,922
                                                                    ------------
COMPUTER & DATA PROCESSING SERVICES -- 0.9%
Anteon
  International Corp.*                               11,050              265,200
LendingTree, Inc.*                                   19,650              253,092
                                                                    ------------
                                                                         518,292
                                                                    ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
Digital Insight Corp.*                               11,600              100,804
F5 Networks, Inc.*                                    5,700               61,218
SI International, Inc.*                               3,800               41,078
SM&A*                                                 1,000                3,690
Websense, Inc.*                                      35,950              767,928
                                                                    ------------
                                                                         974,718
                                                                    ------------
COMPUTER PROGRAMMING SERVICES -- 1.4%
Business Objects SA
  Sponsored ADR*                                     39,200              588,000
Documentum, Inc.*                                    13,900              217,674
                                                                    ------------
                                                                         805,674
                                                                    ------------
COMPUTER RELATED SERVICES -- 0.3%
Digitas, Inc.*                                       13,250               45,845
PEC Solutions, Inc.*                                  1,900               56,810
Secure Computing Corp.*                               7,300               46,793
                                                                    ------------
                                                                         149,448
                                                                    ------------
COMPUTERS & INFORMATION -- 2.5%
Cognos, Inc.*                                        32,650              765,642
M-Systems Flash Disk
  Pioneers Limited*                                  81,850              598,323
SRA International,
  Inc. Cl. A*                                         3,450         $     93,460
                                                                    ------------
                                                                       1,457,425
                                                                    ------------
DATA PROCESSING & PREPARATION -- 0.7%
InterCept, Inc.*                                     14,550              246,346
WebMD Corp.*                                         19,250              164,587
                                                                    ------------
                                                                         410,933
                                                                    ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 18.2%
Advanced Energy
  Industries, Inc.*                                  15,150              192,708
ASM International NV*                                24,600              317,340
August Technology Corp.*                             46,250              234,025
Cree, Inc.*                                          31,250              510,937
Cymer, Inc.*                                          5,700              183,825
Electro Scientific
  Industries, Inc.*                                  13,250              265,000
Exar Corp.*                                           7,550               93,620
Genesis Microchip, Inc.*                             23,450              306,023
Integrated Circuit
  Systems, Inc.*                                     29,700              542,025
Integrated Device
  Technology, Inc.*                                   8,200               68,634
Intersil Corp. Cl. A*                                45,450              633,573
Ixia*                                                30,500              111,325
Marvell Technology
  Group Limited*                                     42,100              794,006
MKS Instruments, Inc.*                                7,300              119,939
Nanometrics, Inc.*                                   12,650               53,004
Nvidia Corp.*                                         9,450              108,770
O2Micro International
  Limited*                                          132,100            1,287,843
OmniVision
  Technologies, Inc.*                                28,400              385,388
Photon Dynamics, Inc.*                               43,750              997,500
PLX Technology, Inc.*                                42,400              165,784
Power Integrations, Inc.*                            58,850            1,000,450
RF Micro Devices, Inc.*                              15,450              113,249
Rudolph
  Technologies, Inc.*                                24,600              471,336
Semtech Corp.*                                       11,350              124,169
Silicon Image, Inc.*                                 65,100              390,600
Silicon Laboratories, Inc.*                           3,200               61,056
Skyworks Solutions, Inc.*                            52,350              451,257
Wilson Greatbatch
  Technologies, Inc.*                                 4,400              128,480
Xicor, Inc.*                                         78,300              292,059
Zoran Corp.*                                          3,800               53,466
                                                                    ------------
                                                                      10,457,391
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
ENTERTAINMENT & LEISURE -- 2.5%
Alliance Gaming Corp.*                               16,750     $        285,253
Leapfrog Enterprises, Inc.*                          12,650              318,148
Multimedia Games, Inc.*                              20,550              564,303
Penn National
  Gaming, Inc.*                                      17,350              275,171
                                                                    ------------
                                                                       1,442,875
                                                                    ------------
FINANCIAL SERVICES -- 0.8%
Boston Private Financial
  Holdings, Inc.                                     23,450              465,717
                                                                    ------------
FOODS -- 0.4%
Horizon Organic
  Holding Corp.*                                     13,900              225,041
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.1%
School Specialty, Inc.*                               4,100               81,918
                                                                    ------------
HEALTHCARE -- 7.4%
Accredo Health, Inc.*                                24,325              857,456
American
  Healthways, Inc.*                                  22,700              397,250
Covance, Inc.*                                       12,950              318,441
IMPAC Medical
  Systems, Inc.*                                      2,150               39,818
LifePoint Hospitals, Inc.*                           19,550              585,151
Sunrise Assisted
  Living, Inc.*                                      37,550              934,620
U.S. Physical
  Therapy, Inc.*                                     28,550              318,333
United Surgical Partners
  International, Inc.*                               51,550              805,263
                                                                    ------------
                                                                       4,256,332
                                                                    ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.2%
Select Comfort Corp.*                                11,350              106,690
                                                                    ------------
INFORMATION RETRIEVAL SERVICES -- 2.0%
Agile Software Corp.*                                74,550              577,017
Avocent Corp.*                                       15,900              353,298
CoStar Group, Inc.*                                  13,250              244,463
                                                                    ------------
                                                                       1,174,778
                                                                    ------------
INSURANCE -- 1.4%
AMERIGROUP Corp.*                                    24,300              736,533
Platinum Underwriters
  Holdings Limited*                                   1,900               50,065
                                                                    ------------
                                                                         786,598
                                                                    ------------
INTERNET SOFTWARE -- 1.3%
MatrixOne, Inc.*                                     63,800              274,340
WebEx
  Communications, Inc.*                               9,450              141,750
webMethods, Inc.*                                    38,300         $    314,826
                                                                    ------------
                                                                         730,916
                                                                    ------------
LODGING -- 1.8%
Four Seasons Hotels, Inc.                            16,150              456,238
Station Casinos, Inc.*                               32,200              569,940
                                                                    ------------
                                                                       1,026,178
                                                                    ------------
MEDICAL SUPPLIES -- 4.3%
Advanced Neuromodulation
  Systems, Inc.*                                     14,850              521,235
American Medical Systems
  Holdings, Inc.*                                    16,150              261,792
Cyberonics, Inc.*                                     6,300              115,920
Integra LifeSciences
  Holdings Corp.*                                    19,250              339,763
Inveresk Research
  Group, Inc.*                                       18,100              390,417
LTX Corp.*                                           27,800              167,634
Med-Design Corp.*                                    40,350              322,800
Orthofix International NV*                            2,900               81,632
Respironics, Inc.*                                    9,200              279,965
                                                                    ------------
                                                                       2,481,158
                                                                    ------------
METALS & MINING -- 0.3%
Steel Dynamics, Inc.*                                14,550              175,037
                                                                    ------------
PHARMACEUTICALS -- 9.7%
Andrx Corp.*                                         36,700              538,389
Atherogenics, Inc.*                                  18,050              133,751
Cephalon, Inc.*                                       7,550              367,443
CV Therapeutics, Inc.*                                5,100               92,922
Enzon
  Pharmaceuticals, Inc.*                              6,000              100,320
Inspire
  Pharmaceuticals, Inc.*                             12,650              118,151
InterMune, Inc.*                                     10,800              275,508
K-V Pharmaceutical
  Co. Cl. A*                                         19,950              462,840
Martek Biosciences Corp.*                            28,400              711,136
Medicis Pharmaceutical
  Corp. Cl. A*                                       10,800              536,436
Priority Healthcare
  Corp. Cl. B*                                       31,850              738,920
Scios, Inc.*                                          3,200              104,256
Taro Pharmaceutical
  Industries Limited*                                23,450              881,720
Telik, Inc.*                                         28,400              331,144
Trimeris, Inc.*                                       4,400              189,948
                                                                    ------------
                                                                       5,582,884
                                                                    ------------
PREPACKAGED SOFTWARE -- 5.4%
Altiris, Inc.*                                       11,350              180,692
Embarcadero
  Technologies, Inc.*                                12,000               71,640
Internet Security
  Systems, Inc.*                                     22,700         $    416,091
MicroStrategy, Inc. Cl. A*                           22,150              334,465
NetIQ Corp.*                                         17,050              210,568
Network Associates, Inc.*                             6,300              101,367
Pinnacle Systems, Inc.*                              82,850            1,127,589
Quest Software, Inc.*                                27,550              284,041
Retek, Inc.*                                          3,800               10,336
Symantec Corp.*                                       5,700              230,736
Verity, Inc.*                                        11,350              151,988
                                                                    ------------
                                                                       3,119,513
                                                                    ------------
RESTAURANTS -- 1.1%
CKE Restaurants, Inc.*                               24,900              107,070
P.F. Chang's China
  Bistro, Inc.*                                      14,850              539,055
                                                                    ------------
                                                                         646,125
                                                                    ------------
RETAIL -- 0.8%
Cost Plus, Inc.*                                      9,300              266,631
Kirkland's, Inc.*                                     5,900               66,670
Ultimate Electronics, Inc.*                          11,350              115,203
                                                                    ------------
                                                                         448,504
                                                                    ------------
TELEPHONE UTILITIES -- 1.0%
West Corp.*                                          35,400              587,640
                                                                    ------------
TRANSPORTATION -- 0.6%
Expedia, Inc. Cl. A*                                  5,100              341,344
                                                                    ------------
TOTAL EQUITIES
(COST $59,053,814)                                                    54,449,218
                                                                    ------------
WARRANTS -- 0.4%
TRANSPORTATION
Expedia, Inc. Warrants*                               6,988              250,309
                                                                    ------------
TOTAL WARRANTS
(COST $74,878)                                                           250,309
                                                                    ------------
TOTAL LONG TERM INVESTMENTS
(COST $59,128,692)                                                    54,699,527
                                                                    ------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                 ----------
SHORT-TERM INVESTMENTS -- 38.8%
CASH EQUIVALENTS -- 28.2%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                              $  645,957              645,957
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                 384,038              384,038

    The accompanying notes are an integral part of the financial statements.

                                                 PRINCIPAL             MARKET
                                                  AMOUNT                VALUE
                                                -----------         ------------
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                             $ 1,920,192         $  1,920,192
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                 960,096              960,096
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                 864,086              864,086
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                     1,440,144            1,440,144
General Electric
  Capital Corp.
  1.300% 01/06/2003                                 958,016              958,016
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                 480,048              480,048
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                  96,010               96,010
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                 288,029              288,029
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                 288,029              288,029
Merrimac Money
  Market Fund                                     3,648,364            3,648,364
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                 960,096              960,096
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                                 768,077              768,077
National Bank
  of Commerce
  1.400% 05/23/2003                                 480,048              480,048
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                               1,344,134            1,344,134
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                 288,029              288,029
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                 384,038              384,038
                                                                    ------------
                                                                      16,197,431
                                                                    ------------
REPURCHASE AGREEMENT -- 10.6%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                             $ 6,119,805         $  6,119,805
                                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   22,317,236
                                                                    ------------
TOTAL INVESTMENTS -- 133.9%
(COST $81,445,928)***                                                 77,016,763
OTHER ASSETS/
(LIABILITIES) -- (33.9%)                                             (19,516,104)
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 57,500,659
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR  - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $6,120,145. Collateralized by U.S. Government Agency obligation with a rate of 5.375%, maturity date of 05/20/2023, and aggregate market value, including accrued interest, of $6,425,796.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                         DECEMBER 31, 2002
                                                                         -----------------

ASSETS:

       Investments, at value (cost $59,128,692) (NOTE 2)                    $   54,699,527
       Short-term investments, at amortized cost (NOTE 2)                       22,317,236
                                                                            --------------
            Total Investments (including securities on loan with
              market values of $15,483,526)                                     77,016,763
       Cash                                                                        584,837
       Receivables from:
            Investments sold                                                       255,845
            Investment adviser (NOTE 3)                                              7,555
            Fund shares sold                                                        91,038
            Interest and dividends                                                   5,792
            Foreign taxes withheld                                                      81
                                                                            --------------
                 Total assets                                                   77,961,911
                                                                            --------------
LIABILITIES:
       Payables for:
            Investments purchased                                                4,143,359
            Fund shares repurchased                                                 36,735
            Securities on loan (NOTE 2)                                         16,197,431
            Directors' fees and expenses (NOTE 3)                                    2,078
            Affiliates (NOTE 3):
                 Investment management fees                                         43,190
                 Administration fees                                                11,765
                 Service fees                                                        6,215
       Accrued expense and other liabilities                                        20,479
                                                                            --------------
                 Total liabilities                                              20,461,252
                                                                            --------------
       NET ASSETS                                                           $   57,500,659
                                                                            ==============

NET ASSETS CONSIST OF:
       Paid-in capital                                                      $  144,222,790
       Accumulated net investment loss                                              (1,872)
       Accumulated net realized loss on investments                            (82,291,094)
       Net unrealized depreciation on investments                               (4,429,165)
                                                                            --------------
                                                                            $   57,500,659
                                                                            ==============
NET ASSETS:
       Class A                                                              $   10,153,105
                                                                            ==============
       Class L                                                              $   20,924,258
                                                                            ==============
       Class Y                                                              $    1,664,159
                                                                            ==============
       Class S                                                              $   24,657,747
                                                                            ==============
       Class N                                                              $      101,390
                                                                            ==============
SHARES OUTSTANDING:
       Class A                                                                   2,876,981
                                                                            ==============
       Class L                                                                   5,891,667
                                                                            ==============
       Class Y                                                                     466,391
                                                                            ==============
       Class S                                                                   6,880,385
                                                                            ==============
       Class N                                                                      28,856
                                                                            ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
       Class A                                                              $         3.53
                                                                            ==============
       Class L                                                              $         3.55
                                                                            ==============
       Class Y                                                              $         3.57
                                                                            ==============
       Class S                                                              $         3.58
                                                                            ==============
       Class N                                                              $         3.51
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                            YEAR ENDED
                                                                         DECEMBER 31, 2002
                                                                         -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $237)                            $       20,380
      Interest (including securities lending income of $68,949)                     98,502
                                                                            --------------
             Total investment income                                               118,882
                                                                            --------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                          599,207
      Custody fees                                                                  40,874
      Audit and legal fees                                                          19,363
      Shareholder reporting fees                                                     3,293
      Directors' fees (NOTE 3)                                                       1,839
                                                                            --------------
                                                                                   664,576
      Administration fees (NOTE 3):
         Class A                                                                    36,538
         Class L                                                                    76,956
         Class Y                                                                     4,476
         Class S                                                                    33,323
         Class N                                                                         1*
      Service fees (NOTE 3):
         Class A                                                                    27,316
         Class N                                                                         1*
      Miscellaneous fees                                                             1,323
                                                                            --------------
              Total expenses                                                       844,510
      Expenses waived (NOTE 3)                                                     (54,860)
                                                                            --------------
          Net expenses                                                             789,650
                                                                            --------------
          NET INVESTMENT LOSS                                                     (670,768)
                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                             (28,647,276)
      Net change in unrealized appreciation (depreciation) on investments      (14,827,940)
                                                                            --------------
              NET REALIZED AND UNREALIZED LOSS                                 (43,475,216)
                                                                            --------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  (44,145,984)
                                                                            ==============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED          PERIOD ENDED
                                                                           DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                           -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                      $     (670,768)        $    (485,373)
     Net realized loss on investment transactions                                (28,647,276)          (39,787,457)
     Net change in unrealized appreciation (depreciation) on investments         (14,827,940)           26,211,134
                                                                              --------------         -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     (44,145,984)          (14,061,696)
                                                                              --------------         -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                       3,620,031             8,786,185
     Class L                                                                       7,998,155            15,283,550
     Class Y                                                                        (194,556)              559,128
     Class S                                                                      (8,248,280)            7,758,936
     Class N                                                                         101,000*                    -
                                                                              --------------         -------------
        INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                    3,276,350            32,387,799
                                                                              --------------         -------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (40,869,634)           18,326,103
NET ASSETS:
     Beginning of year                                                            98,370,293            80,044,190
                                                                              --------------         -------------
     End of year (including accumulated net investment loss of $1,872 and
       $1,360, respectively)                                                  $   57,500,659         $  98,370,293
                                                                              ==============         =============

  *  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        CLASS A
                                                                        -------
                                                      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                       12/31/02        12/31/01         12/31/00+
                                                     -----------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     6.11      $     7.31        $    10.00
                                                      ----------      ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.05)***       (0.06)***         (0.05)***
  Net realized and unrealized loss on investments          (2.53)          (1.14)            (2.64)
                                                      ----------      ----------        ----------
       Total loss from investment operations               (2.58)          (1.20)            (2.69)
                                                      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                        $     3.53      $     6.11        $     7.31
                                                      ==========      ==========        ==========
TOTAL RETURN@                                             (42.23)%        (16.53)%          (26.80)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   10,153      $   12,760        $    5,197
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.46%           1.44%             1.48%*
     After expense waiver#                                  1.39%           1.41%              N/A
  Net investment loss to average daily net assets          (1.23)%         (0.96)%           (0.82)%*
  Portfolio turnover rate                                    175%            139%              132%**

                                                                        CLASS L
                                                                        -------
                                                      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                       12/31/02        12/31/01          12/31/00+
                                                     -----------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     6.13      $     7.31        $    10.00
                                                      ----------      ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.04)***       (0.04)***         (0.03)***
  Net realized and unrealized loss on investments          (2.54)          (1.14)            (2.66)
                                                      ----------      ----------        ----------
       Total loss from investment operations               (2.58)          (1.18)            (2.69)
                                                      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                        $     3.55      $     6.13        $     7.31
                                                      ==========      ==========        ==========
TOTAL RETURN@                                             (42.09)%        (16.37)%          (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   20,924      $   26,106        $   12,753
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.21%           1.18%             1.23%*
     After expense waiver#                                  1.14%           1.16%              N/A
  Net investment loss to average daily net assets          (0.98)%         (0.71)%           (0.54)%*
  Portfolio turnover rate                                    175%            139%              132%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        CLASS Y
                                                                        -------
                                                      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                       12/31/02        12/31/01          12/31/00+
                                                      ----------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     6.15       $     7.32        $    10.00
                                                     ----------       ----------        ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                     (0.04)***        (0.03)***         (0.02)***
  Net realized and unrealized loss on investments         (2.54)           (1.14)            (2.66)
                                                     ----------       ----------        ----------
       Total loss from investment operations              (2.58)           (1.17)            (2.68)
                                                     ----------       ----------        ----------
NET ASSET VALUE, END OF PERIOD                       $     3.57       $     6.15        $     7.32
                                                     ==========       ==========        ==========
TOTAL RETURN@                                            (41.95)%         (16.10)%          (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $    1,664       $    3,309        $    3,222
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  1.06%            1.04%             1.06%*
    After expense waiver#                                  0.99%            1.01%              N/A
  Net investment loss to average daily net assets         (0.83)%          (0.55)%           (0.35)%*
  Portfolio turnover rate                                   175%             139%              132%**

                                                                       CLASS S                           CLASS N
                                                                       -------                           -------
                                                      YEAR ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                                       12/31/02        12/31/01        12/31/00+        12/31/02++
                                                      ----------      ----------      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     6.15      $     7.32        $    10.00     $       3.50
                                                      ----------      ----------        ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.03)***       (0.03)***         (0.02)***        (0.00)***~
  Net realized and unrealized gain (loss) on
    investments                                            (2.54)          (1.14)            (2.66)            0.01
                                                      ----------      ----------        ----------     ------------
       Total income (loss) from investment operations      (2.57)          (1.17)            (2.68)            0.01
                                                      ----------      ----------        ----------     ------------
NET ASSET VALUE, END OF PERIOD                        $     3.58      $     6.15        $     7.32     $       3.51
                                                      ==========      ==========        ==========     ============
TOTAL RETURN@                                             (41.79)%        (16.10)%          (26.70)%**            -^

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   24,658      $   56,195        $   58,872     $        101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  0.96%           0.94%             0.98%*              -^
     After expense waiver#                                  0.89%           0.91%              N/A                -^
  Net investment loss to average daily net assets          (0.73)%         (0.45)%           (0.29)%*             -^
  Portfolio turnover rate                                    175%            139%              132%**           175%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  ++   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
  ^    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
  ~    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INTERNATIONAL EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve a high total rate of return over the long term
-  invest in a diversified portfolio of foreign and domestic equity securities
- utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -29.82%, considerably lagging the -15.94% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Our underperformance was mainly attributable to investors' preoccupation with present earnings at the expense of future earnings, a point of view that is opposite to our own. Even at the height of the 1990s bull market, we avoided Oconcept stocksO that had few or no solid fundamental underpinnings. As irrational as it was to invest in such stocks, though, it appears equally irrational to us to ignore the future prospects of solid companies with real businesses. During 2002, this seemed to be a minority viewpoint, however. Another factor detracting from our performance was the Fund's large allocation of smaller stocks that are not part of the benchmark. Especially in the weak second and third quarters, when investors' primary concern was safety, selling pressure hit smaller, non-index names harder than the index stocks. On an absolute basis, all of the major markets we follow sustained losses for the year. The Czech Republic, Indonesia and Thailand were among the few markets that posted positive returns.

The Fund returned -29.46% in the third quarter. International markets continued to test five- and six-year lows, as investor confidence deteriorated further following the weak second quarter. European markets were undermined by renewed concerns about the quality of economic growth, particularly in Germany, and the exposure of financial institutions to losses in their equity portfolios. Emerging markets also performed poorly, with Brazil down 39% and the Far East retreating 12%. The information technology, industrial and consumer discretionary sectors all detracted from performance. Of the three, technology did the most damage. However, the Fund had an underweighted position in financials, which muted the impact of one of the worst-performing sectors in the index.

Pharmaceutical holdings Powderject and Nicox were some of the Fund's largest detractors for the quarter. In our opinion, both are great examples of companies whose earnings potential was underappreciated by risk-averse investors. Despite their lack of proven products, we continued to like the long-term prospects for these two stocks based on their promising research programs.

The fourth quarter brought a respite from falling share prices, as the Fund posted a return of 7.16%. A 50-basis-point cut in interest rates by the European Central Bank helped to boost share prices, as did continuing strength in the euro, which rallied 18% against the U.S. dollar in 2002 and finished the year above parity with the greenback. After weakening substantially against the dollar following its introduction at the beginning of 1999, the euro's recent strength was welcomed by investors who saw it as a mechanism for rebalancing global demand and boosting domestic demand in the eurozone.

The Fund's largest purchases during the quarter were in Aventis, Ericsson, KDDI and Tandberg. Sales were concentrated in electronic gaming stocks Nintendo and Sega, as well as in Wella and Powderject.

WHAT IS YOUR OUTLOOK?

We remain committed to our investment process, which emphasizes growth at reasonable prices and is guided by our dominant themes of New Technology, Restructuring, Mass Affluence and Aging. We believe that, just as Oirrational exuberanceO caused investors to pay virtually any price for growth several years ago, the pendulum has now swung excessively in the direction of discounting future growth prospects. In October and November of 2002, we saw some indication that this trend might be changing, although the rally fizzled in December. It is difficult to say when the market environment will improve, but stimulative monetary and fiscal policies in many of the countries we follow should eventually have a favorable impact on the share prices of good companies with growing businesses.

       MASSMUTUAL INTERNATIONAL EQUITY FUND
       LARGEST COUNTRY WEIGHTINGS (12/31/02)

                                      % OF FUND
   United Kingdom                        18.00%
   Netherlands                           17.24%
   France                                14.03%
   Japan                                 10.38%
   Germany                                6.65%
   India                                  6.48%
   Brazil                                 4.82%
   South Korea                            3.27%
   Spain                                  2.79%
   Croatia                                2.74%

     MASSMUTUAL INTERNATIONAL EQUITY FUND
       LARGEST STOCK HOLDINGS (12/31/02)

   Boskalis Westminster
   Embraer -- Empresa Brasileira de
     Aeronautica SA, Preference
   Pliva d.d. GDR 144A
   Van der Moolen Holding NV
   Aalberts Industries NV
   SEB SA
   Infosys Technologies Limited
   Nicox SA
   Jenoptik AG
   SkyePharma PLC

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                FIVE YEAR          SINCE INCEPTION
                         ONE YEAR            AVERAGE ANNUAL         AVERAGE ANNUAL
                     1/1/02 - 12/31/02     1/1/98 - 12/31/02      10/3/94 - 12/31/02
Class S                    -29.82%               -4.34%                    0.85%
------------------------------------------------------------------------------------
MSCI EAFE                  -15.94%               -2.89%                    0.31%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS S       MSCI EAFE
10/3/94     $ 10,000        $ 10,000
 Dec-94     $  9,280        $  9,897
 Dec-95     $  9,756        $ 11,007
 Dec-96     $ 11,562        $ 11,672
 Dec-97     $ 13,388        $ 11,879
 Dec-98     $ 14,064        $ 14,254
 Dec-99     $ 22,077        $ 18,098
 Dec-00     $ 20,102        $ 15,534
 Dec-01     $ 15,280        $ 12,203
 Dec-02     $ 10,723        $ 10,259

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                FIVE YEAR          SINCE INCEPTION
                         ONE YEAR            AVERAGE ANNUAL         AVERAGE ANNUAL
                     1/1/02 - 12/31/02     1/1/98 - 12/31/02      1/1/98 - 12/31/02
Class A                     -30.11%               -4.80%                -4.80%
Class Y                     -29.82%               -4.41%                -4.41%
-----------------------------------------------------------------------------------
MSCI EAFE                   -15.94%               -2.89%                -2.89%

[CHART]

           CLASS A    CLASS Y      MSCI EAFE
1/1/98    $ 10,000   $ 10,000       $ 10,000
Dec-98    $ 10,440   $ 10,484       $ 11,999
Dec-99    $ 16,312   $ 16,463       $ 15,235
Dec-00    $ 14,795   $ 14,986       $ 13,076
Dec-01    $ 11,190   $ 11,374       $ 10,272
Dec-02    $  7,821   $  7,982       $  8,635

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                      SINCE INCEPTION
                             ONE YEAR                 AVERAGE ANNUAL
                         1/1/02 - 12/31/02           5/3/99 - 12/31/02
Class L                      -29.89%                       -8.72%
----------------------------------------------------------------------
MSCI EAFE                    -15.94%                       -9.91%

[CHART]

           Class L       MSCI EAFE
5/3/99    $ 10,000       $ 10,000
Dec-99    $ 14,817       $ 12,035
Dec-00    $ 13,465       $ 10,330
Dec-01    $ 10,209       $  8,115
Dec-02    $  7,158       $  6,821

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL INTERNATIONAL EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
EQUITIES -- 102.9%

AEROSPACE & DEFENSE -- 4.3%
Embraer - Empresa
  Brasileira de Aeronautica
  SA, Preference                                  6,582,619         $ 26,032,942
                                                                    ------------
AUTOS & HOUSING -- 1.5%
Aucnet, Inc.                                        159,180            1,140,159
Ducati Motor
  Holding SpA*                                    2,045,191            3,852,322
Porsche AG, Preference                               10,797            4,486,578
                                                                    ------------
                                                                       9,479,059
                                                                    ------------
BANKING -- 6.8%
Anglo Irish
  Bank Corp. PLC                                  1,258,000            8,950,041
Banco Popolare di
  Verona e Novara Scrl                              641,800            7,158,958
Espirito Santo Financial
  Group ADR                                         262,802            4,399,305
ICICI Bank Limited
  Sponsored ADR                                   1,501,875            9,762,187
Royal Bank of Scotland
  Group PLC                                         315,730            7,563,407
Unibanco-Uniao de Banco
  Brasileiros SA
  Sponsored GDR                                     309,700            3,391,215
                                                                    ------------
                                                                      41,225,113
                                                                    ------------
COMPUTER HARDWARE -- 0.2%
Imagineer Co. Limited                               205,000              944,927
                                                                    ------------
COMPUTER SOFTWARE/SERVICES -- 6.0%
Infosys
  Technologies Limited                              147,463           14,672,952
Logitech International
  SA Registered*                                    184,310            5,498,539
NIIT Limited                                      1,661,025            6,486,469
Software AG Registered                              542,821            5,132,155
Unit 4 Agresso NV*                                  997,485            4,626,435
                                                                    ------------
                                                                      36,416,550
                                                                    ------------
CONSUMER SERVICES -- 4.8%
Amadeus Global Travel
  Distribution SA Cl. A                           1,601,200            6,603,189
BTG PLC*                                          2,749,750            5,002,345
Prosegur, Compania de
  Seguridad SA                                      667,024            6,789,370
Randstad Holdings NV                                742,100            6,658,047
Rentokil Initial PLC                              1,223,780            4,334,384
                                                                    ------------
                                                                      29,387,335
                                                                    ------------
DIVERSIFIED FINANCIAL -- 6.4%
3i Group PLC                                        463,466         $  4,141,022
Collins Stewart
  Holdings PLC                                    2,221,940           11,375,222
Magnus Holding NV*                                1,670,091              630,960
Marschollek
  Lautenschlaeger und
  Partner AG                                        622,171            6,136,970
Van der Moolen
  Holding NV                                        767,550           16,511,152
                                                                    ------------
                                                                      38,795,326
                                                                    ------------
ELECTRICAL EQUIPMENT -- 6.1%
ASM International NV*                               860,100           11,095,290
Halma PLC                                         5,914,790           10,664,958
Toshiba Corp.*                                    1,751,000            5,488,860
Ushio, Inc.                                         888,000            9,727,774
                                                                    ------------
                                                                      36,976,882
                                                                    ------------
ELECTRONICS -- 4.0%
Hamamatsu Photonics KK                              572,000           10,314,990
Keyence Corp.                                        30,800            5,359,567
Omron Corp.                                         578,021            8,523,960
                                                                    ------------
                                                                      24,198,517
                                                                    ------------
ENTERTAINMENT & LEISURE -- 4.9%
Capcom Co. Limited                                  189,700            2,856,616
Eidos PLC*                                        3,557,250            7,215,882
Infogrames
  Entertainment SA*                               2,240,224            6,441,092
Koei Co. Limited                                    125,204            3,080,770
UBI Soft
  Entertainment SA*                                 929,132           10,334,735
                                                                    ------------
                                                                      29,929,095
                                                                    ------------
HEALTHCARE/DRUGS -- 17.3%
Aventis SA                                          111,360            6,053,073
Fresenius AG, Preference                            181,216            6,931,240
GlaxoSmithKline PLC                                 332,015            6,371,368
NeuroSearch A/S*                                    304,195            2,170,279
Nicox SA*                                           963,310           14,151,795
Novogen Limited*                                  6,064,300           11,473,656
Oxford
  GlycoSciences PLC*                                448,363              996,128
Pliva d.d. GDR+                                   1,165,450           16,687,845
PowderJect
  Pharmaceuticals PLC*                              988,591            6,445,712
Sanofi-Synthelabo SA                                197,380           12,064,695
Shionogi & Co. Limited                              508,772            7,194,036
Shire Pharmaceuticals
  Group PLC*                                        404,780            2,590,349
SkyePharma PLC*                                  18,696,190         $ 12,490,925
                                                                    ------------
                                                                     105,621,101
                                                                    ------------
HEALTHCARE/SUPPLIES & SERVICES -- 1.8%
Art Advanced Research
  Technologies, Inc.*                             1,832,027            2,342,613
Biocompatibles
  International PLC*                                295,878              452,516
Cambridge Antibody
  Technology Group PLC*                             212,400            1,755,868
Fresenius Medical Care
  AG, Preference                                     20,570              625,964
Marshall Edwards, Inc.*                             875,000            3,451,262
Ortivus AB, A Shares*                               228,600              616,534
Ortivus AB, B Shares*                               680,410            1,561,745
                                                                    ------------
                                                                      10,806,502
                                                                    ------------
HOUSEHOLD PRODUCTS -- 2.5%
SEB SA                                              173,060           15,363,280
                                                                    ------------
INDUSTRIAL - DIVERSIFIED -- 0.5%
Ackermans & van
  Haaren NV                                         171,100            3,159,943
                                                                    ------------
INDUSTRIAL SERVICES -- 6.5%
Boskalis Westminster                              1,515,902           30,652,751
ICTS International NV*                              198,300            1,138,242
Technip-Coflexip SA ADR*                            451,854            8,047,520
                                                                    ------------
                                                                      39,838,513
                                                                    ------------
INSURANCE -- 1.3%
Ceres Group, Inc.*++                                 27,000              175,500
Ceres Group, Inc.,
  Preference*                                        66,772              434,018
Ceres Group, Inc.,
  Preference Callable*                              900,000            5,850,000
Highway Insurance
  Holdings PLC                                    1,688,422            1,304,813
                                                                    ------------
                                                                       7,764,331
                                                                    ------------
MANUFACTURING -- 5.9%
Aalberts Industries NV                            1,012,865           15,730,097
GSI Lumonics, Inc.*                                 862,400            5,200,272
Jenoptik AG                                       1,353,509           13,918,810
Sauer-Danfoss, Inc.                                 170,300            1,345,370
                                                                    ------------
                                                                      36,194,549
                                                                    ------------
MEDIA -- 4.6%
British Sky Broadcasting
  Group PLC*                                        333,073            3,426,422
Grupo Televisa SA
  Sponsored GDR*                                    208,400            5,820,612
Reed Elsevier PLC                                   366,841            3,141,883

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF            MARKET
                                                   SHARES               VALUE
                                                 ----------         ------------
Sogecable SA*                                       407,200         $  3,653,358
Thomson Multimedia SA*                              206,040            3,515,516
Wolters Kluwer NV                                   197,794            3,445,393
ZEE Telefilms Limited                             2,619,902            5,327,309
                                                                    ------------
                                                                      28,330,493
                                                                    ------------
NON-DURABLE HOUSEHOLD GOODS -- 0.5%
Wella AG, Preference                                 56,672            3,359,958
                                                                    ------------
OIL & GAS -- 1.2%
Expro International
  Group PLC                                       1,246,740            7,426,331
                                                                    ------------
REAL ESTATE -- 0.7%
Solidere GDR*+                                      903,500            4,361,014
                                                                    ------------
RETAIL - GENERAL -- 3.0%
Buhrmann NV                                       1,407,500            6,144,160
LG Home Shopping, Inc.                              209,986           12,216,209
                                                                    ------------
                                                                      18,360,369
                                                                    ------------
TELECOMMUNICATIONS -- 5.3%
BT Group PLC                                      2,583,290            8,109,722
Ericsson (LM) Cl. B*                             13,252,200            9,277,865
Tandberg ASA*                                     1,164,500            6,723,707
Videsh Sanchar Nigam
  Limited ADR                                       802,005            3,288,220
Vodafone Group PLC                                2,736,940            4,989,989
                                                                    ------------
                                                                      32,389,503
                                                                    ------------
TELEPHONE UTILITIES -- 1.4%
KDDI Corp.                                            2,680            8,694,697
                                                                    ------------
TRANSPORTATION -- 5.4%
Eurotunnel SA*                                   15,318,410            9,644,471
Hyundai Heavy
  Industries Co. Limited*                           480,680            7,720,538
Smit Internationale NV                              386,431            8,572,238
Tsakos Energy
  Navigation Limited                                447,394            6,916,711
                                                                    ------------
                                                                      32,853,958
                                                                    ------------
TOTAL EQUITIES
(COST $920,618,944)                                                  627,910,288
WARRANTS -- 0.1%
                                                                    ------------

HEALTHCARE/SUPPLIES & SERVICES -- 0.0%
Marshall Edwards,
  Inc. Warrants*++                                        1                    -
                                                                    ------------
INSURANCE -- 0.1%
Ceres Group, Inc.
  Warrants, Series C-1*++                            30,048              195,312
Ceres Group, Inc.
  Warrants, Series D*++                               2,700         $     17,550
                                                                    ------------
                                                                         212,862
                                                                    ------------
TOTAL WARRANTS
(COST $0)                                                                212,862
                                                                    ------------
TOTAL LONG TERM INVESTMENTS
(COST $920,618,944)                                                  628,123,150
                                                                    ------------

                                                 PRINCIPAL
                                                   AMOUNT
                                                -----------
SHORT-TERM INVESTMENTS -- 16.6%

CASH EQUIVALENTS**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                            $  4,045,955            4,045,955
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                               2,405,428            2,405,428
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                              12,027,139           12,027,139
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                               6,013,569            6,013,569
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                               5,412,212            5,412,212
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                     9,020,354            9,020,354
General Electric
  Capital Corp.
  1.300% 01/06/2003                               6,000,540            6,000,540
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                               3,006,785            3,006,785
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                 601,357              601,357
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                               1,804,071            1,804,071
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                               1,804,071            1,804,071
Merrimac Money
  Market Fund                                  $ 22,851,564        $  22,851,564
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                               6,013,569            6,013,569
Morgan Stanley Dean
  Witter & Co.
  1.390% 05/07/2003                               4,810,855            4,810,855
National Bank
  of Commerce
  1.400% 05/23/2003                               3,006,785            3,006,785
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                               8,418,997            8,418,997
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                               1,804,071            1,804,071
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                               2,405,428            2,405,428
                                                                   -------------
                                                                     101,452,750
                                                                   -------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  101,452,750
                                                                   -------------

TOTAL INVESTMENTS -- 119.6%
(COST $1,022,071,694)***                                             729,575,900

OTHER ASSETS/
(LIABILITIES) -- (19.6%)                                            (119,479,345)
                                                                   -------------
NET ASSETS -- 100.0%                                               $ 610,096,555
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS

ADR - American Depository Receipt.
GDR - Global Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++ This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                         DECEMBER 31, 2002
                                                                         -----------------
ASSETS:
       Investments, at value (cost $920,618,944) (NOTE 2)                   $  628,123,150
       Short-term investments, at amortized cost (NOTE 2)                      101,452,750
                                                                            --------------
           Total Investments (including securities on loan with
             market values of $94,170,501)                                     729,575,900
       Receivables from:
           Investments sold                                                      3,696,211
           Fund shares sold                                                        436,834
           Interest and dividends                                                  888,457
           Foreign taxes withheld                                                  265,363
                                                                            --------------
                Total assets                                                   734,862,765
                                                                            --------------
LIABILITIES:
       Payables for:
           Investments purchased                                                   263,910
           Open forward foreign currency contracts (NOTE 2)                      1,407,761
           Fund shares repurchased                                               6,944,325
           Securities on loan (NOTE 2)                                         101,452,750
           Directors' fees and expenses (NOTE 3)                                    14,138
           Affiliates (NOTE 3):
                Investment management fees                                         468,314
                Administration fees                                                 85,727
                Service fees                                                        22,674
       Due to custodian                                                         14,011,792
       Accrued expense and other liabilities                                        94,819
                                                                            --------------
                Total liabilities                                              124,766,210
                                                                            --------------
       NET ASSETS                                                           $  610,096,555
                                                                            ==============

NET ASSETS CONSIST OF:
       Paid-in capital                                                      $1,163,597,030
       Distributions in excess of net investment income                           (356,018)
       Accumulated net realized loss on investments and foreign
          currency translation                                                (259,260,271)
       Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency and other assets
          and liabilities                                                     (293,884,186)
                                                                            --------------
                                                                            $  610,096,555
                                                                            ==============

NET ASSETS:
       Class A                                                              $   30,849,302
                                                                            ==============
       Class L                                                              $   95,875,863
                                                                            ==============
       Class Y                                                              $   41,794,591
                                                                            ==============
       Class S                                                              $  441,475,146
                                                                            ==============
       Class N                                                              $      101,653
                                                                            ==============
SHARES OUTSTANDING:
       Class A                                                                   4,881,515
                                                                            ==============
       Class L                                                                  15,128,370
                                                                            ==============
       Class Y                                                                   6,556,285
                                                                            ==============
       Class S                                                                  69,116,498
                                                                            ==============
       Class N                                                                      16,133
                                                                            ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
       Class A                                                              $         6.32
                                                                            ==============
       Class L                                                              $         6.34
                                                                            ==============
       Class Y                                                              $         6.37
                                                                            ==============
       Class S                                                              $         6.39
                                                                            ==============
       Class N                                                              $         6.30
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                            YEAR ENDED
                                                                         DECEMBER 31, 2002
                                                                         -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $1,593,703)                      $   16,194,455
      Interest (including securities lending income of $1,567,850)               1,652,788
                                                                            --------------
               Total investment income                                          17,847,243
                                                                            --------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                        6,732,352
      Custody fees                                                                 968,445
      Shareholder reporting fees                                                    31,520
      Audit and legal fees                                                          22,495
      Directors' fees (NOTE 3)                                                      18,343
                                                                            --------------
                                                                                 7,773,155

      Administration fees (NOTE 3):
         Class A                                                                   117,863
         Class L                                                                   320,386
         Class Y                                                                    68,905
         Class S                                                                   686,740
         Class N                                                                         1*
      Service fees (NOTE 3):
         Class A                                                                    99,816
         Class N                                                                         1*
      Miscellaneous fees                                                             1,323
                                                                            --------------
              Total expenses                                                     9,068,190
      Expenses waived (NOTE 3)                                                     (26,795)
      Fees paid indirectly (NOTE 3)                                                (29,163)
                                                                            --------------
          Net expenses                                                           9,012,232
                                                                            --------------
          NET INVESTMENT INCOME                                                  8,835,011
                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                             (151,986,875)
          Foreign currency transactions                                         (1,969,603)
                                                                            --------------
              Net realized loss                                               (153,956,478)
                                                                            --------------
      Net change in unrealized appreciation (depreciation) on:

          Investments                                                         (103,894,841)
          Translation of assets and liabilities in foreign currencies           (1,392,407)
                                                                            --------------
              Net unrealized loss                                             (105,287,248)
                                                                            --------------
              NET REALIZED AND UNREALIZED LOSS                                (259,243,726)
                                                                            --------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ (250,408,715)
                                                                            ==============

 *   CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED           YEAR ENDED
                                                                           DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                           -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                    $    8,835,011        $    7,980,358
     Net realized loss on investment transactions and foreign
       currency transactions                                                    (153,956,478)          (82,658,583)
     Net change in unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign currencies          (105,287,248)         (202,421,913)
                                                                              --------------        --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (250,408,715)         (277,100,138)
                                                                              --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class A                                                                        (251,552)               (5,606)
     Class L                                                                        (891,605)             (235,664)
     Class Y                                                                        (447,982)             (189,004)
     Class S                                                                      (5,128,278)           (2,518,415)
                                                                              --------------        --------------
         TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                           (6,719,417)           (2,948,689)
                                                                              --------------        --------------
     Tax return of capital:
     Class A                                                                         (14,617)                   --
     Class L                                                                         (52,542)                   --
     Class Y                                                                         (26,469)                   --
     Class S                                                                        (301,428)                   --
                                                                              --------------        --------------
         TOTAL TAX RETURN OF CAPITAL                                                (395,056)                   --
                                                                              --------------        --------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                       5,283,168            23,019,102
     Class L                                                                      27,652,859            64,987,385
     Class Y                                                                         652,866            31,024,733
     Class S                                                                     (85,930,691)          (71,754,205)
     Class N                                                                         101,000*                   --
                                                                              --------------        --------------
         INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS      (52,240,798)           47,277,015
                                                                              --------------        --------------
     TOTAL DECREASE IN NET ASSETS                                               (309,763,986)         (232,771,812)

NET ASSETS:
     Beginning of year                                                           919,860,541         1,152,632,353
                                                                              --------------        --------------
     End of year (including distributions in excess of net investment income of $356,018 and accumulated net investment loss of
       $502,009, respectively)                                                $  610,096,555        $  919,860,541
                                                                              ==============        ==============

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                        --------
                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             12/31/02      12/31/01      12/31/00       12/31/99       12/31/98+
                                                            ----------    ----------    ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.12      $  12.06      $  16.91       $  11.37       $  12.81
                                                              --------      --------      --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.05***       0.04***      (0.13)***      (0.04)***       0.01***
  Net realized and unrealized gain (loss) on investments         (2.80)        (2.98)        (1.50)          6.39           0.53
                                                              --------      --------      --------       --------       --------
       Total income (loss) from investment operations            (2.75)        (2.94)        (1.63)          6.35           0.54
                                                              --------      --------      --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.05)        (0.00)++      (0.02)         (0.00)++       (0.12)
  Tax return of capital                                          (0.00)++          -             -              -              -
  From net realized gains                                            -             -         (3.20)         (0.81)         (1.86)
                                                              --------      --------      --------       --------       --------
       Total distributions                                       (0.05)        (0.00)        (3.22)         (0.81)         (1.98)
                                                              --------      --------      --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                $   6.32      $   9.12      $  12.06       $  16.91       $  11.37
                                                              ========      ========      ========       ========       ========
TOTAL RETURN@                                                   (30.11)%      (24.37)%       (9.30)%        56.25%          4.40%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $ 30,849      $ 39,762      $ 26,246       $    548       $    135
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.53%         1.51%         1.67%          1.55%          1.69%
     After expense waiver#                                        1.52%(a)      1.50%          N/A            N/A            N/A
  Net investment income (loss) to average daily net assets        0.67%         0.42%        (0.81)%        (0.28)%         0.10%
  Portfolio turnover rate                                           40%           38%           69%            63%            80%

                                                                                        CLASS L
                                                                                        --------
                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                             12/31/02      12/31/01      12/31/00        12/31/99^
                                                            ----------    ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.13     $   12.07      $  16.89       $  12.00
                                                              --------     ---------      --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.08***       0.07***      (0.06)***      (0.05)***
  Net realized and unrealized gain (loss) on investments         (2.81)        (2.99)        (1.54)          5.78
                                                              --------     ---------      --------       --------
       Total income (loss) from investment operations            (2.73)        (2.92)        (1.60)          5.73
                                                              --------     ---------      --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.06)        (0.02)        (0.02)         (0.03)
  Tax return of capital                                          (0.00)++          -             -              -
  From net realized gains                                            -             -         (3.20)         (0.81)
                                                              --------     ---------      --------       --------
       Total distributions                                       (0.06)        (0.02)        (3.22)         (0.84)
                                                              --------     ---------      --------       --------
NET ASSET VALUE, END OF PERIOD                                $   6.34     $    9.13      $  12.07       $  16.89
                                                              ========     =========      ========       ========
TOTAL RETURN@                                                   (29.89)%      (24.18)%       (9.12)%        48.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $ 95,876     $ 106,987      $ 67,113       $  7,335
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.28%         1.26%         1.37%          1.26%*
     After expense waiver#                                        1.27%(a)      1.25%          N/A            N/A
  Net investment income (loss) to average daily net assets        0.97%         0.66%        (0.37)%        (0.54)%*
  Portfolio turnover rate                                           40%           38%           69%            63%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
++ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
^ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS Y
                                                                                        --------
                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             12/31/02      12/31/01      12/31/00       12/31/99       12/31/98+
                                                            ----------    ----------    ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.18      $  12.14      $  16.95       $  11.37       $  12.83
                                                              --------      --------      --------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.08***       0.08***       0.00***++     (0.01)***       0.06***
  Net realized and unrealized gain (loss)
     on investments                                              (2.81)        (3.01)        (1.58)          6.44           0.55
                                                              --------      --------      --------       --------       --------
       Total income (loss) from investment
         operations                                              (2.73)        (2.93)        (1.58)          6.43           0.61
                                                              --------      --------      --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.08)        (0.03)        (0.03)         (0.04)         (0.21)
  Tax return of capital                                          (0.00)++         --            --             --             --
  From net realized gains                                           --            --         (3.20)         (0.81)         (1.86)
                                                              --------      --------      --------       --------       --------
       Total distributions                                       (0.08)        (0.03)        (3.23)         (0.85)         (2.07)
                                                              --------      --------      --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                $   6.37      $   9.18      $  12.14       $  16.95       $  11.37
                                                              ========      ========      ========       ========       ========
TOTAL RETURN@                                                   (29.82)%      (24.10)%       (8.97)%        57.04%          4.84%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $ 41,795      $ 51,999      $ 31,651       $  9,335       $    503
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.12%         1.11%         1.18%          1.11%          1.23%
     After expense waiver#                                        1.11%(a)      1.10%          N/A            N/A            N/A
  Net investment income (loss) to average daily
     net assets                                                   1.07%         0.79%         0.02%         (0.09)%         0.43%
  Portfolio turnover rate                                           40%           38%           69%            63%            80%

                                                                               CLASS S                                 CLASS N
                                                                               -------                                 -------
                                                 YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED  PERIOD ENDED
                                                  12/31/02       12/31/01      12/31/00      12/31/99    12/31/98(1)     12/31/02^
                                                 ----------     ----------    ----------    ----------   -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    9.21      $   12.16    $    16.96    $    11.37    $    12.38  $   6.26
                                                  ---------      ---------    ----------    ----------    ----------  --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.09***        0.08***       0.04***       0.05***       0.10     (0.00)***++
  Net realized and unrealized gain (loss)
     on investments                                   (2.83)         (3.00)        (1.61)         6.38          0.51      0.04
                                                  ---------      ---------    ----------    ----------    ----------  --------
       Total income (loss) from investment
         operations                                   (2.74)         (2.92)        (1.57)         6.43          0.61      0.04
                                                  ---------      ---------    ----------    ----------    ----------  --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (0.08)         (0.03)        (0.03)        (0.03)        (0.17)        -
  Tax return of capital                               (0.00)++           -             -             -             -
  From net realized gains                                 -              -         (3.20)        (0.81)        (1.45)        -
                                                  ---------      ---------    ----------    ----------    ----------  --------
       Total distributions                            (0.08)         (0.03)        (3.23)        (0.84)        (1.62)        -
                                                  ---------      ---------    ----------    ----------    ----------  --------
NET ASSET VALUE, END OF PERIOD                    $    6.39      $    9.21    $    12.16    $    16.96    $    11.37  $   6.30
                                                  =========      =========    ==========    ==========    ==========  ========
TOTAL RETURN@                                        (29.82)%       (23.99)%       (8.95)%       56.98%         5.05%        -~

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 441,475      $ 721,113    $1,027,623    $1,087,858    $  640,498  $    102
  Ratio of expenses to average daily net assets:
     Before expense waiver                             1.10%          1.08%         1.12%         1.06%         1.04%        -~
     After expense waiver#                             1.09%(a)       1.07%          N/A           N/A           N/A         -~
  Net investment income to average daily net
     assets                                            1.18%          0.82%         0.22%         0.42%         0.73%        -~
  Portfolio turnover rate                                40%            38%           69%           63%           80%       40%


***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
^    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
~    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
++ NET INVESTMENT INCOME (LOSS) AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
(1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIODS MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND JANUARY 1, 2002 THROUGH APRIL 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OVERSEAS
FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
-  invest in a diversified portfolio of foreign and domestic equity securities
-  utilize a blend of growth and value styles in making investment decisions
- rely primarily on fundamental analysis while also considering the macroeconomic outlook for various regional economies

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class S shares returned -12.23%, beating the -15.94% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund posted a small positive return and outperformed the benchmark for the first half of the year. However, we ran into trouble in the third quarter, when a broad-based decline saddled us with a loss of 21.22%, which trailed the benchmark's return of -19.7%. Geographical allocations played a significant role in our underperformance. The Fund was hurt by an overweighting and stock selection in Brazil, where our positions declined by over 50%. In contrast, Brazil had a 0% weighting in the benchmark. An underweighting in Japan also worked against us, as the index in Japan outperformed many other global markets during the quarter.

Industry weightings with the largest negative impact on the Fund's performance were media, telecommunications and financials. In the media sector, concerns about the solvency of heavily indebted Vivendi Universal SA had a negative impact. We felt that the negative sentiment affecting Vivendi was excessive and added significantly to our position in the stock. Meanwhile, the poor performance of telecommunications infrastructure provider Ericsson reflected the dearth of capital spending among ailing telecom firms. In financials, banks in South America and across Europe were hit hard by slow economic growth and significant increases in loan-loss reserve requirements. Among this group, Brazil's Uniao de Bancas Brasileiros SA and Sweden's Gambro AB were some of the casualties.

On the positive side, the Fund was helped by Swiss flavor and chemical producer Givaudan AG, Dutch-based European stock exchange consortium Euronext, paint and glass manufacturer Kumgang Korea Chemical, Finnish elevator manufacturer Kone OYJ and Japanese bicycle components maker Shimano. New positions added during the quarter included French advertising agency Publicis SA, German automaker Bayerische Moteren Werke AG and Italian bank Sanpaolo IMI SpA. Positions sold or reduced included Kone OYJ, which we divested for fundamental reasons, and Uniao de Bancas Brasileiros SA, reduced because of our concerns about the stability of South American markets.

In comparison with the two quarters that preceded it, the fourth quarter of 2002 was a breath of fresh air. The Fund posted a strong 7.71% return, compared with 6.45% for the benchmark. Cyclicals, media and financials all had a positive impact on our results and benefited from the perceived improvement in economic conditions. Individual contributors included Australian conglomerate Pacific Dunlop, U.K. recruitment services stock Michael Page, U.K. advertising agency Cordiant, Finnish paper machinery manufacturer Metso and Mexican television broadcaster Televisa. Three of the five largest detractors were Japanese stocks:
Daiwa Securities, Shimano and Tokyo Broadcasting. U.K. holdings BAE Systems, a defense contractor, and food retailer Somerfield rounded out our list of largest detractors for the quarter.

WHAT IS YOUR OUTLOOK?

During the second half of 2002, with many foreign markets hitting five-year lows, we witnessed valuations rarely seen in the past decade. The bear market began by deflating the prices of overpriced "fluff" stocks, then spread to solid businesses with overpriced stocks, and has finally paid a call on the shares of reasonably priced, high-quality businesses. However, although we have witnessed plunging share prices, we have not seen a corresponding fall in business values among the top tier of companies, in our opinion. This misalignment of price and value could present significant opportunities in the months ahead. We will do our best to see to it that the best of these opportunities find their way into the Fund's portfolio.

 MASSMUTUAL OVERSEAS FUND
LARGEST COUNTRY WEIGHTINGS (12/31/02)

                           % OF FUND
United Kingdom                20.00%
France                        12.76%
Japan                         11.05%
Netherlands                    7.98%
Switzerland                    6.39%
Sweden                         5.58%
Italy                          5.13%
Germany                        3.58%
Australia                      3.11%
South Korea                    2.98%

 MASSMUTUAL OVERSEAS FUND
LARGEST STOCK HOLDINGS (12/31/02)

Vivendi Universal SA
GlaxoSmithKline PLC
Ericsson (LM) Cl. B
Daiwa Securities Group, Inc.
Takeda Chemical Industries Limited
Aventis SA
Hunter Douglas NV
Aegis Group PLC
John Fairfax Holdings Limited
Diageo PLC

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Overseas Fund Class S, Class A, Class Y, Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL OVERSEAS FUND
TOTAL RETURN

                                              SINCE INCEPTION
                         ONE YEAR             AVERAGE ANNUAL
                     1/1/02 - 12/31/02       5/1/01 - 12/31/02
Class S                   -12.23%                -16.49%
Class A                   -12.66%                -16.85%
Class Y                   -12.34%                -16.55%
Class L                   -12.44%                -16.67%
--------------------------------------------------------------
MSCI EAFE                 -15.94%                -18.20%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           CLASS S    CLASS A      CLASS Y      CLASS L       MSCI EAFE
5/1/01    $ 10,000   $ 10,000     $ 10,000     $ 10,000       $ 10,000
Jun-01    $  9,370   $  9,360     $  9,370     $  9,370       $  9,253
Dec-01    $  8,430   $  8,410     $  8,430     $  8,420       $  8,512
Jun-02    $  8,720   $  8,670     $  8,710     $  8,690       $  8,374
Dec-02    $  7,399   $  7,346     $  7,390     $  7,372       $  7,155

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCIEAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES. THE PERFORMANCE TABLES AND CHARTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

MASSMUTUAL OVERSEAS FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                  NUMBER OF            MARKET
                                                   SHARES              VALUE
                                                 ----------         ------------
EQUITIES -- 91.1%

AEROSPACE & DEFENSE -- 0.4%
Rolls-Royce PLC                                     288,800         $    497,487
                                                                    ------------
APPAREL, TEXTILES & SHOES -- 1.7%
Chargeurs SA                                         24,000              642,197
Giordano
  International Limited                           2,456,000              960,542
Hennes & Mauritz AB Cl. B                            13,300              256,435
                                                                    ------------
                                                                       1,859,174
                                                                    ------------
AUTOS & HOUSING -- 2.9%
Autoliv ASP, Inc.                                    31,500              645,303
Bayerische Motoren
  Werke AG                                           24,300              737,432
Bridgestone Corp.                                    23,000              284,908
Compagnie Generale
  des Etablissements
  Michelin Cl. B                                     14,200              489,636
Nissan Motor Co. Limited                             64,000              499,398
Peugeot SA                                            6,900              281,364
Toyota Motor Corp.                                    9,500              255,372
                                                                    ------------
                                                                       3,193,413
                                                                    ------------
BANKING -- 10.3%
Alliance & Leicester PLC                             11,492              138,018
Allied Irish Banks PLC                               42,416              582,177
Banco Popolare di
  Verona e Novara Scrl                               90,200            1,006,136
Banco Popular Espanol                                 9,100              372,124
Bank of Ireland                                      45,700              469,481
BNP Paribas SA                                       34,500            1,405,734
Credit Lyonnais SA                                    8,400              469,811
Credit Suisse Group*                                 62,400            1,353,880
Danske Bank A/S                                       8,900              147,111
ForeningsSparbanken AB                               29,100              343,991
HSBC Holdings PLC                                    67,600              738,990
Kookmin Bank                                         10,250              362,970
Nordea AB                                            71,331              314,356
Royal Bank of Scotland
  Group PLC                                          43,024            1,030,653
Sanpaolo IMI SpA                                    188,900            1,228,965
Svenska
  Handelsbanken AB Cl. A                             46,700              621,712
UniCredito Italiano SpA                             169,300              676,861
United Overseas
  Bank Limited                                       33,000              224,499
                                                                    ------------
                                                                      11,487,469
                                                                    ------------
BEVERAGES -- 3.9%
Diageo PLC                                          134,300            1,459,411
Fomento Economico
  Mexicano SA de CV
  Sponsored ADR                                      31,600         $  1,150,872
Lotte Chilsung
  Beverage Co. Limited                                1,670              788,500
Pernod-Ricard SA                                     10,100              978,227
                                                                    ------------
                                                                       4,377,010
                                                                    ------------
CHEMICALS -- 4.1%
Akzo Nobel, Inc.                                     44,845            1,422,555
Altadis SA                                           17,100              390,097
BASF AG                                              20,200              764,776
Ciba Specialty Chemicals AG                           4,571              318,685
Givaudan SA Registered                                2,020              905,768
LG Chemical Limited                                   6,720              230,034
Lonza Group AG Registered                             3,570              216,881
Sumitomo
  Chemical Co. Limited                               92,000              363,593
                                                                    ------------
                                                                       4,612,389
                                                                    ------------
COMPUTER SOFTWARE/SERVICES -- 1.6%
Meitec Corp.                                         57,900            1,414,931
SAP AG                                                4,700              372,458
                                                                    ------------
                                                                       1,787,389
                                                                    ------------
CONSUMER SERVICES -- 2.6%
Accenture Limited Cl. A *                            15,500              278,845
Accor SA                                             12,783              387,120
Acesa Infraestructuras SA                            13,300              150,728
Dai Nippon
  Printing Co. Limited                               23,000              254,479
Michael Page
  International PLC                                 810,800            1,433,089
Rentokil Initial PLC                                113,539              402,132
                                                                    ------------
                                                                       2,906,393
                                                                    ------------
DIVERSIFIED FINANCIAL -- 5.0%
3i Group PLC                                         18,200              162,615
Amvescap PLC                                         64,300              411,996
Daiwa Securities
  Group, Inc.                                       358,000            1,589,842
Deutsche Boerse AG                                   13,200              528,566
Euronext                                             50,700            1,101,807
ING Groep NV                                         41,300              699,473
Societe Generale Cl. A                                5,200              302,840
UBS AG Registered*                                   16,720              812,605
                                                                    ------------
                                                                       5,609,744
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.3%
Canon, Inc.                                          26,000              979,355
Johnson Electric
  Holdings Limited                                   82,000               89,905
Toshiba Corp.*                                      118,000              369,895
                                                                    ------------
                                                                       1,439,155
                                                                    ------------
ELECTRONICS -- 2.3%
Fanuc Limited                                         5,500         $    243,322
LG Electronics, Inc.*                                 6,520              227,036
Samsung
  Electronics Co. Limited                             3,550              939,842
Sharp Corp.                                          49,000              465,348
Sony Corp.                                           10,100              422,146
STMicroelectronics NV,
  NY Shares                                          15,156              295,694
                                                                    ------------
                                                                       2,593,388
                                                                    ------------
FOODS -- 3.4%
Ajinomoto Co., Inc.                                  29,000              302,780
Cadbury Schweppes PLC                               126,000              785,018
Compass Group PLC                                    38,537              204,736
Groupe Danone                                         5,300              712,986
Nestle SA                                             2,510              531,882
Somerfield PLC                                      567,600              781,301
Unilever NV                                           7,894              484,999
                                                                    ------------
                                                                       3,803,702
                                                                    ------------
HEALTHCARE/DRUGS -- 8.7%
Astrazeneca PLC                                      21,100              754,110
Aventis SA                                           28,500            1,549,143
Cie Generale D'Optique
  Essilor International SA                            6,200              255,358
Fujisawa Pharmaceutical
  Co. Limited                                        16,000              366,058
GlaxoSmithKline PLC                                 106,200            2,037,978
GlaxoSmithKline PLC ADR                              14,093              527,924
Novartis AG                                          27,345              997,729
Novo-Nordisk A/S                                      8,843              255,483
Roche Holding AG                                     11,660              812,501
Sanofi-Synthelabo SA                                  5,295              323,653
Takeda Chemical
  Industries Limited                                 37,100            1,550,654
Teva Pharmaceutical
  Sponsored ADR                                       6,216              240,000
                                                                    ------------
                                                                       9,670,591
                                                                    ------------
HEALTHCARE/SUPPLIES & SERVICES -- 2.8%
Amersham PLC                                         20,400              182,600
Gambro AB Cl. A                                     221,100            1,230,687
Hoya Corp.                                            7,300              511,191
Orbotech Limited*                                    75,100            1,033,376
Smith & Nephew PLC                                   26,400              161,718
                                                                    ------------
                                                                       3,119,572
                                                                    ------------
HOUSEHOLD PRODUCTS -- 3.7%
Henkel KGaA                                          24,700            1,354,254
Hunter Douglas NV                                    51,700            1,548,865
Kao Corp.                                            12,000              263,419

    The accompanying notes are an integral part of the financial statements.

                                                  NUMBER OF            MARKET
                                                   SHARES              VALUE
                                                 ----------         ------------
Reckitt Benckiser PLC                                37,319         $    723,962
Shiseido Co. Limited                                 18,000              234,043
                                                                    ------------
                                                                       4,124,543
                                                                    ------------
INDUSTRIAL SERVICES -- 3.0%
Aegis Group PLC                                   1,215,800            1,531,543
Asahi Glass Co. Limited                              66,000              404,329
Autostrade Concessioni e
  Costruzioni SpA                                    27,900              277,544
CRH PLC                                              13,199              163,433
Grupo Dragados SA                                    14,200              241,390
Grupo Ferrovial SA                                   15,689              397,584
Haw Par Corp. Limited                                 1,349                2,535
Svenska Cellulosa AB Cl. B                            6,200              209,197
UPM-Kymmene OYJ                                       4,500              144,495
                                                                    ------------
                                                                       3,372,050
                                                                    ------------
INSURANCE -- 0.6%
Aegon NV                                             31,100              400,098
Legal & General
  Group PLC                                         177,000              273,553
                                                                    ------------
                                                                         673,651
                                                                    ------------
MANUFACTURING -- 4.4%
Ansell Limited*                                     190,600              804,942
Enodis PLC*                                         777,300              606,916
FKI PLC                                             690,300              977,948
Metso OYJ                                           124,500            1,345,621
Norsk Hydro ASA                                       8,000              358,558
Sandvik AB                                           10,684              238,489
Schneider Electric SA                                 5,200              246,037
SMC Corp.                                             3,200              300,396
                                                                    ------------
                                                                       4,878,907
                                                                    ------------
MEDIA -- 8.4%
Daily Mail & General
  Trust Cl. A                                        31,368              293,655
Emap PLC                                             16,500              198,695
Grupo Televisa SA
  Sponsored GDR*                                     38,200            1,066,926
John Fairfax
  Holdings Limited                                  815,400            1,478,483
Mediaset SpA                                         39,119              298,016
News Corp. Limited                                   59,400              383,985
Pearson PLC                                          13,600              125,785
Publicis Groupe                                      61,900            1,312,076
Reed Elsevier PLC                                    62,800              537,863
Societe Television
  Francaise 1                                        10,200              272,505
Vivendi Universal SA                                177,341            2,863,951
VNU NV                                               13,602              354,687
Wolters Kluwer NV                                     9,901              172,467
                                                                    ------------
                                                                       9,359,094
                                                                    ------------
METALS -- 0.9%
Assa Abloy AB Cl. B                                  17,400         $    198,696
BHP Billiton Limited                                140,828              804,902
                                                                    ------------
                                                                       1,003,598
                                                                    ------------
OIL & GAS -- 4.8%
EnCana Corp.                                          8,000              247,019
Ente Nazionale
  Idrocarburi SpA                                    63,850            1,015,055
LUKOIL ADR*                                           1,477               90,748
LUKOIL Sponsored ADR                                  2,100              129,026
Nabors Industries Limited*                            8,100              285,687
Royal Dutch Petroleum Co.
  NY Shares                                          24,094            1,060,618
Snam Rete Gas SpA                                    99,565              339,556
Surgutneftegaz
  Sponsored ADR                                      12,200              193,797
Tokyo Gas Co. Limited                               106,000              332,278
TotalFinaElf SA                                       8,700            1,242,494
TransCanada
  PipeLines Limited                                  17,500              253,895
YUKOS*                                               18,700              175,692
                                                                    ------------
                                                                       5,365,865
                                                                    ------------
RETAIL - GENERAL -- 2.4%
Boots Co. PLC                                        27,900              263,209
Gucci Group NV NY Shares                              3,400              311,440
GUS PLC                                              62,200              577,782
Inditex SA                                            6,000              141,724
Koninklijke Ahold NV                                 54,100              686,908
Marks & Spencer
  Group PLC                                          74,107              375,810
Seven-Eleven
  Japan Co. Limited                                  11,000              335,553
                                                                    ------------
                                                                       2,692,426
                                                                    ------------
RETAIL - SPECIALTY -- 1.8%
Signet Group PLC                                    905,000              990,704
The Swatch Group AG Cl. B                            12,400            1,031,319
                                                                    ------------
                                                                       2,022,023
                                                                    ------------
TELECOMMUNICATIONS -- 7.6%
America Movil SA de CV
  Sponsored ADR Series L                             18,600              267,096
China Unicom Limited*                               352,000              239,219
Deutsche Telekom AG                                  18,569              238,693
Ericsson (LM) Cl. B*                              2,647,700            1,853,655
France Telecom SA                                    29,262              512,173
Koninklijke (Royal)
  KPN NV*                                           105,400              685,722
mmO2 PLC*                                           325,390              231,808
Nokia Oyj Sponsored ADR                              44,984              697,252
SK Telecom Co. Limited                                4,030              778,104
Swisscom AG Registered                                  541              156,702
Telecom Italia SpA                                  113,443              572,581
Telia AB                                             83,800              315,448
Vodafone Group PLC                                  673,033         $  1,227,074
Vodafone Panafon SA                                 113,500              657,437
                                                                    ------------
                                                                       8,432,964
                                                                    ------------
TELEPHONE UTILITIES -- 0.3%
KDDI Corp.                                              119              386,070
                                                                    ------------
TOBACCO -- 0.3%
Gallaher Group PLC                                   28,117              279,289
                                                                    ------------
TRANSPORTATION -- 1.9%
Associated British Ports
  Holdings PLC                                      175,900            1,131,318
Canadian National
  Railway Co.                                         7,000              290,920
Canadian Pacific
  Railway Limited                                     9,186              180,964
East Japan Railway Co.                                   41              203,497
Exel PLC                                             30,044              332,770
                                                                    ------------
                                                                       2,139,469
                                                                    ------------
TOTAL EQUITIES
(COST $101,636,718)                                                  101,686,825
                                                                    ------------
RIGHTS -- 0.0%
AUTOS & HOUSING
Autopistas Concesion*                                13,300                7,676
                                                                    ------------
TOTAL RIGHTS
(COST $0)                                                                  7,676
                                                                    ------------
TOTAL LONG TERM INVESTMENTS
(COST $101,636,718)                                                  101,694,501
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                                 PRINCIPAL             MARKET
                                                  AMOUNT               VALUE
                                                -----------        -------------
SHORT-TERM INVESTMENTS -- 3.6%
REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003 (a)                            $ 4,093,222        $   4,093,222
                                                                   -------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    4,093,222
                                                                   -------------
TOTAL INVESTMENTS -- 94.7%
(COST $105,729,940)**                                                105,787,723

OTHER ASSETS/
(LIABILITIES) -- 5.3%                                                  5,864,987
                                                                   -------------
NET ASSETS -- 100.0%                                               $ 111,652,710
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $4,093,449. Collateralized by U.S. Government Agency obligation with a rate of 1.92%, maturity date of 12/25/2030, and aggregate market value, including accrued interest, of $4,299,503.
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                        DECEMBER 31, 2002
                                                                                        -----------------
ASSETS:
      Investments, at value (cost $101,636,718) (NOTE 2)                                $     101,694,501
      Short-term investments, at amortized cost (NOTE 2)                                        4,093,222
                                                                                        -----------------
          Total Investments                                                                   105,787,723
      Foreign currency, at value (cost $135,549)                                                  137,479
      Receivables from:
          Investments sold                                                                        940,074
          Investment adviser (NOTE 3)                                                              40,890
          Fund shares sold                                                                      6,643,051
          Interest and dividends                                                                  126,954
          Foreign taxes withheld                                                                   37,484
                                                                                        -----------------
               Total assets                                                                   113,713,655
                                                                                        -----------------
LIABILITIES:
      Payables for:
          Investments purchased                                                                 1,809,513
          Fund shares repurchased                                                                  92,950
          Directors' fees and expenses (NOTE 3)                                                       776
          Affiliates (NOTE 3):
               Investment management fees                                                          86,796
               Administration fees                                                                  9,698
               Service fees                                                                         5,659
      Accrued expense and other liabilities                                                        55,553
                                                                                        -----------------
               Total liabilities                                                                2,060,945
                                                                                        -----------------
      NET ASSETS                                                                        $     111,652,710
                                                                                        =================
NET ASSETS CONSIST OF:
      Paid-in capital                                                                   $     123,277,583
      Distributions in excess of net investment income                                            (60,081)
      Accumulated net realized loss on investments and foreign currency translations          (11,616,517)
      Net unrealized appreciation on investments, forward foreign currency contracts,
          foreign currency and other assets and liabilities                                        51,725
                                                                                        -----------------
                                                                                        $     111,652,710
                                                                                        =================
NET ASSETS:
      Class A                                                                           $      18,673,674
                                                                                        =================
      Class L                                                                           $      19,235,901
                                                                                        =================
      Class Y                                                                           $      19,204,233
                                                                                        =================
      Class S                                                                           $      54,436,951
                                                                                        =================
      Class N                                                                           $         101,951
                                                                                        =================
SHARES OUTSTANDING:
      Class A                                                                                   2,538,705
                                                                                        =================
      Class L                                                                                   2,615,650
                                                                                        =================
      Class Y                                                                                   2,607,675
                                                                                        =================
      Class S                                                                                   7,383,685
                                                                                        =================
      Class N                                                                                      13,949
                                                                                        =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                           $            7.36
                                                                                        =================
      Class L                                                                           $            7.35
                                                                                        =================
      Class Y                                                                           $            7.36
                                                                                        =================
      Class S                                                                           $            7.37
                                                                                        =================
      Class N                                                                           $            7.31
                                                                                        =================

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                           YEAR ENDED
                                                                        DECEMBER 31, 2002
                                                                        -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $139,442)                    $       1,014,807
      Interest                                                                     19,689
                                                                        -----------------
              Total investment income                                           1,034,496
                                                                        -----------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                         590,076
      Custody fees                                                                350,159
      Audit and legal fees                                                         20,720
      Shareholder reporting fees                                                    1,691
      Directors' fees (NOTE 3)                                                      1,210
                                                                        -----------------
                                                                                  963,856
      Administration fees (NOTE 3):
          Class A                                                                  13,998
          Class L                                                                  24,619
          Class Y                                                                   4,072
          Class S                                                                  17,225
          Class N                                                                       1*
      Service fees (NOTE 3):
          Class A                                                                  14,325
          Class N                                                                       1*
      Miscellaneous fees                                                            1,323
                                                                        -----------------
              Total expenses                                                    1,039,420
      Expenses waived (NOTE 3)                                                   (283,228)
      Fees paid indirectly (NOTE 3)                                               (12,288)
                                                                        -----------------
          Net expenses                                                            743,904
                                                                        -----------------
          NET INVESTMENT INCOME                                                   290,592
                                                                        -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                              (8,820,753)
          Foreign currency transactions                                          (109,619)
                                                                        -----------------
              Net realized loss                                                (8,930,372)
                                                                        -----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                             867,186
          Translation of assets and liabilities in foreign currencies              (7,478)
                                                                        -----------------
              Net unrealized gain                                                 859,708
                                                                        -----------------
              NET REALIZED AND UNREALIZED LOSS                                 (8,070,664)
                                                                        -----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $      (7,780,072)
                                                                        =================

*    CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED             PERIOD ENDED
                                                                              DECEMBER 31, 2002      DECEMBER 31, 2001*
                                                                             ------------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                   $          290,592      $           16,767
     Net realized loss on investment transactions and foreign
        currency transactions                                                        (8,930,372)             (3,011,571)
     Net change in unrealized appreciation (depreciation) on investments
        and translation of assets and liabilities in foreign currencies                 859,708                (807,983)
                                                                             ------------------      ------------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (7,780,072)             (3,802,787)
                                                                             ------------------      ------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class A                                                                             (8,289)                      -
     Class L                                                                            (27,146)                      -
     Class Y                                                                            (42,652)                      -
     Class S                                                                           (120,220)                      -
                                                                             ------------------      ------------------
         TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                (198,307)                      -
                                                                             ------------------      ------------------
     Tax return of capital:
     Class A                                                                             (1,387)                      -
     Class L                                                                             (4,525)                      -
     Class Y                                                                             (7,101)                      -
     Class S                                                                            (20,014)                      -
                                                                             ------------------      ------------------
         TOTAL TAX RETURN OF CAPITAL                                                    (33,027)                      -
                                                                             ------------------      ------------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                         18,672,278               1,091,485
     Class L                                                                         20,441,882                 882,901
     Class Y                                                                         18,506,403                 103,000
     Class S                                                                         38,903,195              24,764,759
     Class N                                                                            101,000**                     -
                                                                             ------------------      ------------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     96,624,758              26,842,145
                                                                             ------------------      ------------------
     TOTAL INCREASE IN NET ASSETS                                                    88,613,352              23,039,358

NET ASSETS:
     Beginning of period                                                             23,039,358                       -
                                                                             ------------------      ------------------
     End of period (including distributions in excess of net investment income of $60,081 and accumulated net investment loss of
        $30,821, respectively)                                               $      111,652,710      $       23,039,358
                                                                             ==================      ==================

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
** CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 CLASS A                               CLASS L
                                                                 -------                               -------
                                                      YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
                                                       12/31/02          12/31/01++          12/31/02          12/31/01++
                                                     ------------       ------------       ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $       8.41       $      10.00       $       8.42       $      10.00
                                                     ------------       ------------       ------------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.01***           (0.05)***           0.02***           (0.03)***
  Net realized and unrealized loss on investments           (1.05)             (1.54)             (1.08)             (1.55)
                                                     ------------       ------------       ------------       ------------
       Total loss from investment operations                (1.04)             (1.59)             (1.06)             (1.58)
                                                     ------------       ------------       ------------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.01)                 -              (0.01)                 -
  Tax return of capital                                     (0.00)+                -              (0.00)+                -
                                                     ------------       ------------       ------------       ------------
       Total distributions                                  (0.01)                 -              (0.01)                 -
                                                     ------------       ------------       ------------       ------------
NET ASSET VALUE, END OF PERIOD                       $       7.36       $       8.41       $       7.35       $       8.42
                                                     ============       ============       ============       ============
TOTAL RETURN@                                              (12.66)%           (15.90)%**         (12.44)%           (15.80)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $     18,674       $      1,159       $     19,236       $        899
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   2.13%              1.95%*             1.88%              1.78%*
     After expense waiver#                                   1.63%(a)           1.73%*             1.37%(a)           1.56%*
  Net investment income (loss) to average daily
     net assets                                              0.09%             (0.91)%*            0.20%             (0.59)%*
  Portfolio turnover rate                                     138%               111%**             138%               111%**

                                                        CLASS Y                             CLASS S                   CLASS N
                                                        -------                             -------                   -------
                                              YEAR ENDED       PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                               12/31/02         12/31/01++        12/31/02        12/31/01++       12/31/02+++
                                             ------------      ------------     ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $       8.43      $      10.00     $       8.43     $      10.00     $       7.24
                                             ------------      ------------     ------------     ------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.00)***+         0.00***+         0.05***          0.01***         (0.00)***+
  Net realized and unrealized gain (loss)
   on investments                                   (1.05)            (1.57)           (1.09)           (1.58)            0.07
                                             ------------      ------------     ------------     ------------     ------------
       Total income (loss) from investment
        operations                                  (1.05)            (1.57)           (1.04)           (1.57)            0.07
                                             ------------      ------------     ------------     ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.02)                -            (0.02)               -                -
  Tax return of capital                             (0.00)+               -            (0.00)+              -                -
                                             ------------      ------------     ------------     ------------     ------------
       Total distributions                          (0.02)                -            (0.02)               -                -
                                             ------------      ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD               $       7.36      $       8.43     $       7.37     $       8.43     $       7.31
                                             ============      ============     ============     ============     ============
TOTAL RETURN@                                      (12.34)%          (15.70)%**       (12.23)%         (15.70)%**            -^
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $     19,204      $         88     $     54,437     $     20,693     $        102
  Ratio of expenses to average daily net
   assets:
     Before expense waiver                           1.73%             1.90%*           1.68%            1.85%*              -^
     After expense waiver#                           1.22%(a)          1.69%*           1.18%(a)         1.63%*              -^
  Net investment income (loss) to average
     daily net assets                               (0.02)%            0.08%*           0.68%            0.14%*              -^
  Portfolio turnover rate                             138%              111%**           138%             111%**           138%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS THE RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
++ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
+++  CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
^    AMOUNTS ARE MEANINGLESS DUE TO THE SHORT PERIOD OF OPERATIONS.
+ NET INVESTMENT INCOME (LOSS) AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Money Market Fund ("Money Market Fund"), formerly known as MassMutual Prime Fund, MassMutual Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Core Value Equity Fund ("Core Value Equity Fund"), MassMutual Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Growth Equity Fund ("Growth Equity Fund"), MassMutual Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual OTC 100 Fund ("OTC 100 Fund"), MassMutual Focused Value Fund ("Focused Value Fund"), MassMutual Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Small Cap Equity Fund ("Small Cap Equity Fund"), formerly known as MassMutual Small Cap Value Equity Fund, MassMutual Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Small Company Value Fund ("Small Company Value Fund"), MassMutual Emerging Growth Fund ("Emerging Growth Fund"), MassMutual International Equity Fund ("International Equity Fund") and MassMutual Overseas Fund ("Overseas Fund").

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund had a sixth class of shares: Class Z. With the exception of the Money Market Fund, Class N shares commenced operations on December 31, 2002 for all funds. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

     SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2002, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                                         SECURITIES ON LOAN     COLLATERAL
                                                         ------------------   --------------
Core Bond Fund                                               $  134,300,960   $  137,469,391
Balanced Fund                                                    13,939,823       14,422,103
Core Value Equity Fund                                           57,863,440       59,906,202
Fundamental Value Fund                                           17,253,343       17,970,200
Value Equity Fund                                                 6,354,033        6,596,850
Large Cap Value Fund                                             46,457,736       48,105,082
Indexed Equity Fund                                              26,810,386       27,948,597
Blue Chip Growth Fund                                            14,275,738       14,777,399
Large Cap Growth Fund                                             1,959,935        2,017,200
Growth Equity Fund                                               15,744,856       16,365,841
Aggressive Growth Fund                                           17,248,710       17,886,631
OTC 100 Fund                                                      2,772,049        2,905,261
Focused Value Fund                                               50,221,557       53,120,247
Small Company Value Fund                                          6,483,417        6,882,734
Small Cap Equity Fund                                            32,529,450       33,590,340
Mid Cap Growth Equity Fund                                       28,804,073       29,756,963
Mid Cap Growth Equity II Fund                                    32,029,311       33,411,552
Small Cap Growth Equity Fund                                     49,800,908       52,603,714
Emerging Growth Fund                                             15,483,526       16,197,431
International Equity Fund                                        94,170,501      101,452,750

     REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

     ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting:

                                                               ACCUMULATED
                                                               NET REALIZED     UNDISTRIBUTED
                                                 PAID-IN      GAIN (LOSS) ON    NET INVESTMENT
                                                 CAPITAL       INVESTMENTS      INCOME (LOSS)
                                              ------------    --------------    --------------
Money Market Fund                             $   (111,798)   $      114,433    $       (2,635)
Short-Duration Bond Fund                             1,441          (468,170)          466,729
Core Bond Fund                                       2,944        (3,677,946)        3,675,002
Diversified Bond Fund                                    -          (108,891)          108,891
Balanced Fund                                       (4,759)         (163,021)          167,780
Core Value Equity Fund                                   -           (46,021)           46,021
Value Equity Fund                                   (2,326)            1,884               442
Large Cap Value Fund                               (65,953)           64,562             1,391
Indexed Equity Fund                                     (1)            5,385            (5,384)
Blue Chip Growth Fund                                 (753)             (475)            1,228
Large Cap Growth Fund                              (18,478)                -            18,478
Growth Equity Fund                                (483,616)            5,581           478,035
Aggressive Growth Fund                            (389,937)           27,128           362,809
OTC 100 Fund                                      (216,642)                -           216,642
Small Company Value Fund                           (26,195)           37,793           (11,598)
Small Cap Equity Fund                            1,945,463        (1,894,141)          (51,322)
Mid Cap Growth Equity Fund                        (720,549)                -           720,549
Mid Cap Growth Equity II Fund                   (1,532,471)                -         1,532,471
Small Cap Growth Equity Fund                    (1,820,904)            2,240         1,818,664
Small Company Growth Fund                          (87,597)                -            87,597
Emerging Growth Fund                              (670,256)                -           670,256
International Equity Fund                         (395,056)        1,969,603        (1,574,547)
Overseas Fund                                      (15,236)          103,754           (88,518)

     FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

     FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of the obligations for the International Equity Fund under these forward foreign currency contracts at December 31, 2002 is as follows:

                                                IN EXCHANGE
SETTLEMENT    CONTRACTS TO       UNITS OF         FOR U.S.      CONTRACTS AT      UNREALIZED
   DATE          DELIVER         CURRENCY         DOLLARS           VALUE        DEPRECIATION
----------    ------------    -------------    -------------    ------------    -------------
INTERNATIONAL EQUITY FUND
SELLS
05/01/03      Japanese Yen    2,135,175,000    $  17,500,000    $ 18,081,313    $    (581,313)
05/02/03      Japanese Yen    2,164,044,063       17,500,000      18,326,448         (826,448)
                                                                                -------------
                                                                                $  (1,407,761)
                                                                                -------------

     FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Core Bond Fund under these forward commitments at December 31, 2002, is as follows:

      FORWARD        EXPIRATION     AGGREGATE
    COMMITMENT           OF         FACE VALUE                        MARKET       UNREALIZED
 CONTRACTS TO BUY    CONTRACTS     OF CONTRACTS        COST            VALUE      APPRECIATION
------------------   -----------   -------------   -------------   ------------   ------------
CORE BOND FUND
FHLMC
5.5% 01/01/2033      January-03    $  15,000,000   $  15,018,750   $ 15,285,930   $    267,180
FNMA
5.5% 02/01/2018      February-03      29,400,000      29,988,000     30,364,673        376,673
6.0% 03/01/2032      March-03         18,000,000      18,447,187     18,461,250         14,063
6.0% 01/01/2033      January-03       77,000,000      78,766,875     79,574,726        807,851
6.5% 01/01/2033      January-03       45,260,000      46,765,956     47,112,854        346,898
GNMA
6.0% 01/01/2033      January-03        5,045,000       5,185,314      5,246,800         61,486
6.0% 02/01/2033      February-03      15,000,000      15,360,938     15,543,750        182,812
                                                                                  ------------
                                                                                  $  2,056,963
                                                                                  ------------

     FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Indexed Equity Fund and the OTC 100 Fund at December 31, 2002, is as follows:

                                                        NOTIONAL          NET
      NUMBER OF                          EXPIRATION     CONTRACT       UNREALIZED
      CONTRACTS             TYPE            DATE          VALUE       DEPRECIATION
-------------------   ----------------   ----------   -------------   ------------
INDEXED EQUITY FUND
BUYS
73                      S&P 500 Index     03/20/03    $  16,039,925   $   (347,103)

OTC 100 FUND
BUYS
4                     NASDAQ 100 Index    03/21/03          394,800        (16,021)

     ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures.

Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund                      0.35%
Short-Duration Bond Fund               0.40%
Core Bond Fund                         0.48%
Diversified Bond Fund                  0.50%
Balanced Fund                          0.48%
Core Value Equity Fund                 0.50%
Fundamental Value Fund                 0.65%
Value Equity Fund                      0.70%
Large Cap Value Fund                   0.65%
Indexed Equity Fund                    0.10%
Blue Chip Growth Fund                  0.70%
Large Cap Growth Fund                  0.65%
Growth Equity Fund                     0.68%
Aggressive Growth Fund                 0.73%
OTC 100 Fund                           0.15%
Focused Value Fund                     0.69%
Small Company Value Fund               0.85%
Small Cap Equity Fund                  0.58%
Mid Cap Growth Equity Fund             0.70%
Mid Cap Growth Equity II Fund          0.75%
Small Cap Growth Equity Fund           0.82%
Small Company Growth Fund              0.85%
Emerging Growth Fund                   0.79%
International Equity Fund              0.85%
Overseas Fund                          1.00%

David L. Babson & Company, Inc. ("DLB") receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Money Market Fund, 0.08% of the average daily net assets of the Short-Duration Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund.

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity sector of the Balanced Fund, a portion of the assets of the Core Value Equity Fund and the assets of the Small Cap Equity Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets under management of the Core Value Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. ("OFI"). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Alliance Capital Management, L.P. for the Large Cap Growth Fund and a portion of the Core Value Equity Fund; Davis Advisors, L.P. for the Large Cap Value Fund; Deutsche Asset Management, Inc. for the Indexed Equity Fund and the OTC 100 Fund; Massachusetts Financial Services Company for the Growth Equity Fund; Janus Capital Management LLC for the Aggressive Growth Fund; Harris Associates, L.P. for the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; Navellier & Associates, Inc. for the Mid Cap Growth Equity Fund; T. Rowe Price Associates, Inc. for the Mid Cap Growth Equity II Fund and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Allied Investment Advisers, Inc. for a portion of the Small Company Growth Fund; RS Investment Management L.P. for the Emerging Growth Fund; Fidelity Management and Research Company for the Value Equity Fund and the Blue Chip Growth Fund; American Century Investment Management, Inc. for a portion of the Overseas Fund and Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Small Cap Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include
(1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

     ADMINISTRATION FEES

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                 CLASS A    CLASS L    CLASS Y    CLASS S    CLASS Z    CLASS N
                                 -------    -------    -------    -------    -------    -------
Money Market Fund                0.3323%    0.3323%    0.1823%    0.0823%        NA         NA
Short-Duration Bond Fund         0.3167%    0.3167%    0.1667%    0.1167%        NA     0.3667%
Core Bond Fund                   0.2932%    0.2932%    0.1432%    0.0932%        NA     0.3432%
Diversified Bond Fund            0.3232%    0.3232%    0.1732%    0.1232%        NA     0.3732%
Balanced Fund                    0.3952%    0.3952%    0.2452%    0.0852%        NA     0.4452%
Core Value Equity Fund           0.3175%    0.3175%    0.1675%    0.0675%        NA     0.3675%
Fundamental Value Fund           0.3129%    0.3129%    0.1629%    0.1229%        NA     0.3629%
Value Equity Fund                0.2785%    0.2785%    0.1285%    0.0785%        NA     0.3285%
Large Cap Value Fund             0.3244%    0.3244%    0.1744%    0.0844%        NA     0.3744%
Indexed Equity Fund              0.4797%    0.4797%    0.3297%    0.2997%    0.0855%    0.5297%
Blue Chip Growth Fund            0.4085%    0.4085%    0.2885%    0.1585%        NA     0.4585%
Large Cap Growth Fund            0.3529%    0.3529%    0.2029%    0.1629%        NA     0.4029%
Growth Equity Fund               0.2975%    0.2975%    0.1475%    0.0875%        NA     0.3475%
Aggressive Growth Fund           0.3444%    0.3444%    0.1944%    0.0944%        NA     0.3944%
OTC 100 Fund                     0.6244%    0.6244%    0.4744%    0.3744%        NA     0.6744%
Focused Value Fund               0.3344%    0.3344%    0.1844%    0.0844%        NA     0.3844%
Small Company Value Fund         0.3593%    0.3593%    0.2093%    0.1693%        NA     0.4093%
Small Cap Equity Fund            0.3345%    0.3345%    0.1845%    0.0845%        NA     0.3845%
Mid Cap Growth Equity Fund       0.3075%    0.3075%    0.1575%    0.0875%        NA     0.3575%
Mid Cap Growth Equity II Fund    0.3244%    0.3244%    0.1744%    0.0844%        NA     0.3744%
Small Cap Growth Equity Fund     0.4075%    0.4075%    0.2575%    0.1175%        NA     0.4575%
Small Company Growth Fund        0.3491%    0.3491%    0.1991%    0.1591%        NA     0.3991%
Emerging Growth Fund             0.3344%    0.3344%    0.1844%    0.0844%        NA     0.3844%
International Equity Fund        0.2952%    0.2952%    0.1452%    0.1152%        NA     0.3452%
Overseas Fund                    0.2443%    0.2443%    0.0943%    0.0443%        NA     0.2943%

     SERVICE FEES

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

     EXPENSE WAIVERS

MassMutual agreed to cap the fees and expenses of the following Funds through April 30, 2003, unless otherwise noted, as follows:

                                      CLASS A   CLASS L   CLASS Y   CLASS S   CLASS N
                                      -------   -------   -------   -------   -------
Diversified Bond Fund*                 1.09%     0.84%     0.69%     0.64%      N/A
Fundamental Value Fund                 1.24%     0.99%     0.84%     0.80%     1.54%
Value Equity Fund                      1.29%     1.04%     0.89%     0.84%     1.59%
Large Cap Value Fund*                  1.24%     0.99%     0.84%     0.75%      N/A
Blue Chip Growth Fund                  1.38%     1.13%     1.01%     0.88%     1.68%
Large Cap Growth Fund                  1.28%     1.03%     0.88%     0.84%     1.58%
Growth Equity Fund*                    1.24%     0.99%     0.84%     0.78%      N/A
Aggressive Growth Fund*                1.34%     1.09%     0.94%     0.84%      N/A
OTC 100 Fund                           1.04%     0.79%     0.64%     0.54%     1.34%
Focused Value Fund*                    1.29%     1.04%     0.89%     0.79%      N/A
Small Company Value Fund               1.49%     1.24%     1.09%     1.05%     1.79%
Mid Cap Growth Equity Fund*            1.27%     1.02%     0.87%     0.80%      N/A
Mid Cap Growth Equity II Fund*         1.34%     1.09%     0.94%     0.85%      N/A
Small Cap Growth Equity Fund*          1.49%     1.24%     1.09%     0.95%      N/A
Small Company Growth Fund              1.49%     1.24%     1.09%     1.05%     1.79%
Emerging Growth Fund                   1.39%     1.14%     0.99%     0.89%     1.69%
International Equity Fund*             1.50%     1.25%     1.10%     1.07%      N/A
Overseas Fund                          1.65%     1.40%     1.25%     1.20%     1.95%

* EXPENSE WAIVERS IN EFFECT FROM JANUARY 1, 2002 THROUGH APRIL 30, 2002.

     EXPENSE REDUCTIONS

The Balanced Fund, Core Value Equity Fund, Fundamental Value Fund, Large Cap Value Fund, Large Cap Growth Fund, Growth Equity Fund, Aggressive Growth Fund, Focused Value Fund, Small Company Value Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund, and the International Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the year ended December 31, 2002, expenses were reduced under these agreements as follows:

                                                                                      REDUCTIONS
                                                                                      ----------
Fundamental Value Fund                                                                $   38,621
Large Cap Value Fund                                                                      58,886
Large Cap Growth Fund                                                                     17,384
Growth Equity Fund                                                                       143,094
Aggressive Growth Fund                                                                    31,741
Focused Value Fund                                                                         3,500
Small Company Value Fund                                                                  46,637
Small Cap Equity Fund                                                                      1,588
Mid Cap Growth Equity II Fund                                                             24,738
Small Cap Growth Equity Fund                                                              21,203
Small Company Growth Fund                                                                 47,088
International Equity Fund                                                                 29,163
Overseas Fund                                                                             12,288

     OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At December 31, 2002, MassMutual or separate investment accounts thereof owned 98.43% of the outstanding shares of the Trust.

     DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2002 were as follows:

                                                          LONG-TERM U.S.       OTHER LONG-TERM
                                                       GOVERNMENT SECURITIES     SECURITIES
                                                       ---------------------   ---------------
PURCHASES
  Short-Duration Bond Fund                             $          62,032,648   $    47,358,833
  Core Bond Fund                                               2,385,444,026       491,229,927
  Diversified Bond Fund                                           39,075,722        16,687,945
  Balanced Fund                                                   19,580,276       253,345,247
  Core Value Equity Fund                                                   -       713,848,654
  Fundamental Value Fund                                                   -       290,771,125
  Value Equity Fund                                                        -       134,439,078
  Large Cap Value Fund                                                     -       151,088,868
  Indexed Equity Fund                                                      -       252,458,460
  Blue Chip Growth Fund                                                    -       105,352,634
  Large Cap Growth Fund                                                    -        56,181,598
  Growth Equity Fund                                                       -       936,093,287
  Aggressive Growth Fund                                                   -       170,102,202
  OTC 100 Fund                                                             -        24,411,512
  Focused Value Fund                                                       -       243,623,793
  Small Company Value Fund                                                 -       113,374,623
  Small Cap Equity Fund                                                    -       237,720,453
  Mid Cap Growth Equity Fund                                               -       344,243,970
  Mid Cap Growth Equity II Fund                                            -       195,584,855
  Small Cap Growth Equity Fund                                             -       185,931,512
  Small Company Growth Fund                                                -        60,128,592
  Emerging Growth Fund                                                     -       129,755,639
  International Equity Fund                                                -       315,264,784
  Overseas Fund                                                            -       164,648,254

SALES
  Short-Duration Bond Fund                             $           4,373,443   $    44,805,966
  Core Bond Fund                                               2,059,368,944       232,371,539
  Diversified Bond Fund                                           23,924,655         7,801,311
  Balanced Fund                                                   36,833,488       284,763,006
  Core Value Equity Fund                                                   -     1,066,228,755
  Fundamental Value Fund                                                   -        41,756,988
  Value Equity Fund                                                        -        92,603,133
  Large Cap Value Fund                                                     -       111,610,998
  Indexed Equity Fund                                                      -        44,412,611
  Blue Chip Growth Fund                                                    -       122,863,209
  Large Cap Growth Fund                                                    -        14,396,026
  Growth Equity Fund                                                       -       872,706,661
  Aggressive Growth Fund                                                   -       150,471,745
  OTC 100 Fund                                                             -        21,805,081
  Focused Value Fund                                                       -       142,922,986
  Small Company Value Fund                                                 -        29,935,613
  Small Cap Equity Fund                                                    -       332,485,465
  Mid Cap Growth Equity Fund                                               -       345,504,939
  Mid Cap Growth Equity II Fund                                            -       138,225,857
  Small Cap Growth Equity Fund                                             -       114,748,463
  Small Company Growth Fund                                                -        23,412,315
  Emerging Growth Fund                                                     -       128,330,925
  International Equity Fund                                                -       345,321,693
  Overseas Fund                                                            -        77,711,369

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                                                     CLASS A
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
MONEY MARKET FUND*
   Sold                                                956,344,535    $     957,113,157          761,202,683    $     776,561,831
   Issued as reinvestment of dividends                     779,061              779,073            3,091,038            3,091,524
   Redeemed                                           (956,885,539)        (957,683,927)        (703,350,214)        (717,432,535)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 238,057    $         208,303           60,943,507    $      62,220,820
                                                 =================    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                                  2,066,638    $      21,239,504            1,034,878    $      10,755,361
   Issued as reinvestment of dividends                      78,480              811,483               58,729              585,546
   Redeemed                                             (1,238,514)         (12,902,955)            (486,648)          (5,046,842)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 906,604    $       9,148,032              606,959    $       6,294,065
                                                 =================    =================    =================    =================
CORE BOND FUND
   Sold                                                 12,037,657    $     133,832,446            5,400,422    $      60,193,773
   Issued as reinvestment of dividends                     560,741            6,274,686              331,472            3,541,719
   Redeemed                                             (4,259,883)         (47,436,529)          (1,309,785)         (14,625,768)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               8,338,515    $      92,670,603            4,422,109    $      49,109,724
                                                 =================    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                                  1,535,007    $      15,302,452              449,545    $       4,457,839
   Issued as reinvestment of dividends                      70,720              711,439               21,957              211,228
   Redeemed                                               (196,218)          (1,972,959)             (81,554)            (822,748)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,409,509    $      14,040,932              389,948    $       3,846,319
                                                 =================    =================    =================    =================
BALANCED FUND
   Sold                                                    243,347    $       1,975,220              531,368    $       4,925,088
   Issued as reinvestment of dividends                      18,217              139,540               21,222              189,302
   Redeemed                                               (347,879)          (2,875,586)            (167,188)          (1,540,617)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 (86,315)   $        (760,826)             385,402    $       3,573,773
                                                 =================    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                                    576,001    $       4,506,565            1,670,387    $      19,091,779
   Issued as reinvestment of dividends                      35,449              261,614              476,986            4,399,658
   Redeemed                                               (838,614)          (6,585,255)            (622,390)          (6,743,471)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                (227,164)   $      (1,817,076)           1,524,983    $      16,747,966
                                                 =================    =================    =================    =================
FUNDAMENTAL VALUE FUND**
   Sold                                                  5,463,421    $      46,992,846                  100    $           1,000
   Issued as reinvestment of dividends                      26,654              207,636                    -                    -
   Redeemed                                               (618,572)          (5,019,505)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               4,871,503    $      42,180,977                  100    $           1,000
                                                 =================    =================    =================    =================
VALUE EQUITY FUND+
   Sold                                                  1,943,723    $      16,597,671              986,971    $       8,710,039
   Issued as reinvestment of dividends                      17,713              135,508                3,181               29,580
   Redeemed                                               (843,885)          (6,803,946)             (38,997)            (359,838)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,117,551    $       9,929,233              951,155    $       8,379,781
                                                 =================    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                                  8,029,747    $      62,918,310            8,671,573    $      79,520,793
   Issued as reinvestment of dividends                      43,430              313,566               13,735              119,564
   Redeemed                                             (3,770,538)         (28,946,096)          (1,893,220)         (16,784,267)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               4,302,639    $      34,285,780            6,792,088    $      62,856,090
                                                 =================    =================    =================    =================
INDEXED EQUITY FUND
   Sold                                                  6,253,865    $      57,950,379            6,067,902    $      65,327,728
   Issued as reinvestment of dividends                      65,510              529,319               55,084              581,709
   Redeemed                                             (5,318,843)         (51,459,729)          (1,817,767)         (19,860,020)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,000,532    $       7,019,969            4,305,219    $      46,049,417
                                                 =================    =================    =================    =================

                                                                                     CLASS A
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
BLUE CHIP GROWTH FUND++
   Sold                                                    781,310    $       5,872,313              123,331    $       1,140,430
   Issued as reinvestment of dividends                          42                  279                    -                    -
   Redeemed                                               (161,580)          (1,187,089)             (12,421)            (118,680)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 619,772    $       4,685,503              110,910    $       1,021,750
                                                 =================    =================    =================    =================
LARGE CAP GROWTH FUND**
   Sold                                                    158,641    $       1,284,214                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (40,331)            (300,786)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 118,310    $         983,428                  100    $           1,000
                                                 =================    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                                  7,375,758    $      53,394,408            7,356,429    $      66,897,277
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (3,213,477)         (22,132,795)          (2,393,760)         (21,422,671)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               4,162,281    $      31,261,613            4,962,669    $      45,474,606
                                                 =================    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                                  6,098,284    $      27,013,649            4,664,002    $      27,607,462
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (2,873,470)         (12,683,035)          (2,248,023)         (13,043,033)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,224,814    $      14,330,614            2,415,979    $      14,564,429
                                                 =================    =================    =================    =================
OTC 100 FUND
   Sold                                                  3,788,255    $      11,480,257            3,475,290    $      15,617,665
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (2,233,042)          (6,427,882)          (1,146,099)          (5,058,935)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,555,213    $       5,052,375            2,329,191    $      10,558,730
                                                 =================    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                                  4,368,596    $      54,310,872            2,098,133    $      26,045,997
   Issued as reinvestment of dividends                      30,387              358,865               46,642              617,810
   Redeemed                                             (1,680,049)         (19,837,138)            (384,553)          (4,747,200)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,718,934    $      34,832,599            1,760,222    $      21,916,607
                                                 =================    =================    =================    =================
SMALL COMPANY VALUE FUND**
   Sold                                                  1,130,086    $      10,865,282                  100    $           1,000
   Issued as reinvestment of dividends                       2,594               22,358                    -                    -
   Redeemed                                               (138,889)          (1,226,862)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 993,791    $       9,660,778                  100    $           1,000
                                                 =================    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                                    465,360    $       5,730,896              455,642    $       5,975,287
   Issued as reinvestment of dividends                      64,696              650,837               55,701              707,399
   Redeemed                                               (298,373)          (3,524,164)            (155,220)          (2,011,761)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 231,683    $       2,857,569              356,123    $       4,670,925
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                                  2,101,871    $      14,747,522            2,511,380    $      23,614,521
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,453,312)          (9,899,017)          (1,346,125)         (12,389,512)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 648,559    $       4,848,505            1,165,255    $      11,225,009
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                                  4,401,687    $      39,414,505            1,354,355    $      13,292,256
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,952,617)         (16,477,065)            (260,987)          (2,574,036)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,449,070    $      22,937,440            1,093,368    $      10,718,220
                                                 =================    =================    =================    =================
SMALL CAP GROWTH EQUITY FUND
   Sold                                                  2,478,277    $      25,500,186            2,254,310    $      26,335,801
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,148,430)         (11,121,669)            (717,673)          (8,410,014)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,329,847    $      14,378,517            1,536,637    $      17,925,787
                                                 =================    =================    =================    =================

                                                                                     CLASS A
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
SMALL COMPANY GROWTH FUND**
   Sold                                                    908,934    $       6,945,392                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                               (187,979)          (1,345,136)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 720,955    $       5,600,256                  100    $           1,000
                                                 =================    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                                  1,973,012    $       8,884,147            2,371,993    $      14,781,153
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,184,829)          (5,264,116)            (994,597)          (5,994,968)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 788,183    $       3,620,031            1,377,396    $       8,786,185
                                                 =================    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                  5,485,614    $      40,880,222            3,335,314    $      34,508,908
   Issued as reinvestment of dividends                      39,195              266,169                  579                5,606
   Redeemed                                             (5,004,226)         (35,863,223)          (1,151,931)         (11,495,412)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 520,583    $       5,283,168            2,183,962    $      23,019,102
                                                 =================    =================    =================    =================
OVERSEAS FUND
   Sold                                                  2,817,763    $      21,951,087              149,256    $       1,183,617
   Issued as reinvestment of dividends                       1,331                9,676                    -                    -
   Redeemed                                               (418,259)          (3,288,485)             (11,386)             (92,132)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,400,835    $      18,672,278              137,870    $       1,091,485
                                                 =================    =================    =================    =================

                                                                                     CLASS L
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
MONEY MARKET FUND*
   Sold                                                443,681,600    $     444,041,707          484,354,287    $     493,332,185
   Issued as reinvestment of dividends                     643,630              643,592            1,905,768            1,905,817
   Redeemed                                           (430,561,658)        (430,929,991)        (457,170,609)        (465,652,625)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              13,763,572    $      13,755,308           29,089,446    $      29,585,377
                                                 =================    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                                  7,278,457    $      74,685,966           10,334,795    $     105,069,899
   Issued as reinvestment of dividends                     550,094            5,682,472              405,679            4,037,015
   Redeemed                                             (2,077,596)         (21,543,860)          (7,565,036)         (77,363,481)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               5,750,955    $      58,824,578            3,175,438    $      31,743,433
                                                 =================    =================    =================    =================
CORE BOND FUND
   Sold                                                 13,919,986    $     154,694,198           12,510,773    $     138,592,568
   Issued as reinvestment of dividends                   1,072,693           12,046,343              957,231           10,248,268
   Redeemed                                             (5,393,451)         (60,107,484)          (3,516,985)         (39,359,266)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               9,599,228    $     106,633,057            9,951,019    $     109,481,570
                                                 =================    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                                     16,194    $         162,545              386,623    $       3,956,704
   Issued as reinvestment of dividends                      13,374              134,405               23,130              221,819
   Redeemed                                               (383,770)          (3,839,998)             (22,557)            (223,510)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                (354,202)   $      (3,543,048)             387,196    $       3,955,013
                                                 =================    =================    =================    =================
BALANCED FUND
   Sold                                                     67,588    $         553,939               74,612    $         707,851
   Issued as reinvestment of dividends                      11,880               91,598               11,901              106,754
   Redeemed                                                (96,597)            (793,938)            (123,006)          (1,148,931)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 (17,129)   $        (148,401)             (36,493)   $        (334,326)
                                                 =================    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                                  3,343,302    $      27,062,294            2,681,761    $      30,670,559
   Issued as reinvestment of dividends                     113,241              843,645            1,109,033           10,308,894
   Redeemed                                             (1,287,750)          (9,972,402)          (1,181,114)         (13,035,271)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,168,793    $      17,933,537            2,609,680    $      27,944,182
                                                 =================    =================    =================    =================

                                                                                     CLASS L
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
FUNDAMENTAL VALUE FUND**
   Sold                                                  6,505,347    $      57,442,791                  100    $           1,000
   Issued as reinvestment of dividends                      36,050              281,189                    -                    -
   Redeemed                                               (875,206)          (7,197,520)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               5,666,191    $      50,526,460                  100    $           1,000
                                                 =================    =================    =================    =================
VALUE EQUITY FUND+
   Sold                                                    405,716    $       3,327,936              300,098    $       2,719,464
   Issued as reinvestment of dividends                       6,815               52,201                1,176               10,945
   Redeemed                                                (80,574)            (664,752)             (16,848)            (153,033)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 331,957    $       2,715,385              284,426    $       2,577,376
                                                 =================    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                                  6,633,193    $      53,224,713           10,019,634    $      91,976,506
   Issued as reinvestment of dividends                      91,024              659,016               41,956              365,544
   Redeemed                                             (2,984,058)         (23,356,098)          (2,481,927)         (22,252,936)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,740,159    $      30,527,631            7,579,663    $      70,089,114
                                                 =================    =================    =================    =================
INDEXED EQUITY FUND
   Sold                                                  4,615,838    $      43,659,762            2,963,705    $      33,183,477
   Issued as reinvestment of dividends                      71,423              578,753               29,584              313,380
   Redeemed                                             (1,753,951)         (15,753,610)          (1,523,797)         (16,593,258)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,933,310    $      28,484,905            1,469,492    $      16,903,599
                                                 =================    =================    =================    =================
BLUE CHIP GROWTH FUND++
   Sold                                                 22,779,440    $     177,091,750           48,969,370    $     479,691,988
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                            (25,173,306)        (193,740,055)         (14,393,851)        (129,129,059)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (2,393,866)   $     (16,648,305)          34,575,519    $     350,562,929
                                                 =================    =================    =================    =================
LARGE CAP GROWTH FUND**
   Sold                                                    627,007    $       4,635,107                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (71,264)            (516,243)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 555,743    $       4,118,864                  100    $           1,000
                                                 =================    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                                  5,709,003    $      41,050,586            9,802,016    $      91,020,305
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (2,690,797)         (18,777,531)          (2,569,133)         (23,129,817)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,018,206    $      22,273,055            7,232,883    $      67,890,488
                                                 =================    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                                  4,481,015    $      21,282,215            4,203,525    $      25,536,979
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,640,476)          (7,250,736)          (1,636,170)          (9,686,226)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,840,539    $      14,031,479            2,567,355    $      15,850,753
                                                 =================    =================    =================    =================
OTC 100 FUND
   Sold                                                  1,926,240    $       5,829,119            2,256,973    $      10,075,413
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,420,212)          (4,034,256)            (637,330)          (2,777,931)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 506,028    $       1,794,863            1,619,643    $       7,297,482
                                                 =================    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                                  2,802,279    $      35,324,572            1,813,130    $      22,543,819
   Issued as reinvestment of dividends                      26,794              317,777               48,809              647,503
   Redeemed                                             (1,404,516)         (16,768,227)            (475,217)          (5,846,827)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,424,557    $      18,874,122            1,386,722    $      17,344,495
                                                 =================    =================    =================    =================
SMALL COMPANY VALUE FUND**
   Sold                                                    465,510    $       4,357,510                  100    $           1,000
   Issued as reinvestment of dividends                       1,740               14,979                    -                    -
   Redeemed                                                (91,359)            (827,530)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 375,891    $       3,544,959                  100    $           1,000
                                                 =================    =================    =================    =================

                                                                                     CLASS L
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
SMALL CAP EQUITY FUND
   Sold                                                  1,606,479    $      19,222,905            1,915,273    $      25,022,465
   Issued as reinvestment of dividends                     333,905            3,369,105              282,914            3,601,503
   Redeemed                                               (768,181)          (9,040,322)            (567,504)          (7,386,243)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,172,203    $      13,551,688            1,630,683    $      21,237,725
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                                  1,622,656    $      11,488,599            2,550,250    $      23,662,404
   Issued as reinvestment of dividends                           -                    -                  388                3,186
   Redeemed                                               (981,681)          (6,849,889)          (1,418,118)         (13,056,829)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 640,975    $       4,638,710            1,132,520    $      10,608,761
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                                  7,348,006    $      66,430,558            7,446,669    $      72,409,508
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (6,181,848)         (55,609,542)          (6,399,625)         (62,734,768)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,166,158    $      10,821,016            1,047,044    $       9,674,740
                                                 =================    =================    =================    =================
SMALL CAP GROWTH EQUITY FUND
   Sold                                                  2,743,092    $      28,566,652            3,121,092    $      37,831,098
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,412,274)         (14,008,095)            (989,022)         (11,783,918)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,330,818    $      14,558,557            2,132,070    $      26,047,180
                                                 =================    =================    =================    =================
SMALL COMPANY GROWTH FUND**
   Sold                                                  1,690,999    $      12,567,705                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                               (219,043)          (1,549,931)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,471,956    $      11,017,774                  100    $           1,000
                                                 =================    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                                  2,955,141    $      13,694,923            3,486,557    $      21,025,363
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (1,321,194)          (5,696,768)            (972,391)          (5,741,813)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,633,947    $       7,998,155            2,514,166    $      15,283,550
                                                 =================    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                  7,115,469    $      57,016,276            8,493,716    $      88,460,217
   Issued as reinvestment of dividends                     141,521              944,147               26,448              235,664
   Redeemed                                             (3,841,517)         (30,307,564)          (2,366,693)         (23,708,496)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,415,473    $      27,652,859            6,153,471    $      64,987,385
                                                 =================    =================    =================    =================
OVERSEAS FUND
   Sold                                                  3,456,243    $      27,663,433              107,839    $         891,856
   Issued as reinvestment of dividends                       4,344               31,671                    -                    -
   Redeemed                                               (951,705)          (7,253,222)              (1,071)              (8,955)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,508,882    $      20,441,882              106,768    $         882,901
                                                 =================    =================    =================    =================

                                                                                     CLASS Y
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
MONEY MARKET FUND*
   Sold                                              1,319,694,210    $   1,320,687,866        1,064,651,605    $   1,082,795,053
   Issued as reinvestment of dividends                   1,298,045            1,298,045            3,018,401            3,019,053
   Redeemed                                         (1,298,349,733)      (1,299,294,623)      (1,046,223,442)      (1,064,025,976)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              22,642,522    $      22,691,288           21,446,564    $      21,788,130
                                                 =================    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                                  3,226,864    $      34,120,108            1,449,804    $      14,985,381
   Issued as reinvestment of dividends                     164,905            1,759,799               70,901              707,691
   Redeemed                                               (734,377)          (7,626,762)            (719,469)          (7,437,786)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,657,392    $      28,253,145              801,236    $       8,255,286
                                                 =================    =================    =================    =================

                                                                                     CLASS Y
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
CORE BOND FUND
   Sold                                                  9,941,878    $     112,226,943           10,567,449    $     117,666,095
   Issued as reinvestment of dividends                     650,458            7,324,155              605,262            6,497,808
   Redeemed                                             (5,235,158)         (58,297,263)          (5,794,185)         (64,262,497)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               5,357,178    $      61,253,835            5,378,526    $      59,901,406
                                                 =================    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                                    779,521    $       7,805,315               47,758    $         473,368
   Issued as reinvestment of dividends                       6,071               61,252                1,745               16,805
   Redeemed                                               (422,726)          (4,218,752)             (41,406)            (409,664)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 362,866    $       3,647,815                8,097    $          80,509
                                                 =================    =================    =================    =================
BALANCED FUND
   Sold                                                    114,568    $       1,000,401               64,190    $         614,188
   Issued as reinvestment of dividends                       8,762               69,654                9,244               85,411
   Redeemed                                               (150,249)          (1,303,992)             (93,522)            (883,967)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 (26,919)   $        (233,937)             (20,088)   $        (184,368)
                                                 =================    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                                    366,650    $       2,936,612              423,954    $       4,813,883
   Issued as reinvestment of dividends                      18,741              140,183              328,486            3,071,413
   Redeemed                                               (743,087)          (6,196,516)            (670,353)          (7,296,335)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                (357,696)   $      (3,119,721)              82,087    $         588,961
                                                 =================    =================    =================    =================
FUNDAMENTAL VALUE FUND**
   Sold                                                  5,375,991    $      43,088,201                  100    $           1,000
   Issued as reinvestment of dividends                      39,268              306,288                    -                    -
   Redeemed                                               (222,974)          (1,848,124)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               5,192,285    $      41,546,365                  100    $           1,000
                                                 =================    =================    =================    =================
VALUE EQUITY FUND+
   Sold                                                    542,994    $       4,782,755            1,017,815    $      10,185,005
   Issued as reinvestment of dividends                      11,705               89,774                2,577               24,022
   Redeemed                                               (211,607)          (1,815,628)            (381,418)          (3,837,064)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 343,092    $       3,056,901              638,974    $       6,371,963
                                                 =================    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                                  2,102,859    $      16,953,215            5,813,763    $      53,967,207
   Issued as reinvestment of dividends                      37,553              272,257               28,551              249,322
   Redeemed                                             (2,632,372)         (22,000,518)            (894,052)          (7,996,591)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                (491,960)   $      (4,775,046)           4,948,262    $      46,219,938
                                                 =================    =================    =================    =================
INDEXED EQUITY FUND
   Sold                                                 17,377,290    $     160,550,651           12,671,514    $     140,436,045
   Issued as reinvestment of dividends                     287,825            2,337,842              150,865            1,601,160
   Redeemed                                             (9,501,737)         (90,693,086)          (6,046,864)         (66,958,259)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               8,163,378    $      72,195,407            6,775,515    $      75,078,946
                                                 =================    =================    =================    =================
BLUE CHIP GROWTH FUND++
   Sold                                                    128,565    $         972,451               71,620    $         645,596
   Issued as reinvestment of dividends                          75                  509                    -                    -
   Redeemed                                                (74,264)            (537,066)              (3,783)             (33,403)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                  54,376    $         435,894               67,837    $         612,193
                                                 =================    =================    =================    =================
LARGE CAP GROWTH FUND**
   Sold                                                     11,109    $         109,754                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                    (59)                (431)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                  11,050    $         109,323                  100    $           1,000
                                                 =================    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                                  5,704,069    $      39,619,355            9,484,724    $      89,746,813
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (3,821,462)         (28,457,529)          (4,208,718)         (38,653,633)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,882,607    $      11,161,826            5,276,006    $      51,093,180
                                                 =================    =================    =================    =================

                                                                                     CLASS Y
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
AGGRESSIVE GROWTH FUND
   Sold                                                  1,189,319    $       5,469,035            2,914,007    $      17,594,056
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                               (818,765)          (3,657,457)            (933,399)          (5,382,458)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 370,554    $       1,811,578            1,980,608    $      12,211,598
                                                 =================    =================    =================    =================
OTC 100 FUND
   Sold                                                    360,214    $         981,153              157,816    $         757,031
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (53,120)            (155,562)             (92,400)            (455,067)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 307,094    $         825,591               65,416    $         301,964
                                                 =================    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                                  4,113,570    $      47,439,834              966,928    $      12,079,182
   Issued as reinvestment of dividends                      10,595              125,874               20,120              267,157
   Redeemed                                             (1,111,798)         (13,304,328)            (281,450)          (3,504,464)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,012,367    $      34,261,380              705,598    $       8,841,875
                                                 =================    =================    =================    =================
SMALL COMPANY VALUE FUND**
   Sold                                                  2,402,524    $      20,790,406                  100    $           1,000
   Issued as reinvestment of dividends                      12,404              106,919                    -                    -
   Redeemed                                               (138,633)          (1,177,724)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,276,295    $      19,719,601                  100    $           1,000
                                                 =================    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                                    516,504    $       6,411,414              949,232    $      12,923,319
   Issued as reinvestment of dividends                     110,534            1,115,276              103,814            1,322,589
   Redeemed                                               (378,717)          (4,671,247)            (402,808)          (5,308,293)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 248,321    $       2,855,443              650,238    $       8,937,615
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                                    709,437    $       4,955,169            1,623,367    $      15,739,834
   Issued as reinvestment of dividends                           -                    -                  740                6,099
   Redeemed                                               (646,118)          (4,479,130)          (4,204,899)         (37,800,901)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                  63,319    $         476,039           (2,580,792)   $     (22,054,968)
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                                  3,572,497    $      29,366,442               44,333    $         430,900
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                               (242,421)          (1,970,020)              (9,902)            (104,597)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,330,076    $      27,396,422               34,431    $         326,303
                                                 =================    =================    =================    =================
SMALL CAP GROWTH EQUITY FUND
   Sold                                                  3,109,844    $      31,809,395            3,831,599    $      47,133,718
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (2,014,591)         (20,898,240)          (2,737,205)         (31,812,855)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,095,253    $      10,911,155            1,094,394    $      15,320,863
                                                 =================    =================    =================    =================
SMALL COMPANY GROWTH FUND**
   Sold                                                  1,568,018    $      11,147,652                  100    $           1,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (66,124)            (475,196)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,501,894    $      10,672,456                  100    $           1,000
                                                 =================    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                                    189,035    $         900,997              212,348    $       1,296,649
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                               (260,805)          (1,095,553)            (114,171)            (737,521)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 (71,770)   $        (194,556)              98,177    $         559,128
                                                 =================    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                 76,349,611    $     567,689,298           24,615,298    $     245,521,861
   Issued as reinvestment of dividends                      71,013              471,981               20,954              187,325
   Redeemed                                            (75,526,540)        (567,508,413)         (21,581,924)        (214,684,453)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 894,084    $         652,866            3,054,328    $      31,024,733
                                                 =================    =================    =================    =================

                                                                                     CLASS Y
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
OVERSEAS FUND
   Sold                                                  2,701,239    $      19,319,138               10,452    $         103,000
   Issued as reinvestment of dividends                       6,815               49,753                    -                    -
   Redeemed                                               (110,831)            (862,488)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,597,223    $      18,506,403               10,452    $         103,000
                                                 =================    =================    =================    =================

                                                                                     CLASS S
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
MONEY MARKET FUND*
   Sold                                                942,789,241    $     943,622,913          905,788,054    $     924,429,286
   Issued as reinvestment of dividends                   4,380,168            4,380,342           14,666,217           14,668,785
   Redeemed                                         (1,007,526,527)      (1,008,638,463)        (918,018,317)        (937,446,610)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             (60,357,118)   $     (60,635,208)           2,435,954    $       1,651,461
                                                 =================    =================    =================    =================
SHORT-DURATION BOND FUND
   Sold                                                  5,922,769    $      61,577,544            5,564,783    $      58,096,645
   Issued as reinvestment of dividends                     584,546            6,085,127              886,693            8,885,843
   Redeemed                                             (8,514,413)         (89,025,384)          (8,633,951)         (89,760,149)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (2,007,098)   $     (21,362,713)          (2,182,475)   $     (22,777,661)
                                                 =================    =================    =================    =================
CORE BOND FUND
   Sold                                                 71,743,013    $     809,938,526           58,333,645    $     650,113,336
   Issued as reinvestment of dividends                   4,729,791           53,446,635            4,954,676           53,345,246
   Redeemed                                            (47,328,864)        (531,035,970)         (52,342,309)        (584,073,785)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              29,143,940    $     332,349,191           10,946,012    $     119,384,797
                                                 =================    =================    =================    =================
DIVERSIFIED BOND FUND
   Sold                                                  1,228,125    $      12,673,884               90,696    $         916,505
   Issued as reinvestment of dividends                     154,932            1,566,360              163,652            1,577,610
   Redeemed                                               (496,605)          (5,130,256)             (57,081)            (577,580)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 886,452    $       9,109,988              197,267    $       1,916,535
                                                 =================    =================    =================    =================
BALANCED FUND
   Sold                                                  8,208,802    $      68,940,310           10,322,673    $      96,741,676
   Issued as reinvestment of dividends                   1,058,364            8,181,156            1,174,473           10,559,410
   Redeemed                                            (14,356,858)        (119,838,211)         (16,397,607)        (153,548,822)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (5,089,692)   $     (42,716,745)          (4,900,461)   $     (46,247,736)
                                                 =================    =================    =================    =================
CORE VALUE EQUITY FUND
   Sold                                                 20,195,988    $     161,990,312           22,323,253    $     252,054,276
   Issued as reinvestment of dividends                   1,866,226           13,996,694           32,045,934          300,466,042
   Redeemed                                            (65,480,857)        (535,841,970)         (55,046,024)        (607,079,471)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                             (43,418,643)   $    (359,854,964)            (676,837)   $     (54,559,153)
                                                 =================    =================    =================    =================
FUNDAMENTAL VALUE FUND**
   Sold                                                 14,496,961    $     132,336,202            1,000,100    $      10,001,000
   Issued as reinvestment of dividends                      89,142              696,201                    -                    -
   Redeemed                                             (2,630,120)         (22,007,723)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              11,955,983    $     111,024,680            1,000,100    $      10,001,000
                                                 =================    =================    =================    =================
VALUE EQUITY FUND+
   Sold                                                  4,436,037    $      39,616,545            5,665,199    $      54,055,926
   Issued as reinvestment of dividends                      97,559              748,274               23,577              219,737
   Redeemed                                             (2,174,235)         (18,207,086)            (171,955)          (1,604,040)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,359,361    $      22,157,733            5,516,821    $      52,671,623
                                                 =================    =================    =================    =================
LARGE CAP VALUE FUND
   Sold                                                  8,514,948    $      68,637,199           15,654,435    $     141,785,343
   Issued as reinvestment of dividends                     258,610            1,874,921              168,629            1,472,499
   Redeemed                                             (8,329,628)         (64,765,921)          (6,876,583)         (61,766,608)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 443,930    $       5,746,199            8,946,481    $      81,491,234
                                                 =================    =================    =================    =================

                                                                                     CLASS S
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                                 33,396,629    $     306,179,882           22,090,092    $     246,844,593
   Issued as reinvestment of dividends                     810,650            6,633,682              532,751            5,696,484
   Redeemed                                            (25,092,597)        (229,897,440)         (24,366,208)        (270,117,912)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               9,114,682    $      82,916,124           (1,743,365)   $     (17,576,835)
                                                 =================    =================    =================    =================
BLUE CHIP GROWTH FUND++
   Sold                                                  3,601,383    $      27,695,126           14,601,994    $     144,259,799
   Issued as reinvestment of dividends                       8,662               58,731                    -                    -
   Redeemed                                             (5,370,099)         (41,294,170)          (2,187,984)         (19,669,579)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (1,760,054)   $     (13,540,313)          12,414,010    $     124,590,220
                                                 =================    =================    =================    =================
LARGE CAP GROWTH FUND**
   Sold                                                  3,062,402    $      27,517,043            1,000,100    $      10,001,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (62,243)            (547,228)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               3,000,159    $      26,969,815            1,000,100    $      10,001,000
                                                 =================    =================    =================    =================
GROWTH EQUITY FUND
   Sold                                                  7,368,954    $      52,795,872           11,032,775    $      98,582,950
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (6,734,756)         (47,729,420)          (5,090,183)         (46,624,042)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 634,198    $       5,066,452            5,942,592    $      51,958,908
                                                 =================    =================    =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                                  7,198,909    $      33,151,366           10,009,588    $      59,224,041
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (9,635,786)         (42,684,416)          (5,299,425)         (30,141,920)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (2,436,877)   $      (9,533,050)           4,710,163    $      29,082,121
                                                 =================    =================    =================    =================
OTC 100 FUND
   Sold                                                 15,444,594    $      44,282,199            7,204,978    $      32,661,801
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                            (17,387,347)         (49,137,544)          (5,796,974)         (25,247,109)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (1,942,753)   $      (4,855,345)           1,408,004    $       7,414,692
                                                 =================    =================    =================    =================
FOCUSED VALUE FUND
   Sold                                                  8,028,008    $      98,916,416            6,793,030    $      84,526,227
   Issued as reinvestment of dividends                      72,675              865,563              222,280            2,957,326
   Redeemed                                             (6,802,114)         (83,444,101)          (3,943,332)         (49,108,417)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               1,298,569    $      16,337,878            3,071,978    $      38,375,136
                                                 =================    =================    =================    =================
SMALL COMPANY VALUE FUND**
   Sold                                                  7,287,945    $      72,489,846            1,000,100    $      10,001,000
   Issued as reinvestment of dividends                      22,860              197,514                    -                    -
   Redeemed                                             (3,197,728)         (30,484,433)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               4,113,077    $      42,202,927            1,000,100    $      10,001,000
                                                 =================    =================    =================    =================
SMALL CAP EQUITY FUND
   Sold                                                 15,421,968    $     192,315,407           14,998,854    $     198,995,089
   Issued as reinvestment of dividends                   2,580,258           26,163,818            3,734,878           47,769,089
   Redeemed                                            (27,276,659)        (330,466,529)         (18,816,589)        (245,121,126)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (9,274,433)   $    (111,987,304)             (82,857)   $       1,643,052
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                                  3,876,882    $      27,372,357            6,623,991    $      61,650,109
   Issued as reinvestment of dividends                           -                    -               14,216              117,281
   Redeemed                                             (5,748,400)         (40,525,597)          (7,040,154)         (65,358,086)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (1,871,518)   $     (13,153,240)            (401,947)   $      (3,590,696)
                                                 =================    =================    =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                                  3,793,507    $      35,104,486            4,837,937    $      48,210,931
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (3,504,773)         (31,878,046)          (4,881,394)         (47,846,781)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 288,734    $       3,226,440              (43,457)   $         364,150
                                                 =================    =================    =================    =================

                                                                                     CLASS S
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                                  5,940,006    $      61,526,529            7,982,872    $      97,179,474
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (5,181,440)         (51,808,791)          (5,807,732)         (70,090,072)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 758,566    $       9,717,738            2,175,140    $      27,089,402
                                                 =================    =================    =================    =================
SMALL COMPANY GROWTH FUND**
   Sold                                                    306,398    $       2,517,186            1,000,100    $      10,001,000
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                                (59,111)            (508,978)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                                 247,287    $       2,008,208            1,000,100    $      10,001,000
                                                 =================    =================    =================    =================
EMERGING GROWTH FUND
   Sold                                                  2,882,490    $      12,236,205            3,351,724    $      21,357,614
   Issued as reinvestment of dividends                           -                    -                    -                    -
   Redeemed                                             (5,132,528)         (20,484,485)          (2,260,833)         (13,598,678)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (2,250,038)   $      (8,248,280)           1,090,891    $       7,758,936
                                                 =================    =================    =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                296,154,757    $   2,237,494,178          141,838,966    $   1,435,886,756
   Issued as reinvestment of dividends                     810,001            5,429,706              280,960            2,518,415
   Redeemed                                           (306,172,482)      (2,328,854,575)        (148,298,809)      (1,510,159,376)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                              (9,207,724)   $     (85,930,691)          (6,178,883)   $     (71,754,205)
                                                 =================    =================    =================    =================
OVERSEAS FUND
   Sold                                                  5,268,222    $      41,755,741            2,507,625    $      25,064,764
   Issued as reinvestment of dividends                      19,184              140,234                    -                    -
   Redeemed                                               (380,889)          (2,992,780)             (30,457)            (300,005)
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               4,906,517    $      38,903,195            2,477,168    $      24,764,759
                                                 =================    =================    =================    =================

                                                                                     CLASS Z
                                                                                     -------
                                                      YEAR ENDED DECEMBER 31, 2002              YEAR ENDED DECEMBER 31, 2001
                                                      SHARES                AMOUNT              SHARES                AMOUNT
                                                 -----------------    -----------------    -----------------    -----------------
INDEXED EQUITY FUND
   Sold                                                  4,995,445    $      49,094,422                8,834    $         103,000
   Issued as reinvestment of dividends                      28,868              236,834                  103                1,104
   Redeemed                                             (2,980,141)         (26,025,410)                   -                    -
                                                 -----------------    -----------------    -----------------    -----------------
   Net increase (decrease)                               2,044,172    $      23,305,846                8,937    $         104,104
                                                 =================    =================    =================    =================

                                                               CLASS N***
                                                               ----------
                                                      YEAR ENDED DECEMBER 31, 2002
                                                      SHARES                AMOUNT
                                                 -----------------    -----------------
SHORT-DURATION BOND FUND
   Sold                                                      9,796    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                   9,796    $         101,000
                                                 =================    =================
CORE BOND FUND
   Sold                                                      9,050    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                   9,050    $         101,000
                                                 =================    =================
DIVERSIFIED BOND FUND
   Sold                                                     10,070    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  10,070    $         101,000
                                                 =================    =================

                                                               CLASS N***
                                                               ----------
                                                      YEAR ENDED DECEMBER 31, 2002
                                                      SHARES                AMOUNT
                                                 -----------------    -----------------
BALANCED FUND
   Sold                                                     13,237    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  13,237    $         101,000
                                                 =================    =================
CORE VALUE EQUITY FUND
   Sold                                                     14,511    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  14,511    $         101,000
                                                 =================    =================
FUNDAMENTAL VALUE FUND
   Sold                                                     13,015    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  13,015    $         101,000
                                                 =================    =================
VALUE EQUITY FUND
   Sold                                                     13,254    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  13,254    $         101,000
                                                 =================    =================
LARGE CAP VALUE FUND
   Sold                                                     14,047    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  14,047    $         101,000
                                                 =================    =================
INDEXED EQUITY FUND
   Sold                                                     12,484    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  12,484    $         100,500
                                                 =================    =================
BLUE CHIP GROWTH FUND
   Sold                                                     15,097    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  15,097    $         101,000
                                                 =================    =================
LARGE CAP GROWTH FUND
   Sold                                                     14,518    $         100,900
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  14,518    $         100,900
                                                 =================    =================
GROWTH EQUITY FUND
   Sold                                                     16,805    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  16,805    $         101,000
                                                 =================    =================
AGGRESSIVE GROWTH FUND
   Sold                                                     26,790    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  26,790    $         101,000
                                                 =================    =================
OTC 100 FUND
   Sold                                                     39,923    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  39,923    $         101,000
                                                 =================    =================

                                                               CLASS N***
                                                               ----------
                                                      YEAR ENDED DECEMBER 31, 2002
                                                      SHARES                AMOUNT
                                                 -----------------    -----------------
FOCUSED VALUE FUND
   Sold                                                      8,580    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                   8,580    $         101,000
                                                 =================    =================
SMALL COMPANY VALUE FUND
   Sold                                                     11,699    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  11,699    $         100,500
                                                 =================    =================
SMALL CAP EQUITY FUND
   Sold                                                     10,029    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  10,029    $         100,500
                                                 =================    =================
MID CAP GROWTH EQUITY FUND
   Sold                                                     17,150    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  17,150    $         100,500
                                                 =================    =================
MID CAP GROWTH EQUITY II FUND
   Sold                                                     12,484    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  12,484    $         100,500
                                                 =================    =================
SMALL CAP GROWTH EQUITY FUND
   Sold                                                     11,635    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  11,635    $         101,000
                                                 =================    =================
SMALL COMPANY GROWTH FUND
   Sold                                                     14,565    $         100,500
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  14,565    $         100,500
                                                 =================    =================
EMERGING GROWTH FUND
   Sold                                                     28,856    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  28,856    $         101,000
                                                 =================    =================
INTERNATIONAL EQUITY FUND
   Sold                                                     16,133    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  16,133    $         101,000
                                                 =================    =================
OVERSEAS FUND
   Sold                                                     13,949    $         101,000
   Issued as reinvestment of dividends                           -                    -
   Redeemed                                                      -                    -
                                                 -----------------    -----------------
   Net increase (decrease)                                  13,949    $         101,000
                                                 =================    =================

* DECEMBER 31, 2001 SHARES AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
**  THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
*** CLASS N COMMENCED OPERATIONS ON DECEMBER 31, 2002.
+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++ FOR THE PERIOD JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

Redemptions or exchanges of Class N made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. There were no such charges at December 31, 2002.

6. FOREIGN SECURITIES

The International Equity and Overseas Funds invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At December 31, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                        FEDERAL         TAX BASIS       TAX BASIS     NET UNREALIZED
                                      INCOME TAX       UNREALIZED      UNREALIZED      APPRECIATION/
                                         COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                   ----------------   -------------   -------------   --------------
Short-Duration Bond Fund           $    340,905,464   $  16,365,963   $  (5,144,719)   $  11,221,244
Core Bond Fund                        1,970,201,895      76,723,527     (22,076,575)      54,646,952
Diversified Bond Fund                    63,595,216       2,307,579      (1,308,208)         999,371
Balanced Fund                           311,466,566       3,573,883     (28,743,910)     (25,170,027)
Core Value Equity Fund                1,114,139,210      18,495,079    (159,012,132)    (140,517,053)
Fundamental Value Fund                  263,114,701       1,241,409     (22,589,751)     (21,348,342)
Value Equity Fund                       107,767,178         252,049     (12,965,135)     (12,713,086)
Large Cap Value Fund                    591,550,556      16,025,260     (97,053,444)     (81,028,184)
Indexed Equity Fund                   1,244,019,154      44,305,558    (354,365,913)    (310,060,355)
Blue Chip Growth Fund                   399,738,603       2,040,255     (92,322,734)     (90,282,479)
Large Cap Growth Fund                    40,271,831               -      (5,291,763)      (5,291,763)
Growth Equity Fund                      433,356,216               -     (28,829,130)     (28,829,130)
Aggressive Growth Fund                  152,534,297       2,719,787     (12,805,162)     (10,085,375)
OTC 100 Fund                             50,945,249               -     (21,711,744)     (21,711,744)
Focused Value Fund                      295,789,071      23,231,422     (10,712,057)      12,519,365
Small Company Value Fund                 90,590,201       1,450,435      (8,241,821)      (6,791,386)
Small Cap Equity Fund                   458,747,501      26,448,534     (68,898,825)     (42,450,291)
Mid Cap Growth Equity Fund              139,129,803       4,093,623      (8,225,271)      (4,131,648)
Mid Cap Growth Equity II Fund           296,905,961      24,998,326     (36,770,888)     (11,772,562)
Small Cap Growth Equity Fund            328,229,071      11,679,494     (51,372,355)     (39,692,861)
Small Company Growth Fund                36,625,819         892,882      (2,584,269)      (1,691,387)
Emerging Growth Fund                     85,171,362               -      (8,154,599)      (8,154,599)
International Equity Fund             1,022,432,209      25,347,977    (318,204,286)    (292,856,309)
Overseas Fund                           106,942,785       3,082,002      (4,237,064)      (1,155,062)

Note: The aggregate cost for the Money Market Fund as of December 31, 2002, is the same for financial reporting and Federal income tax purposes.

At December 31, 2002, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                           AMOUNT          EXPIRATION DATE
                                                       ---------------    -----------------
Money Market Fund                                      $         4,772    December 31, 2010
Short-Duration Bond Fund                                       793,290    December 31, 2008
Short-Duration Bond Fund                                       860,882    December 31, 2010
Diversified Bond Fund                                          108,510    December 31, 2007
Diversified Bond Fund                                           13,007    December 31, 2008
Diversified Bond Fund                                          215,281    December 31, 2009
Diversified Bond Fund                                          146,447    December 31, 2010
Balanced Fund                                               22,166,384    December 31, 2009
Balanced Fund                                               23,316,861    December 31, 2010
Core Value Equity Fund                                     132,106,774    December 31, 2010
Fundamental Value Fund                                       5,740,978    December 31, 2010
Value Equity Fund                                            1,119,587    December 31, 2009
Value Equity Fund                                            4,733,279    December 31, 2010
Large Cap Value Fund                                        22,553,575    December 31, 2009
Large Cap Value Fund                                        38,867,223    December 31, 2010
Indexed Equity Fund                                          5,152,617    December 31, 2009
Indexed Equity Fund                                         34,979,965    December 31, 2010
Blue Chip Growth Fund                                       17,582,488    December 31, 2009
Blue Chip Growth Fund                                       42,088,672    December 31, 2010
Large Cap Growth Fund                                        3,599,944    December 31, 2010
Growth Equity Fund                                         128,376,760    December 31, 2009
Growth Equity Fund                                          98,921,183    December 31, 2010
Aggressive Growth Fund                                       4,316,566    December 31, 2008
Aggressive Growth Fund                                      74,645,245    December 31, 2009
Aggressive Growth Fund                                      39,256,002    December 31, 2010
OTC 100 Fund                                                 2,229,926    December 31, 2009
OTC 100 Fund                                                 5,742,042    December 31, 2010
Focused Value Fund                                           6,382,487    December 31, 2010
Small Company Value Fund                                     2,054,405    December 31, 2010
Mid Cap Growth Equity Fund                                  86,096,985    December 31, 2009
Mid Cap Growth Equity Fund                                  35,977,324    December 31, 2010
Mid Cap Growth Equity II Fund                                  548,174    December 31, 2008
Mid Cap Growth Equity II Fund                               16,259,824    December 31, 2009
Mid Cap Growth Equity II Fund                               16,323,894    December 31, 2010
Small Cap Growth Equity Fund                                 1,738,099    December 31, 2008
Small Cap Growth Equity Fund                                37,737,954    December 31, 2009
Small Cap Growth Equity Fund                                49,322,723    December 31, 2010
Small Company Growth Fund                                    1,668,126    December 31, 2010
Emerging Growth Fund                                         8,967,181    December 31, 2008
Emerging Growth Fund                                        39,418,506    December 31, 2009
Emerging Growth Fund                                        28,322,542    December 31, 2010
International Equity Fund                                   98,446,792    December 31, 2009
International Equity Fund                                  115,846,145    December 31, 2010
Overseas Fund                                                2,240,695    December 31, 2009
Overseas Fund                                                5,798,941    December 31, 2010

The following Funds have elected to defer to January 1, 2003 post-October losses:

                                                                       AMOUNT
                                                                    ------------
Short-Duration Bond Fund                                            $    111,040
Core Bond Fund                                                           930,240
Diversified Bond Fund                                                     21,246
Balanced Fund                                                          8,019,005
Core Value Equity Fund                                                 5,115,373
Fundamental Value Fund                                                 4,258,993
Value Equity Fund                                                        675,197
Large Cap Value Fund                                                   1,375,226
Indexed Equity Fund                                                    1,601,780
Blue Chip Growth Fund                                                  6,089,772
Large Cap Growth Fund                                                    459,840
Growth Equity Fund                                                     9,521,791
Aggressive Growth Fund                                                   479,939
OTC 100 Fund                                                          14,474,459
Focused Value Fund                                                       182,642
Small Company Value Fund                                                 340,731
Small Cap Equity Fund                                                  4,893,995
Mid Cap Growth Equity Fund                                             4,423,294
Mid Cap Growth Equity II Fund                                          3,255,670
Small Cap Growth Equity Fund                                           4,378,585
Small Company Growth Fund                                              1,190,382
Emerging Growth Fund                                                   1,858,791
International Equity Fund                                             44,606,820
Overseas Fund                                                          2,367,344

The following Funds have elected to defer to January 1, 2003 post-October currency losses:

                                                                       AMOUNT
                                                                    ------------
Growth Equity Fund                                                  $      2,657
Aggressive Growth Fund                                                        61
International Equity Fund                                              1,755,583
Overseas Fund                                                             34,494

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002:

                                                               CAPITAL GAINS DIVIDEND
                                                               ----------------------
Core Bond Fund                                                      $  4,121,089
Focused Value Fund                                                     2,337,180
Small Cap Equity Fund                                                 29,583,761

8. STOCK SPLIT

On April 29, 2002, the Trustees of the Trust approved a stock split for Class A, Class L, Class Y and Class S shares of the Prime Fund. The stock split was effective as of May 1, 2002. The stock split was effected in connection with the decision to change the name and strategy of the Prime Fund to the Money Market Fund. Class A, Class L, Class Y and Class S shares of the Prime Fund were given a conversion factor based on the closing NAV on April 30, 2002. The conversion factors for the classes were as follows:

NAME OF FUND AND SHARE CLASS                              CONVERSION FACTOR
----------------------------                              -----------------
Prime Fund Class A                                          151.77443730
Prime Fund Class L                                          152.68126440
Prime Fund Class Y                                          153.21053850
Prime Fund Class S                                          153.46529030

Each shareholder may determine the number of shares owned as a result of the stock split by multiplying the number of shares owned immediately prior to the stock split by the above conversion factor. The stock split did not result in a change to shareholder account balances.

9. SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. ("Northern Trust") replaced Deutsche Asset Management, Inc. ("DAMI") as the Indexed Equity Fund's and the OTC 100 Fund's Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MASSMUTUAL INSTITUTIONAL FUNDS
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the MassMutual Institutional Funds (the "Trust"), comprised of the Money Market Fund (formerly known as the Prime Fund), the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund (formerly known as the Small Cap Value Equity
Fund), the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund (the "Funds") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MassMutual Institutional Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Institutional Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP N312.

     DISINTERESTED TRUSTEES

                                             TERM                                        NUMBER OF
                                          OF OFFICE**                                  PORTFOLIOS IN
                                              AND                                          FUND
                            POSITION(S)     LENGTH               PRINCIPAL                COMPLEX                   OTHER
     NAME, ADDRESS*,         HELD WITH      OF TIME         OCCUPATION(S) DURING        OVERSEEN BY             DIRECTORSHIPS
        AND AGE                TRUST        SERVED              PAST 5 YEARS              TRUSTEE              HELD BY TRUSTEE
-------------------------  -------------  -----------  ------------------------------  -------------  ------------------------------
Ronald J. Abdow            Trustee of        Since     President, Abdow                     39        Trustee, Abdow G&R Trust
Age: 70                    the Trust         1994      Corporation (operator                          and Abdow G&R Co. (owners
                                                       of restaurants).                               and operators or restaurant
                                                                                                      properties); Chairman,
                                                                                                      Western Mass Development
                                                                                                      Corp.; Chairman, American
                                                                                                      International College;
                                                                                                      Trustee, Oppenheimer
                                                                                                      Tremont Market Neutral Fund
                                                                                                      LLC, Oppenheimer Tremont
                                                                                                      Opportunity Fund LLC and
                                                                                                      Oppenheimer Real Estate
                                                                                                      Fund.

Richard H. Ayers           Trustee of        Since     Retired.                             39        Director, Applera
Age: 59                    the Trust         1996                                                     Corporation; Director,
                                                                                                      Instron Corporation.

Mary E. Boland             Trustee of        Since     Attorney at Law, Egan,               39        Director (since 1999),
Age: 62                    the Trust         1994      Flanagan and Cohen, P.C.                       BankNorth Massachusetts;
                                                       (law firm), Springfield, MA.                   Director (since 1999),
                                                                                                      Massachusetts Educational
                                                                                                      Financing Authority.

David E.A. Carson          Trustee of        Since     Retired; Chairman and                39        Director, United
Age: 67                    the Trust         1996      Chief Executive Officer                        Illuminating Co. (electric
                                                       (1997-2000), People's Bank.                    utility); Trustee (since
                                                                                                      1991), American Skandia
                                                                                                      Trust, American Skandia
                                                                                                      Advisor Funds and American
                                                                                                      Skandia Master Trust
                                                                                                      (open-end investment
                                                                                                      companies).

                                             TERM                                        NUMBER OF
                                          OF OFFICE**                                  PORTFOLIOS IN
                                              AND                                          FUND
                            POSITION(S)     LENGTH               PRINCIPAL                COMPLEX                   OTHER
     NAME, ADDRESS*,         HELD WITH      OF TIME         OCCUPATION(S) DURING        OVERSEEN BY             DIRECTORSHIPS
        AND AGE                TRUST        SERVED              PAST 5 YEARS              TRUSTEE              HELD BY TRUSTEE
-------------------------  -------------  -----------  ------------------------------  -------------  ------------------------------
Richard W. Greene          Trustee of        Since     Retired; Vice President for          39
Age: 66                    the Trust         1996      Investments and Treasurer
                                                       (1998-2000), University of
                                                       Rochester (private
                                                       university).

Beverly L. Hamilton        Trustee of        Since     President ARCO Investment            39        Director (since 1991),
Age: 55                    the Trust         1996      Management Co. (1991-2000).                    American Funds Emerging
                                                                                                      Markets Growth Fund
                                                                                                      (open-interval mutual
                                                                                                      fund); Trustee (since
                                                                                                      2000), Monterey Institute
                                                                                                      for International Studies;
                                                                                                      Trustee (since 2001), The
                                                                                                      California Endowment;
                                                                                                      Trustee (since 2002),
                                                                                                      Community Hospital of the
                                                                                                      Monterey Peninsula;
                                                                                                      Investment Advisory
                                                                                                      Committees of Rockefeller
                                                                                                      Foundation, Unilever
                                                                                                      (Holland) pension fund,
                                                                                                      CFSB Sprout, University of
                                                                                                      Michigan endowment and
                                                                                                      Hartford Hospital.

F. William Marshall, Jr.   Trustee of        Since     Consultant (since 1999);            39         Trustee (since 2000),
Age: 60                    the Trust         1996      Chairman (1999), Family                        Denver-based Oppenheimer
                                                       Bank, F.S.B. (formerly SIS                     and Centennial Funds.
                                                       Bank); Executive Vice
                                                       President (1999), Peoples
                                                       Heritage Financial Group;
                                                       President, Chief Executive
                                                       Officer and Director
                                                       (1993-1999), SIS Bancorp,
                                                       Inc. and SIS Bank (formerly,
                                                       Springfield Institution for
                                                       Savings).

     INTERESTED TRUSTEES

                                             TERM                                        NUMBER OF
                                          OF OFFICE**                                  PORTFOLIOS IN
                                              AND                                          FUND
                            POSITION(S)     LENGTH               PRINCIPAL                COMPLEX                   OTHER
     NAME, ADDRESS*,         HELD WITH      OF TIME         OCCUPATION(S) DURING        OVERSEEN BY             DIRECTORSHIPS
        AND AGE                TRUST        SERVED              PAST 5 YEARS              TRUSTEE              HELD BY TRUSTEE
-------------------------  -------------  -----------  ------------------------------  -------------  ------------------------------
Stuart H. Reese            Chairman          Since     Executive Vice President and         39        Director (since 1994),
Age: 47                    and Trustee       1999      Chief Investment Officer                       Merrill Lynch Derivative
                           of the Trust                (since 1999), Chief                            Products; Chairman (since
                                                       Executive Director                             1999), Director (since
                                                       (1997-1999), MassMutual;                       1996), Antares Capital
                                                       Chairman and Chief Executive                   Corporation (finance
                                                       Officer (since 2001),                          company); Director (since
                                                       President and Chief                            1996), HYP Management, Inc.
                                                       Executive Officer                              (managing member of
                                                       (1999-2001), David L. Babson                   MassMutual High Yield
                                                       & Company Inc. (investment                     Partners LLC), and MMHC
                                                       adviser); Chairman (since                      Investment, Inc. (investor
                                                       1999), President                               in funds sponsored by
                                                       (1995-1999), MassMutual                        MassMutual); Director
                                                       Corporate Investors and                        (since1994), MassMutual
                                                       MassMutual Participation                       Corporate Value Partners
                                                       Investors (closed-end                          Limited (investor in debt
                                                       investment companies).                         and equity securities) and
                                                                                                      MassMutual Corporate Value
                                                                                                      Limited (parent of
                                                                                                      MassMutual Corporate Value
                                                                                                      Partners Limited);
                                                                                                      President (since 1997),
                                                                                                      MassMutual/Darby CBO IM
                                                                                                      Inc. (manager of
                                                                                                      MassMutual/ Darby CBO LLC,
                                                                                                      a high yield bond fund);
                                                                                                      Advisory Board Member
                                                                                                      (since 1995), Kirtland
                                                                                                      Capital Partners.

Richard G. Dooley          Trustee of        Since     Consultant (since 1993),             39        Director, Kimco Realty
Age: 72                    the Trust         1996      MassMutual.                                    Corporation (shopping
                                                                                                      center ownership and
                                                                                                      management); Director
                                                                                                      (since 1993), Jefferies
                                                                                                      Group, Inc. (financial
                                                                                                      services holding company);
                                                                                                      Vice Chairman (since 1995),
                                                                                                      Chairman (1982-1995),
                                                                                                      Director (since 1974),
                                                                                                      MassMutual Corporate
                                                                                                      Investors, and Vice
                                                                                                      Chairman (since 1995),
                                                                                                      Director (since 1988),
                                                                                                      Chairman (1988-1995),
                                                                                                      MassMutual Participation
                                                                                                      Investors (closed-end
                                                                                                      investment companies).

                                             TERM                                        NUMBER OF
                                          OF OFFICE**                                  PORTFOLIOS IN
                                              AND                                          FUND
                            POSITION(S)     LENGTH               PRINCIPAL                COMPLEX                   OTHER
     NAME, ADDRESS*,         HELD WITH      OF TIME         OCCUPATION(S) DURING        OVERSEEN BY             DIRECTORSHIPS
        AND AGE                TRUST        SERVED              PAST 5 YEARS              TRUSTEE              HELD BY TRUSTEE
-------------------------  -------------  -----------  ------------------------------  -------------  ------------------------------
Frederick C. Castellani    Trustee and       Since     Executive Vice President             39
Age: 55                    President of      2001      (since 2001), Senior Vice
                           the Trust                   President (1996-2001),
                                                       MassMutual.

     PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                                                       FUND
                            POSITION(S)       LENGTH                             PRINCIPAL                            COMPLEX
     NAME, ADDRESS*,         HELD WITH        OF TIME                       OCCUPATION(S) DURING                    OVERSEEN BY
        AND AGE                TRUST          SERVED                            PAST 5 YEARS                          TRUSTEE
-------------------------  ---------------  -----------  --------------------------------------------------------  -------------
James S. Collins           Chief Financial     Since     Vice President (since 1999), Second                           39
Age: 44                    Officer and         2000      Vice President (1990-1999), MassMutual.
                           Treasurer of
                           Trust

Thomas M. Kinzler          Vice President      Since     Vice President and Associate General Counsel                  39
Age: 46                    and Secretary       1999      (since 1999), Second Vice President and
                           of the Trust                  Associate General Counsel (1996-1999).

Vernon J. Meyer            Vice President      Since     Vice President (since 1998), Second                           39
Age: 37                    of the Trust        1999      Vice President (1995-1998), MassMutual.

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

The International Equity Fund and Overseas Fund paid qualifying foreign taxes of $1,593,703 and $139,442 and earned $21,373,826 and $1,154,249 foreign source income, respectively, during the year ended December 31, 2002. Pursuant to
Section 853 of the Internal Revenue Code, the International Equity Fund and Overseas Fund designates $0.017 and $0.009 per share as foreign taxes paid and $0.223 and $0.076 per share as income earned from foreign sources, respectively, for the year ended December 31, 2002.

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Core Bond Fund                                                          0.09%
Diversified Bond Fund                                                   0.20%
Balanced Fund                                                          33.68%
Fundamental Value Fund                                                100.00%
Value Equity Fund                                                     100.00%
Large Cap Value Fund                                                  100.00%
Indexed Equity Fund                                                   100.00%
Blue Chip Growth Fund                                                 100.00%
Growth Equity Fund                                                    100.00%
Focused Value Fund                                                     28.60%
Small Company Value Fund                                              100.00%
Small Cap Equity Fund                                                 100.00%
Small Cap Growth Equity Fund                                          100.00%
International Equity Fund                                               0.52%